UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-00558

THE HARTFORD MUTUAL FUNDS II, INC.

(Exact name of registrant as specified in charter)

690 Lee Road, Wayne, Pennsylvania 19087

(Address of Principal Executive Offices) (Zip Code)

Thomas R. Phillips, Esquire

Hartford Funds Management Company, LLC

690 Lee Road

Wayne, Pennsylvania 19087

(Name and Address of Agent for Service)

Copy to:

John V. O’Hanlon, Esquire

Dechert LLP

One International Place, 40th Floor

100 Oliver Street

Boston, Massachusetts 02110-2605

Registrant’s telephone number, including area code:  (610) 386-4068

Date of fiscal year end: October 31

Date of reporting period: October 31, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-1090. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)

Hartford Schroders Funds
Annual Report
October 31, 2023

■ Hartford Schroders China A Fund
■ Hartford Schroders Diversified Emerging Markets Fund
■ Hartford Schroders Diversified Growth Fund
■ Hartford Schroders Emerging Markets Equity Fund
■ Hartford Schroders Emerging Markets Multi-Sector Bond Fund
■ Hartford Schroders International Contrarian Value Fund
■ Hartford Schroders International Multi-Cap Value Fund
■ Hartford Schroders International Stock Fund
■ Hartford Schroders Sustainable Core Bond Fund*
■ Hartford Schroders Sustainable International Core Fund
■ Hartford Schroders Tax-Aware Bond Fund
■ Hartford Schroders US MidCap Opportunities Fund
■ Hartford Schroders US Small Cap Opportunities Fund

*	Effective November 30, 2023, the Fund will change its name to Hartford Schroders Core Fixed Income Fund.

A MESSAGE FROM THE PRESIDENT
Dear Shareholders
Thank you for investing in Hartford Mutual Funds. The following is the Funds’ Annual Report covering the period from November 1, 2022 through October 31, 2023.
Market Review
During the 12 months ended October 31, 2023, U.S. stocks, as measured by the S&P 500 Index,1 gained 10.14%. While the results were positive for the period, it was nonetheless a turbulent ride for investors as brief surges of optimism were repeatedly challenged by episodes of extreme volatility and uncertainty over the direction of inflation, interest rates, economic growth, and Federal Reserve (Fed) policy—as well as a brief but troubling banking crisis and a late-period rise in U.S. Treasury yields.
At the start of the period, most major equity indices were rising in response to a succession of Consumer Price Index (CPI)2 reports showing that inflation, after peaking at 9.1% in June 2022, had tapered off to well below 6% by March 2023. The improved inflation outlook prompted the Federal Open Market Committee (FOMC) to reduce the size of its rate hikes from three-quarters of a percent to a half-percent increase in December 2022, followed by two consecutive quarter-percent hikes.
Nonetheless, most of Fed Chair Jerome Powell’s public statements provided a consistent message that interest rates would still need to stay “higher for longer” until inflation had been sufficiently vanquished—which for the Fed meant a target inflation rate of 2%. Investor sentiment remained volatile as equities soared in January 2023 but pulled back in February 2023.
A sudden March 2023 banking crisis involving the liquidation of Silicon Valley Bank and Signature Bank also shook market sentiment briefly. Sensing fragility in the financial sector, the Fed used its June 2023 meeting to pause its rate hikes for a month. Fortuitously, the CPI report issued during the same month showed annual inflation had dropped to 3%. At the period’s end, the rate had risen to 3.7%.
In May 2023, an unexpectedly positive forward-guidance report from chipmaker NVIDIA helped kick off a surprise stock rally, lifting the value of growth-oriented equities, particularly those linked to artificial-intelligence technology. The rally continued through July 2023 before finally cooling off amidst a sudden surge in U.S. Treasury yields. As of the end of the period, the yield on the bellwether 10-Year Treasury note had climbed to 4.88% amid signals from the Fed that resilience in the economy would likely force the Fed to delay interest rate cuts to 2024. Earlier predictions of imminent recession became more muted.
As 2024 approaches, the continuation of strong consumer demand and relatively low unemployment seems likely to create even greater uncertainty surrounding the Fed’s timetable for keeping interest rates elevated. With volatility likely to persist, even into the new year, it’s more important than ever to maintain a strong relationship with your financial professional.
Thank you again for investing in Hartford Mutual Funds. For the most up-to-date information on our funds, please take advantage of all the resources available at hartfordfunds.com.
James Davey
President
Hartford Funds
[1]	S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks. Indices are unmanaged and not available for direct investment. Past performance does not guarantee future results.
[2]	The Consumer Price Index (CPI) in the United States is defined by the Bureau of Labor Statistics as a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Hartford Schroders Funds
The views expressed in each Fund’s Manager Discussion contained in the Fund Overview section are views of that Fund’s portfolio manager(s) through the end of the period and are subject to change based on market and other conditions, and we disclaim any responsibility to update the views contained herein. These views may contain statements that are “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. Each Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable. Holdings and characteristics are subject to change. With the exception of Hartford Schroders Diversified Emerging Markets Fund, Hartford Schroders Diversified Growth Fund, Hartford Schroders International Contrarian Value Fund, Hartford Schroders Sustainable Core Bond Fund, and Hartford Schroders Sustainable International Core Fund, Fund performance reflected in each Fund’s Manager Discussion reflects the returns of such Fund’s Class A shares, before sales charges, and returns for such Fund’s other classes differ only to the extent that the classes do not have the same expenses. Fund performance reflected in the Manager Discussion for each of Hartford Schroders Diversified Emerging Markets Fund, Hartford Schroders Diversified Growth Fund, Hartford Schroders International Contrarian Value Fund, Hartford Schroders Sustainable Core Bond Fund, and Hartford Schroders Sustainable International Core Fund reflect the returns of such Fund's Class SDR shares and returns for such Fund’s other classes differ only to the extent that the classes do not have the same expenses.

Hartford Schroders China A Fund
 Fund Overview
 October 31, 2023 (Unaudited)

Inception 03/31/2020 Sub-advised by Schroder Investment Management North America Inc. and its sub-sub-adviser, Schroder Investment Management North America Limited	Investment objective – The Fund seeks long-term capital appreciation.
Comparison of Change in Value of $10,000 Investment (03/31/2020 - 10/31/2023)
The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.
Average Annual Total Returns
for the Periods Ended 10/31/2023
	1 Year	Since Inception[1]
Class A2	-1.60%	2.94%
Class A3	-7.01%	1.33%
Class C2	-1.80%	2.53%
Class C4	-2.78%	2.53%
Class I2	-1.29%	3.20%
Class Y2	-1.25%	3.28%
Class F2	-1.13%	3.37%
Class SDR[2]	-1.13%	3.37%
MSCI China A Onshore Index (Net)	-0.11%	1.06%

[1]	Inception: 03/31/2020
[2]	Without sales charge
[3]	Reflects maximum sales charge of 5.50%
[4]	Reflects a contingent deferred sales charge of 1.00%
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2023, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
You cannot invest directly in an index.
See "Benchmark Glossary" for benchmark descriptions.
Performance information may reflect expense waivers/reimbursements without which performance would have been lower.
Operating Expenses*	Gross	Net
Class A	1.69%	1.45%
Class C	2.39%	2.25%
Class I	1.37%	1.15%
Class Y	1.35%	1.11%
Class F	1.24%	0.99%
Class SDR	1.25%	0.99%

*	Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual expense reimbursement arrangements. Net expenses reflect such arrangements in instances when they reduce gross expenses. These arrangements remain in effect until 02/29/2024 unless the Fund’s Board of Directors approves an earlier termination. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2023.

2

Hartford Schroders China A Fund
 Fund Overview – (continued)
 October 31, 2023 (Unaudited)

Portfolio Manager
Hartford Schroders China A Fund’s sub-adviser is Schroder Investment Management North America Inc. and its sub-sub-adviser is Schroder Investment Management North America Limited.
Jack Lee, CFA
Portfolio Manager

Manager Discussion
How did the Fund perform during the period?
The Class A shares of the Hartford Schroders China A Fund returned -1.60%, before sales charges, for the twelve-month period ended October 31, 2023, underperforming the Fund’s benchmark, the MSCI China A Onshore Index (Net), which returned -0.11% for the same period. For the same period, the Class A shares of the Fund, before sales charges, underperformed the 8.17% average return of the Lipper China Region Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
The China markets saw a very sharp rebound in the last quarter of 2022 from those very ‘oversold’ levels. The recovery was driven by the long-awaited relaxation of Covid measures. The Chinese authorities have also taken more decisive steps to support activity in the domestic property market during the period through the provision of increased liquidity support to many of the distressed private sector developers. This shift in stance is important as the emphasis moves from encouraging deleveraging towards supporting activity and economic growth in this key industry. Nonetheless, the positive sentiments failed to sustain in 2023 due to the re-escalation of geopolitical tension between U.S. and China. The unexciting 2023 gross domestic product (GDP) growth target for China of 5% announced by China’s new leadership team also cooled off the overall market sentiment. Investors were also disappointed with the anemic economic recovery as well as the lack of concerted policy efforts from the government to turnaround the weak economic situation in China.
From an allocation perspective, the underweight in the Financials sector and overweight in the Materials sector detracted performance the most. Stock selections in these two sectors were favorable during the period, offsetting part of the negative impact. At the stock level, online gaming company Perfect World was a key contributor as it continued to benefit from the recovery in China’s gaming industry. Investors also liked the company for its rich game pipeline. Online financial platform Hithink RoyalFlush Information Network also rallied as investors believed the company can benefit from the artificial intelligence trend given its massive data base gathered from its daily business operation. Gold miner Zijin Mining Group went higher alongside gold prices, as investors looked for safe heaven amid the banking crisis in the U.S. and Europe and the weak macroeconomic outlook in China during the period. On the flip side, medical equipment company Qingdao Haier Biomedical traded lower as investors were conscious that the government’s budget for Healthcare infrastructure could be lower than expected amid a weak macroeconomic outlook. Zhejiang Huayou Cobalt remained weak alongside the soft cobalt price as a result of surging supply of cobalt. Piesat Information Technology, a remote sensing and navigation satellite application services provider, was weak as its operating results were disappointing.
During the period, the Fund did not use derivatives.
What is the outlook as of the end of the period?
Recent macroeconomic data has suggested activity in China is bottoming out, aided by an improvement in consumption, industrial activity and exports. We believe there is scope for the growth momentum to continue through the fourth quarter of 2023 and into 2024, supported by further monetary policy easing.
However, housing market activity and private investment remain sluggish, probably due to structural problems – a weak labour market and a lack of confidence towards the economic outlook. Ongoing U.S.-China tensions and the local-government debt issue also remain serious concerns that have led international investors to sell positions in China, adding further downward pressure to the local markets, in our view.
These macroeconomic risks, however, seem to be priced in, in our view; indeed, share prices in China are not far off the levels seen late last year in the depths of the Covid restrictions, when the outlook was far more uncertain. Given this mismatch in valuations against fundamentals, and the current low expectations for markets, we continue to see attractive opportunities on a bottom-up basis.
While we share many of the market’s concerns about the structural challenges China faces, we still believe there is room for the authorities to surprise positively with well-coordinated policy support for the economy. We also think that better-managed businesses with stronger franchises can still deliver growth, despite a slower GDP growth backdrop.
Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • The Fund invests in China A shares through Stock Connect, which is subject to a number of restrictions that may affect the Fund’s investments and returns. To the extent the Fund invests in China A shares listed on the Science and Technology Innovation Board of the Shanghai stock exchange and/or the ChiNext market of the Shenzhen stock exchange, the risks are heightened. • Risks associated with investments in China include currency fluctuation, political, economic, social, environmental, regulatory and other risks, including risks associated with differing legal standards. Focusing investments in China subjects the Fund to more volatility and greater risk of loss than

3

Hartford Schroders China A Fund
 Fund Overview – (continued)
 October 31, 2023 (Unaudited)

a fund with more geographically diverse investments. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political, economic and regulatory developments. These risks may be greater, and include additional risks, for investments in emerging markets, such as China. • Small- and mid-cap securities can have greater risks and volatility than large-cap securities. • Derivatives are generally more volatile and sensitive to changes in market or economic conditions than other securities; their risks include currency, leverage, liquidity, index, pricing, regulatory and counterparty risk. These risks may be greater and include additional risks for foreign equity securities. • Because the Fund is non-diversified, it may invest in a smaller number of issuers, and may be more exposed to risks and volatility than a more broadly diversified fund. • To the extent the Fund focuses on one or more sectors, the Fund may be subject to increased volatility and risk of loss if adverse developments occur. • The Fund may have high portfolio turnover, which could increase its transaction costs and an investor's tax liability. • Integration of environmental, social, and/or governance (ESG) characteristics into the investment process may not work as intended.
Composition by Sector(1)
as of 10/31/2023
Sector	Percentage of Net Assets
Equity Securities
Communication Services	2.0%
Consumer Discretionary	5.1
Consumer Staples	10.2
Energy	1.4
Financials	12.1
Health Care	15.4
Industrials	16.1
Information Technology	15.5
Materials	20.6
Real Estate	0.7
Total	99.1%
Short-Term Investments	1.2
Other Assets & Liabilities	(0.3)
Total	100.0%

(1)	A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.
4

Hartford Schroders Diversified Emerging Markets Fund
 Fund Overview
 October 31, 2023 (Unaudited)

Inception 09/30/2021 Sub-advised by Schroder Investment Management North America Inc. and its sub-sub-adviser, Schroder Investment Management North America Limited	Investment objective – The Fund seeks long-term capital appreciation.
Comparison of Change in Value of $5,000,000 Investment (09/30/2021 - 10/31/2023)
The chart above represents the hypothetical growth of a $5,000,000 investment in Class SDR. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.
Average Annual Total Returns
for the Periods Ended 10/31/2023
	1 Year	Since Inception[1]
Class A2	6.87%	-13.56%
Class A3	1.00%	-15.88%
Class C2	6.00%	-14.14%
Class C4	5.00%	-14.14%
Class I2	7.03%	-13.38%
Class Y2	7.23%	-13.30%
Class F2	7.36%	-13.37%
Class SDR[2]	7.22%	-13.43%
MSCI Emerging Markets Index (Net)	10.80%	-11.69%

[1]	Inception: 09/30/2021
[2]	Without sales charge
[3]	Reflects maximum sales charge of 5.50%
[4]	Reflects a contingent deferred sales charge of 1.00%
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2023, which may exclude investment transactions as of this date. The share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
Classes A, C, I, Y, and F commenced operations on 02/28/2022 and performance prior to that date is that of the Fund’s Class SDR shares. Performance prior to an inception date of a class has not been adjusted to reflect the operating expenses of such class. If the performance were adjusted, it may have been higher or lower.
You cannot invest directly in an index.
See "Benchmark Glossary" for benchmark descriptions.
Performance information may reflect expense waivers/reimbursements without which performance would have been lower.
Operating Expenses*	Gross	Net
Class A	3.31%	1.35%
Class C	4.06%	2.15%
Class I	3.00%	1.05%
Class Y	2.92%	1.00%
Class F	2.81%	0.90%
Class SDR	2.81%	0.90%

*	Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual expense reimbursement arrangements. Net expenses reflect such arrangements in instances when they reduce gross expenses. These arrangements remain in effect until 02/29/2024 unless the Fund’s Board of Directors approves an earlier termination. Expenses shown include acquired fund fees and expenses. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2023.

5

Hartford Schroders Diversified Emerging Markets Fund
 Fund Overview – (continued)
 October 31, 2023 (Unaudited)

Portfolio Managers
Hartford Schroders Diversified Emerging Markets Fund’s sub-adviser is Schroder Investment Management North America Inc. and its sub-sub-adviser is Schroder Investment Management North America Limited.
Tom Wilson, CFA
Portfolio Manager
David Philpotts
Portfolio Manager
Gordon Huang
Portfolio Manager

Manager Discussion
How did the Fund perform during the period?
The Class SDR shares of the Hartford Schroders Diversified Emerging Markets Fund returned 7.22% for the twelve-month period ended October 31, 2023, underperforming the Fund’s benchmark, the MSCI Emerging Markets Index (Net), which returned 10.80% for the period. Over the same period, the Class SDR shares of the Fund underperformed the 12.32% average return of the Lipper Emerging Markets Funds peer group, which is a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
Over the twelve-month period ended October 31, 2023, the Fund underperformed the MSCI Emerging Markets Index (Net) over the past 12 months, with most of the lag occurring in the third quarter of 2023 as global equities consolidated. Markets were rotational during the period but moved higher from depressed levels in late 2022, with deeper value at the top of the leader board. Conversely, stocks with stable quality value and high growth characteristics were more challenged on a relative basis, underperforming in an up market. Despite persistent negative headlines regarding the direction of the Chinese economy, the market significantly outpaced the broader MSCI Emerging Markets Index (Net) during the 12-month period, with all the outperformance unfolding in a brief spurt in the fourth quarter, 2022 as the government ended their zero COVID policy. China lags the other markets within the MSCI Emerging Markets Index (Net) materially on a year-to-date basis through October 31, 2023.
Relative performance was challenged during period, primarily in the third quarter of 2023, as the market backdrop largely penalized higher quality mega cap stocks. The Fund’s overweight positions in higher quality Chinese internet companies such as JD.com detracted as the shares declined in sympathy with waning domestic economic sentiment. The Fund’s underweight in PDD Holdings was also a challenge as the lower end online retailer continued to gain market share as Chinese consumers traded down for more affordable products. Indian banks ICICI Bank and HDFC Bank rounded out high quality, mega cap overweight holdings that underperformed during the period. Within the lower market capitalization Fund exposure, an underweight to low quality value segments of Chinese banks and autos, as well as low quality artificial intelligence (AI) and electric vehicle thematic names (e.g., POSCO, Quanta) also weighed on relative performance.
However, the Fund benefited from favorable positioning in Utilities, emerging markets (EM) Asian semiconductors and portions of Europe, the Middle East and Africa, and Asia. Within Utilities, favorable positioning in renewable electric utility groups in Brazil and India buoyed relative performance. Shares in high quality mega cap semiconductor group TSMC rose sharply over the 12-month period, in part supported by the euphoria surrounding AI trends as the company is the dominant chip manufacturer at the leading edge in the industry. In South Korea, Samsung Electronics and SK Hynix were also notable mega cap semiconductor outperformers, while the Fund also benefited from positive equity selection in select lower market capitalization quality pharmaceutical holdings. Finally, an overweight stance and solid stock selection in smaller country markets in EM Europe, the Middle East and Africa, (Poland, Greece, Hungary) also contributed positively to relative performance, as positions in deeper value and quality cyclical banks, staples and Industrials added value.
Derivatives were used within the Fund during the period in the form of index futures and were only used for efficient management of fund inflows and outflows; these futures had no material impact on overall Fund performance for the period.
What is the outlook as of the end of the period?
Looking back at the year so far has once again highlighted the perils of attempting to link investment positions to economic forecasts. Very few mainstream forecasters foresaw the resilience of global growth, and those that did were expecting China, not the U.S., to be the dominant economy. Yet another big miss was the dramatic rise in U.S. bond yields (the consensus forecast in January 2023 for the Treasury 10-year yield for year-end was 3.4% compared to 4.6% at end September 2023).
The retracement in equities during the third quarter of 2023 was indicative of a more sanguine market, but hardly represented a reversal of prior trends. Ambivalence may be a better description as few investors appear to be sticking their necks out, perhaps rightly so in our view. Nevertheless, the generally accepted view seems to be that the world is heading for a soft-landing and may even manage to

6

Hartford Schroders Diversified Emerging Markets Fund
 Fund Overview – (continued)
 October 31, 2023 (Unaudited)

pull off the elusive “no-landing” scenario, but with inflation falling more slowly than hoped, interest rates will remain higher for longer in developed markets at least, in our view.
Fortunately, we do not feel the need to be very brave when it comes to predicting the potential range of market scenarios. This is primarily because we believe there is a very wide range of both Value and Quality opportunities across the universe which do not require taking outsized industry or region positions. However, almost all our concerns at the beginning of the year remain front of mind. They could be glibly summarized as “the big picture is still uncertain” and “history will only provide some of the answers”. Given this, we believe it may be better to take the opportunities that are pushed our way and spend more time thinking about what is priced in today than forecasting tomorrow.
Our preference is to build a diversified portfolio bottom-up to capture multiple themes while scaling up insights to seek to exploit the broadest possible opportunity set. We are still concerned about a harder than expected landing, particularly since it no longer appears to be discounted which, in our view, warrants a focus on quality characteristics such as robust balance sheets and the ability to defend profit margins during a downturn. Selected allocations to preferred high quality defensive stocks is one way to hedge such an outcome in our view. However, if this fails to materialize, we believe economic sensitivity can be found in technology and export focused industries. For deep value, we believe the Financials and Energy sectors remain the key stamping ground. We remain wary of the Real Estate sector from a balance sheet perspective.
In summary, the Fund remains well diversified across both stocks and themes, albeit with a bias towards Quality.  Given the potential for higher treasury yields to break “something” in the system, we would not be surprised to encounter bursts in volatility associated with short rotations in market leadership. This has historically rewarded nimbleness, which we take to mean trading little but often.
In the meantime, the apparent lack of direction in markets at present also offers the opportunity for stock specifics to rise in importance, which would naturally lead to greater dispersion in our view.
Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political, economic and regulatory developments. These risks may be greater, and include additional risks, for investments in emerging markets or if the Fund focuses in a particular geographic region or country, such as China. • Risks associated with investments in China include currency fluctuation, political, economic, social, environmental, regulatory and other risks, including risks associated with differing legal standards. • Small- and mid-cap securities can have greater risks and volatility than large-cap securities. • Derivatives are generally more volatile and sensitive to changes in market or economic conditions than other securities; their risks include currency, leverage, liquidity, index, pricing, regulatory and counterparty risk. • Applying sustainability criteria to the investment process may result in foregoing certain investments and underperformance comparative to funds that do not have a similar focus. There is a risk that the securities identified by the sub-adviser as meeting its sustainable investing criteria do not operate as anticipated. • The Fund may have high portfolio turnover, which could increase its transaction costs and an investor's tax liability.
Composition by Sector(1)
as of 10/31/2023
Sector	Percentage of Net Assets
Equity Securities
Communication Services	11.6%
Consumer Discretionary	14.4
Consumer Staples	6.4
Energy	3.4
Financials	22.6
Health Care	5.5
Industrials	5.5
Information Technology	24.4
Materials	3.1
Real Estate	0.8
Utilities	1.0
Total	98.7%
Short-Term Investments	1.2
Other Assets & Liabilities	0.1
Total	100.0%

(1)	A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.
7

Hartford Schroders Diversified Growth Fund (Consolidated)
 Fund Overview
 October 31, 2023 (Unaudited)

Inception 09/20/2023 Sub-advised by Schroder Investment Management North America Inc. and its sub-sub-adviser, Schroder Investment Management North America Limited	Investment objective – The Fund seeks long-term total return.
Comparison of Change in Value of $5,000,000 Investment (09/20/2023 - 10/31/2023)
The chart above represents the hypothetical growth of a $5,000,000 investment in Class SDR. Returns for Class I may vary from what is seen above due to differences in the expenses charged to Class I.
Cumulative Total Returns
for the Period Ended 10/31/2023
Since Inception[1]
Class I	-3.70%
Class SDR	-3.70%
50% MSCI ACWI Index (Net)/ 50% Bloomberg US Aggregate Bond Index	-4.21%
MSCI ACWI Index (Net)	-5.59%
Bloomberg US Aggregate Bond Index	-2.82%
ICE BofAML US 3-Month Treasury Bill Index plus 5%	1.17%

[1]	Inception: 09/20/2023
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2023, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
You cannot invest directly in an index.
See "Benchmark Glossary" for benchmark descriptions.
Performance information may reflect expense waivers/reimbursements without which performance would have been lower.
Operating Expenses*	Gross	Net
Class I	0.95%	0.86%
Class SDR	0.84%	0.71%

*	Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual expense reimbursement arrangements. Net expenses reflect such arrangements in instances when they reduce gross expenses. These arrangements remain in effect until 02/28/2025 unless the Fund’s Board of Directors approves an earlier termination. The fee waiver remains in effect as long as the Fund remains invested in the subsidiary. Expenses shown include acquired fund fees and expenses and expenses of the Fund’s wholly-owned Cayman Islands subsidiary. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2023.

8

Hartford Schroders Diversified Growth Fund (Consolidated)
 Fund Overview – (continued)
 October 31, 2023 (Unaudited)

Portfolio Managers
Hartford  Schroders Diversified Growth Fund’s sub-adviser is Schroder Investment Management North America Inc. and its sub-sub-adviser is Schroder Investment Management North America Limited.
Johanna Kyrklund, CFA
Portfolio Manager
Remi Olu-Pitan, CFA
Portfolio Manager
Mina Krishnan, CFA
Portfolio Manager
Gaia Marinaccio, CFA
Portfolio Manager

Manager Discussion
How did the Fund perform during the period?
Hartford Schroders Diversified Growth Fund commenced operations on September 20, 2023.  Class SDR shares of the Fund returned -3.70% for the period of September 20, 2023 through October 31, 2023, outperforming the Fund’s custom benchmark, 50% MSCI ACWI Index (Net)/ 50% Bloomberg US Aggregate Bond Index, which returned -4.21%.  Individually, the MSCI ACWI Index (Net) and the Bloomberg US Aggregate Bond Index returned -5.59% and -2.82%, respectively.  Over the same period, Class SDR shares of the Fund underperformed the -3.62% average return of the Lipper Flexible Portfolio Funds peer group, which is a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
In a weak October 2023 for financial markets, equities were broadly lower as conflict in the Middle East negatively affected risk appetites.  Government bond yields rose as interest rates are expected to stay higher for longer.  U.S. equities (S&P 500 Index, -2.20%) fell in October 2023 as the expected end to the U.S. Federal Reserve’s (Fed) tighter policy environment had been pushed back and the geopolitical temperature rose.  During the period, inflation remained elevated and the broader U.S. economy remained very robust.  Eurozone, UK, Asia ex Japan, and Emerging Market (EM) equities all fell over the month.  In fixed income, bond markets were significantly influenced by expectations of sustained higher interest rates.  In commodities, Energy was the worst-performing component with sharp declines in the price of oil.
Equities were the main detractor as gains in EM, Europe, and Japan equities were not able to offset losses from Global and U.S. equities.  Within U.S. equities, our allocation to an actively managed equity strategy, Schroders U.S. Diversified (a growth oriented equity strategy), was our largest detractor followed by our allocation to Nasdaq index future.  These losses were softened by positive performance from our tactical short position in the S&P 500 Index future.   Within fixed income, the Fund suffered from losses in government bonds, specifically our allocation to U.S. 10-year Treasury
Ultra position, as yields increased.  We implemented this via an Ultra position, which is a form of a futures contract that provides slightly longer duration than a normal 10-year Treasury futures contract.  Furthermore, allocations to corporate bonds dragged on performance as investment grade corporate bond spreads widened, indicating underperformance relative to government bonds.  High yield bonds delivered negative total returns as well. The Fund received positive performance from its cash positioning and currency hedges implemented over the period.  These were able to soften losses in other parts of the portfolio.
The Fund used derivatives over the period to manage risk and enhance returns as well as for the efficient implementation of asset allocation decisions including relative value trades. The use of derivatives over the period positively impacted performance.
What is the outlook as of the end of the period?
Over October 2023, there continued to be evidence that inflation is trending lower, but the U.S. labor market is still more resilient than expected.  This leads us to believe that central bank rates are reaching a plateau but also that any hope of an imminent pivot to lower rates is premature.  In the absence of a more material softening in the labor market, it is too early to position for a hard landing.  As a consequence, we have closed our position in the U.S. 5-year Treasury notes as of the end of the period.  As of the end of the period, we are avoiding the long end of the U.S. yield curve due to concerns about government debt levels and given yield curve inversion.
In the absence of recessionary risks in the short term, we expect the S&P 500 Index to rally into year-end.  Similarly, the sell-off in bond markets has resulted in attractive yields in U.S. high yield debt in our view.  We believe corporate and household balance sheets remain strong, standing them in good stead to digest tightening financial conditions and moderate growth without a significant pick up in defaults.
Important Risks
The Fund is new and has a limited operating history. Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and

9

Hartford Schroders Diversified Growth Fund (Consolidated)
 Fund Overview – (continued)
 October 31, 2023 (Unaudited)

the prospects of individual companies. The Fund may allocate a portion of its assets to specialist portfolio managers, which may not work as intended. • Derivatives are generally more volatile and sensitive to changes in market or economic conditions than other securities; their risks include currency, leverage, liquidity, index, pricing, regulatory and counterparty risk. • By investing in a Cayman subsidiary, the Fund is indirectly exposed to the risks associated with a non-U.S. subsidiary and its investments. • Investments in the commodities market may increase the Fund’s liquidity risk, volatility and risk of loss if adverse developments occur. • Investments linked to prices of commodities may be considered speculative. • Foreign investments, including foreign government debt, may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political, economic and regulatory developments. These risks may be greater, and include additional risks, for investments in emerging markets. • Fixed income security risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall. • Investments in high-yield (“junk”) bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities. • The value of inflation-protected securities (IPS) generally fluctuates with changes in real interest rates, and the market for IPS may be less developed or liquid, and more volatile, than other securities markets. • Mortgage-related and asset-backed securities’ risks include credit, interest-rate, prepayment, and extension risk. • The purchase of securities in the To-Be-Announced (TBA) market can result in higher portfolio turnover and related expenses as well as price and counterparty risk. • Restricted securities may be more difficult to sell and price than other securities. • Obligations of U.S. Government agencies are supported by varying degrees of credit but are generally not backed by the full faith and credit of the U.S. Government. • Different investment styles may go in and out of favor, which may cause the Fund to underperform the broader stock market. • Investments in securities of other investment companies includes the risks that apply to such other investment companies’ strategies and holdings. • Integration of environmental, social, and/or governance (ESG) characteristics into the investment process may not work as intended. • There can be no assurance that the Fund will meet its volatility target. The volatility target is intended to reduce the overall risk of investing in the Fund but may not work as intended.
Composition by Security Type(1)
as of 10/31/2023
Category	Percentage of Net Assets
Equity Related Investments
Common Stocks	42.6%
Equity Exchange-Traded Funds	1.0
Preferred Stocks	0.1
Total	43.7%
Fixed Income Related Investments
Fixed Income Exchange-Traded Funds	24.2%
U.S. Government Agencies(2)	2.0
Total	26.2%
Commodity Related Investments
Commodity Exchange-Traded Funds	4.1%
Total	4.1%
Short-Term Investments	39.2
Other Assets & Liabilities	(13.2)
Total	100.0%

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
(2)	All, or a portion of the securities categorized as U.S. Government Agencies, were agency mortgage-backed securities as of October 31, 2023.
10

Hartford Schroders Emerging Markets Equity Fund
 Fund Overview
 October 31, 2023 (Unaudited)

Inception 03/31/2006 Sub-advised by Schroder Investment Management North America Inc. and its sub-sub-adviser, Schroder Investment Management North America Limited	Investment objective – The Fund seeks capital appreciation.
Comparison of Change in Value of $10,000 Investment (10/31/2013 - 10/31/2023)
The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.
Average Annual Total Returns
for the Periods Ended 10/31/2023
	1 Year	5 Years	10 Years
Class A1	10.37%	1.57%	1.34%
Class A2	4.31%	0.42%	0.77%
Class C1	9.65%	0.92%	0.95%
Class C3	8.65%	0.92%	0.95%
Class I1	10.65%	1.85%	1.60%
Class R3[1]	10.12%	1.38%	1.30%
Class R4[1]	10.44%	1.73%	1.49%
Class R5[1]	10.67%	1.87%	1.63%
Class Y1	10.70%	1.91%	1.67%
Class F1	10.88%	2.03%	1.71%
Class SDR[1]	10.85%	2.03%	1.75%
MSCI Emerging Markets Index (Net)	10.80%	1.59%	1.19%

[1]	Without sales charge
[2]	Reflects maximum sales charge of 5.50%
[3]	Reflects a contingent deferred sales charge of 1.00%
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2023, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
Effective immediately before the opening of business on 10/24/2016, the Schroder Emerging Market Equity Fund (the “Predecessor Fund”) was reorganized into the Fund. The performance information shown for periods prior to 10/24/2016 is that of the Predecessor Fund. Prior to 10/24/2016, Class A, Class I and Class SDR were called Advisor Shares, Investor Shares and R6 Shares, respectively. Class C, Class R3, Class R4, Class R5, and Class Y shares commenced operations on 10/24/2016 and performance prior to this date reflects the performance of the Predecessor Fund’s Investor Shares. Performance for Class SDR shares prior to 12/30/2014 (the inception date of the Predecessor Fund’s Class R6 Shares) reflects the performance of the Predecessor Fund’s Investor Shares. Class F shares commenced operations on 02/28/2017 and performance prior to that date is that of the Fund’s Class I shares. Performance prior to Class F’s inception date has not been adjusted to reflect the operating expenses of Class F. The returns would be different if the Fund’s fees and expenses were reflected for periods prior to 10/24/2016.
You cannot invest directly in an index.
See "Benchmark Glossary" for benchmark descriptions.
Performance information may reflect expense waivers/reimbursements without which performance would have been lower.
Effective as of the close of business on 04/15/2021, the Fund was closed to new investors, subject to certain exceptions. For more information, please see the Fund's prospectus.

11

Hartford Schroders Emerging Markets Equity Fund
 Fund Overview – (continued)
 October 31, 2023 (Unaudited)

Operating Expenses*	Gross	Net
Class A	1.56%	1.45%
Class C	2.15%	2.15%
Class I	1.25%	1.25%
Class R3	1.78%	1.78%
Class R4	1.47%	1.47%
Class R5	1.18%	1.18%
Class Y	1.17%	1.17%
Class F	1.07%	1.07%
Class SDR	1.06%	1.06%

*	Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual fee waivers or expense reimbursement arrangements, if any. Net expenses reflect such arrangements only with respect to Class A. These arrangements remain in effect until 02/29/2024 unless the Fund’s Board of Directors approves an earlier termination. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2023.

Portfolio Managers
Hartford Schroders Emerging Markets Equity Fund’s sub-adviser is Schroder Investment Management North America Inc. and its sub-sub-adviser is Schroder Investment Management North America Limited.
Tom Wilson, CFA
Portfolio Manager
Robert Davy
Portfolio Manager
James Gotto
Portfolio Manager
Waj Hashmi, CFA
Portfolio Manager
Nicholas Field
Portfolio Manager
Rollo Roscow
Portfolio Manager

Manager Discussion
How did the Fund perform during the period?
The Class A shares of the Hartford Schroders Emerging Markets Equity Fund returned 10.37%, before sales charges, for the twelve-month period ended October 31, 2023, marginally underperforming the Fund’s benchmark, the MSCI Emerging Markets Index (Net), which returned 10.80% for the same period. For the same period, the Class A shares of the Fund, before sales charges, underperformed the 12.31% average return of the Lipper Emerging Markets Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
Emerging market (EM) equities rose strongly over the twelve-month period ending October 31, 2023, and were marginally ahead of developed peers. After a strong fourth quarter 2022, EM began 2023 optimistic that an earlier and more-comprehensive-than-expected relaxation of the dynamic zero-Covid policy by the Chinese authorities would lead to a robust rebound. As the year progressed, China’s recovery proved more lackluster than initially hoped, U.S.-China tensions re-escalated and problems in China’s property sector resurfaced. While these factors weighed on broad EM sentiment to some extent, the start of the EM easing cycle, triggered by Chile’s lowering of interest rates at the end of July 2023, was supportive, as were signs of improved economic activity in China later in the period.

12

Hartford Schroders Emerging Markets Equity Fund
 Fund Overview – (continued)
 October 31, 2023 (Unaudited)

Emerging European markets were particularly strong over the period, helped by monetary policy easing in the region. In Poland, which was the top-performing index market, rates were cut twice in the period. The electoral victory of Donald Tusk’s pro-European Civic platform, which unseated the ruling party in an election that saw record high turnout, added to sentiment. Hungary, where interest rates were also cut during the period, performed well, as did Egypt, Greece and Czech Republic. In Greece, the ruling New Democracy party won a second term in office in May 2023, signalling a continuation of market friendly policies, which underpinned the market’s rally.
Taiwan and Turkey were also well ahead of the index. In the former, investor interest in technology companies, particularly those associated with the artificial intelligence theme, contributed positively to returns. Meanwhile, Turkey rallied as the central bank raised rates five times in five months to 35% in October 2023, sparking hopes the country may be adopting a more orthodox policy approach. However, inflation remains above 60%.
China was another strong performer. Although concerns about an anaemic economic recovery and property sector problems dominated market sentiment earlier in the period, some improved data releases later in the period were beneficial, as were signs - which emerged in October 2023 - of a potential easing in U.S.-China geopolitical tension.
Mexico performed broadly in line with the index while the remaining markets, including Korea and India, underperformed. Brazil and South Africa lagged too. Brazil’s underperformance came even as fiscal policy concerns eased, interest rates were lowered, and economic data releases improved. South Africa continues to be plagued by an ongoing power crisis which has had severe consequences for economic growth.
The smaller Latin American markets of Peru and Chile delivered negative returns, with Asian markets Thailand and Indonesia also down. Some of the Energy sensitive markets such as Kuwait, Saudi Arabia, United Arab Emirates and Qatar also fell in U.S. dollar terms.
In terms of the contributors to and detractors from the Fund’s performance, country allocation was positive although offset to some extent by negative stock selection.
Country allocation added to returns owing to the underweights to Saudi Arabia and Thailand, the overweights to Greece and Hungary, and the zero-weight to Kuwait. Meanwhile, the Fund’s positioning in China, which varied during the period, detracted, as did the overweight to South Africa.
Stock selection’s overall negative impact was largely owing to positions in China (overweight LONGi Green Energy Technology, underweight PDD Holdings). Stock selection also weighed on returns in Brazil (underweight Petrobras) and India (overweight Cipla). Conversely, the Fund benefited from stock selection in South Africa (overweight Gold Fields), Taiwan (overweight Accton Technology and TSMC) and Mexico (overweight Fomento Económico Mexicano).
During the period there was some limited over-the-counter activity in a few offshore listed Russian holdings. We took advantage of this opportunity to reduce exposure. As we had valued all remaining Russian positions at zero, there was a positive impact on the Fund.
Derivatives were not used in the Fund during the period.
What is the outlook as of the end of the period?
U.S. macroeconomic data has been more resilient than anticipated this year, with the third quarter Gross Domestic Product (GDP) growth print particularly strong, providing support to global growth. We believe a slowdown is still on the cards for 2024, though the extent of this remains uncertain given the current health of the U.S. economy.
There is growing consensus that Federal Reserve (Fed) monetary policy tightening for this cycle is at a peak. We believe the probability of a soft landing has picked up as growth has remained resilient while inflation has moderated. As the lagged impact of higher interest rates continues to take effect, some degree of deceleration in growth may feed through in our view. Slower developed market (DM) growth may drive some moderation in bond yields and the U.S. dollar and enable the Fed to begin to ease monetary policy.
While there are some specific exceptions, most EM economies have limited imbalances, particularly when compared with previous cycles, and this may provide some protection in our view. In the absence of a major financial crisis, slower DM growth may benefit EM. Indeed, EM’s resilience through the recent U.S. Treasury sell off was notable; in previous cycles EM central banks had to raise interest rates more reactively. This also reflects the limited presence of carry trade flows in EM.
Our 2024 outlook is for EM to see greater disinflation, opening the door to further monetary policy loosening in our view. The degree of prospective easing differs by market in our view. Upside risks to the outlook stem from higher energy and food prices, both of which have higher weights in many EM inflation baskets. The conflict in the Middle East has raised uncertainty over the outlook for energy prices, though crude oil prices have been weaker over recent weeks. Leading indicators point to higher food prices in 2024, while a more severe El Niño poses further upward risk to food inflation.
As of the end the period, the global trade cycle is showing signs of inflection, and leading indicators have been signaling improvement into 2024 in our view. The tech cycle is also expected to pick up next year in our view. We believe this is positive for EM exporters, though a DM recession is a risk to this outlook.
Chinese economic data has been slightly better than expected recently. The third quarter GDP benefited from a pick-up in consumption and manufacturing output, though the Real Estate sector remained weak. The outlook continues to be challenging, amid fragile consumer confidence, and post-Covid economic scarring. Despite some measures to support the Real Estate market, renewed weakness in home sales, together with financial distress among some developers, does not augur well for an imminent recovery in our view. The additional RMB1 trillion, equivalent to 0.8% of GDP, in stimulus announced over the past month is positive, but is unlikely to mark a step change in the recovery in our view. The authorities have policy
13

Hartford Schroders Emerging Markets Equity Fund
 Fund Overview – (continued)
 October 31, 2023 (Unaudited)

flexibility to support economic growth though, and further tools remain at their disposal if required.  We believe the structural outlook continues to be challenging, with geopolitics a long-term risk. That said, we believe pessimism towards China equities is significant, while aggregate valuations are cheap.
We believe EM valuations are cheap on a range of measures, even if the degree of cheapness is lower than that seen a year ago.
There are various risks to the outlook.  We believe a sharper-than-expected deceleration in global growth would likely be negative for EM, at least on a near term basis, but could lead to an easing in the U.S. dollar and bond yields from elevated levels. Evolution of the conflict in the Middle East is a key watchpoint with regards to the path in oil prices, and risk aversion could keep U.S. yields and the U.S. dollar higher for longer.  We believe the progression of El Niño is important to monitor in relation to the outlook for inflation. More-significant-than-expected stimulus in China and/or material improvement in U.S.-China relations pose upside risk to markets in our view.  There are also a series of key EM elections in 2024. These include India, Indonesia, South Africa and Mexico.
Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political, economic and regulatory developments. These risks may be greater, and include additional risks, for investments in emerging markets or if the Fund focuses in a particular geographic region or country, such as China. • Risks associated with investments in China include currency fluctuation, political, economic, social, environmental, regulatory and other risks, including risks associated with differing legal standards. • Mid-cap securities can have greater risks and volatility than large-cap securities. • To the extent the Fund focuses on one or more sectors, the Fund may be subject to increased volatility and risk of loss if adverse developments occur. • Integration of environmental, social, and/or governance (ESG) characteristics into the investment process may not work as intended.

Composition by Sector(1)
as of 10/31/2023
Sector	Percentage of Net Assets
Equity Securities
Communication Services	8.6%
Consumer Discretionary	12.9
Consumer Staples	6.0
Energy	4.0
Financials	24.7
Health Care	2.6
Industrials	5.6
Information Technology	25.6
Materials	4.6
Real Estate	1.1
Utilities	0.7
Total	96.4%
Short-Term Investments	3.8
Other Assets & Liabilities	(0.2)
Total	100.0%

(1)	A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.
14

Hartford Schroders Emerging Markets Multi-Sector Bond Fund
 Fund Overview
 October 31, 2023 (Unaudited)

Inception 06/25/2013 Sub-advised by Schroder Investment Management North America Inc. and its sub-sub-adviser, Schroder Investment Management North America Limited	Investment objective – The Fund seeks to provide a return of long-term capital growth and income.
Comparison of Change in Value of $10,000 Investment (10/31/2013 - 10/31/2023)
The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.
Average Annual Total Returns
for the Periods Ended 10/31/2023
	1 Year	5 Years	10 Years
Class A1	10.39%	-0.96%	0.56%
Class A2	5.46%	-1.86%	0.09%
Class C1	9.59%	-1.67%	0.08%
Class C3	8.59%	-1.67%	0.08%
Class I1	10.68%	-0.66%	0.81%
Class R3[1]	10.04%	-1.08%	0.54%
Class R4[1]	10.39%	-0.83%	0.70%
Class R5[1]	10.57%	-0.66%	0.81%
Class Y1	10.74%	-0.60%	0.85%
Class F1	10.74%	-0.62%	0.84%
Class SDR[1]	10.85%	-0.56%	0.91%
JP Morgan Emerging Markets Blended Index (JEMB) – Equal Weighted	10.37%	0.73%	1.37%

[1]	Without sales charge
[2]	Reflects maximum sales charge of 4.50%
[3]	Reflects a contingent deferred sales charge of 1.00%
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2023, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
Effective immediately before the opening of business on 10/24/2016, the Schroder Emerging Markets Multi-Sector Bond Fund (the “Predecessor Fund”) was reorganized into the Fund. The performance information shown for periods prior to 10/24/2016 is that of the Predecessor Fund. Prior to 10/24/2016, Class A, Class I and Class SDR were called Advisor Shares, Investor Shares and R6 Shares, respectively. Class C, Class R3, Class R4, Class R5, and Class Y shares commenced operations on 10/24/2016 and performance prior to this date reflects the performance of the Predecessor Fund’s Investor Shares. Performance for Class SDR shares prior to 12/30/2014 (the inception date of the Predecessor Fund’s Class R6 Shares) reflects the performance of the Predecessor Fund’s Investor Shares. Class F shares commenced operations on 02/28/2017 and performance prior to that date is that of the Fund’s Class I shares. Performance prior to Class F’s inception date has not been adjusted to reflect the operating expenses of Class F. The returns would be different if the Fund’s fees and expenses were reflected for periods prior to 10/24/2016.
You cannot invest directly in an index.
See "Benchmark Glossary" for benchmark descriptions.
Performance information may reflect expense waivers/reimbursements without which performance would have been lower.

15

Hartford Schroders Emerging Markets Multi-Sector Bond Fund
 Fund Overview – (continued)
 October 31, 2023 (Unaudited)

Operating Expenses*	Gross	Net
Class A	1.65%	1.15%
Class C	2.46%	1.90%
Class I	1.32%	0.90%
Class R3	1.93%	1.45%
Class R4	1.63%	1.15%
Class R5	1.33%	0.85%
Class Y	1.32%	0.85%
Class F	1.21%	0.75%
Class SDR	1.21%	0.75%

*	Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual expense reimbursement arrangements. Net expenses reflect such arrangements in instances when they reduce gross expenses. These arrangements remain in effect until 02/29/2024 unless the Fund’s Board of Directors approves an earlier termination. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2023.

Portfolio Managers
Hartford Schroders Emerging Markets Multi-Sector Bond Fund’s sub-adviser is Schroder Investment Management North America Inc. and its sub-sub-adviser is Schroder Investment Management North America Limited.
Fernando Grisales, CFA
Portfolio Manager
Autumn Graham
Portfolio Manager
Abdallah Guezour
Portfolio Manager

Manager Discussion
How did the Fund perform during the period?
The Class A shares of the Hartford Schroders Emerging Markets Multi-Sector Bond Fund returned 10.39%, before sales charges, for the twelve-month period ended October 31, 2023, slightly outperforming the Fund’s benchmark, JP Morgan Emerging Markets Blended Index (JEMB) - Equal Weighted, which returned 10.37% for the same period. For the same period, the Class A shares of the Fund, before sales charges, outperformed the 10.07% average return of the Lipper International Emerging Markets Hard Currency Debt peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
Emerging-markets debt, as measured by the JP Morgan Emerging Markets Blended Index (JEMB) - Equal Weighted, returned 10.37% for the twelve-month period ended October 31, 2023. Emerging-markets bonds rebounded in the fourth quarter of 2022, as issuers were supported by a weaker U.S. dollar and nascent signs of a turn in inflation. Anticipation regarding China’s reopening and a sudden shift away from zero-COVID lockdowns led to a rally in Chinese Industrials and Macau gaming. In the U.S., there was early evidence that the encouraging inflation picture was starting to reverse as core inflation measures ticked higher once more. However, the collapse of Silicon Valley Bank in mid-March 2023 dwarfed concerns over re-accelerating inflation and prompted a sharp rally in government bond markets at the end of the first quarter 2023. In its March meeting, the U.S. Federal Reserve (Fed) expressed confidence in the resilience of the U.S. banking system and raised the policy rate by 25 basis points in both February and March 2023. This took borrowing costs to the highest point since 2007. However, inflation – as measured by the core personal consumption expenditure (PCE) index – climbed less than expected in March, leading to speculation that further rate increases would be limited.
Positioning within hard currency sovereigns and corporates were the top contributors to the Fund’s performance relative to the JP Morgan Emerging Markets Blended Index (JEMB) - Equal Weighted for the period. In terms of individual countries, our overweight to El Salvador was the largest contributor to performance in the period. El Salvador continued to benefit from improvements in its fundamental trajectory—increasing likelihood of an IMF program, proposed local debt extension, signs of increased foreign direct investment, and an improving security situation which has driven performance from the issuer over the period.

16

Hartford Schroders Emerging Markets Multi-Sector Bond Fund
 Fund Overview – (continued)
 October 31, 2023 (Unaudited)

Security selection in the Sovereign sector contributed positively to performance for the period, with significant positive impacts from Omani and Dominican dollar-denominated debt. Sector selection contributed positively throughout the period most notably by El Salvador and Nigeria. Performance among hard currency sovereigns was partially offset by exposure to Sri Lanka, Egypt, and Turkey.
The Fund’s asset allocation in the local currency sector was positive on the whole for the period, largely due to the Fund’s underweight to the sector throughout. The Fund’s underweight to the sector contributed positively to relative performance for the period, as local-currency assets trailed the broader emerging-markets debt sector. Local currencies were hindered by a strengthening U.S. dollar and rise in interest rates, which offset positive effects of rising Energy prices. Conversely, some local currency Sovereign exposure partially offset outperformance for the period, notably South Africa, Poland, and Thailand.
The Fund used foreign exchange (FX) forwards, credit default swaps (CDS), and interest-rate futures during the period. The FX forwards, a type of derivative used for the purposes of adding or hedging local-currency exposure, aided performance during the period. Interest-rate futures, used for managing portfolio duration, were additive, and CDS aided relative returns. The Fund is underweight duration against the JP Morgan Emerging Markets Blended Index (JEMB) - Equal Weighted as of the end of the period.
What is the outlook as of the end of the period?
The defensive stance recently maintained by our strategies was broadly characterized by low duration exposures and relatively high levels of currency hedging.  Core exposures to our favored high (real) yielding emerging markets (EM) local and dollar debt markets were maintained in countries where we have seen effective and advanced monetary policy tightening cycles and where balance of payments adjustments have been accomplished. This notably includes Brazil, Mexico, Colombia, Indonesia, South Africa, and Nigeria.
We believe that there is now a need to reassess our cautious stance on duration and currency position, given that we are seeing the U.S. start to experience pockets of weakness. Our long-established technical target of 5% for the U.S. 30-year Treasury bonds has been reached. For these reasons, we are reinforcing some of the core exposures noted above and have been adding to currency and duration exposures. With the prospects of U.S. Treasury bonds possibly stabilizing at their recent oversold levels, we believe several EM dollar debt markets may benefit from this.
Given the continued inflation improvements experienced by countries with high 10-year yields (namely the ones mentioned above), the recent correction higher in bond yields has made them even more attractive in our view based on our valuation framework. This recent correction higher in EM local currency debt yields has also been accompanied by a significant washout in investors’ currency positioning. We believe that Latin American currencies may benefit given the high level of carry, strong trade balance support, and the continued resilience in commodity prices.
Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Foreign investments, including foreign government debt, may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political, economic and regulatory developments. These risks may be greater, and include additional risks, for investments in emerging markets or if the Fund focuses in a particular geographic region or country. • Fixed income security risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall. • Investments in high-yield (“junk”) bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities. • Derivatives are generally more volatile and sensitive to changes in market or economic conditions than other securities; their risks include currency, leverage, liquidity, index, pricing, regulatory and counterparty risk. • Restricted securities may be more difficult to sell and price than other securities. • The Fund may have high portfolio turnover, which could increase its transaction costs and an investor’s tax liability. • Because the Fund is non-diversified, it may invest in a smaller number of issuers, and may be more exposed to risks and volatility than a more broadly diversified fund. • Integration of environmental, social, and/or governance (ESG) characteristics into the investment process may not work as intended.
Composition by Security Type(1)
as of 10/31/2023
Category	Percentage of Net Assets
Fixed Income Securities
Corporate Bonds	41.7%
Foreign Government Obligations	53.4
Total	95.1%
Short-Term Investments	9.4
Other Assets & Liabilities	(4.5)
Total	100.0%

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
17

Hartford Schroders International Contrarian Value Fund
 Fund Overview
 October 31, 2023 (Unaudited)

Inception 05/24/2022 Sub-advised by Schroder Investment Management North America Inc. and its sub-sub-adviser, Schroder Investment Management North America Limited	Investment objective – The Fund seeks long-term capital appreciation.
Comparison of Change in Value of $5,000,000 Investment (05/24/2022 - 10/31/2023)
The chart above represents the hypothetical growth of a $5,000,000 investment in Class SDR. Returns for Class I may vary from what is seen above due to differences in the expenses charged to Class I.
Average Annual Total Returns
for the Periods Ended 10/31/2023
	1 Year	Since Inception[1]
Class I	24.82%	6.32%
Class SDR	24.84%	6.34%
MSCI EAFE Value Index (Net)	18.11%	2.17%
MSCI EAFE Index (Net)	14.40%	0.88%

[1]	Inception: 05/24/2022
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2023, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
You cannot invest directly in an index.
See "Benchmark Glossary" for benchmark descriptions.
Performance information may reflect expense waivers/reimbursements without which performance would have been lower.
Operating Expenses*	Gross	Net
Class I	1.38%	0.85%
Class SDR	1.19%	0.70%

*	Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual expense reimbursement arrangements. Net expenses reflect such arrangements in instances when they reduce gross expenses. These arrangements remain in effect until 02/29/2024 unless the Fund’s Board of Directors approves an earlier termination. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2023.

18

Hartford Schroders International Contrarian Value Fund
 Fund Overview – (continued)
 October 31, 2023 (Unaudited)

Portfolio Managers
Hartford Schroders International Contrarian Value Fund’s sub-adviser is Schroder Investment Management North America Inc. and its sub-sub-adviser is Schroder Investment Management North America Limited.
Nick Kirrage, CFA
Portfolio Manager
Simon Adler, CFA
Portfolio Manager
Liam Nunn, CFA
Portfolio Manager

Manager Discussion
How did the Fund perform during the period?
The Class SDR shares of the Hartford Schroders International Contrarian Value Fund returned 24.84% for the twelve month period ended October 31, 2023, outperforming the Fund’s primary benchmark, the MSCI EAFE Value Index (Net), which returned 18.11% for the same period, and outperforming the Fund’s secondary benchmark, the MSCI EAFE Index (Net), which returned 14.40% for the same period. For the same period, the Class SDR shares of the Fund outperformed the 16.37% average return of the Lipper International Multi-Cap Value peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
The Fund outperformed its primary benchmark, the MSCI EAFE Value Index (Net), for the period. Stock selection in names within the U.K. and Italy as well as stock selection within the Industrials sector more broadly contributed positively towards Fund performance over the period.
On the positive side of the ledger, the Fund’s position in Rolls Royce was the top contributor. The share price has risen significantly over the past 12 months. First, as sentiment improved, and then as operational performance came through (helped in no small part by Rolls-Royce grasping the once in a generation opportunity afforded by COVID to restructure its cost base – significant improvements in its revenues, profits, cash flow and new orders have come through as a result).
Italian bank UniCredit continued to perform well during the period. Banks have benefited from rising bond yields (enabling them to reprice loans at higher rates), which has supported profitability. In January 2023, UniCredit reported record full-year profits for 2022 and announced plans to return €5.25 billion to shareholders this year. This is part of the company’s plan to return €16 billion by 2024.
German cement maker Heidelberg Materials and tire manufacturer Continental also supported portfolio performance. Both are Energy intensive businesses and so worries over high European power prices, and possible gas shortages, have dented sentiment towards these stocks since Russia’s invasion of Ukraine. However, reductions in overall usage, plus generally mild winter weather, have allayed concerns over power cuts and seen gas prices fall significantly.
On the negative side of the book, the Fund’s holding in Bayer weighed on returns and was the lead detractor for the period. This may be due to some slightly weak guidance for the year as the new CEO begins to take hold of the business.
WPP, an advertising group; and another holding in the Fund during the period, came under pressure and detracted from the Fund’s performance relative to the MSCI EAFE Value Index (Net), as the company management lowered its profits guidance, citing a reduction in spending by major U.S. tech companies. Taking a longer-term view, we believe the shares are significantly undervalued. WPP is a higher-quality, cash generative business with a robust balance sheet. The market remains fixated on the structural threat to old-school advertisers from the shift to digital, but this shift has accelerated WPP’s sales at similar margins to ‘traditional’ advertising.
Derivatives in the form of futures were used in the Fund during the period for efficient portfolio management purposes and had no material impact on performance.
What is the outlook as of the end of the period?
As of the end of the period, the equity market drawdown resulted in plenty of new equities appearing on our valuation screens. We continue to use a long-term time horizon, and one of our most important areas of focus is on balance-sheet strength. We believe this focus on truly understanding a company’s financial position is important at the best of times and is even more important today. For example, when looking at cyclical businesses we seek to identify companies that trade at a substantial discount to their fair or intrinsic value, with robust capital positions to help them weather short-term downturns in the economic cycle and which have attractive long-term prospects that may be underappreciated today.
Overall, we believe the Fund remains well-diversified and retains a larger-cap bias. The majority of the companies that the Fund holds are “global” in nature (companies generating revenues from multiple different countries in multiple different currencies), which in our view

19

Hartford Schroders International Contrarian Value Fund
 Fund Overview – (continued)
 October 31, 2023 (Unaudited)

may help to limit the damage from ongoing volatility in the currency markets. As of the end of the period, we are cautious, focusing on areas that stand to benefit the Fund over the coming years.
Important Risks
The Fund is new and has a limited operating history. Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political, economic and regulatory developments. These risks may be greater, and include additional risks, for investments in emerging markets or if the Fund focuses in a particular geographic region or country. • Mid-cap securities can have greater risks and volatility than large-cap securities. • Different investment styles may go in and out of favor, which may cause the Fund to underperform the broader stock market.  • To the extent the Fund focuses on one or more sectors, the Fund may be subject to increased volatility and risk of loss if adverse developments occur. • Because the Fund may hold a limited number of securities, the Fund is subject to a greater risk of loss if any of those securities decline in price. • Integration of environmental, social, and/or governance (ESG) characteristics into the investment process may not work as intended.

Composition by Sector(1)
as of 10/31/2023
Sector	Percentage of Net Assets
Equity Securities
Communication Services	13.3%
Consumer Discretionary	14.1
Consumer Staples	10.8
Energy	7.5
Financials	21.3
Health Care	8.7
Industrials	3.5
Materials	14.1
Real Estate	1.4
Total	94.7%
Short-Term Investments	5.0
Other Assets & Liabilities	0.3
Total	100.0%

(1)	A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.
20

Hartford Schroders International Multi-Cap Value Fund
 Fund Overview
 October 31, 2023 (Unaudited)

Inception 08/30/2006 Sub-advised by Schroder Investment Management North America Inc. and its sub-sub-adviser, Schroder Investment Management North America Limited	Investment objective – The Fund seeks long-term capital appreciation.
Comparison of Change in Value of $10,000 Investment (10/31/2013 - 10/31/2023)
The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.
Average Annual Total Returns
for the Periods Ended 10/31/2023
	1 Year	5 Years	10 Years
Class A1	12.31%	2.88%	2.28%
Class A2	6.11%	1.72%	1.71%
Class C1	11.54%	2.13%	1.84%
Class C3	10.54%	2.13%	1.84%
Class I1	12.61%	3.17%	2.58%
Class R3[1]	12.01%	2.58%	2.16%
Class R4[1]	12.30%	2.84%	2.35%
Class R5[1]	12.64%	3.17%	2.56%
Class Y1	12.63%	3.19%	2.61%
Class F1	12.73%	3.26%	2.64%
Class SDR[1]	12.75%	3.26%	2.67%
MSCI ACWI ex USA Index (Net)	12.07%	3.46%	2.54%
MSCI ACWI ex USA Value Index (Net)	15.07%	2.84%	1.72%

[1]	Without sales charge
[2]	Reflects maximum sales charge of 5.50%
[3]	Reflects a contingent deferred sales charge of 1.00%
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2023, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
Effective immediately before the opening of business on 10/24/2016, the Schroder International Multi-Cap Value Fund (the “Predecessor Fund”) was reorganized into the Fund. The performance information shown for periods prior to 10/24/2016 is that of the Predecessor Fund. Prior to 10/24/2016, Class A, Class I and Class SDR were called Advisor Shares, Investor Shares and R6 Shares, respectively. Class C, Class R3, Class R4, Class R5, and Class Y shares commenced operations on 10/24/2016 and performance prior to this date reflects the performance of the Predecessor Fund’s Investor Shares. Performance for Class SDR shares prior to 12/30/2014 (the inception date of the Predecessor Fund’s Class R6 Shares) reflects the performance of the Predecessor Fund’s Investor Shares. Class F shares commenced operations on 02/28/2017 and performance prior to that date is that of the Fund’s Class I shares. Performance prior to Class F’s inception date has not been adjusted to reflect the operating expenses of Class F. The returns would be different if the Fund’s fees and expenses were reflected for periods prior to 10/24/2016.
You cannot invest directly in an index.
See "Benchmark Glossary" for benchmark descriptions.
Performance information may reflect expense waivers/reimbursements without which performance would have been lower.

21

Hartford Schroders International Multi-Cap Value Fund
 Fund Overview – (continued)
 October 31, 2023 (Unaudited)

Operating Expenses*	Gross	Net
Class A	1.11%	1.11%
Class C	1.85%	1.85%
Class I	0.85%	0.85%
Class R3	1.46%	1.46%
Class R4	1.16%	1.16%
Class R5	0.85%	0.85%
Class Y	0.85%	0.85%
Class F	0.74%	0.74%
Class SDR	0.75%	0.75%

*	Expenses as shown in the Fund’s most recent prospectus. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2023.

Portfolio Managers
Hartford Schroders International Multi-Cap Value Fund’s sub-adviser is Schroder Investment Management North America Inc. and its sub-sub-adviser is Schroder Investment Management North America Limited.
Stephen Langford, CFA
Portfolio Manager
David Philpotts
Portfolio Manager
Lukas Kamblevicius
Portfolio Manager

Manager Discussion
How did the Fund perform during the period?
The Class A shares of the Hartford Schroders International Multi-Cap Value Fund returned 12.31%, before sales charges, for the twelve-month period ended October 31, 2023, outperforming the Fund’s primary benchmark, the MSCI ACWI ex USA Index (Net), which returned 12.07% for the period, while underperforming the Fund’s secondary benchmark, the MSCI ACWI ex USA Value Index (Net), which returned 15.07% over the same period. For the same period, the Class A shares of the Fund, before sales charges, underperformed the 16.37% average return of the Lipper International Multi-Cap Value peer group, which is a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
Over the course of the twelve-month period ended October 31, 2023, the Fund underperformed the MSCI ACWI ex USA Value Index (Net) as markets moved higher from oversold levels in late 2022; the Fund fared much better against the MSCI ACWI ex USA Index (Net), outperforming during the period. Market trends have been punctuated by a meaningful shift away from defensive value, which outperformed in the early part of 2022 in sympathy with Russia’s invasion of Ukraine.  Later in the year, and into 2023, investors began to anticipate a U.S. Federal Reserve pivot on burgeoning signs of moderating inflation pressures and recession fears, sparking a recovery in growth versus value. By the end of the period, persistent inflationary trends and a stronger than expected U.S. economy put upward pressure on rates, buoying deeper value cyclical stocks relative to growth.
At a high level, the year was a challenging backdrop for the Fund’s diversified approach versus the MSCI ACWI ex USA. Value Index (Net) as a narrow set of deep value themes led top performers (e.g., insurers, deep value banks, manufacturing and autos). Within the Fund, stock selection in the Communication Services and Utilities sectors was additive. Favorable stock selection in quality cyclical Chinese internet platform companies aided relative performance. A selection of deep value multi-line and water utility holdings in the UK, as well as positioning in emerging markets electric Utilities served the Fund well as the group rallied from depressed levels in the fourth quarter of 2022, in part on better-than-expected domestic economic trends
Headwinds to performance were primarily driven by a mix effect within the Fund’s quality cyclical value exposure alongside some underperformance from the Fund’s stable, defensive value positioning. Within the Fund’s quality cyclical value exposure, Brazilian and Norwegian Energy, Australian miners and Mexican airport operators were notable challenges to performance over the period. Select Japanese and European pharmaceutical holdings also lagged during the period, creating a relative performance headwind in the Fund’s stable value positioning.

22

Hartford Schroders International Multi-Cap Value Fund
 Fund Overview – (continued)
 October 31, 2023 (Unaudited)

Derivatives were used within the Fund during the period in the form of index futures and were only used for efficient management of fund inflows and outflows; these futures had no material impact on overall Fund performance for the period.
What is the outlook as of the end of the period?
Looking back at the year so far has once again highlighted the perils of attempting to link investment positions to economic forecasts. Very few mainstream forecasters foresaw the resilience of global growth, and those that did were expecting China, not the U.S., to be the dominant economy. Yet another big miss was the dramatic rise in U.S. bond yields (the consensus forecast in January 2023 for the Treasury 10-year yield for year-end was 3.4% compared to 4.6% at end September 2023).
The retracement in equities during the third quarter of 2023 was indicative of a more sanguine market, but hardly represented a reversal of prior trends. Ambivalence may be a better description as few investors appear to be sticking their necks out, perhaps rightly so in our view. Nevertheless, the generally accepted view seems to be that the world is heading for a soft-landing and may even manage to pull off the elusive “no-landing” scenario, but with inflation falling more slowly than hoped, interest rates will remain higher for longer in developed markets at least, in our view.
Fortunately, we do not feel the need to be very brave when it comes to predicting the potential range of market scenarios. This is primarily because we believe there is a very wide range of both Value and Quality opportunities across the universe which do not require taking outsized industry or region positions. However, almost all of our concerns at the beginning of the year remain front of mind. They could be glibly summarized as “the big picture is still uncertain” and “history will only provide some of the answers”. Given this, we believe it may be better to take the opportunities that are pushed our way and spend more time thinking about what is priced in today than forecasting tomorrow.
Our preference is to build a diversified portfolio bottom-up to capture multiple themes while scaling up insights to seek to exploit the broadest possible opportunity set. We are still concerned about a harder than expected landing, particularly since it no longer appears to be discounted, which, in our view, warrants a focus on quality characteristics such as robust balance sheets and the ability to defend profit margins during a downturn. Selected allocations to preferred high quality defensive stocks is one way to hedge such an outcome in our view. However, if this fails to materialize, we believe economic sensitivity can be found in technology and export focused industries. For deep value, we believe the Financials and Energy sectors remain the key stamping ground. We remain wary of the Real Estate sector from a balance sheet perspective.
In summary, the Fund remains well diversified across both stocks and themes, albeit with a bias towards Quality. Given the potential for higher treasury yields to break “something” in the system, we would not be surprised to encounter bursts in volatility associated with short rotations in market leadership. This has historically rewarded nimbleness, which we take to mean trading little but often. In the meantime, the apparent lack of direction in markets at present also offers the opportunity for stock specifics to rise in importance, which would naturally lead to greater dispersion, in our view.
Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political, economic and regulatory developments. These risks may be greater, and include additional risks, for investments in emerging markets or if the Fund focuses in a particular geographic region or country. • Small- and mid-cap securities can have greater risks and volatility than large-cap securities. • Different investment styles may go in and out of favor, which may cause the Fund to underperform the broader stock market. • Derivatives are generally more volatile and sensitive to changes in market or economic conditions than other securities; their risks include currency, leverage, liquidity, index, pricing, regulatory and counterparty risk. • The Fund may have high portfolio turnover, which could increase its transaction costs and an investor’s tax liability. • Integration of environmental, social, and/or governance (ESG) characteristics into the investment process may not work as intended.
Composition by Sector(1)
as of 10/31/2023
Sector	Percentage of Net Assets
Equity Securities
Communication Services	8.2%
Consumer Discretionary	14.1
Consumer Staples	5.9
Energy	10.6
Financials	23.2
Health Care	6.3
Industrials	9.9
Information Technology	8.6
Materials	5.1
Real Estate	0.9
Utilities	4.9
Total	97.7%
Short-Term Investments	2.6
Other Assets & Liabilities	(0.3)
Total	100.0%

(1)	A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.
23

Hartford Schroders International Stock Fund
 Fund Overview
 October 31, 2023 (Unaudited)

Inception 12/19/1985 Sub-advised by Schroder Investment Management North America Inc. and its sub-sub-adviser, Schroder Investment Management North America Limited	Investment objective – The Fund seeks long-term capital appreciation through investment in securities markets outside the United States.
Comparison of Change in Value of $10,000 Investment (10/31/2013 - 10/31/2023)
The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.
Average Annual Total Returns
for the Periods Ended 10/31/2023
	1 Year	5 Years	10 Years
Class A1	12.58%	6.50%	4.43%
Class A2	6.35%	5.29%	3.85%
Class C1	11.70%	5.72%	3.98%
Class C3	10.70%	5.72%	3.98%
Class I1	12.88%	6.79%	4.71%
Class R3[1]	12.15%	6.20%	4.38%
Class R4[1]	12.50%	6.47%	4.54%
Class R5[1]	12.79%	6.77%	4.71%
Class Y1	12.84%	6.78%	4.73%
Class F1	12.89%	6.88%	4.77%
Class SDR[1]	12.98%	6.88%	4.80%
MSCI ACWI ex USA Index (Net)	12.07%	3.46%	2.54%

[1]	Without sales charge
[2]	Reflects maximum sales charge of 5.50%
[3]	Reflects a contingent deferred sales charge of 1.00%
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2023, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
Effective immediately before the opening of business on 10/24/2016, the Schroder International Alpha Fund (the “Predecessor Fund”) was reorganized into the Fund. The performance information shown for periods prior to 10/24/2016 is that of the Predecessor Fund. Prior to 10/24/2016, Class A, Class I and Class SDR were called Advisor Shares, Investor Shares and R6 Shares, respectively. Class C, Class R3, Class R4, Class R5, and Class Y shares commenced operations on 10/24/2016 and performance prior to this date reflects the performance of the Predecessor Fund’s Investor Shares. Performance for Class SDR shares prior to 12/30/2014 (the inception date of the Predecessor Fund’s Class R6 Shares) reflects the performance of the Predecessor Fund’s Investor Shares. Class F shares commenced operations on 02/28/2017 and performance prior to that date is that of the Fund’s Class I shares. Performance prior to Class F’s inception date has not been adjusted to reflect the operating expenses of Class F. The returns would be different if the Fund’s fees and expenses were reflected for periods prior to 10/24/2016.
You cannot invest directly in an index.
See "Benchmark Glossary" for benchmark descriptions.
Performance information may reflect expense waivers/reimbursements without which performance would have been lower.

24

Hartford Schroders International Stock Fund
 Fund Overview – (continued)
 October 31, 2023 (Unaudited)

Operating Expenses*	Gross	Net
Class A	1.07%	1.07%
Class C	1.81%	1.81%
Class I	0.81%	0.81%
Class R3	1.43%	1.43%
Class R4	1.13%	1.13%
Class R5	0.81%	0.81%
Class Y	0.82%	0.82%
Class F	0.71%	0.71%
Class SDR	0.71%	0.71%

*	Expenses as shown in the Fund’s most recent prospectus. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2023.

Portfolio Managers
Hartford Schroders International Stock Fund’s sub-adviser is Schroder Investment Management North America Inc. and its sub-sub-adviser is Schroder Investment Management North America Limited.
James Gautrey, CFA
Portfolio Manager
Simon Webber, CFA
Portfolio Manager

Manager Discussion
How did the Fund perform during the period?
The Class A shares of the Hartford Schroders International Stock Fund returned 12.58%, before sales charges, for the twelve-month period ended October 31, 2023, outperforming the Fund’s benchmark, the MSCI ACWI ex USA Index (Net), which returned 12.07% for the same period. For the same period, the Class A shares of the Fund, before sales charges, outperformed the 10.34% average return of the Lipper International Large Cap Growth peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
International equities posted gains over the volatile twelve-month period as a successful “soft landing” for inflation and the economy became a likely outcome. Gains came despite the collapse of several regional banks in the U.S. and Credit Suisse in Switzerland, which caused significant volatility in the banking sector in early 2023 and unprecedented market concentration, as returns were driven by investor enthusiasm around the ‘super 7’ artificial intelligence related tech stocks, before broadening out later in the period. China’s equity market was initially boosted by the relaxation of its zero-COVID policy before weakening in 2023 as the property sector downturn took its toll on confidence, European equities advanced strongly as worries over winter gas shortages were eased with storage facilities close to capacity after a ramp-up in imports and lower demand amid mild weather and Energy-saving measures. Shares in Japan also rose solidly, reaching a 33-year high amidst a renewed corporate focus on productivity and profitability alongside the Bank of Japan’s shift away from yield curve control. Central banks across the globe remained vigilant in tightening monetary conditions as inflationary pressures cooled off but remained persistent.
Amid this challenging market backdrop, both stock selection and asset allocation were strong, adding to returns as the Fund outperformed the MSCI ACWI ex USA Index (Net) over the period. Over the period, the Fund’s Information Technology holdings were the largest contributors.
Within the Consumer Discretionary sector, online retailer Mercado Libre has been a major beneficiary of the switch to ecommerce, which was accelerated during the COVID-19 pandemic and unlike in many developed markets, the company has not experienced such a big pull back as consumers return to physical shops. It also benefitted from the announcement of one of its key competitors exiting its operations in Mexico, Argentina, Chile, and Colombia.
Additionally, semiconductor maker Infineon Technologies was a strong performer after continuing to generate robust revenues despite the current macroeconomic challenges and raised its full-year revenue forecast for 2023 by over 9% compared with 2022. Infineon benefitted from increasing electric vehicle (EV) penetration and wider electrification trends. The company also benefitted from solid pricing power, notably through its Cypress Semiconductor unit, which it acquired in 2020. This helped to bolster profitability and returns.
Conversely, our holdings within the Healthcare sector detracted from performance over the period Our position in Roche Holding was a significant detractor following disappointments in its Alzheimer’s trial

25

Hartford Schroders International Stock Fund
 Fund Overview – (continued)
 October 31, 2023 (Unaudited)

and developmental immuno-oncology treatments last year. It also saw some downward pressure on its diagnostics business which had previously seen a sizable bump during COVID.
As of the end of the period, Healthcare stocks remain a significant overweight in the portfolio. We added a new position in Novo Nordisk, one of the two global leaders in medicines to treat diabetes, during the period, which contributed positively to performance.
By region, holdings in Continental Europe and Japan detracted from performance, while holdings in the emerging markets, North America, and Pacific ex-Japan added value during the period.
Derivatives were not used in the Fund during the period.
What is the outlook as of the end of the period?
As of the end of the period, the environment is one of high uncertainty for global equities. Tighter financial conditions are beginning to take effect while earnings have already begun to slow and are likely to come under further pressure as costs remain elevated and growth remains sluggish into 2024.  A soft-landing economic scenario remains our base case, where we expect a shallow recession in some regions and no recession in others. However, we believe there are clear risks that warrant a fluid outlook.
Though inflation remains elevated, particularly the services component as households shift their spending patterns, we believe headline inflation has peaked in most major economies. While this may serve to ease corporate margin pressure, it will take time for inflation to come down to target levels. Despite the inflationary environment, household spending and consumer demand have proven to be robust largely thanks to excess savings accumulated during the COVID crisis. While these reserves have been dwindling and discretionary expenditure will likely come under some pressure with mortgage costs increasing, we expect wage growth to drive positive real income growth as inflation subsides. This may be supportive of growth looking ahead to 2024. That said, without some slackening in labor markets, central banks will unlikely reverse their current course. This poses a significant risk to earnings growth and corporate costs.
Access to credit has already tightened substantially, driving up cost of debt and equity. Increased costs have begun to result in margin pressure across all regions – albeit from a high starting point. As financial conditions tighten, and the economic cycle turns down, we believe that we are going to see weaker companies fail in many industries.
As of the end of the period, the Fund extended its overweight in the Healthcare sector where we have diverse exposure to a number of companies that we believe are improving patient experiences and helping to lower costs, as well as to a number of positions where we believe their innovative pipeline of drugs remain underappreciated by the market. We also added to the Fund’s holdings in the Information Technology sector as of the end of the period. Conversely, we have shifted to an underweight stance on both Consumer Discretionary and Consumer Staples, as we expect disposable incomes will fall as consumers struggle with rising inflation and ‘higher for longer’ interest rates. As of the end of the period, the Fund remained underweight in the Financials sector as access to credit has already tightened substantially in our view, driving up the cost of debt and equity, potentially testing banks’ balance-sheet strength.
 Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political, economic and regulatory developments. These risks may be greater, and include additional risks, for investments in emerging markets or if the Fund focuses in a particular geographic region or country. • Small- and mid-cap securities can have greater risks and volatility than large-cap securities. • To the extent the Fund focuses on one or more sectors, the Fund may be subject to increased volatility and risk of loss if adverse developments occur. • Integration of environmental, social, and/or governance (ESG) characteristics into the investment process may not work as intended.
Composition by Sector(1)
as of 10/31/2023
Sector	Percentage of Net Assets
Equity Securities
Communication Services	4.0%
Consumer Discretionary	12.2
Consumer Staples	10.4
Energy	3.3
Financials	13.1
Health Care	16.8
Industrials	16.1
Information Technology	15.6
Materials	2.1
Utilities	3.4
Total	97.0%
Short-Term Investments	3.8
Other Assets & Liabilities	(0.8)
Total	100.0%

(1)	A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.
26

Hartford Schroders Sustainable Core Bond Fund
 Fund Overview
 October 31, 2023 (Unaudited)

Inception 01/31/2018 Sub-advised by Schroder Investment Management North America Inc.	Investment objective – The Fund seeks long-term total return consistent with the preservation of capital while giving special consideration to certain sustainability criteria.
Comparison of Change in Value of $5,000,000 Investment (01/31/2018 - 10/31/2023)
The chart above represents the hypothetical growth of a $5,000,000 investment in Class SDR. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.
Average Annual Total Returns
for the Periods Ended 10/31/2023
	1 Year	5 Years	Since Inception[1]
Class I	0.74%	0.28%	0.00%
Class R3	0.60%	0.22%	-0.05%
Class R4	0.70%	0.26%	-0.02%
Class R5	0.80%	0.30%	0.02%
Class Y	0.87%	0.30%	0.02%
Class F	0.91%	0.34%	0.05%
Class SDR	0.96%	0.33%	0.05%
Bloomberg US Aggregate Bond Index	0.36%	-0.06%	-0.27%

[1]	Inception: 01/31/2018
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2023, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
Effective after the close of business on 11/12/2021, the Schroder Core Bond Fund (the “Predecessor Fund”) was reorganized into the Fund (the "Reorganization"). The performance information shown for periods prior to the Reorganization is that of the Predecessor Fund. Prior to the Reorganization, Class SDR shares were called R6 Shares and Class Y shares were called Investor Shares. Class I shares commenced operations on 11/12/2021 and performance prior to this date reflects the historical performance, fees and expenses of the Predecessor Fund’s Investor Shares and, prior to 06/29/2020 (the inception date of the Predecessor Fund’s Investor Shares), the historical performance, fees and expenses of the Predecessor Fund’s R6 Shares. Class R3, Class R4, Class R5 and Class F shares commenced operations on 11/12/2021 and performance prior to this date reflects the historical performance, fees and expenses of the Predecessor Fund’s R6 Shares. Performance for Class Y shares prior to 06/29/2020 (the inception date of the Predecessor Fund’s Investor Shares) reflects the historical performance, fees and expenses of R6 Shares of the Predecessor Fund. The returns would be different if the Fund’s fees and expenses were reflected for periods prior to the Reorganization.
You cannot invest directly in an index.
See "Benchmark Glossary" for benchmark descriptions.
Performance information may reflect expense waivers/reimbursements without which performance would have been lower.
Effective 11/30/23, the Fund’s name (the name was changed to Hartford Schroders Core Fixed Income Fund), investment objective, and principal investment strategy were changed. The information in this report is as of October 31, 2023 and therefore, does not reflect these changes unless otherwise noted. Please see the prospectus supplement for additional information.

27

Hartford Schroders Sustainable Core Bond Fund
 Fund Overview – (continued)
 October 31, 2023 (Unaudited)

Operating Expenses*	Gross	Net
Class I	0.60%	0.51%
Class R3	1.12%	1.06%
Class R4	0.82%	0.76%
Class R5	0.52%	0.46%
Class Y	0.48%	0.40%
Class F	0.41%	0.36%
Class SDR	0.41%	0.32%

*	Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual expense reimbursement arrangements. Net expenses reflect such arrangements in instances when they reduce gross expenses. These arrangements remain in effect until 02/29/2024 unless the Fund’s Board of Directors approves an earlier termination. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2023.

Portfolio Managers
Hartford Schroders Sustainable Core Bond Fund’s sub-adviser is Schroder Investment Management North America Inc.
Lisa Hornby, CFA
Portfolio Manager
Neil G. Sutherland, CFA
Portfolio Manager
Julio C. Bonilla, CFA
Portfolio Manager
Eric Lau, CFA
Portfolio Manager

Manager Discussion
How did the Fund perform during the period?
The Class SDR shares of the Hartford Schroders Sustainable Core Bond Fund returned 0.96% for the twelve-month period ended October 31, 2023, outperforming the Fund’s benchmark, the Bloomberg US Aggregate Bond Index, which returned 0.36% for the same period. For the same period, the Class SDR shares of the Fund also outperformed the 0.63% average return of the Lipper Core Bond Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
The Fund outperformed its benchmark for the one-year period ending October 31, 2023, due to positive sector selection and security selection. During the period the U.S. Federal Reserve (Fed) engaged on an aggressive rate normalization policy which resulted in Treasury yields moving much higher (86 basis points (bps) as measured by the 10-year tenor). Spreads for investment-grade corporates, as measured by the Bloomberg Corporate Bond Index, were tighter by 29 bps as the economy remained resilient despite the higher rates. On a duration neutral basis relative to Treasuries investment-grade corporates were well ahead (429 bps) as risk assets performed well as fears of recession did not materialize despite many expecting one to some degree.
Positive sector selection resulted from the overweight to the Financials sector with a small positive contribution from the overweight to the Utilities sector. The risk-on tone in the markets was supportive with the overweight to the Banking sector most notable however positive contributions from the overweight to the Communications sector and real estate investment trusts (REITs) to a lesser degree. The allocation to securitized credit was a modest detractor which is also true of the underweight to sovereigns. The portfolio began the period with a notable underweight to agency mortgage-backed securities (MBS) and since then the allocation is roughly neutral to the benchmark. The negative impact resulted from the fourth quarter of 2022 when the portfolio was notably underweight as the agency MBS sector rallied. Yield curve and duration were not material factors on performance.
Security selection was also a positive contributor due to specific corporates which out-performed the broader index returns. There were contributions from Industrials, Utilities, Financials, and agency MBS

28

Hartford Schroders Sustainable Core Bond Fund
 Fund Overview – (continued)
 October 31, 2023 (Unaudited)

sectors. Security selection within the agency MBS sector was notable as the portfolio’s bias to higher coupon Government National Mortgage Association bonds was constructive.
During the period, we used derivatives, such as futures, to manage duration within the Fund. The use of such derivatives had no material impact on performance over the period. We consider the use of futures and other derivatives a less expensive way to seek to achieve the Fund’s target duration.
 What is the outlook as of the end of the period?
As of the end of the period, we are focusing on the opportunities that lie ahead. In terms of valuations, both in an absolute sense and relative to other asset classes, bond yields are attractive relative to historical prices.   That doesn’t mean a rally is necessarily imminent, but the higher yields do offer a significant cushion in terms of income to offset any further price declines in our view.
Pricing (and yield), one thing you can calibrate, is now firmly in the investor’s favor and when combined with subsiding inflation, a peaking economy and a Fed which is approaching the end of its hiking cycle, we believe a unique opportunity has emerged for bond markets. As of the end of the period, the duration of the Fund is sufficiently longer than when the period started, which we believe may position the Fund well if and when rates fall.
With recession as our base case, we have ample dry powder (i.e. cash reserves) to seek to take advantage of these dislocations when they do come.
Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Fixed income security risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall. • Obligations of U.S. Government agencies are supported by varying degrees of credit but are generally not backed by the full faith and credit of the U.S. Government. • Mortgage-related and asset-backed securities' risks include credit, interest-rate, prepayment, and extension risk. • Municipal securities may be adversely impacted by state/local, political, economic, or market conditions; these risks may be magnified if the Fund focuses its assets in municipal securities of issuers in a few select states. • Applying sustainability criteria to the investment process may result in foregoing certain investments and underperformance comparative to funds that do not have a similar focus. There is a risk that the securities identified by the sub-adviser as meeting its sustainable investing criteria do not operate as anticipated. • The Fund may have high portfolio turnover, which could increase its transaction costs and an investor's tax liability. • The value of inflation-protected securities (IPS) generally fluctuates with changes in real interest rates, and the market for IPS may be less developed or liquid, and more volatile, than other securities markets. • Investments in high-yield ("junk") bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities. • Changes related to LIBOR could have an adverse impact on financial instruments that reference this rate. • The purchase of securities in the To-Be-Announced (TBA) market can result in higher portfolio turnover and related expenses as well as price and counterparty risk. • Loans can be difficult to value and less liquid than other types of debt instruments; they are also subject to non payment, collateral, bankruptcy, default, extension, prepayment and insolvency risks. • Foreign investments, including foreign government debt, may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political, economic and regulatory developments.
Composition by Security Type(1)
as of 10/31/2023
Category	Percentage of Net Assets
Fixed Income Securities
Asset & Commercial Mortgage-Backed Securities	1.9%
Corporate Bonds	43.3
Municipal Bonds	2.4
U.S. Government Agencies(2)	30.3
U.S. Government Securities	21.4
Total	99.3%
Short-Term Investments	0.3
Other Assets & Liabilities	0.4
Total	100.0%

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
(2)	All, or a portion of the securities categorized as U.S. Government Agencies, were agency mortgage-backed securities as of October 31, 2023.
29

Hartford Schroders Sustainable International Core Fund
 Fund Overview
 October 31, 2023 (Unaudited)

Inception 05/24/2022 Sub-advised by Schroder Investment Management North America Inc. and its sub-sub-adviser, Schroder Investment Management North America Limited	Investment objective – The Fund seeks long-term capital appreciation while giving special consideration to certain sustainability criteria.
Comparison of Change in Value of $5,000,000 Investment (05/24/2022 - 10/31/2023)
The chart above represents the hypothetical growth of a $5,000,000 investment in Class SDR. Returns for Class I may vary from what is seen above due to differences in the expenses charged to Class I.
Average Annual Total Returns
for the Periods Ended 10/31/2023
	1 Year	Since Inception[1]
Class I	13.84%	-1.47%
Class SDR	13.86%	-1.45%
MSCI ACWI ex USA Index (Net)	12.07%	-1.20%

[1]	Inception: 05/24/2022
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2023, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
You cannot invest directly in an index.
See "Benchmark Glossary" for benchmark descriptions.
Performance information may reflect expense waivers/reimbursements without which performance would have been lower.
Operating Expenses*	Gross	Net
Class I	1.39%	0.85%
Class SDR	1.20%	0.70%

*	Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual expense reimbursement arrangements. Net expenses reflect such arrangements in instances when they reduce gross expenses. These arrangements remain in effect until 02/29/2024 unless the Fund’s Board of Directors approves an earlier termination. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2023.

30

Hartford Schroders Sustainable International Core Fund
 Fund Overview – (continued)
 October 31, 2023 (Unaudited)

Portfolio Managers
Hartford Schroders Sustainable International Core Fund’s sub-adviser is Schroder Investment Management North America Inc. and its sub-sub-adviser is Schroder Investment Management North America Limited.
Nicholette MacDonald-Brown, CFA
Portfolio Manager
Arianna Fox, CFA
Portfolio Manager

Manager Discussion
How did the Fund perform during the period?
The Class SDR shares of the Hartford Schroders Sustainable International Core Fund returned 13.86% for the twelve month period ended October 31, 2023, outperforming the Fund’s benchmark, the MSCI ACWI ex USA Index (Net), which returned 12.07% for the same period. For the same period, the Class SDR shares of the Fund also outperformed the 13.72% average return of the Lipper International Multi-Cap Core peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
During the period, international equities proved resilient with Information Technology and Consumer Discretionary sectors contributing positively to overall market returns. The Fund outperformed its benchmark due in part to positive stock selection within the Technology and the Healthcare sectors.
Within the Technology sector, stock selection in semiconductor equipment stocks, notably via ASM International and MediaTek added value. Hopes that interest rates might be at their peak helped support growth areas of the market such as semiconductor equipment. Meanwhile, the ongoing digitalization of all aspects of the economy – including the rapid growth of artificial intelligence tools – gave visibility on the long-term investment case for semiconductors.
Pharmaceutical group Novo Nordisk, a Fund holding, outperformed Healthcare peers and the broader market. Novo Nordisk lifted its sales guidance amid strong demand for its anti-obesity drug Wegovy and diabetes treatment Ozempic. It also released clinical data showing Wegovy was effective in preventing cardiovascular complications.
On the negative side, renewables specialist Siemens Energy, a Fund holding, was the main individual detractor. Siemens Energy has announced potential faults with some of its wind turbines. Additionally, supply chain problems continued to affect both Siemens Energy and the renewables industry more broadly.
During the period, we applied our sustainability criteria to create the Fund’s portfolio. We maintained a higher sustainability score of the Fund relative to its benchmark over the period based on our proprietary scoring methodology.
Derivatives in the form of futures were used in the Fund during the period for efficient portfolio management purposes and had no material impact on relative performance.
What is the outlook as of the end of the period?
The debate continues in both Europe and the U.S. as to the outlook for inflation, the likely path of interest rates, and what it means for economic growth. Central bank policy remains an important driver of short-term market moves in our view.
Markets remain caught between worries over short term pressures and the growth potential offered by some of these long-term structural trends. We believe this push and pull between short-term worries and longer-term growth may well persist for some time.
Rather than trying to predict the next move for interest rates, we remain focused on the long-term prospects for the Fund’s holdings.  Our focus is therefore on ensuring careful portfolio construction with a commitment to diversification by growth driver, industry, and style.
Important Risks
The Fund is new and has a limited operating history. Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political, economic and regulatory developments. These risks may be greater, and include additional risks, for investments in emerging markets or if the Fund focuses in a particular geographic region or country, such as Japan. • Mid-cap securities can have greater risks and volatility than large-cap securities. • Applying sustainability criteria to the investment process may result in foregoing certain investments and underperformance comparative to funds that do not have a similar focus. There is a risk that the securities identified by the sub-adviser as meeting its sustainable investing criteria do not operate as anticipated. • To the extent the Fund focuses on one or more sectors, the Fund may be subject to increased volatility and risk of loss if adverse developments occur. • Derivatives are generally more volatile and sensitive to changes in market or economic conditions than other securities; their risks include currency, leverage, liquidity, index, pricing, regulatory and counterparty risk.

31

Hartford Schroders Sustainable International Core Fund
 Fund Overview – (continued)
 October 31, 2023 (Unaudited)

Composition by Sector(1)
as of 10/31/2023
Sector	Percentage of Net Assets
Equity Securities
Communication Services	3.1%
Consumer Discretionary	12.9
Consumer Staples	7.0
Energy	1.6
Financials	23.3
Health Care	13.9
Industrials	13.2
Information Technology	12.2
Materials	5.8
Utilities	4.8
Total	97.8%
Short-Term Investments	1.1
Other Assets & Liabilities	1.1
Total	100.0%

(1)	A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.
32

Hartford Schroders Tax-Aware Bond Fund
 Fund Overview
 October 31, 2023 (Unaudited)

Inception 10/03/2011 Sub-advised by Schroder Investment Management North America Inc. and its sub-sub-adviser, Schroder Investment Management North America Limited	Investment objective – The Fund seeks total return on an after-tax basis.
Comparison of Change in Value of $10,000 Investment (10/31/2013 - 10/31/2023)
The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.
Average Annual Total Returns
for the Periods Ended 10/31/2023
	1 Year	5 Years	10 Years
Class A1	0.97%	0.26%	2.08%
Class A2	-3.61%	-0.66%	1.62%
Class C1	0.07%	-0.59%	1.56%
Class C3	-0.91%	-0.59%	1.56%
Class I1	1.11%	0.47%	2.33%
Class Y1	1.14%	0.42%	2.30%
Class F1	1.25%	0.52%	2.35%
Class SDR[1]	1.25%	0.52%	2.34%
Bloomberg Municipal Bond Index	2.64%	1.00%	2.12%

[1]	Without sales charge
[2]	Reflects maximum sales charge of 4.50%
[3]	Reflects a contingent deferred sales charge of 1.00%
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2023, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
Effective immediately before the opening of business on 10/24/2016, the Schroder Broad Tax-Aware Value Bond Fund (the “Predecessor Fund”) was reorganized into the Fund. The performance information shown for periods prior to 10/24/2016 is that of the Predecessor Fund and the Predecessor Fund’s predecessor. Prior to 10/24/2016, Class A and Class I were called Advisor Shares and Investor Shares, respectively. Performance for Class A shares prior to 12/30/2014 (the inception date of the Predecessor Fund’s Advisor Shares) reflects the performance of the Predecessor Fund’s Investor Shares adjusted to reflect the distribution fees of the Predecessor Fund’s Advisor Shares. Class C, Class Y and Class SDR shares commenced operations on 10/24/2016 and performance prior to this date reflects the performance of the Predecessor Fund’s Investor Shares. Class F shares commenced operations on 02/28/2017 and performance prior to that date is that of the Fund’s Class I shares. Performance prior to Class F’s inception date has not been adjusted to reflect the operating expenses of Class F. The returns would be different if the Fund’s fees and expenses were reflected for periods prior to 10/24/2016. Performance for the Fund prior to 06/14/2013 reflects performance of the Predecessor Fund’s predecessor.
You cannot invest directly in an index.
See "Benchmark Glossary" for benchmark descriptions.
Performance information may reflect expense waivers/reimbursements without which performance would have been lower.

33

Hartford Schroders Tax-Aware Bond Fund
 Fund Overview – (continued)
 October 31, 2023 (Unaudited)

Operating Expenses*	Gross	Net
Class A	0.83%	0.71%
Class C	1.62%	1.59%
Class I	0.61%	0.49%
Class Y	0.63%	0.56%
Class F	0.52%	0.46%
Class SDR	0.52%	0.46%

*	Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual expense reimbursement arrangements. Net expenses reflect such arrangements in instances when they reduce gross expenses. These arrangements remain in effect until 02/29/2024 unless the Fund’s Board of Directors approves an earlier termination. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2023.

Portfolio Managers
Hartford Schroders Tax-Aware Bond Fund’s sub-adviser is Schroder Investment Management North America Inc. and its sub-sub-adviser is Schroder Investment Management North America Limited.
Lisa Hornby, CFA
Portfolio Manager
Neil G. Sutherland, CFA
Portfolio Manager
Julio C. Bonilla, CFA
Portfolio Manager
David May
Portfolio Manager

Manager Discussion
How did the Fund perform during the period?
The Class A shares of the Hartford Schroders Tax-Aware Bond Fund returned 0.97%, before sales charges, for the twelve-month period ended October 31, 2023, underperforming the Fund’s benchmark, the Bloomberg Municipal Bond Index, which returned 2.64% for the same period. For the same period, the Class A shares of the Fund, before sales charges, underperformed the 2.07% average return of the Lipper General & Insured Municipal Debt Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
The Fund underperformed its benchmark for the one-year period ending October 31, 2023, due primarily to negative duration impacts. The Fund’s duration was long of the benchmark duration when the period began which had a material negative impact as yields rose. The Fund employs a flexible duration approach and did not use the benchmark for a target duration during the period. During the period the U.S. Federal Reserve (Fed) engaged on an aggressive rate normalization policy which resulted in yields moving much higher (86 basis points (bps) as measured by the 10-year tenor). Yields on tax-exempts moved higher in sympathy with Treasuries resulting in negative absolute returns. On a duration neutral basis relative to
Treasuries however tax-exempts were well ahead (400 bps) as risk assets performed well as fears of recession did not materialize and the economy remained stronger than many expected.
Within the Fund, the allocation to corporates was a positive factor given the above however the allocation over the trailing year was modest (less than 10% on average). There was a similar albeit smaller contribution from the tactical allocation to agency mortgage-backed securities (MBS). Within the tax-exempt sector the Fund benefited from the allocation to federal agency bonds however the underweight to tax-exempt Utilities and the overweight to general obligation bonds (GOs) both detracted from performance. The tax-exempt GOs were positive performers in excess return terms however trailing other tax-exempt sectors. Security selection was a material positive factor as specific corporate supported, federal agency bonds and GOs outperformed the broader index returns with multiple issuers contributing.
The third quarter of 2023 alone was notably negative for tax-exempt municipal bonds in absolute terms, with a negative total return of -3.95%, underperforming Treasuries by 41 bps. As a result, municipal / Treasury ratios widened across all maturities. We attributed this to one key factor: higher than expected inflation data. The net result has been retail investors withdrawing from municipal bond funds due to

34

Hartford Schroders Tax-Aware Bond Fund
 Fund Overview – (continued)
 October 31, 2023 (Unaudited)

concerns about the potential consequences of higher Fed Funds rates and higher long-term rates. Year to date outflows are -$10 billion, nowhere near the historic outflows we saw in 2022, but a challenge, nonetheless.
During the period, we did not utilize derivatives within the Fund.
What is the outlook as of the end of the period?
As of the end of the period, we are focusing on the opportunities that lie ahead. In terms of valuations, both in an absolute sense and relative to other asset classes, bond yields are attractive relative to historical prices.   That doesn’t mean a rally is necessarily imminent, but the higher yields do offer a significant cushion in terms of income to offset any further price declines in our view.
Pricing (and yield), one thing you can calibrate, is now firmly in the investor’s favor and when combined with subsiding inflation, a peaking economy and a Fed which is approaching the end of its hiking cycle, we believe a unique opportunity has emerged for bond markets. As of the end of the period, the duration of the Fund is sufficiently longer than when the period started, which we believe may position the Fund well if and when rates fall. With recession as our base case, we have ample dry powder (i.e. cash reserves) to seek to take advantage of these dislocations when they do come.
Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Fixed income security risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall. • Municipal securities may be adversely impacted by state/local, political, economic, or market conditions; these risks may be magnified if the Fund focuses its assets in municipal securities of issuers in a few select states. Investors may be subject to the federal Alternative Minimum Tax as well as state and local income taxes. Capital gains, if any, are taxable. • Obligations of U.S. Government agencies are supported by varying degrees of credit but are generally not backed by the full faith and credit of the U.S. Government. • Mortgage-related and asset-backed securities’ risks include credit, interest-rate, prepayment, and extension risk. • Derivatives are generally more volatile and sensitive to changes in market or economic conditions than other securities; their risks include currency, leverage, liquidity, index, pricing, regulatory and counterparty risk. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political, economic and regulatory developments. • The Fund may have high portfolio turnover, which could increase its transaction costs and an investor’s tax liability. • Integration of environmental, social, and/or governance (ESG) characteristics into the investment process may not work as intended.
Composition by Security Type(1)
as of 10/31/2023
Category	Percentage of Net Assets
Fixed Income Securities
Corporate Bonds	2.8%
Municipal Bonds	83.7
U.S. Government Securities	5.2
Total	91.7%
Short-Term Investments	8.1
Other Assets & Liabilities	0.2
Total	100.0%

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
35

Hartford Schroders US MidCap Opportunities Fund
 Fund Overview
 October 31, 2023 (Unaudited)

Inception 03/31/2006 Sub-advised by Schroder Investment Management North America Inc.	Investment objective – The Fund seeks capital appreciation.
Comparison of Change in Value of $10,000 Investment (10/31/2013 - 10/31/2023)
The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.
Average Annual Total Returns
for the Periods Ended 10/31/2023
	1 Year	5 Years	10 Years
Class A1	-1.12%	6.58%	7.78%
Class A2	-6.58%	5.37%	7.18%
Class C1	-1.85%	5.80%	7.30%
Class C3	-2.80%	5.80%	7.30%
Class I1	-0.84%	6.88%	8.07%
Class R3[1]	-1.41%	6.21%	7.60%
Class R4[1]	-1.10%	6.57%	7.85%
Class R5[1]	-0.86%	6.84%	8.05%
Class Y1	-0.86%	6.87%	8.08%
Class F1	-0.74%	6.97%	8.14%
Class SDR[1]	-0.81%	6.96%	8.16%
Russell Midcap Index	-1.01%	7.14%	8.05%

[1]	Without sales charge
[2]	Reflects maximum sales charge of 5.50%
[3]	Reflects a contingent deferred sales charge of 1.00%
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2023, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
Effective immediately before the opening of business on 10/24/2016, the Schroder U.S. Small and Mid Cap Opportunities Fund (the “Predecessor Fund”) was reorganized into the Fund. The performance information shown for periods prior to 10/24/2016 is that of the Predecessor Fund. Prior to 10/24/2016, Class A, Class I and Class SDR were called Advisor Shares, Investor Shares and R6 Shares, respectively. Class C, Class R3, Class R4, Class R5, and Class Y shares commenced operations on 10/24/2016 and performance prior to this date reflects the performance of the Predecessor Fund’s Investor Shares. Performance for Class SDR shares prior to 12/30/2014 (the inception date of the Predecessor Fund’s Class R6 Shares) reflects the performance of the Predecessor Fund’s Investor Shares. Class F shares commenced operations on 02/28/2017 and performance prior to that date is that of the Fund’s Class I shares. Performance prior to Class F’s inception date has not been adjusted to reflect the operating expenses of Class F. The returns would be different if the Fund’s fees and expenses were reflected for periods prior to 10/24/2016.
Performance information prior to 05/01/2019 reflect when the Fund invested at least 80% of its assets in securities of companies considered by Schroder Investment Management North America Inc. to be small- or mid-cap companies located in the United States.
You cannot invest directly in an index.
See "Benchmark Glossary" for benchmark descriptions.
Performance information may reflect expense waivers/reimbursements without which performance would have been lower.

36

Hartford Schroders US MidCap Opportunities Fund
 Fund Overview – (continued)
 October 31, 2023 (Unaudited)

Operating Expenses*	Gross	Net
Class A	1.17%	1.17%
Class C	1.91%	1.91%
Class I	0.89%	0.89%
Class R3	1.52%	1.52%
Class R4	1.22%	1.22%
Class R5	0.92%	0.92%
Class Y	0.91%	0.91%
Class F	0.80%	0.80%
Class SDR	0.81%	0.81%

*	Expenses as shown in the Fund’s most recent prospectus. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2023.

Portfolio Managers
Hartford Schroders US MidCap Opportunities Fund’s sub-adviser is Schroder Investment Management North America Inc.
Robert Kaynor, CFA
Portfolio Manager
Joanna Wald
Portfolio Manager

Manager Discussion
How did the Fund perform during the period?
The Class A shares of the Hartford Schroders US MidCap Opportunities Fund returned -1.12%, before sales charges, for the twelve-month period ended October 31, 2023, underperforming the Fund’s benchmark, the Russell Midcap Index, which returned -1.01% for the period. For the same period, the Class A shares of the Fund, before sales charges, underperformed the -1.06% average return of the Lipper Mid-Cap Core peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
U.S. mid-capitalization equities, as measured by the Russell Midcap Index, declined over the twelve-month period ended October 31, 2023, by -1.00%. The year started well with strong performance in November 2022. Softening inflation and early signs of labor market loosening fitted with the hopes for a soft-landing. U.S. consumers remained resilient, even if this was perhaps focused in higher-income consumers. There was no Santa Claus rally in December 2022 with markets worried about downward earnings revisions in 2023. January 2023 was a strong month for U.S. stocks mainly due to a reversal of the negative sentiment in December 2022. February 2023 saw stocks give back some of these gains as tight labor market data reinforced inflationary concerns together with worries about future earnings. Small and mid-cap stocks at this point had continued a trend from 2022 of outperformance against large caps. Banking sector turmoil then hit the markets in March 2023 causing a flight to safety. Money market funds were by far and away the main recipient both from bank deposits and investment wrappers. Within equities, investors considered mega cap tech stocks as the safest option, retreating from small and mid-caps partly due to a large weighting in this universe to smaller regional banks. Although, the mid cap space has less regional and community bank exposure, which benefited the asset class temporarily, the turmoil caused the first quarterly underperformance versus large caps of small and mid-cap stocks for a year.
Small and mid-cap stocks never recovered from the change in sentiment caused by the issues in the banking sector in March 2023 for the rest of the year. From March 2023, the market concurrently switched its attention to pricing in the potential benefits of artificial intelligence after an upbeat report from NVIDIA. This meant a focus on a small number of mega cap companies which led the market from March 2023 up to August 2023 to the detriment of small caps. Markets were especially weak in August, September and October of 2023 which traditionally can be months when risk is taken off the table. Rising Treasury yields and geopolitical risks, following the assault on Israel by Hamas forces, were major concerns for investors and the reason for weakness late in the period.
During the period, we invested the Fund’s assets in a combination of stock types that can be classified into the following three categories: “Steady Eddies” (companies we believe have recurring earnings/cash flow/revenue characteristics), “Turnarounds” (companies we believe have experienced business or operational difficulties but may potentially have a catalyst to help them return to a growth path), and “Mispriced Growth” (companies we believe have unrecognized or under-appreciated growth dynamics that will be rewarded over time).
Over the period, the most significant contribution to the Fund’s performance relative to the Russell Midcap Index during the period was stock selection within the Health Care and Telecommunications sectors. Sector allocation for the portfolio as a whole was positive for the period. The Fund had positive attribution total effect in 9 of eleven

37

Hartford Schroders US MidCap Opportunities Fund
 Fund Overview – (continued)
 October 31, 2023 (Unaudited)

sectors. The Fund’s investments in the Health Care sector relative to the Russell Midcap Index benefited from an equal weight allocation. The Fund, ex-biotechnology, which the Fund has zero exposure, was overweight Health Care as of the end of the period. The Fund’s security selection in the Telecommunications sector had a positive impact on performance, particularly in the telecom equipment industry. Additionally, the Fund added value by not having exposure in the cable television services and Communication Services and Telecommunication Services industries, which were both down significantly during the period. The Fund’s equity selection within the Technology sector was the biggest laggard over the period. The Fund’s exposure in the Software sector lagged in both sector allocation (underweight) and stock selection as the benchmark had a strong run. Stock selection in computer services was also a weakness for the period. Basic Materials was the other laggard from a sector point of view for the Fund due primarily to stock selection.
Top contributors to the Fund’s performance relative to the Russell Midcap Index during the period included BWX Technologies, West Pharmaceuticals and Dolby Laboratories. BWX Technologies offers precision manufactured components and services for the commercial nuclear power industry. The company reported a solid beat for the third quarter of 2023 due to strong revenue growth and strong operational execution in commercial operations across both commercial nuclear and medical. West Pharmaceutical Services, which manufactures and markets pharmaceuticals, biologics, vaccines and consumer Healthcare products, was the best performing stock in the Health Care portion of the benchmark during the period. The company reported fourth quarter 2022 results and 2023 guidance that exceeded expectations. Dolby Laboratories provides audio and imaging technologies. The company reported solid fourth quarter 2022 results and reiterated full-year guidance.
Over the period, the largest detractors from the Fund’s performance relative to the Russell Midcap Index were Masimo, Glacier Bancorp, Catalent. Masimo is a global technology company that develops, manufactures, and markets patient monitoring technologies, automation, and connectivity solutions. The stock lagged after the company announced a second quarter warning that revenue would be lower than expected due to multiple factors, including a decline in single-patient use sensor sales and delays in large orders. The company is also taking measures to cut costs in the second half of the year and expects to cut the lower end of full year guidance for the Healthcare business. Glacier Bancorp is a regional bank. The company, as well as the banking industry, slid in March 2023 as multiple banks failed to meet customers’ liquidity needs, marking the second and third-biggest bank failures in the nation’s history. We were underweight banks during the period and remain underweight. Catalent provides delivery technologies, development and manufacturing solutions for drugs, biologics, cell and gene therapies, and consumer health products. The company announced that it reduced its fiscal 2023 guidance due to operation and productivity issues and management’s uncertainty around its previously issued forecasts.
Derivatives were not used in the Fund during the period and therefore did not impact performance during the period.
What is the outlook as of the end of the period?
We believe a good starting point to support U.S. small and mid-sized companies is that today’s valuations are already pricing in a lot of bad news. As of the end of the period, we believe that U.S. small and mid- sized companies are trading at similar valuations to markets outside the U.S. for the first time in years, meaning you can still invest in the U.S. economy without paying a premium.
A supporting trend is the rise in capital spending in the U.S. For example, there is a major initiative underway to re-shore supply chains as globalization starts to retreat. The U.S. government is providing major incentives to promote more domestic manufacturing enshrined in legislation through policy such as the Chips and Science Act and Inflation Reduction Act passed in 2022. The Infrastructure Bill of 2021 provides additional tailwinds. A year or more on from the passing of this legislation, companies are starting to take advantage, leading to a major investment cycle. Construction of new factories is booming in states like Arizona and the Carolinas.
Other factors supporting capital expenditures (capex) are efforts to reduce emissions and the need to spend on automation to mitigate labor shortages. Sales growth of small and mid-cap companies is highly correlated to U.S. capex growth in our view. This reflects the largely domestic focus of small and mid-cap businesses compared to large caps.  Small and mid-cap stocks are generally more vulnerable to the business cycle due to their relatively weaker balance sheets and more volatile revenues. As of the end of the period, we believe they are trading at a discount driven by recession fears. If a recession does not occur, we believe the discount might dissipate. Despite the risks, the current low valuation of small and mid-caps makes them a potentially attractive investment option in our view.
Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Mid-cap securities can have greater risks and volatility than large-cap securities. • To the extent the Fund focuses on one or more sectors, the Fund may be subject to increased volatility and risk of loss if adverse developments occur. • Integration of environmental, social, and/or governance (ESG) characteristics into the investment process may not work as intended.
38

Hartford Schroders US MidCap Opportunities Fund
 Fund Overview – (continued)
 October 31, 2023 (Unaudited)

Composition by Sector(1)
as of 10/31/2023
Sector	Percentage of Net Assets
Equity Securities
Communication Services	5.6%
Consumer Discretionary	7.5
Consumer Staples	1.1
Energy	3.7
Financials	13.8
Health Care	9.8
Industrials	21.9
Information Technology	19.6
Materials	3.4
Real Estate	3.6
Utilities	4.9
Total	94.9%
Short-Term Investments	5.2
Other Assets & Liabilities	(0.1)
Total	100.0%

(1)	A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.
39

Hartford Schroders US Small Cap Opportunities Fund
 Fund Overview
 October 31, 2023 (Unaudited)

Inception 08/06/1993 Sub-advised by Schroder Investment Management North America Inc.	Investment objective – The Fund seeks capital appreciation.
Comparison of Change in Value of $10,000 Investment (10/31/2013 - 10/31/2023)
The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.
Average Annual Total Returns
for the Periods Ended 10/31/2023
	1 Year	5 Years	10 Years
Class A1	-11.94%	3.25%	5.65%
Class A2	-16.79%	2.09%	5.05%
Class C1	-12.59%	2.49%	5.18%
Class C3	-13.46%	2.49%	5.18%
Class I1	-11.70%	3.55%	5.95%
Class R3[1]	-12.21%	2.96%	5.55%
Class R4[1]	-11.93%	3.27%	5.78%
Class R5[1]	-11.67%	3.57%	5.96%
Class Y1	-11.66%	3.58%	5.98%
Class F1	-11.59%	3.67%	6.03%
Class SDR[1]	-11.58%	3.67%	6.05%
Russell 2000 Index	-8.56%	3.31%	5.63%

[1]	Without sales charge
[2]	Reflects maximum sales charge of 5.50%
[3]	Reflects a contingent deferred sales charge of 1.00%
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2023, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
Effective immediately before the opening of business on 10/24/2016, the Schroder U.S. Opportunities Fund (the “Predecessor Fund”) was reorganized into the Fund. The performance information shown for periods prior to 10/24/2016 is that of the Predecessor Fund. Prior to 10/24/2016, Class A, Class I and Class SDR were called Advisor Shares, Investor Shares and R6 Shares, respectively. Class C, Class R3, Class R4, Class R5, and Class Y shares commenced operations on 10/24/2016 and performance prior to this date reflects the performance of the Predecessor Fund’s Investor Shares. Performance for Class SDR shares prior to 09/28/2015 (the inception date of the Predecessor Fund’s Class R6 Shares) reflects the performance of the Predecessor Fund’s Investor Shares. Class F shares commenced operations on 02/28/2017 and performance prior to that date is that of the Fund’s Class I shares. Performance prior to Class F’s inception date has not been adjusted to reflect the operating expenses of Class F. The returns would be different if the Fund’s fees and expenses were reflected for periods prior to 10/24/2016.
You cannot invest directly in an index.
See "Benchmark Glossary" for benchmark descriptions.
Performance information may reflect expense waivers/reimbursements without which performance would have been lower.

40

Hartford Schroders US Small Cap Opportunities Fund
 Fund Overview – (continued)
 October 31, 2023 (Unaudited)

Operating Expenses*	Gross	Net
Class A	1.37%	1.35%
Class C	2.13%	2.10%
Class I	1.09%	1.09%
Class R3	1.70%	1.65%
Class R4	1.41%	1.35%
Class R5	1.11%	1.05%
Class Y	1.10%	1.05%
Class F	0.99%	0.95%
Class SDR	0.99%	0.95%

*	Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual expense reimbursement arrangements. Net expenses reflect such arrangements in instances when they reduce gross expenses. These arrangements remain in effect until 02/29/2024 unless the Fund’s Board of Directors approves an earlier termination. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2023.

Portfolio Managers
Hartford Schroders US Small Cap Opportunities Fund’s sub-adviser is Schroder Investment Management North America Inc.
Robert Kaynor, CFA
Portfolio Manager
Joanna Wald
Portfolio Manager

Manager Discussion
How did the Fund perform during the period?
The Class A shares of the Hartford Schroders US Small Cap Opportunities Fund returned -11.94%, before sales charges, for the twelve-month period ended October 31, 2023, underperforming the Fund’s benchmark, the Russell 2000 Index, which returned -8.56% for the same period. For the same period, the Class A shares of the Fund, before sales charges, underperformed the -4.58% average return of the Lipper Small-Cap Core peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
U.S. small-capitalization equities, as measured by the Russell 2000 Index, returned -8.56% over the twelve-month period ended October 31, 2023. The year started well with strong performance in November 2022. Softening inflation and early signs of labor market loosening fitted with the hopes for a soft-landing. U.S. consumers remained resilient, even if this was perhaps focused in higher-income consumers. There was no Santa Claus rally in December 2022 with markets worried about downward earnings revisions in 2023. January 2023 was a strong month for U.S. stocks mainly due to a reversal of the negative sentiment in December 2022. February 2023 saw stocks give back some of these gains as tight labor market data reinforced inflationary concerns together with worries about future earnings. Small cap stocks at this point had continued a trend from 2022 of outperformance against large caps. Banking sector turmoil then hit the markets in March 2023 causing a flight to safety. Money market funds were by far and away the main recipient both from bank deposits and investment wrappers. Within equities, investors considered mega cap tech stocks as the safest option, retreating from small and mid-caps partly due to a large weighting in this universe to smaller regional banks. This caused the first quarterly underperformance versus large caps of small cap stocks for a year.
Small cap stocks never recovered from the change in sentiment caused by the issues in the banking sector in March 2023 for the rest of the year. From March 2023, the market concurrently switched its attention to pricing in the potential benefits of artificial intelligence after an upbeat report from NVIDIA. This meant a focus on a small number of mega cap companies which led the market from March 2023 up to August 2023 to the detriment of small caps. Markets were especially weak in August, September and October of 2023 which traditionally can be months when risk is taken off the table. Rising Treasury yields and geopolitical risks, following the assault on Israel by Hamas forces, were major concerns for investors and the reason for weakness late in the period.
During the period, we invested the Fund’s assets in a combination of stock types that can be classified into the following three categories: “Steady Eddies” (companies we believe have recurring earnings/cash flow/revenue characteristics), “Turnarounds” (companies we believe have experienced business or operational difficulties but may potentially have a catalyst to help them return to a growth path), and “Mispriced Growth” (companies we believe have unrecognized or under-appreciated growth dynamics that will be rewarded over time).

41

Hartford Schroders US Small Cap Opportunities Fund
 Fund Overview – (continued)
 October 31, 2023 (Unaudited)

The most significant detractor to the Fund’s performance relative to the Russell 2000 Index during the twelve-month period was stock selection, particularly in the Consumer Discretionary and Healthcare sectors. Consumer spending trends in the U.S. are more mixed than in previous cycles which is a function of distortion in spending during Covid. Companies are finding it difficult to manage inventories given the lack of clarity about consumer spending. Healthcare stocks were impacted by the emergence of extraordinary results for weight loss from a type of drug called GLP-1. The market extrapolated that a number of Healthcare companies might see slower growth due to less need for various treatments if weight loss is effective. The Fund’s technology holdings contributed positively to performance. The Fund avoided more expensive software stocks while selecting well priced business service companies which performed well.
Top contributors to the Fund’s performance relative to the Russell 2000 Index over the period included Maxar Technologies, Primoris Services and LiveRamp Holdings. Maxar Technologies is a space technology and intelligence company. The company announced in December 2022 that it would be acquired by Advent International in an all-cash transaction for $6.4 billion. Primoris Services is a specialty contractor company that provides construction, fabrication, maintenance, replacement, and engineering services to public Utilities, petrochemical companies, Energy companies and municipalities. The company reported results above expectations due to a rise in revenue driven by significant growth in renewables projects.  LiveRamp Holdings is a global technology company that provides enterprise data connectivity platform that helps organizations to leverage customer data. The growth acceleration and retention rate improvement in subscriptions led to positive performance over the period.
Over the period, the largest detractors from the Fund’s performance relative to the Russell 2000 Index were ICU Medical, Chef’s Warehouse and Fibrogen.  ICU Medical develops, manufactures, and sells innovative medical devices used in vascular therapy and critical care applications. ICU Medical reported weaker-than-expected sales but strong profits. Management of ICU Medical suggested that sales would be weaker than previously anticipated in a few of their businesses and lowered its mid-point of their 2023 earnings per share guidance. Chefs’ Warehouse distributes specialty food products. The company reported quarterly results that were below street and company expectations due to disruptions in protein market pricing and adverse weather in June 2023, which curbed outdoor dining demand. Despite this, the company retained its fiscal year 2023 adjusted earnings before interest, taxes, amortization, and depreciation (EBITDA) guidance.  FibroGen is research-based pharmaceutical company focused on the discovery, development, and commercialization of novel therapeutic agents. The company reported phase 3 ZEPHYRUS-1 study of Pamrevlumab for the treatment of idiopathic pulmonary fibrosis did not meet its primary and secondary efficacy endpoints. As a result, the company also plans to discontinue the fully enrolled ZEPHYRUS-2 Phase IPF trial, which was due to readout in mid-2024.
Derivatives were not used in the Fund during the period and therefore did not impact performance during the period.
What is the outlook as of the end of the period?
We believe a good starting point to support U.S. smaller companies is that today’s valuations are already pricing in a lot of bad news. Smaller companies have not been so cheap relative to large caps since the technology bubble in 1999-2001 in our view. Indeed, we believe that U.S. smaller companies trade at similar valuations to markets outside the U.S. for the first time in years, meaning you can still invest in the U.S. economy without paying a premium.
A supporting trend is the rise in capital spending in the U.S. For example, there is a major initiative underway to re-shore supply chains as globalization starts to retreat. The U.S. government is providing major incentives to promote more domestic manufacturing enshrined in legislation through policy such as the Chips and Science Act and Inflation Reduction Act passed in 2022. The Infrastructure Bill of 2021 provides additional tailwinds. A year or more on from the passing of this legislation, companies are starting to take advantage, leading to a major investment cycle. Construction of new factories is booming in states like Arizona and the Carolinas.
Other factors supporting capital expenditures (capex) are efforts to reduce emissions and the need to spend on automation to mitigate labor shortages. Sales growth of smaller companies is highly correlated to U.S. capex growth in our view. This reflects the largely domestic focus of small cap businesses compared to large caps.
Small cap stocks are generally more vulnerable to the business cycle due to their relatively weaker balance sheets and more volatile revenues. Currently, we believe they are trading at a discount driven by recession fears. If a recession does not occur, we believe the discount might dissipate. Despite the risks, the current low valuation of small caps makes them a potentially attractive investment option in our view.
Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Small-cap securities can have greater risks, including liquidity risk, and volatility than large-cap securities. • To the extent the Fund focuses on one or more sectors, the Fund may be subject to increased volatility and risk of loss if adverse developments occur.  • Integration of environmental, social, and/or governance (ESG) characteristics into the investment process may not work as intended.
42

Hartford Schroders US Small Cap Opportunities Fund
 Fund Overview – (continued)
 October 31, 2023 (Unaudited)

Composition by Sector(1)
as of 10/31/2023
Sector	Percentage of Net Assets
Equity Securities
Communication Services	2.3%
Consumer Discretionary	8.6
Consumer Staples	3.4
Energy	4.2
Financials	17.7
Health Care	10.8
Industrials	22.3
Information Technology	13.6
Materials	7.1
Real Estate	2.1
Utilities	2.7
Total	94.8%
Short-Term Investments	4.8
Other Assets & Liabilities	0.4
Total	100.0%

(1)	A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.
43

Hartford Schroders Funds
Benchmark Glossary (Unaudited)

Bloomberg Municipal Bond Index (reflects no deduction for fees, expenses or taxes) is designed to cover the USD-denominated long-term tax-exempt bond market.
Bloomberg US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes) is composed of securities that cover the US investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.
ICE BofAML US 3-Month Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, three months from the rebalancing date. To qualify for selection, an issue must have settled on or before the month-end rebalancing date.
JP Morgan Emerging Markets Blended Index (JEMB) - Equal Weighted (reflects no deduction for fees, expenses or taxes) is a blended index produced by JP Morgan that is comprised of 1/3 JP Morgan GBI Emerging Markets Global Diversified Index, 1/3 JP Morgan EMBI Global Diversified Index, and 1/3 JP Morgan CEMBI Broad Diversified Index. The JEMB - Equal Weighted is designed to blend US dollar and local currency denominated sovereign, quasi-sovereign and corporate bonds in equal proportion.
MSCI ACWI (All Country World) Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes) is designed to capture large and mid cap securities across developed markets and emerging markets countries.
MSCI ACWI (All Country World) ex USA Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes) is designed to capture large and mid cap securities across developed markets (excluding the US) and emerging market countries.
MSCI ACWI (All Country World) ex USA Value Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes) is designed to capture large and mid cap securities exhibiting overall value style characteristics across developed (excluding the US) and emerging markets countries. The value investment style characteristics for index construction are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield.
MSCI China A Onshore Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes) is designed to capture large and mid-cap securities across China securities listed on the Shanghai and Shenzhen exchanges. The index covers only those securities that are accessible through “Stock Connect”.
MSCI EAFE Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes) is designed to capture large and mid cap securities across developed market countries, excluding the US and Canada.
MSCI EAFE Value Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes) is designed to capture large and mid cap securities exhibiting overall value style characteristics across developed market countries, excluding the US and Canada.
MSCI Emerging Markets Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes) is designed to capture large and mid cap securities across emerging market countries.
Russell 2000 Index (reflects no deduction for fees, expenses or taxes) is an index comprised of 2,000 of the smallest US-domiciled company common stocks based on a combination of their market capitalization and current index membership.
Russell Midcap Index (reflects no deduction for fees, expenses or taxes) is designed to measure the performance of the mid-cap segment of the US equity universe. The Russell Midcap Index is a subset of the Russell 1000 Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership.
Additional Information Regarding Bloomberg Index(es). “Bloomberg®” and the above referenced Bloomberg index(es) are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (“BISL”), the administrator of the index (collectively, “Bloomberg”), and have been licensed for use for certain purposes by Hartford Funds Management Company, LLC ("HFMC"). The Funds are not sponsored, endorsed, sold or promoted by Bloomberg. Bloomberg does not make any representation or warranty, express or implied, to the owners of or counterparties to the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly. The only relationship of Bloomberg to HFMC is the licensing of certain trademarks, trade names and service marks and of the above referenced Bloomberg index(es), which is determined, composed and calculated by BISL without regard to HFMC or the Funds. Bloomberg has no obligation to take the needs of HFMC or the owners of the Funds into consideration in determining, composing or calculating the above referenced Bloomberg index(es). Bloomberg is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Funds to be issued. Bloomberg shall not have any obligation or liability, including, without limitation, to the Funds' customers, in connection with the administration, marketing or trading of the Funds.
BLOOMBERG DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE ABOVE REFERENCED BLOOMBERG INDEX(ES) OR ANY DATA RELATED THERETO AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. BLOOMBERG DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY HFMC, OWNERS OF THE FUNDS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE ABOVE REFERENCED BLOOMBERG INDEX(ES) OR ANY DATA RELATED THERETO. BLOOMBERG DOES NOT MAKE ANY EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE

44

Hartford Schroders Funds
Benchmark Glossary (Unaudited) – (continued)

OR USE WITH RESPECT TO THE ABOVE REFERENCED BLOOMBERG INDEX(ES) OR ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, TO THE MAXIMUM EXTENT ALLOWED BY LAW, BLOOMBERG, ITS LICENSORS, AND ITS AND THEIR RESPECTIVE EMPLOYEES, CONTRACTORS, AGENTS, SUPPLIERS, AND VENDORS SHALL HAVE NO LIABILITY OR RESPONSIBILITY WHATSOEVER FOR ANY INJURY OR DAMAGES --WHETHER DIRECT, INDIRECT, CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR OTHERWISE --ARISING IN CONNECTION WITH THE ABOVE REFERENCED BLOOMBERG INDEX(ES) OR ANY DATA OR VALUES RELATING THERETO --WHETHER ARISING FROM THEIR NEGLIGENCE OR OTHERWISE, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.
Additional Information Regarding MSCI Indices.
Neither MSCI nor any other party involved in or related to compiling, computing or creating the MSCI data makes any express or implied warranties or representations with respect to such data (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such data. Without limiting any of the foregoing, in no event shall MSCI, any of its affiliates or any third party involved in or related to compiling, computing or creating the data have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages. No further distribution or dissemination of the MSCI data is permitted without MSCI’s express written consent.
Additional Information Regarding Blended Benchmarks that Include an MSCI Index. The blended returns are calculated by HFMC and include, among other index provider data, end of day index level values licensed from MSCI (“MSCI Data”). For the avoidance of doubt, MSCI is not the benchmark “administrator” for, or a “contributor”, “submitter” or “supervised contributor” to, the blended returns, and the MSCI Data is not considered a “contribution” or “submission” in relation to the blended returns, as those terms may be defined in any rules, laws, regulations, legislation or international standards. MSCI Data is provided “AS IS” without warranty or liability and no copying or distribution is permitted. MSCI does not make any representation regarding the advisability of any investment or strategy and does not sponsor, promote, issue, sell or otherwise recommend or endorse any investment or strategy, including any financial products or strategies based on, tracking or otherwise utilizing any MSCI Data, models, analytics or other materials or information.
45

Hartford Schroders Funds
Expense Examples (Unaudited)

Your Fund's Expenses
As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of May 1, 2023 through October 31, 2023, except as noted below. To the extent a Fund was subject to acquired fund fees and expenses during the period, acquired fund fees and expenses are not included in the annualized expense ratios below.
Actual Expenses
The first set of columns of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During The Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads and CDSC). Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses for a class of a Fund are equal to the class' annualized expense ratio multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Expenses paid during the period May 1, 2023 through October 31, 2023	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Expenses paid during the period May 1, 2023 through October 31, 2023	Annualized expense ratio
Hartford Schroders China A Fund
Class A	$ 1,000.00	$ 829.90	$ 6.69	$ 1,000.00	$ 1,017.90	$ 7.38	1.45%
Class C	$ 1,000.00	$ 828.80	$ 7.88	$ 1,000.00	$ 1,016.59	$ 8.69	1.71%
Class I	$ 1,000.00	$ 831.00	$ 5.31	$ 1,000.00	$ 1,019.41	$ 5.85	1.15%
Class Y	$ 1,000.00	$ 831.30	$ 5.13	$ 1,000.00	$ 1,019.61	$ 5.65	1.11%
Class F	$ 1,000.00	$ 832.10	$ 4.57	$ 1,000.00	$ 1,020.21	$ 5.04	0.99%
Class SDR	$ 1,000.00	$ 831.40	$ 4.57	$ 1,000.00	$ 1,020.21	$ 5.04	0.99%
Hartford Schroders Diversified Emerging Markets Fund
Class A	$ 1,000.00	$ 938.50	$ 6.01	$ 1,000.00	$ 1,019.06	$ 6.26	1.23%
Class C	$ 1,000.00	$ 934.20	$ 9.90	$ 1,000.00	$ 1,014.92	$ 10.31	2.03%
Class I	$ 1,000.00	$ 939.70	$ 4.60	$ 1,000.00	$ 1,020.47	$ 4.79	0.94%
Class Y	$ 1,000.00	$ 941.00	$ 4.31	$ 1,000.00	$ 1,021.02	$ 4.48	0.88%
Class F	$ 1,000.00	$ 940.90	$ 4.35	$ 1,000.00	$ 1,020.72	$ 4.53	0.89%
Class SDR	$ 1,000.00	$ 939.60	$ 4.35	$ 1,000.00	$ 1,020.72	$ 4.53	0.89%
Hartford Schroders Diversified Growth Fund (Consolidated)(1)
Class I	$ 1,000.00	$ 963.00	$ 0.88(2)	$ 1,000.00	$ 1,021.22	$ 4.08(3)	0.80%
Class SDR	$ 1,000.00	$ 963.00	$ 0.72(2)	$ 1,000.00	$ 1,021.93	$ 3.31(3)	0.65%
46

Hartford Schroders Funds
Expense Examples (Unaudited) – (continued)

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Expenses paid during the period May 1, 2023 through October 31, 2023	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Expenses paid during the period May 1, 2023 through October 31, 2023	Annualized expense ratio
Hartford Schroders Emerging Markets Equity Fund
Class A	$ 1,000.00	$ 949.80	$ 7.18	$ 1,000.00	$ 1,017.85	$ 7.43	1.46%
Class C	$ 1,000.00	$ 946.50	$ 10.45	$ 1,000.00	$ 1,014.47	$ 10.82	2.13%
Class I	$ 1,000.00	$ 950.90	$ 6.14	$ 1,000.00	$ 1,018.90	$ 6.36	1.25%
Class R3	$ 1,000.00	$ 948.70	$ 8.54	$ 1,000.00	$ 1,016.38	$ 8.84	1.74%
Class R4	$ 1,000.00	$ 949.80	$ 7.32	$ 1,000.00	$ 1,017.69	$ 7.58	1.49%
Class R5	$ 1,000.00	$ 950.30	$ 5.95	$ 1,000.00	$ 1,019.16	$ 6.16	1.21%
Class Y	$ 1,000.00	$ 951.30	$ 5.81	$ 1,000.00	$ 1,019.26	$ 6.01	1.18%
Class F	$ 1,000.00	$ 951.60	$ 5.26	$ 1,000.00	$ 1,019.81	$ 5.45	1.07%
Class SDR	$ 1,000.00	$ 951.70	$ 5.26	$ 1,000.00	$ 1,019.81	$ 5.45	1.07%
Hartford Schroders Emerging Markets Multi-Sector Bond Fund
Class A	$ 1,000.00	$ 983.80	$ 5.75	$ 1,000.00	$ 1,019.41	$ 5.85	1.15%
Class C	$ 1,000.00	$ 980.00	$ 9.48	$ 1,000.00	$ 1,015.68	$ 9.65	1.90%
Class I	$ 1,000.00	$ 985.00	$ 4.46	$ 1,000.00	$ 1,020.72	$ 4.53	0.89%
Class R3	$ 1,000.00	$ 982.30	$ 7.19	$ 1,000.00	$ 1,017.90	$ 7.32	1.44%
Class R4	$ 1,000.00	$ 983.80	$ 5.75	$ 1,000.00	$ 1,019.31	$ 5.85	1.15%
Class R5	$ 1,000.00	$ 983.70	$ 4.25	$ 1,000.00	$ 1,020.67	$ 4.33	0.85%
Class Y	$ 1,000.00	$ 985.20	$ 4.25	$ 1,000.00	$ 1,020.92	$ 4.33	0.85%
Class F	$ 1,000.00	$ 984.70	$ 3.75	$ 1,000.00	$ 1,021.53	$ 3.82	0.75%
Class SDR	$ 1,000.00	$ 985.70	$ 3.75	$ 1,000.00	$ 1,021.42	$ 3.82	0.75%
Hartford Schroders International Contrarian Value Fund
Class I	$ 1,000.00	$ 943.60	$ 3.87	$ 1,000.00	$ 1,021.22	$ 4.02	0.79%
Class SDR	$ 1,000.00	$ 943.60	$ 3.43	$ 1,000.00	$ 1,021.68	$ 3.57	0.70%
Hartford Schroders International Multi-Cap Value Fund
Class A	$ 1,000.00	$ 948.70	$ 5.50	$ 1,000.00	$ 1,019.56	$ 5.70	1.12%
Class C	$ 1,000.00	$ 944.80	$ 9.06	$ 1,000.00	$ 1,015.88	$ 9.40	1.85%
Class I	$ 1,000.00	$ 950.00	$ 4.18	$ 1,000.00	$ 1,020.92	$ 4.33	0.85%
Class R3	$ 1,000.00	$ 948.10	$ 7.07	$ 1,000.00	$ 1,017.95	$ 7.32	1.44%
Class R4	$ 1,000.00	$ 948.40	$ 5.79	$ 1,000.00	$ 1,019.26	$ 6.01	1.18%
Class R5	$ 1,000.00	$ 950.00	$ 4.23	$ 1,000.00	$ 1,020.87	$ 4.38	0.86%
Class Y	$ 1,000.00	$ 949.90	$ 4.28	$ 1,000.00	$ 1,020.82	$ 4.43	0.87%
Class F	$ 1,000.00	$ 950.60	$ 3.69	$ 1,000.00	$ 1,021.42	$ 3.82	0.75%
Class SDR	$ 1,000.00	$ 950.50	$ 3.69	$ 1,000.00	$ 1,021.42	$ 3.82	0.75%
Hartford Schroders International Stock Fund
Class A	$ 1,000.00	$ 911.40	$ 5.06	$ 1,000.00	$ 1,019.91	$ 5.35	1.05%
Class C	$ 1,000.00	$ 908.20	$ 8.66	$ 1,000.00	$ 1,016.13	$ 9.15	1.80%
Class I	$ 1,000.00	$ 912.60	$ 3.90	$ 1,000.00	$ 1,021.12	$ 4.13	0.81%
Class R3	$ 1,000.00	$ 910.20	$ 6.84	$ 1,000.00	$ 1,018.05	$ 7.22	1.42%
Class R4	$ 1,000.00	$ 911.20	$ 5.49	$ 1,000.00	$ 1,019.46	$ 5.80	1.14%
Class R5	$ 1,000.00	$ 912.60	$ 3.90	$ 1,000.00	$ 1,021.12	$ 4.13	0.81%
Class Y	$ 1,000.00	$ 912.90	$ 3.90	$ 1,000.00	$ 1,021.12	$ 4.13	0.81%
Class F	$ 1,000.00	$ 913.30	$ 3.38	$ 1,000.00	$ 1,021.68	$ 3.57	0.70%
Class SDR	$ 1,000.00	$ 913.30	$ 3.38	$ 1,000.00	$ 1,021.68	$ 3.57	0.70%
Hartford Schroders Sustainable Core Bond Fund
Class I	$ 1,000.00	$ 940.80	$ 2.49	$ 1,000.00	$ 1,022.63	$ 2.60	0.51%
Class R3	$ 1,000.00	$ 939.40	$ 3.28	$ 1,000.00	$ 1,021.88	$ 3.41	0.67%
Class R4	$ 1,000.00	$ 940.70	$ 2.98	$ 1,000.00	$ 1,022.08	$ 3.11	0.61%
Class R5	$ 1,000.00	$ 939.90	$ 2.25	$ 1,000.00	$ 1,022.79	$ 2.35	0.46%
Class Y	$ 1,000.00	$ 941.30	$ 1.96	$ 1,000.00	$ 1,023.19	$ 2.04	0.40%
Class F	$ 1,000.00	$ 940.50	$ 1.76	$ 1,000.00	$ 1,023.39	$ 1.84	0.36%
Class SDR	$ 1,000.00	$ 940.60	$ 1.56	$ 1,000.00	$ 1,023.59	$ 1.63	0.32%
47

Hartford Schroders Funds
Expense Examples (Unaudited) – (continued)

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Expenses paid during the period May 1, 2023 through October 31, 2023	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Expenses paid during the period May 1, 2023 through October 31, 2023	Annualized expense ratio
Hartford Schroders Sustainable International Core Fund
Class I	$ 1,000.00	$ 914.90	$ 3.38	$ 1,000.00	$ 1,021.68	$ 3.57	0.70%
Class SDR	$ 1,000.00	$ 914.90	$ 3.38	$ 1,000.00	$ 1,021.68	$ 3.57	0.70%
Hartford Schroders Tax-Aware Bond Fund
Class A	$ 1,000.00	$ 924.90	$ 3.44	$ 1,000.00	$ 1,021.63	$ 3.62	0.71%
Class C	$ 1,000.00	$ 921.30	$ 7.70	$ 1,000.00	$ 1,017.19	$ 8.08	1.59%
Class I	$ 1,000.00	$ 926.10	$ 2.38	$ 1,000.00	$ 1,022.74	$ 2.50	0.49%
Class Y	$ 1,000.00	$ 926.70	$ 2.72	$ 1,000.00	$ 1,022.38	$ 2.85	0.56%
Class F	$ 1,000.00	$ 926.30	$ 2.23	$ 1,000.00	$ 1,022.89	$ 2.35	0.46%
Class SDR	$ 1,000.00	$ 926.20	$ 2.23	$ 1,000.00	$ 1,022.89	$ 2.35	0.46%
Hartford Schroders US MidCap Opportunities Fund
Class A	$ 1,000.00	$ 936.20	$ 5.76	$ 1,000.00	$ 1,019.26	$ 6.01	1.18%
Class C	$ 1,000.00	$ 933.10	$ 9.31	$ 1,000.00	$ 1,015.58	$ 9.70	1.91%
Class I	$ 1,000.00	$ 937.60	$ 4.45	$ 1,000.00	$ 1,020.62	$ 4.63	0.91%
Class R3	$ 1,000.00	$ 935.20	$ 7.51	$ 1,000.00	$ 1,017.44	$ 7.83	1.54%
Class R4	$ 1,000.00	$ 936.50	$ 5.71	$ 1,000.00	$ 1,019.31	$ 5.96	1.17%
Class R5	$ 1,000.00	$ 937.50	$ 4.69	$ 1,000.00	$ 1,020.32	$ 4.89	0.96%
Class Y	$ 1,000.00	$ 937.50	$ 4.49	$ 1,000.00	$ 1,020.57	$ 4.69	0.92%
Class F	$ 1,000.00	$ 938.20	$ 3.96	$ 1,000.00	$ 1,021.12	$ 4.13	0.81%
Class SDR	$ 1,000.00	$ 937.80	$ 3.96	$ 1,000.00	$ 1,021.12	$ 4.13	0.81%
Hartford Schroders US Small Cap Opportunities Fund
Class A	$ 1,000.00	$ 890.40	$ 6.43	$ 1,000.00	$ 1,018.40	$ 6.87	1.35%
Class C	$ 1,000.00	$ 886.90	$ 9.98	$ 1,000.00	$ 1,014.62	$ 10.66	2.10%
Class I	$ 1,000.00	$ 891.60	$ 5.20	$ 1,000.00	$ 1,019.71	$ 5.55	1.09%
Class R3	$ 1,000.00	$ 889.00	$ 7.86	$ 1,000.00	$ 1,016.89	$ 8.39	1.65%
Class R4	$ 1,000.00	$ 890.30	$ 6.43	$ 1,000.00	$ 1,018.40	$ 6.87	1.35%
Class R5	$ 1,000.00	$ 891.50	$ 5.01	$ 1,000.00	$ 1,019.91	$ 5.35	1.05%
Class Y	$ 1,000.00	$ 891.60	$ 5.01	$ 1,000.00	$ 1,019.91	$ 5.35	1.05%
Class F	$ 1,000.00	$ 892.30	$ 4.53	$ 1,000.00	$ 1,020.42	$ 4.84	0.95%
Class SDR	$ 1,000.00	$ 892.10	$ 4.53	$ 1,000.00	$ 1,020.42	$ 4.84	0.95%

(1)	Hartford Schroders Diversified Growth Fund commenced operations on September 20, 2023.
(2)	Expenses paid during the period from September 20, 2023 (commencement of operations) through October 31, 2023.
(3)	Please note that while the Fund commenced operations on September 20, 2023, the hypothetical expenses paid during the period reflect projected activity for the full six-month period for purposes of comparability. This projection assumes that annualized expense ratio were in effect during the period May 1, 2023 to October 31, 2023.
48

Hartford Schroders China A Fund
Schedule of Investments
October 31, 2023

Shares or Principal Amount		Market Value†
COMMON STOCKS - 93.3%
	Automobiles & Components - 1.4%
68,900	Fuyao Glass Industry Group Co. Ltd. Class A	$ 350,573
	Banks - 4.7%
117,692	Bank of Ningbo Co. Ltd. Class A	401,919
182,833	China Merchants Bank Co. Ltd. Class A	769,206
		1,171,125
	Capital Goods - 13.6%
112,549	Beijing Tianyishangjia New Material Corp. Ltd. Class A	280,572
124,200	CIMC Vehicles Group Co. Ltd. Class A	171,960
34,340	Contemporary Amperex Technology Co. Ltd. Class A	871,955
2,796	Gongniu Group Co. Ltd. Class A	40,407
138,540	Hongfa Technology Co. Ltd. Class A	549,738
48,000	Jiangsu Hengli Hydraulic Co. Ltd. Class A	369,407
6,190	Jiangyin Hengrun Heavy Industries Co. Ltd. Class A	35,509
130,304	JL Mag Rare-Earth Co. Ltd. Class A	294,746
185,800	Sinoma International Engineering Co. Class A	250,539
41,000	Sinoseal Holding Co. Ltd. Class A	217,438
92,800	Zhejiang Sanhua Intelligent Controls Co. Ltd. Class A	339,636
		3,421,907
	Consumer Durables & Apparel - 3.7%
88,600	Midea Group Co. Ltd. Class A	640,935
21,200	Zhejiang Cfmoto Power Co. Ltd. Class A	288,404
		929,339
	Energy - 1.4%
91,300	Yantai Jereh Oilfield Services Group Co. Ltd. Class A	356,984
	Financial Services - 1.4%
18,500	Hithink RoyalFlush Information Network Co. Ltd. Class A	355,304
	Food, Beverage & Tobacco - 9.0%
16,400	Anjoy Foods Group Co. Ltd. Class A	289,657
82,295	Chacha Food Co. Ltd. Class A	416,457
3,245	Kweichow Moutai Co. Ltd. Class A	747,335
258,075	Toly Bread Co. Ltd. Class A	308,373
23,699	Wuliangye Yibin Co. Ltd. Class A	505,178
		2,267,000
	Health Care Equipment & Services - 6.6%
32,200	Autobio Diagnostics Co. Ltd. Class A	195,644
14,443	iRay Technology Co. Ltd. Class A	441,001
54,263	Micro-Tech Nanjing Co. Ltd. Class A	655,600
48,388	Qingdao Haier Biomedical Co. Ltd. Class A	241,680
7,986	Shanghai United Imaging Healthcare Co. Ltd. Class A	130,298
		1,664,223
	Insurance - 5.1%
205,100	Ping An Insurance Group Co. of China Ltd. Class A	1,274,349
	Materials - 20.6%
116,000	China Jushi Co. Ltd. Class A	183,583
224,214	Citic Pacific Special Steel Group Co. Ltd. Class A	444,916
155,380	Hengli Petrochemical Co. Ltd. Class A*	311,267
222,900	Hubei Dinglong Co. Ltd. Class A	732,124
33,800	Jiangsu Yangnong Chemical Co. Ltd. Class A	312,046
33,800	LB Group Co. Ltd. Class A	86,022
335,846	Satellite Chemical Co. Ltd. Class A*	746,411
113,300	Shandong Sinocera Functional Material Co. Ltd. Class A	382,200
64,500	Wanhua Chemical Group Co. Ltd. Class A	782,389
80,285	Western Superconducting Technologies Co. Ltd. Class A	503,009
81,740	Zhejiang Huayou Cobalt Co. Ltd. Class A	411,383
161,457	Zijin Mining Group Co. Ltd. Class A	273,835
		5,169,185
	Media & Entertainment - 2.0%
144,100	Mango Excellent Media Co. Ltd. Class A	498,073
Shares or Principal Amount		Market Value†
COMMON STOCKS - 93.3% - (continued)
	Pharmaceuticals, Biotechnology & Life Sciences - 8.0%
57,100	Amoy Diagnostics Co. Ltd. Class A	$ 169,586
29,800	Hangzhou Tigermed Consulting Co. Ltd. Class A	271,873
146,100	Hualan Biological Engineering, Inc. Class A	468,748
38,164	Shanghai Haoyuan Chemexpress Co. Ltd. Class A	334,125
64,060	WuXi AppTec Co. Ltd. Class A	757,386
		2,001,718
	Real Estate Management & Development - 0.7%
120,444	Poly Developments & Holdings Group Co. Ltd. Class A	181,262
	Semiconductors & Semiconductor Equipment - 0.4%
9,509	Suzhou Oriental Semiconductor Co. Ltd. Class A	109,009
	Software & Services - 2.0%
49,200	Venustech Group, Inc. Class A	175,842
21,614	ZWSOFT Co. Ltd. Guangzhou Class A	318,412
		494,254
	Technology Hardware & Equipment - 10.8%
103,000	GoerTek, Inc. Class A	254,283
65,333	Guangzhou Shiyuan Electronic Technology Co. Ltd. Class A	375,275
144,859	Shenzhen Sunlord Electronics Co. Ltd. Class A	578,175
196,900	Suzhou Dongshan Precision Manufacturing Co. Ltd. Class A	504,246
142,905	Unisplendour Corp. Ltd. Class A*	383,448
118,578	WUS Printed Circuit Kunshan Co. Ltd. Class A	317,523
20,700	Xiamen Faratronic Co. Ltd. Class A	282,462
		2,695,412
	Transportation - 1.9%
341,100	China Southern Airlines Co. Ltd. Class A*	287,947
19,700	Milkyway Chemical Supply Chain Service Co. Ltd. Class A	175,097
		463,044
	Total Common Stocks (cost $28,269,347)	$ 23,402,761
WARRANTS - 5.8%(1)
	Banks - 0.9%
25,356	Suzhou Everbright Photonics Co. Ltd. Expires 04/09/2024*	$ 210,904
	Health Care Equipment & Services - 0.8%
42,185	Qingdao Haier Biomedical Co. Ltd. Expires 1/03/2024*	210,634
	Household & Personal Products - 1.2%
67,089	Ninebot Ltd. Expires 08/26/2024	300,604
	Software & Services - 1.5%
64,503	Piesat Information Technology Co. Ltd. Expires 12/22/2023*	383,504
	Technology Hardware & Equipment - 1.4%
13,078	Gongniu Group Co. Ltd. Expires 08/02/2024*	188,983
36,835	Shanghai Holystar Electrical Technology Co. Ltd. Expires 1/18/2024*	149,996
		338,979
	Total Warrants (cost $1,977,704)	$ 1,444,625
	Total Long-Term Investments (cost $30,247,051)	$ 24,847,386

The accompanying notes are an integral part of these financial statements.
49

Hartford Schroders China A Fund
Schedule of Investments – (continued)
October 31, 2023

Shares or Principal Amount			Market Value†
SHORT-TERM INVESTMENTS - 1.2%
	Other Investment Pools & Funds - 1.2%
304,724	Morgan Stanley Institutional Liquidity Funds, Treasury Portfolio, Institutional Class, 5.25%(2)		$ 304,724
	Total Short-Term Investments (cost $304,724)		$ 304,724
	Total Investments (cost $30,551,775)	100.3%	$ 25,152,110
	Other Assets and Liabilities	(0.3)%	(65,007)
	Total Net Assets	100.0%	$ 25,087,103
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by Hartford Funds Management Company, LLC in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.
Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.
*	Non-income producing.
(1)	“Warrants” refers to non-standard warrants and participatory notes.
(2)	Current yield as of period end.
†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of October 31, 2023 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Automobiles & Components	$ 350,573	$ —	$ 350,573	$ —
Banks	1,171,125	—	1,171,125	—
Capital Goods	3,421,907	35,509	3,386,398	—
Consumer Durables & Apparel	929,339	—	929,339	—
Energy	356,984	—	356,984	—
Financial Services	355,304	—	355,304	—
Food, Beverage & Tobacco	2,267,000	—	2,267,000	—
Health Care Equipment & Services	1,664,223	441,001	1,223,222	—
Insurance	1,274,349	—	1,274,349	—
Materials	5,169,185	503,009	4,666,176	—
Media & Entertainment	498,073	—	498,073	—
Pharmaceuticals, Biotechnology & Life Sciences	2,001,718	—	2,001,718	—
Real Estate Management & Development	181,262	—	181,262	—
Semiconductors & Semiconductor Equipment	109,009	—	109,009	—
Software & Services	494,254	—	494,254	—
Technology Hardware & Equipment	2,695,412	—	2,695,412	—
Transportation	463,044	—	463,044	—
Warrants	1,444,625	—	1,444,625	—
Short-Term Investments	304,724	304,724	—	—
Total	$ 25,152,110	$ 1,284,243	$ 23,867,867	$ —

(1)	For the year ended October 31, 2023, there were no transfers in and out of Level 3.
The accompanying notes are an integral part of these financial statements.
50

Hartford Schroders Diversified Emerging Markets Fund
Schedule of Investments
October 31, 2023

Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.8%
	Brazil - 2.9%
75,900	B3 SA - Brasil Bolsa Balcao	$ 167,103
28,600	BB Seguridade Participacoes SA	174,490
17,600	Cia de Saneamento de Minas Gerais Copasa MG	55,644
43,536	Cia Energetica de Minas Gerais ADR	98,827
20,112	Gerdau SA ADR	87,286
13,600	Hypera SA	81,706
10,700	M Dias Branco SA	69,165
41	MercadoLibre, Inc.*	50,870
9,000	Multiplan Empreendimentos Imobiliarios SA	44,163
20,630	Odontoprev SA	42,719
45,300	Petroreconcavo SA	186,348
7,400	Porto Seguro SA	37,002
22,600	PRIO SA*	213,819
22,900	TIM SA	68,903
2,800	Transmissora Alianca de Energia Eletrica SA	18,766
35,700	WEG SA	233,740
		1,630,551
	China - 26.1%
113,000	3SBio, Inc.(1)	100,530
37,000	Aier Eye Hospital Group Co. Ltd. Class A	92,505
191,700	Alibaba Group Holding Ltd.*	1,973,565
30,000	Anhui Expressway Co. Ltd. Class H	28,883
3,000	Anker Innovations Technology Co. Ltd. Class A	38,426
4,033	Atour Lifestyle Holdings Ltd. ADR	76,869
12,650	Baidu, Inc. Class A*	166,079
89,000	Bank of China Ltd. Class H	31,091
12,500	BYD Co. Ltd. Class H	380,126
19,500	BYD Electronic International Co. Ltd.	81,403
71,000	China Lesso Group Holdings Ltd. Class L	38,125
20,000	China Medical System Holdings Ltd.	31,982
84,000	China Merchants Bank Co. Ltd. Class H	318,636
65,000	China Overseas Property Holdings Ltd.	56,451
67,200	China Pacific Insurance Group Co. Ltd. Class H	165,538
8,000	China Resources Gas Group Ltd.	23,649
1,564,000	China Tower Corp. Ltd. Class H(1)	145,844
32,000	China Water Affairs Group Ltd.	20,250
3,900	Chongqing Department Store Co. Ltd. Class A	14,405
132,000	CMOC Group Ltd. Class H	78,726
4,900	Dong-E-E-Jiao Co. Ltd. Class A	31,085
5,100	Eastroc Beverage Group Co. Ltd. Class A	133,902
79,100	Focus Media Information Technology Co. Ltd. Class A	74,771
16,600	Foxconn Industrial Internet Co. Ltd. Class A	33,446
54,000	Fu Shou Yuan International Group Ltd.	36,254
12,553	Full Truck Alliance Co. Ltd. ADR*	82,473
33,600	Fuyao Glass Industry Group Co. Ltd. Class H(1)	153,185
35,000	Giant Biogene Holding Co. Ltd.*(1)	140,624
6,328	Gongniu Group Co. Ltd. Class A	91,451
19,800	Gree Electric Appliances, Inc. of Zhuhai Class A	91,834
53,000	Greentown Management Holdings Co. Ltd.(1)	39,058
126,000	Guangshen Railway Co. Ltd. Class H*	22,535
3,521	H World Group Ltd. ADR*	132,601
37,000	Haidilao International Holding Ltd.(1)	92,641
41,800	Haier Smart Home Co. Ltd. Class H	119,227
6,300	Hangcha Group Co. Ltd. Class A	18,939
14,900	Hangzhou Robam Appliances Co. Ltd. Class A	47,008
10,753	Hello Group, Inc. ADR	76,131
12,200	Henan Pinggao Electric Co. Ltd. Class A	18,072
9,200	Hisense Visual Technology Co. Ltd. Class A	29,278
4,600	Hubei Jumpcan Pharmaceutical Co. Ltd. Class A	17,042
13,600	Hygeia Healthcare Holdings Co. Ltd.(1)	82,118
3,900	Imeik Technology Development Co. Ltd. Class A	175,829
595,000	Industrial & Commercial Bank of China Ltd. Class H	285,151
12,230	JD.com, Inc. Class A	155,482
64,000	Jiangsu Expressway Co. Ltd. Class H	58,185
13,500	Jiangsu Nhwa Pharmaceutical Co. Ltd. Class A	48,516
11,745	Kanzhun Ltd. ADR*	173,826
28,600	Kuaishou Technology*(1)	184,180
Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.8% - (continued)
	China - 26.1% - (continued)
3,300	Lao Feng Xiang Co. Ltd. Class A	$ 28,062
18,200	Li Auto, Inc. Class A*	307,828
45,600	Maoyan Entertainment*(1)	54,794
22,900	Meituan Class B*(1)	324,608
14,900	Midea Group Co. Ltd. Class A	107,787
4,116	MINISO Group Holding Ltd. ADR	104,176
23,700	NetEase, Inc.	507,217
47,100	New China Life Insurance Co. Ltd. Class H	103,321
13,400	New Oriental Education & Technology Group, Inc.*	87,368
10,900	Ningbo Sanxing Medical Electric Co. Ltd. Class A	24,308
55,600	Nongfu Spring Co. Ltd. Class H(1)	316,683
13,300	Opple Lighting Co. Ltd. Class A	35,492
2,558	PDD Holdings, Inc. ADR*	259,432
5,880	Proya Cosmetics Co. Ltd. Class A	83,488
12,800	Sailun Group Co. Ltd. Class A	19,654
46,000	Sany Heavy Equipment International Holdings Co. Ltd.	60,426
11,300	Shenzhen Inovance Technology Co. Ltd. Class A	93,406
6,500	Shenzhen Mindray Bio-Medical Electronics Co. Ltd. Class A	254,052
12,900	Shenzhen New Industries Biomedical Engineering Co. Ltd. Class A	120,237
3,724	Shenzhen Transsion Holdings Co. Ltd. Class A	68,434
8,300	Sieyuan Electric Co. Ltd. Class A	55,940
36,500	Sinopec Engineering Group Co. Ltd. Class H	18,241
69,000	Sinotrans Ltd. Class H	22,678
18,500	Songcheng Performance Development Co. Ltd. Class A	27,781
71,100	Tencent Holdings Ltd.	2,631,321
16,336	Tencent Music Entertainment Group ADR*	118,599
64,800	Tongcheng Travel Holdings Ltd.*(2)	123,797
7,100	Trip.com Group Ltd.*	241,980
9,581	Vipshop Holdings Ltd. ADR*	136,625
193,000	Want Want China Holdings Ltd.	119,922
34,000	Wuxi Biologics Cayman, Inc.*(1)	211,403
172,800	Xiaomi Corp. Class B*(1)	309,834
48,000	Xinyi Glass Holdings Ltd.	55,153
80,000	Yadea Group Holdings Ltd.(1)	146,029
6,054	Yum China Holdings, Inc.	317,961
11,600	Yutong Bus Co. Ltd. Class A	21,627
62,000	Zhejiang Expressway Co. Ltd. Class H	46,670
25,700	Zhejiang Sanhua Intelligent Controls Co. Ltd. Class A	94,059
15,300	Zhejiang Supor Co. Ltd. Class A	104,911
108,200	Zoomlion Heavy Industry Science & Technology Co. Ltd. Class H	56,251
3,600	ZTO Express Cayman, Inc.	84,321
		14,413,803
	Colombia - 0.3%
17,729	Geopark Ltd.	175,163
	Greece - 1.2%
74,747	Eurobank Ergasias Services & Holdings SA Class A*	122,176
10,044	Hellenic Telecommunications Organization SA	140,781
4,343	JUMBO SA	114,240
1,694	Motor Oil Hellas Corinth Refineries SA	40,329
1,737	Mytilineos SA	64,290
15,514	National Bank of Greece SA*	88,854
25,389	Piraeus Financial Holdings SA*	75,257
		645,927
	Hong Kong - 2.3%
117,800	AIA Group Ltd.	1,022,952
14,800	Gushengtang Holdings Ltd.	88,659
54,000	Hang Lung Properties Ltd.	70,980
14,500	Hongkong Land Holdings Ltd.	45,990
9,000	Luk Fook Holdings International Ltd.	22,327
		1,250,908

The accompanying notes are an integral part of these financial statements.
51

Hartford Schroders Diversified Emerging Markets Fund
Schedule of Investments – (continued)
October 31, 2023

Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.8% - (continued)
	Hungary - 0.7%
7,538	OTP Bank Nyrt	$ 280,564
4,009	Richter Gedeon Nyrt	94,000
		374,564
	India - 14.2%
1,045	ABB India Ltd.	51,540
1,576	Angel One Ltd.	48,913
21,305	Apollo Tyres Ltd.	97,577
5,093	Asian Paints Ltd.	183,456
30,403	Axis Bank Ltd.	358,750
2,527	Bajaj Auto Ltd.	161,199
2,158	Bajaj Finance Ltd.	194,262
6,006	Berger Paints India Ltd.	40,299
5,731	Bharti Airtel Ltd.	62,941
13,708	Birlasoft Ltd.	90,247
2,511	Britannia Industries Ltd.	133,573
1,581	Coforge Ltd.	94,734
18,581	Dabur India Ltd.	118,038
3,060	Dr Reddy's Laboratories Ltd.	197,506
848	Grindwell Norton Ltd.	21,838
8,195	HCL Technologies Ltd.	125,698
1,428	HDFC Asset Management Co. Ltd.(1)	46,906
63,580	HDFC Bank Ltd.	1,128,197
3,724	Hero MotoCorp Ltd.	138,195
7,355	Hindustan Unilever Ltd.	219,498
108,454	ICICI Bank Ltd.	1,193,189
1,016	IndiaMart InterMesh Ltd.(1)	32,341
8,819	IndusInd Bank Ltd.	152,776
1,272	Kotak Mahindra Bank Ltd.	26,591
8,150	KPIT Technologies Ltd.	119,250
25,971	Marico Ltd.	167,353
3,008	Narayana Hrudayalaya Ltd.(2)	36,001
4,757	Natco Pharma Ltd.	45,728
219	Nestle India Ltd.	63,770
4,950	PI Industries Ltd.	202,166
3,483	Pidilite Industries Ltd.	102,836
2,247	Polycab India Ltd.	132,786
104,872	Power Grid Corp. of India Ltd.	254,706
39,818	REC Ltd.	137,631
20,655	Reliance Industries Ltd.	567,967
297	Sanofi India Ltd.	26,971
3,600	Sona Blw Precision Forgings Ltd.(1)	23,429
14,779	Sun Pharmaceutical Industries Ltd.	193,223
3,438	Supreme Industries Ltd.	178,765
11,800	Tata Consultancy Services Ltd.	477,706
12,843	Zensar Technologies Ltd.	75,621
38,431	Zomato Ltd.*	48,609
11,242	Zydus Lifesciences Ltd.	77,465
		7,850,247
	Indonesia - 1.9%
349,300	Bank Central Asia Tbk. PT	192,437
599,600	Bank Mandiri Persero Tbk. PT	214,208
631,500	Bank Negara Indonesia Persero Tbk. PT	190,578
1,107,100	Bank Rakyat Indonesia Persero Tbk. PT	346,173
862,900	Perusahaan Gas Negara Tbk. PT	68,224
254,700	Telkom Indonesia Persero Tbk. PT	55,834
		1,067,454
	Malaysia - 1.3%
151,700	CIMB Group Holdings Bhd.	181,751
105,000	Gamuda Bhd.	102,256
33,000	Hong Leong Bank Bhd.	134,370
1,900	Nestle Malaysia Bhd.	49,369
6,900	Petronas Gas Bhd.	24,909
277,200	Public Bank Bhd.	242,107
		734,762
Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.8% - (continued)
	Mexico - 3.2%
28,800	Arca Continental SAB de CV	$ 258,432
23,368	Bolsa Mexicana de Valores SAB de CV	36,383
3,488	Coca-Cola Femsa SAB de CV ADR	265,158
734	Fomento Economico Mexicano SAB de CV ADR	83,243
13,600	Grupo Aeroportuario del Centro Norte SAB de CV	104,257
1,163	Grupo Aeroportuario del Pacifico SAB de CV ADR	135,408
51,900	Grupo Financiero Banorte SAB de CV Class O	420,433
18,207	Grupo Financiero Inbursa SAB de CV Class O*	37,577
205,200	Kimberly-Clark de Mexico SAB de CV Class A	376,050
8,885	Promotora y Operadora de Infraestructura SAB de CV	73,218
		1,790,159
	Philippines - 0.2%
20,110	Bank of the Philippine Islands	35,620
22,310	BDO Unibank, Inc.	50,219
		85,839
	Poland - 1.4%
4,775	Bank Polska Kasa Opieki SA	145,099
2,951	Dino Polska SA*(1)	279,623
4,599	KGHM Polska Miedz SA	122,725
17	LPP SA	54,765
17,533	Powszechna Kasa Oszczednosci Bank Polski SA*	181,620
		783,832
	Qatar - 0.1%
12,326	Qatar National Bank QPSC	50,408
	Republic of Korea - 0.1%
5,739	Jeisys Medical, Inc.	44,801
	Russia - 0.0%
1,092	LUKOIL PJSC*(3)	—
762	Mobile TeleSystems PJSC*(3)	—
		—
	Saudi Arabia - 2.9%
6,029	Al Hammadi Holding	86,780
14,008	Al Rajhi Bank	250,543
635	Arabian Internet & Communications Services Co.	52,945
15,534	Banque Saudi Fransi	148,442
3,213	Dr Sulaiman Al Habib Medical Services Group Co.	215,821
724	Elm Co.	135,321
1,908	Leejam Sports Co. JSC	78,118
5,388	Mouwasat Medical Services Co.	143,619
16,465	Saudi National Bank	147,244
34,442	Saudi Telecom Co.	352,536
		1,611,369
	South Africa - 4.1%
6,874	Bid Corp. Ltd.	145,830
529	Capitec Bank Holdings Ltd.	47,004
4,596	Clicks Group Ltd.	67,726
80,754	FirstRand Ltd.	266,221
7,593	Gold Fields Ltd.	100,167
9,509	Gold Fields Ltd. ADR	123,807
12,247	Kumba Iron Ore Ltd.	324,497
6,102	MTN Group Ltd.	29,787
4,260	Naspers Ltd. Class N*	664,990
36,280	Sanlam Ltd.	127,250
31,759	Sappi Ltd.	66,816
21,973	Truworths International Ltd.	89,012
34,551	Vodacom Group Ltd.	188,091
		2,241,198
	South Korea - 13.7%
973	AfreecaTV Co. Ltd.	48,449
1,047	Cosmax, Inc.*	105,270
2,011	DB Insurance Co. Ltd.	130,834
2,499	Doosan Bobcat, Inc.	71,799
6,048	Hana Financial Group, Inc.	175,856

The accompanying notes are an integral part of these financial statements.
52

Hartford Schroders Diversified Emerging Markets Fund
Schedule of Investments – (continued)
October 31, 2023

Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.8% - (continued)
	South Korea - 13.7% - (continued)
2,505	Hansae Co. Ltd.	$ 42,563
24,496	Hanwha Life Insurance Co. Ltd.*	50,338
1,906	HD Hyundai Construction Equipment Co. Ltd.	62,910
1,328	HD Hyundai Electric Co. Ltd.	73,910
6,299	HD Hyundai Infracore Co. Ltd.	31,254
2,452	HL Mando Co. Ltd.	59,714
743	HYBE Co. Ltd.*	121,008
5,163	Hyundai Engineering & Construction Co. Ltd.	128,046
714	Hyundai Mobis Co. Ltd.	110,574
1,488	Hyundai Motor Co.	187,464
1,456	JYP Entertainment Corp.	110,830
5,996	KB Financial Group, Inc.	228,557
1,502	Kolmar Korea Co. Ltd.	59,728
6,290	Korean Air Lines Co. Ltd.	95,704
4,043	KT Corp.	97,809
253	LG Chem Ltd.	82,919
2,482	LG Corp.	142,067
2,412	LG Electronics, Inc.	178,929
317	LG Energy Solution Ltd.*	90,874
3,351	LG Uplus Corp.	25,115
1,291	LOTTE Fine Chemical Co. Ltd.	53,627
1,516	LS Electric Co. Ltd.	72,117
926	Meritz Financial Group, Inc.	34,464
228	NongShim Co. Ltd.	74,988
755	PharmaResearch Co. Ltd.	65,191
64,439	Samsung Electronics Co. Ltd.	3,207,443
2,457	Samsung Engineering Co. Ltd.*	43,304
3,058	Samsung Life Insurance Co. Ltd.	163,723
106	Samsung SDI Co. Ltd.	33,563
3,263	Shinhan Financial Group Co. Ltd.	83,873
12,595	SK Hynix, Inc.	1,093,776
740	SM Entertainment Co. Ltd.	55,496
3,003	SOLUM Co. Ltd.*	64,520
834	Youngone Corp.	33,526
		7,592,132
	Taiwan - 15.8%
18,000	Accton Technology Corp.	278,897
24,197	Advantech Co. Ltd.	248,497
12,000	Asia Vital Components Co. Ltd.	106,035
7,000	Asustek Computer, Inc.	73,396
153,000	Cathay Financial Holding Co. Ltd.	207,628
103,000	Chunghwa Telecom Co. Ltd.	368,384
52,000	Delta Electronics, Inc.	468,618
14,000	E Ink Holdings, Inc.	72,844
6,000	Elite Material Co. Ltd.	66,948
51,000	Far EasTone Telecommunications Co. Ltd.	119,464
2,000	Global Unichip Corp.	89,386
10,000	Gold Circuit Electronics Ltd.	54,718
4,000	Grape King Bio Ltd.	18,282
144,000	Hon Hai Precision Industry Co. Ltd.	429,799
33,000	Lite-On Technology Corp.	102,746
11,000	Makalot Industrial Co. Ltd.	123,117
29,000	MediaTek, Inc.	756,881
3,000	Novatek Microelectronics Corp.	42,249
21,000	President Chain Store Corp.	167,041
268,000	Taiwan Semiconductor Manufacturing Co. Ltd.	4,377,112
33,000	Tong Yang Industry Co. Ltd.	74,861
9,000	Tripod Technology Corp.	46,076
12,000	United Integrated Services Co. Ltd.	89,092
3,180	Universal Vision Biotechnology Co. Ltd.	29,223
3,000	Wiwynn Corp.	142,149
213,000	Yuanta Financial Holding Co. Ltd.	160,030
		8,713,473
	Thailand - 1.7%
23,700	Advanced Info Service PCL NVDR	145,160
71,600	Airports of Thailand PCL NVDR*	132,934
Shares or Principal Amount			Market Value†
COMMON STOCKS - 95.8% - (continued)
	Thailand - 1.7% - (continued)
84,500	Bangchak Corp. PCL NVDR		$ 97,047
26,600	Bangkok Bank PCL NVDR		116,564
109,300	Bangkok Dusit Medical Services PCL NVDR		80,572
19,800	Bumrungrad Hospital PCL NVDR		143,104
34,600	Kasikornbank PCL NVDR		126,541
229,200	Krung Thai Bank PCL NVDR		119,841
			961,763
	United Arab Emirates - 1.6%
18,966	Abu Dhabi Islamic Bank PJSC		53,185
23,790	Emaar Development PJSC		40,147
100,726	Emaar Properties PJSC		183,501
67,549	Emirates NBD Bank PJSC		311,722
62,465	Emirates Telecommunications Group Co. PJSC		313,941
			902,496
	United States - 0.1%
2,325	Genpact Ltd.		77,981
	Total Common Stocks (cost $52,837,895)		$ 52,998,830
PREFERRED STOCKS - 2.9%
	Brazil - 2.9%
111,310	Banco Bradesco SA (Preference Shares)(4)		$ 308,866
81,200	Itau Unibanco Holding SA (Preference Shares)(4)		431,950
118,280	Itausa SA (Preference Shares)(4)		202,695
53,700	Marcopolo SA (Preference Shares)(4)		55,812
85,500	Petroleo Brasileiro SA (Preference Shares)(4)		589,135
	Total Preferred Stocks (cost $1,565,780)		$ 1,588,458
	Total Long-Term Investments (cost $54,403,675)		$ 54,587,288
SHORT-TERM INVESTMENTS - 1.2%
	Other Investment Pools & Funds - 1.2%
648,015	Morgan Stanley Institutional Liquidity Funds, Treasury Portfolio, Institutional Class, 5.25%(5)		$ 648,015
	Total Short-Term Investments (cost $648,015)		$ 648,015
	Total Investments (cost $55,051,690)	99.9%	$ 55,235,303
	Other Assets and Liabilities	0.1%	79,769
	Total Net Assets	100.0%	$ 55,315,072
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by Hartford Funds Management Company, LLC in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.
Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

The accompanying notes are an integral part of these financial statements.
53

Hartford Schroders Diversified Emerging Markets Fund
Schedule of Investments – (continued)
October 31, 2023

*	Non-income producing.
(1)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At October 31, 2023, the aggregate value of these securities was $2,683,830, representing 4.9% of net assets.
(2)	Security is exempt from registration under Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2023, the aggregate value of these securities was $159,798, representing 0.3% of net assets.
(3)	Investment valued using significant unobservable inputs.
(4)	Currently no rate available.
(5)	Current yield as of period end.
†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of October 31, 2023 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Brazil	$ 1,630,551	$ 1,630,551	$ —	$ —
China	14,413,803	1,591,636	12,822,167	—
Colombia	175,163	175,163	—	—
Greece	645,927	218,859	427,068	—
Hong Kong	1,250,908	—	1,250,908	—
Hungary	374,564	94,000	280,564	—
India	7,850,247	45,728	7,804,519	—
Indonesia	1,067,454	—	1,067,454	—
Malaysia	734,762	176,534	558,228	—
Mexico	1,790,159	1,790,159	—	—
Philippines	85,839	35,620	50,219	—
Poland	783,832	—	783,832	—
Qatar	50,408	50,408	—	—
Republic of Korea	44,801	—	44,801	—
Russia	—	—	—	—
Saudi Arabia	1,611,369	1,611,369	—	—
South Africa	2,241,198	1,827,806	413,392	—
South Korea	7,592,132	—	7,592,132	—
Taiwan	8,713,473	—	8,713,473	—
Thailand	961,763	—	961,763	—
United Arab Emirates	902,496	678,848	223,648	—
United States	77,981	77,981	—	—
Preferred Stocks	1,588,458	1,588,458	—	—
Short-Term Investments	648,015	648,015	—	—
Total	$ 55,235,303	$ 12,241,135	$ 42,994,168	$ —

(1)	For the year ended October 31, 2023, there were no transfers in and out of Level 3.
Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2023 is not presented.
The accompanying notes are an integral part of these financial statements.
54

Hartford Schroders Diversified Growth Fund (Consolidated)
Schedule of Investments
October 31, 2023

Shares or Principal Amount		Market Value†
U.S. GOVERNMENT AGENCIES - 2.0%
	United States - 2.0%
	Federal Home Loan Mortgage Corp. - 0.4%
$ 42,091	4.50%, 09/01/2052	$ 37,668
55,341	5.00%, 09/01/2052	51,091
87,388	5.00%, 11/01/2052	80,664
50,307	6.00%, 01/01/2053	49,176
		218,599
	Federal National Mortgage Association - 0.8%
19,861	4.50%, 06/01/2052	17,776
40,386	5.00%, 10/01/2052	37,281
105,361	5.00%, 04/01/2053	97,238
102,193	5.50%, 01/01/2053	97,092
132,993	6.00%, 02/01/2053	130,038
		379,425
	Government National Mortgage Association - 0.8%
97,787	5.50%, 05/20/2053	93,660
108,963	5.50%, 06/20/2053	104,361
188,596	6.00%, 12/20/2052	185,134
		383,155
	Total U.S. Government Agencies (cost $989,850)	$ 981,179
COMMON STOCKS - 42.6%
	Australia - 0.5%
1,176	ANZ Group Holdings Ltd.	$ 18,544
2,043	BlueScope Steel Ltd.	24,490
600	Commonwealth Bank of Australia	36,910
282	Macquarie Group Ltd.	28,987
1,044	National Australia Bank Ltd.	18,703
157	Rio Tinto Ltd.	11,728
537	Rio Tinto PLC	34,261
4,182	Santos Ltd.	20,406
733	Wesfarmers Ltd.	23,583
1,746	Westpac Banking Corp.	22,928
861	Woodside Energy Group Ltd.	18,752
585	Woolworths Group Ltd.	13,095
		272,387
	Belgium - 0.1%
469	Anheuser-Busch InBev SA	26,685
517	Groupe Bruxelles Lambert NV	37,814
		64,499
	Brazil - 0.2%
24	MercadoLibre, Inc.*	29,778
2,615	Petroleo Brasileiro SA ADR	39,225
610	Yara International ASA	19,960
		88,963
	Canada - 1.0%
2,172	Algonquin Power & Utilities Corp.	10,933
271	Alimentation Couche-Tard, Inc.	14,752
169	Bank of Montreal	12,771
426	Bank of Nova Scotia	17,249
535	Canadian Imperial Bank of Commerce	18,869
156	Canadian National Railway Co.	16,506
550	Canadian Natural Resources Ltd.	34,926
450	Canadian Pacific Kansas City Ltd.	31,950
176	Canadian Tire Corp. Ltd. Class A	16,976
20	Constellation Software, Inc.	40,094
371	Enbridge, Inc.	11,889
319	Fortis, Inc.	12,666
665	Manulife Financial Corp.	11,576
170	Nutrien Ltd.	9,130
351	Onex Corp.	19,672
Shares or Principal Amount		Market Value†
COMMON STOCKS - 42.6% - (continued)
	Canada - 1.0% - (continued)
673	Open Text Corp.	$ 22,470
603	Pembina Pipeline Corp.	18,559
474	Rogers Communications, Inc. Class B	17,562
251	Royal Bank of Canada	20,047
463	Shopify, Inc. Class A*	21,865
239	Sun Life Financial, Inc.	10,916
543	Suncor Energy, Inc.	17,585
221	TC Energy Corp.	7,611
414	Toronto-Dominion Bank	23,125
1,108	Wheaton Precious Metals Corp.	46,797
		486,496
	China - 1.0%
5,000	Alibaba Group Holding Ltd.*	51,475
1,300	Baidu, Inc. Class A*	17,068
1,000	BYD Co. Ltd. Class H	30,410
57,000	CGN Power Co. Ltd. Class H(1)	13,698
27,000	China Construction Bank Corp. Class H	15,270
16,000	China Life Insurance Co. Ltd. Class H	21,670
6,000	China Mengniu Dairy Co. Ltd.	19,591
4,500	China Merchants Bank Co. Ltd. Class H	17,070
4,000	China Resources Land Ltd.	14,972
600	Contemporary Amperex Technology Co. Ltd. Class A	15,235
1,000	Innovent Biologics, Inc.*(1)	5,893
1,300	JD.com, Inc. Class A	16,527
3,500	Li Ning Co. Ltd.	10,725
900	LONGi Green Energy Technology Co. Ltd. Class A	2,971
1,900	Meituan Class B*(1)	26,933
1,100	NetEase, Inc.	23,542
107	NXP Semiconductors NV	18,450
196	PDD Holdings, Inc. ADR*	19,878
5,000	Ping An Insurance Group Co. of China Ltd. Class H	25,362
600	Shenzhen Inovance Technology Co. Ltd. Class A	4,960
2,500	Tencent Holdings Ltd.	92,522
2,500	Wuxi Biologics Cayman, Inc.*(1)	15,544
451	Yum China Holdings, Inc.	23,705
		503,471
	Denmark - 0.3%
222	DSV Panalpina AS	33,176
1,224	Novo Nordisk AS Class B	118,087
500	Vestas Wind Systems AS*	10,837
		162,100
	Finland - 0.1%
780	UPM-Kymmene OYJ	26,267
	France - 1.0%
182	Air Liquide SA	31,186
344	Airbus SE	46,122
732	AXA SA	21,690
602	BNP Paribas SA	34,617
105	Capgemini SE	18,557
389	Eiffage SA	35,302
137	EssilorLuxottica SA	24,808
11	Hermes International SCA	20,524
36	Kering SA	14,641
313	Legrand SA	27,077
90	L'Oreal SA	37,830
60	LVMH Moet Hennessy Louis Vuitton SE	42,956
94	Pernod Ricard SA	16,692
234	Safran SA	36,555

The accompanying notes are an integral part of these financial statements.
55

Hartford Schroders Diversified Growth Fund (Consolidated)
Schedule of Investments – (continued)
October 31, 2023

Shares or Principal Amount		Market Value†
COMMON STOCKS - 42.6% - (continued)
	France - 1.0% - (continued)
703	TotalEnergies SE	$ 47,001
194	Vinci SA	21,451
		477,009
	Germany - 0.6%
117	adidas AG	20,804
110	Allianz SE	25,767
544	BASF SE	25,137
357	Bayer AG	15,425
588	Deutsche Post AG	22,958
1,350	Deutsche Telekom AG	29,300
949	Infineon Technologies AG	27,720
472	Mercedes-Benz Group AG	27,770
539	RWE AG	20,625
434	SAP SE	58,213
278	Siemens AG	36,890
		310,609
	Greece - 0.0%
1,002	OPAP SA	16,972
	Hong Kong - 0.3%
4,000	AIA Group Ltd.	34,735
2,500	CK Asset Holdings Ltd.	12,496
1,400	Hang Seng Bank Ltd.	16,006
600	Hong Kong Exchanges & Clearing Ltd.	20,989
2,500	MTR Corp. Ltd.	9,345
5,000	New World Development Co. Ltd.	9,177
1,564	Prudential PLC	16,354
1,000	Sun Hung Kai Properties Ltd.	10,269
500	Techtronic Industries Co. Ltd.	4,565
		133,936
	India - 0.5%
587	Axis Bank Ltd. GDR(2)	34,163
312	Dr Reddy's Laboratories Ltd. ADR	20,321
1,638	GAIL India Ltd. GDR(2)	14,333
167	HDFC Bank Ltd. ADR	9,444
2,154	ICICI Bank Ltd. ADR	47,797
1,423	Infosys Ltd. ADR	23,366
702	Larsen & Toubro Ltd. GDR(2)	24,710
1,411	Mahindra & Mahindra Ltd. GDR(2)	24,975
543	Reliance Industries Ltd. GDR(1)	29,648
2,028	Wipro Ltd. ADR	9,227
		237,984
	Indonesia - 0.1%
50,900	Bank Central Asia Tbk. PT	28,042
22,200	Indofood Sukses Makmur Tbk. PT	9,294
		37,336
	Italy - 0.2%
3,802	Enel SpA	24,133
1,124	Eni SpA	18,375
28	Ferrari NV	8,476
1,746	FinecoBank Banca Fineco SpA	20,597
9,542	Intesa Sanpaolo SpA	24,864
		96,445
	Japan - 1.8%
1,300	Astellas Pharma, Inc.	16,445
700	Daiichi Sankyo Co. Ltd.	18,049
200	Daikin Industries Ltd.	28,836
800	FANUC Corp.	19,853
100	Fast Retailing Co. Ltd.	22,140
1,000	Hankyu Hanshin Holdings, Inc.	31,464
400	Hitachi Ltd.	25,355
Shares or Principal Amount		Market Value†
COMMON STOCKS - 42.6% - (continued)
	Japan - 1.8% - (continued)
2,500	Honda Motor Co. Ltd.	$ 25,622
100	Hoya Corp.	9,627
700	ITOCHU Corp.	25,215
600	Kao Corp.	21,890
500	KDDI Corp.	14,957
100	Keyence Corp.	38,712
1,500	Kirin Holdings Co. Ltd.	21,080
100	Lasertec Corp.	16,518
600	Mitsubishi Corp.	27,969
3,600	Mitsubishi HC Capital, Inc.	23,732
4,400	Mitsubishi UFJ Financial Group, Inc.	36,912
800	Mitsui & Co. Ltd.	29,075
1,100	Murata Manufacturing Co. Ltd.	18,842
300	Nidec Corp.	11,004
500	Nintendo Co. Ltd.	20,657
16,500	Nippon Telegraph & Telephone Corp.	19,417
23	Nomura Real Estate Master Fund, Inc. REIT	25,379
1,200	ORIX Corp.	21,824
600	Otsuka Holdings Co. Ltd.	20,187
800	Recruit Holdings Co. Ltd.	22,938
600	Seven & i Holdings Co. Ltd.	21,983
100	Shimano, Inc.	14,391
900	Shin-Etsu Chemical Co. Ltd.	26,913
500	SoftBank Group Corp.	20,477
500	Sony Group Corp.	41,569
700	Sumitomo Mitsui Financial Group, Inc.	33,746
1,000	Takeda Pharmaceutical Co. Ltd.	27,145
100	Terumo Corp.	2,736
1,000	Tokio Marine Holdings, Inc.	22,372
100	Tokyo Electron Ltd.	13,214
3,100	Toyota Motor Corp.	54,231
		892,476
	Malaysia - 0.1%
3,300	Hong Leong Bank Bhd.	13,437
400	Nestle Malaysia Bhd.	10,394
12,000	Public Bank Bhd.	10,481
7,300	RHB Bank Bhd.	8,550
		42,862
	Mexico - 0.1%
15,788	America Movil SAB de CV	13,057
5,099	Grupo Mexico SAB de CV	21,175
4,965	Wal-Mart de Mexico SAB de CV	17,790
		52,022
	Netherlands - 0.4%
135	ASML Holding NV	81,151
1,951	ING Groep NV	25,013
680	Prosus NV	19,017
2,811	Shell PLC	91,031
		216,212
	Norway - 0.0%
503	Equinor ASA	16,862
199	Mowi ASA	3,234
245	TOMRA Systems ASA	1,942
		22,038
	Philippines - 0.0%
1,220	SM Investments Corp.	17,243
	Singapore - 0.2%
800	DBS Group Holdings Ltd.	19,219
1,040	Keppel REIT	604
5,200	Keppel Corp. Ltd.	23,604
93,500	Seatrium Ltd.*	7,657

The accompanying notes are an integral part of these financial statements.
56

Hartford Schroders Diversified Growth Fund (Consolidated)
Schedule of Investments – (continued)
October 31, 2023

Shares or Principal Amount		Market Value†
COMMON STOCKS - 42.6% - (continued)
	Singapore - 0.2% - (continued)
441	STMicroelectronics NV	$ 16,811
2,300	UOL Group Ltd.	9,906
		77,801
	South Africa - 0.1%
1,121	Anglo American PLC	28,562
6,177	FirstRand Ltd.	20,364
2,867	Remgro Ltd.	22,164
		71,090
	South Korea - 0.4%
697	KB Financial Group, Inc. ADR	26,598
149	POSCO Holdings, Inc. ADR	11,400
110	Samsung Electronics Co. Ltd. GDR(2)	137,060
837	Shinhan Financial Group Co. Ltd. ADR	21,335
		196,393
	Spain - 0.2%
3,412	Banco Bilbao Vizcaya Argentaria SA	26,843
8,319	Banco Santander SA	30,597
2,158	Iberdrola SA	24,001
		81,441
	Sweden - 0.2%
2,624	Atlas Copco AB Class A	33,978
2,494	Investor AB Class B	45,783
		79,761
	Switzerland - 0.6%
950	ABB Ltd.	31,918
406	Alcon, Inc.	29,060
219	Baloise Holding AG	31,445
167	Cie Financiere Richemont SA Class A	19,702
60	Geberit AG	27,937
4	Givaudan SA	13,314
34	Lonza Group AG	11,907
528	Novartis AG	49,431
16	Partners Group Holding AG	16,942
123	Sika AG	29,435
23	Sonova Holding AG	5,451
1,337	UBS Group AG	31,414
36	Zurich Insurance Group AG	17,100
		315,056
	Taiwan - 0.5%
1,149	Chunghwa Telecom Co. Ltd. ADR	40,939
4,167	Hon Hai Precision Industry Co. Ltd. GDR(2)	24,586
1,866	Taiwan Semiconductor Manufacturing Co. Ltd. ADR	161,054
3,600	United Microelectronics Corp. ADR	25,632
		252,211
	Thailand - 0.0%
10,400	Airports of Thailand PCL NVDR*	19,309
	United Kingdom - 0.9%
407	AstraZeneca PLC	50,958
1,362	BAE Systems PLC	18,314
12,138	Barclays PLC	19,482
5,373	BP PLC	32,808
3,000	CK Hutchison Holdings Ltd.	15,187
947	Compass Group PLC	23,875
1,445	Diageo PLC	54,644
5,729	HSBC Holdings PLC	41,366
43,265	Lloyds Banking Group PLC	21,057
128	London Stock Exchange Group PLC	12,915
1,358	National Grid PLC	16,191
35	Next PLC	2,934
Shares or Principal Amount		Market Value†
COMMON STOCKS - 42.6% - (continued)
	United Kingdom - 0.9% - (continued)
214	Reckitt Benckiser Group PLC	$ 14,318
1,058	RELX PLC	36,954
795	Severn Trent PLC	25,664
731	Unilever PLC	34,621
10,213	Vodafone Group PLC	9,401
		430,689
	United States - 31.2%
208	3M Co.	18,918
629	Abbott Laboratories	59,472
460	AbbVie, Inc.	64,943
339	Accenture PLC Class A	100,714
282	Adobe, Inc.*	150,041
918	Advanced Micro Devices, Inc.*	90,423
279	Aflac, Inc.	21,793
143	Agilent Technologies, Inc.	14,782
180	Air Products & Chemicals, Inc.	50,839
150	Airbnb, Inc. Class A*	17,744
3,911	Alphabet, Inc. Class A*	485,277
1,289	Alphabet, Inc. Class C*	161,512
3,973	Amazon.com, Inc.*	528,767
1,090	Amcor PLC	9,690
159	American Electric Power Co., Inc.	12,011
482	American Express Co.	70,386
430	American International Group, Inc.	26,363
284	American Tower Corp. REIT	50,606
209	American Water Works Co., Inc.	24,589
56	Ameriprise Financial, Inc.	17,616
384	AMETEK, Inc.	54,056
150	Amgen, Inc.	38,355
809	Amphenol Corp. Class A	65,165
137	Analog Devices, Inc.	21,554
71	ANSYS, Inc.*	19,756
59	Aon PLC Class A	18,255
5,294	Apple, Inc.	904,056
237	Applied Materials, Inc.	31,367
243	Aptiv PLC*	21,190
267	Archer-Daniels-Midland Co.	19,109
328	Arista Networks, Inc.*	65,721
118	ARM Holdings PLC ADR*	5,816
111	Arthur J Gallagher & Co.	26,139
1,808	AT&T, Inc.	27,843
233	Atmos Energy Corp.	25,085
95	Autodesk, Inc.*	18,775
140	Automatic Data Processing, Inc.	30,551
8	AutoZone, Inc.*	19,817
719	Ball Corp.	34,620
1,677	Bank of America Corp.	44,172
95	Becton Dickinson & Co.	24,014
303	Berkshire Hathaway, Inc. Class B*	103,423
30	Biogen, Inc.*	7,126
57	Bio-Rad Laboratories, Inc. Class A*	15,691
85	BlackRock, Inc.	52,044
234	Blackstone, Inc.	21,610
297	Block, Inc.*	11,954
199	Boeing Co.*	37,177
40	Booking Holdings, Inc.*	111,582
1,557	Boston Scientific Corp.*	79,703
592	Bristol-Myers Squibb Co.	30,506
126	Broadcom, Inc.	106,013
243	Cadence Design Systems, Inc.*	58,284
199	Capital One Financial Corp.	20,157
412	Carrier Global Corp.	19,636
225	Caterpillar, Inc.	50,861

The accompanying notes are an integral part of these financial statements.
57

Hartford Schroders Diversified Growth Fund (Consolidated)
Schedule of Investments – (continued)
October 31, 2023

Shares or Principal Amount		Market Value†
COMMON STOCKS - 42.6% - (continued)
	United States - 31.2% - (continued)
217	CBRE Group, Inc. Class A*	$ 15,047
115	Celsius Holdings, Inc.*	17,490
309	Centene Corp.*	21,315
574	CenterPoint Energy, Inc.	15,429
1,002	Charles Schwab Corp.	52,144
77	Charter Communications, Inc. Class A*	31,016
110	Cheniere Energy, Inc.	18,306
439	Chevron Corp.	63,975
11	Chipotle Mexican Grill, Inc.*	21,364
294	Chubb Ltd.	63,098
241	Cigna Group	74,517
41	Cintas Corp.	20,792
1,067	Cisco Systems, Inc.	55,623
543	Citigroup, Inc.	21,443
95	CME Group, Inc.	20,279
1,115	Coca-Cola Co.	62,986
373	Cognizant Technology Solutions Corp. Class A	24,047
256	Colgate-Palmolive Co.	19,231
2,062	Comcast Corp. Class A	85,140
1,175	ConocoPhillips	139,590
170	Consolidated Edison, Inc.	14,924
107	Constellation Energy Corp.	12,082
808	Copart, Inc.*	35,164
862	Corteva, Inc.	41,497
211	CoStar Group, Inc.*	15,490
206	Costco Wholesale Corp.	113,803
1,822	Coterra Energy, Inc.	50,105
354	Crowdstrike Holdings, Inc. Class A*	62,577
202	Crown Castle, Inc. REIT	18,782
244	CSL Ltd.	36,061
655	CSX Corp.	19,552
412	CVS Health Corp.	28,432
317	Danaher Corp.	60,870
169	Darden Restaurants, Inc.	24,595
6	Deckers Outdoor Corp.*	3,582
156	Deere & Co.	56,996
292	Devon Energy Corp.	13,598
177	Dexcom, Inc.*	15,723
134	Discover Financial Services	10,999
84	Dollar Tree, Inc.*	9,332
214	Dominion Energy, Inc.	8,628
377	Dow, Inc.	18,224
227	DR Horton, Inc.	23,699
169	Duke Energy Corp.	15,022
221	DuPont de Nemours, Inc.	16,106
128	Eaton Corp. PLC	26,612
307	eBay, Inc.	12,044
332	Ecolab, Inc.	55,690
214	Edwards Lifesciences Corp.*	13,636
132	Elevance Health, Inc.	59,412
494	Eli Lilly & Co.	273,641
796	Emerson Electric Co.	70,820
735	Endeavor Group Holdings, Inc. Class A	16,729
367	EOG Resources, Inc.	46,334
41	Equinix, Inc. REIT	29,915
88	Essex Property Trust, Inc. REIT	18,825
114	Estee Lauder Cos., Inc. Class A	14,691
313	Evergy, Inc.	15,381
304	Exelon Corp.	11,838
482	Experian PLC	14,623
937	Exxon Mobil Corp.	99,181
29	Fair Isaac Corp.*	24,530
145	FedEx Corp.	34,815
305	Fidelity National Information Services, Inc.	14,979
Shares or Principal Amount		Market Value†
COMMON STOCKS - 42.6% - (continued)
	United States - 31.2% - (continued)
234	First Solar, Inc.*	$ 33,333
208	Fiserv, Inc.*	23,660
62	FleetCor Technologies, Inc.*	13,961
885	Fluence Energy, Inc.*	15,328
1,640	Ford Motor Co.	15,990
316	Fortinet, Inc.*	18,066
1,869	Freeport-McMoRan, Inc.	63,135
97	Gartner, Inc.*	32,208
113	GE HealthCare Technologies, Inc.	7,522
73	General Dynamics Corp.	17,616
645	General Electric Co.	70,066
280	General Mills, Inc.	18,267
808	General Motors Co.	22,786
354	Gilead Sciences, Inc.	27,803
112	Global Payments, Inc.	11,897
85	Goldman Sachs Group, Inc.	25,807
1,256	GSK PLC	22,390
415	Halliburton Co.	16,326
210	HCA Healthcare, Inc.	47,489
92	Hershey Co.	17,236
845	Hewlett Packard Enterprise Co.	12,996
149	Hilton Worldwide Holdings, Inc.	22,578
397	Home Depot, Inc.	113,022
176	Honeywell International, Inc.	32,254
614	HP, Inc.	16,167
23	Hubbell, Inc.	6,212
43	Humana, Inc.	22,519
128	IDEXX Laboratories, Inc.*	51,132
80	Illinois Tool Works, Inc.	17,930
91	Illumina, Inc.*	9,957
2,942	Intel Corp.	107,383
191	Intercontinental Exchange, Inc.	20,521
233	International Business Machines Corp.	33,701
165	International Flavors & Fragrances, Inc.	11,278
632	Interpublic Group of Cos., Inc.	17,949
147	Intuit, Inc.	72,758
141	Intuitive Surgical, Inc.*	36,973
775	Invitation Homes, Inc. REIT	23,010
91	IQVIA Holdings, Inc.*	16,456
541	Johnson & Johnson	80,252
538	Johnson Controls International PLC	26,373
1,540	JP Morgan Chase & Co.	214,152
135	Keysight Technologies, Inc.*	16,477
118	Kimberly-Clark Corp.	14,118
636	Kinder Morgan, Inc.	10,303
438	KKR & Co., Inc.	24,265
46	KLA Corp.	21,606
663	Kroger Co.	30,080
74	L3Harris Technologies, Inc.	13,276
96	Lam Research Corp.	56,469
842	Las Vegas Sands Corp.	39,961
205	Lennar Corp. Class A	21,869
187	Liberty Broadband Corp. Class C*	15,579
662	Liberty Media Corp.-Liberty Formula One Class C*	42,825
139	Linde PLC	53,120
191	Live Nation Entertainment, Inc.*	15,284
176	Lowe's Cos., Inc.	33,540
164	Lululemon Athletica, Inc.*	64,531
190	LyondellBasell Industries NV Class A	17,146
151	Marathon Petroleum Corp.	22,839
114	Marriott International, Inc. Class A	21,496
334	Marsh & McLennan Cos., Inc.	63,343
55	Martin Marietta Materials, Inc.	22,492
338	Marvell Technology, Inc.	15,960

The accompanying notes are an integral part of these financial statements.
58

Hartford Schroders Diversified Growth Fund (Consolidated)
Schedule of Investments – (continued)
October 31, 2023

Shares or Principal Amount		Market Value†
COMMON STOCKS - 42.6% - (continued)
	United States - 31.2% - (continued)
353	Mastercard, Inc. Class A	$ 132,852
278	McDonald's Corp.	72,883
65	McKesson Corp.	29,598
336	Medtronic PLC	23,708
1,597	Merck & Co., Inc.	164,012
908	Meta Platforms, Inc. Class A*	273,553
195	MetLife, Inc.	11,702
194	Microchip Technology, Inc.	13,830
646	Micron Technology, Inc.	43,198
3,107	Microsoft Corp.	1,050,508
120	Moderna, Inc.*	9,115
1,047	Mondelez International, Inc. Class A	69,322
365	Monster Beverage Corp.*	18,652
207	Moody's Corp.	63,756
1,036	Morgan Stanley	73,370
269	Motorola Solutions, Inc.	74,906
106	MSCI, Inc.	49,984
649	Nestle SA	69,987
369	Netflix, Inc.*	151,914
1,199	News Corp. Class A	24,795
804	NextEra Energy, Inc.	46,873
95	NEXTracker, Inc. Class A*	3,302
643	NIKE, Inc. Class B	66,081
88	Norfolk Southern Corp.	16,790
43	Northrop Grumman Corp.	20,271
110	Nucor Corp.	16,257
1,023	NVIDIA Corp.	417,179
7	NVR, Inc.*	37,888
246	Occidental Petroleum Corp.	15,205
327	ONEOK, Inc.	21,320
807	Oracle Corp.	83,444
61	O'Reilly Automotive, Inc.*	56,757
619	Otis Worldwide Corp.	47,793
220	PACCAR, Inc.	18,157
752	Palantir Technologies, Inc. Class A*	11,130
152	Palo Alto Networks, Inc.*	36,939
217	Parker-Hannifin Corp.	80,053
129	Paychex, Inc.	14,325
281	PayPal Holdings, Inc.*	14,556
863	PepsiCo, Inc.	140,911
1,424	Pfizer, Inc.	43,517
145	Phillips 66	16,540
70	Pioneer Natural Resources Co.	16,730
146	PNC Financial Services Group, Inc.	16,713
118	PPG Industries, Inc.	14,487
873	Procter & Gamble Co.	130,976
186	Progressive Corp.	29,405
274	Prologis, Inc. REIT	27,606
135	Prudential Financial, Inc.	12,344
234	Public Service Enterprise Group, Inc.	14,426
71	Public Storage REIT	16,948
277	QUALCOMM, Inc.	30,190
31	Regeneron Pharmaceuticals, Inc.*	24,177
80	ResMed, Inc.	11,298
175	Roche Holding AG	45,099
54	Roper Technologies, Inc.	26,383
166	Ross Stores, Inc.	19,251
116	S&P Global, Inc.	40,520
498	Salesforce, Inc.*	100,013
301	Sanofi SA	27,333
63	SBA Communications Corp. REIT	13,144
1,336	Schlumberger NV	74,362
341	Schneider Electric SE	52,465
74	Seagen, Inc.*	15,748
Shares or Principal Amount		Market Value†
COMMON STOCKS - 42.6% - (continued)
	United States - 31.2% - (continued)
587	SEI Investments Co.	$ 31,498
216	Sempra	15,126
121	Sensata Technologies Holding PLC	3,857
90	ServiceNow, Inc.*	52,366
241	Sherwin-Williams Co.	57,409
302	Simon Property Group, Inc. REIT	33,187
201	Snowflake, Inc. Class A*	29,171
246	Southern Co.	16,556
39	Spotify Technology SA*	6,426
376	Starbucks Corp.	34,682
249	Steel Dynamics, Inc.	26,521
1,245	Stellantis NV	23,260
174	Stryker Corp.	47,018
78	Synopsys, Inc.*	36,616
397	Sysco Corp.	26,397
163	T Rowe Price Group, Inc.	14,752
317	Take-Two Interactive Software, Inc.*	42,399
327	Targa Resources Corp.	27,340
145	Target Corp.	16,065
206	TE Connectivity Ltd.	24,277
57	Teledyne Technologies, Inc.*	21,352
1,109	Tesla, Inc.*	222,732
422	Texas Instruments, Inc.	59,928
205	Thermo Fisher Scientific, Inc.	91,178
876	TJX Cos., Inc.	77,149
170	T-Mobile U.S., Inc.*	24,456
185	Trade Desk, Inc. Class A*	13,128
262	Trane Technologies PLC	49,861
24	TransDigm Group, Inc.*	19,874
433	Trimble, Inc.*	20,407
1,426	U.S. Bancorp	45,461
605	Uber Technologies, Inc.*	26,184
380	Union Pacific Corp.	78,892
186	United Parcel Service, Inc. Class B	26,273
395	UnitedHealth Group, Inc.	211,546
122	Valero Energy Corp.	15,494
79	Veeva Systems, Inc. Class A*	15,224
542	Ventas, Inc. REIT	23,013
88	VeriSign, Inc.*	17,570
37	Verisk Analytics, Inc.	8,412
1,086	Verizon Communications, Inc.	38,151
141	Vertex Pharmaceuticals, Inc.*	51,058
956	Visa, Inc. Class A	224,756
106	Vulcan Materials Co.	20,828
362	Walmart, Inc.	59,154
564	Walt Disney Co.*	46,017
1,246	Warner Bros Discovery, Inc.*	12,385
122	Waste Connections, Inc.	15,799
106	Waste Management, Inc.	17,419
174	WEC Energy Group, Inc.	14,162
899	Wells Fargo & Co.	35,753
488	Williams Cos., Inc.	16,787
109	Workday, Inc. Class A*	23,076
189	Xcel Energy, Inc.	11,202
120	Yum! Brands, Inc.	14,503
144	Zoetis, Inc.	22,608
		15,426,344
	Total Common Stocks (cost $21,801,874)	$ 21,107,422
EXCHANGE-TRADED FUNDS - 29.3%
	Other Investment Pools & Funds - 29.3%
16,705	Global X U.S. Infrastructure Development ETF	$ 481,104

The accompanying notes are an integral part of these financial statements.
59

Hartford Schroders Diversified Growth Fund (Consolidated)
Schedule of Investments – (continued)
October 31, 2023

Shares or Principal Amount			Market Value†
EXCHANGE-TRADED FUNDS - 29.3% - (continued)
	Other Investment Pools & Funds - 29.3% - (continued)
39,713	iShares Bloomberg Roll Select Commodity Strategy ETF		$ 2,049,358
49,849	iShares iBoxx $ Investment Grade Corporate Bond ETF(3)		4,943,525
34,507	iShares iBoxx High Yield Corporate Bond ETF(3)		2,504,173
43,978	iShares JP Morgan EM Local Currency Bond ETF		1,514,602
28,193	SPDR Bloomberg High Yield Bond ETF		2,506,922
6,695	SPDR S&P Homebuilders ETF		479,496
	Total Exchange-Traded Funds (cost $14,569,386)		$ 14,479,180
PREFERRED STOCKS - 0.1%
	Brazil - 0.1%
23,840	Itausa SA (Preference Shares)(4)		$ 40,854
	Total Preferred Stocks (cost $41,339)		$ 40,854
	Total Long-Term Investments (cost $37,402,449)		$ 36,608,635
SHORT-TERM INVESTMENTS - 39.2%
	Other Investment Pools & Funds - 3.6%
1,780,669	Morgan Stanley Institutional Liquidity Funds, Treasury Portfolio, Institutional Class, 5.25%(5)		$ 1,780,669
	Securities Lending Collateral - 14.4%
1,127,112	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 5.26%(5)		1,127,112
3,757,040	HSBC U.S. Government Money Market Fund, Institutional Class, 5.29%(5)		3,757,040
1,127,112	Invesco Government & Agency Portfolio, Institutional Class, 5.28%(5)		1,127,112
1,127,112	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 5.26%(5)		1,127,112
			7,138,376
	U.S. Treasury Securities - 21.2%
	U.S. Treasury Bills - 21.2%
$ 2,517,000	4.98%, 11/14/2023(6)		2,512,197
515,500	5.22%, 11/30/2023(6)		513,299
3,500,000	5.25%, 11/30/2023(6)		3,484,975
13,000	5.28%, 12/14/2023(6)		12,918
503,500	5.29%, 12/14/2023(6)		500,309
3,500,000	5.30%, 12/14/2023(6)		3,477,780
			10,501,478
	Total Short-Term Investments (cost $19,420,523)		$ 19,420,523
	Total Investments (cost $56,822,972)	113.2%	$ 56,029,158
	Other Assets and Liabilities	(13.2)%	(6,519,454)
	Total Net Assets	100.0%	$ 49,509,704
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by Hartford Funds Management Company, LLC in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.
The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.
Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.
The Consolidated Schedule of Investments includes investments held by Hartford Schroders Cayman Diversified Growth Fund, Ltd. (the “Subsidiary”), a wholly owned subsidiary of the Fund, which primarily invests in commodity-related instruments. The Fund may invest up to 25% of its total assets in the Subsidiary. As of October 31, 2023, the Fund invested 4.2% of its total assets in the Subsidiary.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

*	Non-income producing.
(1)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At October 31, 2023, the aggregate value of these securities was $91,716, representing 0.2% of net assets.
(2)	Security is exempt from registration under Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2023, the aggregate value of these securities was $259,827, representing 0.5% of net assets.
(3)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.
(4)	Currently no rate available.
(5)	Current yield as of period end.
(6)	The rate shown represents current yield to maturity.

The accompanying notes are an integral part of these financial statements.
60

Hartford Schroders Diversified Growth Fund (Consolidated)
Schedule of Investments – (continued)
October 31, 2023

Futures Contracts Outstanding at October 31, 2023
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long position contracts:
Euro-OAT Future	16	12/07/2023	$ 2,087,251	$ (4,926)
S&P 500 (E-Mini) Future	13	12/15/2023	2,737,962	(49,720)
TOPIX Future	7	12/07/2023	1,040,937	(11,367)
U.S. Treasury 10-Year Ultra Future	31	12/19/2023	3,373,672	(66,710)
XAE Energy Future	11	12/15/2023	985,820	(14,267)
Total				$ (146,990)
Short position contracts:
Eurex 50 Future	29	12/15/2023	$ 1,248,876	$ 19,295
FTSE 100 Index Future	5	12/15/2023	445,340	1,974
Total				$ 21,269
Total futures contracts				$ (125,721)

Foreign Currency Contracts Outstanding at October 31, 2023
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation/ (Depreciation)
220,554,000	JPY	1,476,577	USD	HSBC	11/27/2023	$ (14,898)
236,754	USD	375,000	AUD	BCLY	11/27/2023	(1,349)
457,477	USD	627,000	CAD	BCLY	11/27/2023	5,177
416,784	USD	371,000	CHF	GSC	11/27/2023	7,699
1,365,536	USD	1,290,000	EUR	GSC	11/27/2023	(982)
568,522	USD	469,000	GBP	BCLY	11/27/2023	(1,619)
533,429	USD	4,170,000	HKD	GSC	11/27/2023	204
2,359,102	USD	352,838,000	JPY	GSC	11/27/2023	20,736
Total foreign currency contracts						$ 14,968
† See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.
The accompanying notes are an integral part of these financial statements.
61

Hartford Schroders Diversified Growth Fund (Consolidated)
Schedule of Investments – (continued)
October 31, 2023

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of October 31, 2023 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
U.S. Government Agencies	$ 981,179	$ —	$ 981,179	$ —
Common Stocks
Australia	272,387	—	272,387	—
Belgium	64,499	—	64,499	—
Brazil	88,963	69,003	19,960	—
Canada	486,496	486,496	—	—
China	503,471	62,033	441,438	—
Denmark	162,100	—	162,100	—
Finland	26,267	—	26,267	—
France	477,009	—	477,009	—
Germany	310,609	—	310,609	—
Greece	16,972	—	16,972	—
Hong Kong	133,936	—	133,936	—
India	237,984	237,984	—	—
Indonesia	37,336	—	37,336	—
Italy	96,445	—	96,445	—
Japan	892,476	—	892,476	—
Malaysia	42,862	10,394	32,468	—
Mexico	52,022	52,022	—	—
Netherlands	216,212	19,017	197,195	—
Norway	22,038	—	22,038	—
Philippines	17,243	—	17,243	—
Singapore	77,801	—	77,801	—
South Africa	71,090	22,164	48,926	—
South Korea	196,393	196,393	—	—
Spain	81,441	—	81,441	—
Sweden	79,761	—	79,761	—
Switzerland	315,056	—	315,056	—
Taiwan	252,211	252,211	—	—
Thailand	19,309	—	19,309	—
United Kingdom	430,689	25,664	405,025	—
United States	15,426,344	15,135,126	291,218	—
Exchange-Traded Funds	14,479,180	14,479,180	—	—
Preferred Stocks	40,854	40,854	—	—
Short-Term Investments	19,420,523	8,919,045	10,501,478	—
Foreign Currency Contracts(2)	33,816	—	33,816	—
Futures Contracts(2)	21,269	21,269	—	—
Total	$ 56,084,243	$ 40,028,855	$ 16,055,388	$ —
Liabilities
Foreign Currency Contracts(2)	$ (18,848)	$ —	$ (18,848)	$ —
Futures Contracts(2)	(146,990)	(146,990)	—	—
Total	$ (165,838)	$ (146,990)	$ (18,848)	$ —

(1)	For the period ended October 31, 2023, there were no transfers in and out of Level 3.
(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.
The accompanying notes are an integral part of these financial statements.
62

Hartford Schroders Emerging Markets Equity Fund
Schedule of Investments
October 31, 2023

Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.0%
	Brazil - 8.1%
1,956,096	3R Petroleum Oleo E Gas SA*	$ 12,586,057
1,963,947	Ambev SA	5,009,443
4,274,604	Banco BTG Pactual SA	25,096,103
5,678,373	Embraer SA*	19,811,094
1,366,336	Energisa SA	12,631,511
4,281,820	Equatorial Energia SA	26,837,013
14,119,590	Itau Unibanco Holding SA ADR	74,975,023
2,476,642	Localiza Rent a Car SA	24,988,700
965,835	NU Holdings Ltd. Class A*	7,919,847
3,744,192	Petroleo Brasileiro SA ADR	56,162,880
3,765,345	PRIO SA*	35,623,931
5,554,120	Raia Drogasil SA	28,421,936
3,232,229	Rede D'Or Sao Luiz SA(1)	13,860,424
4,664,308	Vale SA ADR	63,947,663
		407,871,625
	Chile - 0.8%
936,585	Antofagasta PLC	15,314,589
135,122,231	Banco de Chile	13,879,195
772,442	Banco Santander Chile ADR	13,440,491
		42,634,275
	China - 29.0%
17,405,796	Alibaba Group Holding Ltd.*	179,193,938
1,194,104	Baidu, Inc. Class A*	15,677,154
1,268,000	BYD Co. Ltd. Class H	38,560,013
7,990,168	Centre Testing International Group Co. Ltd. Class A	16,532,039
12,744,000	China Mengniu Dairy Co. Ltd.	41,610,902
10,774,000	China Merchants Bank Co. Ltd. Class H	40,868,919
17,188,000	China Pacific Insurance Group Co. Ltd. Class H	42,340,370
43,662,000	China Petroleum & Chemical Corp. Class H	22,330,394
3,630,000	China Resources Beer Holdings Co. Ltd.	19,208,748
6,062,000	China Resources Land Ltd.	22,690,709
1,450,202	Contemporary Amperex Technology Co. Ltd. Class A	36,823,243
1,276,469	H World Group Ltd. ADR*	48,071,822
5,084,000	Innovent Biologics, Inc.*(1)	29,960,817
211,446	Kweichow Moutai Co. Ltd. Class A	48,696,788
19,836,000	Lenovo Group Ltd.	23,083,773
1,944,350	Meituan Class B*(1)	27,561,169
7,932,345	Midea Group Co. Ltd. Class A	57,382,836
12,429,842	NARI Technology Co. Ltd. Class A	38,377,430
2,906,400	NetEase, Inc.	62,201,461
252,112	PDD Holdings, Inc. ADR*	25,569,199
23,312,000	PICC Property & Casualty Co. Ltd. Class H	26,621,257
17,359,959	Sany Heavy Industry Co. Ltd. Class A	34,324,663
16,401,508	Satellite Chemical Co. Ltd. Class A*	36,452,039
5,080,350	Shenzhen Inovance Technology Co. Ltd. Class A	41,994,187
5,860,600	Shenzhou International Group Holdings Ltd.	57,565,567
3,482,334	Sieyuan Electric Co. Ltd. Class A	23,469,907
6,380,400	Tencent Holdings Ltd.	236,130,502
644,071	Trip.com Group Ltd. ADR*	21,898,414
7,069,000	Wuxi Biologics Cayman, Inc.*(1)	43,953,191
462,635	Yum China Holdings, Inc.	24,316,096
569,368	Yum China Holdings, Inc.(2)	29,836,050
5,954,000	Zhejiang Weixing New Building Materials Co. Ltd. Class A	13,420,097
1,319,611	ZTO Express Cayman, Inc. ADR	31,103,231
		1,457,826,925
	Greece - 1.1%
14,441,386	Eurobank Ergasias Services & Holdings SA Class A*	23,604,787
3,676,238	National Bank of Greece SA*	21,055,105
4,561,631	Piraeus Financial Holdings SA*	13,521,332
		58,181,224
Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.0% - (continued)
	Hong Kong - 1.5%
8,692,000	AIA Group Ltd.	$ 75,479,614
	Hungary - 0.8%
670,316	OTP Bank Nyrt	24,949,160
569,844	Richter Gedeon Nyrt	13,361,269
		38,310,429
	India - 10.7%
7,086,063	Axis Bank Ltd.	83,614,173
5,104,639	Bharti Airtel Ltd.	56,062,246
5,391,256	HDFC Bank Ltd.	95,665,303
429,563	Hindustan Unilever Ltd.	12,819,614
9,600,259	ICICI Bank Ltd.	105,620,143
2,409,880	Mahindra & Mahindra Ltd.	42,233,807
2,082,797	Reliance Industries Ltd.	57,272,289
2,031,597	Tata Consultancy Services Ltd.	82,246,336
		535,533,911
	Indonesia - 1.9%
57,069,000	Bank Central Asia Tbk. PT	31,440,488
64,564,000	Bank Negara Indonesia Persero Tbk. PT	19,484,549
99,415,720	Bank Rakyat Indonesia Persero Tbk. PT	31,085,695
52,667,300	Telkom Indonesia Persero Tbk. PT	11,545,500
		93,556,232
	Mexico - 2.4%
943,842	America Movil SAB de CV ADR	15,667,777
1,020,538	Cemex SAB de CV ADR*	6,092,612
440,752	Fomento Economico Mexicano SAB de CV ADR	49,985,684
3,559,975	Grupo Financiero Banorte SAB de CV Class O	28,838,779
5,611,805	Wal-Mart de Mexico SAB de CV	20,107,749
		120,692,601
	Peru - 0.8%
316,633	Credicorp Ltd.	39,566,460
	Poland - 1.5%
942,602	Bank Polska Kasa Opieki SA	28,643,013
1,764,268	Powszechna Kasa Oszczednosci Bank Polski SA*	18,275,634
2,597,881	Powszechny Zaklad Ubezpieczen SA	29,397,300
		76,315,947
	Russia - 0.0%
390,765	LUKOIL PJSC*(3)	—
339,057	Magnit PJSC*(3)	—
67,747	Polyus PJSC*(3)	—
5,358,303	Rosneft Oil Co. PJSC*(3)	—
		—
	Saudi Arabia - 1.3%
402,061	SABIC Agri-Nutrients Co.	14,339,418
2,587,048	Saudi Arabian Oil Co.(1)	22,963,189
2,915,873	Saudi National Bank	26,076,218
		63,378,825
	South Africa - 6.7%
3,410,995	Absa Group Ltd.	31,124,079
2,629,903	Aspen Pharmacare Holdings Ltd.	23,888,197
3,250,624	AVI Ltd.	12,154,105
388,574	Capitec Bank Holdings Ltd.	34,526,607
19,049,767	FirstRand Ltd.	62,801,269
3,196,547	Foschini Group Ltd.	17,291,136
2,948,434	Gold Fields Ltd.	38,895,566
3,273,596	Impala Platinum Holdings Ltd.	13,636,460
406,449	Naspers Ltd. Class N*	63,447,043
2,950,864	Shoprite Holdings Ltd.	37,813,808
		335,578,270
	South Korea - 11.2%
728,551	KB Financial Group, Inc.	27,771,079
220,984	Kia Corp.	12,625,131

The accompanying notes are an integral part of these financial statements.
63

Hartford Schroders Emerging Markets Equity Fund
Schedule of Investments – (continued)
October 31, 2023

Shares or Principal Amount			Market Value†
COMMON STOCKS - 95.0% - (continued)
	South Korea - 11.2% - (continued)
34,061	Korea Zinc Co. Ltd.		$ 11,836,824
4,119	LG H&H Co. Ltd.		965,675
180,161	NAVER Corp.		25,187,072
253,097	Samsung Electro-Mechanics Co. Ltd.		23,401,615
5,840,652	Samsung Electronics Co. Ltd.		290,717,741
121,867	Samsung Fire & Marine Insurance Co. Ltd.		23,303,704
136,182	Samsung SDI Co. Ltd.		43,119,938
1,178,170	SK Hynix, Inc.		102,314,755
			561,243,534
	Taiwan - 16.2%
2,718,000	Accton Technology Corp.		42,113,396
11,384,036	ASE Technology Holding Co. Ltd.		39,855,271
22,571,264	Cathay Financial Holding Co. Ltd.		30,630,319
3,340,280	Chailease Holding Co. Ltd.		18,119,512
3,076,000	Chunghwa Telecom Co. Ltd.		11,001,440
45,783,000	CTBC Financial Holding Co. Ltd.		34,479,316
23,157,000	Hon Hai Precision Industry Co. Ltd.		69,117,013
2,688,000	MediaTek, Inc.		70,155,059
29,048,139	Taiwan Semiconductor Manufacturing Co. Ltd.		474,428,904
10,355,000	Uni-President Enterprises Corp.		21,724,249
			811,624,479
	United Arab Emirates - 0.6%
16,366,060	Emaar Properties PJSC		29,815,419
	United States - 0.4%
125,465	Globant SA*		21,365,435
	Total Common Stocks (cost $4,253,814,828)		$ 4,768,975,205
PREFERRED STOCKS - 1.4%
	Brazil - 1.4%
14,975,574	Banco Bradesco SA (Preference Shares)(4)		$ 41,554,674
6,809,636	Gerdau SA (Preference Shares)(4)		29,403,635
	Total Preferred Stocks (cost $76,503,211)		$ 70,958,309
	Total Long-Term Investments (cost $4,330,318,039)		$ 4,839,933,514
SHORT-TERM INVESTMENTS - 3.8%
	Other Investment Pools & Funds - 3.8%
193,093,999	Morgan Stanley Institutional Liquidity Funds, Treasury Portfolio, Institutional Class, 5.25%(5)		$ 193,093,999
	Total Short-Term Investments (cost $193,093,999)		$ 193,093,999
	Total Investments (cost $4,523,412,038)	100.2%	$ 5,033,027,513
	Other Assets and Liabilities	(0.2)%	(10,575,813)
	Total Net Assets	100.0%	$ 5,022,451,700
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by Hartford Funds Management Company, LLC in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.
Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

*	Non-income producing.
(1)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At October 31, 2023, the aggregate value of these securities was $138,298,790, representing 2.8% of net assets.
(2)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.
(3)	Investment valued using significant unobservable inputs.
(4)	Currently no rate available.
(5)	Current yield as of period end.
†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.
64

Hartford Schroders Emerging Markets Equity Fund
Schedule of Investments – (continued)
October 31, 2023

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of October 31, 2023 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Brazil	$ 407,871,625	$ 407,871,625	$ —	$ —
Chile	42,634,275	13,440,491	29,193,784	—
China	1,457,826,925	150,958,762	1,306,868,163	—
Greece	58,181,224	—	58,181,224	—
Hong Kong	75,479,614	—	75,479,614	—
Hungary	38,310,429	13,361,269	24,949,160	—
India	535,533,911	—	535,533,911	—
Indonesia	93,556,232	—	93,556,232	—
Mexico	120,692,601	120,692,601	—	—
Peru	39,566,460	39,566,460	—	—
Poland	76,315,947	—	76,315,947	—
Russia	—	—	—	—
Saudi Arabia	63,378,825	63,378,825	—	—
South Africa	335,578,270	125,149,048	210,429,222	—
South Korea	561,243,534	—	561,243,534	—
Taiwan	811,624,479	—	811,624,479	—
United Arab Emirates	29,815,419	—	29,815,419	—
United States	21,365,435	21,365,435	—	—
Preferred Stocks	70,958,309	70,958,309	—	—
Short-Term Investments	193,093,999	193,093,999	—	—
Total	$ 5,033,027,513	$ 1,219,836,824	$ 3,813,190,689	$ —

(1)	For the year ended October 31, 2023, there were no transfers in and out of Level 3.
Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2023 is not presented.
The accompanying notes are an integral part of these financial statements.
65

Hartford Schroders Emerging Markets Multi-Sector Bond Fund
Schedule of Investments
October 31, 2023

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 41.7%
	Brazil - 5.8%
$ 200,000	Aegea Finance SARL 9.00%, 01/20/2031(1)(2)	$ 199,500
250,000	Banco do Brasil SA 9.00%, 06/18/2024, (9.00% fixed rate until 06/18/2024; 10 yr. USD CMT + 6.36% thereafter)(1)(3)(4)	253,056
200,000	Braskem Netherlands Finance BV 8.50%, 01/12/2031(1)	187,440
200,000	CSN Inova Ventures 6.75%, 01/28/2028(1)	182,242
176,852	Guara Norte SARL 5.20%, 06/15/2034(1)	150,016
193,250	MC Brazil Downstream Trading SARL 7.25%, 06/30/2031(1)	137,498
200,000	Sitios Latinoamerica SAB de CV 5.38%, 04/04/2032(1)	168,382
		1,278,134
	Burkina Faso - 0.8%
200,000	Endeavour Mining PLC 5.00%, 10/14/2026(1)	175,856
	Chile - 3.1%
200,000	Celulosa Arauco y Constitucion SA 5.15%, 01/29/2050(1)	139,064
192,256	Empresa Electrica Cochrane SpA 5.50%, 05/14/2027(1)(2)	177,837
400,000	Empresa Nacional del Petroleo 3.75%, 08/05/2026(1)	369,206
		686,107
	China - 1.5%
230,000	Alibaba Group Holding Ltd. 4.20%, 12/06/2047	155,521
200,000	BOC Aviation USA Corp. 4.88%, 05/03/2033(1)(2)	179,567
		335,088
	Colombia - 3.6%
220,833	AI Candelaria Spain SA 7.50%, 12/15/2028(1)	198,382
200,000	Bancolombia SA 6.91%, 10/18/2027, 5 yr. USD CMT + 2.93%(3)	184,103
	Ecopetrol SA
49,000	8.63%, 01/19/2029	48,852
212,000	8.88%, 01/13/2033	203,536
200,000	Empresas Publicas de Medellin ESP 4.38%, 02/15/2031(1)	148,143
		783,016
	Ghana - 0.8%
200,000	Kosmos Energy Ltd. 7.75%, 05/01/2027(1)	179,703
	Hong Kong - 1.1%
250,000	Bank of East Asia Ltd. 6.75%, 03/15/2027, (6.75% fixed rate until 03/15/2026; 1 yr. USD CMT + 2.10% thereafter)(3)(5)	246,630
	India - 0.9%
200,000	Diamond II Ltd. 7.95%, 07/28/2026(1)(2)	194,269
	Kazakhstan - 0.7%
200,000	KazMunayGas National Co. JSC 6.38%, 10/24/2048(1)	156,400
	Kuwait - 0.9%
200,000	MEGlobal Canada ULC 5.88%, 05/18/2030(1)	194,750
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 41.7% - (continued)
	Macau - 1.6%
	Sands China Ltd.
$ 200,000	4.88%, 06/18/2030(6)	$ 167,787
200,000	5.65%, 08/08/2028(6)	184,961
		352,748
	Mexico - 9.4%
200,000	Banco Mercantil del Norte SA 7.63%, 01/10/2028, (7.63% fixed rate until 01/10/2028; 10 yr. USD CMT + 5.35% thereafter)(1)(3)(4)	181,250
200,000	BBVA Bancomer SA 8.45%, 06/29/2038, 5 yr. USD CMT + 4.66%(1)(3)	190,672
200,000	Cemex SAB de CV 9.13%, 03/14/2028, (9.13% fixed rate until 03/14/2028; 5 yr. USD CMT + 4.91% thereafter)(1)(3)(4)	205,010
200,000	Mexico City Airport Trust 5.50%, 07/31/2047(1)	143,379
	Petroleos Mexicanos
660,000	5.95%, 01/28/2031	472,230
30,000	6.50%, 03/13/2027	26,465
90,000	6.63%, 06/15/2035	59,626
426,000	6.70%, 02/16/2032	315,951
182,000	10.00%, 02/07/2033	161,656
191,933	Tierra Mojada Luxembourg II SARL 5.75%, 12/01/2040(1)	153,437
200,000	Trust Fibra Uno 6.39%, 01/15/2050(1)	139,822
		2,049,498
	Netherlands - 1.5%
200,000	Braskem Netherlands Finance BV 8.50%, 01/23/2081, (8.50% fixed rate until 10/24/2025; 5 yr. USD CMT + 8.220% thereafter)(1)(3)	195,240
200,000	VEON Holdings BV 3.38%, 11/25/2027(1)	142,000
		337,240
	Peru - 2.2%
87,000	Banco BBVA Peru SA 5.25%, 09/22/2029, (5.25% fixed rate until 09/22/2024; 5 yr. USD CMT + 2.75% thereafter)(1)(3)	84,326
150,000	Banco Internacional del Peru SAA Interbank 4.00%, 07/08/2030, (4.00% fixed rate until 07/08/2025; 1 yr. USD CMT + 3.71% thereafter)(1)(3)	138,750
400,000	Petroleos del Peru SA 4.75%, 06/19/2032(1)	266,709
		489,785
	Russia - 0.0%
200,000	Vnesheconombank Via VEB Finance PLC 6.80%, 11/22/2025(1)(7)(8)	—
	Saudi Arabia - 0.9%
200,000	Gaci First Investment Co. 5.25%, 10/13/2032(5)	189,750
	South Africa - 0.7%
200,000	Sasol Financing USA LLC 5.50%, 03/18/2031	153,141
	South Korea - 1.8%
200,000	POSCO 5.75%, 01/17/2028(1)(2)	197,010
200,000	SK Hynix, Inc. 6.38%, 01/17/2028(1)	197,868
		394,878

The accompanying notes are an integral part of these financial statements.
66

Hartford Schroders Emerging Markets Multi-Sector Bond Fund
Schedule of Investments – (continued)
October 31, 2023

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 41.7% - (continued)
	Thailand - 0.8%
$ 200,000	Bangkok Bank PCL 3.73%, 09/25/2034, (3.73% fixed rate until 09/25/2029; 5 yr. USD CMT + 1.90% thereafter)(1)(3)	$ 162,446
	Turkey - 0.9%
200,000	Pegasus Hava Tasimaciligi AS 9.25%, 04/30/2026(1)	200,432
	United Arab Emirates - 1.3%
200,000	Abu Dhabi National Energy Co. PJSC 4.00%, 10/03/2049(1)	144,277
200,000	Galaxy Pipeline Assets Bidco Ltd. 3.25%, 09/30/2040(1)	139,153
		283,430
	United States - 0.6%
80,000	JBS USA LUX SA/JBS USA Food Co./JBS Luxembourg SARL 6.75%, 03/15/2034(1)	75,108
60,000	JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc. 6.50%, 12/01/2052	49,252
		124,360
	Zambia - 0.8%
200,000	First Quantum Minerals Ltd. 6.88%, 10/15/2027(1)	170,443
	Total Corporate Bonds (cost $10,155,319)	$ 9,138,104
FOREIGN GOVERNMENT OBLIGATIONS - 53.4%
	Azerbaijan - 0.6%
150,000	Republic of Azerbaijan International Bonds 5.13%, 09/01/2029(5)	$ 137,261
	Brazil - 4.0%
	Brazil Notas do Tesouro Nacional
BRL 2,200,000	10.00%, 01/01/2025	431,216
200,000	10.00%, 01/01/2027	38,363
572,000	10.00%, 01/01/2029	106,701
1,449,000	10.00%, 01/01/2031	263,901
200,000	10.00%, 01/01/2033	35,766
		875,947
	Cameroon - 0.3%
EUR 110,000	Republic of Cameroon International Bonds 5.95%, 07/07/2032(1)	74,669
	Colombia - 4.8%
$ 660,000	Colombia Government International Bonds 8.00%, 04/20/2033	643,984
	Colombia TES
COP 385,800,000	6.00%, 04/28/2028	77,606
559,700,000	7.00%, 03/26/2031	107,207
875,900,000	7.00%, 06/30/2032	160,846
312,600,000	7.25%, 10/18/2034	55,345
		1,044,988
	Czech Republic - 2.2%
	Czech Republic Government Bonds
CZK 2,630,000	1.25%, 02/14/2025	107,733
2,470,000	2.50%, 08/25/2028(5)	97,253
2,200,000	2.75%, 07/23/2029	86,300
2,050,000	4.20%, 12/04/2036(5)	83,833
2,490,000	4.50%, 11/11/2032	106,331
		481,450
Shares or Principal Amount		Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 53.4% - (continued)
	Dominican Republic - 2.0%
	Dominican Republic International Bonds
$ 150,000	5.50%, 02/22/2029(1)	$ 136,498
160,000	6.85%, 01/27/2045(1)	133,139
DOP 8,000,000	13.63%, 02/03/2033(5)	159,374
		429,011
	Egypt - 0.7%
$ 290,000	Egypt Government International Bonds 7.30%, 09/30/2033(5)	159,314
	El Salvador - 3.1%
	El Salvador Government International Bonds
198,000	6.38%, 01/18/2027(1)	161,541
30,000	7.63%, 09/21/2034(1)	20,259
200,000	8.25%, 04/10/2032(1)	156,760
420,000	8.63%, 02/28/2029(1)	341,774
		680,334
	Guatemala - 0.9%
200,000	Guatemala Government Bonds 7.05%, 10/04/2032(1)	195,967
	Honduras - 0.6%
150,000	Honduras Government International Bonds 6.25%, 01/19/2027(1)	139,545
	Hungary - 3.4%
	Hungary Government Bonds
HUF 20,800,000	1.50%, 08/26/2026	48,580
9,830,000	2.50%, 10/24/2024	25,701
6,580,000	3.00%, 10/27/2038	10,996
38,770,000	4.75%, 11/24/2032	88,163
17,190,000	5.50%, 06/24/2025	45,748
7,850,000	6.75%, 10/22/2028	21,035
	Hungary Government International Bonds
$ 450,000	6.25%, 09/22/2032(1)	432,460
80,000	7.63%, 03/29/2041	81,883
		754,566
	Indonesia - 4.5%
	Indonesia Treasury Bonds
IDR 666,000,000	7.13%, 06/15/2042	41,534
854,000,000	7.50%, 08/15/2032	54,393
1,490,000,000	7.50%, 06/15/2035	95,618
3,174,000,000	7.50%, 05/15/2038	204,307
362,000,000	8.25%, 05/15/2036	24,509
1,209,000,000	8.38%, 03/15/2034	82,175
1,589,000,000	8.75%, 05/15/2031	108,484
1,766,000,000	9.00%, 03/15/2029	119,899
$ 270,000	Perusahaan Penerbit SBSN Indonesia III 4.70%, 06/06/2032(1)	250,067
		980,986
	Ivory Coast - 2.6%
	Ivory Coast Government International Bonds
EUR 100,000	4.88%, 01/30/2032(1)	79,755
200,000	5.88%, 10/17/2031(1)	171,941
$ 400,000	6.13%, 06/15/2033(1)	327,560
		579,256
	Malaysia - 2.0%
	Malaysia Government Bonds
MYR 300,000	3.76%, 05/22/2040	57,778

The accompanying notes are an integral part of these financial statements.
67

Hartford Schroders Emerging Markets Multi-Sector Bond Fund
Schedule of Investments – (continued)
October 31, 2023

Shares or Principal Amount		Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 53.4% - (continued)
	Malaysia - 2.0% - (continued)
MYR 917,000	3.89%, 08/15/2029	$ 190,988
877,000	3.90%, 11/30/2026	184,811
		433,577
	Mexico - 3.1%
	Mexico Bonos
MXN 1,250,000	7.50%, 06/03/2027	63,444
1,920,000	7.75%, 05/29/2031	92,735
2,340,000	7.75%, 11/23/2034	109,079
4,898,200	7.75%, 11/13/2042	216,804
2,090,000	8.50%, 05/31/2029	107,705
1,700,000	10.00%, 11/20/2036	93,238
		683,005
	Nigeria - 3.4%
	Nigeria Government International Bonds
$ 250,000	6.13%, 09/28/2028(1)	203,935
400,000	6.50%, 11/28/2027(1)	343,046
250,000	9.25%, 01/21/2049(1)	193,750
		740,731
	Oman - 1.7%
	Oman Government International Bonds
200,000	6.50%, 03/08/2047(1)	174,500
210,000	6.75%, 01/17/2048(1)	187,677
		362,177
	Peru - 1.0%
	Peru Government Bonds
PEN 805,000	6.95%, 08/12/2031	204,136
70,000	7.30%, 08/12/2033(5)	17,841
		221,977
	Poland - 3.0%
	Republic of Poland Government Bonds
PLN 390,000	0.75%, 04/25/2025	86,893
380,000	2.50%, 07/25/2026	84,314
320,000	2.75%, 10/25/2029	66,130
420,000	3.25%, 07/25/2025	96,543
390,000	3.75%, 05/25/2027	88,354
540,000	6.00%, 10/25/2033	131,563
	Republic of Poland Government International Bonds
$ 70,000	5.50%, 04/04/2053	61,691
40,000	5.75%, 11/16/2032	39,678
		655,166
	Qatar - 0.7%
200,000	Qatar Government International Bonds 4.82%, 03/14/2049(5)	163,486
	Romania - 1.8%
	Romania Government Bonds
RON 150,000	4.75%, 02/24/2025	31,395
210,000	4.85%, 04/22/2026	43,318
540,000	5.00%, 02/12/2029	105,532
200,000	6.70%, 02/25/2032	41,607
190,000	8.25%, 09/29/2032	43,441
$ 140,000	Romania Government International Bonds 6.00%, 05/25/2034(1)	127,669
		392,962
	South Africa - 4.1%
	Republic of South Africa Government Bonds
ZAR 3,591,784	6.50%, 02/28/2041	110,312
3,340,291	8.50%, 01/31/2037	132,321
2,031,394	8.75%, 01/31/2044	76,743
Shares or Principal Amount			Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 53.4% - (continued)
	South Africa - 4.1% - (continued)
ZAR 2,300,400	8.88%, 02/28/2035		$ 98,064
3,963,401	9.00%, 01/31/2040		157,622
2,930,000	10.50%, 12/21/2026		161,895
$ 200,000	Republic of South Africa Government International Bonds 7.30%, 04/20/2052		155,534
			892,491
	Thailand - 0.2%
THB 1,379,000	Thailand Government Bonds 4.88%, 06/22/2029		42,138
	Turkey - 1.9%
	Turkiye Government International Bonds
$ 40,000	7.38%, 02/05/2025		40,082
101,000	8.00%, 02/14/2034		94,670
280,000	9.38%, 03/14/2029		285,040
			419,792
	Ukraine - 0.8%
	Ukraine Government International Bonds
200,000	7.38%, 09/25/2034(1)(7)		50,300
460,000	7.75%, 09/01/2026(1)(7)		131,036
			181,336
	Total Foreign Government Obligations (cost $12,057,119)		$ 11,722,132
	Total Long-Term Investments (cost $22,212,438)		$ 20,860,236
SHORT-TERM INVESTMENTS - 9.4%
	Other Investment Pools & Funds - 1.6%
358,972	Morgan Stanley Institutional Liquidity Funds, Treasury Portfolio, Institutional Class, 5.25%(9)		$ 358,972
	Securities Lending Collateral - 2.9%
99,897	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 5.26%(9)		99,897
332,988	HSBC U.S. Government Money Market Fund, Institutional Class, 5.29%(9)		332,988
99,896	Invesco Government & Agency Portfolio, Institutional Class, 5.28%(9)		99,896
99,897	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 5.26%(9)		99,897
			632,678
	U.S. Treasury Securities - 4.9%
	U.S. Treasury Bills - 4.9%
670,000	5.34%, 12/28/2023(10)		664,359
410,000	5.35%, 12/28/2023(10)		406,543
			1,070,902
	Total Short-Term Investments (cost $2,062,552)		$ 2,062,552
	Total Investments (cost $24,274,990)	104.5%	$ 22,922,788
	Other Assets and Liabilities	(4.5)%	(983,120)
	Total Net Assets	100.0%	$ 21,939,668
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The accompanying notes are an integral part of these financial statements.
68

Hartford Schroders Emerging Markets Multi-Sector Bond Fund
Schedule of Investments – (continued)
October 31, 2023

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

(1)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At October 31, 2023, the aggregate value of these securities was $10,552,491, representing 48.1% of net assets.
(2)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.
(3)	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at October 31, 2023. Rate will reset at a future date. Base lending rates may be subject to a floor or cap.
(4)	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.
(5)	Security is exempt from registration under Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2023, the aggregate value of these securities was $1,254,742, representing 5.7% of net assets.
(6)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.
(7)	Non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.
(8)	Investment valued using significant unobservable inputs.
(9)	Current yield as of period end.
(10)	The rate shown represents current yield to maturity.

Futures Contracts Outstanding at October 31, 2023
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Short position contracts:
U.S. Treasury 10-Year Ultra Future	8	12/19/2023	$ 870,625	$ 2,938
U.S. Treasury Ultra Bond Future	3	12/19/2023	337,688	2,118
Total futures contracts				$ 5,056

OTC Credit Default Swap Contracts Outstanding at October 31, 2023
Reference Entity	Counter- party	Notional Amount(1)		(Pay)/Receive Fixed Rate	Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Value †	Unrealized Appreciation/ (Depreciation)
Credit default swaps on single-name issues:
Buy protection:
Republic of South Africa Government International Bonds	CBK	USD	280,000	(1.00%)	06/20/2028	Quarterly	$ 22,023	$ —	$ 17,254	$ (4,769)
Total OTC credit default swap contracts							$ 22,023	$ —	$ 17,254	$ (4,769)

(1)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Foreign Currency Contracts Outstanding at October 31, 2023
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation/ (Depreciation)
1,370,550	BRL	276,977	USD	UBS	11/06/2023	$ (5,400)
1,370,550	BRL	276,991	USD	CBK	11/06/2023	(5,414)
2,540,000	BRL	500,987	USD	CBK	11/08/2023	2,179
680,000	BRL	133,333	USD	CBK	01/10/2024	430
226,300,000	CLP	260,076	USD	CBK	11/03/2023	(7,269)
226,370,000	CLP	259,959	USD	JPM	11/10/2023	(7,173)
150,420,000	CLP	168,443	USD	CBK	12/15/2023	(838)
128,800,000	CLP	138,733	USD	JPM	01/16/2024	4,488
4,120,000	CNY	571,270	USD	CBK	12/15/2023	(5,760)
850,000	CNY	117,425	USD	CBK	01/10/2024	(464)
The accompanying notes are an integral part of these financial statements.
69

Hartford Schroders Emerging Markets Multi-Sector Bond Fund
Schedule of Investments – (continued)
October 31, 2023

Foreign Currency Contracts Outstanding at October 31, 2023 – (continued)
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation/ (Depreciation)
1,191,490,000	COP	284,162	USD	CBK	11/03/2023	$ 5,110
1,213,890,000	COP	291,066	USD	CBK	11/10/2023	3,154
172,010,700	COP	41,607	USD	BOA	11/27/2023	(83)
983,490,000	COP	231,246	USD	CBK	12/11/2023	5,441
150,160,000	COP	36,114	USD	MSC	12/11/2023	24
100,000	EUR	106,300	USD	MSC	12/27/2023	(191)
1,190,000	MXN	67,029	USD	MSC	11/06/2023	(1,087)
5,791,100	MXN	327,197	USD	JPM	11/06/2023	(6,295)
5,081,000	MXN	297,600	USD	SSG	11/06/2023	(16,046)
6,320,000	MXN	356,959	USD	JPM	11/08/2023	(6,865)
2,740,000	MXN	151,339	USD	CBK	01/10/2024	(1,176)
660,000	PLN	157,372	USD	SSG	01/19/2024	(1,090)
4,050,000	THB	112,812	USD	UBS	12/22/2023	413
630,000	TRY	21,123	USD	MSC	01/08/2024	(102)
1,353,000	TRY	39,429	USD	MSC	07/05/2024	(1,476)
3,380,000	ZAR	178,835	USD	JPM	11/08/2023	2,395
3,320,000	ZAR	174,720	USD	JPM	01/10/2024	2,309
559,145	USD	2,741,100	BRL	CBK	11/06/2023	15,991
506,712	USD	2,540,000	BRL	MSC	11/08/2023	3,545
129,044	USD	680,000	BRL	MSC	01/10/2024	(4,719)
266,114	USD	226,300,000	CLP	UBS	11/03/2023	13,308
259,390	USD	226,370,000	CLP	CBK	11/10/2023	6,604
167,170	USD	150,420,000	CLP	MSC	12/15/2023	(435)
292,196	USD	1,191,490,000	COP	UBS	11/03/2023	2,924
289,850	USD	1,213,890,000	COP	CBK	11/10/2023	(4,370)
42,736	USD	172,010,700	COP	UBS	11/27/2023	1,212
270,110	USD	1,133,650,000	COP	BOA	12/11/2023	(2,716)
256,433	USD	240,000	EUR	JPM	12/27/2023	1,771
200,253	USD	190,000	EUR	SSG	12/27/2023	(1,355)
523,584	USD	9,070,000	MXN	CBK	11/06/2023	20,987
170,102	USD	2,992,100	MXN	SSG	11/06/2023	4,301
178,486	USD	3,160,000	MXN	CBK	11/08/2023	3,439
89,070	USD	1,580,000	MXN	UBS	11/08/2023	1,546
88,984	USD	1,580,000	MXN	SSG	11/08/2023	1,460
146,347	USD	2,740,000	MXN	SSG	01/10/2024	(3,815)
157,062	USD	660,000	PLN	MSC	01/19/2024	781
9,050	USD	330,000	THB	SSG	12/22/2023	(176)
103,499	USD	3,720,000	THB	UBS	12/22/2023	(499)
4,602	USD	140,000	TRY	BOA	01/08/2024	(69)
174,614	USD	3,380,000	ZAR	BOA	11/08/2023	(6,617)
287,050	USD	5,670,000	ZAR	UBS	01/10/2024	(15,285)
Total foreign currency contracts						$ (2,973)
† See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.
The accompanying notes are an integral part of these financial statements.
70

Hartford Schroders Emerging Markets Multi-Sector Bond Fund
Schedule of Investments – (continued)
October 31, 2023

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of October 31, 2023 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Corporate Bonds	$ 9,138,104	$ —	$ 9,138,104	$ —
Foreign Government Obligations	11,722,132	—	11,722,132	—
Short-Term Investments	2,062,552	991,650	1,070,902	—
Foreign Currency Contracts(2)	103,812	—	103,812	—
Futures Contracts(2)	5,056	5,056	—	—
Total	$ 23,031,656	$ 996,706	$ 22,034,950	$ —
Liabilities
Foreign Currency Contracts(2)	$ (106,785)	$ —	$ (106,785)	$ —
Swaps - Credit Default(2)	(4,769)	—	(4,769)	—
Total	$ (111,554)	$ —	$ (111,554)	$ —

(1)	For the year ended October 31, 2023, there were no transfers in and out of Level 3.
(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.
Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2023 is not presented.
The accompanying notes are an integral part of these financial statements.
71

Hartford Schroders International Contrarian Value Fund
Schedule of Investments
October 31, 2023

Shares or Principal Amount		Market Value†
COMMON STOCKS - 88.2%
	Australia - 1.7%
6,561	Rio Tinto PLC	$ 418,595
	Belgium - 1.5%
9,284	Ageas SA	356,625
	China - 1.4%
33,000	Alibaba Group Holding Ltd.*	339,737
	France - 14.1%
5,171	Arkema SA	484,537
19,895	AXA SA	589,497
6,088	BNP Paribas SA	350,085
40,020	Carrefour SA	701,609
66,591	Orange SA	783,246
12,600	Renault SA	442,061
		3,351,035
	Germany - 15.1%
1,069	Allianz SE	250,405
13,294	BASF SE	614,278
11,776	Bayer AG	508,824
11,925	Continental AG	778,571
7,182	Covestro AG*(1)	363,856
26,687	Evonik Industries AG	491,171
8,008	Heidelberg Materials AG	581,327
		3,588,432
	Italy - 6.3%
33,024	Eni SpA	539,865
153,519	Intesa Sanpaolo SpA	400,039
22,051	UniCredit SpA	552,810
		1,492,714
	Japan - 9.5%
14,100	Bridgestone Corp.	533,618
26,000	Dentsu Group, Inc.	755,195
17,000	KDDI Corp.	508,550
54,200	Panasonic Holdings Corp.	475,523
		2,272,886
	Netherlands - 2.8%
31,707	ING Groep NV	406,500
8,024	Shell PLC	258,588
		665,088
	South Africa - 1.8%
17,061	Anglo American PLC	434,707
	Spain - 2.0%
32,033	Repsol SA	469,032
	Switzerland - 3.5%
11,551	Adecco Group AG	437,131
1,556	Swatch Group AG	398,298
		835,429
	United Kingdom - 20.5%
254,252	Barclays PLC	408,086
90,966	British Land Co. PLC REIT	329,777
435,996	BT Group PLC	598,808
52,483	HSBC Holdings PLC	378,949
17,550	Imperial Brands PLC	373,888
104,762	NatWest Group PLC	227,943
157,119	Rolls-Royce Holdings PLC*	413,572
57,283	Standard Chartered PLC	439,208
288,907	Taylor Wimpey PLC	390,210
Shares or Principal Amount			Market Value†
COMMON STOCKS - 88.2% - (continued)
	United Kingdom - 20.5% - (continued)
241,279	Tesco PLC		$ 791,771
60,340	WPP PLC		519,601
			4,871,813
	United States - 8.0%
47,852	GSK PLC		853,046
7,857	Sanofi SA		713,465
3,078	Swiss Re AG		336,311
			1,902,822
	Total Common Stocks (cost $23,055,608)		$ 20,998,915
PREFERRED STOCKS - 6.5%
	Brazil - 3.5%
116,325	Banco Bradesco SA (Preference Shares)(2)		$ 322,782
74,035	Petroleo Brasileiro SA (Preference Shares)(2)		510,136
			832,918
	Germany - 3.0%
9,656	Henkel AG & Co. KGaA (Preference Shares)(2)		696,536
	Total Preferred Stocks (cost $1,626,375)		$ 1,529,454
	Total Long-Term Investments (cost $24,681,983)		$ 22,528,369
SHORT-TERM INVESTMENTS - 5.0%
	Other Investment Pools & Funds - 5.0%
1,199,394	Morgan Stanley Institutional Liquidity Funds, Treasury Portfolio, Institutional Class, 5.25%(3)		$ 1,199,394
	Total Short-Term Investments (cost $1,199,394)		$ 1,199,394
	Total Investments (cost $25,881,377)	99.7%	$ 23,727,763
	Other Assets and Liabilities	0.3%	74,883
	Total Net Assets	100.0%	$ 23,802,646
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by Hartford Funds Management Company, LLC in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.
Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

*	Non-income producing.

The accompanying notes are an integral part of these financial statements.
72

Hartford Schroders International Contrarian Value Fund
Schedule of Investments – (continued)
October 31, 2023

(1)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At October 31, 2023, the aggregate value of this security was $363,856, representing 1.5% of net assets.
(2)	Currently no rate available.
(3)	Current yield as of period end.
†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of October 31, 2023 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Australia	$ 418,595	$ —	$ 418,595	$ —
Belgium	356,625	—	356,625	—
China	339,737	—	339,737	—
France	3,351,035	—	3,351,035	—
Germany	3,588,432	—	3,588,432	—
Italy	1,492,714	—	1,492,714	—
Japan	2,272,886	—	2,272,886	—
Netherlands	665,088	—	665,088	—
South Africa	434,707	—	434,707	—
Spain	469,032	—	469,032	—
Switzerland	835,429	—	835,429	—
United Kingdom	4,871,813	—	4,871,813	—
United States	1,902,822	—	1,902,822	—
Preferred Stocks	1,529,454	832,918	696,536	—
Short-Term Investments	1,199,394	1,199,394	—	—
Total	$ 23,727,763	$ 2,032,312	$ 21,695,451	$ —

(1)	For the year ended October 31, 2023, there were no transfers in and out of Level 3.
The accompanying notes are an integral part of these financial statements.
73

Hartford Schroders International Multi-Cap Value Fund
Schedule of Investments
October 31, 2023

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.4%
	Australia - 4.0%
81,545	ANZ Group Holdings Ltd.	$ 1,285,881
82,637	Aristocrat Leisure Ltd.	2,031,225
119,905	AUB Group Ltd.	2,059,188
1,599,129	Beach Energy Ltd.	1,575,065
504,570	BHP Group Ltd.	14,283,100
319,737	BHP Group Ltd. Class DI	9,091,647
607,314	Brambles Ltd.	5,068,491
529,583	Computershare Ltd.	8,357,848
542,888	Fortescue Metals Group Ltd.	7,723,024
258,961	Helia Group Ltd.	595,544
52,518	Jumbo Interactive Ltd.	463,184
688,889	National Storage REIT	878,322
63,714	Nick Scali Ltd.	437,024
1,765,112	Qantas Airways Ltd.*	5,529,925
100,571	Rio Tinto Ltd.	7,512,460
181,072	Rio Tinto PLC	11,552,476
410,157	Ventia Services Group Pty. Ltd.	716,863
569,176	Woodside Energy Group Ltd.	12,396,535
		91,557,802
	Austria - 0.8%
32,357	Andritz AG	1,489,364
145,172	Erste Group Bank AG	5,198,503
156,974	OMV AG	6,884,599
75,793	Telekom Austria AG	529,298
30,861	Verbund AG	2,681,411
42,122	voestalpine AG	1,051,828
61,436	Wienerberger AG	1,488,407
		19,323,410
	Belgium - 0.8%
114,266	Ageas SA	4,389,281
124,469	KBC Group NV	6,850,132
24,661	Melexis NV	1,815,434
51,547	Solvay SA	5,449,322
		18,504,169
	Brazil - 1.0%
216,455	Alupar Investimento SA	1,202,110
1,006,200	BB Seguridade Participacoes SA	6,138,883
317,900	Cia de Saneamento de Minas Gerais Copasa MG	1,005,073
2,119,282	Cia Energetica de Minas Gerais ADR	4,810,770
2,022,200	Cielo SA	1,411,840
45,187	ERO Copper Corp.*	613,246
347,500	Porto Seguro SA	1,737,586
640,400	TOTVS SA	3,214,861
295,100	Transmissora Alianca de Energia Eletrica SA	1,977,772
		22,112,141
	Canada - 5.3%
87,596	Air Canada*	1,056,774
268,867	ARC Resources Ltd.	4,325,526
412,735	B2Gold Corp.	1,321,466
26,697	Bank of Montreal	2,017,363
102,436	Canadian National Railway Co.	10,838,604
162,114	Canadian Natural Resources Ltd.	10,294,400
7,553	Fairfax Financial Holdings Ltd.	6,285,480
69,934	Finning International, Inc.	1,873,984
46,543	George Weston Ltd.	5,048,493
160,947	Imperial Oil Ltd.	9,172,267
110,315	Loblaw Cos. Ltd.	9,022,482
79,032	Magna International, Inc.	3,797,867
349,173	Manulife Financial Corp.	6,078,267
42,700	Martinrea International, Inc.	351,946
78,404	Metro, Inc.	3,982,533
117,597	Open Text Corp.	3,926,260
224,933	Parex Resources, Inc.	4,311,317
493,990	Quebecor, Inc. Class B	10,191,494
34,935	SSR Mining, Inc.	483,435
Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.4% - (continued)
	Canada - 5.3% - (continued)
15,900	Stella-Jones, Inc.	$ 832,865
279,624	Suncor Energy, Inc.	9,055,644
71,793	Toromont Industries Ltd.	5,404,860
176,227	Toronto-Dominion Bank	9,843,550
33,612	Tourmaline Oil Corp.	1,777,370
		121,294,247
	China - 6.6%
3,423,000	Agricultural Bank of China Ltd. Class H	1,264,307
2,521,000	Alibaba Group Holding Ltd.*	25,953,879
250,900	Baidu, Inc. Class A*	3,294,016
17,947,000	Bank of China Ltd. Class H	6,269,516
303,500	Beijing Enterprises Holdings Ltd.	1,011,219
920,500	BOC Hong Kong Holdings Ltd.	2,434,299
196,500	BYD Co. Ltd. Class H	5,975,586
10,073,000	China Construction Bank Corp. Class H	5,696,865
1,498,000	China Merchants Bank Co. Ltd. Class H	5,682,350
1,320,000	China Overseas Property Holdings Ltd.	1,146,395
1,727,800	China Pacific Insurance Group Co. Ltd. Class H	4,256,207
30,116,000	China Tower Corp. Ltd. Class H(1)	2,808,338
1,473,000	Fu Shou Yuan International Group Ltd.	988,920
366,200	Giant Biogene Holding Co. Ltd.*(1)	1,471,326
654,000	Greentown Management Holdings Co. Ltd.(1)	481,965
244,093	Hello Group, Inc. ADR	1,728,178
13,188,000	Industrial & Commercial Bank of China Ltd. Class H	6,320,276
518,400	Kuaishou Technology*(1)	3,338,416
118,800	Lao Feng Xiang Co. Ltd. Class A	1,010,224
344,400	Li Auto, Inc. Class A*	5,825,054
251,400	Meituan Class B*(1)	3,563,596
129,500	NetDragon Websoft Holdings Ltd.	230,098
342,500	NetEase, Inc.	7,330,030
899,100	New China Life Insurance Co. Ltd. Class H	1,972,319
51,252	PDD Holdings, Inc. ADR*	5,197,978
3,530,000	People's Insurance Co. Group of China Ltd. Class H	1,164,756
8,550,000	PetroChina Co. Ltd. Class H	5,580,715
1,224,000	Ping An Insurance Group Co. of China Ltd. Class H	6,208,710
157,550	Sieyuan Electric Co. Ltd. Class A	1,061,841
438,700	Tencent Holdings Ltd.	16,235,730
242,439	TI Fluid Systems PLC(1)	364,215
403,200	Tianqi Lithium Corp. Class H(2)	2,179,984
411,337	Vipshop Holdings Ltd. ADR*	5,865,666
1,594,000	Yadea Group Holdings Ltd.(1)	2,909,621
3,397,900	Yangzijiang Shipbuilding Holdings Ltd.	3,601,717
		150,424,312
	Cyprus - 0.0%
115,719	Atalaya Mining PLC	421,952
	Czech Republic - 0.4%
192,340	CEZ AS	8,230,066
34,413	Komercni Banka AS	1,008,595
		9,238,661
	Denmark - 1.0%
55,777	Carlsberg AS Class B	6,647,119
246,550	Danske Bank AS	5,783,747
49,308	ISS AS	713,609
77,442	Pandora AS	8,783,510
		21,927,985
	Finland - 0.6%
29,884	Kemira OYJ	483,853
42,716	Konecranes OYJ	1,400,582
48,012	Marimekko OYJ	553,737
664,642	Nordea Bank Abp	7,000,153

The accompanying notes are an integral part of these financial statements.
74

Hartford Schroders International Multi-Cap Value Fund
Schedule of Investments – (continued)
October 31, 2023

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.4% - (continued)
	Finland - 0.6% - (continued)
430,896	Outokumpu OYJ	$ 1,768,087
100,037	Valmet OYJ	2,244,965
		13,451,377
	France - 6.2%
23,962	Arkema SA	2,245,306
115,219	BNP Paribas SA	6,625,554
33,512	Bouygues SA	1,178,919
463,913	Bureau Veritas SA	10,566,906
135,622	Carrefour SA	2,377,652
118,214	Cie de Saint-Gobain SA	6,434,880
141,386	Cie Generale des Etablissements Michelin SCA	4,200,359
47,148	Coface SA	568,854
175,569	Edenred SE	9,345,795
49,761	Eiffage SA	4,515,839
116,420	Elis SA	1,909,285
587,200	Engie SA	9,339,348
18,534	Eramet SA	1,283,449
68,414	Ipsen SA	8,086,017
22,239	IPSOS SA	1,080,760
141,053	Legrand SA	12,201,982
277,703	Metropole Television SA	3,480,715
540,066	Orange SA	6,352,279
84,483	Publicis Groupe SA	6,432,814
227,451	Rexel SA	4,645,181
37,812	Rubis SCA	823,263
157,381	Societe Generale SA	3,536,630
19,115	SOITEC *	2,853,085
427,725	TotalEnergies SE	28,596,621
3,725	Trigano SA	489,155
107,360	Verallia SA(1)	3,490,961
		142,661,609
	Georgia - 0.1%
22,318	Bank of Georgia Group PLC	903,309
68,559	TBC Bank Group PLC	2,237,410
		3,140,719
	Germany - 2.5%
22,591	Aurubis AG	1,862,332
62,883	Bayerische Motoren Werke AG	5,848,390
42,334	Brenntag SE	3,148,024
72,688	Continental AG	4,745,724
159,003	Daimler Truck Holding AG	4,995,910
16,605	Deutsche Boerse AG	2,733,125
560,529	Deutsche Telekom AG	12,165,533
5,213	Krones AG	508,126
118,608	Mercedes-Benz Group AG	6,978,213
13,178	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	5,288,436
36,238	SAP SE	4,860,688
42,134	Suedzucker AG	638,281
36,808	Talanx AG	2,319,612
		56,092,394
	Greece - 0.8%
713,854	Eurobank Ergasias Services & Holdings SA Class A*	1,166,811
303,200	Hellenic Telecommunications Organization SA	4,249,769
181,545	JUMBO SA	4,775,428
35,608	Motor Oil Hellas Corinth Refineries SA	847,729
264,196	National Bank of Greece SA*	1,513,143
361,302	OPAP SA	6,119,838
		18,672,718
	Hong Kong - 0.6%
836,303	CK Asset Holdings Ltd.	4,180,114
99,000	Hang Lung Properties Ltd.	130,131
433,600	Hongkong Land Holdings Ltd.	1,375,258
Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.4% - (continued)
	Hong Kong - 0.6% - (continued)
276,000	Kerry Properties Ltd.	$ 464,449
720,000	Sino Land Co. Ltd.	718,796
200,500	Sun Hung Kai Properties Ltd.	2,058,874
322,500	Swire Pacific Ltd. Class A	2,060,077
708,800	Swire Properties Ltd.	1,372,383
668,000	Wharf Real Estate Investment Co. Ltd.	2,336,690
1,242,000	Youyuan International Holdings Ltd.*(2)(3)	—
		14,696,772
	Hungary - 0.3%
66,694	OTP Bank Nyrt	2,482,351
216,111	Richter Gedeon Nyrt	5,067,206
		7,549,557
	India - 1.8%
299,915	Axis Bank Ltd.	3,538,939
109,386	Bajaj Auto Ltd.	6,977,822
34,093	Dr Reddy's Laboratories Ltd.	2,200,518
236,682	HCL Technologies Ltd.	3,630,328
90,313	Hero MotoCorp Ltd.	3,351,460
208,353	Infosys Ltd. ADR	3,421,156
73,236	Mahanagar Gas Ltd.(4)	908,119
4,950,363	NHPC Ltd.	2,985,254
1,932,092	Oil & Natural Gas Corp. Ltd.	4,323,220
3,702,799	Power Grid Corp. of India Ltd.	8,993,119
149,722	Sun TV Network Ltd.	1,140,364
		41,470,299
	Indonesia - 1.4%
16,237,900	Bank Mandiri Persero Tbk. PT	5,801,023
27,253,600	Bank Negara Indonesia Persero Tbk. PT	8,224,771
28,866,300	Bank Rakyat Indonesia Persero Tbk. PT	9,026,027
15,077,100	Perusahaan Gas Negara Tbk. PT	1,192,048
35,961,300	Telkom Indonesia Persero Tbk. PT	7,883,283
		32,127,152
	Ireland - 0.5%
1,343,415	AIB Group PLC	5,832,466
222,122	Bank of Ireland Group PLC	1,990,594
129,726	Kenmare Resources PLC	620,453
44,742	Ryanair Holdings PLC ADR*	3,923,873
		12,367,386
	Italy - 3.9%
570,626	Assicurazioni Generali SpA	11,334,711
126,278	Azimut Holding SpA	2,660,791
1,599,192	Enel SpA	10,151,000
939,192	Eni SpA	15,353,596
687,672	FinecoBank Banca Fineco SpA	8,112,221
1,690,695	Intesa Sanpaolo SpA	4,405,598
1,303,493	Italgas SpA	6,624,098
365,414	Mediobanca Banca di Credito Finanziario SpA(2)	4,365,032
331,173	Pirelli & C SpA(1)	1,475,470
190,455	Recordati Industria Chimica e Farmaceutica SpA	8,809,375
1,004,758	Terna - Rete Elettrica Nazionale	7,693,466
306,667	UniCredit SpA	7,688,023
		88,673,381
	Japan - 13.4%
96,600	Aisin Corp.	3,365,046
422,600	Alps Alpine Co. Ltd.	3,467,947
1,243,400	Astellas Pharma, Inc.	15,728,848
86,200	BayCurrent Consulting, Inc.	2,164,202
114,800	BIPROGY, Inc.	2,863,374
42,200	Bridgestone Corp.	1,597,068
349,800	Chubu Electric Power Co., Inc.	4,227,034
34,100	Daido Steel Co. Ltd.	1,337,726
138,300	Dexerials Corp.	3,154,667
49,500	dip Corp.	981,058
47,800	Ebara Corp.	2,116,754

The accompanying notes are an integral part of these financial statements.
75

Hartford Schroders International Multi-Cap Value Fund
Schedule of Investments – (continued)
October 31, 2023

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.4% - (continued)
	Japan - 13.4% - (continued)
104,600	FCC Co. Ltd.	$ 1,241,186
132,400	Ferrotec Holdings Corp.	2,327,217
117,700	Fuji Media Holdings, Inc.	1,168,963
478,400	Fujikura Ltd.	3,435,922
22,800	Glory Ltd.	425,090
29,400	G-Tekt Corp.	343,117
345,900	Hachijuni Bank Ltd.	1,969,944
606,900	Honda Motor Co. Ltd.	6,219,980
25,500	Horiba Ltd.	1,289,313
66,100	Iida Group Holdings Co. Ltd.	1,026,347
1,169,400	Inpex Corp.	16,969,004
584,500	Isuzu Motors Ltd.	6,517,555
132,900	ITOCHU Corp.(2)	4,787,194
60,500	Japan Petroleum Exploration Co. Ltd.	2,071,617
141,000	Japan Post Bank Co. Ltd.	1,306,957
299,600	JTEKT Corp.	2,470,193
544,100	JVCKenwood Corp.	2,338,402
23,600	Kaga Electronics Co. Ltd.	944,364
44,200	Kaneka Corp.	1,081,653
287,100	Kansai Electric Power Co., Inc.	3,675,980
117,600	Kawasaki Kisen Kaisha Ltd.	4,032,499
371,800	KDDI Corp.	11,122,295
79,200	Kinden Corp.	1,199,678
548,100	Kirin Holdings Co. Ltd.	7,702,623
348,700	Kobe Steel Ltd.	4,122,840
140,800	Koei Tecmo Holdings Co. Ltd.	1,838,519
301,100	Komatsu Ltd.	6,918,190
225,800	Kuraray Co. Ltd.	2,583,416
46,100	Kyoto Financial Group, Inc.	2,613,585
27,500	Makino Milling Machine Co. Ltd.	1,147,528
687,800	Mazda Motor Corp.	6,648,267
146,000	MEITEC Group Holdings, Inc.	2,569,613
1,321,400	Mitsubishi Motors Corp.	4,316,445
2,085,800	Mitsubishi UFJ Financial Group, Inc.	17,498,083
102,300	Mitsui & Co. Ltd.	3,718,008
17,000	Mitsui-Soko Holdings Co. Ltd.	484,221
751,600	Mizuho Financial Group, Inc.	12,760,950
256,600	NGK Insulators Ltd.	3,135,204
59,600	NHK Spring Co. Ltd.	421,730
76,900	Nippon Electric Glass Co. Ltd.	1,537,406
227,800	Nippon Steel Corp.	4,913,382
4,766,600	Nippon Telegraph & Telephone Corp.	5,609,214
692,700	Nissan Motor Co. Ltd.	2,665,496
286,300	Niterra Co. Ltd.	6,408,194
22,200	Nitta Corp.	501,277
102,500	NOK Corp.	1,215,013
12,400	Noritake Co. Ltd.	482,625
501,100	NSK Ltd.	2,697,131
672,100	NTN Corp.	1,197,312
614,900	Oji Holdings Corp.	2,629,853
148,600	Osaka Gas Co. Ltd.	2,802,265
625,200	Panasonic Holdings Corp.	5,485,187
99,400	Press Kogyo Co. Ltd.	425,733
477,100	Renesas Electronics Corp.*	6,267,004
456,500	Round One Corp.	1,655,961
166,500	Sanwa Holdings Corp.	2,246,459
250,700	SCSK Corp.	4,279,514
43,000	Sintokogio Ltd.	298,738
389,300	Subaru Corp.	6,738,896
198,900	Sumitomo Corp.	3,909,908
288,800	Sumitomo Mitsui Financial Group, Inc.	13,922,463
159,400	Sumitomo Rubber Industries Ltd.	1,617,052
22,900	Sumitomo Seika Chemicals Co. Ltd.	704,289
100,800	Suzuki Motor Corp.	3,912,250
80,500	TBS Holdings, Inc.	1,312,325
41,700	Tokai Rika Co. Ltd.	654,369
104,100	Tokio Marine Holdings, Inc.	2,328,948
Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.4% - (continued)
	Japan - 13.4% - (continued)
124,700	Tokyo Steel Manufacturing Co. Ltd.	$ 1,441,294
112,300	Toyoda Gosei Co. Ltd.	2,231,127
77,100	Toyota Boshoku Corp.	1,340,839
37,000	Toyota Tsusho Corp.	1,969,743
34,400	Tsubakimoto Chain Co.	869,572
20,200	Tv Tokyo Holdings Corp.	384,525
104,200	UBE Corp.	1,604,554
92,000	Wakita & Co. Ltd.	921,046
280,400	Yamaha Motor Co. Ltd.	6,852,092
18,700	Yamato Kogyo Co. Ltd.	895,931
60,800	ZOZO, Inc.	1,156,096
		305,532,499
	Luxembourg - 0.1%
43,985	APERAM SA	1,218,834
	Malaysia - 0.6%
176,700	Carlsberg Brewery Malaysia Bhd. Class B	738,027
2,446,100	CIMB Group Holdings Bhd.	2,930,665
169,300	Heineken Malaysia Bhd.	847,122
202,300	Hong Leong Bank Bhd.	823,725
6,318,700	Public Bank Bhd.	5,518,763
944,900	RHB Bank Bhd.	1,106,763
1,146,500	YTL Power International Bhd.	508,110
		12,473,175
	Mexico - 1.8%
715,400	Arca Continental SAB de CV	6,419,514
622,864	Bolsa Mexicana de Valores SAB de CV	969,759
56,086	Coca-Cola Femsa SAB de CV ADR	4,263,658
2,031,400	Concentradora Fibra Danhos SA de CV REIT	2,179,116
564,700	Grupo Aeroportuario del Centro Norte SAB de CV	4,328,980
35,156	Grupo Aeroportuario del Pacifico SAB de CV ADR	4,093,213
23,934	Grupo Aeroportuario del Sureste SAB de CV ADR	5,174,770
768,500	Grupo Financiero Banorte SAB de CV Class O	6,225,494
3,202,799	Kimberly-Clark de Mexico SAB de CV Class A	5,869,459
83,680	Promotora y Operadora de Infraestructura SAB de CV	689,574
2	Urbi Desarrollos Urbanos SAB de CV*	1
		40,213,538
	Netherlands - 3.3%
374,884	ABN AMRO Bank NV GDR(1)	5,049,164
497,865	Aegon Ltd.	2,421,250
56,879	AMG Critical Materials NV	1,483,377
150,070	ASR Nederland NV	5,600,382
76,979	Euronext NV(1)	5,368,406
451,709	ING Groep NV	5,791,146
77,260	Koninklijke Ahold Delhaize NV	2,287,807
3,312,889	Koninklijke KPN NV	11,135,210
178,295	NN Group NV	5,718,346
922,137	Shell PLC	29,868,256
		74,723,344
	Nigeria - 0.1%
2,238,236	Airtel Africa PLC(1)	3,082,284
	Norway - 1.5%
159,960	Aker BP ASA(2)	4,610,304
359,457	DNB Bank ASA	6,485,268
507,981	Equinor ASA	17,029,147
203,002	Europris ASA(1)	1,150,582
120,879	Hoegh Autoliners ASA	977,121
704,862	Var Energi ASA(2)	2,381,314
92,314	Wallenius Wilhelmsen ASA	775,837
		33,409,573
	Poland - 0.4%
42,748	Bank Polska Kasa Opieki SA	1,298,991
259,792	InPost SA*	2,570,588

The accompanying notes are an integral part of these financial statements.
76

Hartford Schroders International Multi-Cap Value Fund
Schedule of Investments – (continued)
October 31, 2023

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.4% - (continued)
	Poland - 0.4% - (continued)
145,447	Powszechna Kasa Oszczednosci Bank Polski SA*	$ 1,506,651
109,972	Powszechny Zaklad Ubezpieczen SA	1,244,430
18,341	Santander Bank Polska SA*	1,991,960
		8,612,620
	Portugal - 0.3%
474,914	Galp Energia SGPS SA	7,149,716
	Russia - 0.0%
19,959,800	RusHydro PJSC*(3)	—
	Singapore - 2.5%
611,700	DBS Group Holdings Ltd.	14,695,062
257,668	Hafnia Ltd.	1,693,265
1,456,900	Oversea-Chinese Banking Corp. Ltd.	13,507,082
5,549,100	Singapore Telecommunications Ltd.	9,642,525
146,371	STMicroelectronics NV	5,579,676
524,200	United Overseas Bank Ltd.	10,339,682
460,600	UOL Group Ltd.	1,983,727
		57,441,019
	South Africa - 0.7%
347,208	Gold Fields Ltd. ADR	4,520,648
74,534	Kumba Iron Ore Ltd.	1,974,856
597,226	Sappi Ltd.	1,256,458
510,007	Truworths International Ltd.	2,066,024
1,182,744	Vodacom Group Ltd.	6,438,697
		16,256,683
	South Korea - 3.7%
24,514	AfreecaTV Co. Ltd.	1,220,639
30,450	Asia Paper Manufacturing Co. Ltd.	885,681
25,716	Classys, Inc.	628,281
22,676	DB Insurance Co. Ltd.	1,475,275
54,377	Doosan Bobcat, Inc.	1,562,306
18,696	HAESUNG DS Co. Ltd.	615,170
195,080	Hana Financial Group, Inc.	5,672,294
18,238	Handsome Co. Ltd.	252,159
45,162	Hankook Tire & Technology Co. Ltd.	1,281,315
320,405	Hanwha Life Insurance Co. Ltd.*	658,419
24,344	HL Mando Co. Ltd.	592,853
10,954	Hyundai Autoever Corp.	1,057,582
16,071	Hyundai Department Store Co. Ltd.	636,484
130,571	Hyundai Engineering & Construction Co. Ltd.	3,238,262
19,381	Hyundai Glovis Co. Ltd.	2,459,659
15,510	Hyundai Motor Co.	1,954,014
25,254	Hyundai Wia Corp.	1,051,266
63,246	KB Financial Group, Inc.	2,410,826
39,089	KH Vatec Co. Ltd.	418,067
100,427	Kia Corp.	5,737,538
163,012	KT Corp.	3,943,613
99,347	LG Electronics, Inc.	7,369,857
198,506	LG Uplus Corp.	1,487,745
37,058	LOTTE Fine Chemical Co. Ltd.	1,539,361
6,510	LS Electric Co. Ltd.	309,684
455,764	Samsung Electronics Co. Ltd.	22,685,598
176,906	Samsung Engineering Co. Ltd.*	3,117,902
13,000	Samsung Fire & Marine Insurance Co. Ltd.	2,485,892
38,361	Samsung Life Insurance Co. Ltd.	2,053,822
63,918	SK Hynix, Inc.	5,550,773
23,799	Youngone Corp.	956,708
		85,309,045
	Spain - 3.0%
276,630	Acerinox SA	2,695,162
79,044	Aena SME SA(1)	11,469,336
120,353	Amadeus IT Group SA	6,868,884
119,821	Atresmedia Corp. de Medios de Comunicacion SA	448,978
932,298	Banco Bilbao Vizcaya Argentaria SA	7,334,602
1,447,271	Banco Santander SA	5,322,966
Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.4% - (continued)
	Spain - 3.0% - (continued)
2,273,185	CaixaBank SA	$ 9,241,724
53,723	CIE Automotive SA	1,369,770
108,464	Indra Sistemas SA	1,522,963
379,922	Industria de Diseno Textil SA(2)	13,114,135
695,317	Repsol SA	10,180,934
		69,569,454
	Sweden - 1.9%
69,746	Billerud Aktiebolag	647,982
76,474	Evolution AB(1)	6,814,247
27,887	Loomis AB	724,427
65,440	NCC AB Class B	670,385
308,297	Securitas AB Class B	2,469,584
667,483	Skandinaviska Enskilda Banken AB Class A	7,448,784
221,573	SKF AB Class B	3,592,244
405,184	SSAB AB Class A	2,427,260
889,197	Stillfront Group AB*	920,476
643,964	Svenska Handelsbanken AB Class A	5,490,237
296,177	Swedbank AB Class A	4,864,207
324,044	Volvo AB Class B	6,420,993
		42,490,826
	Switzerland - 1.8%
10,613	Baloise Holding AG	1,523,877
81,143	Mobilezone Holding AG	1,233,411
298,807	Novartis AG	27,974,179
16,739	Swisscom AG	10,029,821
		40,761,288
	Taiwan - 4.9%
1,634,000	ASE Technology Holding Co. Ltd.	5,720,600
558,000	Asia Vital Components Co. Ltd.	4,930,608
5,121,000	AUO Corp.	2,478,794
3,684,000	Cathay Financial Holding Co. Ltd.	4,999,370
715,000	Chicony Electronics Co. Ltd.	2,752,566
430,000	Chipbond Technology Corp.	903,222
341,000	Delta Electronics, Inc.	3,073,053
796,000	E Ink Holdings, Inc.	4,141,684
282,000	Elite Material Co. Ltd.	3,146,540
55,000	FLEXium Interconnect, Inc.	141,856
603,000	Gold Circuit Electronics Ltd.	3,299,519
2,133,000	Hon Hai Precision Industry Co. Ltd.	6,366,394
136,000	Lotes Co. Ltd.	3,472,877
297,000	MediaTek, Inc.	7,751,508
858,000	Novatek Microelectronics Corp.	12,083,272
487,000	Powertech Technology, Inc.	1,582,182
382,000	Radiant Opto-Electronics Corp.	1,464,199
654,000	Realtek Semiconductor Corp.	8,150,713
1,728,000	Taiwan Semiconductor Manufacturing Co. Ltd.	28,222,570
386,000	Tripod Technology Corp.	1,976,169
91,000	Wiwynn Corp.	4,311,865
		110,969,561
	Thailand - 1.1%
757,600	Advanced Info Service PCL NVDR	4,640,231
1,177,000	Bangchak Corp. PCL NVDR	1,351,764
1,490,900	Bangkok Bank PCL NVDR	6,533,273
1,841,800	Kasikornbank PCL NVDR	6,735,922
7,789,500	Krung Thai Bank PCL NVDR	4,072,850
2,004,600	Thai Oil PCL NVDR	2,624,627
		25,958,667
	United Kingdom - 14.4%
59,781	4imprint Group PLC	3,658,678
234,003	AstraZeneca PLC	29,298,020
493,167	Auto Trader Group PLC(1)	3,730,438
3,849,299	Barclays PLC	6,178,301
839,598	Barratt Developments PLC	4,234,257
1,025,512	Beazley PLC	6,424,178

The accompanying notes are an integral part of these financial statements.
77

Hartford Schroders International Multi-Cap Value Fund
Schedule of Investments – (continued)
October 31, 2023

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.4% - (continued)
	United Kingdom - 14.4% - (continued)
82,062	Bellway PLC	$ 2,088,371
3,962,373	BP PLC	24,194,300
463,882	Britvic PLC	4,724,854
3,681,008	BT Group PLC	5,055,593
254,308	Bunzl PLC	9,072,737
128,242	Burberry Group PLC	2,643,074
325,944	Central Asia Metals PLC	648,924
6,232,094	Centrica PLC	11,930,074
128,147	Coats Group PLC	105,291
206,510	Compass Group PLC	5,206,397
44,612	DCC PLC	2,478,375
378,457	Diageo PLC	14,311,720
468,851	Direct Line Insurance Group PLC*	864,446
747,213	Drax Group PLC	3,838,051
1,068,376	DS Smith PLC	3,705,628
147,109	Dunelm Group PLC	1,744,703
159,801	Gamma Communications PLC	2,036,075
531,597	Hargreaves Lansdown PLC	4,578,351
22,643	Hill & Smith PLC	453,903
348,746	Howden Joinery Group PLC	2,708,397
3,147,417	HSBC Holdings PLC	22,687,940
729,615	IG Group Holdings PLC	5,668,083
240,875	IMI PLC	4,301,796
271,068	Inchcape PLC	2,197,676
172,043	InterContinental Hotels Group PLC	12,191,398
3,598,433	ITV PLC	2,801,862
191,164	Lancashire Holdings Ltd.	1,319,749
6,819,223	Lloyds Banking Group PLC	3,318,907
1,820,748	Man Group PLC	4,868,018
492,610	Mitie Group PLC	591,255
1,107,134	Moneysupermarket.com Group PLC	3,493,766
453,857	NatWest Group PLC	987,509
140,032	Next 15 Group PLC	1,075,675
138,618	Next PLC	11,622,064
110,957	Norcros PLC	192,179
501,587	Pagegroup PLC	2,298,613
392,364	Persimmon PLC	4,859,035
101,995	Rathbones Group PLC	1,860,586
263,150	Reckitt Benckiser Group PLC	17,606,557
104,518	Redde Northgate PLC	426,842
176,379	Severn Trent PLC	5,693,926
67,035	Spectris PLC	2,533,046
321,635	SSE PLC	6,392,031
744,839	Standard Chartered PLC	5,710,927
186,886	Subsea 7 SA	2,454,902
3,844,926	Taylor Wimpey PLC	5,193,121
1,394,858	Tesco PLC	4,577,307
593,053	Unilever PLC	28,087,358
397,251	United Utilities Group PLC	5,137,870
212,770	Vistry Group PLC	1,833,932
190,265	YouGov PLC	1,965,688
		329,862,754
	United States - 3.3%
98,068	BRP, Inc.	6,628,386
65,265	Experian PLC	1,980,061
824,159	GSK PLC	14,692,085
62,545	Nestle SA	6,744,773
24,427	Roche Holding AG	6,295,071
274,912	Sanofi SA	24,963,724
388,822	Stellantis NV	7,264,106
427,914	Tenaris SA	6,719,195
		75,287,401
	Total Common Stocks (cost $2,167,532,580)	$ 2,226,030,324
Shares or Principal Amount			Market Value†
PREFERRED STOCKS - 0.3%
	Brazil - 0.2%
790,800	Banco Bradesco SA (Preference Shares)(5)		$ 2,194,336
2,102,553	Cia de Saneamento do Parana (Preference Shares)(5)		1,818,244
687,000	Marcopolo SA (Preference Shares)(5)		714,014
235,100	Randon SA Implementos e Participacoes (Preference Shares)(5)		508,740
			5,235,334
	Germany - 0.1%
347,826	Schaeffler AG (Preference Shares)(5)		1,805,238
	Total Preferred Stocks (cost $9,160,816)		$ 7,040,572
	Total Long-Term Investments (cost $2,176,693,396)		$ 2,233,070,896
SHORT-TERM INVESTMENTS - 2.6%
	Other Investment Pools & Funds - 1.7%
37,952,741	Morgan Stanley Institutional Liquidity Funds, Treasury Portfolio, Institutional Class, 5.25%(6)		$ 37,952,741
	Securities Lending Collateral - 0.9%
3,314,293	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 5.26%(6)		3,314,293
11,047,644	HSBC U.S. Government Money Market Fund, Institutional Class, 5.29%(6)		11,047,644
3,314,293	Invesco Government & Agency Portfolio, Institutional Class, 5.28%(6)		3,314,293
3,314,293	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 5.26%(6)		3,314,293
			20,990,523
	Total Short-Term Investments (cost $58,943,264)		$ 58,943,264
	Total Investments (cost $2,235,636,660)	100.3%	$ 2,292,014,160
	Other Assets and Liabilities	(0.3)%	(7,479,586)
	Total Net Assets	100.0%	$ 2,284,534,574
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by Hartford Funds Management Company, LLC in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.
Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

*	Non-income producing.

The accompanying notes are an integral part of these financial statements.
78

Hartford Schroders International Multi-Cap Value Fund
Schedule of Investments – (continued)
October 31, 2023

(1)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At October 31, 2023, the aggregate value of these securities was $56,568,365, representing 2.5% of net assets.
(2)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.
(3)	Investment valued using significant unobservable inputs.
(4)	Security is exempt from registration under Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2023, the aggregate value of this security was $908,119, representing 0.0% of net assets.
(5)	Currently no rate available.
(6)	Current yield as of period end.

Futures Contracts Outstanding at October 31, 2023
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long position contracts:
MSCI EAFE Index Future	394	12/15/2023	$ 38,889,770	$ (1,396,736)
Total futures contracts				$ (1,396,736)

Foreign Currency Contracts Outstanding at October 31, 2023
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation/ (Depreciation)
24,205,936	USD	19,870,300	GBP	JPM	11/29/2023	$ 50,258
70,286,767	USD	57,777,100	GBP	UBS	11/29/2023	49,024
Total foreign currency contracts						$ 99,282
† See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.
The accompanying notes are an integral part of these financial statements.
79

Hartford Schroders International Multi-Cap Value Fund
Schedule of Investments – (continued)
October 31, 2023

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of October 31, 2023 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Australia	$ 91,557,802	$ —	$ 91,557,802	$ —
Austria	19,323,410	529,298	18,794,112	—
Belgium	18,504,169	—	18,504,169	—
Brazil	22,112,141	22,112,141	—	—
Canada	121,294,247	121,294,247	—	—
China	150,424,312	14,166,261	136,258,051	—
Cyprus	421,952	421,952	—	—
Czech Republic	9,238,661	8,230,066	1,008,595	—
Denmark	21,927,985	—	21,927,985	—
Finland	13,451,377	553,737	12,897,640	—
France	142,661,609	—	142,661,609	—
Georgia	3,140,719	3,140,719	—	—
Germany	56,092,394	—	56,092,394	—
Greece	18,672,718	5,623,157	13,049,561	—
Hong Kong	14,696,772	—	14,696,772	—
Hungary	7,549,557	5,067,206	2,482,351	—
India	41,470,299	4,329,275	37,141,024	—
Indonesia	32,127,152	—	32,127,152	—
Ireland	12,367,386	4,544,326	7,823,060	—
Italy	88,673,381	—	88,673,381	—
Japan	305,532,499	—	305,532,499	—
Luxembourg	1,218,834	—	1,218,834	—
Malaysia	12,473,175	1,585,149	10,888,026	—
Mexico	40,213,538	40,213,537	1	—
Netherlands	74,723,344	—	74,723,344	—
Nigeria	3,082,284	3,082,284	—	—
Norway	33,409,573	977,121	32,432,452	—
Poland	8,612,620	—	8,612,620	—
Portugal	7,149,716	—	7,149,716	—
Russia	—	—	—	—
Singapore	57,441,019	—	57,441,019	—
South Africa	16,256,683	16,256,683	—	—
South Korea	85,309,045	—	85,309,045	—
Spain	69,569,454	—	69,569,454	—
Sweden	42,490,826	—	42,490,826	—
Switzerland	40,761,288	—	40,761,288	—
Taiwan	110,969,561	—	110,969,561	—
Thailand	25,958,667	—	25,958,667	—
United Kingdom	329,862,754	19,991,179	309,871,575	—
United States	75,287,401	6,628,386	68,659,015	—
Preferred Stocks	7,040,572	5,235,334	1,805,238	—
Short-Term Investments	58,943,264	58,943,264	—	—
Foreign Currency Contracts(2)	99,282	—	99,282	—
Total	$ 2,292,113,442	$ 342,925,322	$ 1,949,188,120	$ —
Liabilities
Futures Contracts(2)	$ (1,396,736)	$ (1,396,736)	$ —	$ —
Total	$ (1,396,736)	$ (1,396,736)	$ —	$ —

(1)	For the year ended October 31, 2023, there were no transfers in and out of Level 3.
(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.
Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2023 is not presented.
The accompanying notes are an integral part of these financial statements.
80

Hartford Schroders International Stock Fund
Schedule of Investments
October 31, 2023

Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.5%
	Australia - 2.1%
1,588,191	Rio Tinto PLC	$ 101,327,306
	Austria - 2.0%
2,698,286	Erste Group Bank AG	96,623,646
	Brazil - 3.2%
27,572,665	B3 SA - Brasil Bolsa Balcao	60,704,434
75,818	MercadoLibre, Inc.*	94,070,426
		154,774,860
	China - 4.2%
5,975,800	Alibaba Group Holding Ltd.*	61,521,296
1,849,869	Contemporary Amperex Technology Co. Ltd. Class A	46,971,508
2,583,300	Tencent Holdings Ltd.	95,604,653
		204,097,457
	Denmark - 4.9%
1,667,466	Novo Nordisk AS Class B	160,870,795
3,543,662	Vestas Wind Systems AS*	76,808,043
		237,678,838
	France - 5.0%
4,484,028	Carrefour SA	78,611,560
549,856	EssilorLuxottica SA	99,569,814
766,973	Legrand SA	66,348,044
		244,529,418
	Germany - 7.2%
2,844,889	Infineon Technologies AG	83,099,798
1,173,870	SAP SE	157,453,916
833,296	Siemens AG	110,577,420
		351,131,134
	Hong Kong - 2.5%
13,961,000	AIA Group Ltd.	121,234,571
	India - 2.4%
6,493,725	HDFC Bank Ltd.	115,228,097
	Italy - 1.4%
5,949,588	FinecoBank Banca Fineco SpA	70,185,164
	Japan - 12.1%
2,705,500	Bridgestone Corp.	102,390,198
3,357,700	KDDI Corp.	100,444,671
188,800	Keyence Corp.	73,087,963
11,961,300	Mitsubishi UFJ Financial Group, Inc.	100,345,105
2,415,500	Recruit Holdings Co. Ltd.	69,258,899
105,300	Shimano, Inc.	15,153,308
144,400	SMC Corp.	66,678,570
2,412,100	Terumo Corp.	65,990,671
		593,349,385
	Netherlands - 6.0%
223,418	ASML Holding NV	134,301,130
4,938,859	Shell PLC	161,340,827
		295,641,957
	South Korea - 3.1%
3,079,389	Samsung Electronics Co. Ltd.	153,276,212
	Spain - 1.8%
8,101,157	Iberdrola SA	90,101,214
	Sweden - 1.6%
942,643	Nibe Industrier AB Class B	5,429,023
8,342,543	Svenska Handelsbanken AB Class A	71,125,929
		76,554,952
Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.5% - (continued)
	Switzerland - 3.4%
9,068	Chocoladefabriken Lindt & Spruengli AG	$ 100,393,711
187,468	Lonza Group AG	65,652,028
		166,045,739
	Taiwan - 2.6%
7,693,000	Taiwan Semiconductor Manufacturing Co. Ltd.	125,645,969
	United Kingdom - 15.7%
682,750	AstraZeneca PLC	85,482,764
2,512,097	Bunzl PLC	89,622,012
3,028,162	Burberry Group PLC	62,410,570
2,845,718	Diageo PLC	107,613,597
6,530,952	National Grid PLC	77,868,335
1,542,941	Reckitt Benckiser Group PLC	103,233,435
3,432,642	RELX PLC	119,894,253
2,497,270	Unilever PLC	118,272,256
		764,397,222
	United States - 14.3%
761,393	ARM Holdings PLC ADR*(1)	37,529,061
31,322	Booking Holdings, Inc.*	87,374,598
5,747,376	GSK PLC	102,457,097
254,686	Lululemon Athletica, Inc.*	100,213,847
4,481	Nestle SA	483,226
472,905	Roche Holding AG	121,872,141
1,334,174	Sanofi SA	121,151,318
828,238	Schneider Electric SE	127,430,462
		698,511,750
	Total Common Stocks (cost $4,728,044,673)	$ 4,660,334,891
PREFERRED STOCKS - 1.5%
	Germany - 1.5%
860,897	Dr Ing hc F Porsche AG (Preference Shares)(2)(3)	$ 75,453,341
	Total Preferred Stocks (cost $77,424,419)	$ 75,453,341
	Total Long-Term Investments (cost $4,805,469,092)	$ 4,735,788,232
SHORT-TERM INVESTMENTS - 3.8%
	Other Investment Pools & Funds - 3.1%
150,871,309	Morgan Stanley Institutional Liquidity Funds, Treasury Portfolio, Institutional Class, 5.25%(4)	$ 150,871,309
	Securities Lending Collateral - 0.7%
5,201,257	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 5.26%(4)	5,201,257
17,337,523	HSBC U.S. Government Money Market Fund, Institutional Class, 5.29%(4)	17,337,523

The accompanying notes are an integral part of these financial statements.
81

Hartford Schroders International Stock Fund
Schedule of Investments – (continued)
October 31, 2023

Shares or Principal Amount			Market Value†
SHORT-TERM INVESTMENTS - 3.8% - (continued)
	Securities Lending Collateral - 0.7% - (continued)
5,201,257	Invesco Government & Agency Portfolio, Institutional Class, 5.28%(4)		$ 5,201,257
5,201,257	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 5.26%(4)		5,201,257
			32,941,294
	Total Short-Term Investments (cost $183,812,603)		$ 183,812,603
	Total Investments (cost $4,989,281,695)	100.8%	$ 4,919,600,835
	Other Assets and Liabilities	(0.8)%	(37,104,648)
	Total Net Assets	100.0%	$ 4,882,496,187
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by Hartford Funds Management Company, LLC in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.
Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

*	Non-income producing.
(1)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.
(2)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At October 31, 2023, the aggregate value of this security was $75,453,341, representing 1.5% of net assets.
(3)	Currently no rate available.
(4)	Current yield as of period end.
†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of October 31, 2023 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Australia	$ 101,327,306	$ —	$ 101,327,306	$ —
Austria	96,623,646	—	96,623,646	—
Brazil	154,774,860	154,774,860	—	—
China	204,097,457	—	204,097,457	—
Denmark	237,678,838	—	237,678,838	—
France	244,529,418	—	244,529,418	—
Germany	351,131,134	—	351,131,134	—
Hong Kong	121,234,571	—	121,234,571	—
India	115,228,097	—	115,228,097	—
Italy	70,185,164	—	70,185,164	—
Japan	593,349,385	—	593,349,385	—
Netherlands	295,641,957	—	295,641,957	—
South Korea	153,276,212	—	153,276,212	—
Spain	90,101,214	—	90,101,214	—
Sweden	76,554,952	—	76,554,952	—
Switzerland	166,045,739	—	166,045,739	—
Taiwan	125,645,969	—	125,645,969	—
United Kingdom	764,397,222	—	764,397,222	—
United States	698,511,750	225,117,506	473,394,244	—
Preferred Stocks	75,453,341	—	75,453,341	—
Short-Term Investments	183,812,603	183,812,603	—	—
Total	$ 4,919,600,835	$ 563,704,969	$ 4,355,895,866	$ —

(1)	For the year ended October 31, 2023, there were no transfers in and out of Level 3.
The accompanying notes are an integral part of these financial statements.
82

Hartford Schroders Sustainable Core Bond Fund
Schedule of Investments
October 31, 2023

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 1.9%
	Other Asset-Backed Securities - 1.9%
$ 486,000	Cedar Funding VI CLO Ltd. 6.73%, 04/20/2034, 3 mo. USD Term SOFR + 1.31%(1)(2)	$ 479,760
475,911	Dewolf Park CLO Ltd. 6.58%, 10/15/2030, 3 mo. USD Term SOFR + 1.18%(1)(2)	473,526
518,346	GoldenTree Loan Management U.S. CLO 2 Ltd. 6.59%, 11/20/2030, 3 mo. USD Term SOFR + 1.17%(1)(2)	515,837
781,994	Madison Park Funding XVIII Ltd. 6.61%, 10/21/2030, 3 mo. USD Term SOFR + 1.20%(1)(2)	778,630
578,586	Madison Park Funding XXVI Ltd. 6.85%, 07/29/2030, 3 mo. USD Term SOFR + 1.20%(1)(2)	577,778
220,067	Octagon Investment Partners 30 Ltd. 6.68%, 03/17/2030, 3 mo. USD Term SOFR + 1.26%(1)(2)	218,990
		3,044,521
	Whole Loan Collateral CMO - 0.0%
	Towd Point Mortgage Trust
953	2.75%, 04/25/2057(1)(3)	947
34,113	2.75%, 06/25/2057(1)(3)	32,139
28,491	2.75%, 07/25/2057(1)(3)	27,820
		60,906
	Total Asset & Commercial Mortgage-Backed Securities (cost $3,124,810)	$ 3,105,427
CORPORATE BONDS - 43.3%
	Auto Manufacturers - 1.1%
636,000	General Motors Financial Co., Inc. 1.50%, 06/10/2026	$ 561,407
1,325,000	Hyundai Capital America 1.50%, 06/15/2026(1)	1,175,528
		1,736,935
	Auto Parts & Equipment - 0.7%
	Magna International, Inc.
53,000	4.15%, 10/01/2025	51,465
1,109,000	5.98%, 03/21/2026	1,109,340
		1,160,805
	Beverages - 1.0%
1,417,000	Bacardi Ltd./Bacardi-Martini BV 5.40%, 06/15/2033(1)	1,297,044
433,000	JDE Peet's NV 1.38%, 01/15/2027(1)	372,025
		1,669,069
	Commercial Banks - 13.5%
320,000	AIB Group PLC 6.61%, 09/13/2029, (6.61% fixed rate until 09/13/2028; 6 mo. USD SOFR + 2.33% thereafter)(1)(4)	313,148
600,000	Banco Santander SA 6.61%, 11/07/2028	600,254
	Bank of America Corp.
612,000	2.69%, 04/22/2032, (2.69% fixed rate until 04/22/2031; 6 mo. USD SOFR + 1.32% thereafter)(4)	470,171
822,000	3.25%, 10/21/2027	743,016
512,000	3.50%, 04/19/2026	483,290
606,000	3.85%, 03/08/2037, (3.85% fixed rate until 03/08/2032; 5 yr. USD CMT + 2.00% thereafter)(4)	479,274
434,000	5.08%, 01/20/2027, (5.08% fixed rate until 01/20/2026; 6 mo. USD SOFR + 1.29% thereafter)(4)	422,560
285,000	Bank of Ireland Group PLC 4.50%, 11/25/2023(1)	284,302
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 43.3% - (continued)
	Commercial Banks - 13.5% - (continued)
	Barclays PLC
$ 1,136,000	3.56%, 09/23/2035, (3.56% fixed rate until 09/23/2030; 5 yr. USD CMT + 2.90% thereafter)(4)	$ 857,028
448,000	6.49%, 09/13/2029, (6.49% fixed rate until 09/13/2028; 6 mo. USD SOFR + 2.22% thereafter)(4)	437,000
506,000	6.50%, 09/13/2027, (6.50% fixed rate until 09/13/2026; 6 mo. USD SOFR + 1.88% thereafter)(4)	501,216
444,000	7.33%, 11/02/2026, (7.33% fixed rate until 11/02/2025; 1 yr. USD CMT + 3.05% thereafter)(4)	449,112
709,000	Citibank NA 5.80%, 09/29/2028	700,630
	Citigroup, Inc.
1,526,000	3.20%, 10/21/2026	1,406,847
56,000	4.30%, 11/20/2026	52,622
1,227,000	Goldman Sachs Group, Inc. 4.48%, 08/23/2028, (4.48% fixed rate until 08/23/2027; 6 mo. USD SOFR + 1.73% thereafter)(4)	1,149,247
	Lloyds Banking Group PLC
1,312,000	1.63%, 05/11/2027, (1.63% fixed rate until 05/11/2026; 1 yr. USD CMT + 0.85% thereafter)(4)	1,161,968
280,000	2.44%, 02/05/2026, (2.44% fixed rate until 02/05/2025; 1 yr. USD CMT + 1.00% thereafter)(4)	265,415
555,000	3.75%, 03/18/2028, (3.75% fixed rate until 03/18/2027; 1 yr. USD CMT + 1.80% thereafter)(4)	506,033
828,000	Macquarie Group Ltd. 1.63%, 09/23/2027, (1.63% fixed rate until 09/23/2026; 6 mo. USD SOFR + 0.91% thereafter)(1)(4)	720,343
791,000	Morgan Stanley 2.63%, 02/18/2026, (2.63% fixed rate until 02/18/2025; 6 mo. USD SOFR + 0.94% thereafter)(4)	753,077
640,000	National Securities Clearing Corp. 5.00%, 05/30/2028(1)	621,624
	NatWest Group PLC
1,062,000	3.07%, 05/22/2028, (3.07% fixed rate until 05/22/2027; 1 yr. USD CMT + 2.55% thereafter)(4)	939,758
282,000	7.47%, 11/10/2026, (7.47% fixed rate until 11/10/2025; 1 yr. USD CMT + 2.85% thereafter)(4)	286,927
	PNC Financial Services Group, Inc.
726,000	5.58%, 06/12/2029, (5.58% fixed rate until 06/12/2028; 6 mo. USD SOFR + 1.84% thereafter)(4)	695,488
589,000	5.94%, 08/18/2034, (5.94% fixed rate until 08/18/2033; 6 mo. USD SOFR + 1.95% thereafter)(4)	550,107
316,000	6.88%, 10/20/2034, (6.88% fixed rate until 10/20/2033; 6 mo. USD SOFR + 2.28% thereafter)(4)	316,297
	Santander U.K. Group Holdings PLC
400,000	1.09%, 03/15/2025, (1.09% fixed rate until 03/15/2024; 6 mo. USD SOFR + 0.79% thereafter)(4)	390,627
805,000	1.67%, 06/14/2027, (1.67% fixed rate until 06/14/2026; 6 mo. USD SOFR + 0.99% thereafter)(4)	701,522
408,000	Truist Financial Corp. 7.16%, 10/30/2029, (7.16% fixed rate until 10/30/2028; 6 mo. USD SOFR + 2.45% thereafter)(4)	410,515

The accompanying notes are an integral part of these financial statements.
83

Hartford Schroders Sustainable Core Bond Fund
Schedule of Investments – (continued)
October 31, 2023

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 43.3% - (continued)
	Commercial Banks - 13.5% - (continued)
	U.S. Bancorp
$ 424,000	5.78%, 06/12/2029, (5.78% fixed rate until 06/12/2028; 2 mo. USD SOFR + 2.02% thereafter)(4)	$ 407,900
479,000	5.84%, 06/12/2034, (5.84% fixed rate until 06/10/2033; 6 mo. USD SOFR + 2.26% thereafter)(4)	442,318
386,000	UniCredit SpA 3.13%, 06/03/2032, (3.13% fixed rate until 06/03/2031; 1 yr. USD CMT + 1.55% thereafter)(1)(4)	289,731
	Wells Fargo & Co.
1,831,000	2.39%, 06/02/2028, (2.39% fixed rate until 06/02/2027; 6 mo. USD SOFR + 2.10% thereafter)(4)	1,596,611
527,000	4.81%, 07/25/2028, (4.81% fixed rate until 07/25/2027; 6 mo. USD SOFR + 1.98% thereafter)(4)	498,756
1,117,000	5.57%, 07/25/2029, (5.57% fixed rate until 07/25/2028; 2 mo. USD SOFR + 1.74% thereafter)(4)	1,076,462
		21,981,196
	Commercial Services - 0.5%
282,000	Quanta Services, Inc. 0.95%, 10/01/2024	268,666
697,000	S&P Global, Inc. 2.70%, 03/01/2029	604,711
		873,377
	Diversified Financial Services - 1.1%
929,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust 3.30%, 01/30/2032	720,876
405,000	Ally Financial, Inc. 2.20%, 11/02/2028	311,115
	Capital One Financial Corp.
435,000	3.27%, 03/01/2030, (3.27% fixed rate until 03/01/2029; 6 mo. USD SOFR + 1.79% thereafter)(4)	356,928
365,000	7.62%, 10/30/2031, (7.62% fixed rate until 10/30/2030; 6 mo. USD SOFR + 3.07% thereafter)(4)	365,267
		1,754,186
	Electric - 3.5%
863,000	AES Corp. 5.45%, 06/01/2028	824,460
	Enel Finance International NV
1,039,000	1.88%, 07/12/2028(1)	852,051
280,000	4.63%, 06/15/2027(1)	264,670
531,000	7.50%, 10/14/2032(1)	549,974
717,000	Pacific Gas & Electric Co. 6.15%, 01/15/2033	661,274
1,827,000	Public Service Enterprise Group, Inc. 1.60%, 08/15/2030	1,373,867
559,000	Sempra 3.70%, 04/01/2029	495,764
643,000	Southern California Edison Co. 5.30%, 03/01/2028	628,930
		5,650,990
	Entertainment - 0.4%
	Warnermedia Holdings, Inc.
380,000	3.76%, 03/15/2027	350,060
381,000	5.05%, 03/15/2042	283,680
		633,740
	Environmental Control - 1.5%
1,309,000	Republic Services, Inc. 2.38%, 03/15/2033	980,284
1,472,000	Waste Management, Inc. 4.63%, 02/15/2030	1,385,255
		2,365,539
	Healthcare - Products - 0.0%
39,000	Boston Scientific Corp. 3.45%, 03/01/2024	38,656
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 43.3% - (continued)
	Healthcare - Services - 0.2%
$ 11,000	Elevance Health, Inc. 4.10%, 03/01/2028	$ 10,281
335,000	Humana, Inc. 3.70%, 03/23/2029	303,159
		313,440
	Household Products - 0.2%
326,000	Kenvue, Inc. 5.35%, 03/22/2026	324,824
	Insurance - 1.8%
2,000	Aflac, Inc. 6.45%, 08/15/2040	1,910
513,000	Corebridge Financial, Inc. 3.65%, 04/05/2027	470,059
701,000	Equitable Financial Life Global Funding 1.40%, 08/27/2027(1)	586,591
100,000	Equitable Holdings, Inc. 4.35%, 04/20/2028	91,579
877,000	Guardian Life Global Funding 3.25%, 03/29/2027(1)	806,234
325,000	Metropolitan Life Global Funding I 5.15%, 03/28/2033(1)	298,082
624,000	Willis North America, Inc. 4.65%, 06/15/2027	594,149
		2,848,604
	IT Services - 0.3%
859,000	Dell International LLC/EMC Corp. 3.38%, 12/15/2041	555,890
	Media - 0.9%
	Charter Communications Operating LLC/Charter Communications Operating Capital
1,199,000	2.25%, 01/15/2029	971,488
856,000	3.50%, 06/01/2041	515,338
36,000	Discovery Communications LLC 3.63%, 05/15/2030	30,033
		1,516,859
	Mining - 0.4%
831,000	Anglo American Capital PLC 2.25%, 03/17/2028(1)	704,196
	Oil & Gas - 1.2%
52,000	Cenovus Energy, Inc. 6.75%, 11/15/2039	50,427
766,000	Ovintiv, Inc. 5.65%, 05/15/2028	744,073
	Phillips 66 Co.
524,000	3.75%, 03/01/2028	482,827
756,000	4.95%, 12/01/2027	734,722
		2,012,049
	Pharmaceuticals - 2.2%
	AbbVie, Inc.
778,000	3.20%, 11/21/2029	678,537
108,000	3.85%, 06/15/2024	106,538
42,000	Becton Dickinson & Co. 3.73%, 12/15/2024	40,969
1,624,000	Cigna Group 5.69%, 03/15/2026	1,617,001
	CVS Health Corp.
41,000	4.30%, 03/25/2028	38,435
1,073,000	5.13%, 02/21/2030	1,014,796
		3,496,276
	Pipelines - 2.5%
	Columbia Pipelines Operating Co. LLC
39,000	5.93%, 08/15/2030(1)	37,706
656,000	6.04%, 11/15/2033(1)	624,124
591,000	Enbridge, Inc. 5.70%, 03/08/2033	553,616
552,000	Energy Transfer LP 6.55%, 12/01/2033	545,071
167,000	MPLX LP 5.00%, 03/01/2033	148,237
	Plains All American Pipeline LP/PAA Finance Corp.
219,000	3.55%, 12/15/2029	186,249
810,000	3.80%, 09/15/2030	683,770
1,304,000	TransCanada PipeLines Ltd. 6.20%, 03/09/2026	1,303,302
		4,082,075

The accompanying notes are an integral part of these financial statements.
84

Hartford Schroders Sustainable Core Bond Fund
Schedule of Investments – (continued)
October 31, 2023

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 43.3% - (continued)
	Real Estate Investment Trusts - 3.7%
$ 450,000	Alexandria Real Estate Equities, Inc. 2.00%, 05/18/2032	$ 317,414
	American Tower Corp.
489,000	2.40%, 03/15/2025	464,336
866,000	3.65%, 03/15/2027	797,680
	Boston Properties LP
551,000	2.45%, 10/01/2033	358,988
1,057,000	3.40%, 06/21/2029	856,450
	Crown Castle, Inc.
158,000	3.20%, 09/01/2024	154,285
706,000	3.80%, 02/15/2028	637,032
433,000	Equinix, Inc. 3.90%, 04/15/2032	361,103
291,000	ERP Operating LP 3.00%, 07/01/2029	250,036
144,000	Healthcare Realty Holdings LP 2.40%, 03/15/2030	109,321
725,000	Kimco Realty OP LLC 2.70%, 10/01/2030	571,617
1,063,000	Sabra Health Care LP 3.20%, 12/01/2031	781,716
412,000	VICI Properties LP 4.95%, 02/15/2030	367,290
		6,027,268
	Retail - 1.0%
872,000	AutoZone, Inc. 6.55%, 11/01/2033	876,603
441,000	Genuine Parts Co. 2.75%, 02/01/2032	332,974
414,000	Tractor Supply Co. 5.25%, 05/15/2033	379,805
		1,589,382
	Semiconductors - 0.2%
261,000	Qorvo, Inc. 1.75%, 12/15/2024(1)	246,117
	Software - 1.2%
	Oracle Corp.
1,344,000	4.65%, 05/06/2030	1,233,412
522,000	4.90%, 02/06/2033	469,632
166,000	Take-Two Interactive Software, Inc. 3.70%, 04/14/2027	154,575
140,000	VMware, Inc. 2.20%, 08/15/2031	103,750
		1,961,369
	Telecommunications - 2.5%
999,000	AT&T, Inc. 5.40%, 02/15/2034	918,733
613,000	Rogers Communications, Inc. 3.20%, 03/15/2027	557,500
	T-Mobile USA, Inc.
895,000	3.88%, 04/15/2030	780,502
666,000	5.05%, 07/15/2033	603,290
497,000	5.75%, 01/15/2034	472,652
	Verizon Communications, Inc.
199,000	3.15%, 03/22/2030	167,256
557,000	4.33%, 09/21/2028	518,877
		4,018,810
	Water - 1.7%
950,000	American Water Capital Corp. 4.45%, 06/01/2032	856,477
1,880,000	United Utilities PLC 6.88%, 08/15/2028	1,943,381
		2,799,858
	Total Corporate Bonds (cost $77,088,390)	$ 70,361,510
MUNICIPAL BONDS - 2.4%
	General - 0.1%
200,000	Philadelphia Auth for Industrial Dev, PA, Rev 3.96%, 04/15/2026	$ 194,392
	Power - 0.7%
1,175,000	Louisiana Local Government Environmental Facs & Community Dev Auth, LA, Rev 4.15%, 02/01/2033	1,089,680
Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 2.4% - (continued)
	Tobacco - 1.0%
$ 1,935,000	Golden State Tobacco Securitization Corp., CA, Rev, (ST APPROP Insured) 3.00%, 06/01/2046	$ 1,706,050
	Utilities - 0.6%
335,146	Oklahoma Dev Finance Auth, OK, Rev 3.88%, 05/01/2037	310,440
	Texas Natural Gas Securitization Finance Corp., TX, Rev
395,000	5.10%, 04/01/2035	382,268
330,000	5.17%, 04/01/2041	305,103
		997,811
	Total Municipal Bonds (cost $4,174,068)	$ 3,987,933
U.S. GOVERNMENT AGENCIES - 30.3%
	Mortgage-Backed Agencies - 30.3%
	Federal Home Loan Mortgage Corp. - 13.4%
1,747,909	2.00%, 03/01/2052	$ 1,285,397
1,089,630	2.50%, 11/01/2051	838,581
1,671,041	2.50%, 09/01/2052	1,285,496
1,421,630	3.00%, 04/01/2052	1,140,545
1,950,939	3.50%, 05/01/2052	1,628,263
1,229,778	4.00%, 06/01/2052	1,064,323
2,734,317	4.50%, 07/25/2033(3)	2,500,069
1,437,843	4.50%, 08/25/2033(3)	1,313,837
705,929	4.50%, 08/01/2052	631,784
817,894	4.50%, 09/01/2052	731,959
1,902,000	4.90%, 01/25/2034	1,789,572
2,204,876	5.00%, 08/01/2052	2,035,737
1,551,393	5.00%, 09/01/2052	1,432,261
1,896,592	5.00%, 11/01/2052	1,750,663
1,627,321	5.50%, 01/01/2053	1,546,094
779,503	6.00%, 01/01/2053	761,973
		21,736,554
	Federal National Mortgage Association - 11.3%
850,466	2.00%, 08/01/2051	627,965
2,514,789	2.00%, 10/01/2051	1,853,534
3,050,390	2.00%, 03/01/2052	2,253,538
2,104,533	2.50%, 11/01/2051	1,619,962
2,272,359	2.50%, 12/01/2051	1,748,858
1,146,026	2.50%, 05/01/2052	885,240
812,911	3.00%, 07/01/2052	652,383
1,946,723	3.50%, 05/01/2052	1,626,217
1,445,347	4.00%, 06/01/2052	1,251,650
1,567,367	4.50%, 08/01/2052	1,402,651
1,678,387	5.00%, 08/01/2052	1,549,633
707,117	5.00%, 10/01/2052	652,763
1,601,146	5.50%, 01/01/2053	1,521,226
765,108	6.00%, 01/01/2053	748,390
		18,394,010
	Government National Mortgage Association - 5.6%
1,137,139	2.50%, 08/20/2051	907,927
1,589,665	3.00%, 04/20/2052	1,313,095
836,453	5.50%, 12/20/2052	801,924
1,996,146	5.50%, 05/20/2053	1,911,895
499,258	5.50%, 06/20/2053	478,172
985,968	5.50%, 07/20/2053	944,293
2,398,986	6.00%, 12/20/2052	2,354,954
486,395	6.00%, 06/20/2053	477,311
		9,189,571
	Total U.S. Government Agencies (cost $53,940,042)	$ 49,320,135

The accompanying notes are an integral part of these financial statements.
85

Hartford Schroders Sustainable Core Bond Fund
Schedule of Investments – (continued)
October 31, 2023

Shares or Principal Amount			Market Value†
U.S. GOVERNMENT SECURITIES - 21.4%
	U.S. Treasury Securities - 21.4%
	U.S. Treasury Bonds - 11.9%
$ 5,060,000	2.88%, 05/15/2052		$ 3,403,443
4,750,000	3.00%, 08/15/2052		3,283,623
5,273,200	3.38%, 08/15/2042		4,101,973
2,393,000	3.63%, 02/15/2053		1,879,253
239,000	3.63%, 05/15/2053		187,764
4,858,000	3.88%, 02/15/2043		4,060,985
602,000	3.88%, 05/15/2043		502,670
2,200,000	4.00%, 11/15/2052		1,852,211
			19,271,922
	U.S. Treasury Notes - 9.5%
2,141,100	3.50%, 09/15/2025		2,079,292
1,133,000	3.75%, 04/15/2026		1,101,179
2,526,000	3.88%, 03/31/2025		2,478,638
287,000	3.88%, 08/15/2033		264,802
731,000	4.00%, 12/15/2025		715,552
238,000	4.00%, 02/15/2026		232,812
1,038,000	4.13%, 01/31/2025		1,022,917
521,000	4.13%, 06/15/2026		510,560
528,800	4.13%, 08/31/2030		505,004
904,000	4.25%, 12/31/2024		892,488
121,000	4.38%, 08/15/2026		119,270
171,000	4.38%, 08/31/2028		167,807
605,600	4.50%, 11/30/2024		599,615
2,871,000	4.50%, 11/15/2025		2,839,150
1,208,000	4.63%, 02/28/2025		1,197,430
381,000	4.75%, 07/31/2025		378,455
250,000	5.00%, 08/31/2025		249,443
176,000	5.00%, 09/30/2025		175,649
			15,530,063
	Total U.S. Government Securities (cost $39,762,919)		$ 34,801,985
	Total Long-Term Investments (cost $178,090,229)		$ 161,576,990
SHORT-TERM INVESTMENTS - 0.3%
	Other Investment Pools & Funds - 0.3%
413,874	Morgan Stanley Institutional Liquidity Funds, Treasury Portfolio, Institutional Class, 5.25%(5)		$ 413,874
	Total Short-Term Investments (cost $413,874)		$ 413,874
	Total Investments (cost $178,504,103)	99.6%	$ 161,990,864
	Other Assets and Liabilities	0.4%	674,835
	Total Net Assets	100.0%	$ 162,665,699
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

(1)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At October 31, 2023, the aggregate value of these securities was $13,148,918, representing 8.1% of net assets.
(2)	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2023. Base lending rates may be subject to a floor or cap.
(3)	Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.
(4)	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at October 31, 2023. Rate will reset at a future date. Base lending rates may be subject to a floor or cap.
(5)	Current yield as of period end.

Futures Contracts Outstanding at October 31, 2023
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long position contracts:
U.S. Treasury 2-Year Note Future	25	12/29/2023	$ 5,060,547	$ (30,516)
U.S. Treasury 10-Year Note Future	24	12/19/2023	2,548,125	(46,804)
U.S. Treasury Ultra Bond Future	6	12/19/2023	675,375	(91,888)
Total				$ (169,208)
The accompanying notes are an integral part of these financial statements.
86

Hartford Schroders Sustainable Core Bond Fund
Schedule of Investments – (continued)
October 31, 2023

Futures Contracts Outstanding at October 31, 2023 – (continued)
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Short position contracts:
U.S. Treasury 10-Year Ultra Future	35	12/19/2023	$ (3,808,984)	$ 133,713
Total futures contracts				$ (35,495)
† See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.
Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of October 31, 2023 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Asset & Commercial Mortgage-Backed Securities	$ 3,105,427	$ —	$ 3,105,427	$ —
Corporate Bonds	70,361,510	—	70,361,510	—
Municipal Bonds	3,987,933	—	3,987,933	—
U.S. Government Agencies	49,320,135	—	49,320,135	—
U.S. Government Securities	34,801,985	—	34,801,985	—
Short-Term Investments	413,874	413,874	—	—
Futures Contracts(2)	133,713	133,713	—	—
Total	$ 162,124,577	$ 547,587	$ 161,576,990	$ —
Liabilities
Futures Contracts(2)	$ (169,208)	$ (169,208)	$ —	$ —
Total	$ (169,208)	$ (169,208)	$ —	$ —

(1)	For the year ended October 31, 2023, there were no transfers in and out of Level 3.
(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.
The accompanying notes are an integral part of these financial statements.
87

Hartford Schroders Sustainable International Core Fund
Schedule of Investments
October 31, 2023

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.8%
	Australia - 2.5%
348	Rio Tinto Ltd.	$ 25,995
	Belgium - 0.5%
330	Azelis Group NV	5,628
	China - 7.8%
500	Alibaba Group Holding Ltd.*	5,148
3,000	BOC Hong Kong Holdings Ltd.	7,934
4,000	China Mengniu Dairy Co. Ltd.	13,061
5,800	China Pacific Insurance Group Co. Ltd. Class H	14,287
300	Contemporary Amperex Technology Co. Ltd. Class A	7,617
3,600	H World Group Ltd.*	13,532
1,000	Li Ning Co. Ltd.	3,064
2,600	Sany Heavy Industry Co. Ltd. Class A	5,141
800	WuXi AppTec Co. Ltd. Class H(1)	9,613
		79,397
	Denmark - 3.3%
349	Novo Nordisk AS Class B	33,670
	Finland - 2.5%
497	Neste OYJ	16,703
2,158	Outokumpu OYJ	8,855
		25,558
	France - 0.8%
443	Carrefour SA	7,767
	Germany - 7.4%
150	Beiersdorf AG	19,728
269	Puma SE	15,244
164	SAP SE	21,997
140	Siemens AG	18,578
		75,547
	Hong Kong - 1.0%
973	Prudential PLC	10,174
	India - 4.6%
437	HDFC Bank Ltd.	7,754
152	HDFC Bank Ltd. ADR	8,596
481	ICICI Bank Ltd. ADR	10,674
32,466	NHPC Ltd.	19,578
		46,602
	Indonesia - 1.2%
33,100	Bank Mandiri Persero Tbk. PT	11,825
	Ireland - 2.1%
2,347	Bank of Ireland Group PLC	21,033
	Italy - 1.0%
3,996	Intesa Sanpaolo SpA	10,413
	Japan - 19.7%
200	Asahi Intecc Co. Ltd.	3,361
300	Chugai Pharmaceutical Co. Ltd.	8,897
100	Cosmos Pharmaceutical Corp.	10,407
700	Dai-ichi Life Holdings, Inc.	14,787
100	Daikin Industries Ltd.	14,418
200	Harmonic Drive Systems, Inc.	4,332
1,100	Isuzu Motors Ltd.	12,266
300	JCR Pharmaceuticals Co. Ltd.	2,296
200	Makita Corp.	5,169
200	Nippon Shinyaku Co. Ltd.	8,111
100	Nitori Holdings Co. Ltd.	10,829
1,500	NTT Data Group Corp.	18,495
900	ORIX Corp.	16,368
600	Park24 Co. Ltd.*	6,759
200	Rorze Corp.	14,881
600	Suzuki Motor Corp.	23,287
Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.8% - (continued)
	Japan - 19.7% - (continued)
300	Toyota Industries Corp.	$ 22,234
100	Visional, Inc.*	4,902
		201,799
	Netherlands - 1.9%
46	ASM International NV	18,983
	Portugal - 1.2%
2,993	EDP - Energias de Portugal SA	12,578
	Singapore - 2.7%
400	DBS Group Holdings Ltd.	9,609
700	Oversea-Chinese Banking Corp. Ltd.	6,490
6,700	Singapore Telecommunications Ltd.	11,643
		27,742
	South Korea - 2.8%
434	Hana Financial Group, Inc.	12,619
43	NAVER Corp.	6,012
199	Samsung Electronics Co. Ltd.	9,905
		28,536
	Sweden - 5.6%
206	Holmen AB Class B	7,775
1,971	Skandinaviska Enskilda Banken AB Class A	21,995
620	SKF AB Class B	10,052
2,110	Svenska Handelsbanken AB Class A	17,989
		57,811
	Switzerland - 1.1%
156	Alcon, Inc.	11,166
	Taiwan - 4.4%
1,036	Giant Manufacturing Co. Ltd.	5,239
930	MediaTek, Inc.	24,272
175	Taiwan Semiconductor Manufacturing Co. Ltd. ADR	15,104
		44,615
	Thailand - 1.5%
20,400	Bangkok Dusit Medical Services PCL Class F	15,024
	United Kingdom - 13.7%
457	Burberry Group PLC	9,419
780	CNH Industrial NV	8,644
5,682	ConvaTec Group PLC(1)	14,102
1,699	Informa PLC	14,721
302	Reckitt Benckiser Group PLC	20,206
602	RELX PLC	21,026
856	SSE PLC	17,012
2,145	Standard Chartered PLC	16,446
463	Whitbread PLC	18,774
		140,350
	United States - 8.5%
100	CSL Ltd.	14,779
429	Newmont Corp.*	16,440
222	Sanofi SA	20,159
840	Stellantis NV	15,693
181	Swiss Re AG	19,777
		86,848
	Total Common Stocks (cost $1,040,082)	$ 999,061

The accompanying notes are an integral part of these financial statements.
88

Hartford Schroders Sustainable International Core Fund
Schedule of Investments – (continued)
October 31, 2023

Shares or Principal Amount			Market Value†
SHORT-TERM INVESTMENTS - 1.1%
	Other Investment Pools & Funds - 1.1%
11,431	Morgan Stanley Institutional Liquidity Funds, Treasury Portfolio, Institutional Class, 5.25%(2)		$ 11,431
	Total Short-Term Investments (cost $11,431)		$ 11,431
	Total Investments (cost $1,051,513)	98.9%	$ 1,010,492
	Other Assets and Liabilities	1.1%	11,749
	Total Net Assets	100.0%	$ 1,022,241
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by Hartford Funds Management Company, LLC in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.
Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

*	Non-income producing.
(1)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At October 31, 2023, the aggregate value of these securities was $23,715, representing 2.3% of net assets.
(2)	Current yield as of period end.
†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of October 31, 2023 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Australia	$ 25,995	$ —	$ 25,995	$ —
Belgium	5,628	—	5,628	—
China	79,397	—	79,397	—
Denmark	33,670	—	33,670	—
Finland	25,558	—	25,558	—
France	7,767	—	7,767	—
Germany	75,547	—	75,547	—
Hong Kong	10,174	—	10,174	—
India	46,602	19,270	27,332	—
Indonesia	11,825	—	11,825	—
Ireland	21,033	—	21,033	—
Italy	10,413	—	10,413	—
Japan	201,799	—	201,799	—
Netherlands	18,983	—	18,983	—
Portugal	12,578	—	12,578	—
Singapore	27,742	—	27,742	—
South Korea	28,536	—	28,536	—
Sweden	57,811	—	57,811	—
Switzerland	11,166	—	11,166	—
Taiwan	44,615	15,104	29,511	—
Thailand	15,024	—	15,024	—
United Kingdom	140,350	14,102	126,248	—
United States	86,848	16,440	70,408	—
Short-Term Investments	11,431	11,431	—	—
Total	$ 1,010,492	$ 76,347	$ 934,145	$ —

(1)	For the year ended October 31, 2023, there were no transfers in and out of Level 3.
The accompanying notes are an integral part of these financial statements.
89

Hartford Schroders Tax-Aware Bond Fund
Schedule of Investments
October 31, 2023

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 2.8%
	Commercial Banks - 1.9%
$ 2,185,000	AIB Group PLC 6.61%, 09/13/2029, (6.61% fixed rate until 09/13/2028; 6 mo. USD SOFR + 2.33% thereafter)(1)(2)	$ 2,138,214
2,800,000	Banco Santander SA 1.72%, 09/14/2027, (1.72% fixed rate until 09/14/2026; 1 yr. USD CMT + 0.90% thereafter)(2)	2,426,839
1,728,000	Barclays PLC 7.33%, 11/02/2026, (7.33% fixed rate until 11/02/2025; 1 yr. USD CMT + 3.05% thereafter)(2)	1,747,896
3,960,000	Lloyds Banking Group PLC 5.99%, 08/07/2027, (5.99% fixed rate until 08/07/2026; 1 yr. USD CMT + 1.48% thereafter)(2)	3,903,666
1,839,000	NatWest Group PLC 7.47%, 11/10/2026, (7.47% fixed rate until 11/10/2025; 1 yr. USD CMT + 2.85% thereafter)(2)	1,871,127
5,540,000	UniCredit SpA 1.98%, 06/03/2027, (1.98% fixed rate until 06/03/2026; 1 yr. USD CMT + 1.20% thereafter)(1)(2)	4,887,785
		16,975,527
	Diversified Financial Services - 0.8%
7,321,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust 2.45%, 10/29/2026	6,511,831
	Semiconductors - 0.1%
800,000	Qorvo, Inc. 1.75%, 12/15/2024(1)	754,381
	Total Corporate Bonds (cost $25,765,585)	$ 24,241,739
MUNICIPAL BONDS - 83.7%
	Alabama - 1.2%
5,775,000	Black Belt Energy Gas Dist, AL, Rev 5.25%, 12/01/2053	$ 5,818,378
5,020,000	Town of Pike Road, AL, GO 5.00%, 03/01/2052	5,064,621
		10,882,999
	California - 10.5%
955,000	Alameda Corridor Transportation Auth, CA, Rev, (AGM Insured) 5.00%, 10/01/2052	953,732
1,365,000	California Community Choice Financing Auth, CA, Rev 5.00%, 02/01/2054	1,359,823
2,845,000	Del Mar Union School Dist, CA, GO 4.00%, 08/01/2046	2,509,136
10,055,000	Elk Grove Unified School Dist, CA, GO 4.00%, 08/01/2048	8,604,633
2,600,000	Fresno Unified School Dist, CA, GO 4.00%, 08/01/2052	2,210,551
9,720,000	Golden State Tobacco Securitization Corp., CA, Rev, (ST APPROP Insured) 3.00%, 06/01/2046	8,569,926
1,000,000	Merced Union High School Dist, CA, GO 0.00%, 08/01/2034(3)	608,749
5,265,000	Oxnard School Dist, CA, GO, (BAM Insured) 4.25%, 08/01/2053	4,597,057
	Redwood City School Dist, CA, Rev
3,770,000	5.00%, 08/01/2048	3,908,124
3,375,000	5.00%, 08/01/2052	3,482,697
5,480,000	Regents of the University of California Medical Center Pooled, CA, Rev 4.00%, 05/15/2053	4,649,317
	Rialto Unified School Dist, CA, GO, (AGM Insured)
300,000	0.00%, 08/01/2029(3)	236,138
3,205,000	5.00%, 08/01/2052	3,210,268
730,000	San Diego County Regional Airport Auth, CA, Rev 5.00%, 07/01/2053	735,998
Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 83.7% - (continued)
	California - 10.5% - (continued)
$ 6,525,000	San Diego Housing Auth, Inc., CA, Rev 5.00%, 05/01/2057(4)	$ 6,610,163
340,000	San Diego Unified School Dist, CA, GO 4.55%, 07/01/2052	320,479
4,335,000	San Francisco Bay Area Rapid Transit Dist, CA, GO 4.25%, 08/01/2052	3,818,939
410,000	San Francisco Community College Dist, CA, GO 2.02%, 06/15/2029	340,402
12,960,000	San Mateo Foster City School Dist, CA, GO 4.00%, 08/01/2051	11,329,793
11,750,000	Sweetwater Union High School Dist, CA, GO 5.00%, 08/01/2052	11,859,738
3,805,000	Victor Valley Community College Dist, CA, GO 4.00%, 08/01/2050	3,254,651
7,640,000	Vista Unified School Dist, CA, GO, (BAM Insured) 5.25%, 08/01/2048	7,869,367
	Washington Township Health Care Dist, CA, GO, (AGM Insured)
430,000	4.50%, 08/01/2053	402,009
775,000	5.50%, 08/01/2053	812,565
		92,254,255
	Colorado - 2.2%
3,820,000	Adams County Housing Auth, CO, Rev 4.50%, 05/01/2042	3,819,947
3,495,000	City & County of Denver Airport System, CO, Rev 5.25%, 11/15/2053	3,580,448
11,715,000	City of Colorado Springs Utilities System, CO, Rev 4.00%, 11/15/2051	9,810,283
2,370,000	Colorado Housing & Finance Auth, CO, Rev, (GNMA/FNMA/FHLMC Insured) 3.50%, 05/01/2050	2,273,438
		19,484,116
	Connecticut - 0.2%
1,485,000	Connecticut Housing Finance Auth, CT, Rev, (GNMA/FNMA/FHLMC Insured) 4.25%, 05/15/2042	1,462,115
	District of Columbia - 0.7%
7,775,000	Dist of Columbia Water & Sewer Auth, DC, Rev 4.00%, 10/01/2047	6,595,662
	Florida - 1.6%
11,440,000	County of Broward Convention Center Hotel, FL, Rev 4.00%, 01/01/2051	9,395,223
2,110,000	County of Miami-Dade Water & Sewer System, FL, Rev 4.00%, 10/01/2051	1,723,677
	Florida Housing Finance Corp., FL, Rev, (GNMA/FNMA/FHLMC Insured)
260,000	3.00%, 07/01/2051	246,120
2,170,000	3.00%, 07/01/2052	2,033,364
550,000	3.50%, 07/01/2051	528,316
470,000	4.00%, 07/01/2049	461,929
		14,388,629
	Georgia - 2.8%
	Main Street Natural Gas, Inc., GA, Rev
3,945,000	4.00%, 08/01/2048	3,944,559
8,250,000	4.00%, 03/01/2050	8,014,326
1,520,000	4.00%, 05/01/2052	1,425,240
11,385,000	5.00%, 12/01/2053	11,298,566
		24,682,691
	Hawaii - 0.1%
585,000	City & County Honolulu Wastewater System, HI, Rev 5.25%, 07/01/2053	601,415

The accompanying notes are an integral part of these financial statements.
90

Hartford Schroders Tax-Aware Bond Fund
Schedule of Investments – (continued)
October 31, 2023

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 83.7% - (continued)
	Illinois - 1.3%
	Illinois Housing Dev Auth, IL, Rev, (GNMA/FNMA/FHLMC/COLL Insured)
$ 3,840,000	3.00%, 04/01/2051	$ 3,589,599
2,425,000	3.00%, 10/01/2051	2,266,356
4,230,000	3.75%, 04/01/2050	4,068,705
1,055,000	3.75%, 04/01/2050	1,016,940
810,000	4.50%, 10/01/2048	798,626
90,000	Metropolitan Pier & Exposition Auth, IL, Rev, (NATL Insured) 0.00%, 06/15/2028(3)	72,515
		11,812,741
	Indiana - 0.6%
	Indiana Housing & Community Dev Auth, IN, Rev, (GNMA/FNMA/FHLMC Insured)
1,205,000	3.00%, 07/01/2050	1,136,201
495,000	4.00%, 07/01/2048	485,384
4,255,000	Indianapolis Local Public Improvement Bond Bank, IN, Rev 5.00%, 01/01/2053	4,077,543
		5,699,128
	Iowa - 1.0%
	Iowa Finance Auth, IA, Rev, (GNMA/FNMA/FHLMC Insured)
6,300,000	3.00%, 07/01/2051	5,842,592
495,000	3.25%, 07/01/2050	470,529
410,000	4.00%, 07/01/2048	402,180
2,040,000	5.25%, 07/01/2053	2,055,419
		8,770,720
	Kentucky - 0.7%
6,080,000	Kentucky Public Energy Auth, KY, Rev 4.00%, 12/01/2049	5,974,097
	Louisiana - 2.0%
210,000	Louisiana Housing Corp., LA, Rev 4.50%, 12/01/2047	207,394
12,250,000	Louisiana Local Government Environmental Facs & Community Dev Auth, LA, Rev 2.50%, 04/01/2036	9,089,490
8,135,000	Louisiana Stadium & Exposition Dist, LA, Rev 5.25%, 07/01/2053	8,148,182
		17,445,066
	Maryland - 0.2%
1,875,000	Maryland State Transportation Auth, MD, Rev 4.00%, 07/01/2050	1,560,587
	Massachusetts - 1.3%
	Commonwealth of Massachusetts, MA, GO
685,000	3.00%, 02/01/2048	460,163
4,040,000	5.00%, 05/01/2053	4,076,058
8,095,000	Massachusetts Bay Transportation Auth Sales Tax, MA, Rev 4.00%, 07/01/2053	6,677,327
		11,213,548
	Michigan - 5.2%
	Cedar Springs Public School Dist, MI, GO, (Q-SBLF Insured)
1,325,000	4.50%, 05/01/2049	1,185,611
1,000,000	5.00%, 05/01/2051	971,196
5,225,000	Ferndale Public Schools, MI, GO, (Q-SBLF Insured) 5.00%, 05/01/2053	5,097,931
	Grosse Ile Township School Dist, MI, GO, (Q-SBLF Insured)
3,685,000	5.00%, 05/01/2049	3,581,837
4,265,000	5.00%, 05/01/2052	4,108,664
2,080,000	Southfield Public Schools, MI, GO, (Q-SBLF Insured) 5.00%, 05/01/2053	2,014,116
Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 83.7% - (continued)
	Michigan - 5.2% - (continued)
$ 2,615,000	State of Michigan Trunk Line, MI, Rev 4.00%, 11/15/2038	$ 2,409,995
15,180,000	Troy School Dist, MI, GO, (Q-SBLF Insured) 5.00%, 05/01/2052	15,260,516
10,770,000	Wayne County Airport Auth, MI, Rev, (AGM Insured) 5.25%, 12/01/2048	10,963,637
		45,593,503
	Minnesota - 1.4%
1,305,000	Hennepin County Housing & Redev Auth, MN, Rev, (HUD SECT 8 FHA 221(D)(4)) 4.65%, 10/01/2026	1,304,489
1,160,000	Housing & Redev Auth of The City of St Paul Minnesota, MN, Rev, (HUD SECT 8) 3.50%, 12/01/2025	1,150,008
2,055,000	Minneapolis-St Paul Metropolitan Airports Commission, MN, Rev 4.25%, 01/01/2052	1,735,929
8,500,000	Minnesota Housing Finance Agency, MN, Rev, (GNMA/FNMA/FHLMC Insured) 3.00%, 01/01/2051	8,055,159
		12,245,585
	Mississippi - 0.1%
1,115,000	Mississippi Home Corp., MS, Rev, (GNMA/FNMA/FHLMC Insured) 3.25%, 12/01/2050	1,062,834
	Missouri - 0.7%
	Missouri Housing Dev Commission, MO, Rev, (GNMA/FNMA/FHLMC Insured)
1,470,000	3.25%, 05/01/2051	1,393,723
920,000	3.50%, 11/01/2050	880,239
1,010,000	4.25%, 05/01/2049	992,929
870,000	4.75%, 05/01/2049	863,069
2,505,000	St. Charles County Francis Howell R-III School Dist, MO, GO 2.00%, 03/01/2037	1,685,098
		5,815,058
	Nebraska - 0.4%
	Nebraska Investment Finance Auth, NE, Rev, (GNMA/FNMA/FHLMC Insured)
3,045,000	3.00%, 09/01/2050	2,863,800
630,000	4.00%, 09/01/2048	615,812
		3,479,612
	Nevada - 0.2%
	Nevada Housing Division, NV, Rev, (GNMA/FNMA/FHLMC Insured)
745,000	3.00%, 04/01/2051	700,098
855,000	4.00%, 10/01/2049	832,811
		1,532,909
	New Jersey - 0.2%
	New Jersey Transportation Trust Fund Auth, NJ, Rev
140,000	4.00%, 06/15/2035	132,238
1,330,000	5.00%, 12/15/2028	1,389,456
		1,521,694
	New Mexico - 0.9%
	New Mexico Mortgage Finance Auth, NM, Rev, (GNMA/FNMA/FHLMC Insured)
3,395,000	3.00%, 01/01/2051	3,189,044
3,520,000	3.00%, 01/01/2052	3,291,311
1,415,000	4.00%, 01/01/2049	1,382,074
		7,862,429

The accompanying notes are an integral part of these financial statements.
91

Hartford Schroders Tax-Aware Bond Fund
Schedule of Investments – (continued)
October 31, 2023

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 83.7% - (continued)
	New York - 7.1%
$ 8,185,000	City of New York, NY, GO 4.00%, 04/01/2050	$ 6,881,440
	New York City Municipal Water Finance Auth, NY, Rev
3,960,000	5.25%, 06/15/2047	4,093,847
7,450,000	5.25%, 06/15/2053	7,660,808
	New York City Transitional Finance Auth, Future Tax Secured, NY, Rev
2,085,000	4.00%, 08/01/2048	1,760,823
13,810,000	4.00%, 02/01/2051	11,571,819
1,105,000	New York City Transitional Finance Auth, NY, Rev 4.38%, 05/01/2053	962,938
6,075,000	New York State Dormitory Auth, NY, Rev 3.00%, 03/15/2038	4,730,998
1,815,000	New York State Environmental Facs Corp., NY, Rev 5.25%, 09/15/2052	1,873,410
475,000	New York Transportation Dev Corp., NY, Rev 5.00%, 12/01/2028	488,028
1,190,000	Rockland County Industrial Dev Agency, NY, Rev, (HUD SECT 8) 4.65%, 05/01/2027	1,189,489
11,095,000	Triborough Bridge & Tunnel Auth Sales Tax, NY, Rev 5.00%, 05/15/2053	11,110,271
	Triborough Bridge & Tunnel Auth, NY, Rev
6,030,000	4.13%, 05/15/2052	5,188,779
4,740,000	5.00%, 05/15/2051	4,692,326
		62,204,976
	North Carolina - 0.2%
1,485,000	Asheville Housing Auth, NC, Rev, (HUD SECT 8) 5.00%, 11/01/2026	1,493,823
	Ohio - 1.1%
	Ohio Housing Finance Agency, OH, Rev
380,000	3.00%, 03/01/2052	356,683
2,685,000	3.25%, 03/01/2050	2,553,452
3,325,000	4.50%, 09/01/2048	3,284,235
	Ohio State University, OH, Rev
5,000	5.00%, 12/01/2030	5,395
5,000	5.00%, 12/01/2031	5,440
	Ohio Turnpike & Infrastructure Commission, OH, Rev
1,680,000	0.00%, 02/15/2038(3)	818,421
1,395,000	0.00%, 02/15/2041(3)	562,200
1,910,000	Ohio Water Dev Auth Water Pollution Control Loan Fund, OH, Rev 5.00%, 12/01/2037	2,026,797
		9,612,623
	Oklahoma - 0.1%
820,000	Oklahoma Housing Finance Agency, OK, Rev, (GNMA/FNMA/FHLMC Insured) 4.00%, 03/01/2050	794,134
	Pennsylvania - 0.7%
850,000	Allegheny County Sanitary Auth, PA, Rev 5.00%, 06/01/2053	837,511
4,000,000	Bucks County Water & Sewer Auth, PA, Rev, (AGM Insured) 4.25%, 12/01/2047	3,529,138
635,000	Commonwealth Financing Auth, PA, Rev 5.00%, 06/01/2032	649,861
1,295,000	Geisinger Auth, PA, Rev 5.00%, 02/15/2032	1,317,483
		6,333,993
	South Carolina - 4.2%
12,950,000	Grand Strand Water & Sewer Auth, SC, Rev 4.00%, 06/01/2051	10,729,044
	Patriots Energy Group Financing Agency, SC, Rev
6,425,000	4.00%, 10/01/2048	6,402,989
Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 83.7% - (continued)
	South Carolina - 4.2% - (continued)
$ 19,395,000	5.25%, 10/01/2054	$ 19,306,320
250,000	Tobacco Settlement Management Auth, SC, Rev 6.38%, 05/15/2030	280,696
		36,719,049
	Tennessee - 1.7%
3,515,000	County of Putnam, TN, GO 2.00%, 04/01/2037	2,385,762
340,000	Jackson Health Educational & Housing Facility Board, TN, Rev, (HUD SECT 8) 3.00%, 12/01/2026	335,071
2,540,000	Knoxville's Community Dev Corp., TN, Rev, (HUD SECT 8) 4.25%, 10/01/2024	2,529,504
	Metropolitan Nashville Airport Auth, TN, Rev
250,000	5.00%, 07/01/2049	241,587
1,745,000	5.00%, 07/01/2052	1,675,759
7,910,000	Tennergy Corp., TN, Rev 4.00%, 12/01/2051	7,457,635
775,000	Tennessee Housing Dev Agency, TN, Rev 4.50%, 07/01/2049	764,725
		15,390,043
	Texas - 31.9%
3,815,000	Alvarado Independent School Dist, TX, GO, (PSF-GTD Insured) 4.00%, 02/15/2052	3,114,778
	Arlington Higher Education Finance Corp., TX, Rev, (PSF-GTD Insured)
4,530,000	4.25%, 12/01/2048	3,749,588
1,655,000	4.25%, 12/01/2053	1,339,517
3,605,000	4.38%, 08/15/2052	3,128,496
3,770,000	5.00%, 08/15/2033	3,944,983
1,245,000	5.00%, 08/15/2048	1,222,347
	Bexar County Hospital Dist, TX, GO
3,975,000	4.25%, 02/15/2052	3,419,421
8,700,000	4.25%, 02/15/2053	7,424,421
1,825,000	Bexar County Housing Finance Corp., TX, Rev 4.05%, 03/01/2028	1,786,135
5,975,000	Bullard Independent School Dist, TX, GO, (PSF-GTD Insured) 4.00%, 02/15/2052	4,912,808
2,645,000	Chapel Hill Independent School Dist, TX, GO, (PSF-GTD Insured) 5.00%, 02/15/2048	2,677,491
745,000	Cleburne Independent School Dist, TX, GO, (PSF-GTD Insured) 3.00%, 02/15/2046	499,549
	Clifton Higher Education Finance Corp., TX, Rev, (PSF-GTD Insured)
3,375,000	4.25%, 04/01/2053	2,759,815
810,000	5.00%, 08/15/2029	857,437
4,515,000	College of the Mainland, TX, GO 4.00%, 08/15/2049	3,639,262
8,130,000	Columbia-Brazoria Independent School Dist, TX, GO, (PSF-GTD Insured) 4.00%, 02/01/2053	6,793,377
	Community Independent School Dist, TX, GO, (PSF-GTD Insured)
2,085,000	5.00%, 02/15/2048	2,112,164
5,755,000	5.00%, 02/15/2053	5,808,669
320,000	Crandall Independent School Dist, TX, GO, (PSF-GTD Insured) 4.00%, 08/15/2052	263,489
5,030,000	Dallas Independent School Dist, TX, GO, (PSF-GTD Insured) 4.00%, 02/15/2053	4,197,064
13,715,000	Denison Independent School Dist, TX, GO, (PSF-GTD Insured) 4.00%, 08/01/2053	11,240,762
955,000	Denton Independent School Dist, TX, GO, (PSF-GTD Insured) 5.00%, 08/15/2053	962,179
20,635,000	Dickinson Independent School Dist, TX, GO, (PSF-GTD Insured) 4.25%, 02/15/2053	17,779,262
2,340,000	Donna Independent School Dist, TX, GO, (PSF-GTD Insured) 4.13%, 02/15/2053	1,964,978

The accompanying notes are an integral part of these financial statements.
92

Hartford Schroders Tax-Aware Bond Fund
Schedule of Investments – (continued)
October 31, 2023

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 83.7% - (continued)
	Texas - 31.9% - (continued)
$ 14,920,000	Forney Independent School Dist, TX, GO, (PSF-GTD Insured) 4.00%, 08/15/2053	$ 12,313,084
2,480,000	Fort Worth Independent School Dist, TX, GO, (PSF-GTD Insured) 4.00%, 02/15/2048	2,122,503
4,460,000	Georgetown Independent School Dist, TX, GO, (PSF-GTD Insured) 2.50%, 08/15/2037	3,262,528
1,075,000	Hitchcock Independent School Dist, TX, GO, (PSF-GTD Insured) 4.00%, 02/15/2048	899,378
7,180,000	Katy Independent School Dist, TX, GO, (PSF-GTD Insured) 4.00%, 02/15/2053	5,949,133
8,605,000	Lakeside Place PFC, TX, Rev, (FHA 221(D4)) 4.15%, 11/01/2026	8,550,505
	Lamar Consolidated Independent School Dist, TX, GO, (PSF-GTD Insured)
1,900,000	3.00%, 02/15/2051	1,203,769
5,645,000	4.00%, 02/15/2048	4,799,871
7,020,000	Liberty Hill Independent School Dist, TX, GO, (PSF-GTD Insured) 4.13%, 02/01/2053	6,006,776
4,115,000	Lockhart Independent School Dist, TX, GO, (PSF-GTD Insured) 4.13%, 08/01/2053	3,456,559
13,715,000	Medina Valley Independent School Dist, TX, GO, (PSF-GTD Insured) 4.00%, 02/15/2053	11,380,955
	Montgomery Independent School Dist, TX, GO, (PSF-GTD Insured)
3,685,000	4.00%, 02/15/2053	2,988,838
3,485,000	4.25%, 02/15/2052	2,972,933
17,030,000	New Caney Independent School Dist, TX, GO, (PSF-GTD Insured) 5.00%, 02/15/2053	17,171,196
400,000	Newark Higher Education Finance Corp., TX, Rev, (PSF-GTD Insured) 5.00%, 08/15/2052	391,189
10,000,000	North Texas Tollway Auth, TX, Rev 4.00%, 01/01/2044	8,330,022
2,715,000	Northwest Independent School Dist, TX, GO, (PSF-GTD Insured) 5.00%, 02/15/2048	2,749,104
7,460,000	Permanent University Fund - University of Texas System, TX, Rev 4.13%, 07/01/2052	6,293,478
1,500,000	Pewitt Consolidated Independent School Dist, TX, GO, (PSF-GTD Insured) 4.00%, 02/15/2053	1,230,703
11,825,000	Prosper Independent School Dist, TX, GO, (PSF-GTD Insured) 4.00%, 02/15/2053	9,783,855
2,990,000	Rockwall Independent School Dist, TX, GO, (PSF-GTD Insured) 4.00%, 02/15/2053	2,464,545
7,275,000	Royal Independent School Dist, TX, GO, (PSF-GTD Insured) 4.25%, 02/15/2053	6,201,617
1,050,000	Sabine-Neches Navigation Dist, TX, GO 5.25%, 02/15/2052	1,062,498
7,875,000	Sherman Independent School Dist, TX, GO, (PSF-GTD Insured) 5.00%, 02/15/2053	7,948,440
11,995,000	Southwest Independent School Dist, TX, GO, (PSF-GTD Insured) 4.00%, 02/01/2053	9,970,663
15,465,000	Tarrant County Hospital Dist, TX, GO 4.25%, 08/15/2053	13,421,353
3,765,000	Temple Independent School Dist, TX, GO, (PSF-GTD Insured) 4.25%, 02/01/2047	3,306,642
2,590,000	Texas City Independent School Dist, TX, GO, (PSF-GTD Insured) 4.00%, 08/15/2053	2,157,376
	Texas Department of Housing & Community Affairs, TX, Rev, (GNMA Insured)
1,895,000	3.00%, 01/01/2052	1,770,018
5,210,000	3.00%, 03/01/2052	4,852,198
1,555,000	3.50%, 03/01/2051	1,475,993
970,000	4.00%, 03/01/2050	938,342
550,000	4.75%, 03/01/2049	546,203
1,245,000	Texas Municipal Gas Acquisition & Supply Corp. III, TX, Rev 5.00%, 12/15/2028	1,228,803
Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 83.7% - (continued)
	Texas - 31.9% - (continued)
$ 1,150,000	Texas Natural Gas Securitization Finance Corp., TX, Rev 5.17%, 04/01/2041	$ 1,063,238
	Texas Water Dev Board, TX, Rev
2,370,000	4.80%, 10/15/2052	2,270,254
6,355,000	5.25%, 10/15/2051	6,539,478
	White Settlement Independent School Dist, TX, GO, (PSF-GTD Insured)
4,985,000	4.00%, 08/15/2052	4,067,256
2,125,000	4.13%, 08/15/2052	1,773,010
		280,512,298
	Virginia - 0.7%
2,255,000	Hampton Roads Transportation Accountability Commission, VA, Rev 4.00%, 07/01/2052	1,899,167
5,405,000	Loudoun County Economic Dev Auth, VA, Rev 4.00%, 10/01/2052	4,605,627
		6,504,794
	Washington - 0.3%
	Washington State Housing Finance Commission, WA, Rev, (GNMA/FNMA/FHLMC Insured)
1,540,000	4.00%, 12/01/2048	1,508,497
830,000	4.00%, 06/01/2050	805,963
		2,314,460
	Wisconsin - 0.1%
650,000	Wisconsin Health & Educational Facs Auth, WI, Rev 5.00%, 04/01/2033	662,483
	Wyoming - 0.1%
635,000	Wyoming Community Dev Auth, WY, Rev 4.00%, 06/01/2043	622,614
	Total Municipal Bonds (cost $810,444,465)	$ 735,106,683
U.S. GOVERNMENT SECURITIES - 5.2%
	U.S. Treasury Securities - 5.2%
	U.S. Treasury Bonds - 4.7%
51,671,000	3.63%, 08/15/2043	$ 41,447,812
	U.S. Treasury Notes - 0.5%
3,072,000	4.63%, 09/15/2026	3,049,200
1,560,000	4.75%, 07/31/2025	1,549,580
		4,598,780
	Total U.S. Government Securities (cost $48,526,877)	$ 46,046,592
	Total Long-Term Investments (cost $884,736,927)	$ 805,395,014
SHORT-TERM INVESTMENTS - 8.1%
	Other Investment Pools & Funds - 0.8%
7,672,938	Morgan Stanley Institutional Liquidity Funds, Treasury Portfolio, Institutional Class, 5.25%(5)	$ 7,672,938
	U.S. Treasury Securities - 7.3%
	U.S. Treasury Bills - 7.3%
2,143,000	5.16%, 02/22/2024(6)	2,107,240
945,000	5.18%, 02/22/2024(6)	929,231
2,265,000	5.20%, 02/22/2024(6)	2,227,204
3,018,000	5.24%, 02/22/2024(6)	2,967,638
298,000	5.24%, 02/22/2024(6)	293,027
2,071,000	5.28%, 02/22/2024(6)	2,036,441
281,000	5.28%, 02/22/2024(6)	276,311
1,522,000	5.38%, 02/22/2024(6)	1,496,602
1,916,000	5.41%, 02/22/2024(6)	1,884,027

The accompanying notes are an integral part of these financial statements.
93

Hartford Schroders Tax-Aware Bond Fund
Schedule of Investments – (continued)
October 31, 2023

Shares or Principal Amount			Market Value†
SHORT-TERM INVESTMENTS - 8.1% - (continued)
	U.S. Treasury Securities - 7.3% - (continued)
	U.S. Treasury Bills - 7.3% - (continued)
$ 853,000	5.42%, 02/22/2024(6)		$ 838,766
20,174,000	5.43%, 03/14/2024(6)		19,775,092
664,000	5.43%, 03/14/2024(6)		650,870
912,000	5.44%, 03/14/2024(6)		893,967
1,130,000	5.44%, 03/14/2024(6)		1,107,656
907,000	5.45%, 03/14/2024(6)		889,066
15,996,000	5.45%, 03/14/2024(6)		15,679,705
3,069,000	5.45%, 03/14/2024(6)		3,008,315
2,945,000	5.45%, 03/14/2024(6)		2,886,767
737,000	5.45%, 03/14/2024(6)		722,427
3,352,000	5.47%, 03/14/2024(6)		3,285,720
			63,956,072
	Total Short-Term Investments (cost $71,638,564)		$ 71,629,010
	Total Investments (cost $956,375,491)	99.8%	$ 877,024,024
	Other Assets and Liabilities	0.2%	1,579,748
	Total Net Assets	100.0%	$ 878,603,772
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.
(1)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At October 31, 2023, the aggregate value of these securities was $7,780,380, representing 0.9% of net assets.
(2)	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at October 31, 2023. Rate will reset at a future date. Base lending rates may be subject to a floor or cap.
(3)	Security is a zero-coupon bond.
(4)	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of this security was $6,616,676 at October 31, 2023.
(5)	Current yield as of period end.
(6)	The rate shown represents current yield to maturity.
†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of October 31, 2023 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Corporate Bonds	$ 24,241,739	$ —	$ 24,241,739	$ —
Municipal Bonds	735,106,683	—	735,106,683	—
U.S. Government Securities	46,046,592	—	46,046,592	—
Short-Term Investments	71,629,010	7,672,938	63,956,072	—
Total	$ 877,024,024	$ 7,672,938	$ 869,351,086	$ —

(1)	For the year ended October 31, 2023, there were no transfers in and out of Level 3.
The accompanying notes are an integral part of these financial statements.
94

Hartford Schroders US MidCap Opportunities Fund
Schedule of Investments
October 31, 2023

Shares or Principal Amount		Market Value†
COMMON STOCKS - 94.9%
	Banks - 1.3%
146,185	Commerce Bancshares, Inc.	$ 6,411,674
186,572	Fifth Third Bancorp	4,423,622
		10,835,296
	Capital Goods - 14.2%
240,748	BWX Technologies, Inc.	17,882,761
84,907	Dover Corp.	11,033,664
141,650	Fortune Brands Innovations, Inc.	7,904,070
218,765	Hexcel Corp.	13,545,929
73,088	IDEX Corp.	13,989,774
207,254	Masco Corp.	10,795,861
55,298	Nordson Corp.	11,755,802
28,037	Snap-on, Inc.	7,231,864
58,458	Trane Technologies PLC	11,125,142
154,827	Trex Co., Inc.*	8,702,826
		113,967,693
	Commercial & Professional Services - 7.7%
92,296	Leidos Holdings, Inc.	9,148,380
541,534	Rentokil Initial PLC ADR	13,857,855
131,368	Robert Half, Inc.	9,822,385
60,667	Verisk Analytics, Inc.	13,793,249
117,209	Waste Connections, Inc.	15,178,566
		61,800,435
	Consumer Discretionary Distribution & Retail - 2.1%
63,789	Burlington Stores, Inc.*	7,720,383
30,286	Pool Corp.	9,563,410
		17,283,793
	Consumer Durables & Apparel - 1.6%
128,550	Garmin Ltd.	13,180,231
	Consumer Services - 3.8%
444,030	Aramark	11,957,728
106,776	Churchill Downs, Inc.	11,728,276
21,481	Domino's Pizza, Inc.	7,281,844
		30,967,848
	Energy - 3.7%
37,443	Cheniere Energy, Inc.	6,231,264
297,290	Coterra Energy, Inc.	8,175,475
56,505	Diamondback Energy, Inc.	9,058,882
25,387	Pioneer Natural Resources Co.	6,067,493
		29,533,114
	Equity Real Estate Investment Trusts (REITs) - 3.6%
109,425	Alexandria Real Estate Equities, Inc. REIT	10,190,750
237,566	American Homes 4 Rent Class A, REIT	7,777,911
532,728	Brixmor Property Group, Inc. REIT	11,075,415
		29,044,076
	Financial Services - 1.8%
80,494	Raymond James Financial, Inc.	7,682,347
127,843	SEI Investments Co.	6,860,056
		14,542,403
	Food, Beverage & Tobacco - 1.1%
48,578	Hershey Co.	9,101,088
	Health Care Equipment & Services - 7.1%
23,683	Chemed Corp.	13,325,240
40,045	Cooper Cos., Inc.	12,484,029
199,975	Encompass Health Corp.	12,510,436
227,026	Masimo Corp.*	18,418,619
		56,738,324
	Insurance - 10.7%
62,909	Arthur J Gallagher & Co.	14,814,440
157,201	Assurant, Inc.	23,407,229
29,054	Everest Group Ltd.	11,494,344
92,725	Globe Life, Inc.	10,789,481
Shares or Principal Amount			Market Value†
COMMON STOCKS - 94.9% - (continued)
	Insurance - 10.7% - (continued)
91,654	Reinsurance Group of America, Inc.		$ 13,699,523
266,536	Ryan Specialty Holdings, Inc.*		11,514,355
			85,719,372
	Materials - 3.4%
138,195	AptarGroup, Inc.		16,897,103
195,910	Berry Global Group, Inc.		10,775,050
			27,672,153
	Media & Entertainment - 5.6%
334,444	Interpublic Group of Cos., Inc.		9,498,210
366,699	Match Group, Inc.*		12,687,785
367,282	Pinterest, Inc. Class A*		10,974,386
91,220	Take-Two Interactive Software, Inc.*		12,200,675
			45,361,056
	Pharmaceuticals, Biotechnology & Life Sciences - 2.7%
307,765	Catalent, Inc.*		10,584,038
34,643	West Pharmaceutical Services, Inc.		11,026,521
			21,610,559
	Semiconductors & Semiconductor Equipment - 5.6%
144,052	Entegris, Inc.		12,682,338
39,558	First Solar, Inc.*		5,635,037
129,948	Microchip Technology, Inc.		9,263,993
138,028	ON Semiconductor Corp.*		8,646,074
100,163	Skyworks Solutions, Inc.		8,688,139
			44,915,581
	Software & Services - 6.7%
151,146	Amdocs Ltd.		12,115,863
167,894	Dolby Laboratories, Inc. Class A		13,589,341
108,268	PTC, Inc.*		15,202,993
66,249	VeriSign, Inc.*		13,227,275
			54,135,472
	Technology Hardware & Equipment - 7.3%
64,351	CDW Corp.		12,895,940
281,383	Ciena Corp.*		11,874,363
48,522	Motorola Solutions, Inc.		13,511,436
33,536	Teledyne Technologies, Inc.*		12,562,250
35,995	Zebra Technologies Corp. Class A*		7,538,433
			58,382,422
	Utilities - 4.9%
217,233	Alliant Energy Corp.		10,598,798
344,732	CenterPoint Energy, Inc.		9,266,396
185,878	CMS Energy Corp.		10,100,610
256,508	FirstEnergy Corp.		9,131,685
			39,097,489
	Total Common Stocks (cost $628,976,823)		$ 763,888,405
SHORT-TERM INVESTMENTS - 5.2%
	Other Investment Pools & Funds - 5.2%
41,785,990	Morgan Stanley Institutional Liquidity Funds, Treasury Portfolio, Institutional Class, 5.25%(1)		$ 41,785,990
	Total Short-Term Investments (cost $41,785,990)		$ 41,785,990
	Total Investments (cost $670,762,813)	100.1%	$ 805,674,395
	Other Assets and Liabilities	(0.1)%	(987,109)
	Total Net Assets	100.0%	$ 804,687,286
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The accompanying notes are an integral part of these financial statements.
95

Hartford Schroders US MidCap Opportunities Fund
Schedule of Investments – (continued)
October 31, 2023

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by Hartford Funds Management Company, LLC in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.
Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.
*	Non-income producing.
(1)	Current yield as of period end.
†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of October 31, 2023 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Banks	$ 10,835,296	$ 10,835,296	$ —	$ —
Capital Goods	113,967,693	113,967,693	—	—
Commercial & Professional Services	61,800,435	61,800,435	—	—
Consumer Discretionary Distribution & Retail	17,283,793	17,283,793	—	—
Consumer Durables & Apparel	13,180,231	13,180,231	—	—
Consumer Services	30,967,848	30,967,848	—	—
Energy	29,533,114	29,533,114	—	—
Equity Real Estate Investment Trusts (REITs)	29,044,076	29,044,076	—	—
Financial Services	14,542,403	14,542,403	—	—
Food, Beverage & Tobacco	9,101,088	9,101,088	—	—
Health Care Equipment & Services	56,738,324	56,738,324	—	—
Insurance	85,719,372	85,719,372	—	—
Materials	27,672,153	27,672,153	—	—
Media & Entertainment	45,361,056	45,361,056	—	—
Pharmaceuticals, Biotechnology & Life Sciences	21,610,559	21,610,559	—	—
Semiconductors & Semiconductor Equipment	44,915,581	44,915,581	—	—
Software & Services	54,135,472	54,135,472	—	—
Technology Hardware & Equipment	58,382,422	58,382,422	—	—
Utilities	39,097,489	39,097,489	—	—
Short-Term Investments	41,785,990	41,785,990	—	—
Total	$ 805,674,395	$ 805,674,395	$ —	$ —

(1)	For the year ended October 31, 2023, there were no transfers in and out of Level 3.
The accompanying notes are an integral part of these financial statements.
96

Hartford Schroders US Small Cap Opportunities Fund
Schedule of Investments
October 31, 2023

Shares or Principal Amount		Market Value†
COMMON STOCKS - 92.6%
	Automobiles & Components - 0.9%
55,846	Gentherm, Inc.*	$ 2,246,126
	Banks - 6.5%
198,954	First BanCorp	2,656,036
79,305	First Merchants Corp.	2,165,820
124,141	Heritage Financial Corp.	2,019,774
65,453	Pacific Premier Bancorp, Inc.	1,243,607
113,996	Seacoast Banking Corp. of Florida	2,303,859
37,074	SouthState Corp.	2,450,591
66,180	TriCo Bancshares	2,140,923
78,224	United Community Banks, Inc.	1,727,968
		16,708,578
	Capital Goods - 14.7%
51,513	Albany International Corp. Class A	4,203,976
293,579	Custom Truck One Source, Inc.*	1,693,951
25,216	EnPro Industries, Inc.	2,800,489
33,413	ESCO Technologies, Inc.	3,248,412
271,258	Hayward Holdings, Inc.*	2,848,209
79,832	Hexcel Corp.	4,943,197
86,861	Kornit Digital Ltd.*	1,198,682
191,777	Masterbrand, Inc.*	2,130,642
33,796	McGrath RentCorp	3,399,878
128,306	Primoris Services Corp.	3,856,878
9,578	Proto Labs, Inc.*	226,137
24,411	Simpson Manufacturing Co., Inc.	3,251,057
13,083	Standex International Corp.	1,878,326
41,127	V2X, Inc.*	2,100,356
		37,780,190
	Commercial & Professional Services - 6.9%
59,653	ASGN, Inc.*	4,978,639
26,385	Science Applications International Corp.	2,882,298
95,690	Stericycle, Inc.*	3,946,256
126,156	Verra Mobility Corp.*	2,494,104
63,716	WNS Holdings Ltd. ADR*	3,461,053
		17,762,350
	Consumer Discretionary Distribution & Retail - 2.9%
19,368	Asbury Automotive Group, Inc.*	3,706,454
127,243	Valvoline, Inc.	3,775,300
		7,481,754
	Consumer Durables & Apparel - 4.8%
15,265	Cavco Industries, Inc.*	3,808,770
23,551	Oxford Industries, Inc.	1,987,705
190,262	Snap One Holdings Corp.*(1)	1,425,062
138,431	Sonos, Inc.*	1,492,286
109,662	Steven Madden Ltd.	3,595,817
		12,309,640
	Consumer Staples Distribution & Retail - 1.4%
189,336	Chefs' Warehouse, Inc.*	3,603,064
	Energy - 4.2%
41,449	Cactus, Inc. Class A	1,945,616
105,471	Delek U.S. Holdings, Inc.	2,779,161
38,340	Matador Resources Co.	2,365,194
256,377	Permian Resources Corp.	3,735,413
		10,825,384
	Equity Real Estate Investment Trusts (REITs) - 1.3%
60,224	Terreno Realty Corp. REIT	3,208,735
	Financial Services - 3.8%
185,833	Compass Diversified Holdings	3,192,611
14,942	Encore Capital Group, Inc.*	563,015
29,556	Houlihan Lokey, Inc.	2,970,969
311,053	Perella Weinberg Partners	3,051,430
		9,778,025
Shares or Principal Amount		Market Value†
COMMON STOCKS - 92.6% - (continued)
	Food, Beverage & Tobacco - 2.0%
38,836	Darling Ingredients, Inc.*	$ 1,720,046
261,934	Primo Water Corp.	3,420,858
		5,140,904
	Health Care Equipment & Services - 8.4%
307,311	Enhabit, Inc.*	2,264,882
124,814	Envista Holdings Corp.*	2,904,422
41,368	Haemonetics Corp.*	3,525,795
45,084	ICU Medical, Inc.*	4,420,937
132,241	NeoGenomics, Inc.*	1,854,019
93,420	Progyny, Inc.*	2,882,941
44,403	U.S. Physical Therapy, Inc.	3,734,736
		21,587,732
	Insurance - 5.2%
52,714	Axis Capital Holdings Ltd.	3,009,970
98,198	Kemper Corp.	3,916,136
24,858	Reinsurance Group of America, Inc.	3,715,525
60,360	Ryan Specialty Holdings, Inc.*	2,607,552
		13,249,183
	Materials - 7.1%
39,858	Ashland, Inc.	3,054,319
35,484	Balchem Corp.	4,124,660
11,904	Eagle Materials, Inc.	1,832,145
195,496	Element Solutions, Inc.	3,563,892
104,987	Graphic Packaging Holding Co.	2,258,270
33,683	Materion Corp.	3,266,577
		18,099,863
	Media & Entertainment - 2.3%
61,681	IAC, Inc.*	2,624,526
37,713	Shutterstock, Inc.	1,534,165
390,655	Stagwell, Inc.*	1,609,499
		5,768,190
	Pharmaceuticals, Biotechnology & Life Sciences - 2.4%
265,170	Evolus, Inc.*	2,015,292
37,812	Intra-Cellular Therapies, Inc.*	1,881,525
54,307	Natera, Inc.*	2,143,497
		6,040,314
	Real Estate Management & Development - 0.8%
150,119	Kennedy-Wilson Holdings, Inc.	1,932,032
	Semiconductors & Semiconductor Equipment - 3.2%
83,903	Allegro MicroSystems, Inc.*	2,178,122
152,763	Credo Technology Group Holding Ltd.*	2,172,290
55,251	MACOM Technology Solutions Holdings, Inc.*	3,897,405
		8,247,817
	Software & Services - 6.4%
182,618	Box, Inc. Class A*	4,539,883
59,811	CommVault Systems, Inc.*	3,908,649
181,119	LiveRamp Holdings, Inc.*	5,009,752
51,118	Perficient, Inc.*	2,974,556
		16,432,840
	Technology Hardware & Equipment - 4.0%
70,037	Ciena Corp.*	2,955,562
67,919	Lumentum Holdings, Inc.*	2,663,104
13,482	Rogers Corp.*	1,656,803
370,072	Viavi Solutions, Inc.*	2,879,160
		10,154,629
	Transportation - 0.7%
28,799	Forward Air Corp.	1,854,944
	Utilities - 2.7%
21,130	Chesapeake Utilities Corp.	1,872,329

The accompanying notes are an integral part of these financial statements.
97

Hartford Schroders US Small Cap Opportunities Fund
Schedule of Investments – (continued)
October 31, 2023

Shares or Principal Amount			Market Value†
COMMON STOCKS - 92.6% - (continued)
	Utilities - 2.7% - (continued)
41,523	ONE Gas, Inc.		$ 2,507,989
39,928	SJW Group		2,494,702
			6,875,020
	Total Common Stocks (cost $224,815,551)		$ 237,087,314
EXCHANGE-TRADED FUNDS - 2.2%
	Other Investment Pools & Funds - 2.2%
34,217	iShares Russell 2000 ETF		$ 5,629,381
	Total Exchange-Traded Funds (cost $5,615,458)		$ 5,629,381
	Total Long-Term Investments (cost $230,431,009)		$ 242,716,695
SHORT-TERM INVESTMENTS - 4.8%
	Other Investment Pools & Funds - 4.8%
12,286,977	Morgan Stanley Institutional Liquidity Funds, Treasury Portfolio, Institutional Class, 5.25%(2)		$ 12,286,977
	Securities Lending Collateral - 0.0%
17,209	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 5.26%(2)		17,209
57,365	HSBC U.S. Government Money Market Fund, Institutional Class, 5.29%(2)		57,365
17,210	Invesco Government & Agency Portfolio, Institutional Class, 5.28%(2)		17,210
17,209	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 5.26%(2)		17,209
			108,993
	Total Short-Term Investments (cost $12,395,970)		$ 12,395,970
	Total Investments (cost $242,826,979)	99.6%	$ 255,112,665
	Other Assets and Liabilities	0.4%	1,010,931
	Total Net Assets	100.0%	$ 256,123,596
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by Hartford Funds Management Company, LLC in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.
Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

*	Non-income producing.
(1)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.
(2)	Current yield as of period end.
†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.
98

Hartford Schroders US Small Cap Opportunities Fund
Schedule of Investments – (continued)
October 31, 2023

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of October 31, 2023 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Automobiles & Components	$ 2,246,126	$ 2,246,126	$ —	$ —
Banks	16,708,578	16,708,578	—	—
Capital Goods	37,780,190	37,780,190	—	—
Commercial & Professional Services	17,762,350	17,762,350	—	—
Consumer Discretionary Distribution & Retail	7,481,754	7,481,754	—	—
Consumer Durables & Apparel	12,309,640	12,309,640	—	—
Consumer Staples Distribution & Retail	3,603,064	3,603,064	—	—
Energy	10,825,384	10,825,384	—	—
Equity Real Estate Investment Trusts (REITs)	3,208,735	3,208,735	—	—
Financial Services	9,778,025	9,778,025	—	—
Food, Beverage & Tobacco	5,140,904	5,140,904	—	—
Health Care Equipment & Services	21,587,732	21,587,732	—	—
Insurance	13,249,183	13,249,183	—	—
Materials	18,099,863	18,099,863	—	—
Media & Entertainment	5,768,190	5,768,190	—	—
Pharmaceuticals, Biotechnology & Life Sciences	6,040,314	6,040,314	—	—
Real Estate Management & Development	1,932,032	1,932,032	—	—
Semiconductors & Semiconductor Equipment	8,247,817	8,247,817	—	—
Software & Services	16,432,840	16,432,840	—	—
Technology Hardware & Equipment	10,154,629	10,154,629	—	—
Transportation	1,854,944	1,854,944	—	—
Utilities	6,875,020	6,875,020	—	—
Exchange-Traded Funds	5,629,381	5,629,381	—	—
Short-Term Investments	12,395,970	12,395,970	—	—
Total	$ 255,112,665	$ 255,112,665	$ —	$ —

(1)	For the year ended October 31, 2023, there were no transfers in and out of Level 3.
The accompanying notes are an integral part of these financial statements.
99

Hartford Schroders Funds
GLOSSARY: (abbreviations used in preceding Schedules of Investments)

Counterparty Abbreviations:
BCLY	Barclays
BOA	Bank of America Securities LLC
CBK	Citibank NA
GSC	Goldman Sachs & Co.
HSBC	Hongkong and Shanghai Banking Corporation
JPM	JP Morgan Chase & Co.
MSC	Morgan Stanley
SSG	State Street Global Markets LLC
UBS	UBS AG
Currency Abbreviations:
AUD	Australia Dollar
BRL	Brazil Real
CAD	Canadian Dollar
CHF	Switzerland Franc
CLP	Chile Peso
CNY	China Yuan Renminbi
COP	Colombia Peso
CZK	Czech Republic Koruna
DOP	Dominican Republic Peso
EUR	Euro Member Countries
GBP	British Pound
HKD	Hong Kong Dollar
HUF	Hungary Forint
IDR	Indonesia Rupiah
JPY	Japan Yen
MXN	Mexican Peso
MYR	Malaysia Ringgit
PEN	Peru Nuevo Sol
PLN	Poland Zloty
RON	Romania New Leu
THB	Thailand Baht
TRY	Turkish Currency
USD	United States Dollar
ZAR	South Africa Rand
Index Abbreviations:
CMT	Constant Maturity Treasury Index
EAFE	Europe, Australasia and Far East
Eurex	Eurex Exchange
FTSE	Financial Times and Stock Exchange
iBoxx	Markit iBoxx Indices - Euro, Sterling, Asian, US Dollar and European High-Yield Bond Markets
S&P	Standard & Poor's
TOPIX	Tokyo Stock Price Index
Municipal Abbreviations:
Auth	Authority
Dev	Development
Dist	District
Facs	Facilities
GO	General Obligation
Redev	Redevelopment
Rev	Revenue
Other Abbreviations:
ADR	American Depositary Receipt
AGM	Assured Guaranty Municipal
BAM	Build America Mutual Assurance Corp.
Bhd	Berhad
CLO	Collateralized Loan Obligation
CMO	Collateralized Mortgage Obligation
COLL	Collateral
EM	Emerging Markets
ETF	Exchange-Traded Fund
FHA	Federal Housing Authority
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GDR	Global Depositary Receipt
GNMA	Government National Mortgage Association
HUD	Housing and Urban Development
JSC	Joint Stock Company
KGaA	Kommanditgesellschaft Auf Aktien
MSCI	Morgan Stanley Capital International
NATL	National Public Finance Guarantee Corp.
NVDR	Non-Voting Depositary Receipt
Nyrt	New York REIT Inc
PJSC	Private Joint Stock Company
PSF-GTD	Permanent School Fund Guaranteed
PT	Perseroan Terbatas
Q-SBLF	Qualified School Bond Loan Fund
REIT	Real Estate Investment Trust
SOFR	Secured Overnight Financing Rate
SPDR	Standard & Poor's Depositary Receipt
ST APPROP	State Appropriation
Tbk	Terbuka

100

Hartford Schroders Funds
 Statements of Assets and Liabilities
October 31, 2023

	Hartford Schroders China A Fund	Hartford Schroders Diversified Emerging Markets Fund	Hartford Schroders Diversified Growth Fund (Consolidated)	Hartford Schroders Emerging Markets Equity Fund	Hartford Schroders Emerging Markets Multi-Sector Bond Fund
Assets:
Investments in securities, at market value(1)	$ 25,152,110	$ 55,235,303	$ 56,029,158	$ 5,033,027,513	$ 22,922,788
Cash	—	23	—	—	—
Cash collateral due from broker on futures contracts	—	—	572,287	—	17,200
Cash collateral held for securities on loan	—	—	375,704	—	33,299
Foreign currency	1,887	21,707	3,006	11,758,048	14,139
Unrealized appreciation on foreign currency contracts	—	—	33,816	—	103,812
Receivables:
From affiliates	15,910	35,803	33,289	—	16,367
Investment securities sold	—	444,638	44,170	20,316,094	527,766
Fund shares sold	—	67,289	—	10,901,160	1,545
Dividends and interest	1,331	80,183	50,002	5,491,561	402,097
Securities lending income	—	21	6,171	8,452	1,063
Variation margin on futures contracts	—	—	4,816	—	979
Tax reclaims	—	1,137	61	184,476	30,358
OTC swap contracts premiums paid	—	—	—	—	22,023
Other assets	27,939	28,472	466	144,236	62,446
Total assets	25,199,177	55,914,576	57,152,946	5,081,831,540	24,155,882
Liabilities:
Unrealized depreciation on foreign currency contracts	—	—	18,848	—	106,785
Obligation to return securities lending collateral	—	—	7,514,080	—	665,977
Unrealized depreciation on OTC swap contracts	—	—	—	—	4,769
Payables:
Investment securities purchased	70,082	497,024	42,927	37,122,066	1,412,932
Fund shares redeemed	—	27	—	7,649,191	—
Investment management fees	19,310	40,145	20,543	4,320,885	13,038
Transfer agent fees	1,450	216	163	707,386	1,298
Accounting services fees	31	954	737	65,668	273
Board of Directors' fees	158	226	56	21,366	99
Foreign taxes	—	11,972	—	8,982,173	397
Distribution fees	78	—	—	35,332	21
Accrued expenses	20,965	48,940	45,888	475,773	10,625
Total liabilities	112,074	599,504	7,643,242	59,379,840	2,216,214
Net assets	$ 25,087,103	$ 55,315,072	$ 49,509,704	$ 5,022,451,700	$ 21,939,668
Summary of Net Assets:
Capital stock and paid-in-capital	$ 52,569,691	$ 57,685,674	$ 50,099,899	$ 5,708,363,626	$ 43,457,163
Distributable earnings (loss)	(27,482,588)	(2,370,602)	(590,195)	(685,911,926)	(21,517,495)
Net assets	$ 25,087,103	$ 55,315,072	$ 49,509,704	$ 5,022,451,700	$ 21,939,668
Shares authorized	300,000,000	650,000,000	350,000,000	1,545,000,000	500,000,000
Par value	$ 0.0001	$ 0.0001	$ 0.0001	$ 0.0001	$ 0.0001
Class A: Net asset value per share	$ 9.95	$ 7.32	$ —	$ 14.39	$ 6.46
Maximum offering price per share	10.53	7.75	—	15.23	6.76
Shares outstanding	144,650	4,017	—	59,557,680	173,599
Net Assets	$ 1,439,504	$ 29,405	$ —	$ 857,303,082	$ 1,121,280
Class C: Net asset value per share	$ 9.83	$ 7.24	$ —	$ 14.14	$ 6.44
Shares outstanding	12,604	1,061	—	258,448	20,607
Net Assets	$ 123,888	$ 7,686	$ —	$ 3,654,848	$ 132,634
Class I: Net asset value per share	$ 9.98	$ 7.33	$ 9.64	$ 14.34	$ 6.45
Shares outstanding	444,439	45,547	10,000	121,283,164	490,840
Net Assets	$ 4,435,422	$ 333,937	$ 96,351	$ 1,738,829,281	$ 3,164,158
Class R3: Net asset value per share	$ —	$ —	$ —	$ 14.23	$ 6.47
Shares outstanding	—	—	—	6,307	4,792
Net Assets	$ —	$ —	$ —	$ 89,745	$ 30,993
Class R4: Net asset value per share	$ —	$ —	$ —	$ 14.37	$ 6.46
Shares outstanding	—	—	—	389,948	1,518
Net Assets	$ —	$ —	$ —	$ 5,602,424	$ 9,799
The accompanying notes are an integral part of these financial statements.
101

Hartford Schroders Funds
 Statements of Assets and Liabilities – (continued)
October 31, 2023

	Hartford Schroders China A Fund	Hartford Schroders Diversified Emerging Markets Fund	Hartford Schroders Diversified Growth Fund (Consolidated)	Hartford Schroders Emerging Markets Equity Fund	Hartford Schroders Emerging Markets Multi-Sector Bond Fund
Class R5: Net asset value per share	$ —	$ —	$ —	$ 14.33	$ 6.44
Shares outstanding	—	—	—	1,637	1,539
Net Assets	$ —	$ —	$ —	$ 23,466	$ 9,916
Class Y: Net asset value per share	$ 10.00	$ 7.34	$ —	$ 14.46	$ 6.45
Shares outstanding	18,091	1,638	—	6,825,124	436,664
Net Assets	$ 180,858	$ 12,023	$ —	$ 98,715,216	$ 2,814,348
Class F: Net asset value per share	$ 10.01	$ 7.32	$ —	$ 14.35	$ 5.99
Shares outstanding	1,639,115	1,969,899	—	47,872,613	3,413
Net Assets	$ 16,404,132	$ 14,411,603	$ —	$ 687,024,163	$ 20,459
Class SDR: Net asset value per share	$ 10.01	$ 7.32	$ 9.64	$ 14.38	$ 6.45
Shares outstanding	250,000	5,539,168	5,128,253	113,446,219	2,270,386
Net Assets	$ 2,503,299	$ 40,520,418	$ 49,413,353	$ 1,631,209,475	$ 14,636,081
Cost of investments	$ 30,551,775	$ 55,051,690	$ 56,822,972	$ 4,523,412,038	$ 24,274,990
Cost of foreign currency	$ 1,915	$ 21,698	$ 3,005	$ 11,758,223	$ 14,218
(1) Includes Investment in securities on loan, at market value	$ —	$ —	$ 7,363,718	$ 1,048,040	$ 639,954
The accompanying notes are an integral part of these financial statements.
102

Hartford Schroders Funds
 Statements of Assets and Liabilities – (continued)
October 31, 2023

	Hartford Schroders International Contrarian Value Fund	Hartford Schroders International Multi-Cap Value Fund	Hartford Schroders International Stock Fund	Hartford Schroders Sustainable Core Bond Fund	Hartford Schroders Sustainable International Core Fund
Assets:
Investments in securities, at market value(1)	$ 23,727,763	$ 2,292,014,160	$ 4,919,600,835	$ 161,990,864	$ 1,010,492
Cash	—	—	—	195	—
Cash collateral due from broker on futures contracts	—	1,195,154	—	62,175	—
Cash collateral held for securities on loan	—	1,104,764	1,733,752	—	—
Foreign currency	61	4,185,914	189,321	—	120
Unrealized appreciation on foreign currency contracts	—	99,282	—	—	—
Receivables:
From affiliates	6,695	—	—	21,118	10,933
Investment securities sold	—	18,596,577	3,977,288	605,181	16,257
Fund shares sold	—	1,265,795	15,634,733	5,594	—
Dividends and interest	73,365	6,224,313	4,982,979	1,399,606	1,509
Securities lending income	—	14,882	5,779	—	—
Variation margin on futures contracts	—	116,197	—	—	—
Tax reclaims	4,004	3,635,437	8,647,111	—	—
Other assets	14,056	80,759	176,604	50,828	13,411
Total assets	23,825,944	2,328,533,234	4,954,948,402	164,135,561	1,052,722
Liabilities:
Obligation to return securities lending collateral	—	22,095,287	34,675,046	—	—
Payables:
Investment securities purchased	—	16,516,155	24,878,804	965,000	16,258
Fund shares redeemed	—	2,888,725	9,155,542	437,351	—
Investment management fees	13,378	1,388,932	2,734,533	46,829	574
Transfer agent fees	234	208,817	544,038	1,134	37
Accounting services fees	252	31,926	63,312	3,217	18
Board of Directors' fees	29	9,007	17,290	760	—
Variation margin on futures contracts	—	—	—	3,660	—
Foreign taxes	—	678,174	242,127	—	374
Distribution fees	—	6,970	14,390	—	—
Accrued expenses	9,405	174,667	127,133	11,911	13,220
Total liabilities	23,298	43,998,660	72,452,215	1,469,862	30,481
Net assets	$ 23,802,646	$ 2,284,534,574	$ 4,882,496,187	$ 162,665,699	$ 1,022,241
Summary of Net Assets:
Capital stock and paid-in-capital	$ 25,667,771	$ 2,557,220,997	$ 5,237,345,675	$ 199,095,079	$ 1,058,684
Distributable earnings (loss)	(1,865,125)	(272,686,423)	(354,849,488)	(36,429,380)	(36,443)
Net assets	$ 23,802,646	$ 2,284,534,574	$ 4,882,496,187	$ 162,665,699	$ 1,022,241
Shares authorized	100,000,000	865,000,000	990,000,000	375,000,000	100,000,000
Par value	$ —	$ 0.0001	$ 0.0001	$ —	$ —
Class A: Net asset value per share	$ —	$ 8.71	$ 15.22	$ —	$ —
Maximum offering price per share	—	9.22	16.11	—	—
Shares outstanding	—	11,593,145	17,746,266	—	—
Net Assets	$ —	$ 101,003,175	$ 270,141,628	$ —	$ —
Class C: Net asset value per share	$ —	$ 8.66	$ 14.35	$ —	$ —
Shares outstanding	—	942,665	1,279,238	—	—
Net Assets	$ —	$ 8,165,566	$ 18,355,278	$ —	$ —
Class I: Net asset value per share	$ 10.70	$ 8.71	$ 14.73	$ 8.11	$ 9.67
Shares outstanding	1,140,319	67,735,133	174,986,555	124,788	55,066
Net Assets	$ 12,202,511	$ 589,668,142	$ 2,577,666,733	$ 1,011,954	$ 532,610
Class R3: Net asset value per share	$ —	$ 8.69	$ 14.59	$ 8.18	$ —
Shares outstanding	—	1,660,684	187,886	1,021	—
Net Assets	$ —	$ 14,424,798	$ 2,741,232	$ 8,353	$ —
Class R4: Net asset value per share	$ —	$ 8.69	$ 14.67	$ 8.14	$ —
Shares outstanding	—	590,018	236,960	1,028	—
Net Assets	$ —	$ 5,126,080	$ 3,476,920	$ 8,363	$ —
The accompanying notes are an integral part of these financial statements.
103

Hartford Schroders Funds
 Statements of Assets and Liabilities – (continued)
October 31, 2023

	Hartford Schroders International Contrarian Value Fund	Hartford Schroders International Multi-Cap Value Fund	Hartford Schroders International Stock Fund	Hartford Schroders Sustainable Core Bond Fund	Hartford Schroders Sustainable International Core Fund
Class R5: Net asset value per share	$ —	$ 8.70	$ 14.74	$ 8.10	$ —
Shares outstanding	—	1,866,812	1,822,463	1,035	—
Net Assets	$ —	$ 16,237,517	$ 26,855,160	$ 8,385	$ —
Class Y: Net asset value per share	$ —	$ 8.70	$ 14.77	$ 8.10	$ —
Shares outstanding	—	34,730,770	8,212,308	663,939	—
Net Assets	$ —	$ 302,192,331	$ 121,305,943	$ 5,377,356	$ —
Class F: Net asset value per share	$ —	$ 8.71	$ 14.75	$ 8.10	$ —
Shares outstanding	—	61,135,003	77,922,252	8,964,438	—
Net Assets	$ —	$ 532,470,017	$ 1,149,690,194	$ 72,653,002	$ —
Class SDR: Net asset value per share	$ 10.70	$ 8.70	$ 14.74	$ 8.09	$ 9.67
Shares outstanding	1,083,748	82,253,005	48,318,325	10,328,364	50,631
Net Assets	$ 11,600,135	$ 715,246,948	$ 712,263,099	$ 83,598,286	$ 489,631
Cost of investments	$ 25,881,377	$ 2,235,636,660	$ 4,989,281,695	$ 178,504,103	$ 1,051,513
Cost of foreign currency	$ 58	$ 4,182,694	$ 191,322	$ —	$ 116
(1) Includes Investment in securities on loan, at market value	$ —	$ 22,422,254	$ 34,880,266	$ —	$ —
The accompanying notes are an integral part of these financial statements.
104

Hartford Schroders Funds
 Statements of Assets and Liabilities – (continued)
October 31, 2023

	Hartford Schroders Tax-Aware Bond Fund	Hartford Schroders US MidCap Opportunities Fund	Hartford Schroders US Small Cap Opportunities Fund
Assets:
Investments in securities, at market value(1)	$ 877,024,024	$ 805,674,395	$ 255,112,665
Cash	—	—	34
Cash collateral held for securities on loan	—	—	5,737
Receivables:
From affiliates	131,209	—	4,263
Investment securities sold	21,533,457	—	1,631,192
Fund shares sold	4,130,328	1,075,207	231,419
Dividends and interest	9,727,149	364,736	69,990
Securities lending income	101	—	241
Other assets	81,575	70,546	58,553
Total assets	912,627,843	807,184,884	257,114,094
Liabilities:
Obligation to return securities lending collateral	—	—	114,730
Payables:
Investment securities purchased	27,893,431	1,047,146	395,875
Fund shares redeemed	5,652,851	753,398	206,744
Investment management fees	339,895	528,117	204,466
Transfer agent fees	98,664	118,778	44,278
Accounting services fees	13,440	12,262	4,977
Board of Directors' fees	2,214	2,846	1,098
Distribution fees	3,734	10,413	1,969
Accrued expenses	19,842	24,638	16,361
Total liabilities	34,024,071	2,497,598	990,498
Net assets	$ 878,603,772	$ 804,687,286	$ 256,123,596
Summary of Net Assets:
Capital stock and paid-in-capital	$ 988,577,361	$ 658,606,952	$ 248,339,681
Distributable earnings (loss)	(109,973,589)	146,080,334	7,783,915
Net assets	$ 878,603,772	$ 804,687,286	$ 256,123,596
Shares authorized	575,000,000	500,000,000	500,000,000
Par value	$ 0.0001	$ 0.0001	$ 0.0001
Class A: Net asset value per share	$ 9.29	$ 15.26	$ 22.75
Maximum offering price per share	9.73	16.15	24.07
Shares outstanding	7,254,736	7,936,862	1,205,811
Net Assets	$ 67,410,369	$ 121,122,502	$ 27,434,445
Class C: Net asset value per share	$ 9.32	$ 15.07	$ 22.59
Shares outstanding	630,059	2,158,531	200,475
Net Assets	$ 5,871,628	$ 32,530,455	$ 4,529,446
Class I: Net asset value per share	$ 9.29	$ 16.08	$ 24.34
Shares outstanding	63,067,363	27,488,849	6,433,010
Net Assets	$ 586,158,813	$ 441,958,389	$ 156,579,997
Class R3: Net asset value per share	$ —	$ 15.58	$ 23.55
Shares outstanding	—	111,846	52,391
Net Assets	$ —	$ 1,742,143	$ 1,233,903
Class R4: Net asset value per share	$ —	$ 15.93	$ 24.03
Shares outstanding	—	36,744	24,054
Net Assets	$ —	$ 585,292	$ 578,059
Class R5: Net asset value per share	$ —	$ 16.05	$ 24.33
Shares outstanding	—	36,897	26,305
Net Assets	$ —	$ 592,070	$ 640,050
Class Y: Net asset value per share	$ 9.30	$ 16.06	$ 24.35
Shares outstanding	26,868	3,805,000	1,081,367
Net Assets	$ 249,801	$ 61,122,341	$ 26,335,504
The accompanying notes are an integral part of these financial statements.
105

Hartford Schroders Funds
 Statements of Assets and Liabilities – (continued)
October 31, 2023

	Hartford Schroders Tax-Aware Bond Fund	Hartford Schroders US MidCap Opportunities Fund	Hartford Schroders US Small Cap Opportunities Fund
Class F: Net asset value per share	$ 9.30	$ 16.09	$ 24.44
Shares outstanding	18,056,985	6,675,257	553,556
Net Assets	$ 167,879,491	$ 107,399,577	$ 13,530,501
Class SDR: Net asset value per share	$ 9.29	$ 16.12	$ 24.47
Shares outstanding	5,494,435	2,334,137	1,032,182
Net Assets	$ 51,033,670	$ 37,634,517	$ 25,261,691
Cost of investments	$ 956,375,491	$ 670,762,813	$ 242,826,979
(1) Includes Investment in securities on loan, at market value	$ —	$ —	$ 111,601
The accompanying notes are an integral part of these financial statements.
106

Hartford Schroders Funds
 Statements of Operations
For the Year Ended October 31, 2023

	Hartford Schroders China A Fund	Hartford Schroders Diversified Emerging Markets Fund	Hartford Schroders Diversified Growth Fund (Consolidated)(1)	Hartford Schroders Emerging Markets Equity Fund	Hartford Schroders Emerging Markets Multi-Sector Bond Fund
Investment Income:
Dividends	$ 573,395	$ 1,855,272	$ 18,947	$ 158,074,971	$ —
Interest	29,062	46,120	75,990	3,719,055	2,110,999
Securities lending — net	—	2,930	6,171	448,338	11,706
Less: Foreign tax withheld	(55,515)	(207,639)	(501)	(18,646,324)	(8,688)
Total investment income, net	546,942	1,696,683	100,607	143,596,040	2,114,017
Expenses:
Investment management fees	331,429	464,508	20,710	53,977,025	191,076
Transfer agent fees
Class A	1,826	56	—	661,392	2,254
Class C	221	29	—	3,834	317
Class I	7,960	423	21	3,529,491	5,124
Class R3	—	—	—	207	68
Class R4	—	—	—	8,996	17
Class R5	—	—	—	342	12
Class Y	248	13	—	116,665	1,759
Class F	307	138	—	3,623	—
Class SDR	116	374	141	10,441	408
Distribution fees
Class A	2,945	57	—	897,542	2,836
Class C	1,448	118	—	43,567	1,269
Class R3	—	—	—	471	154
Class R4	—	—	—	14,610	26
Custodian fees	30,419	79,369	654	1,184,145	14,238
Registration and filing fees	88,002	96,137	3,788	440,114	115,128
Accounting services fees	7,298	11,060	743	746,951	5,434
Board of Directors' fees	919	1,748	57	152,349	770
Audit and tax fees	33,366	63,227	41,262	80,023	37,932
Other expenses	13,592	10,751	746	542,650	16,555
Total expenses (before waivers, reimbursements and fees paid indirectly)	520,096	728,008	68,122	62,414,438	395,377
Expense waivers	(136,237)	(235,446)	(43,581)	—	(173,561)
Management fee waivers	—	—	(546)	—	—
Transfer agent fee waivers	—	—	—	(143,726)	—
Distribution fee reimbursements	(1,669)	(70)	—	(121)	(184)
Total waivers, reimbursements and fees paid indirectly	(137,906)	(235,516)	(44,127)	(143,847)	(173,745)
Total expenses	382,190	492,492	23,995	62,270,591	221,632
Net Investment Income (Loss)	164,752	1,204,191	76,612	81,325,449	1,892,385
Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions on:
Investments	(13,999,207)	(2,507,279)	(39,987)	(480,428,050)	(2,334,589)
Less: Foreign taxes paid on realized capital gains	—	(69,285)	—	(5,145,680)	(1,188)
Futures contracts	—	328,036	238,569	—	14,054
Swap contracts	—	—	—	—	(27,813)
Foreign currency contracts	—	14,832	29,355	786	(14,034)
Other foreign currency transactions	(56,436)	(120,049)	9,461	(3,849,303)	8,084
Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	(14,055,643)	(2,353,745)	237,398	(489,422,247)	(2,355,486)
Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions of:
Investments*	16,740,805	2,274,746	(793,814)	936,517,183	3,588,505
Futures contracts	—	—	(125,721)	—	5,056
Swap contracts	—	—	—	—	(4,769)
Foreign currency contracts	—	—	14,968	—	(95,524)
Translation of other assets and liabilities in foreign currencies	378	(1,074)	41	5,362	3,046
Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions	16,741,183	2,273,672	(904,526)	936,522,545	3,496,314
Net Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	2,685,540	(80,073)	(667,128)	447,100,298	1,140,828
The accompanying notes are an integral part of these financial statements.
107

Hartford Schroders Funds
 Statements of Operations – (continued)
For the Year Ended October 31, 2023

	Hartford Schroders China A Fund	Hartford Schroders Diversified Emerging Markets Fund	Hartford Schroders Diversified Growth Fund (Consolidated)(1)	Hartford Schroders Emerging Markets Equity Fund	Hartford Schroders Emerging Markets Multi-Sector Bond Fund
Net Increase (Decrease) in Net Assets Resulting from Operations	$ 2,850,292	$ 1,124,118	$ (590,516)	$ 528,425,747	$ 3,033,213
* Includes change in unrealized appreciation (depreciation) on deferred capital gains tax	$ —	$ (8,791)	$ —	$ 4,703,448	$ (251)

(1)	Commenced operations on September 20, 2023.
The accompanying notes are an integral part of these financial statements.
108

Hartford Schroders Funds
 Statements of Operations – (continued)
For the Year Ended October 31, 2023

	Hartford Schroders International Contrarian Value Fund	Hartford Schroders International Multi-Cap Value Fund	Hartford Schroders International Stock Fund	Hartford Schroders Sustainable Core Bond Fund	Hartford Schroders Sustainable International Core Fund
Investment Income:
Dividends	$ 229,931	$ 102,227,477	$ 110,523,856	$ —	$ 31,933
Interest	27,569	1,502,046	4,109,251	7,794,717	2,637
Securities lending — net	16	699,610	778,599	—	—
Less: Foreign tax withheld	(12,835)	(10,564,774)	(10,393,635)	—	(3,713)
Total investment income, net	244,681	93,864,359	105,018,071	7,794,717	30,857
Expenses:
Investment management fees	54,042	16,810,553	29,979,776	591,720	6,851
Transfer agent fees
Class A	—	134,043	279,200	—	—
Class C	—	10,738	19,057	—	—
Class I	413	722,485	2,448,248	1,149	177
Class R3	—	33,718	5,323	19	—
Class R4	—	8,900	7,174	15	—
Class R5	—	17,382	29,165	10	—
Class Y	—	341,843	163,287	3,761	—
Class F	—	8,739	7,152	70	—
Class SDR	162	29,323	21,071	456	21
Distribution fees
Class A	—	271,811	662,624	—	—
Class C	—	99,500	186,332	—	—
Class R3	—	76,631	13,638	43	—
Class R4	—	13,089	10,550	22	—
Custodian fees	9,986	232,330	112,969	3,902	13,014
Registration and filing fees	44,232	219,370	459,220	110,231	44,232
Accounting services fees	1,503	352,478	645,251	36,983	211
Board of Directors' fees	250	68,601	133,165	5,531	30
Audit and tax fees	30,439	66,353	45,886	31,721	34,165
Other expenses	9,065	223,312	477,920	21,161	8,341
Total expenses (before waivers, reimbursements and fees paid indirectly)	150,092	19,741,199	35,707,008	806,794	107,042
Expense waivers	(88,489)	—	—	(174,415)	(99,666)
Transfer agent fee waivers	—	(703)	—	—	—
Distribution fee reimbursements	—	(7,654)	(469)	(65)	—
Total waivers, reimbursements and fees paid indirectly	(88,489)	(8,357)	(469)	(174,480)	(99,666)
Total expenses	61,603	19,732,842	35,706,539	632,314	7,376
Net Investment Income (Loss)	183,078	74,131,517	69,311,532	7,162,403	23,481
Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions on:
Investments	74,202	(27,410,241)	(59,458,108)	(7,088,417)	(5,247)
Less: Foreign taxes paid on realized capital gains	—	(169,379)	197	—	—
Futures contracts	—	375,002	—	(302,041)	(494)
Foreign currency contracts	—	(11,123,690)	—	—	—
Other foreign currency transactions	41,480	(1,648,261)	(584,120)	—	(182)
Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	115,682	(39,976,569)	(60,042,031)	(7,390,458)	(5,923)
Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions of:
Investments*	(2,018,195)	230,860,237	369,746,947	(594,291)	98,087
Futures contracts	—	(1,396,736)	—	(35,495)	(437)
Foreign currency contracts	—	3,117,878	—	—	—
Translation of other assets and liabilities in foreign currencies	(739)	328,395	241,624	—	61
Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions	(2,018,934)	232,909,774	369,988,571	(629,786)	97,711
Net Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	(1,903,252)	192,933,205	309,946,540	(8,020,244)	91,788
Net Increase (Decrease) in Net Assets Resulting from Operations	$ (1,720,174)	$ 267,064,722	$ 379,258,072	$ (857,841)	$ 115,269
The accompanying notes are an integral part of these financial statements.
109

Hartford Schroders Funds
 Statements of Operations – (continued)
For the Year Ended October 31, 2023

	Hartford Schroders International Contrarian Value Fund	Hartford Schroders International Multi-Cap Value Fund	Hartford Schroders International Stock Fund	Hartford Schroders Sustainable Core Bond Fund	Hartford Schroders Sustainable International Core Fund
* Includes change in unrealized appreciation (depreciation) on deferred capital gains tax	$ —	$ (671,142)	$ 173,084	$ —	$ (374)
The accompanying notes are an integral part of these financial statements.
110

Hartford Schroders Funds
 Statements of Operations – (continued)
For the Year Ended October 31, 2023

	Hartford Schroders Tax-Aware Bond Fund	Hartford Schroders US MidCap Opportunities Fund	Hartford Schroders US Small Cap Opportunities Fund
Investment Income:
Dividends	$ —	$ 11,043,790	$ 3,170,405
Interest	27,956,411	1,808,516	577,052
Securities lending — net	102	23	9,369
Less: Foreign tax withheld	—	(13,402)	(23,769)
Total investment income, net	27,956,513	12,838,927	3,733,057
Expenses:
Investment management fees	3,161,620	6,089,418	2,651,930
Transfer agent fees
Class A	36,933	135,825	46,765
Class C	5,749	41,517	8,664
Class I	414,570	421,963	168,766
Class R3	—	4,147	2,342
Class R4	—	1,029	1,105
Class R5	—	640	581
Class Y	291	72,111	35,415
Class F	1,041	2,072	408
Class SDR	1,332	1,525	1,400
Distribution fees
Class A	143,565	306,022	81,230
Class C	53,082	389,167	58,024
Class R3	—	9,426	5,374
Class R4	—	1,514	1,626
Custodian fees	9,436	9,138	6,380
Registration and filing fees	172,794	157,212	122,479
Accounting services fees	122,133	129,993	58,252
Board of Directors' fees	21,189	23,010	8,223
Audit and tax fees	35,754	34,342	27,205
Other expenses	69,896	105,897	48,606
Total expenses (before waivers, reimbursements and fees paid indirectly)	4,249,385	7,935,968	3,334,775
Expense waivers	(670,649)	—	(54,490)
Distribution fee reimbursements	(185)	(1,135)	(878)
Total waivers, reimbursements and fees paid indirectly	(670,834)	(1,135)	(55,368)
Total expenses	3,578,551	7,934,833	3,279,407
Net Investment Income (Loss)	24,377,962	4,904,094	453,650
Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions on:
Investments	(18,979,609)	12,321,557	(2,834,343)
Other foreign currency transactions	—	(11)	—
Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	(18,979,609)	12,321,546	(2,834,343)
Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions of:
Investments	(36,127,379)	(29,228,870)	(32,244,449)
Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions	(36,127,379)	(29,228,870)	(32,244,449)
Net Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	(55,106,988)	(16,907,324)	(35,078,792)
Net Increase (Decrease) in Net Assets Resulting from Operations	$ (30,729,026)	$ (12,003,230)	$ (34,625,142)
The accompanying notes are an integral part of these financial statements.
111

Hartford Schroders Funds
 Statements of Changes in Net Assets

	Hartford Schroders China A Fund		Hartford Schroders Diversified Emerging Markets Fund
	For the Year Ended October 31, 2023	For the Year Ended October 31, 2022	For the Year Ended October 31, 2023	For the Year Ended October 31, 2022
Operations:
Net investment income (loss)	$ 164,752	$ 290,390	$ 1,204,191	$ 176,917
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	(14,055,643)	(7,543,646)	(2,353,745)	(1,195,729)
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	16,741,183	(22,881,257)	2,273,672	(2,174,653)
Net Increase (Decrease) in Net Assets Resulting from Operations	2,850,292	(30,134,513)	1,124,118	(3,193,465)
Distributions to Shareholders:
Class A	(1,337)	(10,069)	(35)	—
Class C	—	(2,700)	—	—
Class I	(52,031)	(104,164)	(699)	—
Class Y	(1,018)	(39,890)	(72)	—
Class F	(188,805)	(899,258)	(122,695)	—
Class SDR	(21,811)	(52,837)	(231,501)	(50,976)
Total distributions	(265,002)	(1,108,918)	(355,002)	(50,976)
Capital Share Transactions:
Sold	3,718,267	29,473,307	61,306,748	58,666
Issued on reinvestment of distributions	242,908	1,053,228	203,834	25,504
Redeemed	(37,388,732)	(22,346,182)	(13,859,078)	(50,000)
Net increase (decrease) from capital share transactions	(33,427,557)	8,180,353	47,651,504	34,170
Net Increase (Decrease) in Net Assets	(30,842,267)	(23,063,078)	48,420,620	(3,210,271)
Net Assets:
Beginning of period	55,929,370	78,992,448	6,894,452	10,104,723
End of period	$ 25,087,103	$ 55,929,370	$ 55,315,072	$ 6,894,452
The accompanying notes are an integral part of these financial statements.
112

Hartford Schroders Funds
 Statements of Changes in Net Assets – (continued)

	Hartford Schroders Diversified Growth Fund (Consolidated)(1)	Hartford Schroders Emerging Markets Equity Fund
	For the Period Ended October 31, 2023	For the Year Ended October 31, 2023	For the Year Ended October 31, 2022
Operations:
Net investment income (loss)	$ 76,612	$ 81,325,449	$ 103,203,016
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	237,398	(489,422,247)	(468,356,186)
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	(904,526)	936,522,545	(2,069,647,379)
Net Increase (Decrease) in Net Assets Resulting from Operations	(590,516)	528,425,747	(2,434,800,549)
Distributions to Shareholders:
Class A	—	(1,268,980)	(151,824)
Class C	—	(22,296)	(23,946)
Class I	—	(33,753,249)	(27,092,330)
Class R3	—	(1,251)	(703)
Class R4	—	(90,398)	(51,898)
Class R5	—	(6,489)	(5,062)
Class Y	—	(1,405,355)	(13,184,071)
Class F	—	(14,361,218)	(13,622,640)
Class SDR	—	(49,090,890)	(31,667,545)
Total distributions	—	(100,000,126)	(85,800,019)
Capital Share Transactions:
Sold	50,110,019	2,362,338,664	5,086,373,116
Issued on reinvestment of distributions	—	66,718,572	58,740,454
Redeemed	(9,799)	(2,660,935,974)	(4,540,386,396)
Net increase (decrease) from capital share transactions	50,100,220	(231,878,738)	604,727,174
Net Increase (Decrease) in Net Assets	49,509,704	196,546,883	(1,915,873,394)
Net Assets:
Beginning of period	—	4,825,904,817	6,741,778,211
End of period	$ 49,509,704	$ 5,022,451,700	$ 4,825,904,817

(1)	Commenced operations on September 20, 2023.
The accompanying notes are an integral part of these financial statements.
113

Hartford Schroders Funds
 Statements of Changes in Net Assets – (continued)

	Hartford Schroders Emerging Markets Multi-Sector Bond Fund		Hartford Schroders International Contrarian Value Fund
	For the Year Ended October 31, 2023	For the Year Ended October 31, 2022	For the Year Ended October 31, 2023	For the Period Ended October 31, 2022(2)
Operations:
Net investment income (loss)	$ 1,892,385	$ 1,921,754	$ 183,078	$ 13,043
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	(2,355,486)	(5,776,713)	115,682	(2,559)
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	3,496,314	(4,623,565)	(2,018,934)	(135,435)
Net Increase (Decrease) in Net Assets Resulting from Operations	3,033,213	(8,478,524)	(1,720,174)	(124,951)
Distributions to Shareholders:
Class A	(66,224)	(54,191)	—	—
Class C	(6,809)	(3,458)	—	—
Class I	(323,230)	(579,078)	(9,948)	—
Class R3	(1,728)	(1,290)	—	—
Class R4	(583)	(463)	—	—
Class R5	(620)	(492)	—	—
Class Y	(175,989)	(139,376)	—	—
Class F	(723)	(572)	—	—
Class SDR	(1,124,657)	(918,507)	(10,052)	—
From return of capital:
Class A	—	(8,116)	—	—
Class C	—	(513)	—	—
Class I	—	(86,311)	—	—
Class R3	—	(194)	—	—
Class R4	—	(69)	—	—
Class R5	—	(74)	—	—
Class Y	—	(20,978)	—	—
Class F	—	(86)	—	—
Class SDR	—	(138,241)	—	—
Total distributions	(1,700,563)	(1,952,009)	(20,000)	—
Capital Share Transactions:
Sold	2,033,147	5,791,384	24,686,062	1,000,020
Issued on reinvestment of distributions	1,656,722	1,951,740	20,000	—
Redeemed	(10,648,937)	(14,227,849)	(38,290)	(21)
Net increase (decrease) from capital share transactions	(6,959,068)	(6,484,725)	24,667,772	999,999
Net Increase (Decrease) in Net Assets	(5,626,418)	(16,915,258)	22,927,598	875,048
Net Assets:
Beginning of period	27,566,086	44,481,344	875,048	—
End of period	$ 21,939,668	$ 27,566,086	$ 23,802,646	$ 875,048

(2)	Commenced operations on May 24, 2022.
The accompanying notes are an integral part of these financial statements.
114

Hartford Schroders Funds
 Statements of Changes in Net Assets – (continued)

	Hartford Schroders International Multi-Cap Value Fund		Hartford Schroders International Stock Fund
	For the Year Ended October 31, 2023	For the Year Ended October 31, 2022	For the Year Ended October 31, 2023	For the Year Ended October 31, 2022
Operations:
Net investment income (loss)	$ 74,131,517	$ 82,938,721	$ 69,311,532	$ 67,546,312
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	(39,976,569)	(219,298,966)	(60,042,031)	(285,897,605)
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	232,909,774	(394,954,873)	369,988,571	(984,923,058)
Net Increase (Decrease) in Net Assets Resulting from Operations	267,064,722	(531,315,118)	379,258,072	(1,203,274,351)
Distributions to Shareholders:
Class A	(3,946,432)	(3,151,213)	(2,374,838)	(4,534,577)
Class C	(296,334)	(294,121)	(42,299)	(184,966)
Class I	(26,153,118)	(23,679,132)	(27,779,545)	(38,891,433)
Class R3	(512,314)	(416,460)	(17,897)	(16,060)
Class R4	(189,203)	(158,198)	(42,019)	(72,581)
Class R5	(638,773)	(503,439)	(357,121)	(502,674)
Class Y	(12,100,014)	(9,900,359)	(1,998,196)	(4,809,155)
Class F	(21,846,359)	(18,702,771)	(11,303,233)	(13,376,220)
Class SDR	(29,120,649)	(26,659,683)	(8,984,952)	(9,695,197)
Total distributions	(94,803,196)	(83,465,376)	(52,900,100)	(72,082,863)
Capital Share Transactions:
Sold	549,727,878	926,405,981	2,426,297,357	2,658,324,156
Issued on reinvestment of distributions	85,095,573	75,457,113	49,453,539	67,165,273
Redeemed	(639,828,453)	(873,580,501)	(1,455,570,988)	(1,545,627,305)
Net increase (decrease) from capital share transactions	(5,005,002)	128,282,593	1,020,179,908	1,179,862,124
Net Increase (Decrease) in Net Assets	167,256,524	(486,497,901)	1,346,537,880	(95,495,090)
Net Assets:
Beginning of period	2,117,278,050	2,603,775,951	3,535,958,307	3,631,453,397
End of period	$ 2,284,534,574	$ 2,117,278,050	$ 4,882,496,187	$ 3,535,958,307
The accompanying notes are an integral part of these financial statements.
115

Hartford Schroders Funds
 Statements of Changes in Net Assets – (continued)

	Hartford Schroders Sustainable Core Bond Fund		Hartford Schroders Sustainable International Core Fund
	For the Year Ended October 31, 2023	For the Year Ended October 31, 2022	For the Year Ended October 31, 2023	For the Period Ended October 31, 2022(2)
Operations:
Net investment income (loss)	$ 7,162,403	$ 3,221,627	$ 23,481	$ 8,211
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	(7,390,458)	(11,068,907)	(5,923)	(8,802)
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	(629,786)	(16,551,265)	97,711	(139,121)
Net Increase (Decrease) in Net Assets Resulting from Operations	(857,841)	(24,398,545)	115,269	(139,712)
Distributions to Shareholders:
Class I	(30,552)	(14,783)	(5,948)	—
Class R3	(271)	(317)	—	—
Class R4	(302)	(347)	—	—
Class R5	(332)	(378)	—	—
Class Y	(234,184)	(318,097)	—	—
Class F	(3,494,410)	(1,727,648)	—	—
Class SDR	(3,504,908)	(2,952,567)	(6,052)	—
Total distributions	(7,264,959)	(5,014,137)	(12,000)	—
Capital Share Transactions:
Sold	74,251,205	113,246,909 (3)	46,685	1,000,020
Issued on reinvestment of distributions	6,699,211	4,489,018 (3)	12,000	—
Redeemed	(54,161,290)	(27,300,551) (3)	—	(21)
Net increase (decrease) from capital share transactions	26,789,126	90,435,376	58,685	999,999
Net Increase (Decrease) in Net Assets	18,666,326	61,022,694	161,954	860,287
Net Assets:
Beginning of period	143,999,373	82,976,679	860,287	—
End of period	$ 162,665,699	$ 143,999,373	$ 1,022,241	$ 860,287

(2)	Commenced operations on May 24, 2022.
(3)	As a result of the reorganization, there was no net impact on the operations of the Fund. See Note 13 in the Notes to Financial Statements for additional information on the effects of the reorganization.
The accompanying notes are an integral part of these financial statements.
116

Hartford Schroders Funds
 Statements of Changes in Net Assets – (continued)

	Hartford Schroders Tax-Aware Bond Fund		Hartford Schroders US MidCap Opportunities Fund
	For the Year Ended October 31, 2023	For the Year Ended October 31, 2022	For the Year Ended October 31, 2023	For the Year Ended October 31, 2022
Operations:
Net investment income (loss)	$ 24,377,962	$ 7,726,395	$ 4,904,094	$ 2,895,156
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	(18,979,609)	(12,571,080)	12,321,546	18,630,923
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	(36,127,379)	(52,061,997)	(29,228,870)	(102,931,957)
Net Increase (Decrease) in Net Assets Resulting from Operations	(30,729,026)	(56,906,682)	(12,003,230)	(81,405,878)
Distributions to Shareholders:
Class A	(1,768,781)	(1,605,764)	(3,471,113)	(15,162,114)
Class C	(106,574)	(126,622)	(1,178,748)	(7,632,003)
Class I	(16,132,896)	(8,157,871)	(12,837,203)	(61,840,766)
Class R3	—	—	(51,364)	(288,955)
Class R4	—	—	(16,704)	(116,572)
Class R5	—	—	(10,042)	(101,815)
Class Y	(8,313)	(8,866)	(1,885,791)	(10,739,172)
Class F	(3,920,799)	(1,246,693)	(3,009,490)	(11,385,090)
Class SDR	(1,662,809)	(1,969,376)	(1,164,350)	(5,005,028)
Total distributions	(23,600,172)	(13,115,192)	(23,624,805)	(112,271,515)
Capital Share Transactions:
Sold	949,162,300	245,198,906	282,337,218	195,719,583
Issued on reinvestment of distributions	21,485,311	10,578,397	22,874,942	108,437,249
Redeemed	(428,675,927)	(250,656,258)	(198,265,815)	(218,180,334)
Net increase (decrease) from capital share transactions	541,971,684	5,121,045	106,946,345	85,976,498
Net Increase (Decrease) in Net Assets	487,642,486	(64,900,829)	71,318,310	(107,700,895)
Net Assets:
Beginning of period	390,961,286	455,862,115	733,368,976	841,069,871
End of period	$ 878,603,772	$ 390,961,286	$ 804,687,286	$ 733,368,976
The accompanying notes are an integral part of these financial statements.
117

Hartford Schroders Funds
 Statements of Changes in Net Assets – (continued)

	Hartford Schroders US Small Cap Opportunities Fund
	For the Year Ended October 31, 2023	For the Year Ended October 31, 2022
Operations:
Net investment income (loss)	$ 453,650	$ (207,226)
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	(2,834,343)	1,385,585
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	(32,244,449)	(44,687,496)
Net Increase (Decrease) in Net Assets Resulting from Operations	(34,625,142)	(43,509,137)
Distributions to Shareholders:
Class A	(280,102)	(4,292,084)
Class C	(54,149)	(921,789)
Class I	(1,383,889)	(22,681,914)
Class R3	(8,196)	(148,641)
Class R4	(5,223)	(76,371)
Class R5	(3,612)	(73,241)
Class Y	(271,877)	(4,006,301)
Class F	(126,573)	(1,840,382)
Class SDR	(296,699)	(3,566,355)
Total distributions	(2,430,320)	(37,607,078)
Capital Share Transactions:
Sold	73,566,132	82,976,378
Issued on reinvestment of distributions	2,355,690	36,489,337
Redeemed	(90,686,559)	(89,585,740)
Net increase (decrease) from capital share transactions	(14,764,737)	29,879,975
Net Increase (Decrease) in Net Assets	(51,820,199)	(51,236,240)
Net Assets:
Beginning of period	307,943,795	359,180,035
End of period	$ 256,123,596	$ 307,943,795
The accompanying notes are an integral part of these financial statements.
118

Hartford Schroders Funds
Financial Highlights

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
Hartford Schroders China A Fund
For the Year Ended October 31, 2023
A	$ 10.14	$ 0.07	$ (0.23)	$ (0.16)	$ (0.03)	$ —	$ —	$ (0.03)	$ 9.95	(1.60)%	$ 1,440	1.78%	1.45%	0.63%	66%
C	10.01	(0.01)	(0.17)	(0.18)	—	—	—	—	9.83	(1.80)	124	2.52	1.65	(0.07)	66
I	10.17	0.03	(0.15)	(0.12)	(0.07)	—	—	(0.07)	9.98	(1.29)	4,435	1.49	1.15	0.25	66
Y	10.19	0.07	(0.19)	(0.12)	(0.07)	—	—	(0.07)	10.00	(1.25)	181	1.48	1.11	0.64	66
F	10.20	0.06	(0.16)	(0.10)	(0.09)	—	—	(0.09)	10.01	(1.13)	16,404	1.37	0.99	0.48	66
SDR	10.20	0.07	(0.17)	(0.10)	(0.09)	—	—	(0.09)	10.01	(1.13)	2,503	1.38	0.99	0.59	66
For the Year Ended October 31, 2022
A	$ 15.80	$ (0.02)	$ (5.43)	$ (5.45)	$ —	$ (0.21)	$ —	$ (0.21)	$ 10.14	(35.01)%	$ 420	1.57%	1.45%	(0.16)%	65%
C	15.59	(0.01)	(5.36)	(5.37)	—	(0.21)	—	(0.21)	10.01	(34.97)	128	2.27	1.38	(0.07)	65
I	15.81	0.04	(5.47)	(5.43)	—	(0.21)	—	(0.21)	10.17	(34.86)	8,730	1.24	1.15	0.34	65
Y	15.82	0.03	(5.45)	(5.42)	—	(0.21)	—	(0.21)	10.19	(34.77)	1,328	1.13	1.11	0.22	65
F	15.82	0.06	(5.47)	(5.41)	—	(0.21)	—	(0.21)	10.20	(34.71)	42,772	1.12	0.99	0.41	65
SDR	15.83	0.04	(5.46)	(5.42)	—	(0.21)	—	(0.21)	10.20	(34.75)	2,551	1.13	0.99	0.32	65
For the Year Ended October 31, 2021
A	$ 15.06	$ (0.05)	$ 2.25	$ 2.20	$ (0.00) (4)	$ (1.46)	$ —	$ (1.46)	$ 15.80	15.20%	$ 781	1.94%	1.42%	(0.28)%	73%
C	14.98	(0.18)	2.25	2.07	—	(1.46)	—	(1.46)	15.59	14.31	199	2.66	2.19	(1.14)	73
I	15.08	(0.03)	2.27	2.24	(0.05)	(1.46)	—	(1.51)	15.81	15.45	7,776	1.65	1.15	(0.19)	73
Y	15.08	0.14	2.12	2.26	(0.06)	(1.46)	—	(1.52)	15.82	15.57	2,987	1.55	1.11	0.88	73
F	15.09	(0.03)	2.30	2.27	(0.08)	(1.46)	—	(1.54)	15.82	15.63	63,292	1.54	0.99	(0.18)	73
SDR	15.09	0.01	2.27	2.28	(0.08)	(1.46)	—	(1.54)	15.83	15.70	3,957	1.54	0.99	0.06	73
For the Period Ended October 31, 2020(5)
A	$ 10.00	$ 0.04	$ 5.02	$ 5.06	$ —	$ —	$ —	$ —	$ 15.06	50.60% (6)	$ 369	4.28% (7)	1.29% (7)	0.55% (7)	46%
C	10.00	0.00 (4)	4.98	4.98	—	—	—	—	14.98	49.80 (6)	178	5.08 (7)	2.22 (7)	(0.04) (7)	46
I	10.00	0.07	5.01	5.08	—	—	—	—	15.08	50.80 (6)	183	4.01 (7)	1.15 (7)	0.93 (7)	46
Y	10.00	0.09	4.99	5.08	—	—	—	—	15.08	50.80 (6)	151	3.95 (7)	1.10 (7)	1.14 (7)	46
F	10.00	0.10	4.99	5.09	—	—	—	—	15.09	50.90 (6)	3,169	3.85 (7)	0.99 (7)	1.24 (7)	46
SDR	10.00	0.10	4.99	5.09	—	—	—	—	15.09	50.90 (6)	3,772	3.85 (7)	0.99 (7)	1.24 (7)	46
Hartford Schroders Diversified Emerging Markets Fund
For the Year Ended October 31, 2023
A	$ 6.87	$ 0.14	$ 0.33	$ 0.47	$ (0.02)	$ —	$ —	$ (0.02)	$ 7.32	6.87%	$ 29	1.81%	1.25%	1.75%	121%
C	6.83	0.08	0.33	0.41	—	—	—	—	7.24	6.00	8	2.56	2.05	1.07	121
I	6.89	0.16	0.33	0.49	(0.05)	—	—	(0.05)	7.33	7.03	334	1.51	0.95	2.06	121
Y	6.89	0.17	0.33	0.50	(0.05)	—	—	(0.05)	7.34	7.23	12	1.42	0.90	2.16	121
F	6.82	0.17	0.39	0.56	(0.06)	—	—	(0.06)	7.32	7.36	14,412	1.32	0.89	2.16	121
SDR	6.87	0.17	0.34	0.51	(0.06)	—	—	(0.06)	7.32	7.36	40,520	1.32	0.89	2.19	121
For the Period Ended October 31, 2022
A (8)	$ 9.42	$ 0.14	$ (2.69)	$ (2.55)	$ —	$ —	$ —	$ —	$ 6.87	(27.07)% (6)	$ 10	3.81% (7)	0.88% (7)	2.63% (7)	98%
C (8)	9.42	0.11	(2.70)	(2.59)	—	—	—	—	6.83	(27.50) (6)	7	4.55 (7)	1.68 (7)	1.92 (7)	98
I (8)	9.42	0.16	(2.69)	(2.53)	—	—	—	—	6.89	(26.86) (6)	7	3.50 (7)	0.58 (7)	2.96 (7)	98
Y (8)	9.42	0.17	(2.70)	(2.53)	—	—	—	—	6.89	(26.86) (6)	10	3.42 (7)	0.53 (7)	3.02 (7)	98
F (8)	9.42	0.15	(2.75)	(2.60)	—	—	—	—	6.82	(27.60) (6)	7	3.31 (7)	0.89 (7)	2.65 (7)	98
SDR	10.10	0.18	(3.36)	(3.18)	(0.03)	(0.02)	—	(0.05)	6.87	(31.63)	6,852	2.80	0.89	2.01	98
For the Period Ended October 31, 2021(9)
SDR	$ 10.00	$ —(4)	$ 0.10	$ 0.10	$ —	$ —	$ —	$ —	$ 10.10	1.00% (6)	$ 10,105	4.69% (7)	0.89% (7)	(0.26)% (7)	9% (10)
The accompanying notes are an integral part of these financial statements.
119

Hartford Schroders Funds
Financial Highlights – (continued)

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
Hartford Schroders Diversified Growth Fund (Consolidated)(11)
For the Period Ended October 31, 2023
I	$ 10.00	$ 0.04	$ (0.40)	$ (0.36)	$ —	$ —	$ —	$ —	$ 9.64	(3.60)% (6)	$ 96	2.04% (7)	0.80% (7)	3.72% (7)	15% (12)
SDR	10.00	0.02	(0.38)	(0.36)	—	—	—	—	9.64	(3.60) (6)	49,413	1.85 (7)	0.65 (7)	2.08 (7)	15 (12)
Hartford Schroders Emerging Markets Equity Fund
For the Year Ended October 31, 2023
A	$ 13.24	$ 0.16	$ 1.22	$ 1.38	$ (0.23)	$ —	$ —	$ (0.23)	$ 14.39	10.37%	$ 857,303	1.50%	1.46%	1.06%	47%
C	12.96	0.08	1.17	1.25	(0.07)	—	—	(0.07)	14.14	9.65	3,655	2.16	2.16	0.53	47
I	13.20	0.22	1.19	1.41	(0.27)	—	—	(0.27)	14.34	10.65	1,738,829	1.26	1.26	1.43	47
R3	13.11	0.15	1.18	1.33	(0.21)	—	—	(0.21)	14.23	10.12	90	1.79	1.72	0.98	47
R4	13.23	0.18	1.20	1.38	(0.24)	—	—	(0.24)	14.37	10.44	5,602	1.47	1.47	1.21	47
R5	13.20	0.27	1.14	1.41	(0.28)	—	—	(0.28)	14.33	10.67	23	1.19	1.19	1.77	47
Y	13.24	0.23	1.19	1.42	(0.20)	—	—	(0.20)	14.46	10.70	98,715	1.18	1.18	1.50	47
F	13.21	0.25	1.19	1.44	(0.30)	—	—	(0.30)	14.35	10.88	687,024	1.07	1.07	1.62	47
SDR	13.24	0.25	1.19	1.44	(0.30)	—	—	(0.30)	14.38	10.85	1,631,209	1.07	1.07	1.64	47
For the Year Ended October 31, 2022
A	$ 20.05	$ 0.22	$ (7.00)	$ (6.78)	$ (0.03)	$ —	$ —	$ (0.03)	$ 13.24	(33.86)%	$ 70,886	1.56%	1.56%	1.29%	39%
C	19.76	0.11	(6.86)	(6.75)	(0.05)	—	—	(0.05)	12.96	(34.23)	4,071	2.15	2.15	0.68	39
I	20.13	0.27	(6.97)	(6.70)	(0.23)	—	—	(0.23)	13.20	(33.63)	1,691,881	1.25	1.25	1.62	39
R3	19.99	0.19	(6.93)	(6.74)	(0.14)	—	—	(0.14)	13.11	(33.94)	76	1.78	1.70	1.14	39
R4	20.18	0.23	(7.00)	(6.77)	(0.18)	—	—	(0.18)	13.23	(33.81)	5,013	1.47	1.47	1.39	39
R5	20.14	0.28	(6.98)	(6.70)	(0.24)	—	—	(0.24)	13.20	(33.62)	294	1.18	1.18	1.66	39
Y	20.20	0.31	(7.02)	(6.71)	(0.25)	—	—	(0.25)	13.24	(33.58)	97,257	1.17	1.17	1.82	39
F	20.15	0.30	(6.97)	(6.67)	(0.27)	—	—	(0.27)	13.21	(33.52)	661,403	1.06	1.06	1.78	39
SDR	20.19	0.29	(6.97)	(6.68)	(0.27)	—	—	(0.27)	13.24	(33.50)	2,295,024	1.06	1.06	1.75	39
For the Year Ended October 31, 2021
A	$ 17.22	$ 0.06	$ 2.95	$ 3.01	$ (0.18)	$ —	$ —	$ (0.18)	$ 20.05	17.47%	$ 99,011	1.44%	1.44%	0.28%	36%
C	16.93	0.01	2.82	2.83	—	—	—	—	19.76	16.72	8,835	2.13	2.13	0.03	36
I	17.22	0.21	2.86	3.07	(0.16)	—	—	(0.16)	20.13	17.82	2,326,811	1.23	1.23	1.01	36
R3	17.11	0.10	2.85	2.95	(0.07)	—	—	(0.07)	19.99	17.27	100	1.77	1.68	0.47	36
R4	17.29	0.14	2.90	3.04	(0.15)	—	—	(0.15)	20.18	17.57	5,485	1.47	1.47	0.68	36
R5	17.22	0.21	2.86	3.07	(0.15)	—	—	(0.15)	20.14	17.87	412	1.17	1.17	1.01	36
Y	17.25	0.29	2.78	3.07	(0.12)	—	—	(0.12)	20.20	17.82	890,765	1.16	1.16	1.41	36
F	17.24	0.24	2.86	3.10	(0.19)	—	—	(0.19)	20.15	17.99	1,049,336	1.05	1.05	1.15	36
SDR	17.27	0.26	2.85	3.11	(0.19)	—	—	(0.19)	20.19	18.02	2,361,023	1.05	1.05	1.23	36
For the Year Ended October 31, 2020
A	$ 15.78	$ 0.06	$ 1.71	$ 1.77	$ (0.33)	$ —	$ —	$ (0.33)	$ 17.22	11.28%	$ 62,843	1.53%	1.53%	0.40%	52%
C	15.51	(0.05)	1.67	1.62	(0.20)	—	—	(0.20)	16.93	10.51	7,127	2.16	2.16	(0.34)	52
I	15.77	0.10	1.71	1.81	(0.36)	—	—	(0.36)	17.22	11.56	1,443,799	1.25	1.25	0.63	52
R3	15.66	0.03	1.70	1.73	(0.28)	—	—	(0.28)	17.11	11.08	88	1.79	1.71	0.21	52
R4	15.74	0.17	1.62	1.79	(0.24)	—	—	(0.24)	17.29	11.43	4,500	1.43	1.43	1.09	52
R5	15.78	0.11	1.70	1.81	(0.37)	—	—	(0.37)	17.22	11.55	322	1.20	1.20	0.69	52
Y	15.79	0.13	1.70	1.83	(0.37)	—	—	(0.37)	17.25	11.69	505,338	1.18	1.18	0.85	52
F	15.78	0.14	1.71	1.85	(0.39)	—	—	(0.39)	17.24	11.79	861,337	1.08	1.08	0.85	52
SDR	15.81	0.13	1.72	1.85	(0.39)	—	—	(0.39)	17.27	11.77	1,306,890	1.08	1.08	0.83	52
The accompanying notes are an integral part of these financial statements.
120

Hartford Schroders Funds
Financial Highlights – (continued)

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
Hartford Schroders Emerging Markets Equity Fund – (continued)
For the Year Ended October 31, 2019
A	$ 14.07	$ 0.29	$ 1.56	$ 1.85	$ (0.14)	$ —	$ —	$ (0.14)	$ 15.78	13.27%	$ 60,356	1.45%	1.45%	1.95%	43%
C	13.86	0.19	1.53	1.72	(0.07)	—	—	(0.07)	15.51	12.50	10,532	2.17	2.17	1.27	43
I	14.06	0.31	1.57	1.88	(0.17)	—	—	(0.17)	15.77	13.54	1,838,077	1.23	1.23	2.07	43
R3	13.98	0.23	1.57	1.80	(0.12)	—	—	(0.12)	15.66	13.01	83	1.79	1.72	1.51	43
R4	14.02	(0.05)	1.95	1.90	(0.18)	—	—	(0.18)	15.74	13.78	26	1.43	1.42	(0.32)	43
R5	14.07	0.33	1.56	1.89	(0.18)	—	—	(0.18)	15.78	13.61	600	1.19	1.19	2.19	43
Y	14.09	0.32	1.57	1.89	(0.19)	—	—	(0.19)	15.79	13.62	120,308	1.13	1.13	2.11	43
F	14.07	0.42	1.48	1.90	(0.19)	—	—	(0.19)	15.78	13.73	419,520	1.07	1.07	2.77	43
SDR	14.10	0.34	1.56	1.90	(0.19)	—	—	(0.19)	15.81	13.71	1,129,431	1.07	1.07	2.28	43
Hartford Schroders Emerging Markets Multi-Sector Bond Fund
For the Year Ended October 31, 2023
A	$ 6.21	$ 0.44	$ 0.21	$ 0.65	$ (0.40)	$ —	$ —	$ (0.40)	$ 6.46	10.39%	$ 1,121	1.85%	1.15%	6.61%	133%
C	6.19	0.39	0.21	0.60	(0.35)	—	—	(0.35)	6.44	9.59	133	2.65	1.90	5.87	133
I	6.20	0.46	0.21	0.67	(0.42)	—	—	(0.42)	6.45	10.68	3,164	1.49	0.90	6.80	133
R3	6.22	0.42	0.21	0.63	(0.38)	—	—	(0.38)	6.47	10.04	31	2.12	1.45	6.31	133
R4	6.21	0.44	0.21	0.65	(0.40)	—	—	(0.40)	6.46	10.39	10	1.82	1.15	6.57	133
R5	6.20	0.46	0.20	0.66	(0.42)	—	—	(0.42)	6.44	10.57	10	1.52	0.85	6.90	133
Y	6.20	0.46	0.21	0.67	(0.42)	—	—	(0.42)	6.45	10.74	2,814	1.46	0.85	6.91	133
F	5.80	0.44	0.18	0.62	(0.43)	—	—	(0.43)	5.99	10.74	20	1.40	0.75	7.05	133
SDR	6.20	0.47	0.21	0.68	(0.43)	—	—	(0.43)	6.45	10.85	14,636	1.40	0.75	7.00	133
For the Year Ended October 31, 2022
A	$ 8.29	$ 0.37	$ (2.06)	$ (1.69)	$ (0.33)	$ (0.01)	$ (0.05)	$ (0.39)	$ 6.21	(20.83)%	$ 1,018	1.65%	1.15%	5.12%	118%
C	8.26	0.31	(2.05)	(1.74)	(0.28)	(0.01)	(0.04)	(0.33)	6.19	(21.38)	65	2.46	1.90	4.32	118
I	8.28	0.40	(2.07)	(1.67)	(0.35)	(0.01)	(0.05)	(0.41)	6.20	(20.65)	7,394	1.32	0.90	5.32	118
R3	8.30	0.36	(2.07)	(1.71)	(0.31)	(0.01)	(0.05)	(0.37)	6.22	(21.04)	27	1.93	1.45	4.89	118
R4	8.29	0.37	(2.06)	(1.69)	(0.33)	(0.01)	(0.05)	(0.39)	6.21	(20.83)	9	1.63	1.15	5.17	118
R5	8.28	0.39	(2.06)	(1.67)	(0.35)	(0.01)	(0.05)	(0.41)	6.20	(20.61)	9	1.33	0.85	5.48	118
Y	8.28	0.39	(2.06)	(1.67)	(0.35)	(0.01)	(0.05)	(0.41)	6.20	(20.61)	2,531	1.27	0.85	5.47	118
F	7.77	0.38	(1.93)	(1.55)	(0.36)	(0.01)	(0.05)	(0.42)	5.80	(20.46)	10	1.21	0.75	5.58	118
SDR	8.28	0.41	(2.07)	(1.66)	(0.36)	(0.01)	(0.05)	(0.42)	6.20	(20.53)	16,503	1.21	0.75	5.56	118
For the Year Ended October 31, 2021
A	$ 8.22	$ 0.36	$ 0.05	$ 0.41	$ (0.34)	$ —	$ —	$ (0.34)	$ 8.29	4.92%	$ 1,574	1.48%	1.15%	4.14%	168%
C	8.20	0.29	0.04	0.33	(0.27)	—	—	(0.27)	8.26	4.02	136	2.32	1.90	3.41	168
I	8.21	0.38	0.05	0.43	(0.36)	—	—	(0.36)	8.28	5.19	18,976	1.16	0.88	4.41	168
R3	8.23	0.33	0.05	0.38	(0.31)	—	—	(0.31)	8.30	4.60	31	1.79	1.41	3.89	168
R4	8.22	0.37	0.04	0.41	(0.34)	—	—	(0.34)	8.29	4.92	11	1.49	1.09	4.24	168
R5	8.21	0.38	0.05	0.43	(0.36)	—	—	(0.36)	8.28	5.24	11	1.19	0.85	4.45	168
Y	8.21	0.38	0.05	0.43	(0.36)	—	—	(0.36)	8.28	5.24	2,946	1.12	0.83	4.46	168
F	7.72	0.37	0.05	0.42	(0.37)	—	—	(0.37)	7.77	5.43	12	1.07	0.75	4.54	168
SDR	8.21	0.39	0.05	0.44	(0.37)	—	—	(0.37)	8.28	5.35	20,784	1.07	0.75	4.57	168
The accompanying notes are an integral part of these financial statements.
121

Hartford Schroders Funds
Financial Highlights – (continued)

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
Hartford Schroders Emerging Markets Multi-Sector Bond Fund – (continued)
For the Year Ended October 31, 2020
A	$ 9.12	$ 0.44	$ (0.90)	$ (0.46)	$ (0.34)	$ —	$ (0.10)	$ (0.44)	$ 8.22	(4.85)%	$ 1,727	1.41%	1.15%	5.22%	141%
C	9.08	0.38	(0.89)	(0.51)	(0.29)	—	(0.08)	(0.37)	8.20	(5.43)	215	2.23	1.90	4.48	141
I	9.11	0.47	(0.90)	(0.43)	(0.37)	—	(0.10)	(0.47)	8.21	(4.50)	21,211	1.05	0.82	5.56	141
R3	9.13	0.43	(0.89)	(0.46)	(0.34)	—	(0.10)	(0.44)	8.23	(4.79)	29	1.70	1.24	5.15	141
R4	9.11	0.46	(0.89)	(0.43)	(0.36)	—	(0.10)	(0.46)	8.22	(4.45)	11	1.40	0.92	5.48	141
R5	9.10	0.46	(0.88)	(0.42)	(0.37)	—	(0.10)	(0.47)	8.21	(4.41)	11	1.10	0.85	5.52	141
Y	9.10	0.47	(0.89)	(0.42)	(0.36)	—	(0.11)	(0.47)	8.21	(4.34)	2,376	0.98	0.76	5.60	141
F	9.10	0.51	(1.02)	(0.51)	(0.67)	—	(0.20)	(0.87)	7.72	(4.66)	11	0.98	0.75	5.58	141
SDR	9.11	0.47	(0.90)	(0.43)	(0.36)	—	(0.11)	(0.47)	8.21	(4.44)	34,536	0.98	0.75	5.62	141
For the Year Ended October 31, 2019
A	$ 8.79	$ 0.55	$ 0.25	$ 0.80	$ (0.43)	$ —	$ (0.04)	$ (0.47)	$ 9.12	9.21%	$ 1,829	1.29%	1.11%	6.12%	240%
C	8.74	0.48	0.25	0.73	(0.36)	—	(0.03)	(0.39)	9.08	8.44	266	2.14	1.90	5.39	240
I	8.78	0.58	0.25	0.83	(0.46)	—	(0.04)	(0.50)	9.11	9.65	29,715	1.00	0.83	6.37	240
R3	8.80	0.57	0.25	0.82	(0.45)	—	(0.04)	(0.49)	9.13	9.46	11	1.55	0.88	6.33	240
R4	8.78	0.57	0.25	0.82	(0.45)	—	(0.04)	(0.49)	9.11	9.45	11	1.28	0.86	6.35	240
R5	8.78	0.58	0.24	0.82	(0.46)	—	(0.04)	(0.50)	9.10	9.56	11	1.00	0.81	6.39	240
Y	8.78	0.58	0.24	0.82	(0.46)	—	(0.04)	(0.50)	9.10	9.61	2,046	0.94	0.76	6.39	240
F	8.78	0.58	0.25	0.83	(0.47)	—	(0.04)	(0.51)	9.10	9.66	23,084	0.93	0.75	6.45	240
SDR	8.79	0.58	0.25	0.83	(0.47)	—	(0.04)	(0.51)	9.11	9.65	37,109	0.93	0.75	6.44	240
Hartford Schroders International Contrarian Value Fund
For the Year Ended October 31, 2023
I	$ 8.75	$ 0.24	$ 1.91	$ 2.15	$ (0.20)	$ —	$ —	$ (0.20)	$ 10.70	24.82%	$ 12,203	1.81%	0.78%	2.17%	15%
SDR	8.75	0.25	1.90	2.15	(0.20)	—	—	(0.20)	10.70	24.84	11,600	1.80	0.70	2.23	15
For the Period Ended October 31, 2022(13)
I	$ 10.00	$ 0.13	$ (1.38)	$ (1.25)	$ —	$ —	$ —	$ —	$ 8.75	(12.50)% (6)	$ 438	14.98% (7)	0.70% (7)	3.29% (7)	8% (14)
SDR	10.00	0.13	(1.38)	(1.25)	—	—	—	—	8.75	(12.50) (6)	437	14.78 (7)	0.70 (7)	3.29 (7)	8 (14)
Hartford Schroders International Multi-Cap Value Fund
For the Year Ended October 31, 2023
A	$ 8.05	$ 0.25	$ 0.74	$ 0.99	$ (0.33)	$ —	$ —	$ (0.33)	$ 8.71	12.31%	$ 101,003	1.12%	1.12%	2.78%	112%
C	8.00	0.18	0.75	0.93	(0.27)	—	—	(0.27)	8.66	11.54	8,166	1.85	1.85	2.01	112
I	8.05	0.28	0.74	1.02	(0.36)	—	—	(0.36)	8.71	12.61	589,668	0.85	0.85	3.03	112
R3	8.03	0.23	0.74	0.97	(0.31)	—	—	(0.31)	8.69	12.01	14,425	1.46	1.42	2.49	112
R4	8.03	0.25	0.74	0.99	(0.33)	—	—	(0.33)	8.69	12.30	5,126	1.16	1.16	2.72	112
R5	8.04	0.28	0.74	1.02	(0.36)	—	—	(0.36)	8.70	12.64	16,238	0.85	0.85	3.05	112
Y	8.04	0.28	0.74	1.02	(0.36)	—	—	(0.36)	8.70	12.63	302,192	0.85	0.85	3.05	112
F	8.05	0.29	0.74	1.03	(0.37)	—	—	(0.37)	8.71	12.73	532,470	0.75	0.75	3.14	112
SDR	8.04	0.29	0.74	1.03	(0.37)	—	—	(0.37)	8.70	12.75	715,247	0.75	0.75	3.14	112
For the Year Ended October 31, 2022
A	$ 10.32	$ 0.29	$ (2.27)	$ (1.98)	$ (0.29)	$ —	$ —	$ (0.29)	$ 8.05	(19.57)%	$ 94,322	1.11%	1.11%	3.03%	101%
C	10.25	0.22	(2.26)	(2.04)	(0.21)	—	—	(0.21)	8.00	(20.16)	9,744	1.85	1.85	2.27	101
I	10.31	0.31	(2.26)	(1.95)	(0.31)	—	—	(0.31)	8.05	(19.29)	618,285	0.84	0.84	3.26	101
R3	10.28	0.25	(2.24)	(1.99)	(0.26)	—	—	(0.26)	8.03	(19.72)	13,320	1.46	1.40	2.68	101
R4	10.29	0.28	(2.26)	(1.98)	(0.28)	—	—	(0.28)	8.03	(19.59)	4,544	1.16	1.16	2.91	101
R5	10.30	0.29	(2.24)	(1.95)	(0.31)	—	—	(0.31)	8.04	(19.31)	13,333	0.85	0.85	3.08	101
Y	10.31	0.32	(2.27)	(1.95)	(0.32)	—	—	(0.32)	8.04	(19.36)	247,391	0.85	0.83	3.35	101
F	10.31	0.32	(2.26)	(1.94)	(0.32)	—	—	(0.32)	8.05	(19.19)	472,832	0.74	0.74	3.33	101
SDR	10.30	0.32	(2.26)	(1.94)	(0.32)	—	—	(0.32)	8.04	(19.21)	643,506	0.74	0.74	3.34	101
The accompanying notes are an integral part of these financial statements.
122

Hartford Schroders Funds
Financial Highlights – (continued)

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
Hartford Schroders International Multi-Cap Value Fund – (continued)
For the Year Ended October 31, 2021
A	$ 7.76	$ 0.21	$ 2.57	$ 2.78	$ (0.22)	$ —	$ —	$ (0.22)	$ 10.32	36.00%	$ 98,511	1.11%	1.11%	2.12%	85%
C	7.71	0.13	2.56	2.69	(0.15)	—	—	(0.15)	10.25	34.97	14,700	1.85	1.85	1.34	85
I	7.75	0.24	2.57	2.81	(0.25)	—	—	(0.25)	10.31	36.41	713,835	0.85	0.85	2.39	85
R3	7.73	0.18	2.56	2.74	(0.19)	—	—	(0.19)	10.28	35.61	17,169	1.46	1.40	1.81	85
R4	7.74	0.23	2.54	2.77	(0.22)	—	—	(0.22)	10.29	35.96	5,890	1.16	1.16	2.28	85
R5	7.75	0.23	2.57	2.80	(0.25)	—	—	(0.25)	10.30	36.25	18,070	0.85	0.85	2.28	85
Y	7.75	0.24	2.57	2.81	(0.25)	—	—	(0.25)	10.31	36.43	285,533	0.85	0.82	2.44	85
F	7.76	0.25	2.56	2.81	(0.26)	—	—	(0.26)	10.31	36.35	578,284	0.75	0.75	2.52	85
SDR	7.74	0.25	2.57	2.82	(0.26)	—	—	(0.26)	10.30	36.57	871,784	0.75	0.75	2.49	85
For the Year Ended October 31, 2020
A	$ 9.05	$ 0.17	$ (1.24)	$ (1.07)	$ (0.22)	$ —	$ —	$ (0.22)	$ 7.76	(12.01)%	$ 65,123	1.12%	1.12%	2.12%	119%
C	8.99	0.11	(1.23)	(1.12)	(0.16)	—	—	(0.16)	7.71	(12.69)	12,691	1.86	1.86	1.32	119
I	9.05	0.20	(1.26)	(1.06)	(0.24)	—	—	(0.24)	7.75	(11.86)	538,073	0.85	0.85	2.37	119
R3	9.02	0.14	(1.24)	(1.10)	(0.19)	—	—	(0.19)	7.73	(12.42)	13,398	1.48	1.48	1.71	119
R4	9.03	0.17	(1.24)	(1.07)	(0.22)	—	—	(0.22)	7.74	(12.07)	2,328	1.18	1.18	2.13	119
R5	9.04	0.20	(1.25)	(1.05)	(0.24)	—	—	(0.24)	7.75	(11.75)	17,008	0.86	0.86	2.42	119
Y	9.04	0.20	(1.24)	(1.04)	(0.25)	—	—	(0.25)	7.75	(11.72)	165,134	0.86	0.81	2.49	119
F	9.05	0.21	(1.25)	(1.04)	(0.25)	—	—	(0.25)	7.76	(11.65)	357,583	0.76	0.76	2.58	119
SDR	9.04	0.21	(1.26)	(1.05)	(0.25)	—	—	(0.25)	7.74	(11.78)	577,640	0.76	0.76	2.54	119
For the Year Ended October 31, 2019
A	$ 8.97	$ 0.27	$ 0.28	$ 0.55	$ (0.25)	$ (0.22)	$ —	$ (0.47)	$ 9.05	6.61%	$ 106,530	1.12%	1.12%	3.03%	119%
C	8.90	0.19	0.30	0.49	(0.18)	(0.22)	—	(0.40)	8.99	5.91	21,500	1.87	1.87	2.12	119
I	8.96	0.28	0.30	0.58	(0.27)	(0.22)	—	(0.49)	9.05	6.98	740,680	0.86	0.86	3.13	119
R3	8.94	0.28	0.25	0.53	(0.23)	(0.22)	—	(0.45)	9.02	6.36	19,748	1.48	1.48	3.25	119
R4	8.95	0.26	0.29	0.55	(0.25)	(0.22)	—	(0.47)	9.03	6.57	2,746	1.18	1.18	3.01	119
R5	8.95	0.26	0.32	0.58	(0.27)	(0.22)	—	(0.49)	9.04	6.97	21,262	0.87	0.87	2.99	119
Y	8.96	0.29	0.29	0.58	(0.28)	(0.22)	—	(0.50)	9.04	6.93	146,587	0.85	0.80	3.29	119
F	8.97	0.29	0.29	0.58	(0.28)	(0.22)	—	(0.50)	9.05	6.98	377,025	0.76	0.76	3.31	119
SDR	8.96	0.29	0.29	0.58	(0.28)	(0.22)	—	(0.50)	9.04	6.99	636,333	0.76	0.76	3.27	119
Hartford Schroders International Stock Fund
For the Year Ended October 31, 2023
A	$ 13.66	$ 0.20	$ 1.51	$ 1.71	$ (0.15)	$ —	$ —	$ (0.15)	$ 15.22	12.58%	$ 270,142	1.05%	1.05%	1.25%	28%
C	12.88	0.08	1.43	1.51	(0.04)	—	—	(0.04)	14.35	11.70	18,355	1.80	1.80	0.50	28
I	13.23	0.23	1.47	1.70	(0.20)	—	—	(0.20)	14.73	12.88	2,577,667	0.80	0.80	1.50	28
R3	13.11	0.14	1.45	1.59	(0.11)	—	—	(0.11)	14.59	12.15	2,741	1.39	1.39	0.92	28
R4	13.18	0.20	1.44	1.64	(0.15)	—	—	(0.15)	14.67	12.50	3,477	1.12	1.12	1.30	28
R5	13.24	0.23	1.47	1.70	(0.20)	—	—	(0.20)	14.74	12.87	26,855	0.80	0.80	1.51	28
Y	13.27	0.23	1.47	1.70	(0.20)	—	—	(0.20)	14.77	12.84	121,306	0.81	0.81	1.51	28
F	13.26	0.25	1.45	1.70	(0.21)	—	—	(0.21)	14.75	12.89	1,149,690	0.70	0.70	1.57	28
SDR	13.24	0.25	1.46	1.71	(0.21)	—	—	(0.21)	14.74	12.98	712,263	0.70	0.70	1.60	28
The accompanying notes are an integral part of these financial statements.
123

Hartford Schroders Funds
Financial Highlights – (continued)

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
Hartford Schroders International Stock Fund – (continued)
For the Year Ended October 31, 2022
A	$ 19.07	$ 0.25	$ (5.36)	$ (5.11)	$ (0.16)	$ (0.14)	$ —	$ (0.30)	$ 13.66	(27.22)%	$ 210,992	1.06%	1.06%	1.56%	35%
C	17.97	0.13	(5.07)	(4.94)	(0.01)	(0.14)	—	(0.15)	12.88	(27.71)	15,313	1.81	1.81	0.84	35
I	18.49	0.28	(5.19)	(4.91)	(0.21)	(0.14)	—	(0.35)	13.23	(27.04)	1,897,371	0.80	0.80	1.79	35
R3	18.31	0.15	(5.11)	(4.96)	(0.10)	(0.14)	—	(0.24)	13.11	(27.43)	1,988	1.42	1.41	1.01	35
R4	18.42	0.23	(5.17)	(4.94)	(0.16)	(0.14)	—	(0.30)	13.18	(27.26)	3,618	1.12	1.12	1.49	35
R5	18.49	0.27	(5.17)	(4.90)	(0.21)	(0.14)	—	(0.35)	13.24	(26.99)	23,775	0.81	0.81	1.76	35
Y	18.54	0.30	(5.22)	(4.92)	(0.21)	(0.14)	—	(0.35)	13.27	(27.03)	136,982	0.81	0.81	1.87	35
F	18.52	0.29	(5.18)	(4.89)	(0.23)	(0.14)	—	(0.37)	13.26	(26.93)	692,063	0.70	0.70	1.86	35
SDR	18.50	0.28	(5.17)	(4.89)	(0.23)	(0.14)	—	(0.37)	13.24	(26.96)	553,856	0.71	0.71	1.84	35
For the Year Ended October 31, 2021
A	$ 14.14	$ 0.16	$ 4.77	$ 4.93	$ (0.00) (4)	$ —	$ —	$ —	$ 19.07	34.90%	$ 285,278	1.06%	1.06%	0.89%	28%
C	13.43	0.02	4.52	4.54	—	—	—	—	17.97	33.80	20,788	1.80	1.80	0.13	28
I	13.71	0.21	4.62	4.83	(0.05)	—	—	(0.05)	18.49	35.30	1,981,793	0.79	0.79	1.18	28
R3	13.63	0.10	4.58	4.68	—	—	—	—	18.31	34.34	1,190	1.42	1.41	0.55	28
R4	13.67	0.14	4.61	4.75	(0.00) (4)	—	—	—	18.42	34.78	3,841	1.12	1.12	0.79	28
R5	13.72	0.20	4.62	4.82	(0.05)	—	—	(0.05)	18.49	35.20	24,588	0.81	0.81	1.14	28
Y	13.76	0.21	4.62	4.83	(0.05)	—	—	(0.05)	18.54	35.17	248,058	0.81	0.81	1.17	28
F	13.74	0.22	4.63	4.85	(0.07)	—	—	(0.07)	18.52	35.36	618,602	0.70	0.70	1.25	28
SDR	13.73	0.22	4.62	4.84	(0.07)	—	—	(0.07)	18.50	35.31	447,317	0.71	0.71	1.25	28
For the Year Ended October 31, 2020
A	$ 12.91	$ 0.07	$ 1.30	$ 1.37	$ (0.14)	$ —	$ —	$ (0.14)	$ 14.14	10.63%	$ 114,042	1.12%	1.11%	0.49%	34%
C	12.25	(0.03)	1.25	1.22	(0.04)	—	—	(0.04)	13.43	9.93	6,687	1.85	1.85	(0.21)	34
I	12.51	0.10	1.26	1.36	(0.16)	—	—	(0.16)	13.71	10.93	516,721	0.83	0.83	0.79	34
R3	12.47	0.03	1.26	1.29	(0.13)	—	—	(0.13)	13.63	10.38	734	1.46	1.45	0.25	34
R4	12.50	0.07	1.25	1.32	(0.15)	—	—	(0.15)	13.67	10.62	2,536	1.15	1.15	0.51	34
R5	12.52	0.11	1.26	1.37	(0.17)	—	—	(0.17)	13.72	10.96	12,208	0.83	0.83	0.84	34
Y	12.52	0.06	1.32	1.38	(0.14)	—	—	(0.14)	13.76	11.09	66,753	0.82	0.82	0.45	34
F	12.52	0.11	1.28	1.39	(0.17)	—	—	(0.17)	13.74	11.13	169,576	0.75	0.75	0.86	34
SDR	12.52	0.11	1.27	1.38	(0.17)	—	—	(0.17)	13.73	11.07	136,358	0.75	0.75	0.86	34
For the Year Ended October 31, 2019
A	$ 12.46	$ 0.17	$ 1.18	$ 1.35	$ (0.15)	$ (0.75)	$ —	$ (0.90)	$ 12.91	12.04%	$ 46,241	1.16%	1.14%	1.42%	37%
C	11.90	0.10	1.10	1.20	(0.10)	(0.75)	—	(0.85)	12.25	11.16	3,530	1.90	1.87	0.88	37
I	12.09	0.21	1.13	1.34	(0.17)	(0.75)	—	(0.92)	12.51	12.39	218,391	0.86	0.83	1.81	37
R3	12.08	0.16	1.13	1.29	(0.15)	(0.75)	—	(0.90)	12.47	11.93	190	1.44	1.33	1.35	37
R4	12.09	0.15	1.17	1.32	(0.16)	(0.75)	—	(0.91)	12.50	12.15	292	1.12	1.05	1.24	37
R5	12.10	0.15	1.19	1.34	(0.17)	(0.75)	—	(0.92)	12.52	12.33	1,066	0.80	0.78	1.21	37
Y	12.11	0.21	1.12	1.33	(0.17)	(0.75)	—	(0.92)	12.52	12.38	676	0.87	0.84	1.80	37
F	12.10	0.22	1.12	1.34	(0.17)	(0.75)	—	(0.92)	12.52	12.47	70,305	0.78	0.76	1.85	37
SDR	12.10	0.21	1.14	1.35	(0.18)	(0.75)	—	(0.93)	12.52	12.45	100,663	0.80	0.76	1.80	37
Hartford Schroders Sustainable Core Bond Fund
For the Year Ended October 31, 2023
I	$ 8.36	$ 0.32	$ (0.25)	$ 0.07	$ (0.32)	$ —	$ —	$ (0.32)	$ 8.11	0.74%	$ 1,012	0.58%	0.51%	3.77%	104%
R3	8.39	0.31	(0.25)	0.06	(0.27)	—	—	(0.27)	8.18	0.60	8	1.15	0.65	3.54	104
R4	8.37	0.31	(0.24)	0.07	(0.30)	—	—	(0.30)	8.14	0.70	8	0.85	0.60	3.61	104
R5	8.35	0.32	(0.24)	0.08	(0.33)	—	—	(0.33)	8.10	0.80	8	0.55	0.46	3.74	104
Y	8.35	0.33	(0.25)	0.08	(0.33)	—	—	(0.33)	8.10	0.87	5,377	0.49	0.40	3.79	104
F	8.35	0.33	(0.24)	0.09	(0.34)	—	—	(0.34)	8.10	0.91	72,653	0.43	0.36	3.86	104
SDR	8.34	0.33	(0.24)	0.09	(0.34)	—	—	(0.34)	8.09	0.96	83,598	0.43	0.32	3.89	104
The accompanying notes are an integral part of these financial statements.
124

Hartford Schroders Funds
Financial Highlights – (continued)

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
Hartford Schroders Sustainable Core Bond Fund – (continued)
For the Period Ended October 31, 2022(15)
I (16)	$ 10.46	$ 0.23	$ (1.94)	$ (1.71)	$ (0.20)	$ (0.19)	$ —	$ (0.39)	$ 8.36	(16.83)% (6)	$ 564	0.60% (7)	0.51% (7)	2.61% (7)	162%
R3 (16)	10.45	0.19	(1.92)	(1.73)	(0.14)	(0.19)	—	(0.33)	8.39	(16.94) (6)	8	1.12 (7)	0.66 (7)	2.09 (7)	162
R4 (16)	10.45	0.20	(1.92)	(1.72)	(0.17)	(0.19)	—	(0.36)	8.37	(16.88) (6)	8	0.82 (7)	0.59 (7)	2.13 (7)	162
R5 (16)	10.45	0.21	(1.92)	(1.71)	(0.20)	(0.19)	—	(0.39)	8.35	(16.81) (6)	8	0.52 (7)	0.46 (7)	2.27 (7)	162
Y	10.47	0.21	(1.93)	(1.72)	(0.21)	(0.19)	—	(0.40)	8.35	(16.91)	6,441	0.55	0.40	2.26	162
F (16)	10.45	0.24	(1.94)	(1.70)	(0.21)	(0.19)	—	(0.40)	8.35	(16.72) (6)	76,245	0.41 (7)	0.36 (7)	2.68 (7)	162
SDR	10.46	0.23	(1.94)	(1.71)	(0.22)	(0.19)	—	(0.41)	8.34	(16.86)	60,725	0.46	0.32	2.39	162
For the Period Ended October 31, 2021
Y	$ 10.82	$ 0.18	$ (0.12)	$ 0.06	$ (0.19)	$ (0.22)		$ (0.41)	$ 10.47	0.51%	$ 9,051	0.74%	0.39%	1.74%	179%
SDR	10.82	0.19	(0.13)	0.06	(0.20)	(0.22)		(0.42)	10.46	0.50	73,926	0.69	0.32	1.78	179
For the Period Ended October 31, 2020
Y (17)	$ 10.82	$ 0.06	$ 0.02	$ 0.08	$ (0.08)	$ —		$ (0.08)	$ 10.82	0.70% (6)	$ 34,734	1.04% (7)	0.40% (7)	1.72% (7)	144%
SDR	10.44	0.23	0.62	0.85	(0.25)	(0.22)		(0.47)	10.82	8.34	75,315	0.81	0.32	2.20	144
For the Period Ended October 31, 2019
SDR	$ 9.67	$ 0.29	$ 0.79	$ 1.08	$ (0.31)	$ —		$ (0.31)	$ 10.44	11.27%	$ 62,427	0.78%	0.32%	2.91%	134%
Hartford Schroders Sustainable International Core Fund
For the Year Ended October 31, 2023
I	$ 8.60	$ 0.23	$ 0.96	$ 1.19	$ (0.12)	$ —	$ —	$ (0.12)	$ 9.67	13.84%	$ 533	10.17%	0.70%	2.23%	31%
SDR	8.60	0.23	0.96	1.19	(0.12)	—	—	(0.12)	9.67	13.86	490	10.14	0.70	2.23	31
For the Period Ended October 31, 2022(13)
I	$ 10.00	$ 0.08	$ (1.48)	$ (1.40)	$ —	$ —	$ —	$ —	$ 8.60	(14.00)% (6)	$ 430	14.67% (7)	0.70% (7)	2.03% (7)	17% (14)
SDR	10.00	0.08	(1.48)	(1.40)	—	—	—	—	8.60	(14.00) (6)	430	14.48 (7)	0.70 (7)	2.03 (7)	17 (14)
Hartford Schroders Tax-Aware Bond Fund
For the Year Ended October 31, 2023
A	$ 9.48	$ 0.32	$ (0.21)	$ 0.11	$ (0.30)	$ —	$ —	$ (0.30)	$ 9.29	0.97%	$ 67,410	0.83%	0.71%	3.24%	98%
C	9.50	0.23	(0.21)	0.02	(0.20)	—	—	(0.20)	9.32	0.07	5,872	1.62	1.59	2.34	98
I	9.49	0.35	(0.23)	0.12	(0.32)	—	—	(0.32)	9.29	1.11	586,159	0.60	0.49	3.49	98
Y	9.49	0.34	(0.22)	0.12	(0.31)	—	—	(0.31)	9.30	1.14	250	0.62	0.56	3.35	98
F	9.49	0.35	(0.21)	0.14	(0.33)	—	—	(0.33)	9.30	1.25	167,879	0.51	0.46	3.55	98
SDR	9.48	0.34	(0.20)	0.14	(0.33)	—	—	(0.33)	9.29	1.25	51,034	0.51	0.46	3.44	98
For the Year Ended October 31, 2022
A	$ 11.27	$ 0.17	$ (1.64)	$ (1.47)	$ (0.17)	$ (0.15)	$ —	$ (0.32)	$ 9.48	(13.33)%	$ 37,682	0.83%	0.71%	1.66%	143%
C	11.28	0.08	(1.64)	(1.56)	(0.07)	(0.15)	—	(0.22)	9.50	(14.04)	4,323	1.62	1.59	0.79	143
I	11.28	0.20	(1.64)	(1.44)	(0.20)	(0.15)	—	(0.35)	9.49	(13.12)	248,947	0.61	0.49	1.96	143
Y	11.28	0.20	(1.65)	(1.45)	(0.19)	(0.15)	—	(0.34)	9.49	(13.18)	247	0.63	0.56	1.86	143
F	11.28	0.21	(1.65)	(1.44)	(0.20)	(0.15)	—	(0.35)	9.49	(13.09)	48,151	0.52	0.46	1.98	143
SDR	11.27	0.21	(1.65)	(1.44)	(0.20)	(0.15)	—	(0.35)	9.48	(13.10)	51,611	0.52	0.46	1.97	143
For the Year Ended October 31, 2021
A	$ 11.42	$ 0.12	$ (0.00)(4)	$ 0.12	$ (0.12)	$ (0.15)	$ —	$ (0.27)	$ 11.27	1.08%	$ 63,475	0.82%	0.71%	1.09%	109%
C	11.44	0.03	(0.02)	0.01	(0.02)	(0.15)	—	(0.17)	11.28	0.11	7,768	1.64	1.58	0.22	109
I	11.43	0.15	(0.01)	0.14	(0.14)	(0.15)	—	(0.29)	11.28	1.30	279,048	0.59	0.49	1.31	109
Y	11.44	0.14	(0.01)	0.13	(0.14)	(0.15)	—	(0.29)	11.28	1.14	286	0.62	0.56	1.24	109
F	11.44	0.15	(0.01)	0.14	(0.15)	(0.15)	—	(0.30)	11.28	1.24	40,994	0.51	0.46	1.34	109
SDR	11.43	0.15	(0.01)	0.14	(0.15)	(0.15)	—	(0.30)	11.27	1.24	64,292	0.51	0.46	1.34	109
The accompanying notes are an integral part of these financial statements.
125

Hartford Schroders Funds
Financial Highlights – (continued)

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
Hartford Schroders Tax-Aware Bond Fund – (continued)
For the Year Ended October 31, 2020
A	$ 11.34	$ 0.16	$ 0.32	$ 0.48	$ (0.17)	$ (0.23)	$ —	$ (0.40)	$ 11.42	4.31%	$ 56,486	0.82%	0.71%	1.39%	186%
C	11.34	0.06	0.33	0.39	(0.06)	(0.23)	—	(0.29)	11.44	3.53	8,731	1.61	1.55	0.56	186
I	11.34	0.18	0.34	0.52	(0.20)	(0.23)	—	(0.43)	11.43	4.64	283,060	0.60	0.49	1.61	186
Y	11.35	0.18	0.33	0.51	(0.19)	(0.23)	—	(0.42)	11.44	4.56	213	0.63	0.56	1.56	186
F	11.35	0.19	0.33	0.52	(0.20)	(0.23)	—	(0.43)	11.44	4.67	33,074	0.52	0.46	1.64	186
SDR	11.34	0.19	0.33	0.52	(0.20)	(0.23)	—	(0.43)	11.43	4.68	61,878	0.52	0.46	1.66	186
For the Year Ended October 31, 2019
A	$ 10.66	$ 0.23	$ 0.80	$ 1.03	$ (0.23)	$ (0.12)	$ —	$ (0.35)	$ 11.34	9.79%	$ 36,158	0.83%	0.71%	2.08%	161%
C	10.65	0.14	0.80	0.94	(0.13)	(0.12)	—	(0.25)	11.34	8.91	7,894	1.61	1.54	1.26	161
I	10.67	0.26	0.79	1.05	(0.26)	(0.12)	—	(0.38)	11.34	9.95	209,719	0.61	0.48	2.31	161
Y	10.67	0.26	0.79	1.05	(0.25)	(0.12)	—	(0.37)	11.35	9.98	204	0.60	0.53	2.31	161
F	10.67	0.26	0.80	1.06	(0.26)	(0.12)	—	(0.38)	11.35	10.06	20,569	0.53	0.46	2.33	161
SDR	10.66	0.26	0.80	1.06	(0.26)	(0.12)	—	(0.38)	11.34	10.08	60,005	0.53	0.46	2.38	161
Hartford Schroders US MidCap Opportunities Fund
For the Year Ended October 31, 2023
A	$ 15.92	$ 0.07	$ (0.23)	$ (0.16)	$ (0.04)	$ (0.46)	$ —	$ (0.50)	$ 15.26	(1.12)%	$ 121,123	1.17%	1.17%	0.41%	34%
C	15.80	(0.05)	(0.22)	(0.27)	—	(0.46)	—	(0.46)	15.07	(1.85)	32,530	1.91	1.91	(0.31)	34
I	16.74	0.12	(0.24)	(0.12)	(0.08)	(0.46)	—	(0.54)	16.08	(0.84)	441,958	0.90	0.90	0.68	34
R3	16.26	0.01	(0.23)	(0.22)	—	(0.46)	—	(0.46)	15.58	(1.41)	1,742	1.53	1.53	0.07	34
R4	16.58	0.07	(0.23)	(0.16)	(0.03)	(0.46)	—	(0.49)	15.93	(1.10)	585	1.23	1.16	0.43	34
R5	16.71	0.11	(0.24)	(0.13)	(0.07)	(0.46)	—	(0.53)	16.05	(0.86)	592	0.93	0.93	0.63	34
Y	16.72	0.12	(0.25)	(0.13)	(0.07)	(0.46)	—	(0.53)	16.06	(0.86)	61,122	0.92	0.92	0.67	34
F	16.75	0.13	(0.24)	(0.11)	(0.09)	(0.46)	—	(0.55)	16.09	(0.74)	107,400	0.81	0.81	0.77	34
SDR	16.79	0.13	(0.25)	(0.12)	(0.09)	(0.46)	—	(0.55)	16.12	(0.81)	37,635	0.81	0.81	0.77	34
For the Year Ended October 31, 2022
A	$ 20.63	$ 0.03	$ (1.84)	$ (1.81)	$ —	$ (2.90)	$ —	$ (2.90)	$ 15.92	(10.46)%	$ 107,826	1.17%	1.17%	0.20%	42%
C	20.64	(0.09)	(1.85)	(1.94)	—	(2.90)	—	(2.90)	15.80	(11.16)	41,486	1.91	1.91	(0.54)	42
I	21.52	0.08	(1.94)	(1.86)	(0.02)	(2.90)	—	(2.92)	16.74	(10.25)	397,914	0.89	0.89	0.47	42
R3	21.07	(0.03)	(1.88)	(1.91)	—	(2.90)	—	(2.90)	16.26	(10.75)	1,820	1.52	1.52	(0.15)	42
R4	21.37	0.04	(1.93)	(1.89)	—	(2.90)	—	(2.90)	16.58	(10.47)	564	1.22	1.16	0.22	42
R5	21.47	0.08	(1.93)	(1.85)	(0.01)	(2.90)	—	(2.91)	16.71	(10.22)	309	0.92	0.92	0.42	42
Y	21.50	0.08	(1.95)	(1.87)	(0.01)	(2.90)	—	(2.91)	16.72	(10.29)	60,674	0.91	0.91	0.45	42
F	21.53	0.10	(1.95)	(1.85)	(0.03)	(2.90)	—	(2.93)	16.75	(10.18)	88,436	0.80	0.80	0.57	42
SDR	21.56	0.10	(1.94)	(1.84)	(0.03)	(2.90)	—	(2.93)	16.79	(10.12)	34,340	0.81	0.81	0.56	42
For the Year Ended October 31, 2021
A	$ 14.57	$ (0.02)	$ 6.09	$ 6.07	$ (0.01)	$ —	$ —	$ (0.01)	$ 20.63	41.71%	$ 106,982	1.16%	1.16%	(0.10)%	47%
C	14.67	(0.16)	6.13	5.97	—	—	—	—	20.64	40.70	54,795	1.90	1.90	(0.84)	47
I	15.19	0.03	6.36	6.39	(0.06)	—	—	(0.06)	21.52	42.13	457,621	0.89	0.89	0.17	47
R3	14.92	(0.09)	6.24	6.15	—	—	—	—	21.07	41.22	2,157	1.52	1.52	(0.46)	47
R4	15.08	(0.02)	6.31	6.29	—	—	—	—	21.37	41.71	856	1.22	1.17	(0.11)	47
R5	15.16	0.03	6.33	6.36	(0.05)	—	—	(0.05)	21.47	42.03	874	0.92	0.92	0.17	47
Y	15.18	0.03	6.34	6.37	(0.05)	—	—	(0.05)	21.50	42.05	82,958	0.91	0.91	0.15	47
F	15.20	0.05	6.35	6.40	(0.07)	—	—	(0.07)	21.53	42.23	83,647	0.80	0.80	0.26	47
SDR	15.23	0.05	6.35	6.40	(0.07)	—	—	(0.07)	21.56	42.14	51,180	0.80	0.80	0.26	47
The accompanying notes are an integral part of these financial statements.
126

Hartford Schroders Funds
Financial Highlights – (continued)

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
Hartford Schroders US MidCap Opportunities Fund – (continued)
For the Year Ended October 31, 2020
A	$ 15.01	$ 0.01	$ (0.35)	$ (0.34)	$ 0.00(4)	$ (0.10)	$ —	$ (0.10)	$ 14.57	(2.25)%	$ 71,370	1.18%	1.18%	0.06%	53%
C	15.21	(0.10)	(0.34)	(0.44)	—	(0.10)	—	(0.10)	14.67	(2.90)	43,785	1.92	1.92	(0.67)	53
I	15.63	0.05	(0.35)	(0.30)	(0.04)	(0.10)	—	(0.14)	15.19	(1.92)	352,667	0.90	0.90	0.35	53
R3	15.41	(0.04)	(0.35)	(0.39)	—	(0.10)	—	(0.10)	14.92	(2.54)	975	1.53	1.53	(0.28)	53
R4	15.53	0.00 (4)	(0.35)	(0.35)	—	(0.10)	—	(0.10)	15.08	(2.26)	567	1.23	1.23	0.01	53
R5	15.60	0.05	(0.35)	(0.30)	(0.04)	(0.10)	—	(0.14)	15.16	(1.96)	1,229	0.93	0.93	0.31	53
Y	15.63	0.05	(0.35)	(0.30)	(0.05)	(0.10)	—	(0.15)	15.18	(1.93)	77,493	0.91	0.90	0.34	53
F	15.64	0.06	(0.34)	(0.28)	(0.06)	(0.10)	—	(0.16)	15.20	(1.82)	55,554	0.81	0.81	0.42	53
SDR	15.67	0.07	(0.35)	(0.28)	(0.06)	(0.10)	—	(0.16)	15.23	(1.81)	37,895	0.81	0.81	0.45	53
For the Year Ended October 31, 2019
A	$ 13.68	$ 0.02	$ 1.58	$ 1.60	$ —	$ (0.27)	$ —	$ (0.27)	$ 15.01	12.12%	$ 87,831	1.27%	1.27%	0.14%	39%
C	13.97	(0.09)	1.60	1.51	—	(0.27)	—	(0.27)	15.21	11.29	60,195	2.02	2.02	(0.61)	39
I	14.24	0.06	1.64	1.70	(0.04)	(0.27)	—	(0.31)	15.63	12.41	496,725	1.00	1.00	0.42	39
R3	14.09	(0.04)	1.63	1.59	—	(0.27)	—	(0.27)	15.41	11.69	1,423	1.62	1.62	(0.25)	39
R4	14.17	0.01	1.64	1.65	(0.02)	(0.27)	—	(0.29)	15.53	12.09	627	1.32	1.32	0.09	39
R5	14.24	0.06	1.62	1.68	(0.05)	(0.27)	—	(0.32)	15.60	12.32	1,476	1.02	1.02	0.39	39
Y	14.24	0.07	1.64	1.71	(0.05)	(0.27)	—	(0.32)	15.63	12.50	116,557	0.97	0.95	0.44	39
F	14.25	0.07	1.64	1.71	(0.05)	(0.27)	—	(0.32)	15.64	12.52	54,955	0.91	0.91	0.48	39
SDR	14.28	0.07	1.64	1.71	(0.05)	(0.27)	—	(0.32)	15.67	12.49	82,604	0.91	0.91	0.48	39
Hartford Schroders US Small Cap Opportunities Fund
For the Year Ended October 31, 2023
A	$ 26.06	$ (0.02)	$ (3.07)	$ (3.09)	$ —	$ (0.22)	$ —	$ (0.22)	$ 22.75	(11.94)%	$ 27,434	1.39%	1.35%	(0.08)%	42%
C	26.07	(0.21)	(3.05)	(3.26)	—	(0.22)	—	(0.22)	22.59	(12.59)	4,529	2.14	2.10	(0.83)	42
I	27.79	0.05	(3.28)	(3.23)	—	(0.22)	—	(0.22)	24.34	(11.70)	156,580	1.09	1.09	0.17	42
R3	27.05	(0.11)	(3.17)	(3.28)	—	(0.22)	—	(0.22)	23.55	(12.21)	1,234	1.71	1.65	(0.39)	42
R4	27.51	(0.02)	(3.24)	(3.26)	—	(0.22)	—	(0.22)	24.03	(11.93)	578	1.41	1.35	(0.08)	42
R5	27.77	0.06	(3.28)	(3.22)	—	(0.22)	—	(0.22)	24.33	(11.67)	640	1.11	1.05	0.21	42
Y	27.79	0.06	(3.28)	(3.22)	—	(0.22)	—	(0.22)	24.35	(11.66)	26,336	1.10	1.05	0.22	42
F	27.87	0.09	(3.30)	(3.21)	—	(0.22)	—	(0.22)	24.44	(11.59)	13,531	0.99	0.95	0.32	42
SDR	27.90	0.09	(3.30)	(3.21)	—	(0.22)	—	(0.22)	24.47	(11.58)	25,262	1.00	0.95	0.32	42
For the Year Ended October 31, 2022
A	$ 33.48	$ (0.08)	$ (3.65)	$ (3.73)	$ —	$ (3.69)	$ —	$ (3.69)	$ 26.06	(12.56)%	$ 32,403	1.37%	1.35%	(0.30)%	38%
C	33.73	(0.29)	(3.68)	(3.97)	—	(3.69)	—	(3.69)	26.07	(13.24)	6,440	2.13	2.10	(1.05)	38
I	35.38	(0.01)	(3.89)	(3.90)	—	(3.69)	—	(3.69)	27.79	(12.35)	179,554	1.09	1.09	(0.04)	38
R3	34.71	(0.17)	(3.80)	(3.97)	—	(3.69)	—	(3.69)	27.05	(12.83)	989	1.70	1.65	(0.59)	38
R4	35.14	(0.09)	(3.85)	(3.94)	—	(3.69)	—	(3.69)	27.51	(12.57)	636	1.41	1.35	(0.29)	38
R5	35.34	—	(3.88)	(3.88)	—	(3.69)	—	(3.69)	27.77	(12.30)	455	1.11	1.05	—	38
Y	35.37	—	(3.89)	(3.89)	—	(3.69)	—	(3.69)	27.79	(12.32)	34,407	1.10	1.05	—	38
F	35.42	0.03	(3.89)	(3.86)	—	(3.69)	—	(3.69)	27.87	(12.21)	16,017	0.99	0.95	0.10	38
SDR	35.46	0.03	(3.90)	(3.87)	—	(3.69)	—	(3.69)	27.90	(12.23)	37,043	0.99	0.95	0.11	38
The accompanying notes are an integral part of these financial statements.
127

Hartford Schroders Funds
Financial Highlights – (continued)

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
Hartford Schroders US Small Cap Opportunities Fund – (continued)
For the Year Ended October 31, 2021
A	$ 23.20	$ (0.11)	$ 10.39	$ 10.28	$ —	$ —	$ —	$ —	$ 33.48	44.31%	$ 38,561	1.38%	1.35%	(0.34)%	56%
C	23.54	(0.34)	10.53	10.19	—	—	—	—	33.73	43.29	8,574	2.12	2.10	(1.09)	56
I	24.45	(0.02)	10.97	10.95	(0.02)	—	—	(0.02)	35.38	44.78	219,197	1.08	1.07	(0.06)	56
R3	24.11	(0.21)	10.81	10.60	—	—	—	—	34.71	43.97	1,379	1.70	1.63	(0.64)	56
R4	24.35	(0.11)	10.90	10.79	—	—	—	—	35.14	44.31	739	1.40	1.35	(0.34)	56
R5	24.44	(0.02)	10.95	10.93	(0.03)	—	—	(0.03)	35.34	44.75	687	1.10	1.05	(0.06)	56
Y	24.46	(0.01)	10.95	10.94	(0.03)	—	—	(0.03)	35.37	44.75	38,267	1.09	1.05	(0.05)	56
F	24.49	0.02	10.97	10.99	(0.06)	—	—	(0.06)	35.42	44.92	17,664	0.99	0.95	0.06	56
SDR	24.52	0.02	10.98	11.00	(0.06)	—	—	(0.06)	35.46	44.91	34,111	0.99	0.95	0.06	56
For the Year Ended October 31, 2020
A	$ 25.69	$ 0.01	$ (1.19)	$ (1.18)	$ (0.02)	$ (1.29)	$ —	$ (1.31)	$ 23.20	(5.02)%	$ 23,897	1.42%	1.35%	0.06%	47%
C	26.23	(0.16)	(1.24)	(1.40)	—	(1.29)	—	(1.29)	23.54	(5.77)	6,957	2.17	2.10	(0.67)	47
I	27.00	0.09	(1.27)	(1.18)	(0.08)	(1.29)	—	(1.37)	24.45	(4.78)	144,885	1.11	1.05	0.38	47
R3	26.71	(0.07)	(1.24)	(1.31)	—	(1.29)	—	(1.29)	24.11	(5.31)	242	1.73	1.64	(0.30)	47
R4	26.93	0.02	(1.27)	(1.25)	(0.04)	(1.29)	—	(1.33)	24.35	(5.04)	194	1.43	1.35	0.08	47
R5	26.98	0.06	(1.23)	(1.17)	(0.08)	(1.29)	—	(1.37)	24.44	(4.78)	293	1.13	1.05	0.25	47
Y	27.00	0.09	(1.26)	(1.17)	(0.08)	(1.29)	—	(1.37)	24.46	(4.74)	23,531	1.12	1.05	0.39	47
F	27.03	0.10	(1.25)	(1.15)	(0.10)	(1.29)	—	(1.39)	24.49	(4.68)	10,407	1.01	0.95	0.41	47
SDR	27.06	0.08	(1.23)	(1.15)	(0.10)	(1.29)	—	(1.39)	24.52	(4.66)	23,538	1.01	0.95	0.36	47
For the Year Ended October 31, 2019
A	$ 25.55	$ 0.02	$ 2.38	$ 2.40	$ (0.01)	$ (2.25)	$ —	$ (2.26)	$ 25.69	11.21%	$ 20,928	1.43%	1.35%	0.07%	45%
C	26.20	(0.16) (18)	2.44	2.28	—	(2.25) (18)	—	(2.25)	26.23	10.43	7,096	2.18	2.10	(0.65)	45
I	26.71	0.10	2.50	2.60	(0.06) (18)	(2.25)	—	(2.31)	27.00	11.59	140,024	1.11	1.04	0.40	45
R3	26.53	(0.05)	2.48	2.43	—	(2.25)	—	(2.25)	26.71	10.90	111	1.74	1.63	(0.21)	45
R4	26.68	—	2.54	2.54	(0.04)	(2.25)	—	(2.29)	26.93	11.33	259	1.44	1.31	(0.01)	45
R5	26.70	0.08	2.51	2.59	(0.06)	(2.25)	—	(2.31)	26.98	11.56	78	1.12	1.05	0.31	45
Y	26.73	0.11	2.50	2.61	(0.09)	(2.25) (18)	—	(2.34)	27.00	11.62	25,883	1.08	1.01	0.43	45
F	26.74	0.12	2.51	2.63	(0.09)	(2.25)	—	(2.34)	27.03	11.69	4,483	1.02	0.95	0.47	45
SDR	26.78	0.13	2.49	2.62	(0.09)	(2.25)	—	(2.34)	27.06	11.67	11,328	1.02	0.95	0.50	45

FINANCIAL HIGHLIGHTS FOOTNOTES
(1)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(2)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(3)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly (see Expenses in the accompanying Notes to Financial Statements).
(4)	Amount is less than $0.01 per share.
(5)	Commenced operations on March 31, 2020.
(6)	Not annualized.
(7)	Annualized.
(8)	Classes A, C, I, Y and F commenced operations on February 28, 2022.
(9)	Commenced operations on September 30, 2021.
(10)	Reflects the Fund's portfolio turnover for the period September 30, 2021 through October 31, 2021.
(11)	Commenced operations on September 20, 2023.
(12)	Reflects the Fund’s portfolio turnover for the period September 20,2023 through October 31, 2023.
(13)	Commenced operations on May 24, 2022.
(14)	Reflects the Fund’s portfolio turnover for the period May 24, 2022 through October 31, 2022.
(15)	Prior to November 12, 2021 this Fund operated as the Schroder Core Bond Fund, the Fund's predecessor fund. Please see Note 1 of the Notes to Financial Statements for details of this reorganization. Effective after the close of business on November 12, 2021, the Investor and R6 share classes were redesignated as Class Y and SDR, respectively. See Note 13 for further information.
(16)	Classes I, R3, R4, R5 and F commenced operations on November 12, 2021.
The accompanying notes are an integral part of these financial statements.
128

Hartford Schroders Funds
Financial Highlights – (continued)

(17)	Commenced operations on June 29, 2020.
(18)	The per share data has been revised since the October 31, 2022 Annual Report to make non-material updates.
The accompanying notes are an integral part of these financial statements.
129

Hartford Schroders Funds
 Notes to Financial Statements
 October 31, 2023

1.	Organization:
The Hartford Mutual Funds II, Inc. (the "Company") is an open-end registered management investment company comprised of fifteen series, as of October 31, 2023. Financial statements of each series of the Company listed below (each, a "Fund" and collectively, the "Funds") are included in this report.

The Hartford Mutual Funds II, Inc.:
Hartford Schroders China A Fund (the "China A Fund")
Hartford Schroders Diversified Emerging Markets Fund (the "Diversified Emerging Markets Fund")
Hartford Schroders Diversified Growth Fund (the "Diversified Growth Fund")
Hartford Schroders Emerging Markets Equity Fund (the "Emerging Markets Equity Fund")
Hartford Schroders Emerging Markets Multi-Sector Bond Fund (the "Emerging Markets Multi-Sector Bond Fund")
Hartford Schroders International Contrarian Value Fund (the "International Contrarian Value Fund")
Hartford Schroders International Multi-Cap Value Fund (the "International Multi-Cap Value Fund")
Hartford Schroders International Stock Fund (the "International Stock Fund")
Hartford Schroders Sustainable Core Bond Fund (the "Sustainable Core Bond Fund")
Hartford Schroders Sustainable International Core Fund (the "Sustainable International Core Fund")
Hartford Schroders Tax-Aware Bond Fund (the "Tax-Aware Bond Fund")
Hartford Schroders US MidCap Opportunities Fund (the "US MidCap Opportunities Fund")
Hartford Schroders US Small Cap Opportunities Fund (the "US Small Cap Opportunities Fund")
The assets of each Fund are separate, and a shareholder’s interest is limited to the Fund in which shares are held. The Company is organized under the laws of the State of Maryland and is registered with the U.S. Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). Each Fund, except China A Fund and Emerging Markets Multi-Sector Bond Fund, is a diversified open-end management investment company. China A Fund and Emerging Markets Multi-Sector Bond Fund are each a non-diversified open-end management investment company. Each Fund applies specialized accounting and reporting standards under Accounting Standards Codification-Topic 946, "Financial Services – Investment Companies".
Sustainable Core Bond Fund acquired all of the assets and liabilities of Schroder Core Bond Fund (the "Predecessor Fund") pursuant to an agreement and plan of reorganization immediately following the close of business on November 12, 2021 (the “reorganization”). All information and references to periods prior to the close of business on November 12, 2021 with respect to the Sustainable Core Bond Fund refers to the Predecessor Fund.
The Diversified Growth Fund commenced operations on September 20, 2023. Each Fund, except Diversified Growth Fund, International Contrarian Value Fund, Sustainable Core Bond Fund, and Sustainable International Core Fund, has registered for sale Class A and Class C shares. Each Fund has registered for sale Class I and Class SDR shares. In addition, each Fund, except China A Fund, Diversified Emerging Markets Fund, Diversified Growth Fund, International Contrarian Value Fund, Sustainable International Core Fund and Tax-Aware Bond Fund, has registered for sale Class R3, Class R4 and Class R5 shares. Each Fund, except Diversified Growth Fund, International Contrarian Value Fund and Sustainable International Core Fund, has registered for sale Class Y and Class F shares. Class A shares of each Fund that offers Class A shares, except Emerging Markets Multi-Sector Bond Fund and Tax-Aware Bond Fund, are sold with a front-end sales charge of up to 5.50%. Class A shares of Emerging Markets Multi-Sector Bond Fund and Tax-Aware Bond Fund are sold with a front-end sales charge of up to 4.50%. Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class C shares automatically convert to Class A shares of the same Fund after eight years provided that the Fund or the financial intermediary has records verifying that the Class C shares have been held for at least eight years. Classes I, R3, R4, R5, Y, F and SDR shares do not have a sales charge. The Emerging Markets Equity Fund is closed to new investors, subject to certain exceptions set forth in the Emerging Markets Equity Fund’s prospectus.
2.	Significant Accounting Policies:
The following is a summary of significant accounting policies of each Fund used in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles ("U.S. GAAP"). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
130

Hartford Schroders Funds
 Notes to Financial Statements – (continued)
 October 31, 2023

a)	Determination of Net Asset Value – The net asset value ("NAV") of each class of each Fund’s shares is determined as of the close of regular trading on the New York Stock Exchange (the "Exchange") (normally 4:00 p.m. Eastern Time) (the "NYSE Close") on each day that the Exchange is open ("Valuation Date"). If the Exchange is closed due to weather or other extraordinary circumstances on a day it would typically be open for business, each Fund may treat such day as a typical business day and accept purchase and redemption orders and calculate each Fund’s NAV in accordance with applicable law. The NAV of each class of each Fund's shares is determined by dividing the value of the Fund’s net assets attributable to the class of shares by the number of shares outstanding for that class. Information that becomes known to the Funds after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.
b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV of each class of each Fund, portfolio securities and other assets held in the Fund’s portfolio for which market prices are readily available are valued at market value. Market value is generally determined on the basis of official close price or last reported trade price. If no trades were reported, market value is based on prices obtained from a quotation reporting system, established market makers (including evaluated prices), or independent pricing services. Pricing vendors may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data, credit quality information, general market conditions, news, and other factors and assumptions.
With respect to a Fund's investments that do not have readily available market prices, the Company's Board of Directors (the "Board") has designated Hartford Funds Management Company, LLC (the "Investment Manager" or "HFMC") as its valuation designee to perform fair valuations pursuant to Rule 2a-5 under the 1940 Act (the "Valuation Designee").
If market prices are not readily available or deemed unreliable, the Valuation Designee determines the fair value of the security or other instrument in good faith under policies and procedures approved by and under the supervision of the Board ("Valuation Procedures").
The Valuation Designee has delegated the day-to-day responsibility for implementing the Valuation Procedures to the Valuation Committee. The Valuation Committee will consider all available relevant factors in determining an investment’s fair value. The Valuation Designee reports fair value matters to the Audit Committee of the Board.
Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Securities and other instruments that are primarily traded on foreign markets may trade on days that are not business days of the Funds. The value of the foreign securities or other instruments in which a Fund invests may change on days when a shareholder will not be able to purchase, redeem or exchange shares of the Fund.
Fixed income investments (other than short-term obligations) and non-exchange traded derivatives held by a Fund are normally valued at prices supplied by independent pricing services in accordance with the Valuation Procedures. Short-term investments maturing in 60 days or less are generally valued at amortized cost, which approximates fair value.
Exchange-traded derivatives, such as options, futures and options on futures, are valued at the last sale price determined by the exchange where such instruments principally trade as of the close of such exchange ("Exchange Close"). If a last sale price is not available, the value will be the mean of the most recently quoted bid and ask prices as of the Exchange Close. If a mean of the bid and ask prices cannot be calculated for the day, the value will be the most recently quoted bid price as of the Exchange Close. Over-the-counter derivatives are normally valued based on prices supplied by independent pricing services in accordance with the Valuation Procedures.
Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using the prevailing spot currency exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities or other instruments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Exchange is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of a Fund.
Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.
Shares of investment companies listed and traded on an exchange are valued in the same manner as any exchange-listed equity security. Investments in investment companies that are not listed or traded on an exchange ("Non-Traded Funds"), if any, are valued at the respective NAV of each Non-Traded Fund on the Valuation Date. Such Non-Traded Funds and listed investment companies may use fair value pricing as disclosed in their prospectuses.
Financial instruments for which prices are not available from an independent pricing service may be valued using quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with the Valuation Procedures.
131

Hartford Schroders Funds
 Notes to Financial Statements – (continued)
 October 31, 2023

U.S. GAAP defines fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of each Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:
•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.
Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.
For additional information, refer to the Fair Value Summary and the Level 3 roll-forward reconciliation, if applicable, which follows each Fund's Schedule of Investments.
c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.
The trade date for senior floating rate interests purchased in the primary loan market is considered the date on which the loan allocations are determined. The trade date for senior floating rate interests purchased in the secondary loan market is the date on which the transaction is entered into.
Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, each Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium, accretion of discounts and additional principal received in-kind in lieu of cash, is accrued on a daily basis.
Paydown gains and losses on mortgage-related and other asset-backed securities are included in interest income in the Statements of Operations, as applicable.
Please refer to Note 8 for Securities Lending information.
d)	Taxes – A Fund may be subject to taxes imposed on realized gains on securities of certain foreign countries in which such Fund invests. A Fund may also be subject to taxes withheld on foreign dividends and interest from securities in which each Fund invests. The amount of any foreign taxes withheld and foreign tax expense is included on the accompanying Statements of Operations as a reduction to net investment income or net realized or unrealized gain (loss) on investments in these securities, if applicable.
e)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the Valuation Date. Purchases and sales of investments, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.
132

Hartford Schroders Funds
 Notes to Financial Statements – (continued)
 October 31, 2023

A Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.
Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.
f)	Joint Trading Account – A Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.
g)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for each class of each Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of each class of each Fund’s shares is determined as of the close of business on each business day of the Exchange (see Note 2(a)). The NAV is determined separately for each class of shares of a Fund by dividing the Fund's net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by a Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class of the Fund. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of each Fund.
Orders for the purchase of a Fund's shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Funds are not open for business, are priced at the next determined NAV.
Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors. Dividends and/or distributions to shareholders are recorded on ex-date. The policy of China A Fund, Diversified Emerging Markets Fund, Diversified Growth Fund, Emerging Markets Equity Fund, International Contrarian Value Fund, International Stock Fund, Sustainable International Core Fund, US MidCap Opportunities Fund and US Small Cap Opportunities Fund is to pay dividends from net investment income and realized gains, if any, at least once a year. The policy of Sustainable Core Bond Fund and Tax-Aware Bond Fund is to pay dividends from net investment income, if any, monthly, and realized gains, if any, at least once a year. The policy of Emerging Markets Multi-Sector Bond Fund and International Multi-Cap Value Fund is to pay dividends from net investment income, if any, quarterly, and realized gains, if any, at least once a year.
Income dividends and capital gains distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing (see Federal Income Taxes: Distributions and Components of Distributable Earnings and
Reclassification of Capital Accounts notes).
h)	Basis for Consolidation – The Diversified Growth Fund may invest up to 25% of its total assets in a wholly-owned subsidiary of the Diversified Growth Fund (the "Subsidiary"). The Subsidiary is organized under the laws of the Cayman Islands and is consolidated in the Diversified Growth Fund’s financial statements. All intercompany balances, revenues, and expenses have been eliminated in consolidation. The Subsidiary acts as an investment vehicle in order to enter into certain investments (primarily commodities) for the Diversified Growth Fund consistent with the investment objectives and policies specified in the Prospectus and Statement of Additional Information.
3.	Securities and Other Investments:
a)	Restricted Securities – Each Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if applicable, is included at the end of each Fund's Schedule of Investments.
b)	Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by a Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations. See each Fund’s Schedule of Investments, if applicable, for when-issued or delayed-delivery investments as of October 31, 2023.
A Fund may enter into to-be announced ("TBA") commitments. TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed-upon future settlement date. The specific securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate and mortgage terms. Although a Fund may enter into TBA commitments with the intention of acquiring or delivering securities for its portfolio,
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 October 31, 2023

the Fund can extend the settlement date, roll the transaction, or dispose of a commitment prior to settlement if deemed appropriate to do so. If the TBA commitment is closed through the acquisition of an offsetting TBA commitment, a Fund realizes a gain or loss. In a TBA roll transaction, a Fund generally purchases or sells the initial TBA commitment prior to the agreed upon settlement date and enters into a new TBA commitment for future delivery or receipt of the mortgage-backed securities. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date. See a Fund's Schedule of Investments, if applicable, for TBA commitments as of October 31, 2023.
c)	Mortgage-Related and Other Asset-Backed Securities – A Fund may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, stripped mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment that consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed by the full faith and credit of the United States Government. Mortgage-related and other asset-backed securities created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. See each Fund's Schedule of Investments, if applicable, for mortgage-related and other asset-backed securities as of October 31, 2023.
d)	Inflation-Indexed Bonds – A Fund may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income investments whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive the principal amount until maturity. See each Fund's Schedule of Investments, if applicable, for inflation-indexed bonds as of October 31, 2023.
4.	Financial Derivative Instruments:
The following disclosures contain information on how and why a Fund may use derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect a Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statements of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Schedules of Investments, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statements of Operations.
a)	Foreign Currency Contracts – A Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts may be used in connection with settling purchases or sales of securities to hedge the currency exposure associated with some or all of a Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by a Fund as an unrealized gain or loss. A Fund will record a realized gain or loss when the foreign currency contract is settled.
Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. Upon entering into a foreign currency contract, a Fund may be required to post margin equal to its outstanding exposure thereunder.
During the year ended October 31, 2023, each of Diversified Emerging Markets Fund, Diversified Growth Fund, Emerging Markets Equity Fund, Emerging Markets Multi-Sector Bond Fund and International Multi-Cap Value Fund had used Foreign Currency Contracts.
b)	Futures Contracts – A Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. A Fund may use futures contracts to manage risk or obtain exposure to the investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, a Fund is required to deposit with a futures commission merchant ("FCM") an
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 October 31, 2023

amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate amount equal to the change in value ("variation margin") is paid or received by a Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.
During the year ended October 31, 2023, each of Diversified Emerging Markets Fund, Diversified Growth Fund, Emerging Markets Multi-Sector Bond Fund, International Multi-Cap Value Fund, Sustainable Core Bond Fund and Sustainable International Core Fund had used Futures Contracts.
c)	Swap Contracts – A Fund may invest in swap contracts. Swap contracts are agreements to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified future intervals. Swap contracts are either privately negotiated in the over-the-counter market ("OTC swaps") or cleared through a central counterparty or derivatives clearing organization ("centrally cleared swaps"). A Fund may enter into credit default, total return, cross-currency, interest rate, inflation and other forms of swap contracts to manage its exposure to credit, currency, interest rate, commodity and inflation risk. Swap contracts are also used to gain exposure to certain markets. In connection with these contracts, investments or cash may be identified as collateral or margin in accordance with the terms of the respective swap contracts and/or master netting arrangement to provide assets of value and recourse in the event of default or bankruptcy/insolvency.
Swaps are valued in accordance with the Valuation Procedures. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation or depreciation on the Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value ("variation margin") on the Statements of Assets and Liabilities. Realized gains or losses on centrally cleared swaps are recorded upon the termination of the swaps. OTC swap payments received or paid at the beginning of the measurement period are reflected as such on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap contract to compensate for differences between the stated terms of the swap contract and prevailing market conditions (credit spreads, currency exchange rates, interest rates and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination or maturity of the swap is recorded as a realized gain or loss on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gains or losses on the Statements of Operations.
Entering into these contracts involves, to varying degrees, elements of liquidation, counterparty, credit and market risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, that the counterparty to the contracts may default on its obligation to perform or disagree as to the meaning of contractual terms in the contracts, and that there may be unfavorable changes in market conditions (credit spreads, currency exchange rates, interest rates and other relevant factors).
A Fund’s maximum risk of loss from counterparty risk for OTC swaps is the net value of the discounted cash flows to be received from the counterparty over the contract’s remaining life, and current market value, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between a Fund and the counterparty, which allows for the netting of payments made or received (although such amounts are presented on a gross basis within the Statements of Assets and Liabilities, as applicable) as well as the posting of collateral to a Fund to cover the Fund’s exposure to the counterparty. In a centrally cleared swap, while a Fund enters into an agreement with a clearing broker to execute contracts with a counterparty, the performance of the swap is guaranteed by the central clearinghouse, which reduces the Fund’s exposure to counterparty risk. However, the Fund is still exposed to a certain amount of counterparty risk through the clearing broker and clearinghouse. The clearinghouse attempts to minimize this risk to its participants through the use of mandatory margin requirements, daily cash settlements and other procedures. Likewise, the clearing broker reduces its risk through margin requirements and required segregation of customer balances.
Credit Default Swap Contracts – The credit default swap market allows a Fund to manage credit risk through buying and selling credit protection on a specific issuer, asset or basket of assets. Certain credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying investment or index in the event of a credit event, such as payment default or bankruptcy.
Under a credit default swap contract, one party acts as guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying investment at par if the defined credit event occurs. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statements of Operations. A "buyer" of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The "seller" of the protection receives periodic payments and agrees to assume the credit risk of an issuer upon the occurrence of certain events. Although specified events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/moratorium. A "seller’s" exposure is limited to the total notional amount of the credit default swap contract. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or upfront payments received upon entering into the contract.
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 October 31, 2023

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap contracts on corporate issues, sovereign government issues or U.S. municipal issues as of year-end are disclosed in the notes to the Schedules of Investments, as applicable, and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and there may also be upfront payments required to be made to enter into the contract. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. For credit default swap contracts on credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced equity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
During the year ended October 31, 2023, the Emerging Markets Multi-Sector Bond Fund had used Credit Default Swaps.
d)	Additional Derivative Instrument Information:
Diversified Emerging Markets Fund

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2023:
Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$ —	$ —	$ —	$ 328,036	$ —	$ 328,036
Net realized gain (loss) on foreign currency contracts	—	14,832	—	—	—	14,832
Total	$ —	$ 14,832	$ —	$ 328,036	$ —	$ 342,868
For the year ended October 31, 2023, the average monthly amount or number per contract outstanding for each derivative type was as follows:
Derivative Description	Average Notional Par, Contracts or Face Amount
Futures Contracts Number of Long Contracts	9
Foreign Currency Contracts Sold at Contract Amount	$ 31,584
Diversified Growth Fund (Consolidated)
The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2023:
Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Assets:
Unrealized appreciation on futures contracts(1)	$ —	$ —	$ —	$ 21,269	$ —	$ 21,269
Unrealized appreciation on foreign currency contracts	—	33,816	—	—	—	33,816
Total	$ —	$ 33,816	$ —	$ 21,269	$ —	$ 55,085
Liabilities:
Unrealized depreciation on futures contracts(1)	$ 71,636	$ —	$ —	$ 75,354	$ —	$ 146,990
Unrealized depreciation on foreign currency contracts	—	18,848	—	—	—	18,848
Total	$ 71,636	$ 18,848	$ —	$ 75,354	$ —	$ 165,838

(1)	Amount represents the cumulative appreciation and depreciation on futures contracts as disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, is reported within the Statement of Assets and Liabilities.

136

Hartford Schroders Funds
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 October 31, 2023

Diversified Growth Fund (Consolidated) – (continued)

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2023:
Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$ (5,903)	$ —	$ —	$ 244,472	$ —	$ 238,569
Net realized gain (loss) on foreign currency contracts	—	29,355	—	—	—	29,355
Total	$ (5,903)	$ 29,355	$ —	$ 244,472	$ —	$ 267,924
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures contracts	$ (71,636)	$ —	$ —	$ (54,085)	$ —	$ (125,721)
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	14,968	—	—	—	14,968
Total	$ (71,636)	$ 14,968	$ —	$ (54,085)	$ —	$ (110,753)
For the year ended October 31, 2023, the average monthly amount or number per contract outstanding for each derivative type was as follows:
Derivative Description	Average Notional Par, Contracts or Face Amount
Futures Contracts Number of Long Contracts	7
Futures Contracts Number of Short Contracts	(3)
Foreign Currency Contracts Purchased at Contract Amount	$ 123,048
Foreign Currency Contracts Sold at Contract Amount	$ 494,800
Emerging Markets Equity Fund
The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2023:
Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on foreign currency contracts	$ —	$ 786	$ —	$ —	$ —	$ 786
Total	$ —	$ 786	$ —	$ —	$ —	$ 786
For the year ended October 31, 2023, the average monthly amount or number per contract outstanding for each derivative type was as follows:
Derivative Description	Average Notional Par, Contracts or Face Amount
Foreign Currency Contracts Purchased at Contract Amount	$ 250,214
137

Hartford Schroders Funds
 Notes to Financial Statements – (continued)
 October 31, 2023

Emerging Markets Multi-Sector Bond Fund
The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2023:
Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Assets:
Unrealized appreciation on futures contracts(1)	$ 5,056	$ —	$ —	$ —	$ —	$ 5,056
Unrealized appreciation on foreign currency contracts	—	103,812	—	—	—	103,812
Total	$ 5,056	$ 103,812	$ —	$ —	$ —	$ 108,868
Liabilities:
Unrealized depreciation on foreign currency contracts	$ —	$ 106,785	$ —	$ —	$ —	$ 106,785
Unrealized depreciation on swap contracts(2)	—	—	4,769	—	—	4,769
Total	$ —	$ 106,785	$ 4,769	$ —	$ —	$ 111,554

(1)	Amount represents the cumulative appreciation and depreciation on futures contracts as disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, is reported within the Statement of Assets and Liabilities.
(2)	Amount represents the cumulative appreciation and depreciation on centrally cleared swaps, if applicable, as disclosed within the Schedule of Investments. Only the current day’s variation margin, if any, are reported within the Statements of Assets and Liabilities. OTC swaps are reported within the Statement of Assets and Liabilities within Unrealized appreciation and depreciation on OTC swap contracts, if applicable.

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2023:
	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$ 14,054	$ —	$ —	$ —	$ —	$ 14,054
Net realized gain (loss) on swap contracts	—	—	(27,813)	—	—	(27,813)
Net realized gain (loss) on foreign currency contracts	—	(14,034)	—	—	—	(14,034)
Total	$ 14,054	$ (14,034)	$ (27,813)	$ —	$ —	$ (27,793)
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures contracts	$ 5,056	$ —	$ —	$ —	$ —	$ 5,056
Net change in unrealized appreciation (depreciation) of swap contracts	—	—	(4,769)	—	—	(4,769)
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	(95,524)	—	—	—	(95,524)
Total	$ 5,056	$ (95,524)	$ (4,769)	$ —	$ —	$ (95,237)
For the year ended October 31, 2023, the average monthly amount or number per contract outstanding for each derivative type was as follows:
Derivative Description	Average Notional Par, Contracts or Face Amount
Futures Contracts Number of Short Contracts	(9)
Swap Contracts at Notional Amount	$ 749,167
Foreign Currency Contracts Purchased at Contract Amount	$ 4,938,927
Foreign Currency Contracts Sold at Contract Amount	$ 4,361,633
138

Hartford Schroders Funds
 Notes to Financial Statements – (continued)
 October 31, 2023

International Multi-Cap Value Fund
The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2023:
Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$ —	$ 99,282	$ —	$ —	$ —	$ 99,282
Total	$ —	$ 99,282	$ —	$ —	$ —	$ 99,282
Liabilities:
Unrealized depreciation on futures contracts(1)	$ —	$ —	$ —	$ 1,396,736	$ —	$ 1,396,736
Total	$ —	$ —	$ —	$ 1,396,736	$ —	$ 1,396,736

(1)	Amount represents the cumulative appreciation and depreciation on futures contracts as disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2023:
Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$ —	$ —	$ —	$ 375,002	$ —	$ 375,002
Net realized gain (loss) on foreign currency contracts	—	(11,123,690)	—	—	—	(11,123,690)
Total	$ —	$ (11,123,690)	$ —	$ 375,002	$ —	$ (10,748,688)
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures contracts	$ —	$ —	$ —	$ (1,396,736)	$ —	$ (1,396,736)
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	3,117,878	—	—	—	3,117,878
Total	$ —	$ 3,117,878	$ —	$ (1,396,736)	$ —	$ 1,721,142
For the year ended October 31, 2023, the average monthly amount or number per contract outstanding for each derivative type was as follows:
Derivative Description	Average Notional Par, Contracts or Face Amount
Futures Contracts Number of Long Contracts	257
Foreign Currency Contracts Purchased at Contract Amount	$ 10,756,278
Foreign Currency Contracts Sold at Contract Amount	$ 81,202,353
139

Hartford Schroders Funds
 Notes to Financial Statements – (continued)
 October 31, 2023

Sustainable Core Bond Fund
The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2023:
Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Assets:
Unrealized appreciation on futures contracts(1)	$ 133,713	$ —	$ —	$ —	$ —	$ 133,713
Total	$ 133,713	$ —	$ —	$ —	$ —	$ 133,713
Liabilities:
Unrealized depreciation on futures contracts(1)	$ 169,208	$ —	$ —	$ —	$ —	$ 169,208
Total	$ 169,208	$ —	$ —	$ —	$ —	$ 169,208

(1)	Amount represents the cumulative appreciation and depreciation on futures contracts as disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2023:
Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$ (302,041)	$ —	$ —	$ —	$ —	$ (302,041)
Total	$ (302,041)	$ —	$ —	$ —	$ —	$ (302,041)
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures contracts	$ (35,495)	$ —	$ —	$ —	$ —	$ (35,495)
Total	$ (35,495)	$ —	$ —	$ —	$ —	$ (35,495)
For the year ended October 31, 2023, the average monthly amount or number per contract outstanding for each derivative type was as follows:
Derivative Description	Average Notional Par, Contracts or Face Amount
Futures Contracts Number of Long Contracts	24
Futures Contracts Number of Short Contracts	(8)
Sustainable International Core Fund
The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2023:
Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$ —	$ —	$ —	$ (494)	$ —	$ (494)
Total	$ —	$ —	$ —	$ (494)	$ —	$ (494)
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures contracts	$ —	$ —	$ —	$ (437)	$ —	$ (437)
Total	$ —	$ —	$ —	$ (437)	$ —	$ (437)
e)	Balance Sheet Offsetting Information – Set forth below are tables which disclose both gross information and net information about instruments and transactions eligible for offset in the financial statements, and instruments and transactions that are subject to a master netting arrangement, as well as amounts related to margin, reflected as financial collateral (including cash collateral), held at clearing brokers, counterparties and a Fund's custodian. The master netting arrangements allow the clearing brokers to net any collateral held in or on behalf of a Fund, or liabilities or payment obligations of the clearing brokers to a Fund, against any liabilities or payment obligations of
140

Hartford Schroders Funds
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 October 31, 2023

a Fund to the clearing brokers. A Fund is required to deposit financial collateral (including cash collateral) at the Fund's custodian on behalf of clearing brokers and counterparties to continually meet the original and maintenance requirements established by the clearing brokers and counterparties. Such requirements are specific to the respective clearing broker or counterparty. Certain master netting arrangements may not be enforceable in a bankruptcy.
The following tables present a Fund's derivative assets and liabilities, presented on a gross basis as no amounts are netted within the Statements of Assets and Liabilities, by counterparty net of amounts available for offset under a master netting agreement or similar agreement ("MNA") and net of the related collateral received/pledged by a Fund as of October 31, 2023:

Diversified Growth Fund (Consolidated)
Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$ 33,816	$ (18,848)
Futures contracts	21,269	(146,990)
Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	55,085	(165,838)
Derivatives not subject to a MNA	(21,269)	146,990
Total gross amount of assets and liabilities subject to MNA or similar agreements	$ 33,816	$ (18,848)

Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Assets
Barclays	$ 5,177	$ (2,968)	$ —	$ —	$ 2,209
Goldman Sachs & Co.	28,639	(982)	—	—	27,657
Total	$ 33,816	$ (3,950)	$ —	$ —	$ 29,866

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Liabilities
Barclays	$ (2,968)	$ 2,968	$ —	$ —	$ —
Goldman Sachs & Co.	(982)	982	—	—	—
HSBC Bank USA	(14,898)	—	—	—	(14,898)
Total	$ (18,848)	$ 3,950	$ —	$ —	$ (14,898)

Emerging Markets Multi-Sector Bond Fund
Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$ 103,812	$ (106,785)
Futures contracts	5,056	—
Swap contracts	—	(4,769)
Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	108,868	(111,554)
Derivatives not subject to a MNA	(5,056)	—
Total gross amount of assets and liabilities subject to MNA or similar agreements	$ 103,812	$ (111,554)

Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Assets
Citibank NA	$ 63,335	$ (30,060)	$ —	$ —	$ 33,275
JP Morgan Chase & Co.	10,963	(10,963)	—	—	—
Morgan Stanley	4,350	(4,350)	—	—	—
State Street Global Markets LLC	5,761	(5,761)	—	—	—
UBS AG	19,403	(19,403)	—	—	—
Total	$ 103,812	$ (70,537)	$ —	$ —	$ 33,275

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Hartford Schroders Funds
 Notes to Financial Statements – (continued)
 October 31, 2023

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Liabilities
Bank of America Securities LLC	$ (9,485)	$ —	$ —	$ —	$ (9,485)
Citibank NA	(30,060)	30,060	—	—	—
JP Morgan Chase & Co.	(20,333)	10,963	—	—	(9,370)
Morgan Stanley	(8,010)	4,350	—	—	(3,660)
State Street Global Markets LLC	(22,482)	5,761	—	—	(16,721)
UBS AG	(21,184)	19,403	—	—	(1,781)
Total	$ (111,554)	$ 70,537	$ —	$ —	$ (41,017)

International Multi-Cap Value Fund
Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$ 99,282	$ —
Futures contracts	—	(1,396,736)
Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	99,282	(1,396,736)
Derivatives not subject to a MNA	—	1,396,736
Total gross amount of assets and liabilities subject to MNA or similar agreements	$ 99,282	$ —

Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Assets
JP Morgan Chase & Co.	$ 50,258	$ —	$ —	$ —	$ 50,258
UBS AG	49,024	—	—	—	49,024
Total	$ 99,282	$ —	$ —	$ —	$ 99,282

Sustainable Core Bond Fund
Derivative Financial Instruments:	Assets	Liabilities
Futures contracts	$ 133,713	$ (169,208)
Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	133,713	(169,208)
Derivatives not subject to a MNA	(133,713)	169,208
Total gross amount of assets and liabilities subject to MNA or similar agreements	$ —	$ —
5.	Principal Risks:
A Fund’s investments expose it to various types of risks associated with financial instruments and the markets. A Fund may be exposed to the risks described below. Each Fund’s prospectus provides details of its principal risks.
The market values of equity securities, such as common stocks and preferred stocks, or equity related derivative investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities. The extent of each Fund’s exposure to market risk is the market value of the investments held as shown in the Fund’s Schedule of Investments.
A widespread health crisis, such as a global pandemic, could cause substantial market volatility, exchange trading suspensions or restrictions and closures of securities exchanges and businesses, impact the ability to complete redemptions, and adversely impact Fund performance. The outbreak of COVID-19, a respiratory disease caused by a novel coronavirus, negatively affected the worldwide economy, created supply chain disruptions and labor shortages, and impacted the financial health of individual companies and the market in significant and unforeseen ways. The future impact of COVID-19, if any, remains unclear. The effects to public health, business and market conditions resulting from COVID-19 pandemic have had, and may continue to have, a significant negative impact on the performance of certain investments, including exacerbating other pre-existing political, social and economic risks.
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Hartford Schroders Funds
 Notes to Financial Statements – (continued)
 October 31, 2023

The banking sector has recently been subject to increased market volatility. As a result, a Fund’s investments in the banking sector may be subject to increased volatility risk.
Certain investments held by a Fund expose the Fund to various risks which may include, but are not limited to, interest rate, prepayment, and extension risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by a Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. Senior floating rate interests and securities subject to prepayment and extension risk generally offer less potential for gains when interest rates decline. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage-backed securities, senior floating rate interests and certain asset-backed securities. For certain asset-backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.
Investing in the securities of non-U.S. issuers, whether directly or indirectly, involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations; imposition of restrictions on the expatriation of funds or other protectionist measures; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; and greater social, economic and political uncertainties. Non-U.S. issuers may also be affected by political, social, economic or diplomatic developments in a foreign country or region or the U.S. (including the imposition of sanctions, tariffs, or other governmental restrictions). These risks are heightened for investments in issuers from countries with less developed markets.
Securities lending involves the risk that a Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. A Fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for a Fund that lends its holdings.
As a result of the China A Fund’s focus in China A shares, the China A Fund may be subject to increased currency, political, economic, social, environmental, regulatory and other risks not typically associated with investing in a larger number of countries or regions. Over the last few decades, the Chinese government has undertaken reform of economic and market practices and has expanded the sphere of private ownership of property in China. Nevertheless, China remains an emerging market and demonstrates significantly higher volatility from time to time in comparison to developed markets. China A shares are equity securities of companies located in mainland China that trade on the Shanghai Stock Exchange and the Shenzhen Stock Exchange. The China A Fund may invest in China A shares through the Shanghai-Hong Kong and Shenzhen-Hong Kong Stock Connect programs (collectively, "Stock Connect"). The Shanghai and Shenzhen stock exchanges may close for extended periods for holidays or otherwise, which impacts the China A Fund’s ability to trade in China A shares during those periods. Trading suspensions in certain stocks and extended market closures could lead to greater market execution risk, valuation risks, liquidity risks, and costs for the China A Fund. The China A Fund’s investments in China A shares are generally subject to the laws of the People’s Republic of China ("PRC"), including local securities regulations and listing rules. As a result of different legal standards, the China A Fund faces the risk of being unable to enforce its rights with respect to its China A shares holdings. Investing in China A shares is subject to trading, clearance, settlement and other procedures, which could pose risks to the China A Fund. Trading through Stock Connect is currently subject to a daily quota, which may restrict the China A Fund’s ability to invest in China A shares through Stock Connect on a timely basis and could affect the China A Fund’s ability to effectively pursue its investment strategy. Stock Connect will only operate on days when both the Chinese and Hong Kong markets are open for trading and when banking services are available in both markets on the corresponding settlement days. Therefore, an investment in China A shares through Stock Connect may subject the China A Fund to the risk of price fluctuations on days when the Chinese markets are open, but Stock Connect is not trading. The risks related to investments in China A shares through Stock Connect are heightened to the extent that the China A Fund invests in China A shares listed on the Science and Technology Innovation Board on the Shanghai stock exchange ("STAR market") and/or the ChiNext market of the Shenzhen stock exchange ("ChiNext market"). Listed companies on the STAR market and ChiNext market are usually of an emerging nature with smaller operating scale. They are subject to higher fluctuation in stock prices and liquidity. It may be more common and faster for companies listed on the STAR market and ChiNext market to delist.
Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. A Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which a Fund has unsettled or open transactions will default.
143

Hartford Schroders Funds
 Notes to Financial Statements – (continued)
 October 31, 2023

Geopolitical events, including the invasion of Ukraine by Russia, have injected uncertainty into the global financial markets. One or more of the Funds hold positions in securities or other instruments that are economically tied to Russia. Investments in Russia are subject to political, economic, legal, market and currency risks, as well as the risks related to the economic sanctions on Russia imposed by the United States and/or other countries. Such sanctions which affect companies in many sectors, including energy, financial services and defense, among others, have adversely affected and could continue to adversely affect the global energy and financial markets and, thus, have adversely affected and could continue to adversely affect the value of a Fund’s investments, even beyond any direct exposure the Fund may have to Russian issuers or the adjoining geographic regions. In addition, certain transactions have or may be prohibited and/or existing investments have or may become illiquid (e.g., because transacting in certain existing investments is prohibited), which could cause a Fund to sell other portfolio holdings at a disadvantageous time or price in order to meet redemptions.
Investments in securities of other investment companies are subject to the risks that apply to the other investment companies’ strategies and portfolio holdings. The success of a Fund’s investment in these securities is directly related, in part, to the ability of the other investment companies to meet their investment objectives. In addition, investments in exchange-traded funds (“ETFs”) are subject to the additional risk that shares of the ETF may trade at a premium or discount to their net asset value per share, or may not have an active trading market available. A Fund will indirectly bear a pro rata share of fees and expenses incurred by any investment companies in which the Fund is invested and may be higher or lower depending on the allocation of the Fund’s assets among the investment companies and the actual expenses of the investment companies.
6.	Federal Income Taxes:
a)	Each Fund intends to continue to qualify as a Regulated Investment Company ("RIC") under Subchapter M of the Internal Revenue Code ("IRC") by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders each year. Each Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2023. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.
b)	Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies ("PFICs") Real Estate Investment Trusts ("REITs"),RICs, certain derivatives, partnerships, debt modifications and mark to market on certain derivatives. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by each Fund.
c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by each Fund for the year or period ended October 31, 2023 and October 31, 2022 are as follows:

	For the Year Ended October 31, 2023			For the Year Ended October 31, 2022
Fund	Tax Exempt Income	Ordinary Income	Long-Term Capital Gains(1)	Tax Exempt Income	Ordinary Income	Long-Term Capital Gains(1)	Return of Capital
China A Fund	$ —	$ 265,002	$ —	$ —	$ 758,745	$ 350,173	$ —
Diversified Emerging Markets Fund	—	355,002	—	—	41,496 (2)	9,480 (2)	—
Diversified Growth Fund (Consolidated)(3)	—	—	—	—	—	—	—
Emerging Markets Equity Fund	—	100,000,126	—	—	85,800,019	—	—
Emerging Markets Multi-Sector Bond Fund	—	1,700,563	—	—	1,697,427	—	254,582
International Contrarian Value Fund(4)	—	20,000	—	—	—	—	—
International Multi-Cap Value Fund	—	94,803,196	—	—	83,465,376	—	—
International Stock Fund	—	52,900,100	—	—	45,131,132	26,951,731	—
Sustainable Core Bond Fund	—	7,264,959	—	—	4,249,484	764,653	—
Sustainable International Core Fund(4)	—	12,000	—	—	—	—	—
Tax-Aware Bond Fund	16,357,167	7,243,005	—	5,352,817	3,743,773	4,018,602	—
US MidCap Opportunities Fund	—	3,173,871	20,450,934	—	22,369,887	89,901,628	—
US Small Cap Opportunities Fund	—	—	2,430,320	—	406,200	37,200,878	—

(1)	The Funds designate these distributions as long-term capital gains dividends pursuant to IRC Sec 852(b)(3)(c).
(2)	Distributions for the period September 30, 2021 (commencement of operations) through October 31, 2022.
(3)	Distributions for the period September 20, 2023 (commencement of operations) through October 31, 2023.
(4)	Distributions for the period May 24, 2022 (commencement of operations) through October 31, 2022.
144

Hartford Schroders Funds
 Notes to Financial Statements – (continued)
 October 31, 2023

As of October 31, 2023, the components of total accumulated earnings (deficit) for each Fund on a tax basis are as follows:
Fund	Tax Exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Other Temporary Differences	Unrealized Appreciation (Depreciation) on Investments	Total Accumulated Earnings (Deficit)
China A Fund	$ —	$ 108,264	$ —	$ (21,082,080)	$ —	$ (6,508,772)	$ (27,482,588)
Diversified Emerging Markets Fund	—	912,550	—	(2,586,211)	(24,174)	(672,767)	(2,370,602)
Diversified Growth Fund (Consolidated)	—	142,658	76,252	—	—	(809,105)	(590,195)
Emerging Markets Equity Fund	—	67,182,849	—	(1,148,066,891)	—	394,972,116	(685,911,926)
Emerging Markets Multi-Sector Bond Fund	—	119,500	—	(20,286,337)	(13,729)	(1,336,929)	(21,517,495)
International Contrarian Value Fund	—	285,037	8,661	—	(2,003)	(2,156,820)	(1,865,125)
International Multi-Cap Value Fund	—	14,372,207	—	(317,179,046)	—	30,120,416	(272,686,423)
International Stock Fund	—	65,688,338	—	(308,926,487)	—	(111,611,339)	(354,849,488)
Sustainable Core Bond Fund	—	282,085	—	(19,680,512)	(215)	(17,030,738)	(36,429,380)
Sustainable International Core Fund	—	24,236	—	(14,602)	(2,003)	(44,074)	(36,443)
Tax-Aware Bond Fund	683,748	—	—	(29,755,833)	—	(80,901,504)	(109,973,589)
US MidCap Opportunities Fund	—	2,647,220	11,296,103	—	—	132,137,011	146,080,334
US Small Cap Opportunities Fund	—	—	—	(2,303,313)	—	10,087,228	7,783,915
d)	Reclassification of Capital Accounts – The Funds may record reclassifications in their capital accounts. These reclassifications have no impact on the total net assets of the Funds. The reclassifications are a result of permanent differences between U.S. GAAP, book income/loss from Cayman subsidiary, earnings and profits distributed to shareholders on the redemption of shares, and tax accounting for such items as adjustments to prior year accumulated balances. Adjustments are made to reflect the impact these items have on the current and future earnings distributions to shareholders. Therefore, the source of the Funds' distributions may be shown in the accompanying Statements of Changes in Net Assets as from distributable earnings or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2023, the Funds recorded reclassifications to increase (decrease) the accounts listed below:

Fund	Paid-in-Capital	Distributable Earnings (Loss)
Diversified Growth Fund (Consolidated)	$ (321)	$ 321
US MidCap Opportunities Fund	1,294,826	(1,294,826)
US Small Cap Opportunities Fund	(61,254)	61,254
e)	Capital Loss Carryforward – Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses for an unlimited period.
At October 31, 2023 (tax year end), each Fund's capital loss carryforwards for U.S. federal income tax purposes were as follows:

Fund	Short-Term Capital Loss Carryforward with No Expiration	Long-Term Capital Loss Carryforward with No Expiration
China A Fund	$ 9,121,179	$ 11,960,901
Diversified Emerging Markets Fund	2,129,184	457,027
Emerging Markets Equity Fund	733,377,404	414,689,487
Emerging Markets Multi-Sector Bond Fund*	13,202,930	7,083,407
International Multi-Cap Value Fund	183,227,995	133,951,051
International Stock Fund	220,346,489	88,579,998
Sustainable Core Bond Fund*	11,340,590	8,339,922
Sustainable International Core Fund	14,602	—
Tax-Aware Bond Fund	15,967,914	13,787,919
US Small Cap Opportunities Fund	2,303,313	—

*	Future utilization of losses are subject to limitation under current tax law.
Each of the Diversified Growth Fund, International Contrarian Value Fund and US MidCap Opportunities Fund have no capital loss carryforwards for U.S. federal tax purposes as of October 31, 2023.
During the year end October 31, 2023, the International Contrarian Value Fund utilized $1,708 of prior year capital loss carryforward.
f)	Tax Basis of Investments – The aggregate cost of investments for federal income tax purposes at October 31, 2023 is different from book purposes primarily due to wash sale loss deferrals, PFIC mark to market adjustments, partnerships, debt modification adjustments and non-taxable distributions from underlying investments. The net unrealized appreciation/(depreciation) on investments for tax purposes,
145

Hartford Schroders Funds
 Notes to Financial Statements – (continued)
 October 31, 2023

which consists of gross unrealized appreciation and depreciation, was also different from book purposes primarily due to wash sale loss deferrals, mark-to-market adjustments on futures, PFICs, partnership adjustments, debt modification adjustments and non-taxable distributions from underlying investments. Both the cost and unrealized appreciation and depreciation for federal income tax purposes are disclosed below:

Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
China A Fund	$ 31,660,854	$ 425,620	$ (6,934,364)	$ (6,508,744)
Diversified Emerging Markets Fund	55,895,177	2,970,039	(3,629,913)	(659,874)
Diversified Growth Fund (Consolidated)	56,827,143	221,648	(1,030,796)	(809,148)
Emerging Markets Equity Fund	4,629,052,670	786,662,818	(382,687,975)	403,974,843
Emerging Markets Multi-Sector Bond Fund	24,264,842	375,037	(1,706,437)	(1,331,400)
International Contrarian Value Fund	25,883,828	271,566	(2,427,631)	(2,156,065)
International Multi-Cap Value Fund	2,261,098,092	172,497,501	(141,581,433)	30,916,068
International Stock Fund	5,030,836,767	294,764,287	(406,000,219)	(111,235,932)
Sustainable Core Bond Fund	179,021,602	50,707	(17,081,445)	(17,030,738)
Sustainable International Core Fund	1,054,177	58,271	(101,956)	(43,685)
Tax-Aware Bond Fund	957,925,528	338,594	(81,240,098)	(80,901,504)
US MidCap Opportunities Fund	673,537,384	157,337,837	(25,200,826)	132,137,011
US Small Cap Opportunities Fund	245,025,437	40,393,030	(30,305,802)	10,087,228
g)	Accounting for Uncertainty in Income Taxes – Pursuant to provisions set forth by U.S. GAAP, HFMC reviews each Fund’s tax positions for all open tax years. As of October 31, 2023, HFMC had reviewed the open tax years and concluded that there was no reason to record a liability for net unrecognized tax obligations relating to uncertain income tax positions. Each Fund files U.S. tax returns. Although the statute of limitations for examining a Fund’s U.S. tax returns remains open for three years, no examination is currently in progress. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statements of Operations. During the year ended October 31, 2023, the Funds did not incur any interest or penalties. HFMC is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax obligations will significantly change in the next twelve months.
7.	Expenses:
a)	Investment Management Agreement – HFMC serves as each Fund’s investment manager. The Company, on behalf of each Fund, has entered into an Investment Management Agreement with HFMC. HFMC is an indirect subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"). HFMC has overall investment supervisory responsibility for each Fund. In addition, HFMC provides administrative personnel, services, equipment, facilities and office space for proper operation of each Fund. HFMC has contracted with Schroder Investment Management North America Inc. ("SIMNA") under a sub-advisory agreement and SIMNA has contracted with Schroder Investment Management North America Limited (“SIMNA Ltd.”) under a sub-sub-advisory agreement with respect to certain Funds. SIMNA performs the daily investment of the assets for each Fund, and, with respect to each of China A Fund, Diversified Emerging Markets Fund, Diversified Growth Fund, Emerging Markets Equity Fund, Emerging Markets Multi-Sector Bond Fund, International Contrarian Value Fund, International Multi-Cap Value Fund, International Stock Fund, Sustainable International Core Fund, and Tax-Aware Bond Fund, SIMNA may allocate assets to or from SIMNA Ltd., an affiliate of SIMNA, in connection with the daily investment of the assets for each of these Funds. Each Fund pays a fee to HFMC. HFMC pays a sub-advisory fee to SIMNA out of its management fee. SIMNA pays the sub-sub-advisory fees to SIMNA Ltd.
b)	The schedule below reflects the rates of compensation paid to HFMC for investment management services rendered as of October 31, 2023; the rates are accrued daily and paid monthly based on each Fund’s average daily net assets, at the following annual rates:

Fund	Management Fee Rates
China A Fund	0.9000% on first $1 billion and;
0.8900% over $1 billion
Diversified Emerging Markets Fund	0.8400% on first $1 billion and;
0.7800% over $1 billion
Diversified Growth Fund (Excluding assets invested in any mutual fund or exchange-traded fund for which the Investment Manager or its affiliates serves as investment manager (“Affiliated Funds”))(1)	0.5500% on first $1 billion and;
0.5300% over $1 billion
Diversified Growth Fund (Invested in Affiliated Funds)	0.0000% on all assets invested in Affiliated Funds
146

Hartford Schroders Funds
 Notes to Financial Statements – (continued)
 October 31, 2023

Fund	Management Fee Rates
Emerging Markets Equity Fund	1.0500% on first $1 billion and;
1.0000% on next $4 billion and;
0.9900% on next $5 billion and;
0.9850% over $10 billion
Emerging Markets Multi-Sector Bond Fund	0.7000% on first $1 billion and;
0.6500% on next $4 billion and;
0.6400% on next $5 billion and;
0.6350% over $10 billion
International Contrarian Value Fund	0.6500% on first $1 billion and;
0.6100% over $1 billion
International Multi-Cap Value Fund	0.7200% on first $1 billion and;
0.6800% on next $4 billion and;
0.6750% on next $5 billion and;
0.6700% over $10 billion
International Stock Fund	0.6700% on first $1 billion and;
0.6500% on next $4 billion and;
0.6450% on next $5 billion and;
0.6400% over $10 billion
Sustainable Core Bond Fund	0.3200% on first $500 million and;
0.3000% on next $500 million and;
0.2800% over $1 billion
Sustainable International Core Fund	0.6500% on first $1 billion and;
0.6100% over $1 billion
Tax-Aware Bond Fund	0.4500% on first $1 billion and;
0.4300% on next $4 billion and;
0.4250% on next $5 billion and;
0.4200% over $10 billion
US MidCap Opportunities Fund	0.7500% on first $1 billion and;
0.7000% on next $1.5 billion and;
0.6500% on next $2.5 billion and;
0.6450% on next $5 billion and;
0.6400% over $10 billion
US Small Cap Opportunities Fund	0.9000% on first $1 billion and;
0.8900% on next $4 billion and;
0.8800% on next $5 billion and;
0.8700% over $10 billion

(1)  HFMC has contractually agreed to waive a portion of the management fee in an amount equal to the management fee paid to it by the Diversified Growth Fund’s Subsidiary. This waiver will remain in effect for as long as the Diversified Growth Fund remains invested in the Subsidiary.
c)	Accounting Services Agreement – HFMC provides the Funds with accounting services pursuant to a fund accounting agreement by and between the Company, on behalf of each Fund, and HFMC. HFMC has delegated certain accounting and administrative service functions to State Street Bank and Trust Company ("State Street"). In consideration of services rendered and expenses assumed pursuant to the fund accounting agreement, each Fund pays HFMC a fee. The fund accounting fee for each Fund is equal to the greater of: (A) the sum of (i) the sub-accounting fee payable by HFMC with respect to the Fund; (ii) the fee payable for tax preparation services for the Fund; and (iii) the amount of expenses that HFMC allocates for providing the fund accounting services to the Fund; plus a target profit margin; or (B) $40,000 per year; provided, however, that to the extent the annual amount of the fund accounting fee exceeds 0.02% of the Fund’s average net assets (calculated during its current fiscal year), HFMC shall waive such portion of the fund accounting fee.
d)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each series within the Company, and allocated to classes within each such series, in proportion to the average daily net assets of such series and classes, except where allocation of certain expenses is more fairly made directly to a Fund or to specific classes within a Fund. As of October 31, 2023, HFMC contractually agreed to limit the total annual fund operating expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and
147

Hartford Schroders Funds
 Notes to Financial Statements – (continued)
 October 31, 2023

expenses, and extraordinary expenses) until February 29, 2024 (except as noted below and unless the Board of Directors approves its earlier termination) as follows for each of the following Funds:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class Y	Class F	Class SDR
China A Fund	1.45%	2.25%	1.15%	N/A	N/A	N/A	1.11%	0.99%	0.99%
Diversified Emerging Markets Fund	1.34%	2.14%	1.04%	N/A	N/A	N/A	0.99%	0.89%	0.89%
Diversified Growth Fund (Consolidated)(1)	N/A	N/A	0.80%	N/A	N/A	N/A	N/A	N/A	0.65%
Emerging Markets Multi-Sector Bond Fund	1.15%	1.90%	0.90%	1.45%	1.15%	0.85%	0.85%	0.75%	0.75%
International Contrarian Value Fund(1)	N/A	N/A	0.85%	N/A	N/A	N/A	N/A	N/A	0.70%
Sustainable Core Bond Fund	N/A	N/A	0.51%	1.06%	0.76%	0.46%	0.40%	0.36%	0.32%
Sustainable International Core Fund	N/A	N/A	0.85%	N/A	N/A	N/A	N/A	N/A	0.70%
Tax-Aware Bond Fund	0.71%	1.59%	0.49%	N/A	N/A	N/A	0.56%	0.46%	0.46%
US Small Cap Opportunities Fund	1.35%	2.10%	1.10%	1.65%	1.35%	1.05%	1.05%	0.95%	0.95%

(1)	Until February 28, 2025.
e)	Sales Charges and Distribution and Service Plan for Class A, C, R3 and R4 Shares – Hartford Funds Distributors, LLC ("HFD"), an indirect subsidiary of The Hartford, is the principal underwriter and distributor of each Fund. For the year ended October 31, 2023, HFD received front-end sales charges and contingent deferred sales charges for each Fund as follows:

Fund	Front-End Sales Charges	Contingent Deferred Sales Charges
China A Fund	$ 10,691	$ 1
Diversified Emerging Markets Fund	436	—
Emerging Markets Equity Fund	4,811	4,061
Emerging Markets Multi-Sector Bond Fund	25	2
International Multi-Cap Value Fund	112,132	267
International Stock Fund	417,794	6,176
Tax-Aware Bond Fund	239,162	6,461
US MidCap Opportunities Fund	207,123	3,733
US Small Cap Opportunities Fund	45,671	1,386
The Board of Directors of the Company has approved the adoption of a separate distribution plan (each a "Plan") pursuant to Rule 12b-1 under the 1940 Act for each of Class A, C, R3 and R4 shares. Under a Plan, Class A, Class C, Class R3 and Class R4 shares of a Fund, as applicable, bear distribution and/or service fees paid to HFD, some or all of which may be paid to select broker-dealers. Pursuant to the Class A Plan, a Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class A shares for distribution financing activities and shareholder account servicing activities. The entire amount of the fee may be used for shareholder servicing expenses and/or distribution expenses. Pursuant to the Class C Plan, a Fund may pay HFD a fee of up to 1.00% of the average daily net assets attributable to Class C shares for distribution financing activities, and up to 0.25% may be used for shareholder account servicing activities. The Class C Plan also provides that HFD will receive all contingent deferred sales charges attributable to Class C shares. Pursuant to the Class R3 Plan, a Fund may pay HFD a fee of up to 0.50% of the average daily net assets attributable to Class R3 shares for distribution financing activities, and up to 0.25% may be used for shareholder account servicing activities. Pursuant to the Class R4 Plan, a Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class R4 shares for distribution financing activities. The entire amount of the fee may be used for shareholder account servicing activities. Each Fund’s 12b-1 fees are accrued daily and paid monthly or at such other intervals as the Company’s Board of Directors may determine. Any 12b-1 fees attributable to assets held in an account held directly with the Funds’ transfer agent for which there is not a third-party listed as the broker-dealer of record (or HFD does not otherwise have a payment obligation) are generally reimbursed to the applicable Fund. Such amounts are reflected as "Distribution fee reimbursements" on the Statements of Operations.
f)	Other Related Party Transactions – Certain officers of the Company are directors and/or officers of HFMC and/or The Hartford or its subsidiaries. For the year ended October 31, 2023, a portion of the Company’s Chief Compliance Officer’s ("CCO") compensation was paid
148

Hartford Schroders Funds
 Notes to Financial Statements – (continued)
 October 31, 2023

by all of the investment companies in the Hartford fund complex. The portion allocated to each Fund, as represented in "Other expenses" on the Statements of Operations, is outlined in the table below.

Fund	CCO Compensation Paid by Fund
China A Fund	$ 77
Diversified Emerging Markets Fund	133
Diversified Growth Fund (Consolidated)	—
Emerging Markets Equity Fund	12,311
Emerging Markets Multi-Sector Bond Fund	61
International Contrarian Value Fund	43
International Multi-Cap Value Fund	5,599
International Stock Fund	10,977
Sustainable Core Bond Fund	425
Sustainable International Core Fund	2
Tax-Aware Bond Fund	1,826
US MidCap Opportunities Fund	1,881
US Small Cap Opportunities Fund	706
g)	Hartford Administrative Services Company ("HASCO"), an indirect subsidiary of The Hartford, provides transfer agent services to each Fund. Each Fund pays HASCO a transfer agency fee payable monthly based on the lesser of (i) the costs of providing or overseeing transfer agency services provided to each share class of such Fund plus a target profit margin or (ii) a Specified Amount (as defined in the table below). Such fee is intended to compensate HASCO for: (i) fees payable by HASCO to SS&C GIDS, Inc. ("SS&C", formerly known as DST Asset Manager Solutions, Inc.) (and any other designated sub-agent) according to the agreed-upon fee schedule under the sub-transfer agency agreement between HASCO and SS&C (or between HASCO and any other designated sub-agent, as applicable); (ii) sub-transfer agency fees payable by HASCO to financial intermediaries, according to the agreed-upon terms between HASCO and the financial intermediaries, provided that such payments are within certain limits approved by the Company’s Board of Directors; (iii) certain expenses that HASCO’s parent company, Hartford Funds Management Group, Inc., allocates to HASCO that relate to HASCO’s transfer agency services provided to the Fund; and (iv) a target profit margin.

Share Class	Specified Amount (as a percentage average daily net assets)
Class A	0.25%
Class C	0.25%
Class I	0.20%
Class R3	0.22%
Class R4	0.17%
Class R5	0.12%
Class Y	0.11%
Class F	0.004%
Class SDR	0.004%
Effective December 1, 2022, HASCO has contractually agreed to waive its transfer agency fee and/or reimburse transfer agency-related expenses to the extent necessary to limit the transfer agency fee for Class A shares of the Emerging Markets Equity Fund as follows: 0.14%. This contractual arrangement will remain in effect until February 29, 2024, unless the Board of Directors approves its earlier termination.
From November 1, 2022 through February 28, 2023, HASCO contractually agreed to waive its transfer agency fee and/or reimburse transfer agency-related expenses to the extent necessary to limit the transfer agency fee for Class Y shares of the International Multi-Cap Value Fund to 0.09%.
Pursuant to a sub-transfer agency agreement between HASCO and SS&C, HASCO has delegated certain transfer agent, dividend disbursing agent and shareholder servicing agent functions to SS&C. Each Fund does not pay any fee directly to SS&C; rather, HASCO makes all such payments to SS&C. The accrued amount shown in the Statements of Operations reflects the amounts charged by HASCO. These fees are accrued daily and paid monthly.
149

Hartford Schroders Funds
 Notes to Financial Statements – (continued)
 October 31, 2023

For the year ended October 31, 2023, the effective rate of compensation paid to HASCO for transfer agency services as a percentage of each Class' average daily net assets is as follows:
Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class Y	Class F	Class SDR
China A Fund	0.16%	0.15%	0.12%	N/A	N/A	N/A	0.11%	0.00% *	0.00% *
Diversified Emerging Markets Fund	0.25%	0.25%	0.20%	N/A	N/A	N/A	0.11%	0.00% *	0.00% *
Diversified Growth Fund (Consolidated)	N/A	N/A	0.19%	N/A	N/A	N/A	N/A	N/A	0.00% *
Emerging Markets Equity Fund	0.14%	0.09%	0.19%	0.22%	0.15%	0.12%	0.11%	0.00% *	0.00% *
Emerging Markets Multi-Sector Bond Fund	0.20%	0.25%	0.10%	0.22%	0.17%	0.12%	0.06%	0.00% *	0.00% *
International Contrarian Value Fund	N/A	N/A	0.01%	N/A	N/A	N/A	N/A	N/A	0.00% *
International Multi-Cap Value Fund	0.12%	0.11%	0.11%	0.22%	0.17%	0.11%	0.11%	0.00% *	0.00% *
International Stock Fund	0.11%	0.10%	0.10%	0.20%	0.17%	0.10%	0.11%	0.00% *	0.00% *
Sustainable Core Bond Fund	N/A	N/A	0.15%	0.22%	0.17%	0.12%	0.06%	0.00% *	0.00% *
Sustainable International Core Fund	N/A	N/A	0.03%	N/A	N/A	N/A	N/A	N/A	0.00% *
Tax-Aware Bond Fund	0.06%	0.11%	0.09%	N/A	N/A	N/A	0.11%	0.00% *	0.00% *
US MidCap Opportunities Fund	0.11%	0.11%	0.10%	0.22%	0.17%	0.12%	0.11%	0.00% *	0.00% *
US Small Cap Opportunities Fund	0.14%	0.15%	0.10%	0.22%	0.17%	0.11%	0.11%	0.00% *	0.00% *

*	Amount rounds to 0.00%.
8.	Securities Lending:
The Company has entered into a securities lending agency agreement ("lending agreement") with Citibank, N.A. ("Citibank"). A Fund may lend portfolio securities to certain borrowers in U.S. and non-U.S. markets in an amount not to exceed one-third (33 1/3%) of the value of its total assets. A Fund may lend portfolio securities, provided that the borrower provides collateral that is maintained in an amount at least equal to the current market value of the securities loaned. Cash collateral is invested for the benefit of a Fund by the Fund’s lending agent pursuant to collateral investment guidelines. The collateral is marked to market daily, in an amount at least equal to the current market value of the securities loaned. The contractual maturities of the securities lending transactions are considered overnight and continuous. The China A Fund does not currently engage in securities lending.
A Fund is subject to certain risks while its securities are on loan, including the following: (i) the risk that the borrower defaults on the loan and the collateral is inadequate to cover the Fund’s loss; (ii) the risk that the earnings on the collateral invested are not sufficient to pay fees incurred in connection with the loan; (iii) the Fund could lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral; (iv) the risk that the borrower may use the loaned securities to cover a short sale, which may in turn place downward pressure on the market prices of the loaned securities; (v) the risk that return of loaned securities could be delayed and interfere with portfolio management decisions; (vi) the risk that any efforts to restrict or recall the securities for purposes of voting may not be effective; and (vii) operational risks (i.e., the risk of losses resulting from problems in the settlement and accounting process especially so in certain international markets). These events could also trigger adverse tax consequences for the Fund.
A Fund retains loan fees and the interest on cash collateral investments but is required to pay the borrower a rebate for the use of cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the applicable Fund). Upon termination of a loan, a Fund is required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers.
The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statements of Operations as Investment Income from securities lending. A Fund also receives payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Investment Income from dividends or interest, respectively, on the Statements of Operations.
150

Hartford Schroders Funds
 Notes to Financial Statements – (continued)
 October 31, 2023

The following table presents for each Fund that lends its portfolio securities the market value of the securities on loan and the cash and non-cash collateral posted by the borrower as of October 31, 2023.

Fund	Investment Securities on Loan, at market value, Presented on the Statements of Assets and Liabilities	Cash Collateral(1)	Non-Cash Collateral(1)
Diversified Emerging Markets Fund	$ —	$ —	$ —
Diversified Growth Fund (Consolidated)	7,363,718	7,514,080	—
Emerging Markets Equity Fund	1,048,040	—	1,117,425
Emerging Markets Multi-Sector Bond Fund	639,954	665,977	—
International Contrarian Value Fund	—	—	—
International Multi-Cap Value Fund	22,422,254	22,095,287	1,587,677
International Stock Fund	34,880,266	34,675,046	—
Sustainable Core Bond Fund	—	—	—
Sustainable International Core Fund	—	—	—
Tax-Aware Bond Fund	—	—	—
US MidCap Opportunities Fund	—	—	—
US Small Cap Opportunities Fund	111,601	114,730	—

(1)	It is each Fund’s policy to obtain additional collateral from, or return excess collateral to, the borrower by the end of the next business day following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than that required under the lending contract due to timing. Pursuant to the lending agreement, the borrower will provide collateral in an amount at least equal to the current market value of securities loaned.
9.	Affiliate Holdings:
As of October 31, 2023, affiliates of The Hartford had ownership of shares in certain Funds as follows:

Percentage of a Class:
Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class Y	Class F	Class SDR
China A Fund	8%	88%	3%	N/A	N/A	N/A	62%	14%	—
Diversified Emerging Markets Fund	27%	100%	2%	N/A	N/A	N/A	65%	100%	—
Diversified Growth Fund (Consolidated)	N/A	N/A	100%	N/A	N/A	N/A	N/A	N/A	—
Emerging Markets Equity Fund	—	—	—	13%	—	4%	—	—	—
Emerging Markets Multi-Sector Bond Fund	—	—	—	31%	100%	100%	0%*	52%	—
International Contrarian Value Fund	N/A	N/A	95%	N/A	N/A	N/A	N/A	N/A	—
Sustainable Core Bond Fund	N/A	N/A	1%	100%	100%	100%	—	0%*	—
Sustainable International Core Fund	N/A	N/A	92%	N/A	N/A	N/A	N/A	N/A	—
Tax-Aware Bond Fund	—	—	—	N/A	N/A	N/A	4%	—	—

*	Percentage rounds to zero.

Percentage of Fund by Class:
Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class Y	Class F	Class SDR
China A Fund	0% *	0%*	0%*	N/A	N/A	N/A	0%*	9%	—
Diversified Emerging Markets Fund	0% *	0%*	0%*	N/A	N/A	N/A	0%*	26%	—
Diversified Growth Fund (Consolidated)	N/A	N/A	0%*	N/A	N/A	N/A	N/A	N/A	—
Emerging Markets Equity Fund	—	—	—	0%*	—	—	—	—	—
Emerging Markets Multi-Sector Bond Fund	—	—	—	0%*	0% *	0% *	0%*	0% *	—
International Contrarian Value Fund	N/A	N/A	49%	N/A	N/A	N/A	N/A	N/A	—
Sustainable Core Bond Fund	N/A	N/A	0%*	0%*	0% *	0% *	—	0% *	—
Sustainable International Core Fund	N/A	N/A	48%	N/A	N/A	N/A	N/A	N/A	—
Tax-Aware Bond Fund	—	—	—	N/A	N/A	N/A	0%*	—	—

*	Percentage rounds to zero.
151

Hartford Schroders Funds
 Notes to Financial Statements – (continued)
 October 31, 2023

As of October 31, 2023, affiliated funds of funds and the 529 plan for which HFMC serves as the program manager (the "529 plan") in the aggregate owned a portion of the Funds identified below. Therefore, these Funds may experience relatively large purchases or redemptions of their shares as a result of purchase and sale activity from these affiliated funds of funds and the 529 plan. Affiliated funds of funds and the 529 plan owned shares in the Funds listed below as follows:
Fund	Percentage of Fund*
Emerging Markets Equity Fund	0% (1)
International Multi-Cap Value Fund	4%
Sustainable Core Bond Fund	43%

*	As of October 31, 2023, affiliated funds of funds and the 529 plan were invested in Class F shares.
(1)	Percentage rounds to zero.
10.	Beneficial Fund Ownership:
As of October 31, 2023, to the knowledge of a Fund, Hartford Funds Management Company, LLC or Schroder US Holdings, Inc. beneficially held more than 25% of the shares outstanding of the following Funds:

Fund	Shareholder	Percentage of Ownership
Diversified Emerging Markets Fund	Schroder US Holdings, Inc.	26%
	Hartford Funds Management Company, LLC	26%
International Contrarian Value Fund	Schroder US Holdings, Inc.	49%
	Hartford Funds Management Company, LLC	49%
Sustainable International Core Fund	Schroder US Holdings, Inc.	48%
	Hartford Funds Management Company, LLC	48%
11.	Significant Shareholder Concentration:
As of October 31, 2023, one shareholder owns greater than 75% of the Diversified Growth Fund. The Diversified Growth Fund may experience adverse effects when such large shareholder redeems or purchases large amounts of shares of the Diversified Growth Fund. Such redemptions may cause the Diversified Growth Fund to sell securities at times when it would not otherwise do so, which may negatively impact the Diversified Growth Fund’s performance and liquidity. Similarly, large purchases may adversely affect the Diversified Growth Fund’s performance to the extent that the Diversified Growth Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs.
12.	Investment Transactions:
For the period ended October 31, 2023, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

Fund	Cost of Purchases Excluding U.S. Government Obligations	Sales Proceeds Excluding U.S. Government Obligations	Cost of Purchases For U.S. Government Obligations	Sales Proceeds For U.S. Government Obligations	Total Cost of Purchases	Total Sales Proceeds
China A Fund	$ 23,221,216	$ 50,189,642	$ —	$ —	$ 23,221,216	$ 50,189,642
Diversified Emerging Markets Fund	110,036,474	62,149,331	—	—	110,036,474	62,149,331
Diversified Growth Fund (Consolidated)	39,422,096	2,969,366	989,826	—	40,411,922	2,969,366
Emerging Markets Equity Fund	2,430,779,321	2,704,069,451	—	—	2,430,779,321	2,704,069,451
Emerging Markets Multi-Sector Bond Fund	34,177,245	40,106,415	—	—	34,177,245	40,106,415
International Contrarian Value Fund	24,808,223	1,211,399	—	—	24,808,223	1,211,399
International Multi-Cap Value Fund	2,640,501,606	2,694,016,034	—	—	2,640,501,606	2,694,016,034
International Stock Fund	2,152,303,766	1,244,111,435	—	—	2,152,303,766	1,244,111,435
Sustainable Core Bond Fund	59,240,599	54,286,203	153,097,000	131,316,188	212,337,599	185,602,391
Sustainable International Core Fund	377,229	314,374	—	—	377,229	314,374
Tax-Aware Bond Fund	759,500,807	293,643,725	321,653,416	311,932,796	1,081,154,223	605,576,521
US MidCap Opportunities Fund	360,508,685	259,230,551	—	—	360,508,685	259,230,551
US Small Cap Opportunities Fund	117,388,962	131,453,352	—	—	117,388,962	131,453,352
152

Hartford Schroders Funds
 Notes to Financial Statements – (continued)
 October 31, 2023

13.	Capital Share Transactions:
The following information is for the year or period ended October 31, 2023 and October 31, 2022:

	For the Year or Period Ended October 31, 2023		For the Year Ended October 31, 2022
	Shares	Amount	Shares	Amount
China A Fund
Class A
Shares Sold	165,451	$ 2,044,054	9,385	$ 133,010
Shares Issued for Reinvested Dividends	91	1,055	496	8,251
Shares Redeemed	(62,305)	(776,778)	(17,911)	(262,246)
Net Increase (Decrease)	103,237	1,268,331	(8,030)	(120,985)
Class C
Shares Issued for Reinvested Dividends	—	$ —	165	$ 2,701
Shares Redeemed	(203)	(2,310)	(148)	(2,008)
Net Increase (Decrease)	(203)	(2,310)	17	693
Class I
Shares Sold	124,903	$ 1,522,355	708,416	$ 10,078,307
Shares Issued for Reinvested Dividends	4,482	52,030	6,198	103,128
Shares Redeemed	(543,186)	(6,386,662)	(348,354)	(4,598,210)
Net Increase (Decrease)	(413,801)	(4,812,277)	366,260	5,583,225
Class Y
Shares Sold	11,216	$ 141,858	80,580	$ 976,699
Shares Issued for Reinvested Dividends	88	1,018	2,394	39,890
Shares Redeemed	(123,549)	(1,323,161)	(141,378)	(1,504,424)
Net Increase (Decrease)	(112,245)	(1,180,285)	(58,404)	(487,835)
Class F
Shares Sold	841	$ 10,000	1,375,804	$ 18,285,291
Shares Issued for Reinvested Dividends	16,234	188,805	53,977	899,258
Shares Redeemed	(2,570,663)	(28,899,821)	(1,237,089)	(15,979,294)
Net Increase (Decrease)	(2,553,588)	(28,701,016)	192,692	3,205,255
Class SDR
Shares Sold	—	$ —	—	$ —
Shares Issued for Reinvested Dividends	—	—	—	—
Shares Redeemed	—	—	—	—
Net Increase (Decrease)	—	—	—	—
Total Net Increase (Decrease)	(2,976,600)	$ (33,427,557)	492,535	$ 8,180,353
Diversified Emerging Markets Fund
Class A(1)
Shares Sold	2,499	$ 20,267	1,521	$ 13,187
Shares Issued for Reinvested Dividends	5	35	—	—
Shares Redeemed	(8)	(60)	—	—
Net Increase (Decrease)	2,496	20,242	1,521	13,187
Class C(1)
Shares Sold	718	$ 5,890	1,061	$ 10,000
Shares Redeemed	(718)	(5,509)	—	—
Net Increase (Decrease)	—	381	1,061	10,000
Class I(1)
Shares Sold	45,577	$ 356,602	1,061	$ 10,000
Shares Issued for Reinvested Dividends	93	699	—	—
Shares Redeemed	(1,184)	(9,387)	—	—
Net Increase (Decrease)	44,486	347,914	1,061	10,000
Class Y(1)
Shares Sold	225	$ 1,770	1,422	$ 12,850
Shares Issued for Reinvested Dividends	10	72	—	—
Shares Redeemed	(19)	(158)	—	—
Net Increase (Decrease)	216	1,684	1,422	12,850
153

Hartford Schroders Funds
 Notes to Financial Statements – (continued)
 October 31, 2023

	For the Year or Period Ended October 31, 2023		For the Year Ended October 31, 2022
	Shares	Amount	Shares	Amount
Class F(1)
Shares Sold	2,148,998	$ 15,000,000	1,061	$ 10,000
Shares Issued for Reinvested Dividends	16,425	122,695	—	—
Shares Redeemed	(196,585)	(1,554,986)	—	—
Net Increase (Decrease)	1,968,838	13,567,709	1,061	10,000
Class SDR
Shares Sold	6,095,050	$ 45,922,219	282	$ 2,629
Shares Issued for Reinvested Dividends	10,754	80,333	2,576	25,504
Shares Redeemed	(1,564,186)	(12,288,978)	(5,308)	(50,000)
Net Increase (Decrease)	4,541,618	33,713,574	(2,450)	(21,867)
Total Net Increase (Decrease)	6,557,654	$ 47,651,504	3,676	$ 34,170
Diversified Growth Fund (Consolidated)(2)
Class I
Shares Sold	10,001	$ 100,010
Shares Redeemed	(1)	(10)
Net Increase (Decrease)	10,000	100,000
Class SDR
Shares Sold	5,129,254	$ 50,010,009
Shares Redeemed	(1,001)	(9,789)
Net Increase (Decrease)	5,128,253	50,000,220
Total Net Increase (Decrease)	5,138,253	$ 50,100,220
Emerging Markets Equity Fund
Class A
Shares Sold	66,833,617	$ 1,044,648,253	3,144,857	$ 52,286,198
Shares Issued for Reinvested Dividends	45,993	671,951	5,507	104,621
Shares Redeemed	(12,677,202)	(188,449,298)	(2,734,451)	(45,124,654)
Net Increase (Decrease)	54,202,408	856,870,906	415,913	7,266,165
Class C
Shares Sold	42,472	$ 642,355	30,797	$ 541,901
Shares Issued for Reinvested Dividends	1,544	22,296	1,281	23,946
Shares Redeemed	(99,719)	(1,488,069)	(164,970)	(2,418,551)
Net Increase (Decrease)	(55,703)	(823,418)	(132,892)	(1,852,704)
Class I
Shares Sold	40,112,531	$ 609,345,689	55,222,381	$ 926,254,984
Shares Issued for Reinvested Dividends	1,037,489	15,074,713	707,597	13,366,510
Shares Redeemed	(48,080,370)	(730,531,742)	(43,293,639)	(714,803,335)
Net Increase (Decrease)	(6,930,350)	(106,111,340)	12,636,339	224,818,159
Class R3
Shares Sold	1,085	$ 16,412	1,094	$ 17,136
Shares Issued for Reinvested Dividends	86	1,251	37	703
Shares Redeemed	(634)	(10,035)	(371)	(6,794)
Net Increase (Decrease)	537	7,628	760	11,045
Class R4
Shares Sold	52,518	$ 793,833	150,667	$ 2,373,387
Shares Issued for Reinvested Dividends	6,196	90,397	2,734	51,898
Shares Redeemed	(47,693)	(718,721)	(46,313)	(750,969)
Net Increase (Decrease)	11,021	165,509	107,088	1,674,316
Class R5
Shares Sold	3,790	$ 57,932	3,363	$ 56,321
Shares Issued for Reinvested Dividends	447	6,489	268	5,061
Shares Redeemed	(24,900)	(386,872)	(1,778)	(30,591)
Net Increase (Decrease)	(20,663)	(322,451)	1,853	30,791
Class Y
Shares Sold	1,245,426	$ 19,127,209	125,556,366	$ 2,138,110,148
Shares Issued for Reinvested Dividends	91,130	1,335,062	691,784	13,102,388
Shares Redeemed	(1,859,333)	(28,360,037)	(162,990,961)	(2,617,613,159)
Net Increase (Decrease)	(522,777)	(7,897,766)	(36,742,811)	(466,400,623)
154

Hartford Schroders Funds
 Notes to Financial Statements – (continued)
 October 31, 2023

	For the Year or Period Ended October 31, 2023		For the Year Ended October 31, 2022
	Shares	Amount	Shares	Amount
Class F
Shares Sold	11,234,908	$ 171,583,200	13,532,858	$ 231,401,984
Shares Issued for Reinvested Dividends	161,777	2,349,009	119,590	2,259,074
Shares Redeemed	(13,589,517)	(203,628,933)	(15,652,329)	(258,973,847)
Net Increase (Decrease)	(2,192,832)	(29,696,724)	(1,999,881)	(25,312,789)
Class SDR
Shares Sold	34,290,536	$ 516,123,781	115,820,251	$ 1,735,331,057
Shares Issued for Reinvested Dividends	3,241,746	47,167,404	1,576,441	29,826,253
Shares Redeemed	(97,478,434)	(1,507,362,267)	(60,935,901)	(900,664,496)
Net Increase (Decrease)	(59,946,152)	(944,071,082)	56,460,791	864,492,814
Total Net Increase (Decrease)	(15,454,511)	$ (231,878,738)	30,747,160	$ 604,727,174
Emerging Markets Multi-Sector Bond Fund
Class A
Shares Sold	72,435	$ 490,554	31,961	$ 214,718
Shares Issued for Reinvested Dividends	9,914	66,117	8,966	62,204
Shares Redeemed	(72,543)	(489,361)	(66,954)	(488,297)
Net Increase (Decrease)	9,806	67,310	(26,027)	(211,375)
Class C
Shares Sold	12,118	$ 79,994	—	$ —
Shares Issued for Reinvested Dividends	1,024	6,809	571	3,971
Shares Redeemed	(3,099)	(20,122)	(6,414)	(47,154)
Net Increase (Decrease)	10,043	66,681	(5,843)	(43,183)
Class I
Shares Sold	111,405	$ 741,817	665,444	$ 4,910,224
Shares Issued for Reinvested Dividends	48,595	323,149	94,355	665,223
Shares Redeemed	(860,935)	(5,816,705)	(1,860,008)	(13,232,268)
Net Increase (Decrease)	(700,935)	(4,751,739)	(1,100,209)	(7,656,821)
Class R3
Shares Sold	145	$ 982	464	$ 3,490
Shares Issued for Reinvested Dividends	259	1,728	216	1,484
Shares Redeemed	(8)	(55)	(6)	(40)
Net Increase (Decrease)	396	2,655	674	4,934
Class R4
Shares Issued for Reinvested Dividends	88	$ 583	77	$ 532
Net Increase (Decrease)	88	583	77	532
Class R5
Shares Issued for Reinvested Dividends	93	$ 620	83	$ 566
Net Increase (Decrease)	93	620	83	566
Class Y
Shares Sold	3,353	$ 22,957	32,193	$ 263,589
Shares Issued for Reinvested Dividends	26,451	175,989	23,257	160,354
Shares Redeemed	(1,139)	(7,705)	(3,346)	(23,759)
Net Increase (Decrease)	28,665	191,241	52,104	400,184
Class F
Shares Sold	1,639	$ 9,971	—	$ —
Shares Issued for Reinvested Dividends	117	723	102	658
Net Increase (Decrease)	1,756	10,694	102	658
Class SDR
Shares Sold	100,877	$ 686,872	53,653	$ 399,363
Shares Issued for Reinvested Dividends	162,337	1,081,004	153,241	1,056,748
Shares Redeemed	(652,632)	(4,314,989)	(57,452)	(436,331)
Net Increase (Decrease)	(389,418)	(2,547,113)	149,442	1,019,780
Total Net Increase (Decrease)	(1,039,506)	$ (6,959,068)	(929,597)	$ (6,484,725)
155

Hartford Schroders Funds
 Notes to Financial Statements – (continued)
 October 31, 2023

	For the Year or Period Ended October 31, 2023		For the Year Ended October 31, 2022
	Shares	Amount	Shares	Amount
International Contrarian Value Fund(3)
Class I
Shares Sold	1,092,740	$ 12,686,062	50,001	$ 500,010
Shares Issued for Reinvested Dividends	1,035	9,948	—	—
Shares Redeemed	(3,456)	(38,290)	(1)	(11)
Net Increase (Decrease)	1,090,319	12,657,720	50,000	499,999
Class SDR
Shares Sold	1,032,702	$ 12,000,000	50,001	$ 500,010
Shares Issued for Reinvested Dividends	1,046	10,052	—	—
Shares Redeemed	—	—	(1)	(10)
Net Increase (Decrease)	1,033,748	12,010,052	50,000	500,000
Total Net Increase (Decrease)	2,124,067	$ 24,667,772	100,000	$ 999,999
International Multi-Cap Value Fund
Class A
Shares Sold	2,354,627	$ 21,481,878	3,969,095	$ 38,712,258
Shares Issued for Reinvested Dividends	438,872	3,913,026	334,971	3,126,679
Shares Redeemed	(2,915,861)	(26,562,997)	(2,136,771)	(19,814,377)
Net Increase (Decrease)	(122,362)	(1,168,093)	2,167,295	22,024,560
Class C
Shares Sold	32,618	$ 295,642	260,513	$ 2,681,470
Shares Issued for Reinvested Dividends	33,450	295,250	31,059	292,479
Shares Redeemed	(340,735)	(3,090,511)	(508,156)	(4,774,650)
Net Increase (Decrease)	(274,667)	(2,499,619)	(216,584)	(1,800,701)
Class I
Shares Sold	15,766,858	$ 143,908,857	37,132,233	$ 357,740,863
Shares Issued for Reinvested Dividends	2,656,807	23,669,268	2,341,766	21,826,880
Shares Redeemed	(27,541,137)	(249,873,897)	(31,864,455)	(293,182,448)
Net Increase (Decrease)	(9,117,472)	(82,295,772)	7,609,544	86,385,295
Class R3
Shares Sold	477,622	$ 4,375,732	543,984	$ 5,061,125
Shares Issued for Reinvested Dividends	57,607	511,991	44,436	416,427
Shares Redeemed	(533,811)	(4,896,816)	(598,538)	(5,581,378)
Net Increase (Decrease)	1,418	(9,093)	(10,118)	(103,826)
Class R4
Shares Sold	122,534	$ 1,117,796	101,651	$ 961,522
Shares Issued for Reinvested Dividends	21,045	187,225	16,751	156,516
Shares Redeemed	(119,421)	(1,094,527)	(125,006)	(1,172,011)
Net Increase (Decrease)	24,158	210,494	(6,604)	(53,973)
Class R5
Shares Sold	380,109	$ 3,474,878	483,544	$ 4,467,895
Shares Issued for Reinvested Dividends	71,687	638,773	53,588	503,439
Shares Redeemed	(243,503)	(2,195,570)	(632,737)	(6,351,772)
Net Increase (Decrease)	208,293	1,918,081	(95,605)	(1,380,438)
Class Y
Shares Sold	8,186,580	$ 73,994,304	11,500,546	$ 111,963,654
Shares Issued for Reinvested Dividends	1,343,937	11,983,102	1,057,829	9,843,991
Shares Redeemed	(5,563,926)	(50,529,459)	(9,501,430)	(83,923,920)
Net Increase (Decrease)	3,966,591	35,447,947	3,056,945	37,883,725
Class F
Shares Sold	14,289,153	$ 130,711,786	18,214,855	$ 172,764,909
Shares Issued for Reinvested Dividends	1,832,876	16,365,235	1,491,960	13,923,670
Shares Redeemed	(13,732,644)	(125,113,144)	(17,024,072)	(160,777,808)
Net Increase (Decrease)	2,389,385	21,963,877	2,682,743	25,910,771
156

Hartford Schroders Funds
 Notes to Financial Statements – (continued)
 October 31, 2023

	For the Year or Period Ended October 31, 2023		For the Year Ended October 31, 2022
	Shares	Amount	Shares	Amount
Class SDR
Shares Sold	18,623,011	$ 170,367,005	24,161,009	$ 232,052,285
Shares Issued for Reinvested Dividends	3,089,101	27,531,703	2,709,276	25,367,032
Shares Redeemed	(19,530,371)	(176,471,532)	(31,439,433)	(298,002,137)
Net Increase (Decrease)	2,181,741	21,427,176	(4,569,148)	(40,582,820)
Total Net Increase (Decrease)	(742,915)	$ (5,005,002)	10,618,468	$ 128,282,593
International Stock Fund
Class A
Shares Sold	5,790,982	$ 93,504,959	5,420,422	$ 88,898,122
Shares Issued for Reinvested Dividends	157,581	2,333,781	241,771	4,491,371
Shares Redeemed	(3,643,711)	(58,053,612)	(5,178,862)	(80,095,955)
Net Increase (Decrease)	2,304,852	37,785,128	483,331	13,293,538
Class C
Shares Sold	309,695	$ 4,777,404	323,136	$ 5,254,695
Shares Issued for Reinvested Dividends	3,011	42,299	10,583	184,799
Shares Redeemed	(222,732)	(3,376,299)	(300,987)	(4,340,336)
Net Increase (Decrease)	89,974	1,443,404	32,732	1,099,158
Class I
Shares Sold	94,391,035	$ 1,467,369,741	108,872,670	$ 1,695,721,112
Shares Issued for Reinvested Dividends	1,749,443	25,017,040	1,930,718	34,706,711
Shares Redeemed	(64,527,675)	(985,133,493)	(74,625,554)	(1,118,379,282)
Net Increase (Decrease)	31,612,803	507,253,288	36,177,834	612,048,541
Class R3
Shares Sold	67,776	$ 1,032,943	117,126	$ 1,739,146
Shares Issued for Reinvested Dividends	1,257	17,897	900	16,059
Shares Redeemed	(32,805)	(508,961)	(31,319)	(467,955)
Net Increase (Decrease)	36,228	541,879	86,707	1,287,250
Class R4
Shares Sold	90,469	$ 1,411,814	114,159	$ 1,866,632
Shares Issued for Reinvested Dividends	2,942	42,018	4,048	72,581
Shares Redeemed	(130,842)	(2,091,546)	(52,286)	(746,656)
Net Increase (Decrease)	(37,431)	(637,714)	65,921	1,192,557
Class R5
Shares Sold	645,554	$ 9,864,106	782,962	$ 12,441,571
Shares Issued for Reinvested Dividends	24,956	357,121	27,948	502,674
Shares Redeemed	(644,048)	(9,836,172)	(344,424)	(5,236,938)
Net Increase (Decrease)	26,462	385,055	466,486	7,707,307
Class Y
Shares Sold	1,077,528	$ 16,149,412	2,189,922	$ 36,339,650
Shares Issued for Reinvested Dividends	133,119	1,908,926	266,396	4,802,050
Shares Redeemed	(3,319,942)	(50,765,006)	(5,513,544)	(82,168,396)
Net Increase (Decrease)	(2,109,295)	(32,706,668)	(3,057,226)	(41,026,696)
Class F
Shares Sold	38,481,401	$ 604,545,688	29,140,024	$ 455,053,231
Shares Issued for Reinvested Dividends	789,734	11,301,093	743,026	13,374,470
Shares Redeemed	(13,559,754)	(209,735,793)	(11,078,766)	(167,216,529)
Net Increase (Decrease)	25,711,381	406,110,988	18,804,284	301,211,172
Class SDR
Shares Sold	14,634,932	$ 227,641,290	23,013,973	$ 361,009,997
Shares Issued for Reinvested Dividends	589,746	8,433,364	501,264	9,014,558
Shares Redeemed	(8,725,943)	(136,070,106)	(5,872,106)	(86,975,258)
Net Increase (Decrease)	6,498,735	100,004,548	17,643,131	283,049,297
Total Net Increase (Decrease)	64,133,709	$ 1,020,179,908	70,703,200	$ 1,179,862,124
157

Hartford Schroders Funds
 Notes to Financial Statements – (continued)
 October 31, 2023

	For the Year or Period Ended October 31, 2023		For the Year Ended October 31, 2022
	Shares	Amount	Shares	Amount
Sustainable Core Bond Fund
Class I(4)
Shares Sold	116,782	$ 1,014,907	89,834	$ 861,905
Shares Issued for Reinvested Dividends	3,591	30,552	1,648	14,783
Shares Redeemed	(63,118)	(538,849)	(23,949)	(208,242)
Net Increase (Decrease)	57,255	506,610	67,533	668,446
Class R3(4)
Shares Sold	—	$ —	957	$ 10,000
Shares Issued for Reinvested Dividends	31	271	33	317
Net Increase (Decrease)	31	271	990	10,317
Class R4(4)
Shares Sold	—	$ —	957	$ 10,000
Shares Issued for Reinvested Dividends	35	301	36	347
Net Increase (Decrease)	35	301	993	10,347
Class R5(4)
Shares Sold	—	$ —	957	$ 10,000
Shares Issued for Reinvested Dividends	39	332	39	376
Net Increase (Decrease)	39	332	996	10,376
Class Y
Shares Sold	138,885	$ 1,194,915	50,373	$ 480,247
Shares Issued for Reinvested Dividends	19,793	168,819	20,209	194,707
Shares Redeemed	(266,100)	(2,314,723)	(163,701)	(1,594,345)
Net Increase (Decrease)	(107,422)	(950,989)	(93,119)	(919,391)
Class F(4)
Shares Sold	3,948,248	$ 34,885,825	10,129,806	$ 97,005,756
Shares Issued for Reinvested Dividends	408,777	3,494,410	192,860	1,727,648
Shares Redeemed	(4,519,464)	(37,882,182)	(1,195,789)	(10,887,963)
Net Increase (Decrease)	(162,439)	498,053	9,126,877	87,845,441
Class SDR
Shares Sold	4,272,196	$ 37,155,558	1,527,277	$ 14,869,001
Shares Issued for Reinvested Dividends	352,095	3,004,526	266,756	2,550,840
Shares Redeemed	(1,573,033)	(13,425,536)	(1,581,745)	(14,610,001)
Net Increase (Decrease)	3,051,258	26,734,548	212,288	2,809,840
Total Net Increase (Decrease)	2,838,757	$ 26,789,126	9,316,558	$ 90,435,376
Sustainable International Core Fund(3)
Class I
Shares Sold	4,446	$ 46,685	50,001	$ 500,010
Shares Issued for Reinvested Dividends	620	5,948	—	—
Shares Redeemed	—	—	(1)	(11)
Net Increase (Decrease)	5,066	52,633	50,000	499,999
Class SDR
Shares Sold	—	$ —	50,001	$ 500,010
Shares Issued for Reinvested Dividends	631	6,052	—	—
Shares Redeemed	—	—	(1)	(10)
Net Increase (Decrease)	631	6,052	50,000	500,000
Total Net Increase (Decrease)	5,697	$ 58,685	100,000	$ 999,999
Tax-Aware Bond Fund
Class A
Shares Sold	5,176,958	$ 52,016,536	1,373,862	$ 14,067,798
Shares Issued for Reinvested Dividends	175,701	1,744,289	147,221	1,578,008
Shares Redeemed	(2,072,261)	(20,730,150)	(3,180,461)	(32,954,090)
Net Increase (Decrease)	3,280,398	33,030,675	(1,659,378)	(17,308,284)
Class C
Shares Sold	406,016	$ 4,084,541	61,878	$ 627,838
Shares Issued for Reinvested Dividends	10,714	106,573	11,688	126,622
Shares Redeemed	(241,858)	(2,435,736)	(307,058)	(3,255,017)
Net Increase (Decrease)	174,872	1,755,378	(233,492)	(2,500,557)
158

Hartford Schroders Funds
 Notes to Financial Statements – (continued)
 October 31, 2023

	For the Year or Period Ended October 31, 2023		For the Year Ended October 31, 2022
	Shares	Amount	Shares	Amount
Class I
Shares Sold	70,825,421	$ 711,724,191	18,011,789	$ 184,657,435
Shares Issued for Reinvested Dividends	1,532,808	15,211,714	632,849	6,689,376
Shares Redeemed	(35,531,473)	(350,928,535)	(17,152,818)	(177,770,396)
Net Increase (Decrease)	36,826,756	376,007,370	1,491,820	13,576,415
Class Y
Shares Sold	—	$ —	6,178	$ 68,000
Shares Issued for Reinvested Dividends	834	8,313	834	8,866
Shares Redeemed	—	—	(6,307)	(68,214)
Net Increase (Decrease)	834	8,313	705	8,652
Class F
Shares Sold	17,006,775	$ 170,783,943	3,811,234	$ 38,477,443
Shares Issued for Reinvested Dividends	381,293	3,774,601	107,260	1,140,108
Shares Redeemed	(4,405,045)	(43,654,263)	(2,479,185)	(25,756,107)
Net Increase (Decrease)	12,983,023	130,904,281	1,439,309	13,861,444
Class SDR
Shares Sold	1,070,233	$ 10,553,089	721,477	$ 7,300,392
Shares Issued for Reinvested Dividends	64,474	639,821	95,950	1,035,417
Shares Redeemed	(1,084,223)	(10,927,243)	(1,079,179)	(10,852,434)
Net Increase (Decrease)	50,484	265,667	(261,752)	(2,516,625)
Total Net Increase (Decrease)	53,316,367	$ 541,971,684	777,212	$ 5,121,045
US MidCap Opportunities Fund
Class A
Shares Sold	2,368,909	$ 38,300,772	1,868,261	$ 31,440,976
Shares Issued for Reinvested Dividends	215,556	3,438,069	829,476	15,005,217
Shares Redeemed	(1,420,730)	(23,078,021)	(1,109,382)	(18,771,474)
Net Increase (Decrease)	1,163,735	18,660,820	1,588,355	27,674,719
Class C
Shares Sold	168,375	$ 2,727,436	146,816	$ 2,488,130
Shares Issued for Reinvested Dividends	74,243	1,178,229	422,177	7,628,739
Shares Redeemed	(709,574)	(11,393,861)	(598,927)	(9,986,755)
Net Increase (Decrease)	(466,956)	(7,488,196)	(29,934)	130,114
Class I
Shares Sold	9,777,457	$ 167,499,919	6,635,474	$ 115,668,805
Shares Issued for Reinvested Dividends	724,006	12,135,225	3,062,689	58,169,249
Shares Redeemed	(6,781,714)	(116,006,390)	(7,197,466)	(127,788,647)
Net Increase (Decrease)	3,719,749	63,628,754	2,500,697	46,049,407
Class R3
Shares Sold	17,117	$ 283,363	9,451	$ 159,327
Shares Issued for Reinvested Dividends	3,143	51,364	15,594	288,955
Shares Redeemed	(20,375)	(332,132)	(15,441)	(277,630)
Net Increase (Decrease)	(115)	2,595	9,604	170,652
Class R4
Shares Sold	2,366	$ 40,111	11,536	$ 199,514
Shares Issued for Reinvested Dividends	1,003	16,704	6,187	116,572
Shares Redeemed	(673)	(11,395)	(23,745)	(398,332)
Net Increase (Decrease)	2,696	45,420	(6,022)	(82,246)
Class R5
Shares Sold	22,736	$ 392,093	20,644	$ 353,654
Shares Issued for Reinvested Dividends	600	10,041	5,372	101,815
Shares Redeemed	(4,906)	(83,624)	(48,245)	(901,065)
Net Increase (Decrease)	18,430	318,510	(22,229)	(445,596)
Class Y
Shares Sold	875,183	$ 14,979,573	186,550	$ 3,334,038
Shares Issued for Reinvested Dividends	112,592	1,885,791	566,051	10,739,169
Shares Redeemed	(810,626)	(13,758,988)	(983,891)	(18,205,045)
Net Increase (Decrease)	177,149	3,106,376	(231,290)	(4,131,838)
159

Hartford Schroders Funds
 Notes to Financial Statements – (continued)
 October 31, 2023

	For the Year or Period Ended October 31, 2023		For the Year Ended October 31, 2022
	Shares	Amount	Shares	Amount
Class F
Shares Sold	2,575,698	$ 44,050,041	1,920,896	$ 33,615,395
Shares Issued for Reinvested Dividends	179,619	3,009,259	598,731	11,385,089
Shares Redeemed	(1,359,183)	(23,270,140)	(1,126,309)	(20,026,642)
Net Increase (Decrease)	1,396,134	23,789,160	1,393,318	24,973,842
Class SDR
Shares Sold	817,427	$ 14,063,910	475,120	$ 8,459,744
Shares Issued for Reinvested Dividends	68,499	1,150,260	262,522	5,002,444
Shares Redeemed	(597,474)	(10,331,264)	(1,065,374)	(21,824,744)
Net Increase (Decrease)	288,452	4,882,906	(327,732)	(8,362,556)
Total Net Increase (Decrease)	6,299,274	$ 106,946,345	4,874,767	$ 85,976,498
US Small Cap Opportunities Fund
Class A
Shares Sold	191,612	$ 5,017,637	254,673	$ 7,066,418
Shares Issued for Reinvested Dividends	10,902	278,880	143,030	4,285,681
Shares Redeemed	(240,258)	(6,215,275)	(305,848)	(8,310,516)
Net Increase (Decrease)	(37,744)	(918,758)	91,855	3,041,583
Class C
Shares Sold	13,700	$ 357,688	15,116	$ 408,272
Shares Issued for Reinvested Dividends	2,118	54,149	30,546	921,789
Shares Redeemed	(62,360)	(1,618,716)	(52,878)	(1,468,740)
Net Increase (Decrease)	(46,542)	(1,206,879)	(7,216)	(138,679)
Class I
Shares Sold	1,893,957	$ 53,390,972	1,699,466	$ 49,801,108
Shares Issued for Reinvested Dividends	48,106	1,313,766	679,332	21,661,454
Shares Redeemed	(1,970,556)	(54,869,273)	(2,113,118)	(62,689,996)
Net Increase (Decrease)	(28,493)	(164,535)	265,680	8,772,566
Class R3
Shares Sold	21,147	$ 565,585	7,533	$ 237,672
Shares Issued for Reinvested Dividends	309	8,196	4,768	148,641
Shares Redeemed	(5,623)	(155,019)	(15,473)	(423,560)
Net Increase (Decrease)	15,833	418,762	(3,172)	(37,247)
Class R4
Shares Sold	2,599	$ 71,127	4,957	$ 145,923
Shares Issued for Reinvested Dividends	193	5,223	2,414	76,371
Shares Redeemed	(1,844)	(51,013)	(5,302)	(166,163)
Net Increase (Decrease)	948	25,337	2,069	56,131
Class R5
Shares Sold	16,007	$ 451,030	8,397	$ 245,069
Shares Issued for Reinvested Dividends	134	3,612	2,298	73,241
Shares Redeemed	(6,239)	(176,738)	(13,741)	(411,892)
Net Increase (Decrease)	9,902	277,904	(3,046)	(93,582)
Class Y
Shares Sold	226,174	$ 6,311,294	328,702	$ 9,589,112
Shares Issued for Reinvested Dividends	9,871	269,586	123,509	3,935,921
Shares Redeemed	(392,678)	(10,911,716)	(296,095)	(8,431,038)
Net Increase (Decrease)	(156,633)	(4,330,836)	156,116	5,093,995
Class F
Shares Sold	132,362	$ 3,690,540	150,435	$ 4,436,538
Shares Issued for Reinvested Dividends	4,621	126,573	57,640	1,840,382
Shares Redeemed	(158,223)	(4,390,942)	(131,965)	(3,908,901)
Net Increase (Decrease)	(21,240)	(573,829)	76,110	2,368,019
Class SDR
Shares Sold	133,745	$ 3,710,259	384,592	$ 11,046,266
Shares Issued for Reinvested Dividends	10,784	295,705	110,939	3,545,857
Shares Redeemed	(440,004)	(12,297,867)	(129,747)	(3,774,934)
Net Increase (Decrease)	(295,475)	(8,291,903)	365,784	10,817,189
Total Net Increase (Decrease)	(559,444)	$ (14,764,737)	944,180	$ 29,879,975

160

Hartford Schroders Funds
 Notes to Financial Statements – (continued)
 October 31, 2023

(1)	Classes A, C, I, Y and F of the Diversified Emerging Markets Fund commenced operations on February 28, 2022.
(2)	Diversified Growth Fund commenced operations on September 20, 2023.
(3)	International Contrarian Value Fund and Sustainable International Core Fund commenced operations on May 24, 2022.
(4)	Classes I, R3, R4, R5 and F of the Sustainable Core Bond Fund commenced operations on November 12, 2021.
14.	Fund Reorganization:
Effective after the close of business on November 12, 2021, the Schroder Core Bond Fund (the “Predecessor Fund”) was reorganized into the Sustainable Core Bond Fund (the “Reorganization”). At a special meeting of shareholders of the Predecessor Fund held on October 28, 2021, and adjourned to November 3, 2021, shareholders of the Predecessor Fund approved an agreement and plan of reorganization pursuant to which the Predecessor Fund transferred all of its assets to the Sustainable Core Bond Fund, in exchange for shares of the designated classes of the Sustainable Core Bond Fund and the assumption by the Sustainable Core Bond Fund of all of the liabilities of the Predecessor Fund. The Predecessor Fund was determined to be the accounting survivor. The consummation of the reorganization took place immediately after the close of business on November 12, 2021 in a tax-free exchange of shares as detailed below.

Net assets of Predecessor Fund as of the close of business on November 12, 2021	Net assets of the Sustainable Core Bond Fund immediately before Reorganization	Net assets of the Sustainable Core Bond Fund immediately after Reorganization	Predecessor Fund shares exchanged	Sustainable Core Bond Fund shares issued to the Predecessor Fund's Shareholders
$ 83,254,484	$ —	$ 83,254,484	7,963,263	7,963,263
Assuming the acquisition had been completed on November 1, 2021, the beginning of the annual reporting period of the Sustainable Core Bond Fund, the Sustainable Core Bond pro forma results of operations for the year ended October 31, 2022, are as follows:
Net investment income	$ 3,221,627
Net realized and unrealized gain (loss) on investments	(27,620,172)
Net increase (decrease) in net assets from operations	$ (24,398,545)
15.	Line of Credit:
Each Fund, except Diversified Growth Fund, participates in a committed line of credit pursuant to a credit agreement dated March 2, 2023. Each such Fund may borrow under the line of credit for temporary or emergency purposes. These Funds (together with certain other Hartford Funds) may borrow up to $350 million in the aggregate, subject to asset coverage and other limitations specified in the credit agreement. The interest rate on borrowings varies depending on the nature of the loan. The facility also charges certain fees, such as a commitment fee. From November 1, 2022 through March 2, 2023, each Fund, except Diversified Growth Fund, International Contrarian Value Fund, and Sustainable International Core Fund, (together with certain other Hartford Funds) had a similar agreement that enabled them to participate in a $350 million committed line of credit. The fees incurred by the Funds in connection with the committed lines of credit during the period appear in the Statements of Operations under “Other expenses.” During and as of the year ended October 31, 2023, none of the Funds had borrowings under these facilities.
16.	Indemnifications:
Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and federal securities laws. In addition, the Company, on behalf of each Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
17.	Regulatory Update:
The SEC adopted rule and form amendments that will change the format and content of the Funds' annual and semi-annual reports. Certain information, including the financial statements, will not appear in the Funds' new tailored shareholder reports but will be available online, delivered free of charge upon request, and filed on a semi-annual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, Management is evaluating the impact of these rule and form amendment changes.
161

Hartford Schroders Funds
 Notes to Financial Statements – (continued)
 October 31, 2023

18.	Change in Independent Registered Public Accounting Firm for Sustainable Core Bond Fund:
Effective March 13, 2023, BBD, LLP (“BBD”) ceased being the independent registered public accounting firm for the Hartford Schroders Sustainable Core Bond Fund (“Sustainable Core Bond Fund”). BBD’s report on the Sustainable Core Bond Fund's financial statements for the two most recent fiscal years ended October 31, 2021 and October 31, 2022, contained no adverse opinion or disclaimer of opinion nor was BBD’s report qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal years ended October 31, 2022, October 31, 2021 and the subsequent interim period through March 13, 2023 (the “Covered Period”), (i) there were no disagreements with BBD on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BBD, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the Sustainable Core Bond Fund’s financial statements for the Covered Period, and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.
On November 9, 2022, the Audit Committee of the Company’s Board of Directors participated in and approved the decision to engage PricewaterhouseCoopersLLP (“PwC”) as the independent registered public accounting firm for the Sustainable Core Bond Fund for the fiscal year ending October 31, 2023. The selection of PwC does not reflect any disagreements with or dissatisfaction by the Company or the Board of Directors with the performance of the Sustainable Core Bond Fund’s prior independent registered public accounting firm, BBD. During the Covered Period, neither the Sustainable Core Bond Fund, nor anyone on its behalf, consulted with PwC on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Sustainable Core Bond Fund’s financial statements; or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).
19.	Subsequent Events:
In connection with the preparation of the financial statements of the Funds as of and for the year ended October 31, 2023, events and transactions subsequent to October 31, 2023, through the date the financial statements were issued have been evaluated by the Funds’ management for possible adjustment and/or disclosure.
Effective November 8, 2023, the International Contrarian Value Fund launched Classes A, C, R5, Y and F shares.
Effective November 30, 2023, the Sustainable Core Bond Fund’s name, investment objective, and principal investment strategy has changed. The new name is Hartford Schroders Core Fixed Income Fund. Please see the Sustainable Core Bond Fund’s prospectus supplement for additional information.
Effective on or about March 1, 2024, the Diversified Emerging Markets Fund’s principal investment strategy will be modified. Please see the Diversified Emerging Markets Fund's prospectus supplement for additional information.
162

Report of Independent Registered Public Accounting Firm
To the Board of Directors of The Hartford Mutual Funds II, Inc. and Shareholders of Hartford Schroders China A Fund, Hartford Schroders Diversified Emerging Markets Fund, Hartford Schroders Diversified Growth Fund, Hartford Schroders Emerging Markets Equity Fund, Hartford Schroders Emerging Markets Multi-Sector Bond Fund, Hartford Schroders International Contrarian Value Fund, Hartford Schroders International Multi-Cap Value Fund, Hartford Schroders International Stock Fund, Hartford Schroders Core Fixed Income Fund (formerly Hartford Schroders Sustainable Core Bond Fund), Hartford Schroders Sustainable International Core Fund, Hartford Schroders Tax-Aware Bond Fund, Hartford Schroders US MidCap Opportunities Fund and Hartford Schroders US Small Cap Opportunities Fund

Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds indicated in the table below (thirteen of the funds constituting The Hartford Mutual Funds II, Inc., hereafter collectively referred to as the "Funds") as of October 31, 2023, and the related statements of operations and changes in net assets for each of the periods indicated in the table below, including the related notes,and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2023, the results of each of their operations and the changes in each of their net assets, and each of the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.
Fund Name
Hartford Schroders Sustainable Core Bond Fund (1)
Hartford Schroders China A Fund (2)
Hartford Schroders Diversified Emerging Markets Fund (3)
Hartford Schroders Diversified Growth Fund (4)
Hartford Schroders Emerging Markets Equity Fund (5)
Hartford Schroders Emerging Markets Multi-Sector Bond Fund (5)
Hartford Schroders International Contrarian Value Fund (6)
Hartford Schroders International Multi-Cap Value Fund (5)
Hartford Schroders International Stock Fund (5)
Hartford Schroders Sustainable International Core Fund (6)
Hartford Schroders Tax-Aware Bond Fund (5)
Hartford Schroders US MidCap Opportunities Fund (5)
Hartford Schroders US Small Cap Opportunities Fund (5)

(1)	Statement of assets and liabilities, including the schedule of investments, as of October 31, 2023, the related statement of operations and statement of changes in net assets for the year ended October 31, 2023 and the financial highlights for the years ended October 31, 2023 and October 31, 2019.
(2)	Statement of assets and liabilities, including the schedule of investments, as of October 31, 2023, the related statement of operations for the year ended October 31, 2023, the statements of changes in net assets for each of the two years in the period ended October 31, 2023 and financial highlights for the years ended October 31, 2023, October 31, 2022, and October 31, 2021 and the period March 31, 2020 (commencement of operations) through October 31, 2020.
(3)	Statement of assets and liabilities, including the schedule of investments, as of October 31, 2023, the related statement of operations for the year ended October 31, 2023, the statements of changes in net assets for each of the two years in the period ended October 31, 2023 and financial highlights for the years ended October 31, 2023, and October 31, 2022 and the period September 30, 2021 (commencement of operations) through October 31, 2021.
(4)	Consolidated statement of assets and liabilities, including the consolidated schedule of investments, as of October 31, 2023, the related consolidated statement of operations, the consolidated statement of changes in net assets and the consolidated financial highlights for the period September 20, 2023 (commencement of operations) through October 31, 2023.
(5)	Statements of assets and liabilities, including the schedules of investments, as of October 31, 2023, the related statements of operations for the year ended October 31, 2023, the statements of changes in net assets for each of the two years in the period ended October 31, 2023, and financial highlights for each of the four years in the period ended October 31, 2023.
(6)	Statements of assets and liabilities, including the schedules of investments, as of October 31, 2023, the related statements of operations for the year ended October 31, 2023, the statements of changes in net assets and financial highlights for the year ended October 31, 2023 and for the period May 24, 2022 (commencement of operations) through October 31, 2022.
The financial statements of Hartford Schroders Sustainable Core Bond Fund as of and for the year ended October 31, 2022 and the financial highlights for the years or periods ended October 31, 2022 and October 31, 2021 (not presented herein, other than the statement of changes in net assets and financial highlights) were audited by other auditors whose report dated December 27, 2022 expressed an unqualified opinion on those financial statements and financial highlights. The financial statements of Hartford Schroders Sustainable Core Bond Fund as of and for the year ended October 31, 2020 and the financial highlights for the year or period then ended (not presented herein, other than the financial highlights) were audited by other auditors whose report dated December 29, 2020 expressed an unqualified opinion on those financial statements and financial highlights.
163

Report of Independent Registered Public Accounting Firm
The financial statements of the Funds, except for Hartford Schroders Sustainable Core Bond Fund, as of and for the year ended October 31, 2019 and the financial highlights for each of the periods ended on or prior to October 31, 2019 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated December 30, 2019 expressed an unqualified opinion on those financial statements and financial highlights.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023 by correspondence with the custodian, transfer agents and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 22, 2023
We have served as the auditor of one or more investment companies in the Hartford Funds group of investment companies since 2020.
164

Hartford Schroders Funds
Operation of the Liquidity Risk Management Program (Unaudited)

This section describes the operation and effectiveness of the Liquidity Risk Management Program (“LRM Program”) established in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”). The LRM Program seeks to assess and manage each Fund’s liquidity risk. The Liquidity Rule generally defines liquidity risk as the risk that a Fund could not meet its obligation to redeem shares without significant dilution of the non-redeeming investors’ interests in the Fund. The Board of Directors (“Board”) of The Hartford Mutual Funds II, Inc. have appointed Hartford Funds Management Company, LLC (“HFMC”) to serve as the administrator of the LRM Program with respect to each of the Funds, subject to the oversight of the Board. In order to efficiently and effectively administer the LRM Program, HFMC established a Liquidity Risk Oversight Committee.
The LRM Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the assessment and periodic review (no less frequently than annually) of certain factors that influence each Fund’s liquidity risk; (2) the classification and periodic review (no less frequently than monthly) of each Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) the determination of a minimum percentage of each Fund’s assets that generally will be invested in highly liquid investments (“HLIM”); (5) the periodic review (no less frequently than annually) of the HLIM and the adoption and implementation of policies and procedures for responding to a shortfall of a Fund’s highly liquid investments below its HLIM; and (6) periodic reporting to the Board.
At a meeting of the Board held June 13-14, 2023, HFMC provided an annual written report to the Board covering the period from June 30, 2022 through April 30, 2023 (the “Reporting Period”). The annual report addressed important aspects of the LRM Program, including, but not limited to:
•	the operation of the LRM Program (and related policies and procedures utilized in connection with management of the Funds’ liquidity risk);
•	an assessment of the adequacy and effectiveness of the LRM Program’s (and related policies and procedures’) implementation;
•	the operation, and assessment of the adequacy and effectiveness, of each Fund’s HLIM;
•	whether the third-party liquidity vendor’s (“LRM Program Vendor”) processes for determining preliminary liquidity classifications, including the particular methodologies or factors used and metrics analyzed by the LRM Program Vendor, are sufficient under the Liquidity Rule and appropriate in light of each Fund’s specific circumstances; and
•	any material changes to the LRM Program.
The annual written report covered each Fund, except the Diversified Growth Fund.  The Diversified Growth Fund commenced operations on September 20, 2023.
In addition, HFMC provides a quarterly report on the LRM Program at each quarterly meeting of the Board’s Compliance and Risk Oversight Committee. The quarterly report included information regarding the Funds’ liquidity as measured by established parameters, a summary of developments within the capital markets that may impact liquidity, and other factors that may impact liquidity. Among other things, HFMC reports any changes to a Fund’s HLIM.
During the Reporting Period, HFMC did not reduce the HLIM for any Fund. During the Reporting Period, each Fund paid redemptions and settled security transactions in cash and on time without requiring any borrowing under the line of credit or the interfund lending program. In addition, there were no reportable breaches of the liquidity risk management parameters.
Based on its review and assessment, HFMC has concluded that the LRM Program is operating effectively to assess and manage the liquidity risk of each Fund and that the LRM Program has been and continues to be adequately and effectively implemented with respect to each Fund. Because liquidity in the capital markets in which the Funds invest is beyond the control of the Funds, there can be no assurance that the LRM Program will ensure liquidity under all circumstances and does not protect against the risk of loss.
165

Hartford Schroders Funds
Directors and Officers of the Company (Unaudited)

The Hartford Mutual Funds II, Inc. (the “Company”) is governed by a Board of Directors (the “Directors”). The following tables present certain information regarding the Directors and officers of the Company as of October 31, 2023. For more information regarding the Directors and officers, please refer to the Statement of Additional Information, which is available, without charge, upon request by calling 1-888-843-7824.
NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE COMPANY	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
NON-INTERESTED DIRECTORS
HILARY E. ACKERMANN (1956)	Director	Since 2014	Ms. Ackermann served as Chief Risk Officer at Goldman Sachs Bank USA from October 2008 to November 2011.	81	Ms. Ackermann served as a Director of Dynegy, Inc. from October 2012 until its acquisition by Vistra Energy Corporation ("Vistra") in 2018, and since that time she has served as a Director of Vistra.
ROBIN C. BEERY (1967)	Director	Since 2017	Ms. Beery has served as a consultant to ArrowMark Partners (an alternative asset manager) since March of 2015 and since November 2018 has been employed by ArrowMark Partners as a Senior Advisor. Previously, she was Executive Vice President, Head of Distribution, for Janus Capital Group, and Chief Executive Officer and President of the Janus Mutual Funds (a global asset manager) from September 2009 to August 2014.	81	Ms. Beery serves as an independent Director of UMB Financial Corporation (January 2015 to present), has chaired the Compensation Committee since April 2017, and has been a member of the Compensation Committee and the Risk Committee since January 2015.
DERRICK D. CEPHAS (1952)	Director	Since 2020	Mr. Cephas currently serves as Of Counsel to Squire Patton Boggs LLP, an international law firm with 45 offices in 20 countries. Until his retirement in October 2020, Mr. Cephas was a Partner of Weil, Gotshal & Manges LLP, an international law firm headquartered in New York, where he served as the Head of the Financial Institutions Practice (April 2011 to October 2020).	81	Mr. Cephas currently serves as a Director of Claros Mortgage Trust, Inc., a real estate investment trust and is a member of the Compensation Committee and the Nominating and Governance Committee.
CHRISTINE R. DETRICK (1958)	Director and Chair of the Board	Director since 2016; Chair of the Board since 2021	From 2002 until 2012, Ms. Detrick was a Senior Partner, Leader of the Financial Services Practice, and a Senior Advisor at Bain & Company (“Bain”). Before joining Bain, she served in various senior management roles for other financial services firms and was a consultant at McKinsey and Company.	81	Ms. Detrick currently serves as a Director of Charles River Associates (May 2020 to present); currently serves as a Director of Capital One Financial Corporation (since November 2021); and currently serves as a Director of Altus Power, Inc (since December 2021).
JOHN J. GAUTHIER (1961)	Director	Since 2022	Mr. Gauthier currently is the Principal Owner of JJG Advisory, LLC, an investment consulting firm, and Co-Founder and Principal Owner of Talcott Capital Partners (a placement agent for investment managers serving insurance companies). From 2008 to 2018, Mr. Gauthier served as a Senior Vice President (2008-2010), Executive Vice President (2010-2012), and President (2012-2018) of Allied World Financial Services (a global provider of property, casualty and specialty insurance and reinsurance solutions).	81	Mr. Gauthier serves as a Director of Reinsurance Group of America, Inc. (from 2018 to present) and chairs the Investment Committee and is a member of the Audit and Risk Committees.
ANDREW A. JOHNSON (1962)	Director	Since 2020	Mr. Johnson currently serves as a Diversity and Inclusion Advisor at Neuberger Berman, a private, global investment management firm. Prior to his current role, Mr. Johnson served as Chief Investment Officer and Head of Global Investment Grade Fixed Income at Neuberger Berman (January 2009 to December 2018).	81	Mr. Johnson currently serves as a Director of AGNC Investment Corp., a real estate investment trust.
166

Hartford Schroders Funds
Directors and Officers of the Company (Unaudited) – (continued)

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE COMPANY	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
PAUL L. ROSENBERG (1953)	Director	Since 2020	Mr. Rosenberg is a Partner of The Bridgespan Group, a global nonprofit consulting firm that is a social impact advisor to nonprofits, non-governmental organizations, philanthropists and institutional investors (October 2007 to present).	81	None
DAVID SUNG (1953)	Director	Since 2017	Mr. Sung was a Partner at Ernst & Young LLP from October 1995 to July 2014.	81	Mr. Sung serves as a Trustee of Ironwood Institutional Multi-Strategy Fund, LLC and Ironwood Multi-Strategy Fund, LLC (October 2015 to present).
OFFICERS AND INTERESTED DIRECTOR
JAMES E. DAVEY(4) (1964)	Director, President and Chief Executive Officer	President and Chief Executive Officer since 2010; Director since 2012	Mr. Davey serves as Executive Vice President of The Hartford Financial Services Group, Inc. Mr. Davey has served in various positions within The Hartford and its subsidiaries and joined The Hartford in 2002. Additionally, Mr. Davey serves as Director, Chairman, President, and Senior Managing Director for Hartford Funds Management Group, Inc. ("HFMG"). Mr. Davey also serves as President, Manager, Chairman of the Board, and Senior Managing Director for Hartford Funds Management Company, LLC (“HFMC”); Manager, Chairman of the Board, and President of Lattice Strategies LLC (“Lattice”); Chairman of the Board, Manager, and Senior Managing Director of Hartford Funds Distributors, LLC (“HFD”); and Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company (“HASCO”), each of which is an affiliate of HFMG.	81	None
AMY N. FURLONG (1979)	Vice President	Since 2018	Ms. Furlong serves as Vice President and Assistant Treasurer of HFMC (since September 2019). From 2018 through March 15, 2021, Ms. Furlong served as the Treasurer of the Company and resumed her position as Treasurer from January 9, 2023 through September 10, 2023. Ms. Furlong has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Furlong joined The Hartford in 2004.	N/A	N/A
WALTER F. GARGER (1965)	Vice President and Chief Legal Officer	Since 2016	Mr. Garger serves as Secretary, Managing Director and General Counsel of HFMG, HFMC, HFD, and HASCO (since 2013). Mr. Garger also serves as Secretary and General Counsel of Lattice (since July 2016). Mr. Garger has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Garger joined The Hartford in 1995.	N/A	N/A
THEODORE J. LUCAS (1966)	Vice President	Since 2017	Mr. Lucas serves as Executive Vice President of HFMG (since July 2016) and as Executive Vice President of Lattice (since June 2017). Previously, Mr. Lucas served as Managing Partner of Lattice (2003 to 2016).	N/A	N/A
JOSEPH G. MELCHER (1973)	Vice President, Chief Compliance Officer and AML Compliance Officer	Vice President and Chief Compliance Officer since 2013; AML Compliance Officer since August 1, 2022	Mr. Melcher serves as Executive Vice President of HFMG and HASCO (since December 2013). Mr. Melcher also serves as Executive Vice President (since December 2013) and Chief Compliance Officer (since December 2012) of HFMC, serves as Executive Vice President and Chief Compliance Officer of Lattice (since July 2016), serves as Executive Vice President of HFD (since December 2013), and has served as President and Chief Executive Officer of HFD (from April 2018 to June 2019).	N/A	N/A
167

Hartford Schroders Funds
Directors and Officers of the Company (Unaudited) – (continued)

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE COMPANY	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
VERNON J. MEYER (1964)	Vice President	Since 2006	Mr. Meyer serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG (since 2013). Mr. Meyer also serves as Senior Vice President-Investments of Lattice (since March 2019). Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Meyer joined The Hartford in 2004.	N/A	N/A
ALICE A. PELLEGRINO (1960)	Vice President and Assistant Secretary	Since 2016	Ms. Pellegrino is Deputy General Counsel for HFMG (since April 2022) and currently serves as Vice President of HFMG (since December 2013). Ms. Pellegrino also serves as Vice President and Assistant Secretary of Lattice (since June 2017). Ms. Pellegrino has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Pellegrino joined The Hartford in 2007.	N/A	N/A
ANKIT PURI (1984)	Vice President and Treasurer	Effective September 11, 2023	Effective September 11, 2023, Mr. Puri serves as Vice President and Treasurer of the Company. Prior to joining HFMC in 2023, Mr. Puri was a Fund Accounting Director, Investment Management Services, at SEI Investments (July 2021 through August 2023), an Associate Director, Fund Accounting Policy at The Vanguard Group (September 2020 to June 2021), and served in various positions at Ernst & Young LLP (October 2014 through September 2020).	N/A	N/A
THOMAS R. PHILLIPS (1960)	Vice President and Secretary	Since 2017	Mr. Phillips is Deputy General Counsel for HFMG and currently serves as a Senior Vice President (since June 2021) and Assistant Secretary (since June 2017) for HFMG. Mr. Phillips also serves as Vice President of HFMC (since June 2021). Prior to joining HFMG in 2017, Mr. Phillips was a Director and Chief Legal Officer of Saturna Capital Corporation from 2014–2016. Prior to that, Mr. Phillips was a Partner and Deputy General Counsel of Lord, Abbett & Co. LLC.	N/A	N/A

(1)	The address for each officer and Director is c/o Hartford Funds 690 Lee Road, Wayne, Pennsylvania 19087.
(2)	Term of Office: Each Director holds an indefinite term until the Director's retirement, which must be no later than December 31 of the year in which the Director turns 75 years of age, or the Director's resignation, removal, or death prior to the Director's retirement. Each Fund officer generally serves until his or her resignation, removal, or death.
(3)	The portfolios of the “Fund Complex” are the Hartford Schroders Private Opportunities Fund and the operational series of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., Hartford HLS Series Fund II, Inc., Lattice Strategies Trust, and Hartford Funds Exchange-Traded Trust.
(4)	“Interested person,” as defined in the 1940 Act, of the Company because of the person’s affiliation with, or equity ownership of, HFMC, HFD or affiliated companies.
168

Hartford Schroders Funds

HOW TO OBTAIN A COPY OF EACH FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)
A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities and information about how each Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)
Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Each Fund’s portfolio holdings filed as an exhibit to Form N-PORT for the most recent first and third quarter of the Fund’s fiscal year are available (1) without charge, upon request, by calling 888-843-7824, (2) on the Funds' website, hartfordfunds.com, and (3) on the SEC’s website at http://www.sec.gov.
169

Hartford Schroders Funds
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Approval of Investment Management and Investment Sub-Advisory Agreements for the following Funds:
The Hartford Mutual Funds II, Inc.
Hartford Schroders China A Fund
Hartford Schroders Diversified Emerging Markets Fund
Hartford Schroders Emerging Markets Equity Fund
Hartford Schroders Emerging Markets Multi-Sector Bond Fund
Hartford Schroders International Contrarian Value Fund
Hartford Schroders International Multi-Cap Value Fund
Hartford Schroders International Stock Fund
Hartford Schroders Sustainable Core Bond Fund
Hartford Schroders Sustainable International Core Fund
Hartford Schroders Tax-Aware Bond Fund
Hartford Schroders US MidCap Opportunities Fund
Hartford Schroders US Small Cap Opportunities Fund
(each, a “Fund” and collectively, the “Funds”)
The Hartford Schroders Sustainable Core Bond Fund is the successor to a corresponding series of Schroder Series Trust (the “Predecessor Fund”), pursuant to a reorganization consummated on November 12, 2021.
Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on September 6-7, 2023, the Board of Directors (the “Board”) of The Hartford Mutual Funds II, Inc. (“HMF II”), including the Independent Directors, unanimously voted to approve (i) the continuation of an investment management agreement by and between Hartford Funds Management Company, LLC (“HFMC”) and each of HMF II, on behalf of each of the Funds, and The Hartford Mutual Funds, Inc. (“HMF”), on behalf of each of its series (the “Management Agreement”); (ii) the continuation of an investment sub-advisory agreement (the “Sub-Advisory Agreement”) by and between HFMC and each Fund’s sub-adviser, Schroder Investment Management North America Inc. (“SIMNA Inc.”) with respect to each Fund; and (iii) the continuation of a separate sub-sub-advisory agreement (the “Sub-Sub-Advisory Agreement” and together with the Management Agreement and Sub-Advisory Agreement, the “Agreements”) by and between SIMNA Inc. and Schroder Investment Management North America Limited (“SIMNA Ltd.,” and together with SIMNA Inc., the “Sub-advisers,” and together with HFMC, the “Advisers”) with respect to Hartford Schroders China A Fund, Hartford Schroders Diversified Emerging Markets Fund, Hartford Schroders Emerging Markets Equity Fund, Hartford Schroders Emerging Markets Multi-Sector Bond Fund, Hartford Schroders International Contrarian Value Fund, Hartford Schroders International Stock Fund, Hartford Schroders Sustainable International Core Fund, Hartford Schroders Tax-Aware Bond Fund, and Hartford Schroders International Multi-Cap Value Fund (collectively, the “Sub-Sub-Advised Funds”).
In the months preceding the September 6-7, 2023 meeting, the Board requested and reviewed written responses from the Advisers to questions posed to the Advisers on behalf of the Independent Directors and supporting materials relating to those questions and responses. In addition, the Board considered such additional information as it deemed reasonably necessary to evaluate the Agreements, as applicable, with respect to each Fund, which included information furnished to the Board and its committees at their meetings throughout the year and in between regularly scheduled meetings on particular matters as the need arose, as well as information specifically prepared in connection with the approval of the continuation of the Agreements that was presented at the Board’s meetings held on June 13-14, 2023 and September 6-7, 2023. Information provided to the Board and its committees at their meetings throughout the year included, among other things, reports on Fund performance, legal, compliance and risk management matters, sales and marketing activity, shareholder services, and the other services provided to each Fund by the Advisers and their affiliates. The members of the Board also considered the materials and presentations by Fund officers and representatives of HFMC received at the Board’s meetings on June 13-14, 2023 and September 6-7, 2023 concerning the Agreements and at the special meeting of the Board’s Investment Committee on May 10-11, 2023 concerning Fund-by-Fund performance and other investment-related matters.
The Independent Directors, advised by independent legal counsel throughout the evaluation process, engaged service providers to assist them with evaluating the Agreements with respect to each Fund, as applicable. Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, was retained to provide the Board with reports on how each Fund’s contractual management fees, actual management fees, total expense ratios and investment performance compared to those of an appropriate group of investment companies selected by Broadridge.
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Hartford Schroders Funds
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

The Independent Directors also engaged an independent financial services consultant (the “Consultant”) to assist them in evaluating each Fund’s contractual management fees, actual management fees, total expense ratios and investment performance. In addition, the Consultant previously reviewed the profitability methodologies utilized by HFMC in connection with the continuation of the Management Agreement.
In determining whether to approve the continuation of the Agreements for a Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the continuation of the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. The Board was also furnished with an analysis of its fiduciary obligations in connection with its evaluation of the Agreements. Throughout the evaluation process, the Board was assisted by counsel for the Funds and the Independent Directors were also separately assisted by independent legal counsel. In connection with their deliberations, the Independent Directors met separately with independent legal counsel and the Consultant on June 6, 2023 and in executive session on several occasions to consider their responsibilities under relevant laws and regulations and to discuss the materials presented and other matters deemed relevant to their consideration of the approval of the continuation of the Agreements. As a result of the discussions that occurred during the June 6, 2023 and June 13-14, 2023 meetings, the Independent Directors presented HFMC and its affiliates with requests for additional information on certain topics. HFMC responded to these requests with additional information in connection with the September 6-7, 2023 meeting. A more detailed summary of the important, but not necessarily all, factors the Board considered with respect to its approval of the continuation of the Agreements is provided below.
Nature, Extent and Quality of Services Provided by the Advisers
The Board requested and considered information concerning the nature, extent and quality of the services provided to each Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Funds, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Funds. The Board considered each Adviser’s reputation and overall financial strength, as well as each Adviser’s willingness to consider and implement organizational and operational changes designed to enhance services to the funds managed by HFMC and its affiliates (the “Hartford funds”). In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries and requests made from time to time with respect to the Funds and other Hartford funds.
The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board reviewed information about each Adviser’s compliance policies and procedures and compliance history, and a report from the Funds’ Chief Compliance Officer about each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and any compliance or other issues raised by regulators. The Board also noted the Advisers’ support of the Funds’ compliance control structure, as applicable, including the resources devoted by the Advisers in support of the Funds’ obligations pursuant to Rule 38a-1 under the 1940 Act and the Funds’ risk management programs, as well as the efforts of the Advisers to address cybersecurity risks. The Board also considered HFMC’s investments in business continuity planning designed to benefit the Funds. The Board also noted HFMC’s commitment to maintaining high quality systems and expending substantial resources to prepare for and respond to ongoing changes to the market, regulatory and control environments in which the Funds and their service providers operate.
With respect to HFMC, the Board noted that, under the Management Agreement, HFMC is responsible for the management of the Funds, including oversight of fund operations and service providers, and the provision of investment advisory and administrative services in connection with selecting, monitoring and supervising the Sub-advisers. In this regard, the Board evaluated information about the nature and extent of responsibilities retained and risks assumed by HFMC that were not delegated to or assumed by the Sub-advisers. The Board considered HFMC’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford funds,semi-annual meetings with the leaders of each Fund’s portfolio management team, and ongoing oversight of the Hartford funds’ portfolio managers. The Board noted that HFMC has demonstrated a record of initiating changes to the portfolio management and/or investment strategies of the Hartford funds when warranted. The Board considered HFMC’s periodic due diligence reviews of each Sub-adviser and ongoing oversight of each Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades and other trading operations by each Sub-adviser, and approach to risk management with respect to the Funds. The Board considered HFMC’s oversight of the securities lending program for the Funds that engage in securities lending and noted the income earned by the Funds that participate in such program. The Board also considered HFMC’s day-to-day oversight of each Fund’s compliance with its investment objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HFMC’s oversight in this regard. Moreover, the Board considered HFMC’s oversight of potential conflicts of interest between the Funds’ investments and those of other funds or accounts, if any, managed by the Funds’ portfolio management personnel.
171

Hartford Schroders Funds
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

In addition, the Board considered HFMC’s overall strategic plan for, and ongoing commitment to review and re-assess, the Hartford funds product line-up. The Board also considered the expenses that HFMC had incurred, as well as the risks HFMC had assumed, in connection with the launch of new funds and changes to existing Hartford funds in recent years. The Board considered that HFMC is responsible for providing the Funds’ officers.
With respect to SIMNA Inc. and SIMNA Ltd., which provide certain day-to-day portfolio management services for the Funds and the Sub-Sub-Advised Funds, respectively, subject to oversight by HFMC, the Board considered, among other things, each Sub-adviser’s investment personnel, investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience, including with respect to sustainable and environmental, social and/or governance (ESG) investing, to the extent applicable. The Board considered the experience of each Fund’s portfolio manager(s), the number of accounts managed by the portfolio manager(s), and each Sub-adviser’s method for compensating the portfolio manager(s). The Board also considered each Sub-adviser’s succession planning practices to ensure continuity of portfolio management services provided to the Funds and HFMC’s oversight of these practices.
The Board considered the benefits to shareholders of being part of the family of Hartford funds, including, with respect to certain share classes, the right to exchange investments between the same class of shares without a sales charge, the ability to reinvest Fund dividends into other Hartford funds (excluding the Hartford funds that are either an exchange-traded fund or a closed-end fund), and the ability to combine holdings in a Fund with holdings in other Hartford funds (excluding the Hartford funds that are either an exchange-traded fund or a closed-end fund) and 529 plans for which HFMC serves as the program manager to obtain a reduced sales charge. The Board considered HFMC’s efforts to provide investors in the Hartford funds with a broad range of investment styles and asset classes and the assumption of entrepreneurial and other risks by HFMC in sponsoring and providing ongoing services to new funds to expand these opportunities for shareholders. In addition, the Board observed that in the marketplace there are a range of investment options available to each Fund’s shareholders and such shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund.
Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to each Fund by HFMC and, as applicable, the Sub-advisers.
Performance of each Fund and the Advisers
The Board considered the investment performance of each Fund, which included the performance of the Predecessor Fund with respect to the Hartford Schroders Sustainable Core Bond Fund. The Board noted that the Predecessor Fund had been advised by SIMNA Inc. and sub-advised by SIMNA Ltd. In this regard, the Board reviewed the performance of each Fund over different time periods and evaluated HFMC’s analysis of each Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Broadridge comparing the investment performance of each Fund to an appropriate universe of peer funds. The Board noted that while it found the comparative data provided by Broadridge generally useful in evaluating a Hartford fund’s investment performance, the Board recognized the limitations of such data, including that notable differences may exist between a Hartford fund and its peers. For details regarding each Fund’s performance, see the Fund-by-Fund synopsis below.
The Board considered the detailed investment analytics reports provided by HFMC’s Investment Advisory Group throughout the year, including in connection with the approval of the continuation of the Agreements. These reports included, among other things, information on each Fund’s gross returns and net returns, the Fund’s investment performance compared to one or more appropriate benchmarks and relevant groups or categories of peer funds, various statistics concerning the Fund’s portfolio, a narrative summary of various factors affecting Fund performance, and commentary on the effect of current and recent market conditions. The Board considered the Advisers’ work with the Investment Committee, which assists the Board in evaluating the performance of each Fund at periodic meetings throughout the year and specifically with respect to the approval of the continuation of the Agreements. The Board considered that the Investment Committee, in its evaluation of investment performance at meetings throughout the year, focused particular attention on information indicating less favorable performance of certain Hartford funds for specific time periods and discussed with the Advisers the reasons for such performance as well as any specific actions that the Advisers had taken, or had agreed to take, to seek to enhance Fund investment performance and the results of those actions. The Board also considered the analysis provided by the Consultant relating to each Fund’s performance track record.
Based on these considerations, the Board concluded that it had continued confidence in HFMC’s and each Sub-adviser’s overall capabilities to manage the Funds, as applicable.
172

Hartford Schroders Funds
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Costs of the Services and Profitability of the Advisers
The Board reviewed information regarding HFMC’s cost to provide investment management and related services to each Fund and HFMC’s profitability, both overall and for each Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HFMC and its affiliates from all services provided to each Fund and all aspects of their relationship with the Fund, including information regarding profitability trends over time and information provided by Broadridge analyzing the profitability of investment managers to other fund complexes. The Board also requested and received information relating to the operations and profitability of the Sub-advisers. The Board considered representations from HFMC and SIMNA Inc. that SIMNA Inc.’s fees were negotiated at arm’s length on a Fund-by-Fund basis and that the sub-advisory fees are paid by HFMC and not the Funds. The Board also considered that SIMNA Ltd. is an affiliate of SIMNA Inc. and that SIMNA Ltd.’s sub-sub-advisory fees would be paid by SIMNA Inc., not the Sub-Sub-Advised Funds. Accordingly, the Board concluded that the profitability of the Sub-advisers is a less relevant factor with respect to the Board’s consideration of the Sub-Advisory Agreement and the Sub-Sub-Advisory Agreement.
The Board considered that the Consultant had previously reviewed the methodologies and estimates used by HFMC in calculating profitability in connection with the continuation of the Management Agreement, including a description of the methodology used to allocate certain expenses. The Board noted that the Consultant previously reported that such process is reasonable, sound and consistent with common industry practice. The Board noted that HFMC’s process for calculating and reporting Fund profitability is consistent with the process previously reviewed by the Consultant.
Based on these considerations, the Board concluded that the profits realized by HFMC and its affiliates from their relationships with each Fund were not excessive.
Comparison of Fees and Services Provided by the Advisers
The Board considered comparative information with respect to the services rendered to and the management fees to be paid by each Fund to HFMC and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HFMC to SIMNA Inc. with respect to each Fund. In this regard, the Board requested and reviewed information from HFMC and SIMNA Inc. relating to the management and sub-advisory fees, including the sub-advisory fee schedule for each Fund and the amount of the management fee retained by HFMC, and total operating expenses for each Fund. The Board also reviewed information from Broadridge comparing each Fund’s contractual management fees, actual management fees and total expense ratios relative to an appropriate group of funds selected by Broadridge. The Board considered such information from Broadridge in consultation with the Consultant. For details regarding each Fund’s fees and expenses, see the Fund-by-Fund synopsis below.
The Board considered the methodology used by Broadridge to select the funds included in the expense groups. While the Board recognized that comparisons between a Fund and its peer funds may be imprecise given, among other differences, the different service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Broadridge assisted the Board in evaluating the reasonableness of each Fund’s fees and total operating expenses. In addition, the Board considered the analysis and views of the Consultant relating to each Fund’s fees and total operating expenses and expense groups.
The Board received information regarding fees charged by HFMC to another Hartford fund that is an exchange-traded fund (“ETF”) with investment strategies similar to those of the Hartford Schroders Tax-Aware Bond Fund. The Board reviewed information about structural, operational and other differences between the ETF and the Hartford Schroders Tax-Aware Bond Fund, including differences in the services provided to each type of product and differences in the marketplace in which each type of product must compete. The Board also received information regarding fees charged by the Sub-advisers to any other clients with investment strategies similar to those of the Funds, including any institutional separate account clients and registered fund clients for which a Sub-adviser serves as either primary investment adviser or sub-adviser. The Board considered the explanations provided by the Sub-advisers about any differences between a Sub-adviser’s services to the Funds and the services a Sub-adviser provides to other types of clients. In this regard, the Board reviewed information about the generally broader scope of services and compliance, reporting and other legal burdens and risks of managing registered funds compared with those associated with managing assets of non-registered fund clients such as institutional separate accounts.
Based on these considerations, the Board concluded that each Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters considered, were reasonable in light of the services provided.
173

Hartford Schroders Funds
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Economies of Scale
The Board considered information regarding economies of scale, including the extent to which economies of scale may be realized as a Fund grows and whether fee levels reflect these economies of scale for the benefit of shareholders of the Fund. The Board reviewed the breakpoints in the management fee schedule for each Fund, if any, which reduce fee rates as the Fund’s assets grow over time. The Board recognized that a Fund with assets beyond the highest breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower effective management fee rates. The Board also recognized that a fee schedule that reaches a breakpoint at a lower asset level provides shareholders with the benefit of anticipated or potential economies of scale. The Board considered that expense limitations and fee waivers that reduce a Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if the Fund’s assets decline. In addition, the Board considered that initially setting competitive fee rates, pricing a Fund to scale at inception, and making additional investments intended to enhance services available to shareholders are other means of sharing anticipated or potential economies of scale with shareholders. The Board also considered that HFMC has been active in managing expenses of the Hartford funds in recent years, which has resulted in benefits being realized by shareholders. The Board also noted that, for each of Hartford Schroders China A Fund, Hartford Schroders Emerging Markets Multi-Sector Bond Fund, and Hartford Schroders Sustainable Core Bond Fund, the Fund’s current low asset levels have kept the Fund from fully realizing the benefits of anticipated or potential economies of scale.
The Board reviewed and evaluated materials from Broadridge and the Consultant showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HFMC, Broadridge, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.
After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale, if any, would be shared for the benefit of each Fund’s shareholders based on currently available information and the effective management fees and total expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor any future growth in each Fund’s assets and the appropriateness of additional management fee breakpoints or other methods to share benefits from economies of scale as part of its future review of the Agreements.
Other Benefits
The Board considered other benefits to the Advisers and their affiliates from their relationships with the Funds.
The Board noted that HFMC receives fees for fund accounting and related services from the Funds, and the Board considered information on the profitability to HFMC from providing such services to the Funds. The Board also considered that each Fund pays a transfer agency fee to Hartford Administrative Services Company (“HASCO”), an affiliate of HFMC, equal to the lesser of: (i) the actual costs incurred by HASCO in connection with the provisions of transfer agency services, including payments made to sub-transfer agents, plus a reasonable target profit margin; or (ii) a specified amount as set forth in the Transfer Agency and Service Agreement by and between HMF II, on behalf of its Funds, HMF, on behalf of its series, and HASCO. The Board reviewed information about the profitability to HASCO of the Funds’ transfer agency function. The Board considered information provided by HFMC indicating that the transfer agency fees charged by HASCO to the Funds were fair and reasonable based on available industry data about fees charged by transfer agents to other mutual funds. The Board also noted that HFMC and HASCO had delegated certain fund accounting services and transfer agency services, respectively, to external service providers, subject to oversight.
The Board also considered that Hartford Funds Distributors, LLC (“HFD”), an affiliate of HFMC, serves as principal underwriter of the Funds. The Board noted that, as principal underwriter, HFD receives distribution and service fees from the Funds and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board considered that HFD has entered into an agreement with SIMNA Inc. and SEI Trust Company to provide certain marketing support services in connection with four collective investment trust vehicles for which the Sub-advisers serve as investment adviser. The Board also considered that Schroder Fund Advisors LLC (“SFA”), a wholly-owned subsidiary of SIMNA Inc., has entered into an additional compensation arrangement with HFMC and HFD. The Board considered that under this arrangement, SFA is involved in the distribution of the Class SDR shares of the Funds, and HFMC compensates SFA for such services.
The Board considered the benefits, if any, to the Sub-advisers from any use of a Fund’s brokerage commissions to obtain soft dollar research. The Board also considered that SIMNA Inc. has entered into a solicitation agreement with HFMC pursuant to which HFMC provides certain marketing support services with respect to investment strategy models offered by SIMNA Inc. through its managed account platforms.
174

Hartford Schroders Funds
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Fund-by-Fund Factors
For purposes of evaluating a Fund’s performance, the Board considered the Fund’s performance relative to similarly managed funds and the Fund’s performance relative to its benchmark. In particular, the Board considered the Fund’s performance of its Class A shares (net of all fees and expenses), except for Hartford Schroders International Contrarian Value Fund, Hartford Schroders Sustainable Core Bond Fund and Hartford Schroders Sustainable International Core Fund, for which the Board considered the Fund’s performance of its Class I shares (net of all fees and expenses), as of March 31, 2023, and compared that performance to the Fund’s peer universe, which includes all funds within the same classification or category, as determined by Broadridge. The Board considered the Fund’s performance relative to its peer universe by evaluating its quintile ranking, with the 1st quintile representing the top performing funds within a peer universe and the 5th quintile representing the lowest performing funds. For purposes of evaluating the Fund’s performance relative to its benchmark, the Board considered the Fund’s performance of its Class I shares (net of all fees and expenses) as of March 31, 2023. The Board considered Fund performance to be “in line with” a Fund’s benchmark where it was 50 basis points above or below the benchmark return. With respect to fees and expenses, the Board considered the Fund’s contractual management fee, actual management fee, and total operating expenses of its Class A shares, except for Hartford Schroders International Contrarian Value Fund, Hartford Schroders Sustainable Core Bond Fund and Hartford Schroders Sustainable International Core Fund, for which the Board considered the Fund’s total operating expenses of its Class I shares, as compared to the Fund’s expense peer group, which includes a group of similarly sized funds selected by Broadridge.
Hartford Schroders China A Fund
•	The Board noted that the Fund’s performance was in the 3rd quintile versus its peer universe for the 1-year period and the 1st quintile for the 3-year period. The Board also noted that the Fund’s performance was above its benchmark for the 1- and 3-year periods.
•	The Board noted that the Fund’s contractual management fee and its total expenses were in the 2nd quintile of its expense group, while its actual management fee was in the 1st quintile. The Board also noted that HFMC had contractually agreed to limit the expenses (exclusive of certain specified expenses) for the Fund.
Hartford Schroders Diversified Emerging Markets Fund
•	The Board noted that the Fund’s performance was in the 5th quintile versus its peer universe for the 1-year period. The Board also noted that the Fund’s performance was below its benchmark for the 1-year period.
•	The Board noted that the Fund’s contractual management fee was in the 2nd quintile of its expense group, while its actual management fee was in the 1st quintile and its total expenses were in the 3rd quintile. The Board also noted that HFMC had contractually agreed to limit the expenses (exclusive of certain specified expenses) for the Fund.
Hartford Schroders Emerging Markets Equity Fund
•	The Board noted that the Fund’s performance was in the 4th quintile versus its peer universe for the 1-year period and the 3rd quintile for the 3- and 5-year periods. The Board also noted that the Fund’s performance was in line with its benchmark for the 1-, 3- and 5-year periods. The Board noted recent changes to the Fund’s portfolio management team.
•	The Board noted that the Fund’s contractual management fee, actual management fee and its total expenses were in the 4th quintile of its expense group. The Board also noted that HASCO had contractually agreed to limit its transfer agency fee for Class A shares of the Fund.
Hartford Schroders Emerging Markets Multi-Sector Bond Fund
•	The Board noted that the Fund’s performance was in the 1st quintile versus its peer universe for the 1-year period, the 2nd quintile for the 3-year period, and the 5th quintile for the 5-year period. The Board also noted that the Fund’s performance was above its benchmark for the 1- and 3-year periods and below its benchmark for the 5-year period.
•	The Board noted that the Fund’s contractual management fee was in the 2nd quintile of its expense group, while its actual management fee was in the 1st quintile and its total expenses were in the 3rd quintile. The Board also noted that HFMC had contractually agreed to limit the expenses (exclusive of certain specified expenses) for the Fund.
Hartford Schroders International Contrarian Value Fund
•	The Board noted that because the Fund recently commenced operations, the Fund did not have meaningful performance history.
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Hartford Schroders Funds
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

•	The Board noted that the Fund’s contractual management fee and actual management fee were in the 1st quintile of its expense group, while its total expenses were in the 2nd quintile. The Board also noted that HFMC had contractually agreed to limit the expenses (exclusive of certain specified expenses) for the Fund.
Hartford Schroders International Multi-Cap Value Fund
•	The Board noted that the Fund’s performance was in the 5th quintile versus its peer universe for the 1-year period and the 4th quintile for the 3- and 5-year periods. The Board also noted that the Fund’s performance was in line with its benchmark for the 1-year period, above its benchmark for the 3-year period, and below its benchmark for the 5-year period.
•	The Board noted that the Fund’s contractual management fee was in the 2nd quintile of its expense group, while its actual management fee was in the 3rd quintile and its total expenses were in the 1st quintile.
Hartford Schroders International Stock Fund
•	The Board noted that the Fund’s performance was in the 2nd quintile versus its peer universe for the 1-year period and the 1st quintile for the 3- and 5-year periods. The Board also noted that the Fund’s performance was above its benchmark for the 1-, 3- and 5-year periods.
•	The Board noted that the Fund’s contractual management fee, actual management fee, and total expenses were in the 1st quintile of its expense group.
Hartford Schroders Sustainable Core Bond Fund
•	The Board noted that the Fund’s performance was in the 4th quintile versus its peer universe for the 1-year period. The Board also noted that the Fund’s performance was below its benchmark for the 1-year period, above its benchmark for the 3-year period and in line with its benchmark for the 5-year period.
•	The Board noted that the Fund’s contractual management fee and total expenses were in the 2nd quintile of its expense group while its actual management fee was in the 3rd quintile. The Board also noted that HFMC had contractually agreed to limit the expenses (exclusive of certain specified expenses) for the Fund.
Hartford Schroders Sustainable International Core Fund
•	The Board noted that because the Fund recently commenced operations, the Fund did not have meaningful performance history. The Board noted recent changes to the Fund’s portfolio management team.
•	The Board noted that the Fund’s contractual management fee, actual management fee and total expenses were in the 1st quintile of its expense group. The Board also noted that HFMC had contractually agreed to limit the expenses (exclusive of certain specified expenses) for the Fund.
Hartford Schroders Tax-Aware Bond Fund
•	The Board noted that the Fund’s performance was in the 1st quintile versus its peer universe for the 1-year period, the 3rd quintile for the 3-year period and the 2nd quintile for the 5-year period. The Board also noted that the Fund’s performance was in line with its benchmark for the 1-, 3- and 5-year periods.
•	The Board noted that the Fund’s contractual management fee was in the 3rd quintile of its expense group, while its actual management fee and its total expenses were in the 1st quintile. The Board also noted that HFMC had contractually agreed to limit the expenses (exclusive of certain specified expenses) for the Fund.
Hartford Schroders US MidCap Opportunities Fund
•	The Board noted that the Fund’s performance was in the 1st quintile versus its peer universe for the 1-year period, the 3rd quintile for the 3-year period and the 2nd quintile for the 5-year period. The Board also noted that the Fund’s performance was above its benchmark for the 1- and 3-year periods and in line with its benchmark for the 5-year period. The Board noted recent changes to the Fund’s portfolio management team.
•	The Board noted that the Fund’s contractual management fee was in the 2nd quintile of its expense group, while its actual management fee was in the 4th quintile and its total expenses were in the 3rd quintile.
176

Hartford Schroders Funds
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Hartford Schroders US Small Cap Opportunities Fund
•	The Board noted that the Fund’s performance was in the 3rd quintile versus its peer universe for the 1-year period, the 4th quintile for the 3-year period and the 2nd quintile for the 5-year period. The Board also noted that the Fund’s performance was above its benchmark for the 1-, 3- and 5-year periods. The Board noted recent changes to the Fund’s portfolio management team.
•	The Board noted that the Fund’s contractual management fee, actual management fee and total expenses were in the 4th quintile of its expense group. The Board also noted that HFMC had contractually agreed to limit the expenses (exclusive of certain specified expenses) for the Fund.
  *  *  *   *
Based upon the review of the factors summarized above, among others, the Board concluded that it is in the best interests of each Fund and its shareholders for the Board to approve the continuation of the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves.
Approval of Investment Management and Investment Sub-Advisory Agreements for Hartford Schroders Diversified Growth Fund
The Hartford Mutual Funds II, Inc.
Hartford Schroders Diversified Growth Fund
Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), initially approve, and annually review and consider the continuation of, the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on September 6-7, 2023, the Board of Directors (the “Board”) of The Hartford Mutual Funds II, Inc. (“HMF II”), including the Independent Directors, unanimously voted to approve (i) an amendment to the investment management agreement (the “Management Agreement”) by and between Hartford Funds Management Company, LLC (“HFMC”) and each of HMF II, on behalf of the Hartford Schroders Diversified Growth Fund(the “Fund”), and The Hartford Mutual Funds, Inc.; (ii) an amendment to the investment sub-advisory agreement (the “Sub-Advisory Agreement”) by and between HFMC and the Fund’s sub-adviser, Schroder Investment Management North America Inc. (“SIMNA Inc.” or the “Sub-adviser”) with respect to the Fund; and (iii) an amendment to the sub-sub-advisory agreement (the “Sub-Sub-Advisory Agreement” and together with the Management Agreement and the Sub-Advisory Agreement, the “Agreements”) by and between SIMNA Inc. and Schroder Investment Management North America Limited (“SIMNA Ltd.,” and together with SIMNA Inc., the “Sub-advisers,” and together with HFMC, the “Advisers”) with respect to the Fund.
Prior to approving the Agreements, the Board requested and reviewed written responses from the Advisers to questions posed to the Advisers on behalf of the Independent Directors and supporting materials relating to those questions and responses. In addition, the Board and its Investment Committee considered the materials and presentations from representatives of the Advisers, including a presentation from the Fund’s proposed portfolio managers, received at meetings held on May 9-11, 2023 and September 6-7, 2023 regarding the Fund and its investment strategy. The members of the Board also considered the materials and presentations by Fund officers and representatives of HFMC received at the Board’s meeting on September 6-7, 2023 concerning the Agreements.
In determining whether to approve the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the Agreements was based on a comprehensive consideration of all information provided to the Board with respect to the approval of the Agreements. The Board was also furnished with an analysis of its fiduciary obligations in connection with its evaluation of the Agreements. Throughout the evaluation process, the Board was assisted by counsel for the Fund and the Independent Directors were also separately assisted by independent legal counsel. In connection with their deliberations, the Independent Directors met separately with independent legal counsel in executive session to consider their responsibilities under relevant laws and regulations and to discuss the materials presented and other matters deemed relevant to their consideration of the approval of the Agreements. A more detailed summary of the important, but not necessarily all, factors the Board considered with respect to its approval of the Agreements is provided below.
Nature, Extent and Quality of Services to be Provided by the Advisers
The Board requested and considered information concerning the nature, extent and quality of the services to be provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services to be provided by the Advisers. The Board considered each Adviser’s organizational structure, systems and personnel. The Board also considered each Adviser’s reputation and overall financial
177

Hartford Schroders Funds
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

strength, and the Board’s past experience with each Adviser with respect to the services each Adviser provides to other funds managed by HFMC and its affiliates (the “Hartford funds”). In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries and requests made from time to time with respect to the Hartford funds.
With respect to HFMC, the Board noted that, under the Management Agreement, HFMC would be responsible for the management of the Fund, including oversight of fund operations and service providers. The Board also noted that HFMC would provide investment advisory services to the Fund as well as administrative services in connection with selecting, monitoring and supervising the Fund’s Sub-advisers, and that HFMC had recommended to the Board that the Sub-advisers be appointed as the sub-adviser and sub-sub-adviser to the Fund. In this regard, the Board evaluated information about the nature and extent of responsibilities retained and risks assumed by HFMC that were not delegated to or assumed by the Sub-advisers. The Board considered the proposed services to be provided by HFMC and, in its consideration of these services, the Board noted HFMC’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford funds, semi-annual meetings with the leaders of each Hartford fund’s portfolio management team, and ongoing oversight of the Hartford funds’ portfolio managers. The Board noted that HFMC has demonstrated a record of initiating changes to the portfolio management and/or investment strategies of the Hartford funds when warranted. The Board considered that HFMC would oversee the Sub-advisers’ investment approach and results, process for monitoring best execution of portfolio trades and other trading operations by each Sub-adviser and approach to risk management with respect to the Fund. The Board also considered that HFMC would oversee the Fund’s compliance with its investment objective and policies as well as with applicable laws and regulations. Moreover, the Board considered that HFMC would oversee potential conflicts of interest between the Fund’s investments and those of other funds or accounts, if any, managed by such Fund’s portfolio management personnel. In addition, the Board considered that HFMC or its affiliates would be responsible for providing the Fund’s officers.
With respect to SIMNA Inc. and SIMNA Ltd., which would provide certain day-to-day portfolio management services for the Fund, subject to oversight by HFMC, the Board considered, among other things, each Sub-adviser’s investment personnel, investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience, including their experience with respect to environmental, social and/or governance (ESG) investing. The Board considered the experience of the Fund’s proposed portfolio managers, the number of accounts managed by the portfolio managers, and each Sub-adviser’s method for compensating the portfolio managers. The Board also considered each Sub-adviser’s succession planning practices to ensure continuity of portfolio management services to be provided to the Fund and HFMC’s oversight of these practices. The Board also considered information previously provided by the Advisers regarding their compliance policies and procedures and compliance history, and received a representation from the Hartford funds’ Chief Compliance Officer that the written compliance policies and procedures of each of HFMC and the Sub-advisers are reasonably designed to prevent violations of the federal securities laws. In addition, the Board considered HFMC’s representation that it did not anticipate making any material changes to HFMC’s and the Hartford funds’ compliance program as a result of the addition of the Fund.
The Board considered the benefits to the Fund’s future shareholders of being part of the family of Hartford funds, including, the right to exchange investments between the same class of shares and the ability to reinvest Fund dividends into other Hartford funds (excluding the Hartford funds that are either an exchange-traded fund or a closed-end fund). The Board considered HFMC’s efforts to provide investors in the Hartford funds with a broad range of investment styles and asset classes and the assumption of entrepreneurial and other risks by HFMC in sponsoring and providing ongoing services to new funds to expand these opportunities for shareholders.
In considering the foregoing information, the Board evaluated not only the information presented to the Board and the Investment Committee in connection with its consideration of the Agreements, but also the Board’s experience through past interactions with HFMC and the Sub-advisers. Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services to be provided to the Fund by HFMC and the Sub-advisers.
Performance of the Fund and the Advisers
The Board considered the investment performance of the Sub-advisers and their portfolio management teams, including, for purposes of considering the investment skill and experience of the Fund’s portfolio managers, past performance of a composite of accounts managed by the Sub-Advisers using investment strategies substantially similar to those proposed for the Fund (although none of the accounts are registered investment companies).  The Board also considered the performance of the composite as compared to the Fund’s proposed benchmark and an appropriate universe of peer funds over various time periods. HFMC also provided additional information about the broad range of the portfolio management team’s investment experience and their investment philosophy and process. The Board also requested and received information about how the Fund’s performance will be evaluated under HFMC’s performance evaluation methodology. Based on these considerations, the Board concluded that it was satisfied that HFMC and the Sub-advisers have the capability of providing satisfactory investment performance for the Fund.
178

Hartford Schroders Funds
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Costs of the Services and Profitability of the Advisers
In considering the proposed advisory and sub-advisory fee schedules for the Fund, the Board reviewed information regarding HFMC’s estimated costs to provide investment management and related services to the Fund and the estimated profitability to HFMC from the investment management and related services to be provided to the Fund. In evaluating HFMC’s estimated profitability with respect to the Fund, the Board also considered HFMC’s representation that the level of estimated profitability of the Fund, taking into consideration the revenue and expenses of the Fund, was fair and reasonable based on the nature and quality of the services to be provided to shareholders. The Board also noted that the actual profitability to HFMC of managing the Fund would depend on the growth of such Fund’s assets under management. The Board considered representations from HFMC and SIMNA Inc. that SIMNA Inc.’s fees were negotiated at arm’s length on a Fund-by-Fund basis and that the sub-advisory fees are paid by HFMC and not the Fund. The Board also considered that SIMNA Ltd. is an affiliate of SIMNA Inc. and that SIMNA Ltd.’s sub-sub-advisory fees would be paid by SIMNA Inc., not the Fund. Accordingly, the Board concluded that the profitability of the Sub-advisers is a less relevant factor with respect to the Board’s consideration of the Sub-Advisory Agreement and the Sub-Sub-Advisory Agreement.
Based on these considerations, the Board concluded that the profits anticipated to be realized by HFMC and its affiliates from their relationships with the Fund would not be excessive.
Comparison of Fees and Services to be Provided by the Advisers
The Board considered comparative information with respect to the services to be rendered to and the management fees to be paid by the Fund to HFMC and the estimated total expense ratios of the Fund. The Board also considered the proposed sub-advisory fees to be paid by HFMC to SIMNA Inc. with respect to the Fund. The Board also considered that SIMNA Ltd. is an affiliate of SIMNA Inc. and that SIMNA Ltd.’s sub-sub-advisory fees would be paid by SIMNA Inc., not the Fund. In this regard, the Board requested and reviewed information from HFMC and SIMNA Inc. relating to the proposed management and sub-advisory fees, including the sub-advisory fee schedule for the Fund, and the amount of the management fee to be retained by HFMC, and estimated total operating expenses for the Fund. The Board also reviewed information comparing the Fund’s proposed contractual management fees, actual management fees and estimated total expense ratios relative to an appropriate group of funds (the “Peer Group”) selected from the relevant peer universe identified by Broadridge Financial Solutions, Inc., an independent provider of investment company data. As part of this review, the Board considered the composition of the Peer Group and the methodology used to select the Peer Group, which included input from an independent financial services consultant engaged by the Independent Directors to assist them in evaluating the Fund’s proposed management fees and estimated total expense ratios. The Board considered the inherent limitations of such comparisons in light of uncertainty as to how the fees of other funds in the Peer Group are set and potentially material differences between the Fund and its Peer Group.
In considering the reasonableness of the Fund’s proposed management and sub-advisory fees and estimated total expense ratios, the Board considered that the Fund’s proposed contractual management fee was below the average and median of its Peer Group for all asset levels. The Board further considered that the Fund’s proposed contractual management fees, actual management fees and estimated total expense ratio for Class I shares were within the 1st quintile of its Peer Group. The Board also noted that HFMC had contractually agreed to limit the expenses (exclusive of certain specified expenses) for the Fund. The Board considered that the Fund will not pay a management fee for the portion of the Fund’s assets invested in one or more mutual funds or exchange-traded funds for which HFMC or its affiliates serve as investment manager. The Board also considered that HFMC has contractually agreed to waive the management fee of the Fund in an amount equal to the management fee paid to it by the Fund’s wholly owned Cayman Islands subsidiary (the “Subsidiary”) for as long as the Fund remains invested in the Subsidiary. The Board also received information regarding fees charged by the Sub-adviser to other non-registered fund clients with investment strategies substantially similar to those proposed for the Fund. The Board considered the explanations provided by the Sub-adviser about any differences between the Sub-adviser’s services to the Funds and the services the Sub-adviser provides to other types of clients.
Based on these considerations, the Board concluded that the Fund’s proposed fees and estimated total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters considered, were reasonable in light of the services to be provided.
Economies of Scale
The Board considered information regarding economies of scale, including the extent to which economies of scale may be realized as the Fund grows and whether the Fund’s corresponding fee levels reflect these economies of scale for the benefit of the Fund’s future shareholders. The Board reviewed the breakpoint in the proposed management fee schedule for the Fund, which would reduce the fee rate if and when Fund assets grow over time to more than $1 billion. The Board considered HFMC’s representation that the Fund could be expected to achieve some economies of scale as assets in such Fund grow. The Board recognized that a fund with assets beyond the highest breakpoint level would continue to benefit from economies
179

Hartford Schroders Funds
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

of scale because additional assets are charged the lowest breakpoint fee resulting in lower effective management fee rates. The Board also recognized that a fee schedule that reaches a breakpoint at a lower asset level provides shareholders with the benefit of anticipated or potential economies of scale. The Board considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if Fund assets decline. The Board also considered that HFMC has been active in managing expenses for the Hartford funds in recent years, which has resulted in benefits being realized by shareholders. In addition, the Board considered that initially setting competitive fee rates and pricing the Fund to scale at inception are other means of sharing potential economies of scale with shareholders.
The Board reviewed and evaluated materials from HFMC showing how management fee schedules of other funds in the Peer Group reflect economies of scale for the benefit of shareholders as a fund’s assets hypothetically increase over time. The Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.
The Board also considered how any benefits from economies of scale would be realized by the various parties. The Board reviewed relevant information included in the materials provided to the Board regarding comparative breakpoint information for other funds in the Peer Group. Based on these considerations, the Board concluded that it was satisfied with the extent to which economies of scale, if any, would be shared for the benefit of the Fund’s future shareholders. The Board noted, however, that it would monitor any future growth in the Fund’s assets and the appropriateness of additional management fee breakpoints or other methods to share benefits from economies of scale as part of its future review of the Agreements.
Other Benefits
The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.
The Board noted that HFMC would receive fees for fund accounting and related services from the Fund. The Board also considered that Hartford Administrative Services Company, the Fund’s transfer agent and an affiliate of HFMC, would receive transfer agency compensation from the Fund.
The Board also considered that Hartford Funds Distributors, LLC (“HFD”), an affiliate of HFMC, would serve as principal underwriter of the Fund. The Board also considered that Schroder Fund Advisors LLC (“SFA”), a wholly-owned subsidiary of SIMNA Inc., has entered into an additional compensation arrangement with HFMC and HFD. The Board considered that under this arrangement, SFA would be involved in the distribution of the Class SDR shares of the Fund, and HFMC would compensate SFA for such services.
The Board also considered that SIMNA Inc. has entered into a solicitation agreement with HFMC pursuant to which HFMC provides certain marketing support services with respect to investment strategy models offered by SIMNA Inc. through its managed account platforms.
  *  *  *   *
Based upon the review of the factors summarized above, among others, the Board concluded that it is in the best interests of the Fund for the Board to approve the Agreements. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves.
180

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT
Customer Privacy Notice
The Hartford Financial Services Group, Inc. and Affiliates*
(herein called “we, our, and us”)
This Privacy Policy applies to our United States Operations
We value your trust. We are committed to the responsible:
a)	management;
b)	use; and
c)	protection;
of Personal Information.
This notice describes how we collect, disclose, and protect Personal Information.
We collect Personal Information to:
a)	service your Transactions with us; and
b)	support our business functions.
We may obtain Personal Information from:
a)	You;
b)	your Transactions with us; and
c)	third parties such as a consumer-reporting agency.
Based on the type of product or service You apply for or get from us, Personal Information such as:
a)	your name;
b)	your address;
c)	your income;
d)	your payment; or
e)	your credit history;
may be gathered from sources such as applications, Transactions, and consumer reports.
To serve You and service our business, we may share certain Personal Information.
We will share Personal Information, only as allowed by law, with affiliates such as:
a)	our insurance companies;
b)	our employee agents;
c)	our brokerage firms; and
d)	our administrators.
As allowed by law, we may share Personal Financial Information with our affiliates to:
a)	market our products; or
b)	market our services;
to You without providing You with an option to prevent these disclosures.
We may also share Personal Information, only as allowed by law, with unaffiliated third parties including:
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b)	brokerage firms;
c)	insurance companies;
d)	administrators; and
e)	service providers;
who help us serve You and service our business.
When allowed by law, we may share certain Personal Financial Information with other unaffiliated third parties who assist us by performing services or functions such as:
a)	taking surveys;
b)	marketing our products or services; or
c)	offering financial products or services under a joint agreement between us and one or more financial institutions.
We, and third parties we partner with, may track some of the pages You visit through the use of:
a)	cookies;
b)	pixel tagging; or
c)	other technologies;
and currently do not process or comply with any web browser’s “do not track” signal or other similar mechanism that indicates a request to disable online tracking of individual users who visit our websites or use our services.
For more information, our Online Privacy Policy, which governs information we collect on our website and our affiliate websites, is available at https://www.thehartford.com/online-privacy-policy.
We will not sell or share your Personal Financial Information with anyone for purposes unrelated to our business functions without offering You the opportunity to:
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as required by law.
We only disclose Personal Health Information with:
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b)	as otherwise allowed or required by law.
Our employees have access to Personal Information in the course of doing their jobs, such as:
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b)	paying claims;
c)	developing new products; or
d)	advising customers of our products and services.

We use manual and electronic security procedures to maintain:
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Some techniques we use to protect Personal Information include:
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e)	the use of detection software.
We are responsible for and must:
a)	identify information to be protected;
b)	provide an adequate level of protection for that data; and
c)	grant access to protected data only to those people who must use it in the performance of their job-related duties.
Employees who violate our privacy policies and procedures may be subject to discipline, which may include termination of their employment with us.
We will continue to follow our Privacy Policy regarding Personal Information even when a business relationship no longer exists between us.
As used in this Privacy Notice:
Application means your request for our product or service.
Personal Financial Information means financial information such as:
a)	credit history;
b)	income;
c)	financial benefits; or
d)	policy or claim information.
Personal Financial Information may include Social Security Numbers, Driver’s license numbers, or other government-issued identification numbers, or credit, debit card, or bank account numbers.
Personal Health Information means health information such as:
a)	your medical records; or
b)	information about your illness, disability or injury.
Personal Information means information that identifies You personally and is not otherwise available to the public. It includes:
a)	Personal Financial Information; and
b)	Personal Health Information.
Transaction means your business dealings with us, such as:
a)	your Application;
b)	your request for us to pay a claim; and
c)	your request for us to take an action on your account.
You means an individual who has given us Personal Information in conjunction with:
a)	asking about;
b)	applying for; or
c)	obtaining;
a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.
If you have any questions or comments about this privacy notice, please feel free to contact us at The Hartford – Consumer Rights and Privacy Compliance Unit, One Hartford Plaza, Mail Drop: HO1-09, Hartford, CT 06155, or at ConsumerPrivacyInquiriesMailbox@thehartford.com.
This Customer Privacy Notice is being provided on behalf of The Hartford Financial Services Group, Inc. and its affiliates (including the following as of February 2023), to the extent required by the Gramm-Leach-Bliley Act and implementing regulations:
1stAGChoice, Inc.; Access CoverageCorp, Inc.; Access CoverageCorp Technologies, Inc.; Business Management Group, Inc.; Cervus Claim Solutions, LLC; First State Insurance Company; FTC Resolution Company LLC; Hart Re Group L.L.C.; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Distributors, LLC; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford Holdings, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Insurance, Ltd.; Hartford Integrated Technologies, Inc.; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford Management, Ltd.; Hartford Productivity Services LLC; Hartford of the Southeast General Agency, Inc.; Hartford of Texas General Agency, Inc.; Hartford Residual Market, L.C.C.; Hartford Specialty Insurance Services of Texas, LLC; Hartford STAG Ventures LLC; Hartford Strategic Investments, LLC; Hartford Underwriters General Agency, Inc.; Hartford Underwriters Insurance Company; Heritage Holdings, Inc.; Heritage Reinsurance Company, Ltd.; HLA LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lattice Strategies LLC; Maxum Casualty Insurance Company; Maxum Indemnity Company; Maxum Specialty Services Corporation; Millennium Underwriting Limited; MPC Resolution Company LLC; Navigators (Asia) Limited; Navigators Corporate Underwriters Limited; Navigators Holdings (UK) Limited; Navigators Insurance Company; Navigators International Insurance Company Ltd.; Navigators Management Company, Inc.; Navigators Management (UK) Limited; Navigators Specialty Insurance Company; Navigators Underwriting Agency Limited; Navigators Underwriting Limited; New England Insurance Company; New England Reinsurance Corporation; New Ocean Insurance Co., Ltd.; NIC Investments (Chile) SpA; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Property and Casualty Insurance Company of Hartford; Sentinel Insurance Company, Ltd.; The Navigators Group, Inc.; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company; Y-Risk, LLC.
Revised February 2023

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This report is submitted for the general information of the shareholders of the Funds referenced in this report. It is not authorized for distribution to persons who are not shareholders of one or more Funds referenced in this report unless preceded or accompanied by a current prospectus for the relevant Funds. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of any Fund listed in this report.
The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.
Investors should carefully consider a Fund’s investment objectives, risks, charges and expenses. This and other important information is contained in the Fund’s prospectus and summary prospectus, which can be obtained by visiting hartfordfunds.com. Please read it carefully before investing.
The Funds are distributed by Hartford Funds Distributors, LLC.
MFAR-HSE23    12/23     Printed in the U.S.A.

Hartford Domestic
Equity Funds
Annual Report
October 31, 2023

■ The Hartford Capital Appreciation Fund
■ Hartford Core Equity Fund
■ The Hartford Dividend and Growth Fund
■ The Hartford Equity Income Fund
■ The Hartford Growth Opportunities Fund
■ The Hartford Healthcare Fund
■ The Hartford MidCap Fund
■ The Hartford MidCap Value Fund
■ The Hartford Small Cap Growth Fund
■ Hartford Small Cap Value Fund
■ The Hartford Small Company Fund

A MESSAGE FROM THE PRESIDENT
Dear Shareholders
Thank you for investing in Hartford Mutual Funds. The following is the Funds’ Annual Report covering the period from November 1, 2022 through October 31, 2023.
Market Review
During the 12 months ended October 31, 2023, U.S. stocks, as measured by the S&P 500 Index,1 gained 10.14%. While the results were positive for the period, it was nonetheless a turbulent ride for investors as brief surges of optimism were repeatedly challenged by episodes of extreme volatility and uncertainty over the direction of inflation, interest rates, economic growth, and Federal Reserve (Fed) policy—as well as a brief but troubling banking crisis and a late-period rise in U.S. Treasury yields.
At the start of the period, most major equity indices were rising in response to a succession of Consumer Price Index (CPI)2 reports showing that inflation, after peaking at 9.1% in June 2022, had tapered off to well below 6% by March 2023. The improved inflation outlook prompted the Federal Open Market Committee (FOMC) to reduce the size of its rate hikes from three-quarters of a percent to a half-percent increase in December 2022, followed by two consecutive quarter-percent hikes.
Nonetheless, most of Fed Chair Jerome Powell’s public statements provided a consistent message that interest rates would still need to stay “higher for longer” until inflation had been sufficiently vanquished—which for the Fed meant a target inflation rate of 2%. Investor sentiment remained volatile as equities soared in January 2023 but pulled back in February 2023.
A sudden March 2023 banking crisis involving the liquidation of Silicon Valley Bank and Signature Bank also shook market sentiment briefly. Sensing fragility in the financial sector, the Fed used its June 2023 meeting to pause its rate hikes for a month. Fortuitously, the CPI report issued during the same month showed annual inflation had dropped to 3%. At the period’s end, the rate had risen to 3.7%.
In May 2023, an unexpectedly positive forward-guidance report from chipmaker NVIDIA helped kick off a surprise stock rally, lifting the value of growth-oriented equities, particularly those linked to artificial-intelligence technology. The rally continued through July 2023 before finally cooling off amidst a sudden surge in U.S. Treasury yields. As of the end of the period, the yield on the bellwether 10-Year Treasury note had climbed to 4.88% amid signals from the Fed that resilience in the economy would likely force the Fed to delay interest rate cuts to 2024. Earlier predictions of imminent recession became more muted.
As 2024 approaches, the continuation of strong consumer demand and relatively low unemployment seems likely to create even greater uncertainty surrounding the Fed’s timetable for keeping interest rates elevated. With volatility likely to persist, even into the new year, it’s more important than ever to maintain a strong relationship with your financial professional.
Thank you again for investing in Hartford Mutual Funds. For the most up-to-date information on our funds, please take advantage of all the resources available at hartfordfunds.com.
James Davey
President
Hartford Funds
[1]	S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks. Indices are unmanaged and not available for direct investment. Past performance does not guarantee future results.
[2]	The Consumer Price Index (CPI) in the United States is defined by the Bureau of Labor Statistics as a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Hartford Domestic Equity Funds
The views expressed in each Fund’s Manager Discussion contained in the Fund Overview section are views of that Fund’s portfolio manager(s) through the end of the period and are subject to change based on market and other conditions, and we disclaim any responsibility to update the views contained herein. These views may contain statements that are “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. Each Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable. Holdings and characteristics are subject to change. Fund performance reflected in each Fund’s Manager Discussion reflects the returns of such Fund’s Class A shares, before sales charges. Returns for such Fund’s other classes differ only to the extent that the classes do not have the same expenses.

The Hartford Capital Appreciation Fund
 Fund Overview
 October 31, 2023 (Unaudited)

Inception 07/22/1996 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks growth of capital.
Comparison of Change in Value of $10,000 Investment (10/31/2013 - 10/31/2023)
The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.
Average Annual Total Returns
for the Periods Ended 10/31/2023
	1 Year	5 Years	10 Years
Class A1	4.79%	7.82%	7.91%
Class A2	-0.97%	6.61%	7.31%
Class C1	3.93%	6.98%	7.11%
Class C3	2.98%	6.98%	7.11%
Class I1	5.05%	8.11%	8.22%
Class R3[1]	4.40%	7.43%	7.55%
Class R4[1]	4.72%	7.77%	7.88%
Class R5[1]	5.05%	8.09%	8.21%
Class R6[1]	5.14%	8.20%	8.31%
Class Y1	5.03%	8.12%	8.27%
Class F1	5.13%	8.20%	8.29%
Russell 3000 Index	8.38%	10.23%	10.52%
S&P 500 Index	10.14%	11.01%	11.18%

[1]	Without sales charge
[2]	Reflects maximum sales charge of 5.50%
[3]	Reflects a contingent deferred sales charge of 1.00%
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2023, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
Class R6 shares commenced operations on 11/07/2014 and performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on 02/28/2017 and performance prior to that date is that of the Fund’s Class I shares. Performance prior to an inception date of a class has not been adjusted to reflect the operating expenses of such class.
You cannot invest directly in an index.
See “Benchmark Glossary” for benchmark descriptions.
Performance information may reflect expense waivers/reimbursements without which performance would have been lower.
Operating Expenses*	Gross	Net
Class A	1.04%	1.04%
Class C	1.83%	1.83%
Class I	0.77%	0.77%
Class R3	1.41%	1.41%
Class R4	1.10%	1.10%
Class R5	0.79%	0.79%
Class R6	0.69%	0.69%
Class Y	0.80%	0.80%
Class F	0.69%	0.69%

*	Expenses as shown in the Fund’s most recent prospectus. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2023.

2

The Hartford Capital Appreciation Fund
 Fund Overview – (continued)
 October 31, 2023 (Unaudited)

Portfolio Managers
Gregg R. Thomas, CFA
Senior Managing Director and Director, Investment Strategy
Wellington Management Company LLP
Thomas S. Simon, CFA, FRM
Senior Managing Director and Portfolio Manager
Wellington Management Company LLP

Manager Discussion
How did the Fund perform during the period?
The Class A shares of The Hartford Capital Appreciation Fund returned 4.79%, before sales charges, for the twelve-month period ended October 31, 2023, underperforming the Fund’s benchmarks, the Russell 3000 Index, which returned 8.38% for the same period and the S&P 500 Index, which returned 10.14% for the same period. For the same period, the Class A shares of the Fund, before sales charges, underperformed the 5.60% average return of the Lipper Multi-Cap Core Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
United States (U.S.) equities, as measured by the Russell 3000 Index, rose over the trailing twelve-month period ending October 31, 2023. Greater optimism that the U.S. Federal Reserve (Fed) would begin to scale back its aggressive pace of interest rate increases, along with outsized short covering and hedging, helped to fuel a sharp rebound in stocks in November 2022 before risk sentiment waned in December 2022 amid recession fears, macroeconomic challenges, and downside earnings risks in the coming quarters.
U.S. equity markets surged higher in the first quarter of 2023. The sudden collapse of two U.S. regional banks prompted swift policy actions by federal regulators, which helped stabilize liquidity and stem the potential for broader contagion. The turmoil generated more uncertainty about the U.S. economic outlook, as investors dealt to assess the impact of tightening credit conditions and the path of interest rates and inflation. As the period went on, a narrow group of mega-cap technology companies rallied as they benefited from investor optimism about their earnings potential and growth prospects and exuberance surrounding generative artificial intelligence (AI). Markedly stronger-than-forecast first-quarter corporate earnings and improving earnings prospects bolstered market sentiment.
U.S. equities were later pressured by surging Treasury yields amid firming views that the Fed will keep interest rates elevated for a prolonged period. Even as household budgets were strained by tightening credit conditions and lofty prices, markets dialed back the probability of recession as cooling inflation, a solid job market, and resilient consumer spending increased the potential that the U.S. economy could achieve a “soft landing”.
Returns varied by market cap during the period, as mid- and small-cap equities, as measured by the S&P MidCap 400 Index and the Russell 2000 Index, respectively, both underperformed large-cap equities, as measured by the S&P 500 Index.
Five of the eleven sectors in the Russell 3000 Index posted positive returns during the period, while six sectors posted negative returns. Strong performers included the Communication Services (+32.00%), Information Technology (+28.10%), and Consumer Discretionary (+7.20%) sectors, while the Utilities (-8.59%), Real Estate (-7.96%), and Healthcare (-5.66%) sectors detracted most.
During the period, the Fund underperformed the Russell 3000 Index primarily due to weak stock selection within the Information Technology, Materials, and Healthcare sectors. Conversely, stronger selection within the Consumer Staples, Industrials, and Consumer Discretionary sectors contributed positively to returns relative to the Russell 3000 Index during the period. Sector allocation, a result of bottom-up stock selection, also detracted during the period primarily due to the Fund’s underweight exposures to the Information Technology and Communication Services sectors and an overweight exposure to the Healthcare sector. Underweight exposures to the Utilities and Energy sectors relative to the Russell 3000 Index contributed positively to performance.
The Fund’s underweight exposures, relative to the Russell 3000 Index, to Microsoft (Information Technology) and NVIDIA (Information Technology), and an overweight exposure to FMC (Materials) were the top relative detractors from Fund performance during the period. Microsoft is an American multinational technology company. Shares of Microsoft ended the period higher based on what we consider to be strong financial performance, which was boosted by their cloud and AI technologies. High expectations from their newly announced Copilot also helped to push the stock up. The Fund maintained an underweight position to the stock as of the end of the period. NVIDIA is an American multinational technology company. Shares of NVIDIA sharply rose over the period as the company reported quarterly earnings that exceeded consensus estimates, in large part due to the rapid adoption of AI technology.  We increased the Fund’s holdings in the stock during the period, but the Fund remains underweight relative to the benchmark as of the end of the period. FMC is an American chemical manufacturing company. Shares of FMC fell over the period due to a significant year-over-year decline in revenue and earnings. The company also cut its forward guidance for 2023, citing substantially lower sales volume in the Latin America region. The Fund maintained an overweight to the stock as of the end of the period.

3

The Hartford Capital Appreciation Fund
 Fund Overview – (continued)
 October 31, 2023 (Unaudited)

FMC (Materials), Pfizer (Healthcare), and Southwest Airlines (Industrials) were among the largest detractors from performance on an absolute basis over the period.
Top contributors to performance relative to the Russell 3000 Index included the Fund’s purchase and sale of shares of Tesla (Consumer Discretionary) during the period, an overweight exposure to Tradeweb Markets (Financials), as well as the Fund’s decision to not hold Bank of America (Financials). Tesla engages in the design, development, manufacture, and sale of fully electric vehicles (EVs), energy generation and storage systems. Shares of Tesla rose over the period after reporting strong financial results in 2022. The company's Model Y was the number one selling vehicle globally in the first quarter becoming the first EV to claim that title. Tradeweb Markets is an international Financial Services company. Shares of Tradeweb Markets rose over the period after the company reported second quarter earnings that beat consensus estimates, driven by lower expenses. Revenue from the company’s rate-based trading products also contributed positively to results. The team increased the Fund’s overweight position in the stock. Bank of America is an American multinational investment bank and Financial Services holding company. Shares of Bank of America fell over the period amid heightened fears of the fallout from the financial distress at Silicon Valley Bank, Silvergate Capital, and Signature Bank. The Fund continues to not hold the stock.
Microsoft (Information Technology), NVIDIA (Information Technology), and Alphabet (Communication Services) were among the largest contributors to performance on an absolute basis over the period.
From a style perspective, the Fund’s slight overweight exposure to lower beta names contributed positively to performance, while the Fund’s slight underweight exposure to higher-momentum names detracted from performance.
During the period, the Fund, at times, used equity index futures to equitize cash and to efficiently manage risks. During the period, the use of equity index futures contributed positively to performance relative to the Russell 3000 Index.
What is the outlook as of the end of the period?
As of the end of the period, markets remain volatile and investors are avidly watching the development of macroeconomic themes and the risks they pose. We believe there will be ongoing volatility as investors react to the potential for persistently higher interest rates, sticky inflation, a slowdown in China, and the outsized impact of a select few stocks on index returns.  As ever, managing risk is at the forefront of our investment process.
We seek to create for the Fund a portfolio of differentiated investment styles and philosophies, and in doing so we are mindful of the evolving risks and opportunities for each sleeve manager’s style.  Looking forward, we believe structurally higher interest rates may create more volatility in business models that have previously been stable. We are cognizant of areas of the value universe that have a heightened risk of insolvency.  Finally, within the growth universe, we are wary of longer duration growth stocks – especially those with long make-back periods due to heightened speculation – that are more sensitive to valuation risk.
At the end of the period, the Fund’s largest overweights were to the Industrials and Financials sectors, while the Fund’s largest underweights were to the Information Technology and Energy sectors, relative to the Russell 3000 Index.
Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. The Fund’s strategy for allocating assets among portfolio management teams may not work as intended. • Mid-cap securities can have greater risks and volatility than large-cap securities. • To the extent the Fund focuses on one or more sectors, the Fund may be subject to increased volatility and risk of loss if adverse developments occur.
Composition by Sector(1)
as of 10/31/2023
Sector	Percentage of Net Assets
Equity Securities
Communication Services	7.4%
Consumer Discretionary	10.2
Consumer Staples	6.3
Energy	3.1
Financials	15.1
Health Care	14.3
Industrials	13.0
Information Technology	20.8
Materials	3.0
Real Estate	3.2
Utilities	0.9
Total	97.3%
Short-Term Investments	0.6
Other Assets & Liabilities	2.1
Total	100.0%

(1)	A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.
4

Hartford Core Equity Fund
 Fund Overview
 October 31, 2023 (Unaudited)

Inception 04/30/1998 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks growth of capital.
Comparison of Change in Value of $10,000 Investment (10/31/2013 - 10/31/2023)
The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.
Average Annual Total Returns
for the Periods Ended 10/31/2023
	1 Year	5 Years	10 Years
Class A1	6.77%	9.83%	10.80%
Class A2	0.90%	8.59%	10.18%
Class C1	5.99%	9.01%	9.99%
Class C3	4.99%	9.01%	9.99%
Class I1	7.04%	10.11%	11.05%
Class R3[1]	6.37%	9.43%	10.44%
Class R4[1]	6.77%	9.82%	10.81%
Class R5[1]	7.04%	10.10%	11.11%
Class R6[1]	7.14%	10.21%	11.20%
Class Y1	7.05%	10.13%	11.15%
Class F1	7.13%	10.21%	11.12%
S&P 500 Index	10.14%	11.01%	11.18%

[1]	Without sales charge
[2]	Reflects maximum sales charge of 5.50%
[3]	Reflects a contingent deferred sales charge of 1.00%
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2023, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
Class I shares commenced operations on 03/31/2015 and performance prior to that date is that of the Fund’s Class A shares (excluding sales charges). Class R6 shares commenced operations on 03/31/2015 and performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on 02/28/2017. Performance for Class F shares prior to 02/28/2017 reflects the performance of Class I shares from 03/31/2015 through 02/27/2017 and Class A shares (excluding sales charges) prior to 03/31/2015. Performance prior to an inception date of a class has not been adjusted to reflect the operating expenses of such class.
You cannot invest directly in an index.
See “Benchmark Glossary” for benchmark descriptions.
Performance information may reflect expense waivers/reimbursements without which performance would have been lower.
Operating Expenses*	Gross	Net
Class A	0.70%	0.70%
Class C	1.45%	1.45%
Class I	0.46%	0.46%
Class R3	1.08%	1.08%
Class R4	0.76%	0.76%
Class R5	0.46%	0.46%
Class R6	0.36%	0.36%
Class Y	0.45%	0.45%
Class F	0.36%	0.36%

*	Expenses as shown in the Fund’s most recent prospectus. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2023.

5

Hartford Core Equity Fund
 Fund Overview – (continued)
 October 31, 2023 (Unaudited)

Portfolio Managers
Mammen Chally, CFA*
Senior Managing Director and Equity Portfolio Manager
Wellington Management Company LLP
David A. Siegle, CFA
Managing Director and Equity Research Analyst
Wellington Management Company LLP
Douglas W. McLane, CFA
Senior Managing Director and Equity Portfolio Manager
Wellington Management Company LLP
* Mammen Chally, CFA announced his plan to retire and withdraw from the partnership of Wellington Management Company LLP's parent company, and effective June 30, 2024, he will no longer serve as a portfolio manager for the Fund. Mr. Chally’s portfolio management responsibilities will transition to Douglas W. McLane, CFA in the months leading up to his departure.

Manager Discussion
How did the Fund perform during the period?
The Class A shares of the Hartford Core Equity Fund returned 6.77%, before sales charges, for the twelve-month period ended October 31, 2023, underperforming the Fund’s benchmark, the S&P 500 Index, which returned 10.14% for the same period. For the same period, the Class A shares of the Fund, before sales charges, also underperformed the 9.53% average return of the Lipper Large-Cap Core Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
United States (U.S.) equities, as measured by the S&P 500 Index, rose over the trailing twelve-month period ending October 31, 2023. Greater optimism that the U.S. Federal Reserve (Fed) would begin to scale back its aggressive pace of interest rate increases, along with outsized short covering and hedging, helped to fuel a sharp rebound in stocks in November 2022 before risk sentiment waned in December 2022 amid recession fears, macroeconomic challenges, and downside earnings risks in the coming quarters.
U.S. equity markets surged higher in the first quarter of 2023. The sudden collapse of two U.S. regional banks prompted swift policy actions by federal regulators, which helped stabilize liquidity and stem the potential for broader contagion. The turmoil generated more uncertainty about the U.S. economic outlook, as investors dealt to assess the impact of tightening credit conditions and the path of interest rates and inflation. As the period went on, a narrow group of mega-cap technology companies rallied as they benefited from investor optimism about their earnings potential and growth prospects and exuberance surrounding generative artificial intelligence. Markedly stronger-than-forecast first-quarter corporate earnings and improving earnings prospects bolstered market sentiment.
U.S. equities were later pressured by surging Treasury yields amid firming views that the Fed will keep interest rates elevated for a prolonged period. Even as household budgets were strained by tightening credit conditions and lofty prices, markets dialed back the probability of recession as cooling inflation, a solid job market, and resilient consumer spending increased the potential that the U.S. economy could achieve a “soft landing”.
Returns varied by market capitalization during the period, as large-cap equities, as measured by the S&P 500 Index, outperformed small-cap and mid-cap equities, as measured by the Russell 2000 Index and S&P MidCap 400 Index, respectively.
Six out of eleven sectors in the S&P 500 Index fell during the period, with the Utilities (-8%) and Real Estate (-7%) sectors performing the worst. The Communication Services (+36%) and Information Technology (+31%) sectors were the best performers during the period.
Overall, the Fund’s underperformance versus the S&P 500 Index during the period was driven by weak security selection, primarily within the Information Technology, Industrials, and Communication Services sectors. This was partially offset by stronger stock selection within the Healthcare, Consumer Discretionary, and Financials sectors, which contributed positively to performance. Sector allocation, a result of the bottom-up stock selection process, also detracted from relative performance, primarily driven by the Fund’s overweight to the Healthcare sector and underweight to the Communication Services sector. This was partially offset by the Fund’s underweight positions to the Energy and Real Estate sectors, which contributed positively to performance.
The top detractors from the Fund’s relative performance over the period were underweights in NVIDIA (Information Technology) and Meta Platforms (Communication Services) and an overweight in Sysco (Consumer Staples).  Shares of NVIDIA rose over the period after the chipmaker gave a third-quarter revenue forecast above expectations, indicating that demand for chips used in artificial intelligence computing remains robust. The company also reported second-quarter revenue above estimates, driven by better-than-expected results in its Data Center and Gaming segments. The share price of Meta Platforms, a U.S.-based social networking operator, rose after management released solid second quarter 2023 results and positive near-term guidance. The company reported that

6

Hartford Core Equity Fund
 Fund Overview – (continued)
 October 31, 2023 (Unaudited)

quarterly revenue rose 11% year-over-year, buoyed by a rebound in online advertising after a post-pandemic slump. Shares of Sysco fell over the period. The company’s fiscal year end, July 1, 2023, reported results which showed record results which entails record cash flow for the year, an improved target net debt ratio, and improved productivity which resulted in strong bottom-line margin expansion.  Top absolute detractors from the Fund’s performance for the period included Bank of America (Financials), Pfizer (Healthcare), and Estee Lauder (Consumer Staples).
The top contributors to relative performance over the period were overweight positions in Eli Lilly (Healthcare) and KLA (Information Technology) and not owning Johnson & Johnson (Healthcare).  Shares of Eli Lilly rose after the company reported strong second quarter 2023 results, with total revenue rising 28% to $8.3 billion from the same quarter last year. Management of Eli Lilly also raised its annual forecasts as demand for new diabetes drug Mounjaro surged ahead of a decision on its use as a weight-loss treatment. Shares of KLA rose over the period. The company reported fiscal fourth-quarter results which beat expectations with net income of $684.7 million, or $4.97 a share. The company attributed strong performance to the combination of the broad strength of their portfolio, focused operational execution and high-performing teams coming together to deliver against their financial objectives in what remains a challenging demand environment. Shares of Johnson & Johnson fell during the period. Shares were pressured by the announcement of slowing production of COVID-19 vaccines due to weakening demand as well as mixed fourth quarter earnings results that showed declining sales that were driven by waning COVID-19 vaccines and foreign exchange (FX) challenges. Additionally, costs related to the company’s spin-off of its consumer-health business as well as ongoing talc litigations remain an overhang. Top absolute contributors to the Fund’s performance for the period included Microsoft (Information Technology), Alphabet (Communication Services), and Amazon (Consumer Discretionary).
Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.
What is the outlook as of the end of the period?
As of the end of the period, U.S. labor markets continue to demonstrate underlying strength, with unemployment levels still below 4% and year over year increases in hourly wages continuing to show growth in the 4% range. We believe that the upward surprise in the Job Openings and Labor Turnover (JOLTS) report in August has further fueled the sense of heightened labor bargaining power, evidenced in increasing union activism and resultant strikes such as those seen at the UAW and elsewhere. Observable strength in the economy caused the Fed at its most recent meeting to raise its projections for growth in 2023 and 2024 from prior levels, while also seeming, in our view, to justify its current stance to maintain interest rates at higher levels.
The resumption of student debt servicing began October 1st and we believe this serves as an additional stressor to a U.S. consumer that has balanced solid wage growth with dwindling excess savings, record-low housing affordability, and the cumulative impact being felt in myriad ways in their daily lives from the higher rate environment.
We believe fourth quarter spending trends in the all-important holiday season will bear watching as this may provide a key indicator into consumer confidence and spending intentions heading into 2024.
The U.S. Congress avoided a government shutdown through the passing of a 45-day funding bill, but the risk of a shutdown in mid-November looms. In our view, the ousting of former Speaker Kevin McCarthy has created uncertainty, not only in Republican leadership, but also in the fixed income market, with Treasury yields now exceeding those witnessed in the ’08-‘09 financial crisis. We believe heightened concern around elevated deficits might not yet lead to constructive discussion, compromise, and resolution within Congress, but the increased risk is being met with an increased wariness in the bond market.
Outside of the U.S., we believe that the persistent war in Europe, a new conflict in the Middle East, and the continuing weakness in the Chinese economy remain top-of-mind concerns for the markets.
At the end of the period, the Fund’s largest overweights were to the Healthcare, Utilities, and Communication Services sectors, while the Fund’s largest underweights were to the Materials, Industrials, and Information Technology sectors, relative to the S&P 500 Index.
Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies.
Composition by Sector(1)
as of 10/31/2023
Sector	Percentage of Net Assets
Equity Securities
Communication Services	8.9%
Consumer Discretionary	10.5
Consumer Staples	6.7
Energy	4.0
Financials	12.4
Health Care	16.9
Industrials	7.4
Information Technology	27.0
Materials	1.1
Real Estate	1.5
Utilities	2.9
Total	99.3%
Short-Term Investments	0.2
Other Assets & Liabilities	0.5
Total	100.0%

(1)	A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.
7

The Hartford Dividend and Growth Fund
 Fund Overview
 October 31, 2023 (Unaudited)

Inception 07/22/1996 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks a high level of current income consistent with growth of capital.
Comparison of Change in Value of $10,000 Investment (10/31/2013 - 10/31/2023)
The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.
Average Annual Total Returns
for the Periods Ended 10/31/2023
	1 Year	5 Years	10 Years
Class A1	2.43%	9.33%	9.46%
Class A2	-3.21%	8.10%	8.84%
Class C1	1.67%	8.49%	8.63%
Class C3	0.71%	8.49%	8.63%
Class I1	2.66%	9.61%	9.72%
Class R3[1]	2.05%	8.93%	9.08%
Class R4[1]	2.33%	9.26%	9.41%
Class R5[1]	2.68%	9.60%	9.74%
Class R6[1]	2.78%	9.71%	9.84%
Class Y1	2.68%	9.65%	9.81%
Class F1	2.79%	9.71%	9.79%
S&P 500 Index	10.14%	11.01%	11.18%
Russell 1000 Value Index	0.13%	6.60%	7.60%

[1]	Without sales charge
[2]	Reflects maximum sales charge of 5.50%
[3]	Reflects a contingent deferred sales charge of 1.00%
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2023, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
Class R6 shares commenced operations on 11/07/2014 and performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on 02/28/2017 and performance prior to that date is that of the Fund’s Class I shares. Performance prior to an inception date of a class has not been adjusted to reflect the operating expenses of such class.
You cannot invest directly in an index.
See “Benchmark Glossary” for benchmark descriptions.
Performance information may reflect expense waivers/reimbursements without which performance would have been lower.
Operating Expenses*	Gross	Net
Class A	0.96%	0.96%
Class C	1.74%	1.74%
Class I	0.72%	0.72%
Class R3	1.34%	1.34%
Class R4	1.04%	1.04%
Class R5	0.73%	0.73%
Class R6	0.63%	0.63%
Class Y	0.74%	0.72%
Class F	0.63%	0.63%

*	Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual fee waivers or expense reimbursement arrangements, if any. Net expenses reflect such arrangements only with respect to Class Y. These arrangements remain in effect until 02/29/2024 unless the Fund’s Board of Directors approves an earlier termination. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2023.

8

The Hartford Dividend and Growth Fund
 Fund Overview – (continued)
 October 31, 2023 (Unaudited)

Portfolio Managers
Matthew G. Baker
Senior Managing Director and Equity Portfolio Manager
Wellington Management Company LLP
Nataliya Kofman
Senior  Managing Director and Equity Portfolio Manager
Wellington Management Company LLP
Brian J. Schmeer, CFA
Vice President and Equity Research Analyst
Wellington Management Company LLP

Manager Discussion
How did the Fund perform during the period?
The Class A shares of The Hartford Dividend and Growth Fund returned 2.43%, before sales charges, for the twelve-month period ended October 31, 2023, underperforming the Fund’s primary benchmark, the S&P 500 Index, which returned 10.14% for the same period, and outperforming the Fund’s secondary benchmark, the Russell 1000 Value Index, which returned 0.13% for the same period. For the same period, the Class A shares of the Fund, before sales charges, outperformed the 0.83% average return of the Lipper Equity Income Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
United States (U.S.) equities, as measured by the S&P 500 Index, rose over the trailing twelve-month period ending October 31, 2023. Greater optimism that the U.S. Federal Reserve (Fed) would begin to scale back its aggressive pace of interest rate increases, along with outsized short covering and hedging, helped to fuel a sharp rebound in stocks in November 2022 before risk sentiment waned in December 2022 amid recession fears, macroeconomic challenges, and downside earnings risks in the coming quarters.
U.S. equity markets surged higher in the first quarter of 2023. The sudden collapse of two U.S. regional banks prompted swift policy actions by federal regulators, which helped stabilize liquidity and stem the potential for broader contagion. The turmoil generated more uncertainty about the U.S. economic outlook, as investors dealt to assess the impact of tightening credit conditions and the path of interest rates and inflation. As the period went on, a narrow group of mega-cap technology companies rallied as they benefited from investor optimism about their earnings potential and growth prospects and exuberance surrounding generative artificial intelligence (AI). Markedly stronger-than-forecast first-quarter corporate earnings and improving earnings prospects bolstered market sentiment.
U.S. equities were later pressured by surging Treasury yields amid firming views that the Fed will keep interest rates elevated for a prolonged period. Even as household budgets were strained by tightening credit conditions and lofty prices, markets dialed back the probability of recession as cooling inflation, a solid job market, and resilient consumer spending increased the potential that the U.S. economy could achieve a “soft landing”.
Returns varied by market capitalization during the period, as large-cap equities as measured by the S&P 500 Index outperformed both mid- and small-cap equities, as measured by the S&P MidCap 400 Index and Russell 2000 Index, respectively.
Six out of eleven sectors in the S&P 500 Index fell during the period, with the Utilities (-8%), Real Estate (-7%), and Healthcare (-5%) sectors performing the worst. The Communication Services (+36%), Information Technology (+31%), and Consumer Discretionary (+8%) sectors were the best performers during the period.
Security selection was the main driver of the Fund’s underperformance relative to the S&P 500 Index over the period. Selection was weakest within the Information Technology, Healthcare, and Financials sectors. This was partially offset by stronger selection within the Energy and Industrials sectors, which contributed positively to relative performance over the same period. Sector allocation, a result of the bottom-up stock selection process, also detracted from the Fund’s performance relative to the S&P 500 Index. An underweight allocation to the Information Technology sector and an overweight allocation to the Financials sector detracted the most from returns relative to the S&P 500 Index during the period.
The Fund’s top detractors from performance relative to the S&P 500 Index during the period included not owning NVIDIA (Information Technology) and Meta Platforms (Communication Services), and an overweight position to FMC (Materials). Shares of NVIDIA rose during the period as the company became the first chipmaker to achieve $1 trillion market valuation due to strong data center demand on the growing needs of chips for generative artificial intelligence and language learning models. Shares of Meta Platforms, a U.S.-based social networking operator, rose following strong quarter results during the period. The company saw an 11% increase in revenue year-over-year driven by a rebound in online advertising after a post-pandemic slump and boosted its stock buyback authorization by $40 billion. Shares of FMC fell after the company reported quarterly results below consensus estimates due to declines in volume and challenges from foreign currencies during the period.

9

The Hartford Dividend and Growth Fund
 Fund Overview – (continued)
 October 31, 2023 (Unaudited)

The Fund’s top contributors to performance relative to the S&P 500 Index during the period included not owning Tesla (Consumer Discretionary) and out-of-benchmark positions in Ryanair Holdings (Industrials) and TotalEnergies (Energy). Shares of Tesla fell during the period as the company struggled with underutilization of new factories and higher costs for raw materials, commodities, and logistics. The company’s most recent earnings results missed consensus estimates, noting that it will likely take twelve to eighteen months before Cybertruck is a positive cash flow contributor. Shares of Ryanair, Europe's biggest discount airline, rose during the period. The company raised its full-year profit forecast following stronger-than-expected demand during the Christmas travel period. The company later reported its largest after-tax profit for the third quarter fiscal year 2023 as well as revenue growth of 40% year-over-year, driven by an increase in passenger volumes. Shares of TotalEnergies rose after reporting solid earnings results driven by high commodity prices during the period. The company also announced they will invest $300 million in a new joint venture with Adani Green for a renewable Energy project as part of its plan to get to net zero by 2050.
Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.
What is the outlook as of the end of the period?
The divergence between growth and value subsided in the third quarter of 2023. Sectors declined broadly and mega cap technology-related names pulled back following an AI-driven acceleration in the first half of the period. From a macro perspective, we think inconsistent macroeconomic indicators will drive uncertainty around Fed policy in the near term but, in our view, expect interest rates to remain higher for longer. We believe that persistent labor market tightness and wage growth seem inconsistent with the “soft landing” scenario anticipated earlier this year against the backdrop of volatile Energy prices, which we expect to be inflationary over the long term.
We remain positioned for persistent inflation and decelerating growth by focusing on companies with balance sheet strength, sustainable and growing cash flows, and high-quality management teams. We continue to believe that opportunistically investing in out of favor growth and cyclical names with positive risk/reward skews may provide upside potential while maintaining an overweight to more defensive segments (e.g., insurance, Healthcare services, consumer defensive) may insulate the portfolio from valuation-driven corrections.
At the end of the period, the Fund had its largest overweights in the Energy and Financials sectors, and the largest underweights in the Information Technology and Consumer Discretionary sectors, relative to the S&P 500 Index.
Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • For dividend-paying stocks, dividends are not guaranteed and may decrease without notice. • Different investment styles may go in and out of favor, which may cause the Fund to underperform the broader stock market. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political, economic and regulatory developments. • To the extent the Fund focuses on one or more sectors, the Fund may be subject to increased volatility and risk of loss if adverse developments occur. • Integration of environmental, social, and/or governance (ESG) characteristics into the investment process may not work as intended.
Composition by Sector(1)
as of 10/31/2023
Sector	Percentage of Net Assets
Equity Securities
Communication Services	9.5%
Consumer Discretionary	3.1
Consumer Staples	6.6
Energy	9.1
Financials	16.0
Health Care	15.5
Industrials	7.6
Information Technology	19.4
Materials	3.8
Real Estate	2.8
Utilities	5.5
Total	98.9%
Short-Term Investments	0.2
Other Assets & Liabilities	0.9
Total	100.0%

(1)	A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.
10

The Hartford Equity Income Fund
 Fund Overview
 October 31, 2023 (Unaudited)

Inception 08/28/2003 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks a high level of current income consistent with growth of capital.
Comparison of Change in Value of $10,000 Investment (10/31/2013 - 10/31/2023)
The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.
Average Annual Total Returns
for the Periods Ended 10/31/2023
	1 Year	5 Years	10 Years
Class A1	-1.39%	8.37%	8.30%
Class A2	-6.82%	7.15%	7.68%
Class C1	-2.13%	7.54%	7.49%
Class C3	-3.01%	7.54%	7.49%
Class I1	-1.22%	8.61%	8.56%
Class R3[1]	-1.77%	7.97%	7.90%
Class R4[1]	-1.52%	8.28%	8.23%
Class R5[1]	-1.21%	8.60%	8.55%
Class R6[1]	-1.10%	8.72%	8.66%
Class Y1	-1.14%	8.65%	8.62%
Class F1	-1.08%	8.72%	8.63%
Russell 1000 Value Index	0.13%	6.60%	7.60%

[1]	Without sales charge
[2]	Reflects maximum sales charge of 5.50%
[3]	Reflects a contingent deferred sales charge of 1.00%
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2023, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
Class R6 shares commenced operations on 11/07/2014 and performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on 02/28/2017 and performance prior to that date is that of the Fund’s Class I shares. Performance prior to an inception date of a class has not been adjusted to reflect the operating expenses of such class.
You cannot invest directly in an index.
See “Benchmark Glossary” for benchmark descriptions.
Performance information may reflect expense waivers/reimbursements without which performance would have been lower.
Operating Expenses*	Gross	Net
Class A	0.97%	0.97%
Class C	1.74%	1.74%
Class I	0.74%	0.74%
Class R3	1.35%	1.35%
Class R4	1.06%	1.06%
Class R5	0.75%	0.75%
Class R6	0.64%	0.64%
Class Y	0.73%	0.73%
Class F	0.64%	0.64%

*	Expenses as shown in the Fund’s most recent prospectus. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2023.

11

The Hartford Equity Income Fund
 Fund Overview – (continued)
 October 31, 2023 (Unaudited)

Portfolio Managers
Matthew C. Hand, CFA
Senior Managing Director and Equity Portfolio Manager
Wellington Management Company LLP
Adam H. Illfelder, CFA
Senior Managing Director and Equity Portfolio Manager
Wellington Management Company LLP

Manager Discussion
How did the Fund perform during the period?
The Class A shares of The Hartford Equity Income Fund returned -1.39%, before sales charges, for the twelve-month period ended October 31, 2023, underperforming the Fund’s benchmark, the Russell 1000 Value Index, which returned 0.13% for the same period. For the same period, the Class A shares of the Fund, before sales charges, also underperformed the 0.83% average return of the Lipper Equity Income Funds peer group, a group of funds with investment strategies similar to that of the Fund.
Why did the Fund perform this way?
United States (U.S.) equities, as measured by the Russell 1000 Value Index, rose over the trailing twelve-month period ending October 31, 2023. Greater optimism that the U.S. Federal Reserve (Fed) would begin to scale back its aggressive pace of interest rate increases, along with outsized short covering and hedging, helped to fuel a sharp rebound in stocks in November 2022 before risk sentiment waned in December 2022 amid recession fears, macroeconomic challenges, and downside earnings risks in the coming quarters.  U.S. equity markets rallied in the first quarter of 2023. The sudden collapse of two U.S. regional banks prompted swift policy actions by federal regulators, which helped stabilize liquidity and stem the potential for broader contagion. The turmoil generated more uncertainty about the U.S. economic outlook, as investors dealt to assess the impact of tightening credit conditions and the path of interest rates and inflation. As the period went on, a narrow group of mega-cap technology companies rallied as they benefited from investor optimism about their earnings potential and growth prospects and exuberance surrounding generative artificial intelligence. Markedly stronger-than-forecast first-quarter corporate earnings and improving earnings prospects bolstered market sentiment.
U.S. equities were later pressured by surging Treasury yields amid firming views that the Fed will keep interest rates elevated for a prolonged period. Even as household budgets were strained by tightening credit conditions and lofty prices, markets dialed back the probability of recession as cooling inflation, a solid job market, and resilient consumer spending increased the potential that the U.S. economy could achieve a “soft landing”.
Seven of the eleven sectors in the Russell 1000 Value Index declined during the period, with the Healthcare (-10%), Real Estate (-8%), and Utilities (-8%) sectors lagging the most. Conversely, the Communication Services (+30%), Information Technology (+8%), and Industrials (+7%) sectors were the top performers.
The Fund’s underperformance relative to the Russell 1000 Value Index during the period was driven by sector allocation, a result of our bottom-up stock selection process. The Fund’s underweight position in the Communication Services sector and overweight positions in the Healthcare and the Utilities sectors detracted from relative results. This was partially offset by the Fund’s overweight position in the Information Technology sector. Security selection contributed positively to relative performance. Strong selection in the Materials, Consumer Discretionary, and Healthcare sectors was partially offset by weaker selection in the Consumer Staples, Industrials, and Financials sectors.
Top detractors from relative performance during the period included not holding Meta Platforms (Communication Services), a position in Pfizer (Healthcare), and not holding Berkshire Hathaway (Financials). Not owning Meta Platforms detracted from relative performance as shares rose after the company reported better-than-forecast revenue for the fourth quarter 2022 and boosted its stock buyback authorization by $40 billion. Management of Meta Platforms also said that it anticipated lowered total expenses in 2023 driven in part by staff reduction. The company later reported upbeat quarterly results and raised guidance driven by an improving digital advertising environment.  Shares of pharmaceutical and biotechnology company, Pfizer, declined during the period as the company faced questions on the sustainability of its revenue from its COVID portfolio as the pandemic eased. As of the end of the period, the Fund continued to own Pfizer.  Not owning Berkshire Hathaway detracted from relative performance as shares rose on solid quarterly results.
Top contributors to relative returns included the Fund's out-of-benchmark positions in Broadcom (Information Technology), Ares Management (Financials), and Rio Tinto (Materials). Shares of Broadcom climbed higher in May alongside the semiconductor sector after NVIDIA announced second-quarter revenue guidance more than 50% above estimates. Broadcom also reported better-than-expected earnings for the fiscal second quarter, which management attributed to demand for next generation technologies from hyperscale. Shares of Ares Management, the alternative investment manager, rose during the period on the back of fundraising momentum and new client commitments. Shares of Metals and Mining company, Rio Tinto, rose during the period as China's COVID policies relaxed and mounting worries about supply helped fuel a sharp rally in Metals and Mining stocks. As of the end of the period, the Fund continued to own all three positions as discussed above.
Derivatives were not used in the Fund during the period and did not have an impact on performance during the period.

12

The Hartford Equity Income Fund
 Fund Overview – (continued)
 October 31, 2023 (Unaudited)

What is the outlook as of the end of the period?
Looking ahead, we believe the Fund’s investment universe is rich with new opportunities. We continue to focus on seeking to find high quality businesses with strong balance sheets and sustainable dividends. We continue to evaluate downside stress test scenarios in the Fund.
At the end of the period, the Utilities, Healthcare, and Consumer Staples sectors represented the Fund’s largest overweights relative to the Russell 1000 Value Index, while the Communication Services, Industrials, and Financials sectors were the Fund’s largest underweights.
Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • For dividend-paying stocks, dividends are not guaranteed and may decrease without notice. • Mid-cap securities can have greater risks and volatility than large-cap securities. • Different investment styles may go in and out of favor, which may cause the Fund to underperform the broader stock market. • To the extent the Fund focuses on one or more sectors, the Fund may be subject to increased volatility and risk of loss if adverse developments occur. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political, economic and regulatory developments. • Integration of environmental, social, and/or governance (ESG) characteristics into the investment process may not work as intended.
Composition by Sector(1)
as of 10/31/2023
Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	4.6%
Consumer Staples	10.6
Energy	9.9
Financials	19.1
Health Care	17.7
Industrials	10.4
Information Technology	8.2
Materials	5.9
Real Estate	5.1
Utilities	8.0
Total	99.5%
Short-Term Investments	0.0 *
Other Assets & Liabilities	0.5
Total	100.0%

*	Percentage rounds to zero.

(1)	A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.
13

The Hartford Growth Opportunities Fund
 Fund Overview
 October 31, 2023 (Unaudited)

Inception 03/31/1963 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks capital appreciation.
Comparison of Change in Value of $10,000 Investment (10/31/2013 - 10/31/2023)
The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.
Average Annual Total Returns
for the Periods Ended 10/31/2023
	1 Year	5 Years	10 Years
Class A1	16.92%	9.51%	11.28%
Class A2	10.49%	8.28%	10.65%
Class C1	16.02%	8.69%	10.46%
Class C3	15.02%	8.69%	10.46%
Class I1	17.20%	9.79%	11.56%
Class R3[1]	16.51%	9.13%	10.91%
Class R4[1]	16.88%	9.46%	11.24%
Class R5[1]	17.21%	9.78%	11.57%
Class R6[1]	17.32%	9.90%	11.68%
Class Y1	17.24%	9.82%	11.64%
Class F1	17.33%	9.90%	11.63%
Russell 3000 Growth Index	17.32%	13.49%	13.27%
Russell 1000 Growth Index	18.95%	14.22%	13.82%

[1]	Without sales charge
[2]	Reflects maximum sales charge of 5.50%
[3]	Reflects a contingent deferred sales charge of 1.00%
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2023, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
Class R6 shares commenced operations on 11/07/2014 and performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on 02/28/2017 and performance prior to that date is that of the Fund’s Class I shares. Performance prior to an inception date of a class has not been adjusted to reflect the operating expenses of such class.
You cannot invest directly in an index.
See “Benchmark Glossary” for benchmark descriptions.
Performance information may reflect expense waivers/reimbursements without which performance would have been lower.
Operating Expenses*	Gross	Net
Class A	1.08%	1.08%
Class C	1.85%	1.85%
Class I	0.83%	0.83%
Class R3	1.45%	1.45%
Class R4	1.14%	1.14%
Class R5	0.84%	0.84%
Class R6	0.74%	0.74%
Class Y	0.83%	0.83%
Class F	0.73%	0.73%

*	Expenses as shown in the Fund’s most recent prospectus. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2023.

14

The Hartford Growth Opportunities Fund
 Fund Overview – (continued)
 October 31, 2023 (Unaudited)

Portfolio Managers
Stephen Mortimer
Senior Managing Director and Equity Portfolio Manager
Wellington Management Company LLP
Mario E. Abularach, CFA, CMT
Senior Managing Director and Equity Research Analyst
Wellington Management Company LLP

Manager Discussion
How did the Fund perform during the period?
The Class A shares of The Hartford Growth Opportunities Fund returned 16.92%, before sales charges, for the twelve-month period ended October 31, 2023, underperforming the Fund’s primary benchmark, the Russell 3000 Growth Index, which returned 17.32% for the same period, and underperforming the Fund’s secondary benchmark, the Russell 1000 Growth Index, which returned 18.95% for the same period. For the same period, the Class A shares of the Fund, before sales charges, outperformed the 8.16% average return of the Lipper Multi-Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
United States (U.S.) equities, as measured by the Russell 3000 Growth Index, rose over the trailing twelve-month period ending October 31, 2023. Greater optimism that the U.S. Federal Reserve (Fed) would begin to scale back its aggressive pace of interest rate increases, along with outsized short covering and hedging, helped to fuel a sharp rebound in stocks in November 2022 before risk sentiment waned in December 2022 amid recession fears, macroeconomic challenges, and downside earnings risks in the coming quarters.
U.S. equity markets surged higher in the first quarter of 2023. The sudden collapse of two U.S. regional banks prompted swift policy actions by federal regulators, which helped stabilize liquidity and stem the potential for broader contagion. The turmoil generated more uncertainty about the U.S. economic outlook, as investors dealt to assess the impact of tightening credit conditions and the path of interest rates and inflation. As the period went on, a narrow group of mega-cap technology companies rallied as they benefited from investor optimism about their earnings potential and growth prospects and exuberance surrounding generative artificial intelligence (AI). Markedly stronger-than-forecast first-quarter corporate earnings and improving earnings prospects bolstered market sentiment.
U.S. equities were later pressured by surging Treasury yields amid firming views that the Fed will keep interest rates elevated for a prolonged period. Even as household budgets were strained by tightening credit conditions and lofty prices, markets dialed back the probability of recession as cooling inflation, a solid job market, and resilient consumer spending increased the potential that the U.S. economy could achieve a “soft landing”.
Six out of eleven sectors in the Russell 3000 Growth Index rose during the period, with Communication Services (+34%), Information Technology (+32%), and Consumer Discretionary (+11%) performing the best while Utilities (-16%), Real Estate (-6%), and Energy (-3%) performed the worst during the period.
Sector allocation, a result of our bottom-up stock selection process, was the primary driver of underperformance relative to the Russell 3000 Growth Index during the period, due to an underweight to the Information Technology sector and an overweight to the Healthcare sector. This was partially offset by an overweight to the Communication Services and an underweight to the Consumer Staples sectors.
Security selection contributed positively to performance relative to the Russell 3000 Growth Index during the period. Strong selection in the Consumer Discretionary, Communication Services, and Information Technology sectors was partially offset by weak selection within the Healthcare, Materials, and Real Estate sectors.
Top detractors from performance relative to the Russell 3000 Growth Index during the period included Microsoft (Information Technology), ZoomInfo Technologies (Communication Services), and Align Technology (Healthcare).  Shares of Microsoft rose during the period following third quarter results where revenue and earnings per share beat consensus estimates. The intelligent cloud and the productivity and business processes segments each grew revenue by double digits year-over-year. Also, the company's alliance with OpenAI has led to the announcement of new product releases including Copilot, an AI assistant designed to help navigate Bing and the Office product suite. Shares of ZoomInfo Technologies fell after the sales and marketing software company issued weaker-than-expected second quarter results and cut its guidance for full-year 2023. The company’s revenue failed to meet consensus estimates while full year guidance on revenue was cut indicating challenges in the fourth quarter. Shares of Align Technology fell over a volatile year. Shares of Align Technology rose in June as the company provided an encouraging business update at the Goldman Sachs Global Healthcare Conference. Shares of the company then fell in October as third quarter results were significantly worse than expected. Demand was weak and orthodontic patient appointments and case starts decreased significantly in September 2023 and continued through October 2023. Management of Align Technology expects revenue to be down sequentially in the fourth quarter due to weak trends and a challenging macro environment. Align Technology is also executing a headcount

15

The Hartford Growth Opportunities Fund
 Fund Overview – (continued)
 October 31, 2023 (Unaudited)

reduction. ZoomInfo Technologies (Communication Services) and Align Technology (Healthcare) were among the top absolute detractors during the period.
Top contributors to performance relative to the Russell 3000 Growth Index during the period included Meta Platforms (Communication Services), NVIDIA (Information Technology), and the Fund’s underweight position in Tesla (Consumer Discretionary). The share price of Meta Platforms, a U.S.-based social networking operator, rose after management released solid second quarter results and positive near-term guidance. The company reported quarterly revenue rose 11% year-over-year, buoyed by a rebound in online advertising after a post-pandemic slump. Shares of NVIDIA surged over the period after the chipmaker provided second-quarter revenue and gross margin outlook sharply above estimates, driven by strong data center demand on the growing need of chips for generative artificial intelligence and language learning models. At the end of May 2023, the company became the first chipmaker to achieve a $1 trillion market valuation. Shares of Tesla fell over the period after the company reported lower-than-expected third quarter production and delivery numbers. Tesla reported 343,000 total deliveries and 365,000 vehicles produced during the quarter. The company also announced a 20% output cut of the Model Y at the company’s Shanghai plant along with growing pains from executive turnover, logistical challenges and rising commodity prices. NVIDIA (Information Technology) and Meta Platforms (Communication Services) were among the top absolute contributors during the period.
Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.
What is the outlook as of the end of the period?
As of the end of the period, we continue to seek to take advantage of the current market volatility by investing in well-managed companies where we believe future earnings growth is underappreciated by the market, while being cognizant of the downside risks. With interest rates likely stabilizing from here, in our view, we are hopeful this provides a more supportive backdrop for growth stocks and for fundamentals to drive returns.
At the end of the period, the Fund’s largest overweights were to the Communication Services and Healthcare sectors relative to the Russell 3000 Growth Index and the Fund was most underweight to the Information Technology and the Consumer Discretionary sectors.
Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Mid-cap securities can have greater risks and volatility than large-cap securities. • Different investment styles may go in and out of favor, which may cause the Fund to underperform the broader stock market. • To the extent the Fund focuses on one or more sectors, the Fund may be subject to increased volatility and risk of loss if adverse developments occur. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political, economic and regulatory developments. • The Fund may have high portfolio turnover, which could increase its transaction costs and an investor’s tax liability.
Composition by Sector(1)
as of 10/31/2023
Sector	Percentage of Net Assets
Equity Securities
Communication Services	17.8%
Consumer Discretionary	12.5
Consumer Staples	1.9
Energy	1.0
Financials	5.9
Health Care	17.7
Industrials	7.2
Information Technology	31.4
Materials	1.0
Real Estate	1.5
Total	97.9%
Short-Term Investments	1.3
Other Assets & Liabilities	0.8
Total	100.0%

(1)	A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.
16

The Hartford Healthcare Fund
 Fund Overview
 October 31, 2023 (Unaudited)

Inception 05/01/2000 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks long-term capital appreciation.
Comparison of Change in Value of $10,000 Investment (10/31/2013 - 10/31/2023)
The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.
Average Annual Total Returns
for the Periods Ended 10/31/2023
	1 Year	5 Years	10 Years
Class A1	-5.11%	6.69%	9.25%
Class A2	-10.33%	5.49%	8.63%
Class C1	-5.84%	5.87%	8.43%
Class C3	-6.77%	5.87%	8.43%
Class I1	-4.86%	6.98%	9.54%
Class R3[1]	-5.45%	6.32%	8.89%
Class R4[1]	-5.14%	6.65%	9.22%
Class R5[1]	-4.88%	6.96%	9.54%
Class R6[1]	-4.77%	7.08%	9.66%
Class Y1	-4.88%	6.99%	9.61%
Class F1	-4.77%	7.08%	9.61%
S&P Composite 1500 Health Care Index	-5.24%	8.48%	10.84%
S&P 500 Index	10.14%	11.01%	11.18%

[1]	Without sales charge
[2]	Reflects maximum sales charge of 5.50%
[3]	Reflects a contingent deferred sales charge of 1.00%
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2023, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
Class R6 shares commenced operations on 02/28/2019 and performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on 02/28/2017 and performance prior to that date is that of the Fund’s Class I shares. Performance prior to an inception date of a class has not been adjusted to reflect the operating expenses of such class.
You cannot invest directly in an index.
See “Benchmark Glossary” for benchmark descriptions.
Performance information may reflect expense waivers/reimbursements without which performance would have been lower.
Operating Expenses*	Gross	Net
Class A	1.26%	1.26%
Class C	2.03%	2.03%
Class I	1.00%	1.00%
Class R3	1.61%	1.61%
Class R4	1.30%	1.30%
Class R5	1.01%	1.01%
Class R6	0.90%	0.90%
Class Y	1.00%	1.00%
Class F	0.89%	0.89%

*	Expenses as shown in the Fund’s most recent prospectus. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2023.

17

The Hartford Healthcare Fund
 Fund Overview – (continued)
 October 31, 2023 (Unaudited)

Portfolio Managers
Rebecca D. Sykes, CFA
Senior Managing Director and Global Industry Analyst
Wellington Management Company LLP
Wen Shi, PhD, CFA
Managing Director and Global Industry Analyst
Wellington Management Company LLP
David M. Khtikian, CFA
Managing Director and Global Industry Analyst
Wellington Management Company LLP
Fayyaz Mujtaba
Managing Director and Global Industry Analyst
Wellington Management Company LLP

Manager Discussion
How did the Fund perform during the period?
The Class A shares of The Hartford Healthcare Fund returned -5.11%, before sales charges, for the twelve-month period ended October 31, 2023, outperforming the Fund’s benchmark, the S&P Composite 1500 Health Care Index, which returned -5.24% for the same period, while underperforming the S&P 500 Index, the Fund’s other benchmark, which returned 10.14% for the same period. For the same period, the Class A shares of the Fund, before sales charges, underperformed the -4.24% average return of the Lipper Global Health and Biotechnology peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
Healthcare equities (-5.24%) underperformed both the broader United States (U.S.) equity market (+10.14%) and the global equity market (+11.06%) during the period, as measured by the S&P Composite 1500 Health Care Index, S&P 500 Index, and MSCI ACWI Index (Net), respectively.   Within the S&P Composite 1500 Health Care Index, all five sub-sectors posted negative absolute returns during the period. Small-cap Biopharma (-31.13%), mid-cap Biopharma (-16.54%), Medical Technology (-8.56%), Healthcare Services (-6.22%) and large-cap Biopharma (-1.32%) declined during the period.
Security selection was the primary contributor to the Fund’s performance relative to the S&P Composite 1500 Health Care Index during the period. Sector allocation detracted from relative returns. Security selection was strongest in the large-cap Biopharma and small-cap Biopharma sub-sectors. Selection in the Medical Technology and Healthcare Services sub-sectors detracted from relative returns. Within sector allocation, which is a by-product of the bottom-up stock selection process, an overweight allocation to mid-cap Biopharma detracted most from relative performance during the period, while an underweight to Medical Technology contributed positively to relative returns.
Not holding Johnson & Johnson (large-cap Biopharma) or CVS Health (Healthcare Services), and the Fund’s position in Exact Sciences (Medical Technology) were the top contributors to performance relative to the S&P Composite 1500 Health Care Index over the period. Not owning Johnson & Johnson, a constituent of the S&P Composite 1500 Health Care Index, contributed positively to relative performance, as shares traded lower. Slowing growth in pharma and major immunology drug patent expires in 2023/2024 have weighed on the stock. Additionally, the company’s bankruptcy strategy to ringfence talc liabilities during the period has remained an overhang due to some legal risk as well as the potential for longstanding reputational damage. Not owning benchmark constituent CVS also contributed positively to relative performance, as negative sentiment around CVS’ acquisition price for Oak Street Health and Signify Health weighed on the stock as well as investor concerns of potential decelerating earnings per share growth in 2024. Shares of Exact Sciences rose after its competitor in cancer screening, Guardant Health, announced results from a study using its blood test to screen for colorectal cancer that showed a sensitivity rate of 83% lagging Exact Sciences' stool-sample screening test, Cologuard, which has a sensitivity rate of 92%. The company also announced positive preliminary fourth quarter results citing a year-over-year increase in revenues excluding COVID-19 testing driven by strength in its cancer screening diagnostics including the company’s colorectal cancer screening test, Cologuard. Eli Lilly, Stryker, and Boston Scientific were the top absolute contributors to the Fund’s performance.
Illumina (Medical Technology), AdaptHealth (Healthcare Services), and Insulet (Medical Technology) detracted from results relative to the S&P Composite 1500 Health Care Index over the period. Shares of Illumina declined as ongoing regulatory overhang and mixed quarterly results over the period have weighed on the stock. Most recently the company lowered 2023 guidance and expects second half of 2023 revenue growth to be impacted by a slow recovery in China, cautious purchasing behavior, and a decline in consumables as clients transition to the NovaSeq X system. Illumina is undergoing a management transition including a new CEO and the U.S. Securities and Exchange Commission investigation of the GRAIL acquisition is also still ongoing. Shares of AdaptHealth fell after the company

18

The Hartford Healthcare Fund
 Fund Overview – (continued)
 October 31, 2023 (Unaudited)

reported fourth quarter results showing weaker than expected earnings and revenues. Management of AdaptHealth cited larger impacts from revenue mix and cost pressures than previously expected and ultimately lowered its revenue outlook for 2023. We eliminated the position in the Fund during the period. Shares of Insulet, a supplier of insulin delivery systems for diabetes patients, declined sharply towards the end of the period, primarily in response to concerns that the uptake of weight loss drugs could lead to lower incidence rates of diabetes and softer demand for the company’s insulin pumps. Top absolute detractors from the Fund’s performance during the period included Pfizer, Illumina, and Danaher.
Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.
What is the outlook as of the end of the period?
We believe groundbreaking innovation, supportive valuations and business models positioned to show resilience through the cycle may benefit long-term investors in the sector.
Biopharma remains a rich environment for innovation in our view. We anticipate continued developments in disease areas, such as Alzheimer’s disease, metabolic diseases, and cancer and in companies discovering drugs using new modalities, such as RNA and gene therapies. We expect the fundamental backdrop and resilient earnings of large-cap Biopharma to be a tailwind in a potential recessionary environment. We believe that small to mid-cap Biopharma companies remain well positioned as sources of innovation and potential solutions to pipeline gaps for larger companies. We continue to watch next steps in Inflation Reduction Act policy implementation after the initial drug price negotiations list was issued at the end of the period. We believe valuations remain attractive relative to history and recent clinical readouts continue to support robust growth assumptions for major indications.
We believe medical technology innovation has never been stronger due to advancements in technology development, engineering capabilities and integrated informatics. Leading companies gained scale over the last decade and are positioned to drive better organic growth in our view. These include categories in the earlier stages of clinical penetration and geographic expansion such as diabetes, transcatheter aortic valve replacement and mitral valve therapies, genetic sequencing and downstream diagnostics, and robotic surgery. While post-COVID normalization has been choppy, we expect company fundamentals and pipelines may soon reengage as the primary driver of stock performance. We are focused on companies with strong organic growth and superior business models to navigate this macro environment.
We believe health care services companies remain well-positioned to help solve the societal challenge of rising Healthcare costs, and some will benefit from the ongoing transition from a fee-for-service to a fee-for-value care system. We believe managed care remains attractive on valuation, and these companies’ earnings may hold up well in periods of economic volatility. Broadly, we favor companies focused on improving patient outcomes while reigning in costs.
Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Risks of focusing investments on the healthcare related sector include regulatory and legal developments, changes in funding or subsidies, patent and intellectual property considerations, intense competitive pressures, rapid technological changes, long and costly process for obtaining product approval by government agencies, potential product obsolescence, rising cost of medical products and services, and liquidity risk. • Small- and mid-cap securities can have greater risks and volatility than large-cap securities. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political, economic and regulatory developments. These risks may be greater, and include additional risks, for investments in emerging markets.
Composition by Subsector(1)
as of 10/31/2023
Subsector	Percentage of Net Assets
Equity Securities
Biotechnology	16.5%
Commercial Services & Supplies	0.4
Health Care Equipment & Supplies	14.6
Health Care Providers & Services	25.9
Life Sciences Tools & Services	11.4
Pharmaceuticals	30.6
Total	99.4%
Short-Term Investments	0.3
Other Assets & Liabilities	0.3
Total	100.0%

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These subsector classifications are used for financial reporting purposes.
19

The Hartford MidCap Fund
 Fund Overview
 October 31, 2023 (Unaudited)

Inception 12/31/1997 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks long-term growth of capital.
Comparison of Change in Value of $10,000 Investment (10/31/2013 - 10/31/2023)
The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.
Average Annual Total Returns
for the Periods Ended 10/31/2023
	1 Year	5 Years	10 Years
Class A1	-3.04%	3.86%	7.11%
Class A2	-8.37%	2.70%	6.51%
Class C1	-3.82%	3.07%	6.31%
Class C3	-4.63%	3.07%	6.31%
Class I1	-2.79%	4.12%	7.37%
Class R3[1]	-3.41%	3.49%	6.75%
Class R4[1]	-3.07%	3.82%	7.08%
Class R5[1]	-2.81%	4.13%	7.40%
Class R6[1]	-2.69%	4.24%	7.51%
Class Y1	-2.80%	4.19%	7.48%
Class F1	-2.69%	4.24%	7.45%
S&P MidCap 400 Index	-1.06%	7.03%	7.95%

[1]	Without sales charge
[2]	Reflects maximum sales charge of 5.50%
[3]	Reflects a contingent deferred sales charge of 1.00%
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2023, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
Class R6 shares commenced operations on 11/07/2014 and performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on 02/28/2017 and performance for Class F shares prior to 02/28/2017 reflects the performance of Class I shares. Performance prior to an inception date of a class has not been adjusted to reflect the operating expenses of such class.
You cannot invest directly in an index.
See “Benchmark Glossary” for benchmark descriptions.
Performance information may reflect expense waivers/reimbursements without which performance would have been lower.
Operating Expenses*	Gross	Net
Class A	1.10%	1.10%
Class C	1.86%	1.86%
Class I	0.87%	0.87%
Class R3	1.46%	1.46%
Class R4	1.16%	1.16%
Class R5	0.86%	0.86%
Class R6	0.74%	0.74%
Class Y	0.84%	0.84%
Class F	0.74%	0.74%

*	Expenses as shown in the Fund’s most recent prospectus. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2023.

20

The Hartford MidCap Fund
 Fund Overview – (continued)
 October 31, 2023 (Unaudited)

Portfolio Managers
Philip W. Ruedi, CFA
Senior Managing Director and Equity Portfolio Manager
Wellington Management Company LLP
Mark A. Whitaker, CFA
Senior Managing Director and Equity Portfolio Manager
Wellington Management Company LLP

Manager Discussion
How did the Fund perform during the period?
The Class A shares of The Hartford MidCap Fund returned -3.04%, before sales charges, for the twelve-month period ended October 31, 2023, underperforming the Fund’s benchmark, the S&P MidCap 400 Index, which returned -1.06% for the same period. For the same period, the Class A shares of the Fund, before sales charges, underperformed the -0.08% average return of the Lipper Mid-Cap Growth Funds peer group, a group of funds with investment strategies similar to that of the Fund.
Why did the Fund perform this way?
United States (U.S.) equities, as measured by the S&P 500 Index, rose over the trailing twelve-month period ending October 31, 2023. Greater optimism that the U.S. Federal Reserve (Fed) would begin to scale back its aggressive pace of interest rate increases, along with outsized short covering and hedging, helped to fuel a sharp rebound in stocks in November 2022 before risk sentiment waned in December 2022 amid recession fears, macroeconomic challenges, and downside earnings risks in the coming quarters. U.S. equity markets surged higher in the first quarter of 2023. The sudden collapse of two U.S. regional banks prompted swift policy actions by federal regulators, which helped stabilize liquidity and stem the potential for broader contagion. The turmoil generated more uncertainty about the U.S. economic outlook, as investors dealt to assess the impact of tightening credit conditions and the path of interest rates and inflation. As the period went on, a narrow group of mega-cap technology companies rallied as they benefited from investor optimism about their earnings potential and growth prospects and exuberance surrounding generative artificial intelligence. Markedly stronger-than-forecast first-quarter corporate earnings and improving earnings prospects bolstered market sentiment.
U.S. equities were later pressured by surging Treasury yields amid firming views that the Fed will keep interest rates elevated for a prolonged period. Even as household budgets were strained by tightening credit conditions and lofty prices, markets dialed back the probability of recession as cooling inflation, a solid job market, and resilient consumer spending increased the potential that the U.S. economy could achieve a “soft landing”.
Returns varied by market capitalization during the period. Large-cap equities, as measured by the S&P 500 Index, outperformed mid-cap equities, as measured by the S&P MidCap 400 Index.  During the period, small-cap equities, as measured by the Russell 2000 Index, underperformed mid-cap equities, as measured by the S&P MidCap 400 Index.
Within the S&P MidCap 400 Index, six out of the eleven sectors posted positive returns during the period. The Industrials (+11%), Information Technology (+8%), and Consumer Discretionary (+3%) sectors performed the best, while the Communication Services (-23%), Utilities (-18%) and Financials (-13%) sectors underperformed the broader index.
The Fund underperformed the S& P MidCap 400 Index during the twelve-month period primarily due to negative security selection. Selection was particularly weak within the Financials, Consumer Discretionary, and Materials sectors. This was partially offset by strong selection in the Information Technology, Communication Services and Energy sectors, which contributed positively to performance during the period. Sector allocation, a result of our bottom-up stock selection process, contributed positively to the Fund’s performance relative to the S&P MidCap 400 Index during the period. This was primarily due to an underweight allocation to the Financials and Real Estate sectors and an overweight to the Information Technology sector. This was partially offset by overweights to the Health Care and Energy sectors, which contributed negatively to performance during the period.
Top detractors from the Fund’s relative performance for the period included Chewy (Consumer Discretionary), First Republic Bank (Financials), and Nuvei (Financials).
Shares of Chewy fell over the period despite the online pet products retailer reporting results for fiscal second quarter 2023 that beat consensus estimates. Management of Chewy provided cautious commentary regarding customers trading down to lower-priced pet food amid high inflation. Management of Chewy also reported a decrease in active customers of 0.6% year-over-year. Shares of First Republic bank declined over the period on limited news. The bank was acquired by JP Morgan in May 2023. Shares of payment technology company Nuvei decreased over the period after the company cut revenue guidance for the full year. The company is also being sued after allegedly refusing to pay out shareholders of Atlanta-based payment processing company Paya after acquiring Paya through a tender offer this year.

21

The Hartford MidCap Fund
 Fund Overview – (continued)
 October 31, 2023 (Unaudited)

Top contributors to relative performance during the period included MongoDB (Information Technology), Axon Enterprise (Industrials), and Exact Sciences (Healthcare). Shares of MongoDB declined over the period despite reporting forecast adjusted earnings per share for the third quarter that beat the average analyst estimate. The broader tech market has caused tech stocks to slide over the period. Shares of Axon Enterprise rose over the period after boosting its revenue guidance for the full year which beat the average analyst estimate. Axon Enterprise reported second quarter earnings per share and sales above estimates which was driven by taser and body camera demand. The company also promoted COO Joshua Isner to President. Shares of Exact Sciences declined over the period as analysts are exercising caution over the health diagnostics company’s lofty valuation following strong second quarter earnings results and guidance raise.
Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.
What is the outlook as of the end of the period?
As of the end of the period, we continue to focus new portfolio additions on businesses where we feel there is a long runway for stable growth across the market cycle.
With the market embracing the view of higher rates for longer, we believe the next twelve to 24 months will be less style or factor driven and may be a better environment for individual stock picking. We believe the higher rate environment will be challenging for businesses to grow. While growth will be harder to come by with higher costs of capital in our view, the pace of technological change should continue to move forward and accelerate in our view. In that context, we remain focused on seeking to find businesses that can benefit from this change.
Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Mid-cap securities can have greater risks and volatility than large-cap securities. • To the extent the Fund focuses on one or more sectors, the Fund may be subject to increased volatility and risk of loss if adverse developments occur. • Integration of environmental, social, and/or governance (ESG) characteristics into the investment process may not work as intended.
Composition by Sector(1)
as of 10/31/2023
Sector	Percentage of Net Assets
Equity Securities
Communication Services	1.6%
Consumer Discretionary	11.7
Consumer Staples	1.7
Energy	5.8
Financials	11.5
Health Care	22.9
Industrials	21.1
Information Technology	19.4
Materials	2.6
Real Estate	0.8
Utilities	0.9
Total	100.0%
Short-Term Investments	0.1
Other Assets & Liabilities	(0.1)
Total	100.0%

(1)	A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.
22

The Hartford MidCap Value Fund
 Fund Overview
 October 31, 2023 (Unaudited)

Inception 04/30/2001 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks long-term capital appreciation.
Comparison of Change in Value of $10,000 Investment (10/31/2013 - 10/31/2023)
The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.
Average Annual Total Returns
for the Periods Ended 10/31/2023
	1 Year	5 Years	10 Years
Class A1	0.04%	6.97%	6.30%
Class A2	-5.46%	5.77%	5.70%
Class C1	-0.75%	6.16%	5.50%
Class C3	-1.62%	6.16%	5.50%
Class I1	0.35%	7.33%	6.62%
Class R3[1]	-0.33%	6.65%	5.98%
Class R4[1]	0.03%	6.98%	6.31%
Class R5[1]	0.33%	7.30%	6.63%
Class R6[1]	0.44%	7.43%	6.71%
Class Y1	0.35%	7.34%	6.69%
Class F1	0.43%	7.43%	6.70%
Russell Midcap Value Index	-3.56%	5.69%	6.89%

[1]	Without sales charge
[2]	Reflects maximum sales charge of 5.50%
[3]	Reflects a contingent deferred sales charge of 1.00%
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2023, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
Class R6 shares commenced operations on 06/22/2022 and performance for Class R6 shares prior to 06/22/2022 reflects the performance of Class F shares from 02/28/2017 through 06/21/2022 and Class I shares prior to 02/28/2017. Class F shares commenced operations on 02/28/2017 and performance for Class F shares prior to 02/28/2017 reflects the performance of Class I shares. Performance prior to an inception date of a class has not been adjusted to reflect the operating expenses of such class.
You cannot invest directly in an index.
See “Benchmark Glossary” for benchmark descriptions.
Performance information may reflect expense waivers/reimbursements without which performance would have been lower.
Operating Expenses*	Gross	Net
Class A	1.17%	1.17%
Class C	1.95%	1.95%
Class I	0.86%	0.86%
Class R3	1.49%	1.49%
Class R4	1.19%	1.19%
Class R5	0.89%	0.89%
Class R6	0.77%	0.77%
Class Y	0.88%	0.88%
Class F	0.77%	0.77%

*	Expenses as shown in the Fund’s most recent prospectus. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2023.

23

The Hartford MidCap Value Fund
 Fund Overview – (continued)
 October 31, 2023 (Unaudited)

Portfolio Manager
Gregory J. Garabedian
Senior Managing Director and Equity Portfolio Manager
Wellington Management Company LLP

Manager Discussion
How did the Fund perform during the period?
The Class A shares of The Hartford MidCap Value Fund returned 0.04% before sales charges, for the twelve-month period ended October 31, 2023, outperforming the Fund’s benchmark, the Russell Midcap Value Index, which returned -3.56% for the same period. For the same period, the Class A shares of the Fund, before sales charges, outperformed the -1.06% average return of the Lipper MidCap Value Fund peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
United States (U.S.) equities, as measured by the S&P 500 Index, rose over the trailing twelve-month period ending October 31, 2023. Greater optimism that the U.S. Federal Reserve (Fed) would begin to scale back its aggressive pace of interest rate increases, along with outsized short covering and hedging, helped to fuel a sharp rebound in stocks in November 2022 before risk sentiment waned in December 2022 amid recession fears, macroeconomic challenges, and downside earnings risks in the coming quarters.
U.S. equity markets surged higher in the first quarter of 2023. The sudden collapse of two U.S. regional banks prompted swift policy actions by federal regulators, which helped stabilize liquidity and stem the potential for broader contagion. The turmoil generated more uncertainty about the U.S. economic outlook, as investors dealt to assess the impact of tightening credit conditions and the path of interest rates and inflation. As the period went on, a narrow group of mega-cap technology companies rallied as they benefited from investor optimism about their earnings potential and growth prospects and exuberance surrounding generative artificial intelligence. Markedly stronger-than-forecast first quarter corporate earnings and improving earnings prospects bolstered market sentiment.
U.S. equities were later pressured by surging Treasury yields amid firming views that the Fed will keep interest rates elevated for a prolonged period. Even as household budgets were strained by tightening credit conditions and lofty prices, markets dialed back the probability of recession as cooling inflation, a solid job market, and resilient consumer spending increased the potential that the U.S. economy could achieve a “soft landing”.
Returns varied by market capitalization during the period, as large-cap equities as measured by the S&P 500 Index outperformed both mid- and small-cap equities, as measured by the S&P MidCap 400 Index and Russell 2000 Index, respectively. Returns within the mid-cap space varied by style, as the Russell Midcap Growth Index outperformed the Russell Midcap Value Index.
Nine out of eleven sectors in the Russell Midcap Value Index declined during the period, with the Consumer Staples (-12%), Healthcare (-10%), and Communication Services (-10%) sectors lagging most. Conversely, the Industrials (+9%) and Energy (+3%) sectors were the top performers and delivered positive returns during the period.
Security selection was the primary driver of the Fund’s outperformance versus the Russell Midcap Value Index over the period.  Sector allocation decisions also contributed positively, albeit more modestly. Selection within the Consumer Discretionary, Real Estate, and Industrials sectors were the top drivers of performance. This was partially offset by weaker security selection in the Materials, Energy, and Healthcare sectors. Sector allocation, a result of our bottom-up stock selection process, also contributed positively to the Fund’s relative performance. Overweight exposure to the Industrials, Energy, and Financials sectors contributed positively to relative returns but this was partially offset by detraction from an underweight allocation to the Materials sector.
Top security contributors to the Fund’s performance relative to the Russell Midcap Value Index over the period included overweight positions to Builders FirstSource (Industrials), Welltower (Real Estate), and U.S. Foods Holdings (Consumer Staples). Shares of Builders FirstSource ended the period higher after the company reported first-quarter net sales and margins above expectations, driven by better-than-expected results in their manufactured products and windows, doors, and millwork segments. Shares of Welltower rose after the company reported earnings results that saw revenue beat estimates throughout the period. Management of Welltower raised fiscal year 2023 guidance and highlighted expanding relationships with top operators in the second quarter. Shares of U.S. Foods Holdings ended the period higher following strong earnings results during the period. During the period, management of U.S. Foods Holdings continued to see an increase in volume across all customer types and doubled growth in independent restaurants, fiscal year guidance was raised as a result.
Top detractors from the Fund’s relative performance during the period included overweight positions to FMC (Materials) and Lumentum Holdings (Information Technology), as well as an out-of-benchmark position in Ingevity (Materials). Shares of FMC fell after the company reported quarterly results below consensus estimates due to declines in volume and challenges from foreign currencies during the period. Shares of Lumentum holdings fell during the period despite better-than-expected quarter results as the company continued to see a decline in revenue and adjusted earnings due to weakness in the Optical Communications segment. Shares of Ingevity declined during the period as the company came up short of expectations regarding quarterly reports due to the continued destocking in certain product lines and pressure on margins from rising crude tall oil costs.

24

The Hartford MidCap Value Fund
 Fund Overview – (continued)
 October 31, 2023 (Unaudited)

Derivatives were not used in the Fund during the period and did not have an impact on performance.
What is the outlook as of the end of the period?
Given the widening range of economic outcomes, we continue to emphasize quality across the portfolio, stress test models and balance sheets, and actively identify new opportunities created by the market turmoil. Over the period, we increased exposure to the Financials and Consumer Discretionary sectors while reducing the Fund’s weights to the Industrials and Healthcare sectors. We continue to seek opportunities that we believe offer a compelling combination of valuation, quality, and capital return.
Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Mid-cap securities can have greater risks and volatility than large-cap securities. • Different investment styles may go in and out of favor, which may cause the Fund to underperform the broader stock market. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political, economic and regulatory developments. • To the extent the Fund focuses on one or more sectors, the Fund may be subject to increased volatility and risk of loss if adverse developments occur.
Composition by Sector(1)
as of 10/31/2023
Sector	Percentage of Net Assets
Equity Securities
Communication Services	3.5%
Consumer Discretionary	10.4
Consumer Staples	5.4
Energy	7.1
Financials	20.5
Health Care	9.1
Industrials	15.3
Information Technology	8.7
Materials	6.3
Real Estate	7.6
Utilities	5.2
Total	99.1%
Short-Term Investments	0.1
Other Assets & Liabilities	0.8
Total	100.0%

(1)	A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.
25

The Hartford Small Cap Growth Fund
 Fund Overview
 October 31, 2023 (Unaudited)

Inception 01/04/1988 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks long-term capital appreciation.
Comparison of Change in Value of $10,000 Investment (10/31/2013 - 10/31/2023)
The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.
Average Annual Total Returns
for the Periods Ended 10/31/2023
	1 Year	5 Years	10 Years
Class A1	-5.56%	2.58%	5.39%
Class A2	-10.75%	1.42%	4.80%
Class C1	-6.31%	1.85%	4.66%
Class C3	-7.24%	1.85%	4.66%
Class I1	-5.20%	2.96%	5.74%
Class R3[1]	-5.81%	2.31%	5.12%
Class R4[1]	-5.52%	2.62%	5.44%
Class R5[1]	-5.19%	2.94%	5.77%
Class R6[1]	-5.11%	3.04%	5.86%
Class Y1	-5.19%	2.99%	5.84%
Class F1	-5.14%	3.04%	5.81%
Russell 2000 Growth Index	-7.63%	2.68%	5.67%

[1]	Without sales charge
[2]	Reflects maximum sales charge of 5.50%
[3]	Reflects a contingent deferred sales charge of 1.00%
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2023, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
Class R6 shares commenced operations on 11/07/2014 and performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on 02/28/2017 and performance prior to that date is that of the Fund’s Class I shares. Performance prior to an inception date of a class has not been adjusted to reflect the operating expenses of such class.
You cannot invest directly in an index.
See “Benchmark Glossary” for benchmark descriptions.
Performance information may reflect expense waivers/reimbursements without which performance would have been lower.
Operating Expenses*	Gross	Net
Class A	1.25%	1.25%
Class C	1.98%	1.98%
Class I	0.89%	0.89%
Class R3	1.52%	1.52%
Class R4	1.22%	1.22%
Class R5	0.92%	0.92%
Class R6	0.81%	0.81%
Class Y	0.91%	0.87%
Class F	0.80%	0.80%

*	Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual fee waivers or expense reimbursement arrangements, if any. Net expenses reflect such arrangements only with respect to Class Y. These arrangements remain in effect until 02/29/2024 unless the Fund’s Board of Directors approves an earlier termination. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2023.

26

The Hartford Small Cap Growth Fund
 Fund Overview – (continued)
 October 31, 2023 (Unaudited)

Portfolio Managers
Mammen Chally, CFA*
Senior Managing Director and Equity Portfolio Manager
Wellington Management Company LLP
David A. Siegle, CFA
Managing Director and Equity Research Analyst
Wellington Management Company LLP
Douglas W. McLane, CFA
Senior Managing Director and Equity Portfolio Manager
Wellington Management Company LLP
* Mammen Chally, CFA announced his plan to retire and withdraw from the partnership of Wellington Management Company LLP's parent company, and effective June 30, 2024, he will no longer serve as a portfolio manager for the Fund. Mr. Chally’s portfolio management responsibilities will transition to David A. Siegle, CFA in the months leading up to his departure.

Manager Discussion
How did the Fund perform during the period?
The Class A shares of The Hartford Small Cap Growth Fund returned -5.56%, before sales charges, for the twelve-month period ended October 31, 2023, outperforming the Fund’s benchmark, the Russell 2000 Growth Index, which returned -7.63% for the same period. For the same period, the Class A shares of the Fund, before sales charges, outperformed the -6.21% average return of the Lipper Small-Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
United States (U.S.) equities, as measured by the S&P 500 Index, rose over the trailing twelve-month period ending October 31, 2023. Greater optimism that the U.S. Federal Reserve (Fed) would begin to scale back its aggressive pace of interest rate increases, along with outsized short covering and hedging, helped to fuel a sharp rebound in stocks in November 2022 before risk sentiment waned in December 2022 amid recession fears, macroeconomic challenges, and downside earnings risks in the coming quarters.
U.S. equity markets surged higher in the first quarter of 2023. The sudden collapse of two U.S. regional banks prompted swift policy actions by federal regulators, which helped stabilize liquidity and stem the potential for broader contagion. The turmoil generated more uncertainty about the U.S. economic outlook, as investors dealt to assess the impact of tightening credit conditions and the path of interest rates and inflation. As the period went on, a narrow group of mega-cap technology companies rallied as they benefited from investor optimism about their earnings potential and growth prospects and exuberance surrounding generative artificial intelligence. Markedly stronger-than-forecast first-quarter corporate earnings and improving earnings prospects bolstered market sentiment.
U.S. equities were later pressured by surging Treasury yields amid firming views that the Fed will keep interest rates elevated for a prolonged period. Even as household budgets were strained by tightening credit conditions and lofty prices, markets dialed back the probability of recession as cooling inflation, a solid job market, and resilient consumer spending increased the potential that the U.S. economy could achieve a “soft landing”.
Returns varied by market cap during the period, as large-cap equities, as measured by the S&P 500 Index, outperformed small-cap and mid-cap equities, as measured by the Russell 2000 Index and S&P MidCap 400 Index, respectively.
Eight out of eleven sectors in the Russell 2000 Growth Index had negative returns during the period. The Healthcare (-18%), Utilities (-18%), and Materials (-13%) sectors lagged the broader index while the Consumer Staples (+10%) sector increased.
Security selection was the primary driver of outperformance relative to the Russell 2000 Growth Index during the period. Strong selection within the Information Technology, Consumer Discretionary, and Real Estate sectors contributed positively to relative performance. This was partially offset by weaker selection in the Healthcare, Communication Services, and Industrials sectors, which detracted from relative performance. Sector allocation, a result of the bottom-up stock selection process, also contributed positively to relative performance. This was driven by the Fund’s overweight allocation to the Industrials sector, a lack of exposure to the Utilities sector, and an underweight to the Healthcare sector. An underweight allocation to the Materials sector and an overweight to the Information Technology sector detracted from performance during the period.
The top contributors to relative performance during the period were overweight positions in ImmunoGen (Healthcare), Axcelis Technologies (Information Technology), and Celsius Holdings (Consumer Staples). ImmunoGen shares rose during the period as the company reported strong topline results from a Phase 3 study of antibody-drug conjugate Elahere compared to chemotherapy for the treatment of a specific type of ovarian cancer. Elahere showed a 33% reduction in the risk of death and a 35% reduction in the risk of tumor progression or death in comparison to the chemotherapy trial arm. Shares of Axcelis Technologies rose as the semiconductor service and equipment company increased its revenue guidance at the beginning of the period for its fourth quarter 2022 earnings, driven by

27

The Hartford Small Cap Growth Fund
 Fund Overview – (continued)
 October 31, 2023 (Unaudited)

higher system shipments and aftermarket revenues. Later in the period, Axcelis reported better-than-expected earnings for the fourth quarter and fiscal year 2022 earnings, exceeding analyst expectations for both revenue and earnings per share. Shares of Celsius Holdings, finished the period higher after the beverage company posted first-quarter earnings, which reported that its sales nearly doubled, beating consensus estimates. Management of Celsius Holdings attributed this to the drink’s expanded availability and increased consumer awareness. Top absolute contributors for the period included Celsius Holdings (Consumer Staples), Super Micro Computer (Information Technology), and Axcelis Technologies (Information Technology).
The top detractors from relative performance included an underweight position in R1 RCM (Healthcare) and overweight positions in Inspire Medical Systems (Healthcare) and Chart Industries (Industrials). Shares of R1 RCM fell during the period after the company reported third quarter earnings missed expectations. Lower incentive fees, payor challenges and lower operating fees due to weak volumes drove the underperformance. Management of R1 RCM also lowered 2022 revenue and earnings before interest, taxes, depreciation, and amortization (EBITDA) guidance ranges. The company announced an abrupt CEO transition effective January 1, 2023. Shares of Inspire Medical Solutions rose during the period. The company had 84% revenue growth in the first quarter driven by utilization acceleration and raised 2023 revenue guidance. Inspire opened 68 new therapy centers in the U.S. and we believe that a large opportunity set in the market remains. The U.S. FDA also approved the therapy for patients over 13 with Down Syndrome and raised the label’s Apnea Hyopena Index and Body Mass Index limits. The share price of Chart Industries, an Energy equipment company, fell after announcing a $4.4B deal to acquire Howden, a gas equipment company. Chart industries introduced a new preferred share class to help finance the deal. Top absolute detractors for the period included Chart Industries (Industrials), R1 RCM (Healthcare), and Livent (Materials).
Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.
What is the outlook as of the end of the period?
As of the end of the period, U.S. labor markets continue to demonstrate underlying strength, with unemployment levels still below 4% and year over year increases in hourly wages continuing to show growth in the 4% range. An upward surprise in the Job Openings and Labor Turnover (JOLTS) report in August 2023 has further fueled the sense of heightened labor bargaining power, evidenced in increasing union activism and resultant strikes such as those seen at the United Auto Workers and elsewhere. Observable strength in the economy caused the Fed at its most recent meeting to raise its projections for growth in 2023 and 2024 from prior levels, while also seeming to justify its current stance to maintain interest rates at higher levels.
The resumption of student debt servicing began October 1, 2023 and we believe this serves as an additional stressor to a U.S. consumer that has balanced solid wage growth with dwindling excess savings, record-low housing affordability, and the cumulative impact being felt in myriad ways in their daily lives from the higher rate environment. We believe fourth quarter spending trends in the all-important holiday season will bear watching as this may provide a key indicator into consumer confidence and spending intentions heading into 2024.
The U.S. Congress avoided a government shutdown through the passing of a 45-day funding bill, but the risk of a shutdown in mid-November 2023 looms. The ousting of former Speaker Kevin McCarthy has created uncertainty, not only in Republican leadership, but also in the fixed income market, with Treasury yields as of the end of the period exceeding those witnessed in the ’08-‘09 financial crisis. We believe heightened concern around elevated deficits might not yet lead to constructive discussion, compromise and resolution within Congress, but the increased risk is being met with an increased wariness in the bond market.
Outside of the U.S., the persistent war in Europe, a new conflict in the Middle East, and the continuing weakness in the Chinese economy remain top-of-mind concerns for the markets.
At the end of the period, the Fund’s largest overweights were to the Industrials, Information Technology, and Consumer Discretionary sectors, while the Fund’s largest underweights were to the Consumer Staples, Utilities, and Healthcare sectors, relative to the Russell 2000 Growth Index.
Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Small-cap securities can have greater risks, including liquidity risk, and volatility than large-cap securities. • Different investment styles may go in and out of favor, which may cause the Fund to underperform the broader stock market. • To the extent the Fund focuses on one or more sectors, the Fund may be subject to increased volatility and risk of loss if adverse developments occur.
Composition by Sector(1)
as of 10/31/2023
Sector	Percentage of Net Assets
Equity Securities
Communication Services	1.9%
Consumer Discretionary	11.7
Consumer Staples	2.6
Energy	5.8
Financials	7.5
Health Care	20.3
Industrials	21.4
Information Technology	22.1
Materials	3.8
Real Estate	1.7
Total	98.8%
Short-Term Investments	1.6
Other Assets & Liabilities	(0.4)
Total	100.0%

(1)	A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.
28

Hartford Small Cap Value Fund
 Fund Overview
 October 31, 2023 (Unaudited)

Inception 01/01/2005 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks long-term capital appreciation.
Comparison of Change in Value of $10,000 Investment (10/31/2013 - 10/31/2023)
The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.
Average Annual Total Returns
for the Periods Ended 10/31/2023
	1 Year	5 Years	10 Years
Class A1	-4.16%	4.65%	5.34%
Class A2	-9.43%	3.48%	4.75%
Class C1	-4.94%	3.87%	4.56%
Class C3	-5.80%	3.87%	4.56%
Class I1	-3.94%	4.99%	5.63%
Class R3[1]	-4.35%	4.51%	5.15%
Class R4[1]	-4.08%	4.75%	5.43%
Class R5[1]	-3.80%	5.08%	5.75%
Class R6[1]	-3.63%	5.18%	5.84%
Class Y1	-3.77%	5.11%	5.80%
Class F1	-3.66%	5.17%	5.73%
Russell 2000 Value Index	-9.93%	3.26%	5.20%

[1]	Without sales charge
[2]	Reflects maximum sales charge of 5.50%
[3]	Reflects a contingent deferred sales charge of 1.00%
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2023, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
Class I shares commenced operations on 03/31/2015 and performance prior to that date is that of the Fund’s Class A shares (excluding sales charges). Class R6 shares commenced operations on 02/28/2018 and performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on 02/28/2017. Performance for Class F shares prior to 02/28/2017 reflects the performance of Class I shares from 03/31/2015 through 02/27/2017 and Class A shares (excluding sales charges) prior to 03/31/2015. Performance prior to an inception date of a class has not been adjusted to reflect the operating expenses of such class.
Performance prior to 11/01/2018 reflects when the Fund pursued different strategies.
You cannot invest directly in an index.
See “Benchmark Glossary” for benchmark descriptions.
Performance information may reflect expense waivers/reimbursements without which performance would have been lower.

29

Hartford Small Cap Value Fund
 Fund Overview – (continued)
 October 31, 2023 (Unaudited)

Operating Expenses*	Gross	Net
Class A	1.29%	1.29%
Class C	2.10%	2.05%
Class I	0.98%	0.98%
Class R3	1.57%	1.50%
Class R4	1.26%	1.20%
Class R5	0.97%	0.90%
Class R6	0.85%	0.80%
Class Y	0.96%	0.85%
Class F	0.85%	0.80%

*	Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual expense reimbursement arrangements. Net expenses reflect such arrangements in instances when they reduce gross expenses. These arrangements remain in effect until 02/29/2024 unless the Fund’s Board of Directors approves an earlier termination. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2023.

Portfolio Manager
Sean Kammann
Senior  Managing Director and Equity Portfolio Manager
Wellington Management Company LLP

Manager Discussion
How did the Fund perform during the period?
The Class A shares of the Hartford Small Cap Value Fund returned -4.16%, before sales charges, for the twelve-month period ended October 31, 2023, outperforming the Fund’s benchmark, the Russell 2000 Value Index, which returned -9.93% for the same period. For the same period, the Class A shares of the Fund, before sales charges, underperformed the -4.00% average return of the Lipper Small-Cap Value Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
United States (U.S.) equities, as measured by the S&P 500 Index, rose over the trailing twelve-month period ending October 31, 2023. Greater optimism that the U.S. Federal Reserve (Fed) would begin to scale back its aggressive pace of interest rate increases, along with outsized short covering and hedging, helped to fuel a sharp rebound in stocks in November 2022 before risk sentiment waned in December 2022 amid recession fears, macroeconomic challenges, and downside earnings risks in the coming quarters.  U.S. equity markets rallied in the first quarter of 2023. The sudden collapse of two U.S. regional banks prompted swift policy actions by federal regulators, which helped stabilize liquidity and stem the potential for broader contagion. The turmoil generated more uncertainty about the U.S. economic outlook, as investors dealt to assess the impact of tightening credit conditions and the path of interest rates and inflation. As the period went on, a narrow group of mega-cap technology companies rallied as they benefited from investor optimism about their earnings potential and growth prospects and exuberance surrounding generative artificial intelligence. Markedly stronger-than-forecast first-quarter corporate earnings and improving earnings prospects bolstered market sentiment.
U.S. equities were later pressured by surging Treasury yields amid firming views that the Fed will keep interest rates elevated for a prolonged period. Even as household budgets were strained by tightening credit conditions and lofty prices, markets dialed back the probability of recession as cooling inflation, a solid job market, and resilient consumer spending increased the potential that the U.S. economy could achieve a “soft landing”.
During the period, returns varied by market capitalization. Large-cap equities, as measured by the S&P 500 Index, outperformed mid- and small-cap equities, as measured by the S&P MidCap 400 Index and Russell 2000 Index, respectively. Small-cap equities underperformed mid-cap equities for the period, as measured by the Russell 2000 Index and S&P MidCap 400 Index, respectively.
Seven of the eleven sectors in the Russell 2000 Value Index declined during the period, with the Healthcare (-30%), Financials (-20%), and Communication Services (-19%) sectors lagging the most. Conversely, the Energy (+13%), Industrials (+5%), and Consumer Discretionary (+3%) sectors were the top performers.
Security selection contributed positively while sector allocation slightly detracted from the Fund performance relative to the Russell 2000 Value Index over the period. Strong selection in the Financials, Information Technology, and Industrials sectors contributed positively to relative results. This was partially offset by weaker selection in the Materials and Real Estate sectors. Sector allocation, a result of the bottom-up stock selection process, detracted from relative

30

Hartford Small Cap Value Fund
 Fund Overview – (continued)
 October 31, 2023 (Unaudited)

performance during the period, due to the Fund’s underweight position in the Energy sector and overweight positions in the Financials and Consumer Staples sectors.
The largest contributors to relative performance over the period were positions in Greenhill (Financials), PROG Holdings (Financials), and InterDigital (Information Technology). Shares of U.S.-based investment bank Greenhill rose during the period after Mizuho Financial Group announced it will acquire Greenhill for $550 million. We eliminated the position in Greenhill by the end of the period. Shares of fintech company PROG Holdings rose as the company delivered quarterly results above consensus expectations throughout the period. The company's CEO has credited their active management of lease portfolios and customers' ability to adapt to a higher inflationary environment to be the primary catalysts to strong earnings in 2023. Shares of InterDigital, a wireless and video technology research and development company, rose during the period. The company reached license arbitration agreement with Samsung and won a cellular patent litigation against Lenovo in January 2023, driving exceptional first quarter 2023 financial results and providing a strong recurring revenue base.
The largest detractors from relative performance during the period were positions in PRA Group (Financials), First Interstate BancSystem (Financials), and Pacific Premier Bancorp (Financials). Shares of business services company PRA Group fell during the period after first-quarter 2023 results missed consensus estimates. Total cash collections declined 14.5% year-over-year, due primarily to a 30.2% decrease in U.S. call center and other collections, which was driven by lower levels of portfolio purchases. Shares of regional bank company First Interstate BancSystem fell as the company continuously failed to meet quarterly earnings expectations and lowered revenue guidance twice over the period.  The collapse of Silicon Valley Bank in the first quarter of 2023 further adversely affected the market's confidence in First Interstate BancSystem's ability to weather the downturn. Pacific Premier Bancorp was also negatively affected by the regional bank failures.
Derivatives were not used in the Fund during the period and did not have impact on performance during the period.
What is the outlook as of the end of the period?
As of the end of the period, we believe indications continue to point to a more economically challenging period ahead, but as with all before it, this will again prove temporary in our view. We believe these economic adjustments present investment opportunities for the Fund.
At the end of the period, the Fund was most overweight to the Consumer Discretionary, Financials, and Information Technology sectors, and most underweight to the Real Estate, Energy, and Materials sectors, relative to the Russell 2000 Value Index.
Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Small-cap securities can have greater risks, including liquidity risk, and volatility than large-cap securities. • Different investment styles may go in and out of favor, which may cause the Fund to underperform the broader stock market. • To the extent the Fund focuses on one or more sectors, the Fund may be subject to increased volatility and risk of loss if adverse developments occur. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political, economic and regulatory developments.
Composition by Sector(1)
as of 10/31/2023
Sector	Percentage of Net Assets
Equity Securities
Communication Services	1.4%
Consumer Discretionary	19.3
Consumer Staples	3.3
Energy	5.2
Financials	32.0
Health Care	8.5
Industrials	14.7
Information Technology	7.5
Materials	2.5
Real Estate	3.0
Utilities	1.9
Total	99.3%
Short-Term Investments	0.2
Other Assets & Liabilities	0.5
Total	100.0%

(1)	A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.
31

The Hartford Small Company Fund
 Fund Overview
 October 31, 2023 (Unaudited)

Inception 07/22/1996 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks growth of capital.
Comparison of Change in Value of $10,000 Investment (10/31/2013 - 10/31/2023)
The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.
Average Annual Total Returns
for the Periods Ended 10/31/2023
	1 Year	5 Years	10 Years
Class A1	-8.59%	4.80%	5.99%
Class A2	-13.62%	3.62%	5.39%
Class C1	-9.40%	3.96%	5.18%
Class C3	-10.30%	3.96%	5.18%
Class I1	-8.36%	5.12%	6.27%
Class R3[1]	-8.94%	4.50%	5.73%
Class R4[1]	-8.60%	4.83%	6.06%
Class R5[1]	-8.38%	5.13%	6.37%
Class R6[1]	-8.24%	5.23%	6.46%
Class Y1	-8.40%	5.13%	6.41%
Class F1	-8.26%	5.24%	6.37%
Russell 2000 Growth Index	-7.63%	2.68%	5.67%

[1]	Without sales charge
[2]	Reflects maximum sales charge of 5.50%
[3]	Reflects a contingent deferred sales charge of 1.00%
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2023, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
Class R6 shares commenced operations on 11/07/2014 and performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on 02/28/2017 and performance prior to that date is that of the Fund’s Class I shares. Performance prior to an inception date of a class has not been adjusted to reflect the operating expenses of such class.
You cannot invest directly in an index.
See “Benchmark Glossary” for benchmark descriptions.
Performance information may reflect expense waivers/reimbursements without which performance would have been lower.
Operating Expenses*	Gross	Net
Class A	1.27%	1.27%
Class C	2.10%	2.10%
Class I	0.99%	0.99%
Class R3	1.59%	1.59%
Class R4	1.29%	1.29%
Class R5	0.99%	0.99%
Class R6	0.87%	0.87%
Class Y	0.95%	0.95%
Class F	0.87%	0.87%

*	Expenses as shown in the Fund’s most recent prospectus. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2023.

32

The Hartford Small Company Fund
 Fund Overview – (continued)
 October 31, 2023 (Unaudited)

Portfolio Manager
Ranjit Ramachandran, CFA
Managing Director and Equity Portfolio Manager
Wellington Management Company LLP

Manager Discussion
How did the Fund perform during the period?
The Class A shares of The Hartford Small Company Fund returned -8.59%, before sales charges, for the twelve-month period ended October 31, 2023, underperforming the Fund’s benchmark, the Russell 2000 Growth Index, which returned -7.63% for the same period. For the same period, the Class A shares of the Fund, before sales charges, underperformed the -6.21% average return of the Lipper Small-Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
United States (U.S.) equities, as measured by the S&P 500 Index, rose over the trailing twelve-month period ending October 31, 2023. Greater optimism that the U.S. Federal Reserve (Fed) would begin to scale back its aggressive pace of interest rate increases, along with outsized short covering and hedging, helped to fuel a sharp rebound in stocks in November before risk sentiment waned in December amid recession fears, macroeconomic challenges, and downside earnings risks in the coming quarters.
U.S. equity markets surged higher in the first quarter of 2023. The sudden collapse of two U.S. regional banks prompted swift policy actions by federal regulators, which helped stabilize liquidity and stem the potential for broader contagion. The turmoil generated more uncertainty about the U.S. economic outlook, as investors dealt to assess the impact of tightening credit conditions and the path of interest rates and inflation. As the period went on, a narrow group of mega-cap technology companies rallied as they benefited from investor optimism about their earnings potential and growth prospects and exuberance surrounding generative artificial intelligence. Markedly stronger-than-forecast first-quarter corporate earnings and improving earnings prospects bolstered market sentiment.
U.S. equities were later pressured by rising Treasury yields amid firming views that the Fed will keep interest rates elevated for a prolonged period. Even as household budgets were strained by tightening credit conditions and lofty prices, markets dialed back the probability of recession as cooling inflation, a solid job market, and resilient consumer spending increased the potential that the U.S. economy could achieve a “soft landing”.
Returns varied by market capitalization during the period. Large cap equities, as measured by the Russell 1000 Index, outperformed small-cap equities, as measured by the Russell 2000 Index, and mid-cap equities, as measured by the Russell Midcap Index.
Narrowing the focus to small caps, growth led value by more than +200 basis points (bps) over the trailing year, as measured by the Russell 2000 Value and Growth Indices.
Eight of the eleven sectors in the Russell 2000 Growth Index had negative returns during the period. The Consumer Staples (+10%) sector moved higher in the period, while Healthcare (-18%), Utilities (-18%), and Materials (-13%) sectors lagged the broader index.
During the period, the Fund underperformed relative to the Russell 2000 Growth Index. Selection in the Information Technology, Materials, and Financials sectors detracted from relative performance, partially offset by stronger selection in the Consumer Staples, Consumer Discretionary, and Real Estate sectors. Sector allocation, a result of our bottom-up stock selection process, also detracted from relative performance, primarily driven by the Fund’s underweight allocation to the Information Technology sector. This was partially offset by the Fund’s lack of exposure to the Utilities sector, which contributed positively.
The top detractors from relative performance during the period included Calix (Information Technology), R1 RCM (Healthcare), and not holding Super Micro Computer (Information Technology). Calix is a telecommunications company that offers cloud -based software systems and services to support the delivery of broadband services. The share price declined early in the period as supply chain challenges weighed on the company’s near-term operational efficiency. The Fund maintained an overweight position to end the period. R1 RCM, a provider of technology-driven solutions that enhance the patient experience and financial performance of Healthcare providers, saw its share price drop early in the period after reporting third-quarter earnings that fell short of expectations. The underperformance was driven by lower incentive fees, payor challenges, and reduced operating fees due to weak volumes. Given concerns about R1 RCM’s capacity to onboard new customers onto their revenue cycle management platform, we sold the position in the Fund during the period and reallocated assets to other opportunities with a more attractive risk-reward profile in our view.  Shares of Super Micro Computer, which was not held, ended the period higher after the U.S.-based information technology solutions provider reported better-than-expected fiscal third-quarter results. Shares were further supported by market's optimistic outlook on artificial intelligence. Top absolute detractors from the Fund’s performance for the period included Calix (Information Technology) and R1 RCM (Healthcare).
By contrast, some of the top contributors to relative performance included elf Beauty (Consumer Staples), Manhattan Associates (Information Technology), and Celsius Holdings (Consumer Staples). elf Beauty’s share price rose after surpassing consensus estimates on

33

The Hartford Small Company Fund
 Fund Overview – (continued)
 October 31, 2023 (Unaudited)

both the top and bottom-line metrics for four consecutive periods. Sales growth was driven by strong performance in the Cosmetics and Skincare segments across retail and e-commerce channels, while gross margin growth was supported by price increases and an improved product mix. The company also significantly raised its 2023 sales guidance and announced the acquisition of Naturium Skincare, a skincare company with a sizable presence at notable department stores. The share price of Manhattan Associates, a provider of warehouse management and supply chain software, rose in the period. The company posted solid results driven by strong retention rates and customer migration to the cloud. We trimmed the Fund’s position on strength during the period. Celsius Holdings concluded the period on a positive note, posting robust revenue growth for consecutive periods and exceeding consensus estimates in their May and August 2023 releases. The management team attributed this success to increased consumer awareness and broader availability of the drink.  The Fund maintained overweight positions in all three holdings to end the period. Top absolute contributors to the Fund’s performance for the period included elf Beauty (Consumer Staples) and Celsius Holdings (Consumer Staples).
Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.
What is the outlook as of the end of the period?
Following a strong up market in the first half of 2023, U.S. equities fell during the third quarter amidst a broad market sell off, reflecting broadening concerns over the impact of high rates on the cost of capital for companies and the consumer, as well as the impact of the Fed’s “higher for longer” interest rate stance. Market moves continue to be driven by investors weighing the impact of persistent inflation, recession, and the Fed’s reaction function. We believe inconsistent macroeconomic indicators will drive market volatility and uncertainty around Fed policy in the near term but expect inflation to remain structurally higher for longer. In this environment, we are seeking balance by holding a mixture of emerging and re-emerging growth companies.
In this macro and factor driven environment, we are seeking balance by holding a mixture of high-quality capital compounders while looking for opportunities in emerging growth names with disruptive business models.  We are keeping a close eye on competitive dynamics and evidence of impact from economic slowdown.
At the end of the period, the Fund’s largest overweights were to the Industrials, Consumer Discretionary, and Communication Services sectors, while the Fund’s largest underweights were to the Information Technology, Financials, and Utilities sectors, relative to the Russell 2000 Growth Index.
Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Small-cap securities can have greater risks, including liquidity risk, and volatility than large-cap securities. • Different investment styles may go in and out of favor, which may cause the Fund to underperform the broader stock market. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political, economic and regulatory developments. • To the extent the Fund focuses on one or more sectors, the Fund may be subject to increased volatility and risk of loss if adverse developments occur. • Integration of environmental, social, and/or governance (ESG) characteristics into the investment process may not work as intended. • The Fund may have high portfolio turnover, which could increase its transaction costs and an investor’s tax liability.
Composition by Sector(1)
as of 10/31/2023
Sector	Percentage of Net Assets
Equity Securities
Communication Services	3.9%
Consumer Discretionary	13.2
Consumer Staples	4.6
Energy	5.8
Financials	4.4
Health Care	21.4
Industrials	23.3
Information Technology	16.2
Materials	3.0
Real Estate	3.1
Total	98.9%
Short-Term Investments	0.8
Other Assets & Liabilities	0.3
Total	100.0%

(1)	A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.

34

Hartford Domestic Equity Funds
Benchmark Glossary (Unaudited)

Russell 1000 Growth Index (reflects no deduction for fees, expenses or taxes) is designed to measure the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index is designed to measure the performance of the 1,000 largest companies in the Russell 3000 Index based on their market capitalization and current index membership.
Russell 1000 Value Index (reflects no deduction for fees, expenses or taxes) is designed to measure the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index is designed to measure the performance of the 1,000 largest companies in the Russell 3000 Index based on their market capitalization and current index membership.
Russell 2000 Growth Index (reflects no deduction for fees, expenses or taxes) is designed to measure the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is an index comprised of 2,000 of the smallest US-domiciled company common stocks based on a combination of their market capitalization and current index membership.
Russell 2000 Value Index (reflects no deduction for fees, expenses or taxes) is designed to measure the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Index is an index comprised of 2,000 of the smallest US-domiciled company common stocks based on a combination of their market capitalization and current index membership.
Russell 3000 Growth Index (reflects no deduction for fees, expenses or taxes) is designed to measure the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000 Index is designed to measure the performance of the 3,000 largest US companies based on their market capitalization.
Russell 3000 Index (reflects no deduction for fees, expenses or taxes) is designed to measure the performance of the 3,000 largest US companies based on total market capitalization.
Russell Midcap Value Index (reflects no deduction for fees, expenses or taxes) is designed to measure the performance of the mid-cap value segment of the US equity universe. It includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values.
S&P 500 Index (reflects no deduction for fees, expenses or taxes) is a float-adjusted market capitalization-weighted price index composed of 500 widely held common stocks.
S&P Composite 1500 Health Care Index (reflects no deduction for fees, expenses or taxes) is a float-adjusted market capitalization-weighted index comprised of those companies included in the S&P Composite 1500 that are classified as members of the Global Industry Classification Standard (GICS®) health care sector.
S&P MidCap 400 Index (reflects no deduction for fees, expenses or taxes) is a float-adjusted market capitalization-weighted index designed to measure the performance of the mid-cap segment of the market. The index is composed of 400 constituent companies.

35

Hartford Domestic Equity Funds
Expense Examples (Unaudited)

Your Fund's Expenses
As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of May 1, 2023 through October 31, 2023. To the extent a Fund was subject to acquired fund fees and expenses during the period, acquired fund fees and expenses are not included in the annualized expense ratios below.
Actual Expenses
The first set of columns of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During The Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads and CDSC). Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses for a class of a Fund are equal to the class' annualized expense ratio multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Expenses paid during the period May 1, 2023 through October 31, 2023	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Expenses paid during the period May 1, 2023 through October 31, 2023	Annualized expense ratio
The Hartford Capital Appreciation Fund
Class A	$ 1,000.00	$ 976.30	$ 5.23	$ 1,000.00	$ 1,019.91	$ 5.35	1.05%
Class C	$ 1,000.00	$ 972.60	$ 9.10	$ 1,000.00	$ 1,015.98	$ 9.30	1.83%
Class I	$ 1,000.00	$ 977.60	$ 3.89	$ 1,000.00	$ 1,021.27	$ 3.97	0.78%
Class R3	$ 1,000.00	$ 974.30	$ 7.07	$ 1,000.00	$ 1,018.05	$ 7.22	1.42%
Class R4	$ 1,000.00	$ 975.90	$ 5.43	$ 1,000.00	$ 1,019.71	$ 5.55	1.09%
Class R5	$ 1,000.00	$ 977.70	$ 3.94	$ 1,000.00	$ 1,021.22	$ 4.02	0.79%
Class R6	$ 1,000.00	$ 978.10	$ 3.49	$ 1,000.00	$ 1,021.68	$ 3.57	0.70%
Class Y	$ 1,000.00	$ 977.40	$ 4.04	$ 1,000.00	$ 1,021.12	$ 4.13	0.81%
Class F	$ 1,000.00	$ 977.90	$ 3.49	$ 1,000.00	$ 1,021.68	$ 3.57	0.70%
Hartford Core Equity Fund
Class A	$ 1,000.00	$ 1,004.80	$ 3.54	$ 1,000.00	$ 1,021.68	$ 3.57	0.70%
Class C	$ 1,000.00	$ 1,001.10	$ 7.32	$ 1,000.00	$ 1,017.90	$ 7.38	1.45%
Class I	$ 1,000.00	$ 1,006.00	$ 2.28	$ 1,000.00	$ 1,022.94	$ 2.29	0.45%
Class R3	$ 1,000.00	$ 1,002.90	$ 5.45	$ 1,000.00	$ 1,019.76	$ 5.50	1.08%
Class R4	$ 1,000.00	$ 1,004.90	$ 3.54	$ 1,000.00	$ 1,021.68	$ 3.57	0.70%
Class R5	$ 1,000.00	$ 1,006.20	$ 2.33	$ 1,000.00	$ 1,022.89	$ 2.35	0.46%
Class R6	$ 1,000.00	$ 1,006.40	$ 1.82	$ 1,000.00	$ 1,023.39	$ 1.84	0.36%
Class Y	$ 1,000.00	$ 1,006.20	$ 2.17	$ 1,000.00	$ 1,023.04	$ 2.19	0.43%
Class F	$ 1,000.00	$ 1,006.50	$ 1.82	$ 1,000.00	$ 1,023.39	$ 1.84	0.36%
36

Hartford Domestic Equity Funds
Expense Examples (Unaudited) – (continued)

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Expenses paid during the period May 1, 2023 through October 31, 2023	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Expenses paid during the period May 1, 2023 through October 31, 2023	Annualized expense ratio
The Hartford Dividend and Growth Fund
Class A	$ 1,000.00	$ 980.30	$ 4.79	$ 1,000.00	$ 1,020.37	$ 4.89	0.96%
Class C	$ 1,000.00	$ 976.90	$ 8.62	$ 1,000.00	$ 1,016.48	$ 8.79	1.73%
Class I	$ 1,000.00	$ 981.70	$ 3.65	$ 1,000.00	$ 1,021.53	$ 3.72	0.73%
Class R3	$ 1,000.00	$ 978.70	$ 6.68	$ 1,000.00	$ 1,018.45	$ 6.82	1.34%
Class R4	$ 1,000.00	$ 980.00	$ 5.19	$ 1,000.00	$ 1,019.96	$ 5.30	1.04%
Class R5	$ 1,000.00	$ 981.80	$ 3.55	$ 1,000.00	$ 1,021.63	$ 3.62	0.71%
Class R6	$ 1,000.00	$ 982.50	$ 3.15	$ 1,000.00	$ 1,022.03	$ 3.21	0.63%
Class Y	$ 1,000.00	$ 981.90	$ 3.60	$ 1,000.00	$ 1,021.58	$ 3.67	0.72%
Class F	$ 1,000.00	$ 982.50	$ 3.15	$ 1,000.00	$ 1,022.03	$ 3.21	0.63%
The Hartford Equity Income Fund
Class A	$ 1,000.00	$ 960.50	$ 4.84	$ 1,000.00	$ 1,020.27	$ 4.99	0.98%
Class C	$ 1,000.00	$ 956.80	$ 8.58	$ 1,000.00	$ 1,016.43	$ 8.84	1.74%
Class I	$ 1,000.00	$ 960.80	$ 3.71	$ 1,000.00	$ 1,021.42	$ 3.82	0.75%
Class R3	$ 1,000.00	$ 958.60	$ 6.71	$ 1,000.00	$ 1,018.35	$ 6.92	1.36%
Class R4	$ 1,000.00	$ 959.70	$ 5.29	$ 1,000.00	$ 1,019.81	$ 5.45	1.07%
Class R5	$ 1,000.00	$ 961.00	$ 3.71	$ 1,000.00	$ 1,021.37	$ 3.82	0.75%
Class R6	$ 1,000.00	$ 961.70	$ 3.21	$ 1,000.00	$ 1,021.93	$ 3.31	0.65%
Class Y	$ 1,000.00	$ 961.30	$ 3.61	$ 1,000.00	$ 1,021.53	$ 3.72	0.73%
Class F	$ 1,000.00	$ 961.80	$ 3.21	$ 1,000.00	$ 1,021.93	$ 3.31	0.65%
The Hartford Growth Opportunities Fund
Class A	$ 1,000.00	$ 1,040.30	$ 5.55	$ 1,000.00	$ 1,019.76	$ 5.50	1.08%
Class C	$ 1,000.00	$ 1,036.00	$ 9.49	$ 1,000.00	$ 1,015.83	$ 9.40	1.85%
Class I	$ 1,000.00	$ 1,041.60	$ 4.22	$ 1,000.00	$ 1,021.07	$ 4.18	0.82%
Class R3	$ 1,000.00	$ 1,038.60	$ 7.35	$ 1,000.00	$ 1,018.00	$ 7.27	1.43%
Class R4	$ 1,000.00	$ 1,040.10	$ 5.81	$ 1,000.00	$ 1,019.51	$ 5.75	1.13%
Class R5	$ 1,000.00	$ 1,041.40	$ 4.43	$ 1,000.00	$ 1,020.87	$ 4.38	0.86%
Class R6	$ 1,000.00	$ 1,042.20	$ 3.81	$ 1,000.00	$ 1,021.48	$ 3.77	0.74%
Class Y	$ 1,000.00	$ 1,041.70	$ 4.17	$ 1,000.00	$ 1,021.12	$ 4.13	0.81%
Class F	$ 1,000.00	$ 1,042.00	$ 3.81	$ 1,000.00	$ 1,021.48	$ 3.77	0.74%
The Hartford Healthcare Fund
Class A	$ 1,000.00	$ 920.10	$ 6.15	$ 1,000.00	$ 1,018.80	$ 6.46	1.27%
Class C	$ 1,000.00	$ 916.60	$ 9.80	$ 1,000.00	$ 1,014.92	$ 10.31	2.03%
Class I	$ 1,000.00	$ 921.40	$ 4.84	$ 1,000.00	$ 1,020.11	$ 5.09	1.00%
Class R3	$ 1,000.00	$ 918.40	$ 7.83	$ 1,000.00	$ 1,017.04	$ 8.24	1.62%
Class R4	$ 1,000.00	$ 920.10	$ 6.15	$ 1,000.00	$ 1,018.80	$ 6.46	1.27%
Class R5	$ 1,000.00	$ 921.20	$ 4.99	$ 1,000.00	$ 1,020.01	$ 5.24	1.03%
Class R6	$ 1,000.00	$ 921.80	$ 4.41	$ 1,000.00	$ 1,020.62	$ 4.63	0.91%
Class Y	$ 1,000.00	$ 921.30	$ 4.94	$ 1,000.00	$ 1,020.06	$ 5.19	1.02%
Class F	$ 1,000.00	$ 921.70	$ 4.41	$ 1,000.00	$ 1,020.62	$ 4.63	0.91%
The Hartford MidCap Fund
Class A	$ 1,000.00	$ 917.10	$ 5.37	$ 1,000.00	$ 1,019.61	$ 5.65	1.11%
Class C	$ 1,000.00	$ 913.30	$ 9.02	$ 1,000.00	$ 1,015.78	$ 9.50	1.87%
Class I	$ 1,000.00	$ 918.30	$ 3.96	$ 1,000.00	$ 1,021.07	$ 4.18	0.82%
Class R3	$ 1,000.00	$ 915.30	$ 7.10	$ 1,000.00	$ 1,017.80	$ 7.48	1.47%
Class R4	$ 1,000.00	$ 917.00	$ 5.46	$ 1,000.00	$ 1,019.51	$ 5.75	1.13%
Class R5	$ 1,000.00	$ 918.20	$ 3.96	$ 1,000.00	$ 1,021.07	$ 4.18	0.82%
Class R6	$ 1,000.00	$ 918.80	$ 3.63	$ 1,000.00	$ 1,021.42	$ 3.82	0.75%
Class Y	$ 1,000.00	$ 918.20	$ 4.06	$ 1,000.00	$ 1,020.97	$ 4.28	0.84%
Class F	$ 1,000.00	$ 918.50	$ 3.63	$ 1,000.00	$ 1,021.42	$ 3.82	0.75%
37

Hartford Domestic Equity Funds
Expense Examples (Unaudited) – (continued)

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Expenses paid during the period May 1, 2023 through October 31, 2023	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Expenses paid during the period May 1, 2023 through October 31, 2023	Annualized expense ratio
The Hartford MidCap Value Fund
Class A	$ 1,000.00	$ 952.30	$ 5.71	$ 1,000.00	$ 1,019.36	$ 5.90	1.16%
Class C	$ 1,000.00	$ 948.80	$ 9.53	$ 1,000.00	$ 1,015.43	$ 9.86	1.94%
Class I	$ 1,000.00	$ 953.60	$ 4.33	$ 1,000.00	$ 1,020.77	$ 4.48	0.88%
Class R3	$ 1,000.00	$ 950.40	$ 7.37	$ 1,000.00	$ 1,017.64	$ 7.63	1.50%
Class R4	$ 1,000.00	$ 952.50	$ 5.90	$ 1,000.00	$ 1,019.16	$ 6.11	1.20%
Class R5	$ 1,000.00	$ 953.90	$ 4.38	$ 1,000.00	$ 1,020.72	$ 4.53	0.89%
Class R6	$ 1,000.00	$ 954.20	$ 3.79	$ 1,000.00	$ 1,021.32	$ 3.92	0.77%
Class Y	$ 1,000.00	$ 953.50	$ 4.33	$ 1,000.00	$ 1,020.77	$ 4.48	0.88%
Class F	$ 1,000.00	$ 954.20	$ 3.79	$ 1,000.00	$ 1,021.32	$ 3.92	0.77%
The Hartford Small Cap Growth Fund
Class A	$ 1,000.00	$ 946.70	$ 6.43	$ 1,000.00	$ 1,018.60	$ 6.67	1.31%
Class C	$ 1,000.00	$ 943.00	$ 10.24	$ 1,000.00	$ 1,014.62	$ 10.61	2.09%
Class I	$ 1,000.00	$ 948.70	$ 4.57	$ 1,000.00	$ 1,020.52	$ 4.74	0.93%
Class R3	$ 1,000.00	$ 945.60	$ 7.65	$ 1,000.00	$ 1,017.34	$ 7.93	1.56%
Class R4	$ 1,000.00	$ 947.00	$ 6.24	$ 1,000.00	$ 1,018.80	$ 6.46	1.27%
Class R5	$ 1,000.00	$ 948.70	$ 4.42	$ 1,000.00	$ 1,020.67	$ 4.58	0.90%
Class R6	$ 1,000.00	$ 949.10	$ 4.23	$ 1,000.00	$ 1,020.87	$ 4.38	0.86%
Class Y	$ 1,000.00	$ 948.80	$ 4.52	$ 1,000.00	$ 1,020.57	$ 4.69	0.92%
Class F	$ 1,000.00	$ 948.90	$ 4.17	$ 1,000.00	$ 1,020.92	$ 4.33	0.85%
Hartford Small Cap Value Fund
Class A	$ 1,000.00	$ 975.50	$ 6.47	$ 1,000.00	$ 1,018.65	$ 6.61	1.30%
Class C	$ 1,000.00	$ 972.00	$ 10.19	$ 1,000.00	$ 1,014.87	$ 10.41	2.05%
Class I	$ 1,000.00	$ 976.60	$ 4.98	$ 1,000.00	$ 1,020.16	$ 5.09	1.00%
Class R3	$ 1,000.00	$ 974.80	$ 7.46	$ 1,000.00	$ 1,017.64	$ 7.63	1.50%
Class R4	$ 1,000.00	$ 976.10	$ 5.98	$ 1,000.00	$ 1,019.16	$ 6.11	1.20%
Class R5	$ 1,000.00	$ 977.90	$ 4.49	$ 1,000.00	$ 1,020.67	$ 4.58	0.90%
Class R6	$ 1,000.00	$ 977.90	$ 3.99	$ 1,000.00	$ 1,021.17	$ 4.08	0.80%
Class Y	$ 1,000.00	$ 976.90	$ 4.23	$ 1,000.00	$ 1,020.92	$ 4.33	0.85%
Class F	$ 1,000.00	$ 977.50	$ 3.99	$ 1,000.00	$ 1,021.17	$ 4.08	0.80%
The Hartford Small Company Fund
Class A	$ 1,000.00	$ 938.20	$ 6.40	$ 1,000.00	$ 1,018.60	$ 6.67	1.31%
Class C	$ 1,000.00	$ 934.90	$ 10.43	$ 1,000.00	$ 1,014.42	$ 10.87	2.14%
Class I	$ 1,000.00	$ 939.80	$ 4.84	$ 1,000.00	$ 1,020.21	$ 5.04	0.99%
Class R3	$ 1,000.00	$ 936.50	$ 7.91	$ 1,000.00	$ 1,017.04	$ 8.24	1.62%
Class R4	$ 1,000.00	$ 938.20	$ 6.40	$ 1,000.00	$ 1,018.60	$ 6.67	1.31%
Class R5	$ 1,000.00	$ 939.40	$ 4.94	$ 1,000.00	$ 1,020.06	$ 5.14	1.01%
Class R6	$ 1,000.00	$ 940.10	$ 4.40	$ 1,000.00	$ 1,020.67	$ 4.58	0.90%
Class Y	$ 1,000.00	$ 939.40	$ 5.13	$ 1,000.00	$ 1,019.86	$ 5.35	1.05%
Class F	$ 1,000.00	$ 940.00	$ 4.35	$ 1,000.00	$ 1,020.67	$ 4.53	0.89%
38

The Hartford Capital Appreciation Fund
Schedule of Investments
October 31, 2023

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.0%
	Automobiles & Components - 0.8%
655,366	Gentex Corp.	$ 18,795,897
599,800	Goodyear Tire & Rubber Co.*	7,137,620
321,561	Rivian Automotive, Inc. Class A*	5,215,719
92,367	Visteon Corp.*	10,634,213
		41,783,449
	Banks - 2.5%
722,857	Bank of Nova Scotia	29,254,023
262,807	JP Morgan Chase & Co.	36,545,942
176,863	M&T Bank Corp.	19,941,303
2,538,940	New York Community Bancorp, Inc.	24,069,151
291,123	SouthState Corp.	19,243,230
		129,053,649
	Capital Goods - 8.3%
318,684	AerCap Holdings NV*	19,796,650
94,661	Airbus SE	12,691,782
173,876	AMETEK, Inc.	24,476,524
116,155	Axon Enterprise, Inc.*	23,752,536
125,875	Builders FirstSource, Inc.*	13,659,955
267,477	Fortune Brands Innovations, Inc.	14,925,217
130,612	HEICO Corp.	20,690,247
806,800	HF Global, Inc.*(1)(2)	19,685,920
305,295	Honeywell International, Inc.	55,948,362
105,073	IDEX Corp.	20,112,023
127,582	John Bean Technologies Corp.	13,271,080
52,315	Lockheed Martin Corp.	23,784,492
171,765	Middleby Corp.*	19,387,115
149,982	Northrop Grumman Corp.	70,706,014
99,914	Snap-on, Inc.	25,771,817
548,263	Westinghouse Air Brake Technologies Corp.	58,126,843
		436,786,577
	Commercial & Professional Services - 1.8%
16,438	Ceridian HCM Holding, Inc.*	1,052,196
558,023	Copart, Inc.*	24,285,161
282,865	Genpact Ltd.	9,487,292
192,388	Leidos Holdings, Inc.	19,069,499
52,450	Paycom Software, Inc.	12,848,676
129,724	Verisk Analytics, Inc.	29,494,049
		96,236,873
	Consumer Discretionary Distribution & Retail - 5.1%
723,341	Amazon.com, Inc.*	96,269,454
10,089	AutoZone, Inc.*	24,991,765
236,504	Chewy, Inc. Class A*	4,571,622
87,675	Floor & Decor Holdings, Inc. Class A*	7,224,420
1,006,858	LKQ Corp.	44,221,203
99,779	Ross Stores, Inc.	11,571,371
772,718	TJX Cos., Inc.	68,053,274
316,327	Tory Burch LLC*(1)(2)	10,457,760
		267,360,869
	Consumer Durables & Apparel - 2.3%
44,442	Deckers Outdoor Corp.*	26,534,541
589,434	NIKE, Inc. Class B	60,576,132
1,665	NVR, Inc.*	9,012,012
678,363	Steven Madden Ltd.	22,243,523
		118,366,208
	Consumer Services - 2.0%
37,714	Airbnb, Inc. Class A*	4,461,189
1,304,579	Denny's Corp.*	11,245,471
345,591	DraftKings, Inc. Class A*	9,545,224
250,606	Las Vegas Sands Corp.	11,893,761
Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.0% - (continued)
	Consumer Services - 2.0% - (continued)
181,114	McDonald's Corp.	$ 47,482,657
274,880	Wyndham Hotels & Resorts, Inc.	19,901,312
		104,529,614
	Consumer Staples Distribution & Retail - 0.4%
600,522	U.S. Foods Holding Corp.*	23,384,327
	Energy - 3.1%
55,861	Cheniere Energy, Inc.	9,296,388
317,363	Chevron Corp.	46,249,310
181,600	Diamondback Energy, Inc.	29,114,112
734,678	Marathon Oil Corp.	20,064,056
104,928	Targa Resources Corp.	8,773,030
710,389	TotalEnergies SE ADR	47,311,907
		160,808,803
	Equity Real Estate Investment Trusts (REITs) - 2.8%
427,400	American Tower Corp. REIT	76,158,406
1,063,618	Brixmor Property Group, Inc. REIT	22,112,618
380,535	Gaming & Leisure Properties, Inc. REIT	17,272,484
934,094	VICI Properties, Inc. REIT	26,061,223
51,461	Welltower, Inc. REIT	4,302,654
		145,907,385
	Financial Services - 7.1%
516,952	American Express Co.	75,490,501
530,787	Bank of New York Mellon Corp.	22,558,447
35,255	BlackRock, Inc.	21,585,931
373,003	Block, Inc.*	15,013,371
82,008	Moody's Corp.	25,258,464
344,740	Morgan Stanley	24,414,487
207,779	T Rowe Price Group, Inc.	18,803,999
467,209	Tradeweb Markets, Inc. Class A	42,053,482
369,046	Visa, Inc. Class A	86,762,715
290,228	Voya Financial, Inc.	19,378,524
1,227,200	Western Union Co.	13,855,088
55,726	WEX, Inc.*	9,277,264
		374,452,273
	Food, Beverage & Tobacco - 3.6%
376,295	Coca-Cola Co.	21,256,905
293,695	General Mills, Inc.	19,160,662
401,540	Kraft Heinz Co.	12,632,448
242,914	Monster Beverage Corp.*	12,412,905
319,185	PepsiCo, Inc.	52,116,527
574,915	Philip Morris International, Inc.	51,259,421
475,973	Tyson Foods, Inc. Class A	22,061,349
		190,900,217
	Health Care Equipment & Services - 8.0%
77,452	Align Technology, Inc.*	14,296,865
199,716	Dexcom, Inc.*	17,740,772
33,310	Elevance Health, Inc.	14,992,498
69,611	Insulet Corp.*	9,228,330
450,159	Integra LifeSciences Holdings Corp.*	16,187,718
101,391	Intuitive Surgical, Inc.*	26,586,748
917,443	Medtronic PLC	64,734,778
41,888	Molina Healthcare, Inc.*	13,946,610
46,750	Shockwave Medical, Inc.*	9,642,655
177,460	Stryker Corp.	47,953,241
293,038	UnitedHealth Group, Inc.	156,939,431
141,323	Veeva Systems, Inc. Class A*	27,234,355
		419,484,001
	Household & Personal Products - 2.3%
739,369	Colgate-Palmolive Co.	55,541,399

The accompanying notes are an integral part of these financial statements.
39

The Hartford Capital Appreciation Fund
Schedule of Investments – (continued)
October 31, 2023

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.0% - (continued)
	Household & Personal Products - 2.3% - (continued)
112,806	elf Beauty, Inc.*	$ 10,449,220
351,793	Procter & Gamble Co.	52,779,504
		118,770,123
	Insurance - 5.2%
4,441,367	Aegon Ltd.	21,451,802
401,575	Brown & Brown, Inc.	27,877,336
396,264	Chubb Ltd.	85,046,180
39,061	Everest Group Ltd.	15,453,313
139,741	Hanover Insurance Group, Inc.	16,379,043
555,692	Kemper Corp.	22,160,997
299,917	Marsh & McLennan Cos., Inc.	56,879,259
448,918	Principal Financial Group, Inc.	30,382,770
		275,630,700
	Materials - 3.0%
365,669	Celanese Corp. Class A	41,872,757
691,463	FMC Corp.	36,785,831
267,828	Ingevity Corp.*	10,788,112
147,642	Linde PLC	56,422,867
58,575	Vulcan Materials Co.	11,509,402
		157,378,969
	Media & Entertainment - 7.4%
1,572,025	Alphabet, Inc. Class A*	195,056,862
411,293	Cargurus, Inc.*	7,086,579
219,977	Liberty Media Corp.-Liberty Formula One Class C*	14,230,312
211,027	Meta Platforms, Inc. Class A*	63,576,104
81,128	Netflix, Inc.*	33,399,586
694,785	Omnicom Group, Inc.	52,046,344
73,903	Roku, Inc.*	4,402,402
93,416	Spotify Technology SA*	15,391,220
292,707	ZoomInfo Technologies, Inc.*	3,793,483
		388,982,892
	Pharmaceuticals, Biotechnology & Life Sciences - 6.3%
18,379	Alnylam Pharmaceuticals, Inc.*	2,789,932
199,295	Apellis Pharmaceuticals, Inc.*	9,697,695
393,149	AstraZeneca PLC ADR	24,858,811
247,204	Danaher Corp.	47,468,112
88,545	Eli Lilly & Co.	49,047,732
374,227	Exact Sciences Corp.*	23,048,641
74,012	Jazz Pharmaceuticals PLC*	9,401,004
251,068	Johnson & Johnson	37,243,427
248,646	Merck & Co., Inc.	25,535,944
1,654,779	Pfizer, Inc.	50,570,046
417,002	PTC Therapeutics, Inc.*	7,818,788
71,327	Sarepta Therapeutics, Inc.*	4,801,021
165,915	Ultragenyx Pharmaceutical, Inc.*	5,873,391
60,124	United Therapeutics Corp.*	13,399,235
47,493	Vertex Pharmaceuticals, Inc.*	17,197,690
		328,751,469
	Real Estate Management & Development - 0.4%
22,726	CBRE Group, Inc. Class A*	1,575,821
242,511	CoStar Group, Inc.*	17,802,732
		19,378,553
	Semiconductors & Semiconductor Equipment - 5.1%
203,181	ARM Holdings PLC ADR*(3)	10,014,791
50,786	Broadcom, Inc.	42,729,817
56,861	First Solar, Inc.*	8,099,849
636,421	Intel Corp.	23,229,367
171,879	Micron Technology, Inc.	11,493,549
233,206	MKS Instruments, Inc.	15,312,306
15,312	Monolithic Power Systems, Inc.	6,763,923
Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.0% - (continued)
	Semiconductors & Semiconductor Equipment - 5.1% - (continued)
176,375	NVIDIA Corp.	$ 71,925,725
233,405	QUALCOMM, Inc.	25,438,811
23,515	Rambus, Inc.*	1,277,570
305,021	Silicon Motion Technology Corp. ADR*	16,343,025
236,393	Texas Instruments, Inc.	33,570,170
		266,198,903
	Software & Services - 9.8%
157,637	Accenture PLC Class A	46,832,376
31,782	ANSYS, Inc.*	8,843,659
792,342	Cognizant Technology Solutions Corp. Class A	51,082,289
110,331	Datadog, Inc. Class A*	8,988,667
196,514	Dynatrace, Inc.*	8,786,141
20,184	HubSpot, Inc.*	8,553,374
539,139	Microsoft Corp.	182,288,287
27,115	MongoDB, Inc.*	9,343,558
268,660	Oracle Corp.	27,779,444
1,477	Rubicon Earnout Shares*(1)(2)	122
19,693	Rubicon Technologies, Inc.*	32,690
157,544	Rubicon TRA Placeholder*(1)(2)	18,905
158,978	Salesforce, Inc.*	31,927,552
47,348	ServiceNow, Inc.*	27,549,434
12,640	Sharecare, Inc. Earnout*(1)(2)	133
509,982	Shopify, Inc. Class A*	24,066,051
98,217	Snowflake, Inc. Class A*	14,254,233
65,307	Synopsys, Inc.*	30,657,718
160,567	Workday, Inc. Class A*	33,993,639
		514,998,272
	Technology Hardware & Equipment - 5.9%
1,153,966	Apple, Inc.	197,062,774
173,859	CDW Corp.	34,841,344
116,875	F5, Inc.*	17,717,081
1,667,703	Flex Ltd.*	42,893,321
409,453	Lumentum Holdings, Inc.*	16,054,652
		308,569,172
	Transportation - 2.9%
52,640	FedEx Corp.	12,638,864
54,231	JB Hunt Transport Services, Inc.	9,320,682
1,037,125	Knight-Swift Transportation Holdings, Inc.	50,705,041
1,392,857	Southwest Airlines Co.	30,963,211
552,736	Uber Technologies, Inc.*	23,922,414
116,175	Union Pacific Corp.	24,119,092
		151,669,304
	Utilities - 0.9%
266,858	American Electric Power Co., Inc.	20,158,453
260,785	Atmos Energy Corp.	28,076,113
		48,234,566
	Total Common Stocks (cost $4,438,947,256)	$ 5,087,617,168
CONVERTIBLE PREFERRED STOCKS - 0.0%
	Software & Services - 0.0%
566,622	Essence Group Holdings Corp. Series 3*(1)(2)(4)	$ 872,598
77,707	Lookout, Inc. Series F*(1)(2)(4)	696,255
	Total Convertible Preferred Stocks (cost $1,783,654)	$ 1,568,853

The accompanying notes are an integral part of these financial statements.
40

The Hartford Capital Appreciation Fund
Schedule of Investments – (continued)
October 31, 2023

Shares or Principal Amount			Market Value†
EXCHANGE-TRADED FUNDS - 0.3%
	Other Investment Pools & Funds - 0.3%
56,444	iShares Russell 1000 Growth ETF		$ 14,794,537
	Total Exchange-Traded Funds (cost $14,952,581)		$ 14,794,537
	Total Long-Term Investments (cost $4,455,683,491)		$ 5,103,980,558
SHORT-TERM INVESTMENTS - 0.6%
	Repurchase Agreements - 0.5%
$ 26,311,779	Fixed Income Clearing Corp. Repurchase Agreement dated 10/31/2023 at 5.28%, due on 11/01/2023 with a maturity value of $26,315,638; collateralized by U.S. Treasury Note at 0.75%, maturing 03/31/2026, with a market value of $26,838,044		$ 26,311,779
	Securities Lending Collateral - 0.1%
911,899	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 5.26%(5)		911,899
3,039,666	HSBC U.S. Government Money Market Fund, Institutional Class, 5.29%(5)		3,039,666
911,900	Invesco Government & Agency Portfolio, Institutional Class, 5.28%(5)		911,900
911,900	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 5.26%(5)		911,900
			5,775,365
	Total Short-Term Investments (cost $32,087,144)		$ 32,087,144
	Total Investments (cost $4,487,770,635)	97.9%	$ 5,136,067,702
	Other Assets and Liabilities	2.1%	108,012,055
	Total Net Assets	100.0%	$ 5,244,079,757
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by Hartford Funds Management Company, LLC in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.
Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.
*	Non-income producing.
(1)	Investment in securities not registered under the Securities Act of 1933 (excluding securities acquired pursuant to Rule 144A and Regulation S). At the end of the period, the value of such restricted securities amounted to $31,731,693 or 0.6% of net assets.

Period Acquired	Security Name	Shares/ Par Value	Total Cost	Market Value
05/2014	Essence Group Holdings Corp. Series 3 Convertible Preferred	566,622	$ 895,999	$ 872,598
06/2015	HF Global, Inc.	806,800	10,846,942	19,685,920
07/2014	Lookout, Inc. Series F Convertible Preferred	77,707	887,655	696,255
09/2015	Rubicon Earnout Shares	1,477	—	122
09/2015	Rubicon TRA Placeholder	157,544	—	18,905
07/2021	Sharecare, Inc. Earnout	12,640	—	133
11/2013	Tory Burch LLC	316,327	24,792,580	10,457,760
			$ 37,423,176	$ 31,731,693

(2)	Investment valued using significant unobservable inputs.
(3)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.
(4)	Currently no rate available.
(5)	Current yield as of period end.

Futures Contracts Outstanding at October 31, 2023
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long position contracts:
Nasdaq 100 E-MINI Future	444	12/15/2023	$ 128,673,420	$ (5,445,586)
Total futures contracts				$ (5,445,586)
† See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.
The accompanying notes are an integral part of these financial statements.
41

The Hartford Capital Appreciation Fund
Schedule of Investments – (continued)
October 31, 2023

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of October 31, 2023 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Automobiles & Components	$ 41,783,449	$ 41,783,449	$ —	$ —
Banks	129,053,649	129,053,649	—	—
Capital Goods	436,786,577	404,408,875	12,691,782	19,685,920
Commercial & Professional Services	96,236,873	96,236,873	—	—
Consumer Discretionary Distribution & Retail	267,360,869	256,903,109	—	10,457,760
Consumer Durables & Apparel	118,366,208	118,366,208	—	—
Consumer Services	104,529,614	104,529,614	—	—
Consumer Staples Distribution & Retail	23,384,327	23,384,327	—	—
Energy	160,808,803	160,808,803	—	—
Equity Real Estate Investment Trusts (REITs)	145,907,385	145,907,385	—	—
Financial Services	374,452,273	374,452,273	—	—
Food, Beverage & Tobacco	190,900,217	190,900,217	—	—
Health Care Equipment & Services	419,484,001	419,484,001	—	—
Household & Personal Products	118,770,123	118,770,123	—	—
Insurance	275,630,700	275,630,700	—	—
Materials	157,378,969	157,378,969	—	—
Media & Entertainment	388,982,892	388,982,892	—	—
Pharmaceuticals, Biotechnology & Life Sciences	328,751,469	328,751,469	—	—
Real Estate Management & Development	19,378,553	19,378,553	—	—
Semiconductors & Semiconductor Equipment	266,198,903	266,198,903	—	—
Software & Services	514,998,272	514,979,112	—	19,160
Technology Hardware & Equipment	308,569,172	308,569,172	—	—
Transportation	151,669,304	151,669,304	—	—
Utilities	48,234,566	48,234,566	—	—
Convertible Preferred Stocks	1,568,853	—	—	1,568,853
Exchange-Traded Funds	14,794,537	14,794,537	—	—
Short-Term Investments	32,087,144	5,775,365	26,311,779	—
Total	$ 5,136,067,702	$ 5,065,332,448	$ 39,003,561	$ 31,731,693
Liabilities
Futures Contracts(2)	$ (5,445,586)	$ (5,445,586)	$ —	$ —
Total	$ (5,445,586)	$ (5,445,586)	$ —	$ —

(1)	For the year ended October 31, 2023, there were no transfers in and out of Level 3.
(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.
Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2023 is not presented.
The accompanying notes are an integral part of these financial statements.
42

Hartford Core Equity Fund
Schedule of Investments
October 31, 2023

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.3%
	Automobiles & Components - 0.6%
261,263	Tesla, Inc.*	$ 52,472,061
	Banks - 4.2%
4,571,532	Bank of America Corp.	120,414,153
1,355,436	JP Morgan Chase & Co.	188,486,930
514,418	PNC Financial Services Group, Inc.	58,885,429
		367,786,512
	Capital Goods - 6.6%
648,905	AMETEK, Inc.	91,346,357
292,499	Deere & Co.	106,867,434
426,549	IDEX Corp.	81,645,744
460,790	Illinois Tool Works, Inc.	103,272,255
1,492,402	Johnson Controls International PLC	73,157,546
1,420,464	RTX Corp.	115,611,565
		571,900,901
	Commercial & Professional Services - 0.8%
479,117	Republic Services, Inc.	71,144,083
	Consumer Discretionary Distribution & Retail - 7.2%
3,077,994	Amazon.com, Inc.*	409,650,222
33,580	AutoZone, Inc.*	83,182,025
1,533,726	TJX Cos., Inc.	135,075,249
		627,907,496
	Consumer Durables & Apparel - 1.3%
1,132,890	NIKE, Inc. Class B	116,427,105
	Consumer Services - 1.4%
474,675	McDonald's Corp.	124,445,545
	Energy - 4.0%
1,030,560	ConocoPhillips	122,430,528
1,285,425	EOG Resources, Inc.	162,284,906
1,208,710	Schlumberger NV	67,276,799
		351,992,233
	Equity Real Estate Investment Trusts (REITs) - 1.5%
386,849	AvalonBay Communities, Inc. REIT	64,116,353
670,500	Prologis, Inc. REIT	67,552,875
		131,669,228
	Financial Services - 4.4%
597,413	American Express Co.	87,240,220
484,596	Mastercard, Inc. Class A	182,377,705
1,631,945	Morgan Stanley	115,574,345
		385,192,270
	Food, Beverage & Tobacco - 2.4%
460,893	Constellation Brands, Inc. Class A	107,918,096
1,976,231	Monster Beverage Corp.*	100,985,404
		208,903,500
	Health Care Equipment & Services - 7.5%
1,246,986	Abbott Laboratories	117,902,526
420,131	Becton Dickinson & Co.	106,200,714
1,733,922	Boston Scientific Corp.*	88,759,467
1,031,820	Hologic, Inc.*	68,275,530
510,418	UnitedHealth Group, Inc.	273,359,464
		654,497,701
	Household & Personal Products - 4.3%
1,007,346	Colgate-Palmolive Co.	75,671,832
633,035	Estee Lauder Cos., Inc. Class A	81,579,220
1,431,883	Procter & Gamble Co.	214,825,406
		372,076,458
	Insurance - 3.8%
1,138,650	Arch Capital Group Ltd.*	98,698,182
Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.3% - (continued)
	Insurance - 3.8% - (continued)
569,888	Chubb Ltd.	$ 122,309,363
664,969	Progressive Corp.	105,124,949
		326,132,494
	Materials - 1.1%
808,639	PPG Industries, Inc.	99,276,610
	Media & Entertainment - 8.9%
3,647,091	Alphabet, Inc. Class A*	452,531,051
810,829	Meta Platforms, Inc. Class A*	244,278,453
180,807	Netflix, Inc.*	74,436,434
		771,245,938
	Pharmaceuticals, Biotechnology & Life Sciences - 9.4%
463,590	Danaher Corp.	89,018,552
355,756	Eli Lilly & Co.	197,063,921
1,556,676	Merck & Co., Inc.	159,870,625
107,499	Regeneron Pharmaceuticals, Inc.*	83,837,395
228,092	Thermo Fisher Scientific, Inc.	101,448,479
286,387	Vertex Pharmaceuticals, Inc.*	103,703,597
534,943	Zoetis, Inc.	83,986,051
		818,928,620
	Semiconductors & Semiconductor Equipment - 7.3%
176,637	Broadcom, Inc.	148,617,073
201,578	KLA Corp.	94,681,187
718,170	NVIDIA Corp.	292,869,726
720,631	Texas Instruments, Inc.	102,336,808
		638,504,794
	Software & Services - 11.2%
302,769	Accenture PLC Class A	89,949,642
1,888,755	Microsoft Corp.	638,606,953
269,201	Palo Alto Networks, Inc.*	65,421,227
509,785	Salesforce, Inc.*	102,380,122
366,549	Workday, Inc. Class A*	77,602,089
		973,960,033
	Technology Hardware & Equipment - 8.5%
3,013,080	Apple, Inc.	514,543,671
496,707	CDW Corp.	99,540,083
467,665	Motorola Solutions, Inc.	130,225,996
		744,309,750
	Utilities - 2.9%
1,434,060	American Electric Power Co., Inc.	108,328,892
1,120,240	Duke Energy Corp.	99,578,134
877,331	Eversource Energy	47,191,634
		255,098,660
	Total Common Stocks (cost $5,717,005,872)	$ 8,663,871,992

The accompanying notes are an integral part of these financial statements.
43

Hartford Core Equity Fund
Schedule of Investments – (continued)
October 31, 2023

Shares or Principal Amount			Market Value†
SHORT-TERM INVESTMENTS - 0.2%
	Repurchase Agreements - 0.2%
$ 16,165,769	Fixed Income Clearing Corp. Repurchase Agreement dated 10/31/2023 at 5.28%, due on 11/01/2023 with a maturity value of $16,168,140; collateralized by U.S. Treasury Note at 0.75%, maturing 03/31/2026, with a market value of $16,489,138		$ 16,165,769
	Total Short-Term Investments (cost $16,165,769)		$ 16,165,769
	Total Investments (cost $5,733,171,641)	99.5%	$ 8,680,037,761
	Other Assets and Liabilities	0.5%	41,478,649
	Total Net Assets	100.0%	$ 8,721,516,410
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

*	Non-income producing.
†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of October 31, 2023 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Automobiles & Components	$ 52,472,061	$ 52,472,061	$ —	$ —
Banks	367,786,512	367,786,512	—	—
Capital Goods	571,900,901	571,900,901	—	—
Commercial & Professional Services	71,144,083	71,144,083	—	—
Consumer Discretionary Distribution & Retail	627,907,496	627,907,496	—	—
Consumer Durables & Apparel	116,427,105	116,427,105	—	—
Consumer Services	124,445,545	124,445,545	—	—
Energy	351,992,233	351,992,233	—	—
Equity Real Estate Investment Trusts (REITs)	131,669,228	131,669,228	—	—
Financial Services	385,192,270	385,192,270	—	—
Food, Beverage & Tobacco	208,903,500	208,903,500	—	—
Health Care Equipment & Services	654,497,701	654,497,701	—	—
Household & Personal Products	372,076,458	372,076,458	—	—
Insurance	326,132,494	326,132,494	—	—
Materials	99,276,610	99,276,610	—	—
Media & Entertainment	771,245,938	771,245,938	—	—
Pharmaceuticals, Biotechnology & Life Sciences	818,928,620	818,928,620	—	—
Semiconductors & Semiconductor Equipment	638,504,794	638,504,794	—	—
Software & Services	973,960,033	973,960,033	—	—
Technology Hardware & Equipment	744,309,750	744,309,750	—	—
Utilities	255,098,660	255,098,660	—	—
Short-Term Investments	16,165,769	—	16,165,769	—
Total	$ 8,680,037,761	$ 8,663,871,992	$ 16,165,769	$ —

(1)	For the year ended October 31, 2023, there were no transfers in and out of Level 3.
The accompanying notes are an integral part of these financial statements.
44

The Hartford Dividend and Growth Fund
Schedule of Investments
October 31, 2023

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.9%
	Banks - 5.0%
6,174,998	Bank of America Corp.	$ 162,649,447
2,489,956	JP Morgan Chase & Co.	346,253,282
476,917	PNC Financial Services Group, Inc.	54,592,689
4,228,648	Wells Fargo & Co.	168,173,331
		731,668,749
	Capital Goods - 7.2%
1,202,724	Airbus SE	161,256,598
663,258	General Dynamics Corp.	160,050,788
3,119,918	Johnson Controls International PLC	152,938,380
375,771	Lockheed Martin Corp.	170,840,527
2,677,591	Otis Worldwide Corp.	206,736,801
1,980,089	Westinghouse Air Brake Technologies Corp.	209,929,036
		1,061,752,130
	Consumer Discretionary Distribution & Retail - 3.1%
497,599	Home Depot, Inc.	141,661,459
614,480	Lowe's Cos., Inc.	117,101,454
2,272,520	TJX Cos., Inc.	200,140,836
		458,903,749
	Consumer Staples Distribution & Retail - 1.4%
1,306,753	Sysco Corp.	86,886,007
715,770	Walmart, Inc.	116,963,976
		203,849,983
	Energy - 9.1%
1,935,824	Chevron Corp.	282,107,632
3,251,069	ConocoPhillips	386,226,997
1,316,089	Diamondback Energy, Inc.	210,995,389
5,257,009	TotalEnergies SE ADR	350,116,799
3,440,425	Williams Cos., Inc.	118,350,620
		1,347,797,437
	Equity Real Estate Investment Trusts (REITs) - 2.8%
1,221,241	American Tower Corp. REIT	217,612,934
5,536,021	Host Hotels & Resorts, Inc. REIT	85,697,605
460,761	Public Storage REIT	109,988,258
		413,298,797
	Financial Services - 6.9%
1,176,716	American Express Co.	171,835,838
184,373	BlackRock, Inc.	112,887,900
1,632,845	Charles Schwab Corp.	84,973,254
2,414,605	Morgan Stanley	171,002,326
556,985	S&P Global, Inc.	194,560,430
1,206,720	Visa, Inc. Class A	283,699,872
		1,018,959,620
	Food, Beverage & Tobacco - 3.1%
3,662,636	Keurig Dr Pepper, Inc.	111,087,750
1,410,258	Mondelez International, Inc. Class A	93,373,182
2,048,912	Philip Morris International, Inc.	182,680,994
1,625,253	Tyson Foods, Inc. Class A	75,330,476
		462,472,402
	Health Care Equipment & Services - 7.7%
797,053	Becton Dickinson & Co.	201,479,058
466,812	Elevance Health, Inc.	210,107,413
606,822	HCA Healthcare, Inc.	137,226,727
2,832,086	Medtronic PLC	199,831,988
726,320	UnitedHealth Group, Inc.	388,987,939
		1,137,633,125
	Household & Personal Products - 2.1%
4,478,090	Kenvue, Inc.	83,292,474
4,635,104	Unilever PLC ADR	219,472,174
		302,764,648
	Insurance - 4.1%
2,665,979	American International Group, Inc.	163,451,173
Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.9% - (continued)
	Insurance - 4.1% - (continued)
1,193,271	Chubb Ltd.	$ 256,099,822
2,788,636	Principal Financial Group, Inc.	188,734,884
		608,285,879
	Materials - 3.8%
2,969,331	BHP Group Ltd. ADR	169,430,027
1,650,655	Celanese Corp. Class A	189,016,504
2,574,562	FMC Corp.	136,966,698
588,457	PPG Industries, Inc.	72,244,866
		567,658,095
	Media & Entertainment - 8.8%
7,070,161	Alphabet, Inc. Class A*	877,265,577
7,021,033	Comcast Corp. Class A	289,898,453
461,680	Omnicom Group, Inc.	34,584,449
1,222,911	Walt Disney Co.*	99,777,308
		1,301,525,787
	Pharmaceuticals, Biotechnology & Life Sciences - 7.8%
1,227,350	Agilent Technologies, Inc.	126,871,170
3,287,659	AstraZeneca PLC ADR	207,878,679
3,268,738	Bristol-Myers Squibb Co.	168,438,069
2,283,642	Merck & Co., Inc.	234,530,033
2,016,519	Novartis AG ADR	188,705,848
7,626,027	Pfizer, Inc.	233,051,385
		1,159,475,184
	Semiconductors & Semiconductor Equipment - 4.5%
218,073	Broadcom, Inc.	183,480,080
2,823,558	Intel Corp.	103,059,867
2,196,758	Micron Technology, Inc.	146,897,207
1,134,551	QUALCOMM, Inc.	123,654,714
737,718	Texas Instruments, Inc.	104,763,333
		661,855,201
	Software & Services - 10.3%
679,560	Accenture PLC Class A	201,890,480
3,975,186	Cognizant Technology Solutions Corp. Class A	256,280,242
3,148,940	Microsoft Corp.	1,064,688,103
		1,522,858,825
	Technology Hardware & Equipment - 4.6%
2,382,225	Apple, Inc.	406,812,563
5,158,528	Cisco Systems, Inc.	268,914,065
		675,726,628
	Telecommunication Services - 0.7%
2,796,786	Verizon Communications, Inc.	98,251,092
	Transportation - 0.4%
383,117	Ryanair Holdings PLC ADR*	33,599,361
1,425,055	Southwest Airlines Co.	31,678,973
		65,278,334
	Utilities - 5.5%
2,190,385	American Electric Power Co., Inc.	165,461,683
1,190,920	Constellation Energy Corp.	134,478,686
2,047,310	Duke Energy Corp.	181,985,386
3,710,172	Exelon Corp.	144,474,098
2,741,522	Sempra	191,988,786
		818,388,639
	Total Common Stocks (cost $10,734,251,206)	$ 14,618,404,304

The accompanying notes are an integral part of these financial statements.
45

The Hartford Dividend and Growth Fund
Schedule of Investments – (continued)
October 31, 2023

Shares or Principal Amount			Market Value†
SHORT-TERM INVESTMENTS - 0.2%
	Repurchase Agreements - 0.2%
$ 31,437,831	Fixed Income Clearing Corp. Repurchase Agreement dated 10/31/2023 at 5.28%, due on 11/01/2023 with a maturity value of $31,442,442; collateralized by U.S. Treasury Note at 0.75%, maturing 03/31/2026, with a market value of $32,066,597		$ 31,437,831
	Total Short-Term Investments (cost $31,437,831)		$ 31,437,831
	Total Investments (cost $10,765,689,037)	99.1%	$ 14,649,842,135
	Other Assets and Liabilities	0.9%	131,381,775
	Total Net Assets	100.0%	$ 14,781,223,910
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by Hartford Funds Management Company, LLC in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.
Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

*	Non-income producing.
†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of October 31, 2023 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Banks	$ 731,668,749	$ 731,668,749	$ —	$ —
Capital Goods	1,061,752,130	900,495,532	161,256,598	—
Consumer Discretionary Distribution & Retail	458,903,749	458,903,749	—	—
Consumer Staples Distribution & Retail	203,849,983	203,849,983	—	—
Energy	1,347,797,437	1,347,797,437	—	—
Equity Real Estate Investment Trusts (REITs)	413,298,797	413,298,797	—	—
Financial Services	1,018,959,620	1,018,959,620	—	—
Food, Beverage & Tobacco	462,472,402	462,472,402	—	—
Health Care Equipment & Services	1,137,633,125	1,137,633,125	—	—
Household & Personal Products	302,764,648	302,764,648	—	—
Insurance	608,285,879	608,285,879	—	—
Materials	567,658,095	567,658,095	—	—
Media & Entertainment	1,301,525,787	1,301,525,787	—	—
Pharmaceuticals, Biotechnology & Life Sciences	1,159,475,184	1,159,475,184	—	—
Semiconductors & Semiconductor Equipment	661,855,201	661,855,201	—	—
Software & Services	1,522,858,825	1,522,858,825	—	—
Technology Hardware & Equipment	675,726,628	675,726,628	—	—
Telecommunication Services	98,251,092	98,251,092	—	—
Transportation	65,278,334	65,278,334	—	—
Utilities	818,388,639	818,388,639	—	—
Short-Term Investments	31,437,831	—	31,437,831	—
Total	$ 14,649,842,135	$ 14,457,147,706	$ 192,694,429	$ —

(1)	For the year ended October 31, 2023, there were no transfers in and out of Level 3.
The accompanying notes are an integral part of these financial statements.
46

The Hartford Equity Income Fund
Schedule of Investments
October 31, 2023

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.5%
	Banks - 7.4%
939,805	JP Morgan Chase & Co.	$ 130,689,283
584,046	M&T Bank Corp.	65,851,186
6,496,760	New York Community Bancorp, Inc.	61,589,285
3,548,215	Regions Financial Corp.	51,555,564
635,012	Royal Bank of Canada	50,718,536
		360,403,854
	Capital Goods - 8.4%
183,668	Eaton Corp. PLC	38,186,414
678,122	Emerson Electric Co.	60,332,514
340,444	General Dynamics Corp.	82,152,542
227,808	Honeywell International, Inc.	41,748,094
948,838	Johnson Controls International PLC	46,512,039
225,540	L3Harris Technologies, Inc.	40,464,131
569,752	RTX Corp.	46,372,115
377,618	Siemens AG	50,109,474
		405,877,323
	Consumer Discretionary Distribution & Retail - 3.6%
154,190	Home Depot, Inc.	43,896,351
1,024,676	LKQ Corp.	45,003,770
444,510	TJX Cos., Inc.	39,147,996
248,708	Tractor Supply Co.	47,891,212
		175,939,329
	Consumer Durables & Apparel - 1.0%
440,349	Lennar Corp. Class A	46,976,431
	Energy - 9.9%
1,227,466	ConocoPhillips	145,822,961
2,620,111	Coterra Energy, Inc.	72,053,052
300,512	Diamondback Energy, Inc.	48,178,084
1,531,001	Enbridge, Inc.	49,062,689
921,823	EOG Resources, Inc.	116,380,154
416,800	Phillips 66	47,544,376
		479,041,316
	Equity Real Estate Investment Trusts (REITs) - 5.1%
771,407	Crown Castle, Inc. REIT	71,725,423
1,703,187	Gaming & Leisure Properties, Inc. REIT	77,307,658
3,274,450	Host Hotels & Resorts, Inc. REIT	50,688,486
1,686,237	Weyerhaeuser Co. REIT	48,378,139
		248,099,706
	Financial Services - 7.3%
589,135	Ares Management Corp. Class A	58,082,820
1,775,305	Equitable Holdings, Inc.	47,169,854
161,100	Goldman Sachs Group, Inc.	48,911,571
633,894	Intercontinental Exchange, Inc.	68,105,571
782,032	Morgan Stanley	55,383,506
813,968	Raymond James Financial, Inc.	77,685,106
		355,338,428
	Food, Beverage & Tobacco - 7.8%
919,391	Archer-Daniels-Midland Co.	65,800,814
990,634	Kellanova	49,997,298
2,379,132	Keurig Dr Pepper, Inc.	72,159,073
450,882	Pernod Ricard SA	80,065,974
1,237,095	Philip Morris International, Inc.	110,299,390
		378,322,549
	Health Care Equipment & Services - 4.8%
278,795	Becton Dickinson & Co.	70,473,800
140,356	Elevance Health, Inc.	63,172,832
188,929	UnitedHealth Group, Inc.	101,182,815
		234,829,447
	Household & Personal Products - 2.8%
2,563,434	Kenvue, Inc.	47,679,873
1,850,163	Unilever PLC ADR	87,605,218
		135,285,091
Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.5% - (continued)
	Insurance - 4.4%
963,961	American International Group, Inc.	$ 59,100,449
315,976	Chubb Ltd.	67,814,769
1,402,286	MetLife, Inc.	84,151,183
		211,066,401
	Materials - 5.9%
3,533,366	Barrick Gold Corp.	56,463,189
295,611	Celanese Corp. Class A	33,850,416
608,109	LyondellBasell Industries NV Class A	54,875,756
343,811	PPG Industries, Inc.	42,209,676
1,490,515	Rio Tinto PLC ADR	95,899,735
		283,298,772
	Pharmaceuticals, Biotechnology & Life Sciences - 12.9%
974,600	AstraZeneca PLC ADR	61,623,958
999,916	Gilead Sciences, Inc.	78,533,403
664,756	Johnson & Johnson	98,609,905
1,499,888	Merck & Co., Inc.	154,038,498
5,621,616	Pfizer, Inc.	171,796,585
234,803	Roche Holding AG	60,510,978
		625,113,327
	Semiconductors & Semiconductor Equipment - 3.1%
62,587	Broadcom, Inc.	52,658,824
279,235	NXP Semiconductors NV(1)	48,148,491
446,840	QUALCOMM, Inc.	48,701,092
		149,508,407
	Software & Services - 0.8%
507,878	Amdocs Ltd.	40,711,501
	Technology Hardware & Equipment - 4.3%
2,041,238	Cisco Systems, Inc.	106,409,737
1,854,785	Corning, Inc.	49,634,046
440,121	TE Connectivity Ltd.	51,868,260
		207,912,043
	Transportation - 2.0%
430,670	Canadian National Railway Co.	45,568,566
349,290	United Parcel Service, Inc. Class B	49,337,213
		94,905,779
	Utilities - 8.0%
1,012,891	American Electric Power Co., Inc.	76,513,786
641,771	Atmos Energy Corp.	69,093,066
1,261,047	Dominion Energy, Inc.	50,845,415
1,865,099	Exelon Corp.	72,626,955
788,582	NextEra Energy, Inc.	45,974,331
998,433	Sempra	69,920,263
		384,973,816
	Total Common Stocks (cost $4,301,393,339)	$ 4,817,603,520
SHORT-TERM INVESTMENTS - 0.0%
	Repurchase Agreements - 0.0%
$ 1,446,545	Fixed Income Clearing Corp. Repurchase Agreement dated 10/31/2023 at 5.28%, due on 11/01/2023 with a maturity value of $1,446,757; collateralized by U.S. Treasury Note at 0.75%, maturing 03/31/2026, with a market value of $1,475,539	$ 1,446,545
	Securities Lending Collateral - 0.0%
886	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 5.26%	886
2,954	HSBC U.S. Government Money Market Fund, Institutional Class, 5.29%	2,954

The accompanying notes are an integral part of these financial statements.
47

The Hartford Equity Income Fund
Schedule of Investments – (continued)
October 31, 2023

Shares or Principal Amount			Market Value†
SHORT-TERM INVESTMENTS - 0.0% - (continued)
	Securities Lending Collateral - 0.0% - (continued)
886	Invesco Government & Agency Portfolio, Institutional Class, 5.28%		$ 886
886	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 5.26%		886
			5,612
	Total Short-Term Investments (cost $1,452,157)		$ 1,452,157
	Total Investments (cost $4,302,845,496)	99.5%	$ 4,819,055,677
	Other Assets and Liabilities	0.5%	23,669,313
	Total Net Assets	100.0%	$ 4,842,724,990
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by Hartford Funds Management Company, LLC in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.
Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

(1)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.
†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of October 31, 2023 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Banks	$ 360,403,854	$ 360,403,854	$ —	$ —
Capital Goods	405,877,323	355,767,849	50,109,474	—
Consumer Discretionary Distribution & Retail	175,939,329	175,939,329	—	—
Consumer Durables & Apparel	46,976,431	46,976,431	—	—
Energy	479,041,316	479,041,316	—	—
Equity Real Estate Investment Trusts (REITs)	248,099,706	248,099,706	—	—
Financial Services	355,338,428	355,338,428	—	—
Food, Beverage & Tobacco	378,322,549	298,256,575	80,065,974	—
Health Care Equipment & Services	234,829,447	234,829,447	—	—
Household & Personal Products	135,285,091	135,285,091	—	—
Insurance	211,066,401	211,066,401	—	—
Materials	283,298,772	283,298,772	—	—
Pharmaceuticals, Biotechnology & Life Sciences	625,113,327	564,602,349	60,510,978	—
Semiconductors & Semiconductor Equipment	149,508,407	149,508,407	—	—
Software & Services	40,711,501	40,711,501	—	—
Technology Hardware & Equipment	207,912,043	207,912,043	—	—
Transportation	94,905,779	94,905,779	—	—
Utilities	384,973,816	384,973,816	—	—
Short-Term Investments	1,452,157	5,612	1,446,545	—
Total	$ 4,819,055,677	$ 4,626,922,706	$ 192,132,971	$ —

(1)	For the year ended October 31, 2023, there were no transfers in and out of Level 3.
The accompanying notes are an integral part of these financial statements.
48

The Hartford Growth Opportunities Fund
Schedule of Investments
October 31, 2023

Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.8%
	Automobiles & Components - 0.5%
1,149,069	Rivian Automotive, Inc. Class A*	$ 18,637,899
	Capital Goods - 2.2%
298,272	Airbus SE	39,991,160
226,855	Axon Enterprise, Inc.*	46,389,579
		86,380,739
	Commercial & Professional Services - 2.5%
1,193,532	Copart, Inc.*	51,942,513
191,839	Paycom Software, Inc.	46,994,800
		98,937,313
	Consumer Discretionary Distribution & Retail - 9.8%
2,587,052	Amazon.com, Inc.*	344,310,751
342,880	Ross Stores, Inc.	39,763,793
171,581	Tory Burch LLC*(1)(2)	5,672,467
		389,747,011
	Consumer Durables & Apparel - 1.2%
82,430	Deckers Outdoor Corp.*	49,215,656
	Consumer Services - 1.0%
806,834	Las Vegas Sands Corp.	38,292,342
	Energy - 1.0%
225,527	Cheniere Energy, Inc.	37,532,203
	Financial Services - 4.2%
1,333,434	Block, Inc.*	53,670,718
1,243,368	Tradeweb Markets, Inc. Class A	111,915,554
		165,586,272
	Food, Beverage & Tobacco - 1.0%
809,931	Monster Beverage Corp.*	41,387,474
	Health Care Equipment & Services - 9.7%
255,850	Align Technology, Inc.*	47,227,351
673,247	Dexcom, Inc.*	59,804,531
233,736	Insulet Corp.*	30,986,382
357,659	Intuitive Surgical, Inc.*	93,785,343
143,887	UnitedHealth Group, Inc.	77,060,122
408,107	Veeva Systems, Inc. Class A*	78,646,300
		387,510,029
	Household & Personal Products - 0.9%
396,715	elf Beauty, Inc.*	36,747,710
	Materials - 1.0%
204,653	Vulcan Materials Co.	40,212,268
	Media & Entertainment - 17.8%
2,451,908	Alphabet, Inc. Class A*	304,232,745
726,690	Liberty Media Corp.-Liberty Formula One Class C*	47,009,576
635,951	Meta Platforms, Inc. Class A*	191,592,958
282,479	Netflix, Inc.*	116,293,779
301,565	Spotify Technology SA*	49,685,849
		708,814,907
	Pharmaceuticals, Biotechnology & Life Sciences - 8.0%
312,344	Eli Lilly & Co.	173,016,712
891,492	Exact Sciences Corp.*	54,906,992
150,020	United Therapeutics Corp.*	33,433,457
160,694	Vertex Pharmaceuticals, Inc.*	58,188,905
		319,546,066
	Real Estate Management & Development - 1.5%
800,341	CoStar Group, Inc.*	58,753,033
	Semiconductors & Semiconductor Equipment - 11.9%
717,097	ARM Holdings PLC ADR*(3)	35,345,711
179,741	Broadcom, Inc.	151,228,685
Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.8% - (continued)
	Semiconductors & Semiconductor Equipment - 11.9% - (continued)
603,028	Micron Technology, Inc.	$ 40,324,482
606,363	NVIDIA Corp.	247,274,832
		474,173,710
	Software & Services - 17.8%
547,695	Microsoft Corp.	185,181,156
877,134	Oracle Corp.	90,695,656
20,599	Rubicon Earnout Shares*(1)(2)	1,710
274,647	Rubicon Technologies, Inc.*(3)	455,914
2,197,165	Rubicon TRA Placeholder*(1)(2)	263,660
542,998	Salesforce, Inc.*	109,050,288
163,950	ServiceNow, Inc.*	95,394,308
1,349,238	Shopify, Inc. Class A*	63,670,541
346,525	Snowflake, Inc. Class A*	50,291,173
532,485	Workday, Inc. Class A*	112,732,399
		707,736,805
	Technology Hardware & Equipment - 1.3%
2,042,728	Flex Ltd.*	52,538,964
	Transportation - 2.5%
170,753	FedEx Corp.	40,997,795
1,314,020	Uber Technologies, Inc.*	56,870,786
		97,868,581
	Total Common Stocks (cost $3,349,218,496)	$ 3,809,618,982
CONVERTIBLE PREFERRED STOCKS - 0.4%
	Software & Services - 0.4%
5,668,755	Essence Group Holdings Corp. Series 3*(1)(2)(4)	$ 8,729,883
743,470	Lookout, Inc. Series F*(1)(2)(4)	6,661,491
	Total Convertible Preferred Stocks (cost $17,456,734)	$ 15,391,374
EXCHANGE-TRADED FUNDS - 1.7%
	Other Investment Pools & Funds - 1.7%
270,058	iShares Russell 1000 Growth ETF	$ 70,784,903
	Total Exchange-Traded Funds (cost $70,728,220)	$ 70,784,903
	Total Long-Term Investments (cost $3,437,403,450)	$ 3,895,795,259
SHORT-TERM INVESTMENTS - 1.3%
	Repurchase Agreements - 0.4%
$ 17,473,927	Fixed Income Clearing Corp. Repurchase Agreement dated 10/31/2023 at 5.28%, due on 11/01/2023 with a maturity value of $17,476,490; collateralized by U.S. Treasury Note at 0.75%, maturing 03/31/2026, with a market value of $17,823,463	$ 17,473,927
	Securities Lending Collateral - 0.9%
5,272,824	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 5.26%(5)	5,272,824
17,576,080	HSBC U.S. Government Money Market Fund, Institutional Class, 5.29%(5)	17,576,080

The accompanying notes are an integral part of these financial statements.
49

The Hartford Growth Opportunities Fund
Schedule of Investments – (continued)
October 31, 2023

Shares or Principal Amount			Market Value†
SHORT-TERM INVESTMENTS - 1.3% - (continued)
	Securities Lending Collateral - 0.9% - (continued)
5,272,824	Invesco Government & Agency Portfolio, Institutional Class, 5.28%(5)		$ 5,272,824
5,272,824	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 5.26%(5)		5,272,824
			33,394,552
	Total Short-Term Investments (cost $50,868,479)		$ 50,868,479
	Total Investments (cost $3,488,271,929)	99.2%	$ 3,946,663,738
	Other Assets and Liabilities	0.8%	30,660,479
	Total Net Assets	100.0%	$ 3,977,324,217
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by Hartford Funds Management Company, LLC in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.
Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

*	Non-income producing.
(1)	Investment in securities not registered under the Securities Act of 1933 (excluding securities acquired pursuant to Rule 144A and Regulation S). At the end of the period, the value of such restricted securities amounted to $21,329,211 or 0.5% of net assets.

Period Acquired	Security Name	Shares/ Par Value	Total Cost	Market Value
05/2014	Essence Group Holdings Corp. Series 3 Convertible Preferred	5,668,755	$ 8,964,002	$ 8,729,883
07/2014	Lookout, Inc. Series F Convertible Preferred	743,470	8,492,732	6,661,491
09/2015	Rubicon Earnout Shares	20,599	—	1,710
09/2015	Rubicon TRA Placeholder	2,197,165	—	263,660
11/2013	Tory Burch LLC	171,581	13,447,917	5,672,467
			$ 30,904,651	$ 21,329,211

(2)	Investment valued using significant unobservable inputs.
(3)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.
(4)	Currently no rate available.
(5)	Current yield as of period end.
†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.
50

The Hartford Growth Opportunities Fund
Schedule of Investments – (continued)
October 31, 2023

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of October 31, 2023 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Automobiles & Components	$ 18,637,899	$ 18,637,899	$ —	$ —
Capital Goods	86,380,739	46,389,579	39,991,160	—
Commercial & Professional Services	98,937,313	98,937,313	—	—
Consumer Discretionary Distribution & Retail	389,747,011	384,074,544	—	5,672,467
Consumer Durables & Apparel	49,215,656	49,215,656	—	—
Consumer Services	38,292,342	38,292,342	—	—
Energy	37,532,203	37,532,203	—	—
Financial Services	165,586,272	165,586,272	—	—
Food, Beverage & Tobacco	41,387,474	41,387,474	—	—
Health Care Equipment & Services	387,510,029	387,510,029	—	—
Household & Personal Products	36,747,710	36,747,710	—	—
Materials	40,212,268	40,212,268	—	—
Media & Entertainment	708,814,907	708,814,907	—	—
Pharmaceuticals, Biotechnology & Life Sciences	319,546,066	319,546,066	—	—
Real Estate Management & Development	58,753,033	58,753,033	—	—
Semiconductors & Semiconductor Equipment	474,173,710	474,173,710	—	—
Software & Services	707,736,805	707,471,435	—	265,370
Technology Hardware & Equipment	52,538,964	52,538,964	—	—
Transportation	97,868,581	97,868,581	—	—
Convertible Preferred Stocks	15,391,374	—	—	15,391,374
Exchange-Traded Funds	70,784,903	70,784,903	—	—
Short-Term Investments	50,868,479	33,394,552	17,473,927	—
Total	$ 3,946,663,738	$ 3,867,869,440	$ 57,465,087	$ 21,329,211

(1)	For the year ended October 31, 2023, there were no transfers in and out of Level 3.
Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2023 is not presented.
The accompanying notes are an integral part of these financial statements.
51

The Hartford Healthcare Fund
Schedule of Investments
October 31, 2023

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.4%
	Biotechnology - 16.5%
250,653	Abcam PLC ADR*	$ 5,744,967
191,937	Alkermes PLC*	4,642,956
36,496	Alnylam Pharmaceuticals, Inc.*	5,540,093
87,270	Apellis Pharmaceuticals, Inc.*	4,246,558
17,294	Argenx SE ADR*	8,120,743
59,818	Ascendis Pharma AS ADR*	5,342,345
48,729	Biogen, Inc.*	11,575,087
46,916	Blueprint Medicines Corp.*	2,761,476
102,660	Bridgebio Pharma, Inc.*	2,673,266
106,154	Celldex Therapeutics, Inc.*	2,496,742
112,596	Crinetics Pharmaceuticals, Inc.*	3,297,937
119,939	Cytokinetics, Inc.*	4,181,073
85,220	Exact Sciences Corp.*	5,248,700
15,359	Genmab AS*	4,341,726
123,535	Genus PLC	3,213,490
67,433	Gilead Sciences, Inc.	5,296,188
68,484	Immunocore Holdings PLC ADR*	3,040,690
228,391	ImmunoGen, Inc.*	3,393,890
19,716	Karuna Therapeutics, Inc.*	3,284,883
115,928	Merus NV*	2,331,312
35,588	Moderna, Inc.*	2,703,264
59,800	Morphic Holding, Inc.*	1,193,010
36,392	Prothena Corp. PLC*	1,326,852
89,179	PTC Therapeutics, Inc.*	1,672,106
15,166	Regeneron Pharmaceuticals, Inc.*	11,827,812
159,846	Revolution Medicines, Inc.*	3,164,951
214,123	Roivant Sciences Ltd.*	1,850,023
108,654	Sage Therapeutics, Inc.*	2,035,089
34,109	Sarepta Therapeutics, Inc.*	2,295,877
16,932	Seagen, Inc.*	3,603,299
238,000	Sichuan Kelun-Biotech Biopharmaceutical Co. Ltd.*	2,536,146
131,550	Syndax Pharmaceuticals, Inc.*	1,852,224
61,105	Ultragenyx Pharmaceutical, Inc.*	2,163,117
36,090	United Therapeutics Corp.*	8,043,017
62,895	Vaxcyte, Inc.*	3,025,249
170,094	Veracyte, Inc.*	3,524,348
78,607	Vertex Pharmaceuticals, Inc.*	28,464,381
67,435	Xenon Pharmaceuticals, Inc.*	2,090,485
89,515	Zai Lab Ltd. ADR*(1)	2,255,778
		176,401,150
	Environmental & Facilities Services - 0.4%
66,280	Veralto Corp.*	4,573,320
	Health Care Distributors - 1.8%
106,106	Cencora, Inc.	19,645,526
	Health Care Equipment - 14.6%
192,014	Abbott Laboratories	18,154,924
41,208	Becton Dickinson & Co.	10,416,558
541,084	Boston Scientific Corp.*	27,698,090
162,180	Dexcom, Inc.*	14,406,449
48,924	DiaSorin SpA	4,384,684
263,495	Edwards Lifesciences Corp.*	16,789,902
132,183	Hologic, Inc.*	8,746,549
84,452	Inari Medical, Inc.*	5,127,081
10,200	Inspire Medical Systems, Inc.*	1,501,032
53,170	Insulet Corp.*	7,048,747
38,846	QuidelOrtho Corp.*	2,372,714
31,909	Shockwave Medical, Inc.*	6,581,550
64,820	Smith & Nephew PLC	725,408
103,727	Stryker Corp.	28,029,110
27,292	Teleflex, Inc.	5,042,197
		157,024,995
Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.4% - (continued)
	Health Care Facilities - 4.5%
130,103	Acadia Healthcare Co., Inc.*	$ 9,563,871
154,026	Encompass Health Corp.	9,635,867
105,542	HCA Healthcare, Inc.	23,867,268
203,216	Surgery Partners, Inc.*	4,700,386
		47,767,392
	Health Care Services - 3.3%
68,977	Addus HomeCare Corp.*	5,442,285
381,802	agilon health, Inc.*(1)	6,872,436
62,956	Guardant Health, Inc.*	1,629,301
55,753	Laboratory Corp. of America Holdings	11,135,547
191,260	Option Care Health, Inc.*	5,303,640
240,442	Privia Health Group, Inc.*	5,054,091
		35,437,300
	Life Sciences Tools & Services - 11.4%
137,653	Agilent Technologies, Inc.	14,229,191
212,510	Avantor, Inc.*	3,704,049
58,568	Bio-Techne Corp.	3,199,570
197,175	Danaher Corp.	37,861,543
61,750	ICON PLC*	15,064,530
80,461	Illumina, Inc.*	8,804,043
42,140	Repligen Corp.*	5,670,358
11,661	Tecan Group AG	3,356,040
53,160	Thermo Fisher Scientific, Inc.	23,643,973
27,356	Waters Corp.*	6,525,227
		122,058,524
	Managed Health Care - 16.3%
384,867	Centene Corp.*	26,548,126
2,966,075	Hapvida Participacoes e Investimentos SA*(2)	2,170,837
63,174	Humana, Inc.	33,083,592
62,538	Molina Healthcare, Inc.*	20,822,027
172,661	UnitedHealth Group, Inc.	92,470,325
		175,094,907
	Pharmaceuticals - 30.6%
206,734	Aclaris Therapeutics, Inc.*	1,029,535
335,322	AstraZeneca PLC ADR	21,202,410
163,310	Bristol-Myers Squibb Co.	8,415,364
329,700	Chugai Pharmaceutical Co. Ltd.	9,777,770
525,325	Daiichi Sankyo Co. Ltd.	13,545,081
182,795	Eisai Co. Ltd.	9,684,172
499,573	Elanco Animal Health, Inc.*	4,401,238
173,153	Eli Lilly & Co.	95,914,641
369,773	GSK PLC	6,591,855
604,676	Merck & Co., Inc.	62,100,225
88,118	Novartis AG	8,249,568
78,700	Otsuka Holdings Co. Ltd.	2,647,936
1,369,250	Pfizer, Inc.	41,844,280
17,699	Sandoz Group AG*	460,156
67,015	Structure Therapeutics, Inc. ADR*	4,979,215
107,159	UCB SA	7,837,609
210,948	Verona Pharma PLC ADR*	2,942,725
168,861	Zoetis, Inc.	26,511,177
		328,134,957
	Total Common Stocks (cost $893,243,029)	$ 1,066,138,071

The accompanying notes are an integral part of these financial statements.
52

The Hartford Healthcare Fund
Schedule of Investments – (continued)
October 31, 2023

Shares or Principal Amount			Market Value†
RIGHTS - 0.0%
	Health Care Equipment - 0.0%
7,416	Abiomed, Inc. CVR*(3)(4)		$ 7,564
	Total Rights (cost $7,564)		$ 7,564
	Total Long-Term Investments (cost $893,250,593)		$ 1,066,145,635
SHORT-TERM INVESTMENTS - 0.3%
	Repurchase Agreements - 0.1%
$ 1,384,347	Fixed Income Clearing Corp. Repurchase Agreement dated 10/31/2023 at 5.28%, due on 11/01/2023 with a maturity value of $1,384,550; collateralized by U.S. Treasury Note at 0.75%, maturing 03/31/2026, with a market value of $1,412,051		$ 1,384,347
	Securities Lending Collateral - 0.2%
238,693	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 5.26%(5)		238,693
795,645	HSBC U.S. Government Money Market Fund, Institutional Class, 5.29%(5)		795,645
238,694	Invesco Government & Agency Portfolio, Institutional Class, 5.28%(5)		238,694
238,694	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 5.26%(5)		238,694
			1,511,726
	Total Short-Term Investments (cost $2,896,073)		$ 2,896,073
	Total Investments (cost $896,146,666)	99.7%	$ 1,069,041,708
	Other Assets and Liabilities	0.3%	3,286,206
	Total Net Assets	100.0%	$ 1,072,327,914
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by Hartford Funds Management Company, LLC in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.
Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

*	Non-income producing.
(1)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.
(2)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At October 31, 2023, the aggregate value of this security was $2,170,837, representing 0.2% of net assets.
(3)	Investment valued using significant unobservable inputs.
(4)	Currently no expiration date available.
(5)	Current yield as of period end.
†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of October 31, 2023 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Biotechnology	$ 176,401,150	$ 166,309,788	$ 10,091,362	$ —
Environmental & Facilities Services	4,573,320	4,573,320	—	—
Health Care Distributors	19,645,526	19,645,526	—	—
Health Care Equipment	157,024,995	151,914,903	5,110,092	—
Health Care Facilities	47,767,392	47,767,392	—	—
Health Care Services	35,437,300	35,437,300	—	—
Life Sciences Tools & Services	122,058,524	118,702,484	3,356,040	—
Managed Health Care	175,094,907	175,094,907	—	—
Pharmaceuticals	328,134,957	269,800,966	58,333,991	—
Rights	7,564	—	—	7,564
Short-Term Investments	2,896,073	1,511,726	1,384,347	—
Total	$ 1,069,041,708	$ 990,758,312	$ 78,275,832	$ 7,564

(1)	For the year ended October 31, 2023, there were no transfers in and out of Level 3.
Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2023 is not presented.
The accompanying notes are an integral part of these financial statements.
53

The Hartford MidCap Fund
Schedule of Investments
October 31, 2023

Shares or Principal Amount		Market Value†
COMMON STOCKS - 100.0%
	Automobiles & Components - 1.6%
724,598	BorgWarner, Inc.	$ 26,737,666
540,133	Visteon Corp.*	62,185,512
		88,923,178
	Banks - 0.5%
242,642	M&T Bank Corp.	27,357,885
	Capital Goods - 13.1%
449,596	Axon Enterprise, Inc.*	91,937,886
462,606	Builders FirstSource, Inc.*	50,202,003
959,514	Fortive Corp.	62,637,074
966,100	Graco, Inc.	71,829,535
341,721	IDEX Corp.	65,408,817
997,290	Ingersoll Rand, Inc.	60,515,557
289,679	Lennox International, Inc.	107,337,657
324,918	Lincoln Electric Holdings, Inc.	56,795,666
239,779	Middleby Corp.*	27,063,856
189,278	Watsco, Inc.	66,037,201
741,549	Westinghouse Air Brake Technologies Corp.	78,619,025
		738,384,277
	Commercial & Professional Services - 3.3%
995,269	Ceridian HCM Holding, Inc.*	63,707,169
2,299,091	Genpact Ltd.	77,111,512
475,661	Robert Half, Inc.	35,565,173
276,825	TransUnion	12,147,081
		188,530,935
	Consumer Discretionary Distribution & Retail - 2.3%
1,027,144	CarMax, Inc.*	62,748,227
1,738,428	Chewy, Inc. Class A*	33,603,813
240,570	Floor & Decor Holdings, Inc. Class A*	19,822,968
488,302	Valvoline, Inc.	14,487,921
		130,662,929
	Consumer Durables & Apparel - 4.0%
147,808	Deckers Outdoor Corp.*	88,250,244
21,701	NVR, Inc.*	117,459,267
459,665	YETI Holdings, Inc.*	19,544,956
		225,254,467
	Consumer Services - 3.8%
631,505	Choice Hotels International, Inc.	69,781,303
3,141,876	DraftKings, Inc. Class A*	86,778,615
560,762	Hyatt Hotels Corp. Class A	57,444,459
		214,004,377
	Consumer Staples Distribution & Retail - 0.8%
669,746	BJ's Wholesale Club Holdings, Inc.*	45,623,097
	Energy - 5.8%
2,162,697	Coterra Energy, Inc.	59,474,167
3,094,999	Marathon Oil Corp.	84,524,423
1,577,740	Ovintiv, Inc.	75,731,520
1,302,973	Targa Resources Corp.	108,941,573
		328,671,683
	Equity Real Estate Investment Trusts (REITs) - 0.8%
256,871	Lamar Advertising Co. Class A, REIT	21,132,777
523,371	Rexford Industrial Realty, Inc. REIT	22,630,562
		43,763,339
	Financial Services - 8.1%
212,878	Credit Acceptance Corp.*(1)	85,668,494
464,456	Hamilton Lane, Inc. Class A	39,070,039
3,705,769	Nuvei Corp.(2)	51,473,131
1,962,066	Shift4 Payments, Inc. Class A*	87,351,178
Shares or Principal Amount		Market Value†
COMMON STOCKS - 100.0% - (continued)
	Financial Services - 8.1% - (continued)
952,680	Tradeweb Markets, Inc. Class A	$ 85,750,727
655,417	WEX, Inc.*	109,113,822
		458,427,391
	Food, Beverage & Tobacco - 0.9%
609,649	Post Holdings, Inc.*	48,942,622
	Health Care Equipment & Services - 8.6%
696,179	Acadia Healthcare Co., Inc.*	51,176,118
4,635,961	agilon health, Inc.*(1)	83,447,298
1,875,608	Inari Medical, Inc.*	113,868,162
207,748	Molina Healthcare, Inc.*	69,169,697
370,731	Shockwave Medical, Inc.*	76,466,976
470,300	Veeva Systems, Inc. Class A*	90,631,513
		484,759,764
	Insurance - 2.9%
78,061	Markel Group, Inc.*	114,790,261
426,828	W R Berkley Corp.	28,776,744
15,589	White Mountains Insurance Group Ltd.	22,303,962
		165,870,967
	Materials - 2.6%
529,620	Ball Corp.	25,501,203
237,884	Celanese Corp. Class A	27,240,097
1,847,312	Element Solutions, Inc.	33,676,498
1,394,805	Graphic Packaging Holding Co.	30,002,255
842,147	Silgan Holdings, Inc.	33,736,409
		150,156,462
	Media & Entertainment - 1.6%
80,697	Cable One, Inc.	44,372,859
704,213	Pinterest, Inc. Class A*	21,041,885
399,462	Roku, Inc.*	23,795,951
		89,210,695
	Pharmaceuticals, Biotechnology & Life Sciences - 14.3%
316,117	Alnylam Pharmaceuticals, Inc.*	47,986,561
2,176,420	Apellis Pharmaceuticals, Inc.*	105,904,597
1,026,915	Bio-Techne Corp.	56,100,366
1,483,366	Exact Sciences Corp.*	91,360,512
288,149	ICON PLC*	70,296,830
597,523	Jazz Pharmaceuticals PLC*	75,897,372
7,138	Mettler-Toledo International, Inc.*	7,032,358
662,130	Neurocrine Biosciences, Inc.*	73,456,702
2,295,135	PTC Therapeutics, Inc.*	43,033,781
414,853	Repligen Corp.*	55,822,620
652,646	Sarepta Therapeutics, Inc.*	43,929,602
1,520,523	Ultragenyx Pharmaceutical, Inc.*	53,826,514
380,340	United Therapeutics Corp.*	84,762,572
		809,410,387
	Semiconductors & Semiconductor Equipment - 3.9%
320,593	First Solar, Inc.*	45,668,473
168,897	Lattice Semiconductor Corp.*	9,392,362
610,271	MKS Instruments, Inc.	40,070,394
134,836	Monolithic Power Systems, Inc.	59,562,454
199,510	Onto Innovation, Inc.*	22,418,939
370,405	Rambus, Inc.*	20,124,104
258,926	Silicon Laboratories, Inc.*	23,867,799
		221,104,525
	Software & Services - 13.6%
265,977	ANSYS, Inc.*	74,010,760
107,862	CyberArk Software Ltd.*	17,650,538
1,178,693	Datadog, Inc. Class A*	96,028,119
2,223,273	Dynatrace, Inc.*	99,402,536
119,589	Fair Isaac Corp.*	101,156,747

The accompanying notes are an integral part of these financial statements.
54

The Hartford MidCap Fund
Schedule of Investments – (continued)
October 31, 2023

Shares or Principal Amount		Market Value†
COMMON STOCKS - 100.0% - (continued)
	Software & Services - 13.6% - (continued)
223,480	HubSpot, Inc.*	$ 94,704,120
3,486,312	Informatica, Inc. Class A*	66,867,464
303,222	MongoDB, Inc.*	104,487,269
142,314	PTC, Inc.*	19,983,732
149,419	Splunk, Inc.*	21,988,500
362,167	VeriSign, Inc.*	72,310,263
		768,590,048
	Technology Hardware & Equipment - 1.9%
241,009	CDW Corp.	48,298,203
194,851	F5, Inc.*	29,537,463
1,086,965	Flex Ltd.*	27,956,740
		105,792,406
	Transportation - 4.7%
740,438	Expeditors International of Washington, Inc.	80,892,851
387,000	JB Hunt Transport Services, Inc.	66,513,690
1,099,985	Knight-Swift Transportation Holdings, Inc.	53,778,267
1,343,723	U-Haul Holding Co.	63,437,163
		264,621,971
	Utilities - 0.9%
255,904	Atmos Energy Corp.	27,550,625
990,166	NiSource, Inc.	24,912,576
		52,463,201
	Total Common Stocks (cost $4,992,805,886)	$ 5,650,526,606
SHORT-TERM INVESTMENTS - 0.1%
	Repurchase Agreements - 0.0%
$ 1,095,378	Fixed Income Clearing Corp. Repurchase Agreement dated 10/31/2023 at 5.28%, due on 11/01/2023 with a maturity value of $1,095,539; collateralized by U.S. Treasury Note at 0.75%, maturing 03/31/2026, with a market value of $1,117,288	$ 1,095,378
	Securities Lending Collateral - 0.1%
553,785	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 5.26%(3)	553,785
1,845,950	HSBC U.S. Government Money Market Fund, Institutional Class, 5.29%(3)	1,845,950
Shares or Principal Amount			Market Value†
SHORT-TERM INVESTMENTS - 0.1% - (continued)
	Securities Lending Collateral - 0.1% - (continued)
553,785	Invesco Government & Agency Portfolio, Institutional Class, 5.28%(3)		$ 553,785
553,785	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 5.26%(3)		553,785
			3,507,305
	Total Short-Term Investments (cost $4,602,683)		$ 4,602,683
	Total Investments (cost $4,997,408,569)	100.1%	$ 5,655,129,289
	Other Assets and Liabilities	(0.1)%	(4,681,728)
	Total Net Assets	100.0%	$ 5,650,447,561
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by Hartford Funds Management Company, LLC in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.
Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

*	Non-income producing.
(1)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.
(2)	Affiliated Issuer.
(3)	Current yield as of period end.
†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.
55

The Hartford MidCap Fund
Schedule of Investments – (continued)
October 31, 2023

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of October 31, 2023 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Automobiles & Components	$ 88,923,178	$ 88,923,178	$ —	$ —
Banks	27,357,885	27,357,885	—	—
Capital Goods	738,384,277	738,384,277	—	—
Commercial & Professional Services	188,530,935	188,530,935	—	—
Consumer Discretionary Distribution & Retail	130,662,929	130,662,929	—	—
Consumer Durables & Apparel	225,254,467	225,254,467	—	—
Consumer Services	214,004,377	214,004,377	—	—
Consumer Staples Distribution & Retail	45,623,097	45,623,097	—	—
Energy	328,671,683	328,671,683	—	—
Equity Real Estate Investment Trusts (REITs)	43,763,339	43,763,339	—	—
Financial Services	458,427,391	458,427,391	—	—
Food, Beverage & Tobacco	48,942,622	48,942,622	—	—
Health Care Equipment & Services	484,759,764	484,759,764	—	—
Insurance	165,870,967	165,870,967	—	—
Materials	150,156,462	150,156,462	—	—
Media & Entertainment	89,210,695	89,210,695	—	—
Pharmaceuticals, Biotechnology & Life Sciences	809,410,387	809,410,387	—	—
Semiconductors & Semiconductor Equipment	221,104,525	221,104,525	—	—
Software & Services	768,590,048	768,590,048	—	—
Technology Hardware & Equipment	105,792,406	105,792,406	—	—
Transportation	264,621,971	264,621,971	—	—
Utilities	52,463,201	52,463,201	—	—
Short-Term Investments	4,602,683	3,507,305	1,095,378	—
Total	$ 5,655,129,289	$ 5,654,033,911	$ 1,095,378	$ —

(1)	For the year ended October 31, 2023, there were no transfers in and out of Level 3.
The accompanying notes are an integral part of these financial statements.
56

The Hartford MidCap Value Fund
Schedule of Investments
October 31, 2023

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.1%
	Automobiles & Components - 3.6%
545,895	Gentex Corp.	$ 15,656,269
700,127	Goodyear Tire & Rubber Co.*	8,331,511
63,202	Visteon Corp.*	7,276,446
		31,264,226
	Banks - 7.9%
415,706	Cadence Bank	8,804,653
204,841	M&T Bank Corp.	23,095,823
1,950,581	New York Community Bancorp, Inc.	18,491,508
151,105	SouthState Corp.	9,988,041
348,331	Synovus Financial Corp.	9,080,989
		69,461,014
	Capital Goods - 11.8%
265,296	AerCap Holdings NV*	16,480,188
91,428	Builders FirstSource, Inc.*	9,921,767
53,814	Curtiss-Wright Corp.	10,698,761
227,034	Fortune Brands Innovations, Inc.	12,668,497
204,545	Howmet Aerospace, Inc.	9,020,435
87,523	John Bean Technologies Corp.	9,104,142
35,253	L3Harris Technologies, Inc.	6,324,741
130,768	Middleby Corp.*	14,759,784
143,568	Westinghouse Air Brake Technologies Corp.	15,221,079
		104,199,394
	Commercial & Professional Services - 1.7%
147,462	Leidos Holdings, Inc.	14,616,434
	Consumer Discretionary Distribution & Retail - 1.0%
79,070	Ross Stores, Inc.	9,169,748
	Consumer Durables & Apparel - 2.6%
85,812	Lennar Corp. Class A	9,154,424
427,678	Steven Madden Ltd.	14,023,562
		23,177,986
	Consumer Services - 3.2%
321,099	International Game Technology PLC	8,162,337
88,101	Planet Fitness, Inc. Class A*	4,869,342
211,536	Wyndham Hotels & Resorts, Inc.	15,315,206
		28,346,885
	Consumer Staples Distribution & Retail - 4.0%
156,715	Dollar Tree, Inc.*	17,409,469
459,907	U.S. Foods Holding Corp.*	17,908,779
		35,318,248
	Energy - 7.1%
631,134	Cenovus Energy, Inc.	12,042,037
600,595	Coterra Energy, Inc.	16,516,363
118,964	Diamondback Energy, Inc.	19,072,308
532,233	Marathon Oil Corp.	14,535,283
		62,165,991
	Equity Real Estate Investment Trusts (REITs) - 7.6%
478,845	Essential Properties Realty Trust, Inc. REIT	10,510,648
328,260	Gaming & Leisure Properties, Inc. REIT	14,899,721
875,747	Kimco Realty Corp. REIT	15,710,901
240,339	UDR, Inc. REIT	7,645,184
216,248	Welltower, Inc. REIT	18,080,495
		66,846,949
	Financial Services - 3.2%
89,429	Ares Management Corp. Class A	8,816,805
20,692	FleetCor Technologies, Inc.*	4,659,218
223,838	Voya Financial, Inc.	14,945,663
		28,421,686
	Food, Beverage & Tobacco - 1.4%
261,015	Tyson Foods, Inc. Class A	12,098,045
Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.1% - (continued)
	Health Care Equipment & Services - 9.1%
287,771	Centene Corp.*	$ 19,850,444
330,713	Dentsply Sirona, Inc.	10,056,982
127,747	Encompass Health Corp.	7,991,852
86,456	ICU Medical, Inc.*	8,477,875
341,481	Integra LifeSciences Holdings Corp.*	12,279,657
41,727	Molina Healthcare, Inc.*	13,893,005
40,783	Teleflex, Inc.	7,534,659
		80,084,474
	Insurance - 9.4%
3,517,620	Aegon Ltd.	16,990,105
147,682	Allstate Corp.	18,922,495
64,803	Arthur J Gallagher & Co.	15,260,458
39,149	Everest Group Ltd.	15,488,127
411,740	Kemper Corp.	16,420,191
		83,081,376
	Materials - 6.3%
115,001	Celanese Corp. Class A	13,168,764
230,264	FMC Corp.	12,250,045
469,097	Huntsman Corp.	10,944,033
170,020	Ingevity Corp.*	6,848,406
49,344	Reliance Steel & Aluminum Co.	12,552,127
		55,763,375
	Media & Entertainment - 3.5%
422,311	Cargurus, Inc.*	7,276,418
107,601	Electronic Arts, Inc.	13,319,928
149,743	Match Group, Inc.*	5,181,108
349,702	ZoomInfo Technologies, Inc.*	4,532,138
		30,309,592
	Semiconductors & Semiconductor Equipment - 4.4%
111,458	Cirrus Logic, Inc.*	7,459,884
167,415	MKS Instruments, Inc.	10,992,469
160,779	ON Semiconductor Corp.*	10,071,196
125,807	Synaptics, Inc.*	10,525,014
		39,048,563
	Technology Hardware & Equipment - 4.3%
82,201	F5, Inc.*	12,460,849
523,858	Flex Ltd.*	13,473,628
300,699	Lumentum Holdings, Inc.*	11,790,408
		37,724,885
	Transportation - 1.8%
327,097	Knight-Swift Transportation Holdings, Inc.	15,991,772
	Utilities - 5.2%
268,209	Alliant Energy Corp.	13,085,917
118,147	Atmos Energy Corp.	12,719,706
213,230	Evergy, Inc.	10,478,122
139,861	Sempra	9,794,466
		46,078,211
	Total Common Stocks (cost $838,863,692)	$ 873,168,854

The accompanying notes are an integral part of these financial statements.
57

The Hartford MidCap Value Fund
Schedule of Investments – (continued)
October 31, 2023

Shares or Principal Amount			Market Value†
SHORT-TERM INVESTMENTS - 0.1%
	Repurchase Agreements - 0.1%
$ 439,502	Fixed Income Clearing Corp. Repurchase Agreement dated 10/31/2023 at 5.28%, due on 11/01/2023 with a maturity value of $439,566; collateralized by U.S. Treasury Note at 0.75%, maturing 03/31/2026, with a market value of $448,312		$ 439,502
	Total Short-Term Investments (cost $439,502)		$ 439,502
	Total Investments (cost $839,303,194)	99.2%	$ 873,608,356
	Other Assets and Liabilities	0.8%	7,046,960
	Total Net Assets	100.0%	$ 880,655,316
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by Hartford Funds Management Company, LLC in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.
Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

*	Non-income producing.
†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of October 31, 2023 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Automobiles & Components	$ 31,264,226	$ 31,264,226	$ —	$ —
Banks	69,461,014	69,461,014	—	—
Capital Goods	104,199,394	104,199,394	—	—
Commercial & Professional Services	14,616,434	14,616,434	—	—
Consumer Discretionary Distribution & Retail	9,169,748	9,169,748	—	—
Consumer Durables & Apparel	23,177,986	23,177,986	—	—
Consumer Services	28,346,885	28,346,885	—	—
Consumer Staples Distribution & Retail	35,318,248	35,318,248	—	—
Energy	62,165,991	62,165,991	—	—
Equity Real Estate Investment Trusts (REITs)	66,846,949	66,846,949	—	—
Financial Services	28,421,686	28,421,686	—	—
Food, Beverage & Tobacco	12,098,045	12,098,045	—	—
Health Care Equipment & Services	80,084,474	80,084,474	—	—
Insurance	83,081,376	83,081,376	—	—
Materials	55,763,375	55,763,375	—	—
Media & Entertainment	30,309,592	30,309,592	—	—
Semiconductors & Semiconductor Equipment	39,048,563	39,048,563	—	—
Technology Hardware & Equipment	37,724,885	37,724,885	—	—
Transportation	15,991,772	15,991,772	—	—
Utilities	46,078,211	46,078,211	—	—
Short-Term Investments	439,502	—	439,502	—
Total	$ 873,608,356	$ 873,168,854	$ 439,502	$ —

(1)	For the year ended October 31, 2023, there were no transfers in and out of Level 3.
The accompanying notes are an integral part of these financial statements.
58

The Hartford Small Cap Growth Fund
Schedule of Investments
October 31, 2023

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.5%
	Automobiles & Components - 2.7%
51,445	Fox Factory Holding Corp.*	$ 4,191,224
16,067	Patrick Industries, Inc.	1,207,435
40,565	Visteon Corp.*	4,670,249
		10,068,908
	Banks - 1.1%
66,525	Synovus Financial Corp.	1,734,307
38,740	Triumph Financial, Inc.	2,411,565
		4,145,872
	Capital Goods - 14.6%
37,406	Ameresco, Inc. Class A*	978,167
37,587	Applied Industrial Technologies, Inc.	5,769,980
108,479	AZEK Co., Inc.*	2,842,150
27,950	Boise Cascade Co.	2,620,312
29,320	Chart Industries, Inc.*	3,407,864
19,856	Comfort Systems USA, Inc.	3,610,814
19,536	Curtiss-Wright Corp.	3,883,952
121,504	Fluor Corp.*	4,044,868
73,602	FTAI Aviation Ltd.	2,768,171
15,339	Herc Holdings, Inc.	1,638,052
371,444	Hillman Solutions Corp.*	2,436,673
24,790	ITT, Inc.	2,314,147
43,583	John Bean Technologies Corp.	4,533,504
56,752	Rush Enterprises, Inc. Class A	2,019,236
183,408	Shoals Technologies Group, Inc. Class A*	2,817,147
48,734	SPX Technologies, Inc.*	3,904,568
65,052	WillScot Mobile Mini Holdings Corp.*	2,563,699
109,475	Zurn Elkay Water Solutions Corp. Class C	2,896,708
		55,050,012
	Commercial & Professional Services - 6.8%
11,035	CACI International, Inc. Class A*	3,583,727
33,661	Casella Waste Systems, Inc. Class A*	2,539,722
30,973	Ceridian HCM Holding, Inc.*	1,982,582
21,029	Clean Harbors, Inc.*	3,231,526
84,339	ExlService Holdings, Inc.*	2,202,091
14,573	Insperity, Inc.	1,542,406
29,439	KBR, Inc.	1,711,878
10,618	Tetra Tech, Inc.	1,602,362
20,784	TriNet Group, Inc.*	2,135,556
266,824	Verra Mobility Corp.*	5,275,111
		25,806,961
	Consumer Discretionary Distribution & Retail - 1.0%
16,181	Burlington Stores, Inc.*	1,958,387
26,891	Etsy, Inc.*	1,675,309
		3,633,696
	Consumer Durables & Apparel - 3.3%
39,439	Century Communities, Inc.	2,425,499
38,723	Crocs, Inc.*	3,458,738
41,975	SharkNinja, Inc.*(1)	1,752,876
112,414	VF Corp.	1,655,858
79,216	YETI Holdings, Inc.*	3,368,264
		12,661,235
	Consumer Services - 4.7%
21,785	Duolingo, Inc.*	3,181,699
156,821	European Wax Center, Inc. Class A*(1)	2,316,246
40,817	Texas Roadhouse, Inc.	4,144,558
19,508	Wingstop, Inc.	3,565,477
62,626	Wyndham Hotels & Resorts, Inc.	4,534,123
		17,742,103
	Energy - 5.8%
52,477	Cactus, Inc. Class A	2,463,270
23,600	Chord Energy Corp.	3,901,552
18,247	Gulfport Energy Corp.*	2,255,512
73,714	Helmerich & Payne, Inc.	2,916,863
Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.5% - (continued)
	Energy - 5.8% - (continued)
200,101	Magnolia Oil & Gas Corp. Class A	$ 4,492,267
73,468	SM Energy Co.	2,962,230
31,141	Weatherford International PLC*	2,898,916
		21,890,610
	Equity Real Estate Investment Trusts (REITs) - 1.7%
110,814	Phillips Edison & Co., Inc. REIT	3,912,842
29,196	Ryman Hospitality Properties, Inc. REIT	2,499,178
		6,412,020
	Financial Services - 4.5%
280,177	MGIC Investment Corp.	4,718,181
106,953	Remitly Global, Inc.*	2,880,244
27,423	Shift4 Payments, Inc. Class A*	1,220,872
47,988	StepStone Group, Inc. Class A	1,358,061
64,614	Stifel Financial Corp.	3,682,998
19,782	WEX, Inc.*	3,293,307
		17,153,663
	Food, Beverage & Tobacco - 1.4%
7,477	Boston Beer Co., Inc. Class A*	2,496,944
50,016	Freshpet, Inc.*	2,870,918
		5,367,862
	Health Care Equipment & Services - 9.9%
64,084	AtriCure, Inc.*	2,219,870
69,933	Encompass Health Corp.	4,375,008
54,578	Ensign Group, Inc.	5,272,235
36,947	Glaukos Corp.*	2,519,785
47,639	Haemonetics Corp.*	4,060,272
61,751	HealthEquity, Inc.*	4,426,312
45,931	Inari Medical, Inc.*	2,788,471
13,159	Inspire Medical Systems, Inc.*	1,936,478
31,153	iRhythm Technologies, Inc.*	2,446,134
34,932	Lantheus Holdings, Inc.*	2,256,607
10,841	Novocure Ltd.*	144,185
73,502	Owens & Minor, Inc.*	1,053,284
24,101	QuidelOrtho Corp.*	1,472,089
88,119	RadNet, Inc.*	2,375,688
		37,346,418
	Household & Personal Products - 1.2%
48,281	elf Beauty, Inc.*	4,472,269
	Insurance - 0.6%
21,615	Selective Insurance Group, Inc.	2,250,338
	Materials - 3.8%
141,302	Axalta Coating Systems Ltd.*	3,706,351
72,518	Cabot Corp.	4,820,997
215,342	Livent Corp.*(1)	3,141,840
52,825	Louisiana-Pacific Corp.	2,708,866
		14,378,054
	Media & Entertainment - 1.9%
104,159	Bumble, Inc. Class A*	1,399,897
206,184	Eventbrite, Inc. Class A*	1,707,203
24,739	Ziff Davis, Inc.*	1,495,720
186,477	ZoomInfo Technologies, Inc.*	2,416,742
		7,019,562
	Pharmaceuticals, Biotechnology & Life Sciences - 10.4%
161,450	Aclaris Therapeutics, Inc.*	804,021
129,107	Alkermes PLC*	3,123,098
21,469	Apogee Therapeutics, Inc.*	368,837
53,175	Blueprint Medicines Corp.*	3,129,881
60,128	Celldex Therapeutics, Inc.*	1,414,211
80,432	Crinetics Pharmaceuticals, Inc.*	2,355,853
162,870	Cytek Biosciences, Inc.*	685,683
59,245	Cytokinetics, Inc.*	2,065,281
75,051	Denali Therapeutics, Inc.*	1,413,210

The accompanying notes are an integral part of these financial statements.
59

The Hartford Small Cap Growth Fund
Schedule of Investments – (continued)
October 31, 2023

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.5% - (continued)
	Pharmaceuticals, Biotechnology & Life Sciences - 10.4% - (continued)
524,484	Geron Corp.*	$ 996,520
101,683	ImmunoGen, Inc.*	1,511,009
23,966	Intellia Therapeutics, Inc.*	600,348
60,328	Intra-Cellular Therapies, Inc.*	3,001,921
26,675	Ionis Pharmaceuticals, Inc.*	1,180,902
39,305	Kymera Therapeutics, Inc.*	458,689
16,918	MoonLake Immunotherapeutics*(1)	876,522
37,492	Morphic Holding, Inc.*	747,965
28,823	Nuvalent, Inc. Class A*	1,501,390
30,854	Prothena Corp. PLC*	1,124,937
36,269	RayzeBio, Inc.*	703,619
91,514	Revance Therapeutics, Inc.*	722,045
81,116	Revolution Medicines, Inc.*	1,606,097
24,800	Rocket Pharmaceuticals, Inc.*	448,880
34,239	Sage Therapeutics, Inc.*	641,296
14,626	Structure Therapeutics, Inc. ADR*	1,086,712
31,614	Ultragenyx Pharmaceutical, Inc.*	1,119,136
62,697	Vaxcyte, Inc.*	3,015,726
76,885	Ventyx Biosciences, Inc.*	1,108,682
63,430	Veracyte, Inc.*	1,314,270
		39,126,741
	Semiconductors & Semiconductor Equipment - 4.5%
17,067	Axcelis Technologies, Inc.*	2,176,043
31,936	Cirrus Logic, Inc.*	2,137,476
93,625	Credo Technology Group Holding Ltd.*	1,331,348
28,564	MKS Instruments, Inc.	1,875,512
28,690	Onto Innovation, Inc.*	3,223,895
46,839	Power Integrations, Inc.	3,247,348
53,060	Rambus, Inc.*	2,882,750
		16,874,372
	Software & Services - 12.9%
45,379	Agilysys, Inc.*	3,893,065
63,562	Alarm.com Holdings, Inc.*	3,249,926
40,635	Altair Engineering, Inc. Class A*	2,524,246
48,380	Blackbaud, Inc.*	3,164,052
58,303	Braze, Inc. Class A*	2,482,542
56,580	DoubleVerify Holdings, Inc.*	1,574,621
190,381	EngageSmart, Inc.*	4,312,130
27,227	Five9, Inc.*	1,575,626
155,033	Grid Dynamics Holdings, Inc.*	1,572,035
33,782	Guidewire Software, Inc.*	3,044,772
76,006	Intapp, Inc.*	2,599,405
23,580	Perficient, Inc.*	1,372,120
162,012	PowerSchool Holdings, Inc. Class A*	3,227,279
20,351	Rapid7, Inc.*	946,118
121,850	Sprinklr, Inc. Class A*	1,655,941
63,962	Sprout Social, Inc. Class A*	2,768,275
18,192	SPS Commerce, Inc.*	2,916,905
120,519	Squarespace, Inc. Class A*	3,423,945
26,098	Workiva, Inc.*	2,272,875
		48,575,878
	Technology Hardware & Equipment - 4.7%
34,552	Fabrinet *	5,355,560
31,255	Insight Enterprises, Inc.*	4,478,841
9,539	Littelfuse, Inc.	2,066,815
27,827	Novanta, Inc.*	3,674,834
8,378	Super Micro Computer, Inc.*	2,006,280
		17,582,330
	Total Common Stocks (cost $346,679,857)	$ 367,558,904
Shares or Principal Amount			Market Value†
EXCHANGE-TRADED FUNDS - 1.3%
	Other Investment Pools & Funds - 1.3%
23,670	iShares Russell 2000 Growth ETF (1)		$ 4,899,453
	Total Exchange-Traded Funds (cost $5,035,197)		$ 4,899,453
	Total Long-Term Investments (cost $351,715,054)		$ 372,458,357
SHORT-TERM INVESTMENTS - 1.6%
	Repurchase Agreements - 0.2%
$ 969,804	Fixed Income Clearing Corp. Repurchase Agreement dated 10/31/2023 at 5.28%, due on 11/01/2023 with a maturity value of $969,946; collateralized by U.S. Treasury Note at 0.75%, maturing 03/31/2026, with a market value of $989,225		$ 969,804
	Securities Lending Collateral - 1.4%
810,253	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 5.26%(2)		810,253
2,700,845	HSBC U.S. Government Money Market Fund, Institutional Class, 5.29%(2)		2,700,845
810,254	Invesco Government & Agency Portfolio, Institutional Class, 5.28%(2)		810,254
810,254	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 5.26%(2)		810,254
			5,131,606
	Total Short-Term Investments (cost $6,101,410)		$ 6,101,410
	Total Investments (cost $357,816,464)	100.4%	$ 378,559,767
	Other Assets and Liabilities	(0.4)%	(1,632,325)
	Total Net Assets	100.0%	$ 376,927,442
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

*	Non-income producing.
(1)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.
(2)	Current yield as of period end.
†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.
60

The Hartford Small Cap Growth Fund
Schedule of Investments – (continued)
October 31, 2023

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of October 31, 2023 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Automobiles & Components	$ 10,068,908	$ 10,068,908	$ —	$ —
Banks	4,145,872	4,145,872	—	—
Capital Goods	55,050,012	55,050,012	—	—
Commercial & Professional Services	25,806,961	25,806,961	—	—
Consumer Discretionary Distribution & Retail	3,633,696	3,633,696	—	—
Consumer Durables & Apparel	12,661,235	12,661,235	—	—
Consumer Services	17,742,103	17,742,103	—	—
Energy	21,890,610	21,890,610	—	—
Equity Real Estate Investment Trusts (REITs)	6,412,020	6,412,020	—	—
Financial Services	17,153,663	17,153,663	—	—
Food, Beverage & Tobacco	5,367,862	5,367,862	—	—
Health Care Equipment & Services	37,346,418	37,346,418	—	—
Household & Personal Products	4,472,269	4,472,269	—	—
Insurance	2,250,338	2,250,338	—	—
Materials	14,378,054	14,378,054	—	—
Media & Entertainment	7,019,562	7,019,562	—	—
Pharmaceuticals, Biotechnology & Life Sciences	39,126,741	39,126,741	—	—
Semiconductors & Semiconductor Equipment	16,874,372	16,874,372	—	—
Software & Services	48,575,878	48,575,878	—	—
Technology Hardware & Equipment	17,582,330	17,582,330	—	—
Exchange-Traded Funds	4,899,453	4,899,453	—	—
Short-Term Investments	6,101,410	5,131,606	969,804	—
Total	$ 378,559,767	$ 377,589,963	$ 969,804	$ —

(1)	For the year ended October 31, 2023, there were no transfers in and out of Level 3.
The accompanying notes are an integral part of these financial statements.
61

Hartford Small Cap Value Fund
Schedule of Investments
October 31, 2023

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.6%
	Automobiles & Components - 1.7%
65,794	Phinia, Inc.	$ 1,702,749
	Banks - 15.7%
49,523	Bank OZK	1,773,418
98,149	Cadence Bank	2,078,796
89,636	Columbia Banking System, Inc.	1,763,140
96,673	First Hawaiian, Inc.	1,733,347
73,497	First Interstate BancSystem, Inc. Class A	1,695,576
142,741	FNB Corp.	1,525,901
95,686	Home BancShares, Inc.	1,956,779
86,442	Pacific Premier Bancorp, Inc.	1,642,398
84,644	Sandy Spring Bancorp, Inc.	1,730,970
		15,900,325
	Capital Goods - 9.0%
49,183	Air Lease Corp.	1,703,207
77,392	Kennametal, Inc.	1,788,529
18,379	McGrath RentCorp	1,848,927
132,909	REV Group, Inc.	1,892,624
85,419	Spirit AeroSystems Holdings, Inc. Class A*	1,930,470
		9,163,757
	Commercial & Professional Services - 5.7%
175,092	CoreCivic, Inc.*	2,223,669
2,525	Deluxe Corp.	43,051
64,681	Loomis AB	1,680,233
77,298	MillerKnoll, Inc.	1,816,503
		5,763,456
	Consumer Discretionary Distribution & Retail - 3.1%
160,421	Gap, Inc.	2,053,389
42,613	Monro, Inc.	1,057,654
		3,111,043
	Consumer Durables & Apparel - 8.5%
24,687	Carter's, Inc.	1,657,979
17,462	Helen of Troy Ltd.*	1,716,864
35,487	Kontoor Brands, Inc.	1,648,371
56,639	Steven Madden Ltd.	1,857,193
32,331	Sturm Ruger & Co., Inc.	1,789,521
		8,669,928
	Consumer Services - 6.0%
36,944	Adtalem Global Education, Inc.*	1,913,699
28,864	Cracker Barrel Old Country Store, Inc.	1,915,415
53,886	H&R Block, Inc.	2,212,020
		6,041,134
	Energy - 5.2%
74,810	DMC Global, Inc.*	1,417,649
231,227	Select Water Solutions, Inc.	1,720,329
162,836	Subsea 7 SA ADR	2,128,267
		5,266,245
	Equity Real Estate Investment Trusts (REITs) - 3.0%
114,105	Pebblebrook Hotel Trust REIT	1,361,273
326,211	Piedmont Office Realty Trust, Inc. Class A, REIT	1,699,559
		3,060,832
	Financial Services - 8.9%
51,633	Bread Financial Holdings, Inc.	1,395,640
91,622	Navient Corp.	1,457,706
76,240	PRA Group, Inc.*	938,514
54,295	PROG Holdings, Inc.*	1,487,140
84,981	Radian Group, Inc.	2,153,419
174,160	Rithm Capital Corp. REIT	1,624,913
		9,057,332
	Health Care Equipment & Services - 5.6%
32,785	Globus Medical, Inc. Class A*	1,498,603
31,144	Omnicell, Inc.*	1,106,858
Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.6% - (continued)
	Health Care Equipment & Services - 5.6% - (continued)
53,792	Premier, Inc. Class A	$ 1,033,882
152,354	Veradigm, Inc.*	2,009,549
		5,648,892
	Household & Personal Products - 3.3%
45,569	Edgewell Personal Care Co.	1,590,358
57,392	Energizer Holdings, Inc.	1,812,439
		3,402,797
	Insurance - 6.7%
33,383	Kemper Corp.	1,331,314
255,949	Lancashire Holdings Ltd.	1,767,009
113,127	ProAssurance Corp.	1,923,159
178,738	SiriusPoint Ltd.*	1,760,569
		6,782,051
	Materials - 2.5%
37,995	Compass Minerals International, Inc.	936,197
121,739	Mativ Holdings, Inc.	1,594,781
		2,530,978
	Media & Entertainment - 1.4%
361,050	National CineMedia, Inc.*(1)	1,411,705
	Pharmaceuticals, Biotechnology & Life Sciences - 2.9%
49,035	Halozyme Therapeutics, Inc.*	1,660,815
44,891	Pacira BioSciences, Inc.*	1,268,620
		2,929,435
	Semiconductors & Semiconductor Equipment - 3.2%
54,450	Ichor Holdings Ltd.*	1,320,957
35,298	Silicon Motion Technology Corp. ADR*	1,891,267
		3,212,224
	Software & Services - 4.3%
156,384	Adeia, Inc.	1,318,317
21,321	InterDigital, Inc.	1,604,405
173,781	Xperi, Inc.*	1,475,401
		4,398,123
	Utilities - 1.9%
34,744	Spire, Inc.	1,932,809
	Total Common Stocks (cost $103,641,426)	$ 99,985,815
EXCHANGE-TRADED FUNDS - 0.7%
	Other Investment Pools & Funds - 0.7%
5,913	iShares Russell 2000 Value ETF	$ 753,316
	Total Exchange-Traded Funds (cost $759,558)	$ 753,316
	Total Long-Term Investments (cost $104,400,984)	$ 100,739,131
SHORT-TERM INVESTMENTS - 0.2%
	Repurchase Agreements - 0.2%
$ 185,690	Fixed Income Clearing Corp. Repurchase Agreement dated 10/31/2023 at 5.28%, due on 11/01/2023 with a maturity value of $185,717; collateralized by U.S. Treasury Note at 0.75%, maturing 03/31/2026, with a market value of $189,465	$ 185,690
	Securities Lending Collateral - 0.0%
6,000	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 5.26%(2)	6,000
20,000	HSBC U.S. Government Money Market Fund, Institutional Class, 5.29%(2)	20,000

The accompanying notes are an integral part of these financial statements.
62

Hartford Small Cap Value Fund
Schedule of Investments – (continued)
October 31, 2023

Shares or Principal Amount			Market Value†
SHORT-TERM INVESTMENTS - 0.2% - (continued)
	Securities Lending Collateral - 0.0% - (continued)
6,000	Invesco Government & Agency Portfolio, Institutional Class, 5.28%(2)		$ 6,000
6,000	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 5.26%(2)		6,000
			38,000
	Total Short-Term Investments (cost $223,690)		$ 223,690
	Total Investments (cost $104,624,674)	99.5%	$ 100,962,821
	Other Assets and Liabilities	0.5%	483,208
	Total Net Assets	100.0%	$ 101,446,029
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by Hartford Funds Management Company, LLC in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.
Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.
*	Non-income producing.
(1)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.
(2)	Current yield as of period end.
†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of October 31, 2023 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Automobiles & Components	$ 1,702,749	$ 1,702,749	$ —	$ —
Banks	15,900,325	15,900,325	—	—
Capital Goods	9,163,757	9,163,757	—	—
Commercial & Professional Services	5,763,456	4,083,223	1,680,233	—
Consumer Discretionary Distribution & Retail	3,111,043	3,111,043	—	—
Consumer Durables & Apparel	8,669,928	8,669,928	—	—
Consumer Services	6,041,134	6,041,134	—	—
Energy	5,266,245	5,266,245	—	—
Equity Real Estate Investment Trusts (REITs)	3,060,832	3,060,832	—	—
Financial Services	9,057,332	9,057,332	—	—
Health Care Equipment & Services	5,648,892	5,648,892	—	—
Household & Personal Products	3,402,797	3,402,797	—	—
Insurance	6,782,051	6,782,051	—	—
Materials	2,530,978	2,530,978	—	—
Media & Entertainment	1,411,705	1,411,705	—	—
Pharmaceuticals, Biotechnology & Life Sciences	2,929,435	2,929,435	—	—
Semiconductors & Semiconductor Equipment	3,212,224	3,212,224	—	—
Software & Services	4,398,123	4,398,123	—	—
Utilities	1,932,809	1,932,809	—	—
Exchange-Traded Funds	753,316	753,316	—	—
Short-Term Investments	223,690	38,000	185,690	—
Total	$ 100,962,821	$ 99,096,898	$ 1,865,923	$ —

(1)	For the year ended October 31, 2023, there were no transfers in and out of Level 3.
The accompanying notes are an integral part of these financial statements.
63

The Hartford Small Company Fund
Schedule of Investments
October 31, 2023

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.5%
	Automobiles & Components - 1.0%
45,059	Visteon Corp.*	$ 5,187,643
	Banks - 0.9%
229,545	Cadence Bank	4,861,763
	Capital Goods - 16.0%
25,954	Acuity Brands, Inc.	4,203,769
146,437	Ameresco, Inc. Class A*	3,829,328
94,344	Applied Industrial Technologies, Inc.	14,482,747
339,443	AZEK Co., Inc.*	8,893,407
42,387	Comfort Systems USA, Inc.	7,708,076
47,941	Curtiss-Wright Corp.	9,531,150
359,855	Fluor Corp.*	11,979,573
40,701	Middleby Corp.*	4,593,922
157,161	Rush Enterprises, Inc. Class A	5,591,788
420,195	Shoals Technologies Group, Inc. Class A*	6,454,195
335,273	Zurn Elkay Water Solutions Corp. Class C	8,871,324
		86,139,279
	Commercial & Professional Services - 7.3%
211,530	Aris Water Solutions, Inc. Class A	1,766,276
82,874	Casella Waste Systems, Inc. Class A*	6,252,843
367,666	ExlService Holdings, Inc.*	9,599,759
80,895	TriNet Group, Inc.*	8,311,961
689,628	Verra Mobility Corp.*	13,633,946
		39,564,785
	Consumer Discretionary Distribution & Retail - 1.9%
58,337	Boot Barn Holdings, Inc.*	4,054,422
152,329	Global-e Online Ltd.*	5,348,271
26,907	Tory Burch LLC*(1)(2)	889,560
		10,292,253
	Consumer Durables & Apparel - 3.6%
65,881	Crocs, Inc.*	5,884,491
136,803	Skyline Champion Corp.*	8,020,760
128,977	YETI Holdings, Inc.*	5,484,102
		19,389,353
	Consumer Services - 6.7%
125,705	Boyd Gaming Corp.	6,945,201
26,547	Duolingo, Inc.*	3,877,189
229,358	European Wax Center, Inc. Class A*	3,387,618
164,710	H&R Block, Inc.	6,761,346
75,869	Wingstop, Inc.	13,866,577
150,337	WW International, Inc.*	1,175,635
		36,013,566
	Energy - 5.8%
189,454	Cactus, Inc. Class A	8,892,971
46,477	Chord Energy Corp.	7,683,578
132,999	Seadrill Ltd.*	5,256,120
329,938	Viper Energy Partners LP(3)	9,396,634
		31,229,303
	Equity Real Estate Investment Trusts (REITs) - 3.1%
232,621	Phillips Edison & Co., Inc. REIT	8,213,847
101,218	Ryman Hospitality Properties, Inc. REIT	8,664,261
		16,878,108
	Financial Services - 2.0%
259,391	Hannon Armstrong Sustainable Infrastructure Capital, Inc. REIT(3)	4,445,962
80,505	PJT Partners, Inc. Class A	6,308,372
		10,754,334
	Food, Beverage & Tobacco - 2.8%
62,282	Celsius Holdings, Inc.*	9,472,469
130,945	TreeHouse Foods, Inc.*	5,459,097
		14,931,566
Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.5% - (continued)
	Health Care Equipment & Services - 10.8%
80,074	Acadia Healthcare Co., Inc.*	$ 5,886,240
229,139	Cross Country Healthcare, Inc.*	5,306,859
105,432	Glaukos Corp.*	7,190,462
110,930	Haemonetics Corp.*	9,454,564
85,892	HealthEquity, Inc.*	6,156,739
107,035	Inari Medical, Inc.*	6,498,095
37,395	Inspire Medical Systems, Inc.*	5,503,048
20,883	Lantheus Holdings, Inc.*	1,349,042
191,535	PROCEPT BioRobotics Corp.*(3)	5,131,223
28,990	Shockwave Medical, Inc.*	5,979,477
		58,455,749
	Household & Personal Products - 1.8%
104,106	elf Beauty, Inc.*	9,643,339
	Insurance - 1.1%
591,659	SiriusPoint Ltd.*	5,827,841
	Materials - 3.0%
168,079	Cabot Corp.	11,173,892
352,600	Livent Corp.*(3)	5,144,434
		16,318,326
	Media & Entertainment - 3.9%
201,857	Cargurus, Inc.*	3,477,996
188,680	Criteo SA ADR*	5,333,984
764,960	Eventbrite, Inc. Class A*	6,333,869
93,675	Ziff Davis, Inc.*	5,663,590
		20,809,439
	Pharmaceuticals, Biotechnology & Life Sciences - 10.6%
280,402	Aclaris Therapeutics, Inc.*	1,396,402
40,492	Akero Therapeutics, Inc.*	482,665
226,775	Amicus Therapeutics, Inc.*	2,487,722
66,339	Apellis Pharmaceuticals, Inc.*	3,228,056
14,414	Ascendis Pharma AS ADR*	1,287,314
54,511	Blueprint Medicines Corp.*	3,208,517
56,918	Celldex Therapeutics, Inc.*	1,338,711
126,491	Crinetics Pharmaceuticals, Inc.*	3,704,921
94,450	Cytokinetics, Inc.*	3,292,527
243,525	Immatics NV*	1,862,966
54,796	Immunocore Holdings PLC ADR*	2,432,942
94,599	ImmunoGen, Inc.*	1,405,741
62,864	Intellia Therapeutics, Inc.*	1,574,743
111,214	Intra-Cellular Therapies, Inc.*	5,534,009
63,677	Kymera Therapeutics, Inc.*	743,111
80,852	Merus NV*	1,625,934
54,928	Morphic Holding, Inc.*	1,095,814
39,767	Prothena Corp. PLC*	1,449,905
76,575	PTC Therapeutics, Inc.*	1,435,781
76,281	Revance Therapeutics, Inc.*	601,857
88,776	Revolution Medicines, Inc.*	1,757,765
210,330	Rocket Pharmaceuticals, Inc.*	3,806,973
40,920	Structure Therapeutics, Inc. ADR*	3,040,356
102,944	Syndax Pharmaceuticals, Inc.*	1,449,452
88,923	Vaxcyte, Inc.*	4,277,196
30,782	Ventyx Biosciences, Inc.*	443,876
167,039	Verona Pharma PLC ADR*	2,330,194
		57,295,450
	Semiconductors & Semiconductor Equipment - 2.7%
48,589	MKS Instruments, Inc.	3,190,353
37,935	SiTime Corp.*	3,785,913
61,380	Synaptics, Inc.*	5,135,051
18,733	Universal Display Corp.	2,607,259
		14,718,576
	Software & Services - 10.3%
206,338	Clearwater Analytics Holdings, Inc. Class A*	3,730,591
42,144	CyberArk Software Ltd.*	6,896,444

The accompanying notes are an integral part of these financial statements.
64

The Hartford Small Company Fund
Schedule of Investments – (continued)
October 31, 2023

Shares or Principal Amount			Market Value†
COMMON STOCKS - 98.5% - (continued)
	Software & Services - 10.3% - (continued)
289,493	DoubleVerify Holdings, Inc.*		$ 8,056,590
105,283	Five9, Inc.*		6,092,727
95,864	Intapp, Inc.*		3,278,549
376,420	Jamf Holding Corp.*		6,045,305
29,088	Manhattan Associates, Inc.*		5,671,578
445,142	PowerSchool Holdings, Inc. Class A*		8,867,229
52,204	RingCentral, Inc. Class A*		1,387,583
131,268	Sprout Social, Inc. Class A*		5,681,279
			55,707,875
	Technology Hardware & Equipment - 3.2%
210,186	Calix, Inc.*		6,961,360
54,768	ePlus, Inc.*		3,423,000
51,712	Novanta, Inc.*		6,829,087
			17,213,447
	Total Common Stocks (cost $543,020,566)		$ 531,231,995
EXCHANGE-TRADED FUNDS - 0.4%
	Other Investment Pools & Funds - 0.4%
9,728	iShares Russell 2000 Growth ETF		$ 2,013,599
	Total Exchange-Traded Funds (cost $2,083,492)		$ 2,013,599
	Total Long-Term Investments (cost $545,104,058)		$ 533,245,594
SHORT-TERM INVESTMENTS - 0.8%
	Repurchase Agreements - 0.3%
$ 1,306,893	Fixed Income Clearing Corp. Repurchase Agreement dated 10/31/2023 at 5.28%, due on 11/01/2023 with a maturity value of $1,307,085; collateralized by U.S. Treasury Note at 0.75%, maturing 03/31/2026, with a market value of $1,333,055		$ 1,306,893
	Securities Lending Collateral - 0.5%
449,595	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 5.26%(4)		449,595
1,498,650	HSBC U.S. Government Money Market Fund, Institutional Class, 5.29%(4)		1,498,650
449,595	Invesco Government & Agency Portfolio, Institutional Class, 5.28%(4)		449,595
449,595	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 5.26%(4)		449,595
			2,847,435
	Total Short-Term Investments (cost $4,154,328)		$ 4,154,328
	Total Investments (cost $549,258,386)	99.7%	$ 537,399,922
	Other Assets and Liabilities	0.3%	1,871,694
	Total Net Assets	100.0%	$ 539,271,616
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by Hartford Funds Management Company, LLC in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.
Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

*	Non-income producing.
(1)	Investment in securities not registered under the Securities Act of 1933 (excluding securities acquired pursuant to Rule 144A and Regulation S). At the end of the period, the value of such restricted securities amounted to $889,560 or 0.2% of net assets.

Period Acquired	Security Name	Shares/ Par Value	Total Cost	Market Value
11/2013	Tory Burch LLC	26,907	$ 2,108,912	$ 889,560

(2)	Investment valued using significant unobservable inputs.
(3)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.
(4)	Current yield as of period end.
†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.
65

The Hartford Small Company Fund
Schedule of Investments – (continued)
October 31, 2023

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of October 31, 2023 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Automobiles & Components	$ 5,187,643	$ 5,187,643	$ —	$ —
Banks	4,861,763	4,861,763	—	—
Capital Goods	86,139,279	86,139,279	—	—
Commercial & Professional Services	39,564,785	39,564,785	—	—
Consumer Discretionary Distribution & Retail	10,292,253	9,402,693	—	889,560
Consumer Durables & Apparel	19,389,353	19,389,353	—	—
Consumer Services	36,013,566	36,013,566	—	—
Energy	31,229,303	31,229,303	—	—
Equity Real Estate Investment Trusts (REITs)	16,878,108	16,878,108	—	—
Financial Services	10,754,334	10,754,334	—	—
Food, Beverage & Tobacco	14,931,566	14,931,566	—	—
Health Care Equipment & Services	58,455,749	58,455,749	—	—
Household & Personal Products	9,643,339	9,643,339	—	—
Insurance	5,827,841	5,827,841	—	—
Materials	16,318,326	16,318,326	—	—
Media & Entertainment	20,809,439	20,809,439	—	—
Pharmaceuticals, Biotechnology & Life Sciences	57,295,450	57,295,450	—	—
Semiconductors & Semiconductor Equipment	14,718,576	14,718,576	—	—
Software & Services	55,707,875	55,707,875	—	—
Technology Hardware & Equipment	17,213,447	17,213,447	—	—
Exchange-Traded Funds	2,013,599	2,013,599	—	—
Short-Term Investments	4,154,328	2,847,435	1,306,893	—
Total	$ 537,399,922	$ 535,203,469	$ 1,306,893	$ 889,560

(1)	For the year ended October 31, 2023, there were no transfers in and out of Level 3.
Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2023 is not presented.
The accompanying notes are an integral part of these financial statements.
66

Hartford Domestic Equity Funds
GLOSSARY: (abbreviations used in preceding Schedules of Investments)

Other Abbreviations:
ADR	American Depositary Receipt
CVR	Contingent Value Rights
ETF	Exchange-Traded Fund
REIT	Real Estate Investment Trust
67

Hartford Domestic Equity Funds
 Statements of Assets and Liabilities
October 31, 2023

	The Hartford Capital Appreciation Fund	Hartford Core Equity Fund	The Hartford Dividend and Growth Fund	The Hartford Equity Income Fund	The Hartford Growth Opportunities Fund	The Hartford Healthcare Fund
Assets:
Investments in securities, at market value(1)	$ 5,109,755,923	$ 8,663,871,992	$ 14,618,404,304	$ 4,817,609,132	$ 3,929,189,811	$ 1,067,657,361
Repurchase agreements	26,311,779	16,165,769	31,437,831	1,446,545	17,473,927	1,384,347
Cash	101,155,651	61,837,265	120,346,830	5,621,867	66,869,302	5,310,107
Cash collateral due from broker on futures contracts	7,459,200	—	—	—	—	—
Cash collateral held for securities on loan	303,967	—	—	295	1,757,608	79,565
Foreign currency	1,841,905	—	1,804,898	415	—	378,305
Receivables:
Investment securities sold	21,272,665	6,394,100	—	28,721,988	72,526,361	68,796
Fund shares sold	3,194,629	14,347,698	23,372,424	7,372,496	2,625,763	388,893
Dividends and interest	2,777,234	7,265,241	11,767,872	1,925,196	2,563	416,614
Securities lending income	2,379	—	—	3,891	23,142	747
Variation margin on futures contracts	654,897	—	—	—	—	—
Tax reclaims	550,819	—	5,181,858	1,796,346	55,282	368,774
Other assets	82,380	125,236	214,172	122,224	78,771	41,456
Total assets	5,275,363,428	8,770,007,301	14,812,530,189	4,864,620,395	4,090,602,530	1,076,094,965
Liabilities:
Obligation to return securities lending collateral	6,079,332	—	—	5,907	35,152,160	1,591,291
Payables:
Investment securities purchased	14,448,905	4,329,076	—	10,884,810	70,728,220	—
Fund shares redeemed	6,424,267	40,187,716	21,421,129	7,550,614	4,055,875	1,023,200
Investment management fees	3,044,762	2,532,820	7,655,030	2,574,828	2,450,795	819,213
Transfer agent fees	875,076	936,731	1,445,985	587,030	615,407	211,463
Accounting services fees	70,574	115,718	195,081	64,962	54,355	15,912
Board of Directors' fees	21,990	36,722	57,498	19,384	16,465	4,921
Distribution fees	169,611	128,116	208,486	91,128	102,918	34,794
Accrued expenses	149,154	223,992	323,070	116,742	102,118	66,257
Total liabilities	31,283,671	48,490,891	31,306,279	21,895,405	113,278,313	3,767,051
Net assets	$ 5,244,079,757	$ 8,721,516,410	$ 14,781,223,910	$ 4,842,724,990	$ 3,977,324,217	$ 1,072,327,914
Summary of Net Assets:
Capital stock and paid-in-capital	$ 4,688,719,103	$ 5,529,626,686	$ 10,812,903,003	$ 4,052,337,221	$ 4,318,176,215	$ 924,251,293
Distributable earnings (loss)	555,360,654	3,191,889,724	3,968,320,907	790,387,769	(340,851,998)	148,076,621
Net assets	$ 5,244,079,757	$ 8,721,516,410	$ 14,781,223,910	$ 4,842,724,990	$ 3,977,324,217	$ 1,072,327,914
Shares authorized	1,540,000,000	825,000,000	1,405,000,000	825,000,000	19,850,000,000	485,000,000
Par value	$ 0.0010	$ 0.0010	$ 0.0010	$ 0.0010	$ 0.0001	$ 0.0010
Class A: Net asset value per share	$ 34.17	$ 41.56	$ 29.39	$ 19.09	$ 35.65	$ 32.57
Maximum offering price per share	36.16	43.98	31.10	20.20	37.72	34.47
Shares outstanding	115,427,328	35,198,963	145,576,924	90,359,929	58,929,712	19,025,811
Net Assets	$ 3,943,920,591	$ 1,463,010,417	$ 4,279,089,762	$ 1,724,625,547	$ 2,100,920,985	$ 619,716,555
Class C: Net asset value per share	$ 21.26	$ 37.22	$ 28.06	$ 18.98	$ 8.91	$ 22.64
Shares outstanding	2,964,676	9,987,472	6,112,378	5,579,723	10,713,579	2,097,403
Net Assets	$ 63,034,377	$ 371,746,076	$ 171,495,066	$ 105,887,485	$ 95,447,779	$ 47,481,251
Class I: Net asset value per share	$ 34.48	$ 41.73	$ 29.20	$ 18.92	$ 39.58	$ 35.52
Shares outstanding	12,889,989	65,715,696	119,346,445	77,659,614	21,919,037	6,935,915
Net Assets	$ 444,438,882	$ 2,742,608,812	$ 3,485,205,028	$ 1,469,700,376	$ 867,649,418	$ 246,362,449
Class R3: Net asset value per share	$ 39.48	$ 42.15	$ 29.95	$ 19.14	$ 35.00	$ 33.21
Shares outstanding	654,761	1,179,496	1,574,031	1,286,725	866,718	605,018
Net Assets	$ 25,851,234	$ 49,720,747	$ 47,143,016	$ 24,625,655	$ 30,333,125	$ 20,092,657
Class R4: Net asset value per share	$ 41.75	$ 43.05	$ 30.22	$ 19.17	$ 39.46	$ 36.29
Shares outstanding	591,636	2,923,139	2,559,793	2,129,243	1,087,549	343,511
Net Assets	$ 24,703,200	$ 125,828,900	$ 77,364,750	$ 40,820,657	$ 42,910,340	$ 12,466,258
Class R5: Net asset value per share	$ 42.97	$ 42.11	$ 30.38	$ 19.30	$ 43.51	$ 39.27
Shares outstanding	452,842	2,997,983	4,964,870	3,093,660	170,831	127,535
Net Assets	$ 19,457,020	$ 126,234,815	$ 150,815,915	$ 59,721,901	$ 7,433,681	$ 5,008,316
The accompanying notes are an integral part of these financial statements.
68

Hartford Domestic Equity Funds
 Statements of Assets and Liabilities – (continued)
October 31, 2023

	The Hartford Capital Appreciation Fund	Hartford Core Equity Fund	The Hartford Dividend and Growth Fund	The Hartford Equity Income Fund	The Hartford Growth Opportunities Fund	The Hartford Healthcare Fund
Class R6: Net asset value per share	$ 43.35	$ 42.32	$ 30.38	$ 19.37	$ 44.92	$ 40.18
Shares outstanding	1,492,782	26,091,028	25,238,070	8,239,834	708,561	1,263,979
Net Assets	$ 64,711,800	$ 1,104,198,732	$ 766,610,315	$ 159,605,842	$ 31,826,838	$ 50,785,544
Class Y: Net asset value per share	$ 43.30	$ 42.30	$ 30.38	$ 19.38	$ 44.74	$ 40.01
Shares outstanding	499,316	11,145,019	16,446,071	5,433,250	1,831,048	1,070,005
Net Assets	$ 21,622,796	$ 471,414,452	$ 499,611,407	$ 105,277,794	$ 81,917,859	$ 42,814,961
Class F: Net asset value per share	$ 34.48	$ 41.78	$ 29.18	$ 18.92	$ 39.95	$ 35.80
Shares outstanding	18,453,681	54,252,035	181,792,412	60,901,374	17,994,345	770,906
Net Assets	$ 636,339,857	$ 2,266,753,459	$ 5,303,888,651	$ 1,152,459,733	$ 718,884,192	$ 27,599,923
Cost of investments	$ 4,487,770,635	$ 5,733,171,641	$ 10,765,689,037	$ 4,302,845,496	$ 3,488,271,929	$ 896,146,666
Cost of foreign currency	$ 1,883,430	$ —	$ 1,806,226	$ 417	$ —	$ 374,179
(1) Includes Investment in securities on loan, at market value	$ 6,115,312	$ —	$ —	$ 5,863	$ 35,345,325	$ 1,537,758
The accompanying notes are an integral part of these financial statements.
69

Hartford Domestic Equity Funds
 Statements of Assets and Liabilities – (continued)
October 31, 2023

	The Hartford MidCap Fund	The Hartford MidCap Value Fund	The Hartford Small Cap Growth Fund	Hartford Small Cap Value Fund	The Hartford Small Company Fund
Assets:
Investments in securities, at market value(1)	$ 5,602,560,780	$ 873,168,854	$ 377,589,963	$ 100,777,131	$ 536,093,029
Repurchase agreements	1,095,378	439,502	969,804	185,690	1,306,893
Investments in affiliated investments, at market value	51,473,131	—	—	—	—
Cash	4,187,701	1,663,428	3,759,832	709,439	4,999,482
Cash collateral held for securities on loan	184,595	—	270,085	2,000	149,865
Receivables:
From affiliates	—	—	—	7,413	—
Investment securities sold	32,696,877	12,088,378	2,251,606	246,390	—
Fund shares sold	5,782,688	1,161,592	265,938	19,409	757,773
Dividends and interest	1,302,332	207,309	22,936	57,665	26,246
Securities lending income	4,815	—	3,377	260	1,281
Other assets	102,742	54,082	39,711	46,971	50,383
Total assets	5,699,391,039	888,783,145	385,173,252	102,052,368	543,384,952
Liabilities:
Obligation to return securities lending collateral	3,691,900	—	5,401,691	40,000	2,997,300
Payables:
Investment securities purchased	30,045,316	6,262,263	2,180,586	326,874	—
Fund shares redeemed	10,318,359	1,104,857	278,741	120,381	528,193
Investment management fees	3,611,914	543,517	263,142	62,006	389,423
Transfer agent fees	764,307	109,747	91,793	22,697	97,712
Accounting services fees	79,965	13,267	6,714	1,512	9,020
Board of Directors' fees	27,498	3,522	1,796	482	2,457
Distribution fees	105,589	16,402	6,460	1,903	11,904
Accrued expenses	298,630	74,254	14,887	30,484	77,327
Total liabilities	48,943,478	8,127,829	8,245,810	606,339	4,113,336
Net assets	$ 5,650,447,561	$ 880,655,316	$ 376,927,442	$ 101,446,029	$ 539,271,616
Summary of Net Assets:
Capital stock and paid-in-capital	$ 4,989,797,736	$ 814,358,192	$ 347,968,004	$ 105,759,479	$ 703,895,090
Distributable earnings (loss)	660,649,825	66,297,124	28,959,438	(4,313,450)	(164,623,474)
Net assets	$ 5,650,447,561	$ 880,655,316	$ 376,927,442	$ 101,446,029	$ 539,271,616
Shares authorized	1,105,000,000	485,000,000	22,100,000,000	860,000,000	525,000,000
Par value	$ 0.0050	$ 0.0010	$ 0.0001	$ 0.0010	$ 0.0010
Class A: Net asset value per share	$ 21.67	$ 14.57	$ 35.01	$ 9.97	$ 14.89
Maximum offering price per share	22.93	15.42	37.05	10.55	15.76
Shares outstanding	89,268,936	25,208,327	4,037,662	4,557,630	17,838,216
Net Assets	$ 1,934,771,149	$ 367,293,755	$ 141,361,636	$ 45,430,500	$ 265,549,833
Class C: Net asset value per share	$ 11.28	$ 10.75	$ 18.87	$ 8.34	$ 6.75
Shares outstanding	11,766,543	466,888	67,631	179,319	383,000
Net Assets	$ 132,668,263	$ 5,018,825	$ 1,276,125	$ 1,495,637	$ 2,583,861
Class I: Net asset value per share	$ 23.04	$ 14.79	$ 38.08	$ 10.00	$ 16.55
Shares outstanding	45,199,919	2,683,755	1,226,995	1,767,904	1,352,763
Net Assets	$ 1,041,241,074	$ 39,689,748	$ 46,722,962	$ 17,685,341	$ 22,387,177
Class R3: Net asset value per share	$ 25.19	$ 15.52	$ 33.90	$ 10.45	$ 16.80
Shares outstanding	2,055,440	366,890	150,888	50,803	538,852
Net Assets	$ 51,786,574	$ 5,694,423	$ 5,115,422	$ 530,857	$ 9,054,092
Class R4: Net asset value per share	$ 27.18	$ 16.02	$ 37.13	$ 10.64	$ 18.81
Shares outstanding	1,945,347	272,479	209,359	12,039	383,099
Net Assets	$ 52,865,453	$ 4,366,079	$ 7,773,586	$ 128,082	$ 7,204,416
Class R5: Net asset value per share	$ 28.74	$ 16.35	$ 40.71	$ 10.62	$ 20.76
Shares outstanding	2,068,211	119,848	304,464	174,650	137,694
Net Assets	$ 59,431,512	$ 1,959,107	$ 12,393,623	$ 1,854,581	$ 2,858,626
Class R6: Net asset value per share	$ 29.30	$ 14.80	$ 41.74	$ 10.62	$ 21.50
Shares outstanding	14,862,631	7,222	814,837	753,903	334,861
Net Assets	$ 435,508,396	$ 106,854	$ 34,009,169	$ 8,003,942	$ 7,199,103
The accompanying notes are an integral part of these financial statements.
70

Hartford Domestic Equity Funds
 Statements of Assets and Liabilities – (continued)
October 31, 2023

	The Hartford MidCap Fund	The Hartford MidCap Value Fund	The Hartford Small Cap Growth Fund	Hartford Small Cap Value Fund	The Hartford Small Company Fund
Class Y: Net asset value per share	$ 29.19	$ 16.40	$ 41.66	$ 10.60	$ 21.38
Shares outstanding	9,894,049	398,069	2,473,365	231,011	325,460
Net Assets	$ 288,853,131	$ 6,527,038	$ 103,031,930	$ 2,447,566	$ 6,959,252
Class F: Net asset value per share	$ 23.22	$ 14.80	$ 38.42	$ 10.00	$ 16.76
Shares outstanding	71,197,111	30,411,803	657,023	2,386,980	12,857,522
Net Assets	$ 1,653,322,009	$ 449,999,487	$ 25,242,989	$ 23,869,523	$ 215,475,256
Cost of investments	$ 4,879,658,393	$ 839,303,194	$ 357,816,464	$ 104,624,674	$ 549,258,386
Cost of investments in affiliated investments	$ 117,750,176	$ —	$ —	$ —	$ —
(1) Includes Investment in securities on loan, at market value	$ 3,570,563	$ —	$ 5,336,950	$ 39,100	$ 2,923,672
The accompanying notes are an integral part of these financial statements.
71

Hartford Domestic Equity Funds
 Statements of Operations
For the Year Ended October 31, 2023

	The Hartford Capital Appreciation Fund	Hartford Core Equity Fund	The Hartford Dividend and Growth Fund	The Hartford Equity Income Fund	The Hartford Growth Opportunities Fund	The Hartford Healthcare Fund
Investment Income:
Dividends	$ 85,206,210	$ 144,165,352	$ 339,897,924	$ 156,186,998	$ 16,171,738	$ 12,358,789
Interest	5,810,947	2,409,155	17,000,086	5,187,312	2,910,525	656,018
Securities lending — net	32,559	—	110,353	256,484	139,718	12,018
Foreign withholding tax reclaims	1,888,107	—	1,792,505	—	—	—
Less: Foreign tax withheld	(911,459)	—	(4,738,621)	(1,885,430)	(129,406)	(149,565)
Total investment income, net	92,026,364	146,574,507	354,062,247	159,745,364	19,092,575	12,877,260
Expenses:
Investment management fees	38,013,044	31,620,380	93,324,072	31,907,103	29,483,713	10,688,274
Transfer agent fees
Class A	4,590,508	1,375,776	3,860,606	1,508,088	2,341,425	833,401
Class C	115,854	379,417	197,885	127,768	158,332	96,841
Class I	436,292	3,065,659	3,637,276	1,594,436	885,931	307,490
Class R3	64,581	121,363	113,247	58,574	61,241	50,170
Class R4	40,298	209,347	149,048	71,493	64,860	20,298
Class R5	25,337	143,910	179,732	77,328	14,602	10,512
Class R6	1,022	33,912	29,794	5,439	1,473	1,256
Class Y	75,737	414,922	560,389	103,998	142,131	54,107
Class F	4,834	32,694	46,076	12,816	14,024	641
Distribution fees
Class A	10,651,286	3,727,841	11,202,681	4,677,982	5,306,572	1,736,020
Class C	781,465	4,127,512	1,852,968	1,286,196	1,196,915	681,945
Class R3	146,776	275,826	264,013	139,051	154,994	117,261
Class R4	66,913	367,707	226,098	105,137	110,928	36,582
Custodian fees	20,913	39,022	108,526	22,186	14,310	11,175
Registration and filing fees	167,961	251,455	519,050	347,569	244,929	129,140
Accounting services fees	794,579	1,314,474	2,165,813	737,376	583,787	188,316
Board of Directors' fees	159,373	265,514	440,306	148,139	115,517	34,949
Audit and tax fees	50,441	29,617	54,909	31,047	33,537	34,145
Other expenses	518,824	853,829	1,503,201	486,115	413,173	150,632
Total expenses (before waivers, reimbursements and fees paid indirectly)	56,726,038	48,650,177	120,435,690	43,447,841	41,342,394	15,183,155
Transfer agent fee waivers	—	—	(108,060)	—	—	—
Distribution fee reimbursements	(197,274)	(75,800)	(113,421)	(16,610)	(165,121)	(23,677)
Commission recapture	(47,840)	(43,007)	(92,820)	(21,287)	(54,596)	(10,037)
Total waivers, reimbursements and fees paid indirectly	(245,114)	(118,807)	(314,301)	(37,897)	(219,717)	(33,714)
Total expenses	56,480,924	48,531,370	120,121,389	43,409,944	41,122,677	15,149,441
Net Investment Income (Loss)	35,545,440	98,043,137	233,940,858	116,335,420	(22,030,102)	(2,272,181)
Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions on:
Investments	(67,339,583)	214,638,853	57,443,693	283,958,405	(173,316,866)	(19,233,739)
In-Kind Redemptions	—	—	(7,936,735) (1)	—	(32,684,108) (1)	—
Futures contracts	22,677,524	—	—	—	—	—
Other foreign currency transactions	3,866	—	(143,628)	49,418	(94,700)	77,875
Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	(44,658,193)	214,638,853	49,363,330	284,007,823	(206,095,674)	(19,155,864)
Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions of:
Investments	298,972,327	357,139,839	151,741,966	(457,644,624)	886,590,324	(32,907,465)
Futures contracts	(1,556,518)	—	—	—	—	—
Translation of other assets and liabilities in foreign currencies	(15,053)	—	(1,328)	101,745	—	30,499
Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions	297,400,756	357,139,839	151,740,638	(457,542,879)	886,590,324	(32,876,966)
The accompanying notes are an integral part of these financial statements.
72

Hartford Domestic Equity Funds
 Statements of Operations – (continued)
For the Year Ended October 31, 2023

	The Hartford Capital Appreciation Fund	Hartford Core Equity Fund	The Hartford Dividend and Growth Fund	The Hartford Equity Income Fund	The Hartford Growth Opportunities Fund	The Hartford Healthcare Fund
Net Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	252,742,563	571,778,692	201,103,968	(173,535,056)	680,494,650	(52,032,830)
Net Increase (Decrease) in Net Assets Resulting from Operations	$ 288,288,003	$ 669,821,829	$ 435,044,826	$ (57,199,636)	$ 658,464,548	$ (54,305,011)

(1)	See Note 13 in Notes to Financial Statements.
The accompanying notes are an integral part of these financial statements.
73

Hartford Domestic Equity Funds
 Statements of Operations – (continued)
For the Year Ended October 31, 2023

	The Hartford MidCap Fund	The Hartford MidCap Value Fund	The Hartford Small Cap Growth Fund	Hartford Small Cap Value Fund	The Hartford Small Company Fund
Investment Income:
Dividends	$ 47,406,261	$ 16,059,606	$ 2,987,772	$ 2,914,170	$ 4,753,438
Dividends from affiliated investments	299,448	—	—	—	—
Interest	192,853	369,424	239,410	36,814	310,973
Securities lending — net	244,819	448	17,144	2,268	87,394
Less: Foreign tax withheld	(58,869)	(172,663)	—	(9,797)	—
Total investment income, net	48,084,512	16,256,815	3,244,326	2,943,455	5,151,805
Expenses:
Investment management fees	49,637,390	6,648,064	3,477,991	835,107	5,020,781
Transfer agent fees
Class A	2,571,976	569,779	350,357	97,564	527,440
Class C	237,088	11,976	4,049	4,389	9,080
Class I	1,211,046	42,234	51,706	27,732	32,888
Class R3	134,419	13,616	13,074	1,609	22,665
Class R4	116,610	11,857	18,094	204	14,547
Class R5	72,034	2,509	14,248	2,198	4,660
Class R6	23,646	2	1,761	320	291
Class Y	389,162	8,182	131,587	3,222	14,007
Class F	54,731	8,584	286	343	4,175
Distribution fees
Class A	5,604,814	986,299	399,440	126,288	759,879
Class C	1,790,029	66,243	16,431	17,556	36,457
Class R3	305,497	30,945	29,714	3,658	51,511
Class R4	176,467	17,438	27,128	300	21,719
Custodian fees	134,198	5,379	5,458	8,779	26,021
Registration and filing fees	191,700	167,694	120,471	119,015	136,938
Accounting services fees	956,595	148,205	78,791	23,773	103,299
Board of Directors' fees	187,520	26,669	12,248	3,331	17,300
Audit and tax fees	31,216	29,687	30,912	24,523	34,262
Other expenses	874,952	207,513	59,714	29,020	165,102
Total expenses (before waivers, reimbursements and fees paid indirectly)	64,701,090	9,002,875	4,843,460	1,328,931	7,003,022
Expense waivers	—	—	—	(45,718)	—
Transfer agent fee waivers	(69,091)	—	(45,902)	—	—
Distribution fee reimbursements	(74,775)	(8,543)	(15,974)	(4,032)	(15,993)
Commission recapture	(39,446)	(11,435)	(5,307)	(1,967)	(9,033)
Total waivers, reimbursements and fees paid indirectly	(183,312)	(19,978)	(67,183)	(51,717)	(25,026)
Total expenses	64,517,778	8,982,897	4,776,277	1,277,214	6,977,996
Net Investment Income (Loss)	(16,433,266)	7,273,918	(1,531,951)	1,666,241	(1,826,191)
Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions on:
Investments	177,146,653	52,484,626	43,947,170	2,664,138	(23,922,463)
Investments in affiliated investments	(19,981,094)	—	—	—	—
Other foreign currency transactions	—	(193)	—	(3,415)	—
Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	157,165,559	52,484,433	43,947,170	2,660,723	(23,922,463)
Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions of:
Investments	(166,860,707)	(56,443,443)	(61,428,086)	(7,538,189)	(25,160,583)
Investments in affiliated investments	(43,098,901)	—	—	—	—
Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions	(209,959,608)	(56,443,443)	(61,428,086)	(7,538,189)	(25,160,583)
Net Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	(52,794,049)	(3,959,010)	(17,480,916)	(4,877,466)	(49,083,046)
Net Increase (Decrease) in Net Assets Resulting from Operations	$ (69,227,315)	$ 3,314,908	$ (19,012,867)	$ (3,211,225)	$ (50,909,237)
The accompanying notes are an integral part of these financial statements.
74

Hartford Domestic Equity Funds
 Statements of Changes in Net Assets

	The Hartford Capital Appreciation Fund		Hartford Core Equity Fund
	For the Year Ended October 31, 2023	For the Year Ended October 31, 2022	For the Year Ended October 31, 2023	For the Year Ended October 31, 2022
Operations:
Net investment income (loss)	$ 35,545,440	$ 24,090,543	$ 98,043,137	$ 104,381,385
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	(44,658,193)	286,153,003	214,638,853	261,921,622
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	297,400,756	(1,620,161,903)	357,139,839	(2,322,465,638)
Net Increase (Decrease) in Net Assets Resulting from Operations	288,288,003	(1,309,918,357)	669,821,829	(1,956,162,631)
Distributions to Shareholders:
Class A	(242,164,996)	(796,677,684)	(52,995,084)	(51,017,295)
Class C	(7,178,623)	(29,128,173)	(13,816,209)	(16,212,320)
Class I	(29,801,322)	(102,158,238)	(133,686,743)	(152,148,957)
Class R3	(1,411,714)	(5,487,633)	(1,727,395)	(1,879,952)
Class R4	(1,257,346)	(4,376,163)	(5,257,666)	(6,771,984)
Class R5	(1,351,241)	(4,206,771)	(5,321,873)	(6,967,996)
Class R6	(1,166,798)	(4,348,041)	(42,907,817)	(34,560,184)
Class Y	(3,487,697)	(14,390,368)	(20,188,549)	(28,782,055)
Class F	(41,511,983)	(127,204,207)	(93,707,829)	(106,456,492)
Total distributions	(329,331,720)	(1,087,977,278)	(369,609,165)	(404,797,235)
Capital Share Transactions:
Sold	248,910,335	311,222,644	1,521,122,198	2,598,490,371
Issued on reinvestment of distributions	319,310,254	1,052,622,491	353,594,768	386,652,441
Redeemed	(1,006,203,886)	(978,028,941)	(3,118,135,702)	(3,624,085,413)
Net increase (decrease) from capital share transactions	(437,983,297)	385,816,194	(1,243,418,736)	(638,942,601)
Net Increase (Decrease) in Net Assets	(479,027,014)	(2,012,079,441)	(943,206,072)	(2,999,902,467)
Net Assets:
Beginning of period	5,723,106,771	7,735,186,212	9,664,722,482	12,664,624,949
End of period	$ 5,244,079,757	$ 5,723,106,771	$ 8,721,516,410	$ 9,664,722,482
The accompanying notes are an integral part of these financial statements.
75

Hartford Domestic Equity Funds
 Statements of Changes in Net Assets – (continued)

	The Hartford Dividend and Growth Fund		The Hartford Equity Income Fund
	For the Year Ended October 31, 2023	For the Year Ended October 31, 2022	For the Year Ended October 31, 2023	For the Year Ended October 31, 2022
Operations:
Net investment income (loss)	$ 233,940,858	$ 210,694,682	$ 116,335,420	$ 98,590,191
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	49,363,330	694,901,386	284,007,823	529,625,401
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	151,740,638	(1,873,667,525)	(457,542,879)	(613,039,714)
Net Increase (Decrease) in Net Assets Resulting from Operations	435,044,826	(968,071,457)	(57,199,636)	15,175,878
Distributions to Shareholders:
Class A	(258,300,614)	(269,880,132)	(222,546,956)	(162,568,145)
Class C	(9,966,061)	(9,041,795)	(14,852,255)	(12,492,883)
Class I	(230,854,568)	(200,183,734)	(190,487,435)	(124,787,388)
Class R3	(2,873,582)	(3,403,765)	(3,224,249)	(2,733,877)
Class R4	(5,193,022)	(5,762,217)	(4,607,397)	(3,872,094)
Class R5	(13,397,426)	(15,325,417)	(9,203,985)	(7,100,587)
Class R6	(40,890,461)	(29,887,062)	(13,555,380)	(7,472,847)
Class Y	(41,051,593)	(53,664,884)	(14,227,547)	(10,565,778)
Class F	(328,822,418)	(301,110,451)	(140,609,528)	(103,493,641)
Total distributions	(931,349,745)	(888,259,457)	(613,314,732)	(435,087,240)
Capital Share Transactions:
Sold	3,166,633,761	5,411,538,165	1,279,665,814	1,130,238,868
Issued on reinvestment of distributions	886,525,833	846,009,458	591,769,542	420,406,777
Redeemed	(4,403,636,095)	(3,440,313,459)	(1,384,892,411)	(999,150,768)
Net increase (decrease) from capital share transactions	(350,476,501)	2,817,234,164	486,542,945	551,494,877
Net Increase (Decrease) in Net Assets	(846,781,420)	960,903,250	(183,971,423)	131,583,515
Net Assets:
Beginning of period	15,628,005,330	14,667,102,080	5,026,696,413	4,895,112,898
End of period	$ 14,781,223,910	$ 15,628,005,330	$ 4,842,724,990	$ 5,026,696,413
The accompanying notes are an integral part of these financial statements.
76

Hartford Domestic Equity Funds
 Statements of Changes in Net Assets – (continued)

	The Hartford Growth Opportunities Fund		The Hartford Healthcare Fund
	For the Year Ended October 31, 2023	For the Year Ended October 31, 2022	For the Year Ended October 31, 2023	For the Year Ended October 31, 2022
Operations:
Net investment income (loss)	$ (22,030,102)	$ (38,976,574)	$ (2,272,181)	$ (3,361,967)
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	(206,095,674)	(609,210,536)	(19,155,864)	12,375,056
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	886,590,324	(2,276,286,253)	(32,876,966)	(233,122,659)
Net Increase (Decrease) in Net Assets Resulting from Operations	658,464,548	(2,924,473,363)	(54,305,011)	(224,109,570)
Distributions to Shareholders:
Class A	—	(697,296,082)	(7,331,092)	(86,099,036)
Class C	—	(147,140,068)	(1,219,667)	(17,656,083)
Class I	—	(370,501,893)	(3,098,841)	(41,655,813)
Class R3	—	(10,091,141)	(254,124)	(3,035,400)
Class R4	—	(13,268,156)	(149,762)	(2,247,542)
Class R5	—	(4,087,401)	(87,212)	(1,042,154)
Class R6	—	(11,501,636)	(471,423)	(497,706)
Class Y	—	(90,278,847)	(442,850)	(9,938,908)
Class F	—	(210,961,202)	(315,373)	(4,255,546)
Total distributions	—	(1,555,126,426)	(13,370,344)	(166,428,188)
Capital Share Transactions:
Sold	477,043,015	858,424,489	112,945,044	186,449,080
Issued on reinvestment of distributions	—	1,448,388,944	12,726,329	157,999,398
Redeemed	(1,366,852,230)	(1,702,013,695)	(303,766,347)	(364,441,921)
Net increase (decrease) from capital share transactions	(889,809,215)	604,799,738	(178,094,974)	(19,993,443)
Net Increase (Decrease) in Net Assets	(231,344,667)	(3,874,800,051)	(245,770,329)	(410,531,201)
Net Assets:
Beginning of period	4,208,668,884	8,083,468,935	1,318,098,243	1,728,629,444
End of period	$ 3,977,324,217	$ 4,208,668,884	$ 1,072,327,914	$ 1,318,098,243
The accompanying notes are an integral part of these financial statements.
77

Hartford Domestic Equity Funds
 Statements of Changes in Net Assets – (continued)

	The Hartford MidCap Fund		The Hartford MidCap Value Fund
	For the Year Ended October 31, 2023	For the Year Ended October 31, 2022	For the Year Ended October 31, 2023	For the Year Ended October 31, 2022
Operations:
Net investment income (loss)	$ (16,433,266)	$ (18,862,259)	$ 7,273,918	$ 4,321,020
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	157,165,559	673,996,076	52,484,433	73,489,920
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	(209,959,608)	(3,639,407,278)	(56,443,443)	(114,419,726)
Net Increase (Decrease) in Net Assets Resulting from Operations	(69,227,315)	(2,984,273,461)	3,314,908	(36,608,786)
Distributions to Shareholders:
Class A	(205,996,880)	(400,817,525)	(37,390,881)	(25,970,524)
Class C	(32,168,949)	(68,607,269)	(914,580)	(795,151)
Class I	(138,502,339)	(448,017,894)	(3,955,638)	(1,896,364)
Class R3	(4,852,489)	(9,696,452)	(564,683)	(473,508)
Class R4	(5,481,785)	(17,297,892)	(833,118)	(688,694)
Class R5	(6,560,710)	(27,009,142)	(188,828)	(143,466)
Class R6	(52,179,244)	(146,841,604)	(1,104)	—
Class Y	(28,916,935)	(87,412,620)	(726,194)	(1,035,457)
Class F	(164,693,840)	(329,341,310)	(46,573,065)	(32,934,199)
Total distributions	(639,353,171)	(1,535,041,708)	(91,148,091)	(63,937,363)
Capital Share Transactions:
Sold	660,210,323	1,224,843,197	158,310,197	201,258,916
Issued on reinvestment of distributions	619,263,258	1,475,446,801	90,819,161	63,651,091
Redeemed	(2,519,789,451)	(4,507,922,919)	(167,762,996)	(152,585,797)
Net increase (decrease) from capital share transactions	(1,240,315,870)	(1,807,632,921)	81,366,362	112,324,210
Net Increase (Decrease) in Net Assets	(1,948,896,356)	(6,326,948,090)	(6,466,821)	11,778,061
Net Assets:
Beginning of period	7,599,343,917	13,926,292,007	887,122,137	875,344,076
End of period	$ 5,650,447,561	$ 7,599,343,917	$ 880,655,316	$ 887,122,137
The accompanying notes are an integral part of these financial statements.
78

Hartford Domestic Equity Funds
 Statements of Changes in Net Assets – (continued)

	The Hartford Small Cap Growth Fund		Hartford Small Cap Value Fund
	For the Year Ended October 31, 2023	For the Year Ended October 31, 2022	For the Year Ended October 31, 2023	For the Year Ended October 31, 2022
Operations:
Net investment income (loss)	$ (1,531,951)	$ (2,983,813)	$ 1,666,241	$ 1,890,548
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	43,947,170	(32,221,344)	2,660,723	8,029,638
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	(61,428,086)	(197,748,237)	(7,538,189)	(22,441,354)
Net Increase (Decrease) in Net Assets Resulting from Operations	(19,012,867)	(232,953,394)	(3,211,225)	(12,521,168)
Distributions to Shareholders:
Class A	—	(47,491,758)	(4,515,050)	(3,964,811)
Class C	—	(2,240,437)	(170,604)	(206,679)
Class I	—	(21,579,489)	(1,930,669)	(2,259,354)
Class R3	—	(1,607,651)	(63,190)	(57,161)
Class R4	—	(3,548,265)	(4,769)	(3,408)
Class R5	—	(12,344,930)	(155,981)	(1,609)
Class R6	—	(13,516,765)	(679,555)	(216,927)
Class Y	—	(42,116,476)	(255,729)	(122,885)
Class F	—	(6,354,143)	(3,460,472)	(5,116,335)
Total distributions	—	(150,799,914)	(11,236,019)	(11,949,169)
Capital Share Transactions:
Sold	54,004,681	121,488,714	15,893,738	40,824,744
Issued on reinvestment of distributions	—	143,128,875	11,131,050	11,837,402
Redeemed	(158,502,327)	(271,010,011)	(37,249,469)	(78,738,919)
Net increase (decrease) from capital share transactions	(104,497,646)	(6,392,422)	(10,224,681)	(26,076,773)
Net Increase (Decrease) in Net Assets	(123,510,513)	(390,145,730)	(24,671,925)	(50,547,110)
Net Assets:
Beginning of period	500,437,955	890,583,685	126,117,954	176,665,064
End of period	$ 376,927,442	$ 500,437,955	$ 101,446,029	$ 126,117,954
The accompanying notes are an integral part of these financial statements.
79

Hartford Domestic Equity Funds
 Statements of Changes in Net Assets – (continued)

	The Hartford Small Company Fund
	For the Year Ended October 31, 2023	For the Year Ended October 31, 2022
Operations:
Net investment income (loss)	$ (1,826,191)	$ (4,021,328)
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	(23,922,463)	(125,644,852)
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	(25,160,583)	(162,580,738)
Net Increase (Decrease) in Net Assets Resulting from Operations	(50,909,237)	(292,246,918)
Distributions to Shareholders:
Class A	—	(107,539,494)
Class C	—	(3,410,978)
Class I	—	(11,875,080)
Class R3	—	(2,994,326)
Class R4	—	(2,607,622)
Class R5	—	(1,072,566)
Class R6	—	(945,537)
Class Y	—	(7,555,025)
Class F	—	(66,272,191)
Total distributions	—	(204,272,819)
Capital Share Transactions:
Sold	83,997,578	174,178,611
Issued on reinvestment of distributions	—	202,875,469
Redeemed	(159,468,300)	(208,785,813)
Net increase (decrease) from capital share transactions	(75,470,722)	168,268,267
Net Increase (Decrease) in Net Assets	(126,379,959)	(328,251,470)
Net Assets:
Beginning of period	665,651,575	993,903,045
End of period	$ 539,271,616	$ 665,651,575
The accompanying notes are an integral part of these financial statements.
80

Hartford Domestic Equity Funds
Financial Highlights

	— Selected Per-Share Data(1) —								— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
The Hartford Capital Appreciation Fund
For the Year Ended October 31, 2023
A	$ 34.53	$ 0.20	$ 1.44	$ 1.64	$ (0.12)	$ (1.88)	$ (2.00)	$ 34.17	4.79%	$ 3,943,921	1.06%	1.05%	0.57%	62%
C	22.26	(0.05)	0.93	0.88	—	(1.88)	(1.88)	21.26	3.93	63,034	1.85	1.85	(0.22)	62
I	34.84	0.29	1.45	1.74	(0.22)	(1.88)	(2.10)	34.48	5.05	444,439	0.79	0.79	0.83	62
R3	39.62	0.08	1.66	1.74	—	(1.88)	(1.88)	39.48	4.40	25,851	1.42	1.42	0.20	62
R4	41.74	0.22	1.74	1.96	(0.07)	(1.88)	(1.95)	41.75	4.72	24,703	1.10	1.10	0.52	62
R5	42.91	0.36	1.78	2.14	(0.20)	(1.88)	(2.08)	42.97	5.05	19,457	0.80	0.80	0.82	62
R6	43.28	0.38	1.82	2.20	(0.25)	(1.88)	(2.13)	43.35	5.14	64,712	0.70	0.70	0.87	62
Y	43.22	0.37	1.78	2.15	(0.19)	(1.88)	(2.07)	43.30	5.03	21,623	0.81	0.81	0.83	62
F	34.85	0.33	1.43	1.76	(0.25)	(1.88)	(2.13)	34.48	5.13	636,340	0.70	0.70	0.92	62
For the Year Ended October 31, 2022
A	$ 48.89	$ 0.12	$ (7.60)	$ (7.48)	$ (0.05)	$ (6.83)	$ (6.88)	$ 34.53	(17.73)%	$ 4,238,197	1.05%	1.04%	0.31%	82%
C	34.14	(0.12)	(4.93)	(5.05)	—	(6.83)	(6.83)	22.26	(18.35)	87,852	1.84	1.84	(0.49)	82
I	49.25	0.22	(7.64)	(7.42)	(0.16)	(6.83)	(6.99)	34.84	(17.49)	513,601	0.78	0.78	0.57	82
R3	55.21	(0.03)	(8.73)	(8.76)	—	(6.83)	(6.83)	39.62	(18.03)	30,074	1.41	1.41	(0.06)	82
R4	57.63	0.12	(9.18)	(9.06)	—	(6.83)	(6.83)	41.74	(17.77)	26,984	1.10	1.10	0.25	82
R5	59.02	0.26	(9.41)	(9.15)	(0.13)	(6.83)	(6.96)	42.91	(17.51)	27,917	0.80	0.80	0.56	82
R6	59.48	0.31	(9.49)	(9.18)	(0.19)	(6.83)	(7.02)	43.28	(17.44)	27,644	0.70	0.70	0.66	82
Y	59.41	0.26	(9.48)	(9.22)	(0.14)	(6.83)	(6.97)	43.22	(17.52)	74,365	0.80	0.80	0.54	82
F	49.26	0.25	(7.64)	(7.39)	(0.19)	(6.83)	(7.02)	34.85	(17.42)	696,473	0.69	0.69	0.66	82
For the Year Ended October 31, 2021
A	$ 38.39	$ 0.05	$ 12.59	$ 12.64	$ (0.15)	$ (1.99)	$ (2.14)	$ 48.89	33.83%	$ 5,710,869	1.04%	1.04%	0.12%	62%
C	27.45	(0.21)	8.89	8.68	—	(1.99)	(1.99)	34.14	32.74	148,862	1.83	1.83	(0.66)	62
I	38.66	0.18	12.66 (4)	12.84 (4)	(0.26)	(1.99)	(2.25)	49.25	34.15	721,608	0.77	0.77	0.38	62
R3	43.14	(0.13)	14.19	14.06	—	(1.99)	(1.99)	55.21	33.32	45,054	1.41	1.41	(0.25)	62
R4	44.91	0.03	14.78 (4)	14.81 (4)	(0.10)	(1.99)	(2.09)	57.63	33.72	36,750	1.10	1.10	0.06	62
R5	45.94	0.20	15.11 (4)	15.31 (4)	(0.24)	(1.99)	(2.23)	59.02	34.11	36,529	0.80	0.80	0.36	62
R6	46.27	0.26	15.22	15.48	(0.28)	(1.99)	(2.27)	59.48	34.27	19,261	0.69	0.69	0.46	62
Y	46.24	0.21	15.21	15.42	(0.26)	(1.99)	(2.25)	59.41	34.14	122,539	0.80	0.79	0.37	62
F	38.66	0.21	12.67	12.88	(0.29)	(1.99)	(2.28)	49.26	34.28	893,713	0.69	0.69	0.47	62
For the Year Ended October 31, 2020
A	$ 37.12	$ 0.18	$ 2.90	$ 3.08	$ (0.17)	$ (1.64)	$ (1.81)	$ 38.39	8.57%	$ 4,645,677	1.07%	1.07%	0.48%	84%
C	27.08	(0.07)	2.08	2.01	—	(1.64)	(1.64)	27.45	7.78	177,309	1.85	1.85	(0.27)	84
I	37.36	0.28	2.93	3.21	(0.27)	(1.64)	(1.91)	38.66	8.88	584,048	0.79	0.79	0.77	84
R3	41.47	0.06	3.25	3.31	—	(1.64)	(1.64)	43.14	8.25	42,449	1.42	1.42	0.14	84
R4	43.06	0.20	3.39	3.59	(0.10)	(1.64)	(1.74)	44.91	8.59	32,732	1.10	1.10	0.46	84
R5	44.04	0.33	3.47	3.80	(0.26)	(1.64)	(1.90)	45.94	8.88	34,188	0.81	0.81	0.75	84
R6	44.34	0.43	3.44	3.87	(0.30)	(1.64)	(1.94)	46.27	9.03	12,531	0.70	0.70	1.00	84
Y	44.32	0.36	3.49	3.85	(0.29)	(1.64)	(1.93)	46.24	8.97	103,152	0.80	0.75	0.83	84
F	37.36	0.31	2.93	3.24	(0.30)	(1.64)	(1.94)	38.66	9.00	724,872	0.70	0.70	0.85	84
The accompanying notes are an integral part of these financial statements.
81

Hartford Domestic Equity Funds
Financial Highlights – (continued)

	— Selected Per-Share Data(1) —								— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
The Hartford Capital Appreciation Fund – (continued)
For the Year Ended October 31, 2019
A	$ 37.88	$ 0.15	$ 4.81	$ 4.96	$ (0.11)	$ (5.61)	$ (5.72)	$ 37.12	16.32%	$ 4,831,749	1.07%	1.07%	0.42%	68%
C	29.30	(0.09)	3.48	3.39	—	(5.61)	(5.61)	27.08	15.45	278,394	1.83	1.83	(0.33)	68
I	38.08	0.25	4.84	5.09	(0.20)	(5.61)	(5.81)	37.36	16.66	658,302	0.79	0.79	0.70	68
R3	41.62	0.03	5.43	5.46	—	(5.61)	(5.61)	41.47	15.91	50,957	1.42	1.42	0.07	68
R4	42.94	0.16	5.63	5.79	(0.06)	(5.61)	(5.67)	43.06	16.27	38,634	1.11	1.11	0.39	68
R5	43.80	0.28	5.75	6.03	(0.18)	(5.61)	(5.79)	44.04	16.64	38,808	0.80	0.80	0.68	68
R6	44.07	0.33	5.78	6.11	(0.23)	(5.61)	(5.84)	44.34	16.74	80,535	0.70	0.70	0.78	68
Y	44.06	0.32	5.77	6.09	(0.22)	(5.61)	(5.83)	44.32	16.71	187,754	0.78	0.74	0.75	68
F	38.09	0.28	4.83	5.11	(0.23)	(5.61)	(5.84)	37.36	16.75	776,505	0.70	0.70	0.79	68
Hartford Core Equity Fund
For the Year Ended October 31, 2023
A	$ 40.38	$ 0.35	$ 2.31	$ 2.66	$ (0.36)	$ (1.12)	$ (1.48)	$ 41.56	6.77%	$ 1,463,010	0.70%	0.70%	0.83%	19%
C	36.27	0.03	2.11	2.14	(0.07)	(1.12)	(1.19)	37.22	5.99	371,746	1.45	1.45	0.09	19
I	40.55	0.45	2.31	2.76	(0.46)	(1.12)	(1.58)	41.73	7.04	2,742,609	0.46	0.46	1.09	19
R3	40.90	0.19	2.36	2.55	(0.18)	(1.12)	(1.30)	42.15	6.37	49,721	1.08	1.08	0.46	19
R4	41.74	0.35	2.41	2.76	(0.33)	(1.12)	(1.45)	43.05	6.77	125,829	0.75	0.72	0.83	19
R5	40.89	0.45	2.35	2.80	(0.46)	(1.12)	(1.58)	42.11	7.04	126,235	0.46	0.46	1.08	19
R6	41.10	0.49	2.36	2.85	(0.51)	(1.12)	(1.63)	42.32	7.14	1,104,199	0.36	0.36	1.17	19
Y	41.07	0.46	2.35	2.81	(0.46)	(1.12)	(1.58)	42.30	7.05	471,414	0.44	0.44	1.10	19
F	40.60	0.49	2.32	2.81	(0.51)	(1.12)	(1.63)	41.78	7.13	2,266,753	0.36	0.36	1.18	19
For the Year Ended October 31, 2022
A	$ 49.41	$ 0.33	$ (7.87)	$ (7.54)	$ (0.24)	$ (1.25)	$ (1.49)	$ 40.38	(15.79)%	$ 1,456,044	0.70%	0.70%	0.75%	15%
C	44.63	(0.00) (5)	(7.11)	(7.11)	—	(1.25)	(1.25)	36.27	(16.43)	431,852	1.45	1.45	(0.00) (6)	15
I	49.59	0.45	(7.89)	(7.44)	(0.35)	(1.25)	(1.60)	40.55	(15.57)	3,529,589	0.46	0.46	0.99	15
R3	50.06	0.17	(8.00)	(7.83)	(0.08)	(1.25)	(1.33)	40.90	(16.11)	54,393	1.08	1.07	0.37	15
R4	51.01	0.34	(8.14)	(7.80)	(0.22)	(1.25)	(1.47)	41.74	(15.80)	157,597	0.76	0.73	0.71	15
R5	49.99	0.44	(7.95)	(7.51)	(0.34)	(1.25)	(1.59)	40.89	(15.58)	146,672	0.46	0.46	0.98	15
R6	50.24	0.50	(8.00)	(7.50)	(0.39)	(1.25)	(1.64)	41.10	(15.51)	1,059,702	0.36	0.36	1.10	15
Y	50.20	0.45	(7.98)	(7.53)	(0.35)	(1.25)	(1.60)	41.07	(15.56)	529,017	0.45	0.44	1.00	15
F	49.65	0.49	(7.90)	(7.41)	(0.39)	(1.25)	(1.64)	40.60	(15.51)	2,299,856	0.36	0.36	1.08	15
For the Year Ended October 31, 2021
A	$ 36.04	$ 0.23	$ 13.36	$ 13.59	$ (0.22)	$ —	$ (0.22)	$ 49.41	37.85%	$ 1,681,155	0.70%	0.70%	0.52%	13%
C	32.62	(0.09)	12.10	12.01	—	—	—	44.63	36.82	583,876	1.45	1.45	(0.23)	13
I	36.16	0.34	13.40	13.74	(0.31)	—	(0.31)	49.59	38.19	4,700,782	0.45	0.45	0.77	13
R3	36.54	0.07	13.56	13.63	(0.11)	—	(0.11)	50.06	37.38	71,617	1.07	1.06	0.16	13
R4	37.20	0.23	13.79	14.02	(0.21)	—	(0.21)	51.01	37.82	239,198	0.76	0.72	0.50	13
R5	36.44	0.34	13.51	13.85	(0.30)	—	(0.30)	49.99	38.17	225,017	0.46	0.46	0.76	13
R6	36.62	0.39	13.57	13.96	(0.34)	—	(0.34)	50.24	38.31	1,045,661	0.36	0.36	0.86	13
Y	36.60	0.35	13.56	13.91	(0.31)	—	(0.31)	50.20	38.20	903,952	0.46	0.44	0.78	13
F	36.19	0.38	13.42	13.80	(0.34)	—	(0.34)	49.65	38.33	3,213,368	0.36	0.36	0.86	13
The accompanying notes are an integral part of these financial statements.
82

Hartford Domestic Equity Funds
Financial Highlights – (continued)

	— Selected Per-Share Data(1) —								— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
Hartford Core Equity Fund – (continued)
For the Year Ended October 31, 2020
A	$ 33.40	$ 0.26	$ 3.23	$ 3.49	$ (0.23)	$ (0.62)	$ (0.85)	$ 36.04	10.58%	$ 1,140,994	0.73%	0.72%	0.77%	22%
C	30.35	0.01	2.92	2.93	(0.04)	(0.62)	(0.66)	32.62	9.74	443,989	1.47	1.47	0.03	22
I	33.50	0.35	3.24	3.59	(0.31)	(0.62)	(0.93)	36.16	10.87	2,936,718	0.46	0.46	1.03	22
R3	33.86	0.15	3.26	3.41	(0.11)	(0.62)	(0.73)	36.54	10.17	46,674	1.07	1.07	0.43	22
R4	34.44	0.27	3.33	3.60	(0.22)	(0.62)	(0.84)	37.20	10.58	169,267	0.78	0.73	0.77	22
R5	33.75	0.36	3.25	3.61	(0.30)	(0.62)	(0.92)	36.44	10.85	188,738	0.47	0.47	1.04	22
R6	33.91	0.38	3.29	3.67	(0.34)	(0.62)	(0.96)	36.62	10.96	746,018	0.38	0.38	1.10	22
Y	33.90	0.36	3.28	3.64	(0.32)	(0.62)	(0.94)	36.60	10.89	668,655	0.47	0.45	1.05	22
F	33.52	0.38	3.25	3.63	(0.34)	(0.62)	(0.96)	36.19	10.97	2,251,700	0.38	0.38	1.12	22
For the Year Ended October 31, 2019
A	$ 30.17	$ 0.27	$ 4.40	$ 4.67	$ (0.21)	$ (1.23)	$ (1.44)	$ 33.40	16.60%	$ 881,587	0.74%	0.73%	0.88%	15%
C	27.53	0.04	4.01	4.05	—	(1.23)	(1.23)	30.35	15.71	366,553	1.47	1.47	0.14	15
I	30.26	0.35	4.40	4.75	(0.28)	(1.23)	(1.51)	33.50	16.91	1,740,669	0.47	0.47	1.14	15
R3	30.52	0.16	4.48	4.64	(0.07)	(1.23)	(1.30)	33.86	16.18	34,158	1.10	1.10	0.52	15
R4	31.03	0.28	4.54	4.82	(0.18)	(1.23)	(1.41)	34.44	16.59	150,159	0.77	0.74	0.88	15
R5	30.47	0.35	4.44	4.79	(0.28)	(1.23)	(1.51)	33.75	16.90	231,879	0.49	0.49	1.13	15
R6	30.61	0.38	4.46	4.84	(0.31)	(1.23)	(1.54)	33.91	17.01	259,706	0.38	0.38	1.22	15
Y	30.61	0.37	4.45	4.82	(0.30)	(1.23)	(1.53)	33.90	16.94	371,580	0.46	0.43	1.18	15
F	30.28	0.38	4.40	4.78	(0.31)	(1.23)	(1.54)	33.52	17.00	1,655,619	0.38	0.38	1.21	15
The Hartford Dividend and Growth Fund
For the Year Ended October 31, 2023
A	$ 30.41	$ 0.39	$ 0.36	$ 0.75	$ (0.40)	$ (1.37)	$ (1.77)	$ 29.39	2.43%	$ 4,279,090	0.96%	0.96%	1.30%	26%
C	29.11	0.15	0.35	0.50	(0.18)	(1.37)	(1.55)	28.06	1.67	171,495	1.73	1.73	0.53	26
I	30.23	0.46	0.35	0.81	(0.47)	(1.37)	(1.84)	29.20	2.66	3,485,205	0.72	0.72	1.54	26
R3	30.95	0.29	0.36	0.65	(0.28)	(1.37)	(1.65)	29.95	2.05	47,143	1.34	1.34	0.93	26
R4	31.22	0.38	0.36	0.74	(0.37)	(1.37)	(1.74)	30.22	2.33	77,365	1.04	1.04	1.23	26
R5	31.37	0.48	0.37	0.85	(0.47)	(1.37)	(1.84)	30.38	2.68	150,816	0.73	0.73	1.54	26
R6	31.37	0.51	0.37	0.88	(0.50)	(1.37)	(1.87)	30.38	2.78	766,610	0.63	0.63	1.63	26
Y	31.38	0.49	0.36	0.85	(0.48)	(1.37)	(1.85)	30.38	2.68	499,611	0.72	0.71	1.56	26
F	30.20	0.49	0.36	0.85	(0.50)	(1.37)	(1.87)	29.18	2.79	5,303,889	0.63	0.63	1.64	26
For the Year Ended October 31, 2022
A	$ 34.32	$ 0.38	$ (2.34)	$ (1.96)	$ (0.33)	$ (1.62)	$ (1.95)	$ 30.41	(6.11)%	$ 4,407,511	0.96%	0.96%	1.18%	18%
C	32.94	0.13	(2.23)	(2.10)	(0.11)	(1.62)	(1.73)	29.11	(6.82)	187,342	1.74	1.74	0.41	18
I	34.12	0.45	(2.31)	(1.86)	(0.41)	(1.62)	(2.03)	30.23	(5.86)	3,883,536	0.72	0.72	1.43	18
R3	34.88	0.26	(2.37)	(2.11)	(0.20)	(1.62)	(1.82)	30.95	(6.45)	54,565	1.34	1.34	0.79	18
R4	35.17	0.36	(2.39)	(2.03)	(0.30)	(1.62)	(1.92)	31.22	(6.16)	93,864	1.04	1.04	1.10	18
R5	35.33	0.46	(2.40)	(1.94)	(0.40)	(1.62)	(2.02)	31.37	(5.88)	233,377	0.73	0.73	1.40	18
R6	35.34	0.50	(2.41)	(1.91)	(0.44)	(1.62)	(2.06)	31.37	(5.80)	632,954	0.63	0.63	1.52	18
Y	35.34	0.48	(2.40)	(1.92)	(0.42)	(1.62)	(2.04)	31.38	(5.82)	714,793	0.73	0.68	1.45	18
F	34.10	0.48	(2.32)	(1.84)	(0.44)	(1.62)	(2.06)	30.20	(5.80)	5,420,063	0.63	0.63	1.52	18
The accompanying notes are an integral part of these financial statements.
83

Hartford Domestic Equity Funds
Financial Highlights – (continued)

	— Selected Per-Share Data(1) —								— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
The Hartford Dividend and Growth Fund – (continued)
For the Year Ended October 31, 2021
A	$ 24.26	$ 0.33	$ 10.63	$ 10.96	$ (0.33)	$ (0.57)	$ (0.90)	$ 34.32	46.01%	$ 4,733,858	0.97%	0.97%	1.07%	18%
C	23.31	0.09	10.22	10.31	(0.11)	(0.57)	(0.68)	32.94	44.92	169,569	1.75	1.75	0.30	18
I	24.12	0.40	10.58	10.98	(0.41)	(0.57)	(0.98)	34.12	46.39	3,178,645	0.71	0.71	1.30	18
R3	24.65	0.22	10.80	11.02	(0.22)	(0.57)	(0.79)	34.88	45.43	66,751	1.35	1.35	0.70	18
R4	24.84	0.32	10.89	11.21	(0.31)	(0.57)	(0.88)	35.17	45.92	106,561	1.03	1.03	1.01	18
R5	24.95	0.41	10.95	11.36	(0.41)	(0.57)	(0.98)	35.33	46.35	265,832	0.73	0.73	1.30	18
R6	24.95	0.44	10.96	11.40	(0.44)	(0.57)	(1.01)	35.34	46.52	470,425	0.63	0.63	1.37	18
Y	24.95	0.44	10.94	11.38	(0.42)	(0.57)	(0.99)	35.34	46.47	929,283	0.74	0.67	1.38	18
F	24.10	0.43	10.58	11.01	(0.44)	(0.57)	(1.01)	34.10	46.55	4,746,178	0.63	0.63	1.40	18
For the Year Ended October 31, 2020
A	$ 25.93	$ 0.39	$ (0.94)	$ (0.55)	$ (0.37)	$ (0.75)	$ (1.12)	$ 24.26	(2.20)%	$ 3,385,907	1.00%	1.00%	1.61%	28%
C	24.96	0.20	(0.92)	(0.72)	(0.18)	(0.75)	(0.93)	23.31	(3.01)	138,431	1.78	1.78	0.84	28
I	25.80	0.45	(0.94)	(0.49)	(0.44)	(0.75)	(1.19)	24.12	(1.97)	1,681,761	0.73	0.73	1.86	28
R3	26.32	0.31	(0.95)	(0.64)	(0.28)	(0.75)	(1.03)	24.65	(2.54)	54,642	1.35	1.35	1.26	28
R4	26.52	0.39	(0.97)	(0.58)	(0.35)	(0.75)	(1.10)	24.84	(2.26)	82,299	1.05	1.05	1.56	28
R5	26.64	0.47	(0.98)	(0.51)	(0.43)	(0.75)	(1.18)	24.95	(1.97)	177,851	0.74	0.74	1.86	28
R6	26.64	0.49	(0.97)	(0.48)	(0.46)	(0.75)	(1.21)	24.95	(1.87)	196,065	0.65	0.65	1.94	28
Y	26.64	0.48	(0.97)	(0.49)	(0.45)	(0.75)	(1.20)	24.95	(1.91)	735,618	0.73	0.68	1.92	28
F	25.78	0.48	(0.95)	(0.47)	(0.46)	(0.75)	(1.21)	24.10	(1.89)	2,736,317	0.64	0.64	1.96	28
For the Year Ended October 31, 2019
A	$ 25.63	$ 0.40	$ 2.63	$ 3.03	$ (0.38)	$ (2.35)	$ (2.73)	$ 25.93	13.75%	$ 3,739,696	1.00%	0.99%	1.65%	22%
C	24.75	0.21	2.53	2.74	(0.18)	(2.35)	(2.53)	24.96	12.92	192,715	1.77	1.77	0.89	22
I	25.51	0.46	2.63	3.09	(0.45)	(2.35)	(2.80)	25.80	14.08	1,079,962	0.73	0.73	1.89	22
R3	25.97	0.32	2.67	2.99	(0.29)	(2.35)	(2.64)	26.32	13.33	66,115	1.36	1.35	1.30	22
R4	26.14	0.40	2.69	3.09	(0.36)	(2.35)	(2.71)	26.52	13.71	111,451	1.04	1.04	1.61	22
R5	26.25	0.47	2.71	3.18	(0.44)	(2.35)	(2.79)	26.64	14.05	193,707	0.74	0.74	1.89	22
R6	26.25	0.50	2.71	3.21	(0.47)	(2.35)	(2.82)	26.64	14.16	119,159	0.64	0.64	1.98	22
Y	26.25	0.49	2.70	3.19	(0.45)	(2.35)	(2.80)	26.64	14.10	696,309	0.71	0.68	1.96	22
F	25.50	0.49	2.61	3.10	(0.47)	(2.35)	(2.82)	25.78	14.15	2,844,206	0.64	0.64	2.00	22
The Hartford Equity Income Fund
For the Year Ended October 31, 2023
A	$ 21.83	$ 0.42	$ (0.58)	$ (0.16)	$ (0.42)	$ (2.16)	$ (2.58)	$ 19.09	(1.39)%	$ 1,724,626	0.98%	0.98%	2.09%	39%
C	21.71	0.27	(0.58)	(0.31)	(0.26)	(2.16)	(2.42)	18.98	(2.13)	105,887	1.74	1.74	1.34	39
I	21.67	0.47	(0.60)	(0.13)	(0.46)	(2.16)	(2.62)	18.92	(1.22)	1,469,700	0.74	0.74	2.32	39
R3	21.88	0.35	(0.59)	(0.24)	(0.34)	(2.16)	(2.50)	19.14	(1.77)	24,626	1.36	1.36	1.71	39
R4	21.91	0.41	(0.59)	(0.18)	(0.40)	(2.16)	(2.56)	19.17	(1.52)	40,821	1.07	1.06	1.99	39
R5	22.05	0.48	(0.61)	(0.13)	(0.46)	(2.16)	(2.62)	19.30	(1.21)	59,722	0.75	0.75	2.33	39
R6	22.12	0.49	(0.60)	(0.11)	(0.48)	(2.16)	(2.64)	19.37	(1.10)	159,606	0.65	0.65	2.38	39
Y	22.12	0.48	(0.60)	(0.12)	(0.46)	(2.16)	(2.62)	19.38	(1.14)	105,278	0.73	0.73	2.34	39
F	21.66	0.49	(0.59)	(0.10)	(0.48)	(2.16)	(2.64)	18.92	(1.08)	1,152,460	0.65	0.65	2.41	39
The accompanying notes are an integral part of these financial statements.
84

Hartford Domestic Equity Funds
Financial Highlights – (continued)

	— Selected Per-Share Data(1) —								— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
The Hartford Equity Income Fund – (continued)
For the Year Ended October 31, 2022
A	$ 23.85	$ 0.42	$ (0.38)	$ 0.04	$ (0.40)	$ (1.66)	$ (2.06)	$ 21.83	0.12%	$ 1,876,672	0.97%	0.97%	1.88%	42%
C	23.72	0.24	(0.37)	(0.13)	(0.22)	(1.66)	(1.88)	21.71	(0.64)	133,761	1.75	1.75	1.10	42
I	23.68	0.47	(0.37)	0.10	(0.45)	(1.66)	(2.11)	21.67	0.40	1,546,287	0.74	0.74	2.12	42
R3	23.89	0.34	(0.38)	(0.04)	(0.31)	(1.66)	(1.97)	21.88	(0.25)	28,332	1.36	1.35	1.50	42
R4	23.93	0.41	(0.39)	0.02	(0.38)	(1.66)	(2.04)	21.91	0.02	39,191	1.06	1.06	1.78	42
R5	24.07	0.48	(0.39)	0.09	(0.45)	(1.66)	(2.11)	22.05	0.34	73,876	0.75	0.75	2.10	42
R6	24.13	0.50	(0.38)	0.12	(0.47)	(1.66)	(2.13)	22.12	0.49	98,652	0.65	0.65	2.21	42
Y	24.14	0.48	(0.39)	0.09	(0.45)	(1.66)	(2.11)	22.12	0.36	123,645	0.73	0.73	2.12	42
F	23.68	0.49	(0.38)	0.11	(0.47)	(1.66)	(2.13)	21.66	0.46	1,106,281	0.64	0.64	2.21	42
For the Year Ended October 31, 2021
A	$ 17.55	$ 0.34	$ 6.50	$ 6.84	$ (0.34)	$ (0.20)	$ (0.54)	$ 23.85	39.45%	$ 1,864,492	0.98%	0.98%	1.57%	24%
C	17.46	0.18	6.44	6.62	(0.16)	(0.20)	(0.36)	23.72	38.31	162,393	1.75	1.75	0.85	24
I	17.44	0.39	6.44	6.83	(0.39)	(0.20)	(0.59)	23.68	39.69	1,360,339	0.74	0.74	1.81	24
R3	17.59	0.26	6.50	6.76	(0.26)	(0.20)	(0.46)	23.89	38.83	33,485	1.36	1.35	1.21	24
R4	17.62	0.33	6.50	6.83	(0.32)	(0.20)	(0.52)	23.93	39.25	49,923	1.05	1.05	1.52	24
R5	17.71	0.40	6.55	6.95	(0.39)	(0.20)	(0.59)	24.07	39.75	80,991	0.75	0.75	1.80	24
R6	17.76	0.42	6.56	6.98	(0.41)	(0.20)	(0.61)	24.13	39.82	81,643	0.65	0.65	1.90	24
Y	17.76	0.40	6.57	6.97	(0.39)	(0.20)	(0.59)	24.14	39.77	120,502	0.74	0.73	1.81	24
F	17.44	0.41	6.44	6.85	(0.41)	(0.20)	(0.61)	23.68	39.81	1,141,345	0.65	0.65	1.92	24
For the Year Ended October 31, 2020
A	$ 19.99	$ 0.34	$ (1.21)	$ (0.87)	$ (0.31)	$ (1.26)	$ (1.57)	$ 17.55	(4.68)%	$ 1,365,895	1.00%	1.00%	1.89%	31%
C	19.88	0.21	(1.20)	(0.99)	(0.17)	(1.26)	(1.43)	17.46	(5.38)	191,917	1.76	1.76	1.15	31
I	19.88	0.38	(1.20)	(0.82)	(0.36)	(1.26)	(1.62)	17.44	(4.44)	977,950	0.74	0.74	2.13	31
R3	20.02	0.28	(1.20)	(0.92)	(0.25)	(1.26)	(1.51)	17.59	(4.97)	31,778	1.36	1.36	1.55	31
R4	20.06	0.33	(1.21)	(0.88)	(0.30)	(1.26)	(1.56)	17.62	(4.72)	41,386	1.05	1.05	1.85	31
R5	20.16	0.39	(1.22)	(0.83)	(0.36)	(1.26)	(1.62)	17.71	(4.46)	56,329	0.77	0.77	2.14	31
R6	20.21	0.40	(1.21)	(0.81)	(0.38)	(1.26)	(1.64)	17.76	(4.34)	55,448	0.66	0.66	2.22	31
Y	20.22	0.40	(1.23)	(0.83)	(0.37)	(1.26)	(1.63)	17.76	(4.40)	81,615	0.76	0.71	2.20	31
F	19.87	0.40	(1.19)	(0.79)	(0.38)	(1.26)	(1.64)	17.44	(4.31)	889,727	0.66	0.66	2.23	31
For the Year Ended October 31, 2019
A	$ 19.39	$ 0.38	$ 2.02	$ 2.40	$ (0.36)	$ (1.44)	$ (1.80)	$ 19.99	13.88%	$ 1,565,663	1.00%	1.00%	2.01%	21%
C	19.29	0.24	2.00	2.24	(0.21)	(1.44)	(1.65)	19.88	13.00	292,388	1.76	1.76	1.27	21
I	19.29	0.43	2.01	2.44	(0.41)	(1.44)	(1.85)	19.88	14.17	959,142	0.75	0.75	2.26	21
R3	19.41	0.32	2.02	2.34	(0.29)	(1.44)	(1.73)	20.02	13.48	43,474	1.36	1.36	1.66	21
R4	19.44	0.37	2.04	2.41	(0.35)	(1.44)	(1.79)	20.06	13.85	53,957	1.07	1.07	1.96	21
R5	19.54	0.43	2.04	2.47	(0.41)	(1.44)	(1.85)	20.16	14.14	81,758	0.76	0.76	2.25	21
R6	19.58	0.45	2.05	2.50	(0.43)	(1.44)	(1.87)	20.21	14.29	52,201	0.66	0.66	2.33	21
Y	19.58	0.45	2.05	2.50	(0.42)	(1.44)	(1.86)	20.22	14.21	105,015	0.73	0.71	2.34	21
F	19.29	0.44	2.01	2.45	(0.43)	(1.44)	(1.87)	19.87	14.24	922,012	0.66	0.66	2.34	21
The accompanying notes are an integral part of these financial statements.
85

Hartford Domestic Equity Funds
Financial Highlights – (continued)

	— Selected Per-Share Data(1) —								— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
The Hartford Growth Opportunities Fund
For the Year Ended October 31, 2023
A	$ 30.49	$ (0.22)	$ 5.38	$ 5.16	$ —	$ —	$ —	$ 35.65	16.92%	$ 2,100,921	1.10%	1.09%	(0.64)%	88%
C	7.68	(0.12)	1.35	1.23	—	—	—	8.91	16.02	95,448	1.87	1.87	(1.40)	88
I	33.77	(0.15)	5.96	5.81	—	—	—	39.58	17.20	867,649	0.84	0.84	(0.38)	88
R3	30.04	(0.33)	5.29	4.96	—	—	—	35.00	16.51	30,333	1.44	1.44	(0.98)	88
R4	33.76	(0.26)	5.96	5.70	—	—	—	39.46	16.88	42,910	1.14	1.14	(0.68)	88
R5	37.13	(0.16)	6.54	6.38	—	—	—	43.51	17.18	7,434	0.86	0.86	(0.38)	88
R6	38.28	(0.12)	6.76	6.64	—	—	—	44.92	17.32	31,827	0.74	0.74	(0.27)	88
Y	38.16	(0.13)	6.71	6.58	—	—	—	44.74	17.24	81,918	0.83	0.83	(0.31)	88
F	34.05	(0.11)	6.01	5.90	—	—	—	39.95	17.33	718,884	0.74	0.74	(0.29)	88
For the Year Ended October 31, 2022
A	$ 62.10	$ (0.31)	$ (19.34)	$ (19.65)	$ —	$ (11.96)	$ (11.96)	$ 30.49	(38.47)%	$ 1,981,665	1.09%	1.08%	(0.79)%	95%
C	25.14	(0.16)	(5.34)	(5.50)	—	(11.96)	(11.96)	7.68	(38.93)	130,590	1.85	1.85	(1.58)	95
I	67.29	(0.24)	(21.32)	(21.56)	—	(11.96)	(11.96)	33.77	(38.31)	941,202	0.84	0.84	(0.56)	95
R3	61.55	(0.44)	(19.11)	(19.55)	—	(11.96)	(11.96)	30.04	(38.69)	29,520	1.45	1.45	(1.16)	95
R4	67.45	(0.36)	(21.37)	(21.73)	—	(11.96)	(11.96)	33.76	(38.50)	42,391	1.14	1.14	(0.85)	95
R5	72.75	(0.26)	(23.40)	(23.66)	—	(11.96)	(11.96)	37.13	(38.33)	13,784	0.85	0.85	(0.56)	95
R6	74.55	(0.22)	(24.09)	(24.31)	—	(11.96)	(11.96)	38.28	(38.26)	39,511	0.74	0.74	(0.45)	95
Y	74.41	(0.26)	(24.03)	(24.29)	—	(11.96)	(11.96)	38.16	(38.32)	333,299	0.84	0.84	(0.54)	95
F	67.69	(0.19)	(21.49)	(21.68)	—	(11.96)	(11.96)	34.05	(38.25)	696,706	0.74	0.74	(0.44)	95
For the Year Ended October 31, 2021
A	$ 54.65	$ (0.47)	$ 15.83	$ 15.36	$ —	$ (7.91)	$ (7.91)	$ 62.10	30.45%	$ 3,650,083	1.07%	1.06%	(0.80)%	87%
C	26.47	(0.38)	6.96	6.58	—	(7.91)	(7.91)	25.14	29.47	321,097	1.83	1.83	(1.57)	87
I	58.51	(0.36)	17.05	16.69	—	(7.91)	(7.91)	67.29	30.75	2,124,160	0.82	0.82	(0.56)	87
R3	54.41	(0.68)	15.73	15.05	—	(7.91)	(7.91)	61.55	29.96	51,824	1.45	1.44	(1.18)	87
R4	58.79	(0.56)	17.13	16.57	—	(7.91)	(7.91)	67.45	30.36	76,404	1.14	1.14	(0.88)	87
R5	62.69	(0.39)	18.36	17.97	—	(7.91)	(7.91)	72.75	30.74	25,000	0.84	0.84	(0.58)	87
R6	64.01	(0.34)	18.79	18.45	—	(7.91)	(7.91)	74.55	30.87	72,428	0.74	0.74	(0.49)	87
Y	63.96	(0.40)	18.76	18.36	—	(7.91)	(7.91)	74.41	30.74	565,204	0.84	0.83	(0.57)	87
F	58.77	(0.31)	17.14	16.83	—	(7.91)	(7.91)	67.69	30.87	1,197,268	0.73	0.73	(0.48)	87
For the Year Ended October 31, 2020
A	$ 39.45	$ (0.30)	$ 18.03	$ 17.73	$ —	$ (2.53)	$ (2.53)	$ 54.65	47.69%	$ 2,939,376	1.10%	1.09%	(0.66)%	118%
C	20.50	(0.31)	8.81	8.50	—	(2.53)	(2.53)	26.47	46.64	322,226	1.85	1.85	(1.41)	118
I	41.95	(0.19)	19.28	19.09	—	(2.53)	(2.53)	58.51	48.12	1,722,100	0.83	0.83	(0.39)	118
R3	39.41	(0.44)	17.97	17.53	—	(2.53)	(2.53)	54.41	47.21	47,880	1.44	1.43	(0.99)	118
R4	42.26	(0.33)	19.39	19.06	—	(2.53)	(2.53)	58.79	47.67	70,918	1.13	1.13	(0.69)	118
R5	44.78	(0.20)	20.64	20.44	—	(2.53)	(2.53)	62.69	48.09	23,170	0.85	0.85	(0.40)	118
R6	45.63	(0.17)	21.08	20.91	—	(2.53)	(2.53)	64.01	48.23	40,559	0.74	0.74	(0.31)	118
Y	45.62	(0.20)	21.07	20.87	—	(2.53)	(2.53)	63.96	48.15	433,672	0.83	0.78	(0.38)	118
F	42.09	(0.15)	19.36	19.21	—	(2.53)	(2.53)	58.77	48.25	795,206	0.74	0.74	(0.31)	118
The accompanying notes are an integral part of these financial statements.
86

Hartford Domestic Equity Funds
Financial Highlights – (continued)

	— Selected Per-Share Data(1) —								— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
The Hartford Growth Opportunities Fund – (continued)
For the Year Ended October 31, 2019
A	$ 45.89	$ (0.25)	$ 4.35	$ 4.10	$ —	$ (10.54)	$ (10.54)	$ 39.45	13.64%	$ 2,089,246	1.12%	1.11%	(0.64)%	66%
C	29.36	(0.29)	1.97	1.68	—	(10.54)	(10.54)	20.50	12.79	281,545	1.86	1.86	(1.39)	66
I	47.99	(0.16)	4.66	4.50	—	(10.54)	(10.54)	41.95	13.94	1,500,756	0.85	0.85	(0.38)	66
R3	45.98	(0.39)	4.36	3.97	—	(10.54)	(10.54)	39.41	13.25	44,757	1.47	1.46	(1.00)	66
R4	48.38	(0.29)	4.71	4.42	—	(10.54)	(10.54)	42.26	13.57	67,104	1.15	1.15	(0.69)	66
R5	50.48	(0.17)	5.01	4.84	—	(10.54)	(10.54)	44.78	13.92	25,396	0.85	0.85	(0.39)	66
R6	51.18	(0.13)	5.12	4.99	—	(10.54)	(10.54)	45.63	14.03	22,765	0.75	0.75	(0.29)	66
Y	51.18	(0.15)	5.13	4.98	—	(10.54)	(10.54)	45.62	14.00	164,390	0.83	0.79	(0.33)	66
F	48.07	(0.12)	4.68	4.56	—	(10.54)	(10.54)	42.09	14.07	526,379	0.74	0.74	(0.28)	66
The Hartford Healthcare Fund
For the Year Ended October 31, 2023
A	$ 34.67	$ (0.08)	$ (1.66)	$ (1.74)	$ —	$ (0.36)	$ (0.36)	$ 32.57	(5.11)%	$ 619,717	1.27%	1.27%	(0.24)%	32%
C	24.39	(0.24)	(1.15)	(1.39)	—	(0.36)	(0.36)	22.64	(5.84)	47,481	2.05	2.05	(1.00)	32
I	37.68	0.01	(1.81)	(1.80)	—	(0.36)	(0.36)	35.52	(4.86)	246,362	1.01	1.01	0.03	32
R3	35.46	(0.21)	(1.68)	(1.89)	—	(0.36)	(0.36)	33.21	(5.45)	20,093	1.62	1.62	(0.58)	32
R4	38.59	(0.10)	(1.84)	(1.94)	—	(0.36)	(0.36)	36.29	(5.14)	12,466	1.29	1.29	(0.26)	32
R5	41.63	0.02	(2.02)	(2.00)	—	(0.36)	(0.36)	39.27	(4.88)	5,008	1.02	1.02	0.04	32
R6	42.53	0.05	(2.04)	(1.99)	—	(0.36)	(0.36)	40.18	(4.77)	50,786	0.91	0.91	0.13	32
Y	42.40	0.01	(2.04)	(2.03)	—	(0.36)	(0.36)	40.01	(4.88)	42,815	1.01	1.01	0.02	32
F	37.93	0.05	(1.82)	(1.77)	—	(0.36)	(0.36)	35.80	(4.77)	27,600	0.91	0.91	0.13	32
For the Year Ended October 31, 2022
A	$ 44.57	$ (0.10)	$ (5.43)	$ (5.53)	$ —	$ (4.37)	$ (4.37)	$ 34.67	(13.39)%	$ 710,176	1.26%	1.26%	(0.27)%	33%
C	32.92	(0.27)	(3.89)	(4.16)	—	(4.37)	(4.37)	24.39	(14.05)	84,595	2.03	2.03	(1.04)	33
I	47.93	(0.00) (5)	(5.88)	(5.88)	—	(4.37)	(4.37)	37.68	(13.16)	329,897	1.00	1.00	(0.01)	33
R3	45.63	(0.23)	(5.57)	(5.80)	—	(4.37)	(4.37)	35.46	(13.70)	24,849	1.61	1.61	(0.62)	33
R4	49.12	(0.13)	(6.03)	(6.16)	—	(4.37)	(4.37)	38.59	(13.44)	16,006	1.30	1.30	(0.31)	33
R5	52.49	(0.01)	(6.48)	(6.49)	—	(4.37)	(4.37)	41.63	(13.18)	10,102	1.01	1.01	(0.02)	33
R6	53.47	(0.02)	(6.55)	(6.57)	—	(4.37)	(4.37)	42.53	(13.08)	55,392	0.90	0.90	(0.05)	33
Y	53.38	0.00 (5)	(6.61)	(6.61)	—	(4.37)	(4.37)	42.40	(13.19)	52,172	1.00	1.00	0.01	33
F	48.18	0.04	(5.92)	(5.88)	—	(4.37)	(4.37)	37.93	(13.09)	34,909	0.90	0.90	0.09	33
For the Year Ended October 31, 2021
A	$ 40.91	$ (0.15)	$ 8.98	$ 8.83	$ —	$ (5.17)	$ (5.17)	$ 44.57	22.88%	$ 883,719	1.25%	1.24%	(0.36)%	51%
C	31.63	(0.36)	6.82	6.46	—	(5.17)	(5.17)	32.92	21.98	134,574	2.01	2.01	(1.12)	51
I	43.53	(0.04)	9.61	9.57	—	(5.17)	(5.17)	47.93	23.23	463,673	0.98	0.98	(0.10)	51
R3	41.90	(0.31)	9.21	8.90	—	(5.17)	(5.17)	45.63	22.46	32,550	1.59	1.59	(0.70)	51
R4	44.63	(0.19)	9.85	9.66	—	(5.17)	(5.17)	49.12	22.83	25,818	1.29	1.29	(0.40)	51
R5	47.24	(0.06)	10.48	10.42	—	(5.17)	(5.17)	52.49	23.21	12,933	1.00	1.00	(0.11)	51
R6	47.99	(0.00) (5)	10.65	10.65	—	(5.17)	(5.17)	53.47	23.33	6,091	0.89	0.89	(0.00) (6)	51
Y	47.95	(0.05)	10.65	10.60	—	(5.17)	(5.17)	53.38	23.24	122,793	0.99	0.98	(0.09)	51
F	43.70	(0.00) (5)	9.65	9.65	—	(5.17)	(5.17)	48.18	23.34	46,477	0.89	0.89	(0.00) (6)	51
The accompanying notes are an integral part of these financial statements.
87

Hartford Domestic Equity Funds
Financial Highlights – (continued)

	— Selected Per-Share Data(1) —								— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
The Hartford Healthcare Fund – (continued)
For the Year Ended October 31, 2020
A	$ 35.63	$ (0.13)	$ 7.77	$ 7.64	$ —	$ (2.36)	$ (2.36)	$ 40.91	22.17%	$ 746,242	1.28%	1.28%	(0.33)%	49%
C	28.24	(0.33)	6.08	5.75	—	(2.36)	(2.36)	31.63	21.21	139,847	2.04	2.04	(1.09)	49
I	37.68	(0.02)	8.23	8.21	—	(2.36)	(2.36)	43.53	22.49	376,518	0.99	0.99	(0.05)	49
R3	36.56	(0.26)	7.96	7.70	—	(2.36)	(2.36)	41.90	21.74	31,090	1.61	1.61	(0.65)	49
R4	38.69	(0.15)	8.45	8.30	—	(2.36)	(2.36)	44.63	22.12	25,078	1.30	1.30	(0.35)	49
R5	40.71	(0.03)	8.92	8.89	—	(2.36)	(2.36)	47.24	22.48	10,937	1.01	1.01	(0.07)	49
R6	41.28	0.02	9.05	9.07	—	(2.36)	(2.36)	47.99	22.61	3,885	0.90	0.90	0.04	49
Y	41.27	(0.01)	9.05	9.04	—	(2.36)	(2.36)	47.95	22.55	97,263	1.00	0.95	(0.01)	49
F	37.79	0.02	8.25	8.27	—	(2.36)	(2.36)	43.70	22.59	34,808	0.90	0.90	0.04	49
For the Year Ended October 31, 2019
A	$ 34.38	$ (0.10)	$ 3.83	$ 3.73	$ —	$ (2.48)	$ (2.48)	$ 35.63	12.02%	$ 666,181	1.30%	1.30%	(0.30)%	35%
C	27.98	(0.28)	3.02	2.74	—	(2.48)	(2.48)	28.24	11.17	138,539	2.05	2.05	(1.06)	35
I	36.11	0.00 (5)	4.05	4.05	—	(2.48)	(2.48)	37.68	12.36	297,000	1.01	1.01	(0.01)	35
R3	35.32	(0.21)	3.93	3.72	—	(2.48)	(2.48)	36.56	11.66	33,948	1.62	1.62	(0.62)	35
R4	37.12	(0.12)	4.17	4.05	—	(2.48)	(2.48)	38.69	12.00	26,699	1.32	1.32	(0.32)	35
R5	38.82	(0.01)	4.38	4.37	—	(2.48)	(2.48)	40.71	12.32	6,170	1.02	1.02	(0.04)	35
R6 (7)	39.22	0.02	2.04	2.06	—	—	—	41.28	5.25 (8)	1,341	0.91 (9)	0.91 (9)	0.06 (9)	35
Y	39.29	0.01	4.45	4.46	—	(2.48)	(2.48)	41.27	12.40	72,515	0.97	0.96	0.03	35
F	36.17	0.02	4.08	4.10	—	(2.48)	(2.48)	37.79	12.48	29,108	0.91	0.91	0.06	35
The Hartford MidCap Fund
For the Year Ended October 31, 2023
A	$ 24.51	$ (0.10)	$ (0.49)	$ (0.59)	$ —	$ (2.25)	$ (2.25)	$ 21.67	(3.04)%	$ 1,934,771	1.11%	1.11%	(0.43)%	35%
C	13.88	(0.15)	(0.20)	(0.35)	—	(2.25)	(2.25)	11.28	(3.74)	132,668	1.88	1.88	(1.18)	35
I	25.85	(0.04)	(0.52)	(0.56)	—	(2.25)	(2.25)	23.04	(2.75)	1,041,241	0.83	0.83	(0.14)	35
R3	28.24	(0.22)	(0.58)	(0.80)	—	(2.25)	(2.25)	25.19	(3.41)	51,787	1.47	1.46	(0.78)	35
R4	30.20	(0.13)	(0.64)	(0.77)	—	(2.25)	(2.25)	27.18	(3.06)	52,865	1.16	1.14	(0.44)	35
R5	31.72	(0.05)	(0.68)	(0.73)	—	(2.25)	(2.25)	28.74	(2.77)	59,432	0.84	0.84	(0.14)	35
R6	32.27	(0.02)	(0.70)	(0.72)	—	(2.25)	(2.25)	29.30	(2.69)	435,508	0.75	0.75	(0.05)	35
Y	32.19	(0.04)	(0.71)	(0.75)	—	(2.25)	(2.25)	29.19	(2.80)	288,853	0.85	0.83	(0.14)	35
F	26.02	(0.02)	(0.53)	(0.55)	—	(2.25)	(2.25)	23.22	(2.69)	1,653,322	0.75	0.75	(0.06)	35
For the Year Ended October 31, 2022
A	$ 37.01	$ (0.10)	$ (8.08)	$ (8.18)	$ (0.16)	$ (4.16)	$ (4.32)	$ 24.51	(24.83)%	$ 2,303,790	1.09%	1.09%	(0.35)%	44%
C	22.89	(0.19)	(4.62)	(4.81)	(0.04)	(4.16)	(4.20)	13.88	(25.38)	208,963	1.86	1.86	(1.14)	44
I	38.77	(0.04)	(8.49)	(8.53)	(0.23)	(4.16)	(4.39)	25.85	(24.63)	1,712,201	0.87	0.86	(0.12)	44
R3	41.94	(0.23)	(9.31)	(9.54)	—	(4.16)	(4.16)	28.24	(25.08)	61,073	1.46	1.45	(0.71)	44
R4	44.51	(0.15)	(9.91)	(10.06)	(0.09)	(4.16)	(4.25)	30.20	(24.83)	86,083	1.16	1.14	(0.42)	44
R5	46.54	(0.06)	(10.38)	(10.44)	(0.22)	(4.16)	(4.38)	31.72	(24.62)	93,005	0.86	0.86	(0.15)	44
R6	47.29	(0.03)	(10.55)	(10.58)	(0.28)	(4.16)	(4.44)	32.27	(24.56)	758,617	0.74	0.74	(0.08)	44
Y	47.18	(0.04)	(10.53)	(10.57)	(0.26)	(4.16)	(4.42)	32.19	(24.58)	438,595	0.84	0.79	(0.10)	44
F	39.01	(0.00) (5)	(8.55)	(8.55)	(0.28)	(4.16)	(4.44)	26.02	(24.56)	1,937,017	0.74	0.74	(0.00) (6)	44
The accompanying notes are an integral part of these financial statements.
88

Hartford Domestic Equity Funds
Financial Highlights – (continued)

	— Selected Per-Share Data(1) —								— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
The Hartford MidCap Fund – (continued)
For the Year Ended October 31, 2021
A	$ 30.63	$ 0.10	$ 10.24	$ 10.34	$ —	$ (3.96)	$ (3.96)	$ 37.01	35.51%	$ 3,446,674	1.08%	1.08%	0.28%	28%
C	20.34	(0.12)	6.63	6.51	—	(3.96)	(3.96)	22.89	34.49	381,566	1.84	1.84	(0.52)	28
I	31.87	0.20	10.66	10.86	—	(3.96)	(3.96)	38.77	35.79	3,960,713	0.86	0.85	0.53	28
R3	34.38	(0.05)	11.57	11.52	—	(3.96)	(3.96)	41.94	35.03	100,113	1.45	1.45	(0.12)	28
R4	36.18	0.08	12.21	12.29	—	(3.96)	(3.96)	44.51	35.45	189,348	1.15	1.13	0.18	28
R5	37.58	0.23	12.69	12.92	—	(3.96)	(3.96)	46.54	35.84	319,470	0.83	0.83	0.52	28
R6	38.09	0.26	12.90	13.16	—	(3.96)	(3.96)	47.29	36.00	1,659,582	0.74	0.74	0.57	28
Y	38.02	0.24	12.88	13.12	—	(3.96)	(3.96)	47.18	35.96	970,296	0.84	0.77	0.52	28
F	32.00	0.23	10.74	10.97	—	(3.96)	(3.96)	39.01	36.01	2,898,529	0.74	0.74	0.61	28
For the Year Ended October 31, 2020
A	$ 30.34	$ (0.08)	$ 2.00	$ 1.92	$ —	$ (1.63)	$ (1.63)	$ 30.63	6.48%	$ 2,724,316	1.11%	1.11%	(0.27)%	45%
C	20.83	(0.20)	1.34	1.14	—	(1.63)	(1.63)	20.34	5.63	380,033	1.87	1.87	(1.02)	45
I	31.43	(0.01)	2.08	2.07	—	(1.63)	(1.63)	31.87	6.74	3,867,925	0.88	0.87	(0.04)	45
R3	33.98	(0.21)	2.24	2.03	—	(1.63)	(1.63)	34.38	6.09	92,023	1.47	1.47	(0.63)	45
R4	35.57	(0.10)	2.34	2.24	—	(1.63)	(1.63)	36.18	6.42	205,114	1.16	1.14	(0.30)	45
R5	36.77	0.00 (5)	2.44	2.44	—	(1.63)	(1.63)	37.58	6.77	371,791	0.85	0.85	0.00 (6)	45
R6	37.22	0.03	2.47	2.50	—	(1.63)	(1.63)	38.09	6.85	1,759,581	0.75	0.75	0.08	45
Y	37.17	0.02	2.46	2.48	—	(1.63)	(1.63)	38.02	6.81	1,144,624	0.85	0.79	0.06	45
F	31.52	0.03	2.08	2.11	—	(1.63)	(1.63)	32.00	6.85	2,422,752	0.75	0.75	0.09	45
For the Year Ended October 31, 2019
A	$ 30.03	$ (0.09)	$ 3.80	$ 3.71	$ —	$ (3.40)	$ (3.40)	$ 30.34	14.93%	$ 2,820,971	1.11%	1.10%	(0.32)%	31%
C	21.90	(0.22)	2.55	2.33	—	(3.40)	(3.40)	20.83	14.10	498,057	1.86	1.86	(1.08)	31
I	30.91	(0.02)	3.94	3.92	—	(3.40)	(3.40)	31.43	15.25	4,168,592	0.85	0.85	(0.06)	31
R3	33.31	(0.22)	4.29	4.07	—	(3.40)	(3.40)	33.98	14.54	96,409	1.45	1.45	(0.67)	31
R4	34.59	(0.12)	4.50	4.38	—	(3.40)	(3.40)	35.57	14.89	266,390	1.16	1.14	(0.36)	31
R5	35.55	(0.02)	4.64	4.62	—	(3.40)	(3.40)	36.77	15.23	497,712	0.84	0.84	(0.07)	31
R6	35.90	0.02	4.70	4.72	—	(3.40)	(3.40)	37.22	15.37	1,731,890	0.74	0.74	0.04	31
Y	35.87	0.00 (5)	4.70	4.70	—	(3.40)	(3.40)	37.17	15.32	1,571,851	0.82	0.78	0.01	31
F	30.96	0.01	3.95	3.96	—	(3.40)	(3.40)	31.52	15.36	2,259,594	0.74	0.74	0.04	31
The Hartford MidCap Value Fund
For the Year Ended October 31, 2023
A	$ 16.14	$ 0.09	$ (0.03)	$ 0.06	$ (0.05)	$ (1.58)	$ (1.63)	$ 14.57	0.04%	$ 367,294	1.16%	1.16%	0.56%	84%
C	12.36	(0.03)	—	(0.03)	—	(1.58)	(1.58)	10.75	(0.75)	5,019	1.95	1.95	(0.22)	84
I	16.36	0.13	(0.03)	0.10	(0.09)	(1.58)	(1.67)	14.79	0.35	39,690	0.87	0.87	0.85	84
R3	17.10	0.04	(0.04)	—	—	(1.58)	(1.58)	15.52	(0.33)	5,694	1.48	1.48	0.24	84
R4	17.59	0.09	(0.04)	0.05	(0.04)	(1.58)	(1.62)	16.02	(0.04)	4,366	1.18	1.18	0.51	84
R5	17.91	0.15	(0.04)	0.11	(0.09)	(1.58)	(1.67)	16.35	0.33	1,959	0.88	0.88	0.84	84
R6	16.37	0.14	(0.02)	0.12	(0.11)	(1.58)	(1.69)	14.80	0.44	107	0.77	0.77	0.90	84
Y	17.96	0.15	(0.05)	0.10	(0.08)	(1.58)	(1.66)	16.40	0.35	6,527	0.87	0.87	0.85	84
F	16.37	0.15	(0.03)	0.12	(0.11)	(1.58)	(1.69)	14.80	0.43	449,999	0.77	0.77	0.95	84
The accompanying notes are an integral part of these financial statements.
89

Hartford Domestic Equity Funds
Financial Highlights – (continued)

	— Selected Per-Share Data(1) —								— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
The Hartford MidCap Value Fund – (continued)
For the Year Ended October 31, 2022
A	$ 18.14	$ 0.05	$ (0.75)	$ (0.70)	$ (0.01)	$ (1.29)	$ (1.30)	$ 16.14	(4.34)%	$ 368,040	1.16%	1.16%	0.28%	85%
C	14.28	(0.07)	(0.56)	(0.63)	—	(1.29)	(1.29)	12.36	(5.07)	7,041	1.95	1.95	(0.51)	85
I	18.36	0.10	(0.75)	(0.65)	(0.06)	(1.29)	(1.35)	16.36	(4.01)	37,582	0.86	0.86	0.61	85
R3	19.18	(0.01)	(0.78)	(0.79)	—	(1.29)	(1.29)	17.10	(4.58)	6,108	1.49	1.48	(0.04)	85
R4	19.64	0.05	(0.81)	(0.76)	—	(1.29)	(1.29)	17.59	(4.31)	9,121	1.18	1.18	0.26	85
R5	19.97	0.10	(0.82)	(0.72)	(0.05)	(1.29)	(1.34)	17.91	(4.03)	2,020	0.89	0.89	0.55	85
R6 (10)	15.38	0.03	0.96 (11)	0.99	—	—	—	16.37	6.47 (8)	11	0.77 (9)	0.77 (9)	0.50 (9)	85
Y	20.02	0.11	(0.83)	(0.72)	(0.05)	(1.29)	(1.34)	17.96	(4.03)	7,814	0.87	0.87	0.55	85
F	18.37	0.11	(0.75)	(0.64)	(0.07)	(1.29)	(1.36)	16.37	(3.94)	449,385	0.77	0.77	0.68	85
For the Year Ended October 31, 2021
A	$ 12.21	$ (0.00) (5)	$ 5.97	$ 5.97	$ (0.04)	$ —	$ (0.04)	$ 18.14	48.99%	$ 363,955	1.18%	1.18%	0.03%	57%
C	9.66	(0.09)	4.71	4.62	—	—	—	14.28	47.83	8,931	1.96	1.96	(0.73)	57
I	12.36	0.06	6.02	6.08	(0.08)	—	(0.08)	18.36	49.39	25,307	0.85	0.85	0.36	57
R3	12.91	(0.05)	6.32	6.27	—	—	—	19.18	48.57	6,973	1.49	1.49	(0.28)	57
R4	13.21	(0.00) (5)	6.46	6.46	(0.03)	—	(0.03)	19.64	48.99	10,502	1.19	1.19	0.02	57
R5	13.44	0.06	6.56	6.62	(0.09)	—	(0.09)	19.97	49.39	2,142	0.89	0.89	0.31	57
Y	13.47	0.06	6.58	6.64	(0.09)	—	(0.09)	20.02	49.49	15,307	0.88	0.88	0.32	57
F	12.36	0.07	6.04	6.11	(0.10)	—	(0.10)	18.37	49.64	442,227	0.77	0.77	0.43	57
For the Year Ended October 31, 2020
A	$ 14.43	$ 0.07	$ (1.86)	$ (1.79)	$ (0.09)	$ (0.34)	$ (0.43)	$ 12.21	(12.86)%	$ 245,112	1.25%	1.25%	0.56%	61%
C	11.51	(0.02)	(1.49)	(1.51)	(0.00) (5)	(0.34)	(0.34)	9.66	(13.55)	9,533	2.03	2.03	(0.20)	61
I	14.60	0.12	(1.88)	(1.76)	(0.14)	(0.34)	(0.48)	12.36	(12.58)	19,722	0.91	0.91	0.91	61
R3	15.22	0.04	(1.98)	(1.94)	(0.03)	(0.34)	(0.37)	12.91	(13.12)	5,317	1.53	1.53	0.30	61
R4	15.58	0.08	(2.02)	(1.94)	(0.09)	(0.34)	(0.43)	13.21	(12.88)	8,857	1.23	1.23	0.58	61
R5	15.82	0.12	(2.04)	(1.92)	(0.12)	(0.34)	(0.46)	13.44	(12.60)	1,423	0.92	0.92	0.88	61
Y	15.87	0.13	(2.05)	(1.92)	(0.14)	(0.34)	(0.48)	13.47	(12.55)	10,009	0.92	0.88	0.93	61
F	14.60	0.13	(1.88)	(1.75)	(0.15)	(0.34)	(0.49)	12.36	(12.51)	299,805	0.82	0.82	0.98	61
For the Year Ended October 31, 2019
A	$ 14.54	$ 0.08	$ 1.44	$ 1.52	$ (0.04)	$ (1.59)	$ (1.63)	$ 14.43	12.74%	$ 309,996	1.23%	1.23%	0.61%	55%
C	11.97	(0.02)	1.15	1.13	—	(1.59)	(1.59)	11.51	11.99	15,910	1.99	1.99	(0.14)	55
I	14.68	0.13	1.46	1.59	(0.08)	(1.59)	(1.67)	14.60	13.20	31,173	0.89	0.89	0.95	55
R3	15.23	0.05	1.53	1.58	—	(1.59)	(1.59)	15.22	12.42	8,034	1.52	1.52	0.33	55
R4	15.55	0.09	1.57	1.66	(0.04)	(1.59)	(1.63)	15.58	12.77	11,865	1.21	1.21	0.64	55
R5	15.76	0.16	1.57	1.73	(0.08)	(1.59)	(1.67)	15.82	13.14	1,592	0.92	0.92	1.06	55
Y	15.80	0.15	1.60	1.75	(0.09)	(1.59)	(1.68)	15.87	13.23	12,624	0.89	0.85	0.98	55
F	14.69	0.14	1.46	1.60	(0.10)	(1.59)	(1.69)	14.60	13.27	314,566	0.80	0.80	1.03	55
The Hartford Small Cap Growth Fund
For the Year Ended October 31, 2023
A	$ 37.07	$ (0.22)	$ (1.84)	$ (2.06)	$ —	$ —	$ —	$ 35.01	(5.56)%	$ 141,362	1.32%	1.31%	(0.58)%	53%
C	20.14	(0.28)	(0.99)	(1.27)	—	—	—	18.87	(6.31)	1,276	2.09	2.09	(1.35)	53
I	40.17	(0.08)	(2.01)	(2.09)	—	—	—	38.08	(5.20)	46,723	0.94	0.94	(0.20)	53
R3	35.99	(0.31)	(1.78)	(2.09)	—	—	—	33.90	(5.81)	5,115	1.57	1.56	(0.84)	53
R4	39.30	(0.21)	(1.96)	(2.17)	—	—	—	37.13	(5.52)	7,774	1.26	1.26	(0.53)	53
R5	42.94	(0.08)	(2.15)	(2.23)	—	—	—	40.71	(5.19)	12,394	0.93	0.93	(0.19)	53
R6	43.99	(0.05)	(2.20)	(2.25)	—	—	—	41.74	(5.11)	34,009	0.85	0.85	(0.11)	53
Y	43.94	(0.09)	(2.19)	(2.28)	—	—	—	41.66	(5.19)	103,032	0.95	0.92	(0.19)	53
F	40.50	(0.05)	(2.03)	(2.08)	—	—	—	38.42	(5.14)	25,243	0.85	0.85	(0.13)	53
The accompanying notes are an integral part of these financial statements.
90

Hartford Domestic Equity Funds
Financial Highlights – (continued)

	— Selected Per-Share Data(1) —								— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
The Hartford Small Cap Growth Fund – (continued)
For the Year Ended October 31, 2022
A	$ 64.88	$ (0.30)	$ (15.38)	$ (15.68)	$ —	$ (12.13)	$ (12.13)	$ 37.07	(28.75)%	$ 163,293	1.25%	1.24%	(0.72)%	42%
C	41.34	(0.36)	(8.71)	(9.07)	—	(12.13)	(12.13)	20.14	(29.27)	2,197	1.98	1.98	(1.44)	42
I	69.03	(0.17)	(16.56)	(16.73)	—	(12.13)	(12.13)	40.17	(28.50)	66,150	0.89	0.89	(0.36)	42
R3	63.50	(0.41)	(14.97)	(15.38)	—	(12.13)	(12.13)	35.99	(28.93)	6,107	1.52	1.51	(0.99)	42
R4	67.99	(0.31)	(16.25)	(16.56)	—	(12.13)	(12.13)	39.30	(28.72)	11,684	1.21	1.21	(0.69)	42
R5	72.91	(0.20)	(17.64)	(17.84)	—	(12.13)	(12.13)	42.94	(28.51)	20,591	0.91	0.91	(0.39)	42
R6	74.32	(0.14)	(18.06)	(18.20)	—	(12.13)	(12.13)	43.99	(28.44)	57,807	0.80	0.80	(0.28)	42
Y	74.28	(0.17)	(18.04)	(18.21)	—	(12.13)	(12.13)	43.94	(28.47)	145,027	0.91	0.86	(0.34)	42
F	69.43	(0.13)	(16.67)	(16.80)	—	(12.13)	(12.13)	40.50	(28.42)	27,582	0.80	0.80	(0.28)	42
For the Year Ended October 31, 2021
A	$ 51.35	$ (0.42)	$ 18.27	$ 17.85	$ —	$ (4.32)	$ (4.32)	$ 64.88	35.73%	$ 256,061	1.18%	1.18%	(0.67)%	48%
C	34.22	(0.55)	11.99	11.44	—	(4.32)	(4.32)	41.34	34.80	8,102	1.89	1.89	(1.37)	48
I	54.23	(0.22)	19.34	19.12	—	(4.32)	(4.32)	69.03	36.21	120,135	0.83	0.83	(0.33)	48
R3	50.47	(0.59)	17.94	17.35	—	(4.32)	(4.32)	63.50	35.34	8,637	1.48	1.47	(0.97)	48
R4	53.64	(0.42)	19.09	18.67	—	(4.32)	(4.32)	67.99	35.74	21,098	1.17	1.17	(0.64)	48
R5	57.10	(0.25)	20.38	20.13	—	(4.32)	(4.32)	72.91	36.15	86,788	0.87	0.87	(0.36)	48
R6	58.07	(0.18)	20.75	20.57	—	(4.32)	(4.32)	74.32	36.31	84,908	0.76	0.76	(0.25)	48
Y	58.07	(0.22)	20.75	20.53	—	(4.32)	(4.32)	74.28	36.24	268,416	0.87	0.81	(0.31)	48
F	54.48	(0.15)	19.42	19.27	—	(4.32)	(4.32)	69.43	36.32	36,439	0.76	0.76	(0.23)	48
For the Year Ended October 31, 2020
A	$ 45.71	$ (0.28)	$ 6.67	$ 6.39	$ —	$ (0.75)	$ (0.75)	$ 51.35	14.06%	$ 198,430	1.26%	1.25%	(0.60)%	58%
C	30.90	(0.39)	4.46	4.07	—	(0.75)	(0.75)	34.22	13.31	12,323	1.91	1.91	(1.25)	58
I	48.05	(0.09)	7.02	6.93	—	(0.75)	(0.75)	54.23	14.50	98,673	0.85	0.85	(0.19)	58
R3	45.05	(0.38)	6.55	6.17	—	(0.75)	(0.75)	50.47	13.80	7,485	1.49	1.49	(0.83)	58
R4	47.69	(0.26)	6.96	6.70	—	(0.75)	(0.75)	53.64	14.13	31,169	1.19	1.19	(0.52)	58
R5	50.57	(0.12)	7.40	7.28	—	(0.75)	(0.75)	57.10	14.47	71,754	0.89	0.89	(0.23)	58
R6	51.36	(0.06)	7.52	7.46	—	(0.75)	(0.75)	58.07	14.62	80,327	0.78	0.78	(0.12)	58
Y	51.39	(0.08)	7.51	7.43	—	(0.75)	(0.75)	58.07	14.58	255,484	0.88	0.81	(0.16)	58
F	48.23	(0.06)	7.06	7.00	—	(0.75)	(0.75)	54.48	14.62	44,376	0.78	0.78	(0.13)	58
For the Year Ended October 31, 2019
A	$ 55.20	$ (0.21)	$ 2.62	$ 2.41	$ —	$ (11.90)	$ (11.90)	$ 45.71	8.99%	$ 195,314	1.24%	1.24%	(0.46)%	48%
C	41.81	(0.34)	1.33	0.99	—	(11.90)	(11.90)	30.90	8.27	15,722	1.89	1.89	(1.11)	48
I	57.17	(0.02)	2.80	2.78	—	(11.90)	(11.90)	48.05	9.41	191,482	0.83	0.83	(0.05)	48
R3	54.70	(0.31)	2.56	2.25	—	(11.90)	(11.90)	45.05	8.72	10,036	1.47	1.47	(0.69)	48
R4	56.99	(0.18)	2.78	2.60	—	(11.90)	(11.90)	47.69	9.05	42,296	1.17	1.17	(0.39)	48
R5	59.48	(0.03)	3.02	2.99	—	(11.90)	(11.90)	50.57	9.40	82,624	0.85	0.85	(0.07)	48
R6	60.16	(0.00) (5)	3.10	3.10	—	(11.90)	(11.90)	51.36	9.49	66,260	0.76	0.76	0.01	48
Y	60.20	(0.01)	3.10	3.09	—	(11.90)	(11.90)	51.39	9.44	365,867	0.82	0.80	(0.01)	48
F	57.30	0.01	2.82	2.83	—	(11.90)	(11.90)	48.23	9.49	46,533	0.76	0.76	0.02	48
The accompanying notes are an integral part of these financial statements.
91

Hartford Domestic Equity Funds
Financial Highlights – (continued)

	— Selected Per-Share Data(1) —								— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
Hartford Small Cap Value Fund
For the Year Ended October 31, 2023
A	$ 11.40	$ 0.12	$ (0.54)	$ (0.42)	$ (0.16)	$ (0.85)	$ (1.01)	$ 9.97	(4.16)%	$ 45,431	1.32%	1.30%	1.16%	52%
C	9.69	0.04	(0.46)	(0.42)	(0.08)	(0.85)	(0.93)	8.34	(4.94)	1,496	2.12	2.05	0.42	52
I	11.44	0.16	(0.56)	(0.40)	(0.19)	(0.85)	(1.04)	10.00	(3.94)	17,685	1.01	1.00	1.46	52
R3	11.90	0.11	(0.57)	(0.46)	(0.14)	(0.85)	(0.99)	10.45	(4.35)	531	1.59	1.50	0.98	52
R4	12.10	0.12	(0.56)	(0.44)	(0.17)	(0.85)	(1.02)	10.64	(4.08)	128	1.29	1.20	1.06	52
R5	12.08	0.18	(0.59)	(0.41)	(0.20)	(0.85)	(1.05)	10.62	(3.80)	1,855	0.99	0.90	1.54	52
R6	12.07	0.19	(0.58)	(0.39)	(0.21)	(0.85)	(1.06)	10.62	(3.63)	8,004	0.88	0.80	1.65	52
Y	12.05	0.18	(0.57)	(0.39)	(0.21)	(0.85)	(1.06)	10.60	(3.68)	2,448	0.98	0.85	1.61	52
F	11.43	0.18	(0.55)	(0.37)	(0.21)	(0.85)	(1.06)	10.00	(3.66)	23,870	0.88	0.80	1.69	52
For the Year Ended October 31, 2022
A	$ 13.36	$ 0.13	$ (1.22)	$ (1.09)	$ (0.09)	$ (0.78)	$ (0.87)	$ 11.40	(8.86)%	$ 51,422	1.29%	1.28%	1.05%	59%
C	11.48	0.03	(1.04)	(1.01)	—	(0.78)	(0.78)	9.69	(9.54)	1,922	2.10	2.05	0.29	59
I	13.40	0.16	(1.22)	(1.06)	(0.12)	(0.78)	(0.90)	11.44	(8.56)	21,402	0.98	0.98	1.35	59
R3	13.91	0.11	(1.28)	(1.17)	(0.06)	(0.78)	(0.84)	11.90	(9.05)	760	1.57	1.45	0.90	59
R4	14.13	0.16	(1.31)	(1.15)	(0.10)	(0.78)	(0.88)	12.10	(8.79)	42	1.26	1.20	1.29	59
R5	14.10	0.17	(1.27)	(1.10)	(0.14)	(0.78)	(0.92)	12.08	(8.48)	1,756	0.97	0.90	1.36	59
R6	14.10	0.18	(1.28)	(1.10)	(0.15)	(0.78)	(0.93)	12.07	(8.46)	7,821	0.85	0.80	1.48	59
Y	14.07	0.18	(1.28)	(1.10)	(0.14)	(0.78)	(0.92)	12.05	(8.46)	2,887	0.96	0.85	1.53	59
F	13.40	0.19	(1.23)	(1.04)	(0.15)	(0.78)	(0.93)	11.43	(8.46)	38,106	0.85	0.80	1.54	59
For the Year Ended October 31, 2021
A	$ 8.29	$ 0.10	$ 5.06	$ 5.16	$ (0.09)	$ —	$ (0.09)	$ 13.36	62.61%	$ 59,496	1.30%	1.28%	0.78%	60%
C	7.12	(0.00) (5)	4.37	4.37	(0.01)	—	(0.01)	11.48	61.49	3,098	2.09	2.04	0.01	60
I	8.31	0.15	5.06	5.21	(0.12)	—	(0.12)	13.40	63.20	32,905	0.97	0.96	1.12	60
R3	8.62	0.09	5.27	5.36	(0.07)	—	(0.07)	13.91	62.45	931	1.56	1.39	0.69	60
R4	8.76	0.12	5.35	5.47	(0.10)	—	(0.10)	14.13	62.83	53	1.26	1.20	0.88	60
R5	8.74	0.15	5.34	5.49	(0.13)	—	(0.13)	14.10	63.34	24	0.96	0.90	1.12	60
R6	8.74	0.16	5.35	5.51	(0.15)	—	(0.15)	14.10	63.49	1,508	0.85	0.80	1.24	60
Y	8.73	0.17	5.31	5.48	(0.14)	—	(0.14)	14.07	63.26	1,947	0.95	0.85	1.22	60
F	8.31	0.16	5.08	5.24	(0.15)	—	(0.15)	13.40	63.53	76,702	0.84	0.80	1.26	60
For the Year Ended October 31, 2020
A	$ 10.35	$ 0.09	$ (1.49)	$ (1.40)	$ (0.08)	$ (0.58)	$ (0.66)	$ 8.29	(14.57)%	$ 32,996	1.41%	1.29%	1.04%	62%
C	8.96	0.02	(1.28)	(1.26)	(0.00) (5)	(0.58)	(0.58)	7.12	(15.15)	2,020	2.15	2.04	0.29	62
I	10.37	0.12	(1.48)	(1.36)	(0.12)	(0.58)	(0.70)	8.31	(14.22)	2,915	1.04	0.93	1.43	62
R3	10.73	0.08	(1.54)	(1.46)	(0.07)	(0.58)	(0.65)	8.62	(14.62)	457	1.63	1.42	0.92	62
R4	10.89	0.10	(1.56)	(1.46)	(0.09)	(0.58)	(0.67)	8.76	(14.46)	30	1.33	1.20	1.10	62
R5	10.87	0.13	(1.56)	(1.43)	(0.12)	(0.58)	(0.70)	8.74	(14.21)	10	1.03	0.90	1.51	62
R6	10.87	0.12	(1.54)	(1.42)	(0.13)	(0.58)	(0.71)	8.74	(14.17)	240	0.92	0.80	1.42	62
Y	10.86	0.13	(1.55)	(1.42)	(0.13)	(0.58)	(0.71)	8.73	(14.18)	250	1.02	0.85	1.50	62
F	10.38	0.13	(1.49)	(1.36)	(0.13)	(0.58)	(0.71)	8.31	(14.22)	40,447	0.91	0.80	1.53	62
The accompanying notes are an integral part of these financial statements.
92

Hartford Domestic Equity Funds
Financial Highlights – (continued)

	— Selected Per-Share Data(1) —								— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
Hartford Small Cap Value Fund – (continued)
For the Year Ended October 31, 2019
A	$ 13.65	$ 0.10	$ (0.04)	$ 0.06	$ (0.03)	$ (3.33)	$ (3.36)	$ 10.35	3.46%	$ 47,037	1.37%	1.27%	0.98%	140%
C	12.35	0.02	(0.08)	(0.06)	—	(3.33)	(3.33)	8.96	2.60	3,719	2.14	2.04	0.26	140
I	13.68	0.14	(0.05)	0.09	(0.07)	(3.33)	(3.40)	10.37	3.77	4,354	1.00	0.90	1.34	140
R3	14.02	0.09	(0.03)	0.06	(0.02)	(3.33)	(3.35)	10.73	3.31	609	1.62	1.42	0.82	140
R4	14.16	0.11	(0.03)	0.08	(0.02)	(3.33)	(3.35)	10.89	3.52	69	1.31	1.20	1.01	140
R5	14.16	0.16	(0.05)	0.11	(0.07)	(3.33)	(3.40)	10.87	3.82	11	1.01	0.90	1.44	140
R6	14.15	0.15	(0.02)	0.13	(0.08)	(3.33)	(3.41)	10.87	3.99	103	0.89	0.80	1.39	140
Y	14.15	0.16	(0.04)	0.12	(0.08)	(3.33)	(3.41)	10.86	3.94	572	0.97	0.85	1.43	140
F	13.68	0.15	(0.04)	0.11	(0.08)	(3.33)	(3.41)	10.38	3.99	48,425	0.89	0.80	1.43	140
The Hartford Small Company Fund
For the Year Ended October 31, 2023
A	$ 16.30	$ (0.08)	$ (1.33)	$ (1.41)	$ —	$ —	$ —	$ 14.89	(8.59)%	$ 265,550	1.31%	1.31%	(0.48)%	48%
C	7.45	(0.09)	(0.61)	(0.70)	—	—	—	6.75	(9.40)	2,584	2.14	2.14	(1.28)	48
I	18.06	(0.03)	(1.48)	(1.51)	—	—	—	16.55	(8.36)	22,387	1.00	1.00	(0.16)	48
R3	18.45	(0.14)	(1.51)	(1.65)	—	—	—	16.80	(8.94)	9,054	1.61	1.61	(0.78)	48
R4	20.59	(0.10)	(1.68)	(1.78)	—	—	—	18.81	(8.60)	7,204	1.31	1.31	(0.48)	48
R5	22.66	(0.03)	(1.87)	(1.90)	—	—	—	20.76	(8.38)	2,859	1.01	1.01	(0.15)	48
R6	23.44	(0.02)	(1.92)	(1.94)	—	—	—	21.50	(8.24)	7,199	0.89	0.89	(0.07)	48
Y	23.34	(0.00) (5)	(1.96)	(1.96)	—	—	—	21.38	(8.40)	6,959	1.00	1.00	0.01	48
F	18.27	(0.01)	(1.50)	(1.51)	—	—	—	16.76	(8.26)	215,475	0.89	0.89	(0.06)	48
For the Year Ended October 31, 2022
A	$ 30.24	$ (0.13)	$ (7.28)	$ (7.41)	$ —	$ (6.53)	$ (6.53)	$ 16.30	(30.20)%	$ 319,971	1.27%	1.26%	(0.69)%	90%
C	17.65	(0.14)	(3.53)	(3.67)	—	(6.53)	(6.53)	7.45	(30.76)	4,678	2.10	2.10	(1.54)	90
I	32.69	(0.09)	(8.01)	(8.10)	—	(6.53)	(6.53)	18.06	(30.01)	31,819	0.99	0.99	(0.42)	90
R3	33.41	(0.22)	(8.21)	(8.43)	—	(6.53)	(6.53)	18.45	(30.43)	10,250	1.59	1.59	(1.01)	90
R4	36.39	(0.17)	(9.10)	(9.27)	—	(6.53)	(6.53)	20.59	(30.21)	9,040	1.29	1.29	(0.72)	90
R5	39.26	(0.11)	(9.96)	(10.07)	—	(6.53)	(6.53)	22.66	(30.01)	4,603	0.99	0.99	(0.41)	90
R6	40.33	(0.07)	(10.29)	(10.36)	—	(6.53)	(6.53)	23.44	(29.92)	6,580	0.87	0.87	(0.27)	90
Y	40.25	(0.10)	(10.28)	(10.38)	—	(6.53)	(6.53)	23.34	(30.05)	39,131	0.95	0.95	(0.36)	90
F	32.96	(0.06)	(8.10)	(8.16)	—	(6.53)	(6.53)	18.27	(29.93)	239,580	0.87	0.87	(0.29)	90
For the Year Ended October 31, 2021
A	$ 25.50	$ (0.30)	$ 7.82	$ 7.52	$ —	$ (2.78)	$ (2.78)	$ 30.24	30.50%	$ 502,923	1.23%	1.22%	(1.02)%	123%
C	15.97	(0.33)	4.79	4.46	—	(2.78)	(2.78)	17.65	29.39	9,324	2.05	2.05	(1.85)	123
I	27.31	(0.25)	8.41	8.16	—	(2.78)	(2.78)	32.69	30.84	59,421	0.95	0.95	(0.77)	123
R3	28.02	(0.45)	8.62	8.17	—	(2.78)	(2.78)	33.41	30.04	15,527	1.57	1.57	(1.37)	123
R4	30.22	(0.38)	9.33	8.95	—	(2.78)	(2.78)	36.39	30.46	15,320	1.26	1.26	(1.06)	123
R5	32.33	(0.30)	10.01	9.71	—	(2.78)	(2.78)	39.26	30.85	6,782	0.97	0.97	(0.78)	123
R6	33.12	(0.28)	10.27	9.99	—	(2.78)	(2.78)	40.33	30.97	5,954	0.85	0.85	(0.69)	123
Y	33.07	(0.29)	10.25	9.96	—	(2.78)	(2.78)	40.25	30.92	45,590	0.91	0.91	(0.72)	123
F	27.49	(0.21)	8.46	8.25	—	(2.78)	(2.78)	32.96	30.98	333,061	0.85	0.85	(0.65)	123
The accompanying notes are an integral part of these financial statements.
93

Hartford Domestic Equity Funds
Financial Highlights – (continued)

	— Selected Per-Share Data(1) —								— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
The Hartford Small Company Fund – (continued)
For the Year Ended October 31, 2020
A	$ 20.35	$ (0.14)	$ 6.57	$ 6.43	$ —	$ (1.28)	$ (1.28)	$ 25.50	33.21%	$ 389,496	1.32%	1.31%	(0.66)%	104%
C	13.30	(0.20)	4.15	3.95	—	(1.28)	(1.28)	15.97	32.08	9,058	2.14	2.14	(1.50)	104
I	21.65	(0.08)	7.02	6.94	—	(1.28)	(1.28)	27.31	33.59	35,806	1.00	1.00	(0.35)	104
R3	22.29	(0.21)	7.22	7.01	—	(1.28)	(1.28)	28.02	32.91	14,013	1.61	1.55	(0.90)	104
R4	23.88	(0.15)	7.77	7.62	—	(1.28)	(1.28)	30.22	33.29	13,363	1.30	1.25	(0.60)	104
R5	25.40	(0.08)	8.29	8.21	—	(1.28)	(1.28)	32.33	33.64	3,936	1.01	0.95	(0.30)	104
R6	25.97	(0.13)	8.56	8.43	—	(1.28)	(1.28)	33.12	33.75	1,530	0.90	0.90	(0.42)	104
Y	25.95	(0.08)	8.48	8.40	—	(1.28)	(1.28)	33.07	33.65	19,956	0.96	0.95	(0.29)	104
F	21.76	(0.06)	7.07	7.01	—	(1.28)	(1.28)	27.49	33.75	243,057	0.90	0.90	(0.24)	104
For the Year Ended October 31, 2019
A	$ 22.20	$ (0.13)	$ 2.28	$ 2.15	$ —	$ (4.00)	$ (4.00)	$ 20.35	14.08%	$ 311,742	1.33%	1.32%	(0.66)%	91%
C	16.11	(0.19)	1.38	1.19	—	(4.00)	(4.00)	13.30	13.24	9,929	2.14	2.13	(1.46)	91
I	23.28	(0.08)	2.45	2.37	—	(4.00)	(4.00)	21.65	14.48	26,939	1.04	1.03	(0.37)	91
R3	23.95	(0.19)	2.53	2.34	—	(4.00)	(4.00)	22.29	13.84	14,142	1.62	1.55	(0.89)	91
R4	25.28	(0.14)	2.74	2.60	—	(4.00)	(4.00)	23.88	14.20	14,261	1.32	1.25	(0.59)	91
R5	26.53	(0.07)	2.94	2.87	—	(4.00)	(4.00)	25.40	14.56	3,239	1.02	0.95	(0.29)	91
R6	27.02	(0.06)	3.01	2.95	—	(4.00)	(4.00)	25.97	14.60	206	0.90	0.90	(0.23)	91
Y	27.01	(0.06)	3.00	2.94	—	(4.00)	(4.00)	25.95	14.56	32,472	0.94	0.93	(0.26)	91
F	23.35	(0.05)	2.46	2.41	—	(4.00)	(4.00)	21.76	14.63	193,242	0.90	0.90	(0.23)	91

FINANCIAL HIGHLIGHTS FOOTNOTES
(1)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(2)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(3)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly (see Expenses in the accompanying Notes to Financial Statements).
(4)	The “Net Realized and Unrealized Gain (Loss) on Investments” and “Total from Net Investment Income” for Classes I, R4 and R5 shares have been updated since the October 31, 2021 Annual Report to reflect a non-material change of $0.01 to these amounts.
(5)	Amount is less than $0.01 per share.
(6)	Amount is less than 0.01%.
(7)	Commenced operations on February 28, 2019.
(8)	Not annualized.
(9)	Annualized.
(10)	Commenced operations on June 22, 2022.
(11)	Per share amount was not in accord with the net realized and unrealized gain (loss) for the period because of the timing of transactions in shares of the Fund and the amount and timing of per-share net realized and unrealized gain (loss) on such shares.
The accompanying notes are an integral part of these financial statements.
94

Hartford Domestic Equity Funds
 Notes to Financial Statements
 October 31, 2023

1.	Organization:
The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. (each, a "Company" and collectively, the "Companies") are each an open-end registered management investment company comprised of thirty-seven and fifteen series, respectively, as of October 31, 2023. Financial statements for the series of each Company listed below (each, a "Fund" and collectively, the "Funds") are included in this report.

The Hartford Mutual Funds, Inc.:
The Hartford Capital Appreciation Fund (the "Capital Appreciation Fund")
Hartford Core Equity Fund (the "Core Equity Fund")
The Hartford Dividend and Growth Fund (the "Dividend and Growth Fund")
The Hartford Equity Income Fund (the "Equity Income Fund")
The Hartford Healthcare Fund (the "Healthcare Fund")
The Hartford MidCap Fund (the "MidCap Fund")
The Hartford MidCap Value Fund (the "MidCap Value Fund")
Hartford Small Cap Value Fund (the "Small Cap Value Fund")
The Hartford Small Company Fund (the "Small Company Fund")

The Hartford Mutual Funds II, Inc.:
The Hartford Growth Opportunities Fund (the "Growth Opportunities Fund")
The Hartford Small Cap Growth Fund (the "Small Cap Growth Fund")
The assets of each Fund are separate, and a shareholder's interest is limited to the Fund in which shares are held. Each Company is organized under the laws of the State of Maryland and is registered with the U.S. Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). Each Fund is a diversified open-end management investment company. Each Fund applies specialized accounting and reporting standards under Accounting Standards Codification Topic 946, "Financial Services – Investment Companies".
Each Fund has registered for sale Class A, Class C, Class I, Class R3, Class R4, Class R5, Class R6, Class Y and Class F shares. Class A shares of each Fund are sold with a front-end sales charge of up to 5.50%. Class C shares of each Fund are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class C shares automatically convert to Class A shares of the same Fund after eight years provided that the Fund or the financial intermediary has records verifying that the Class C shares have been held for at least eight years. Classes I, R3, R4, R5, R6, Y and F shares do not have a sales charge.
2.	Significant Accounting Policies:
The following is a summary of significant accounting policies of each Fund used in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles ("U.S. GAAP"). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
a)	Determination of Net Asset Value – The net asset value ("NAV") of each class of each Fund’s shares is determined as of the close of regular trading on the New York Stock Exchange (the "Exchange") (normally 4:00 p.m. Eastern Time) (the "NYSE Close") on each day that the Exchange is open ("Valuation Date"). If the Exchange is closed due to weather or other extraordinary circumstances on a day it would typically be open for business, each Fund may treat such day as a typical business day and accept purchase and redemption orders and calculate each Fund’s NAV in accordance with applicable law. The NAV of each class of each Fund's shares is determined by dividing the value of the Fund’s net assets attributable to the class of shares by the number of shares outstanding for that class. Information that becomes known to the Funds after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.
b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV of each class of each Fund, portfolio securities and other assets held in the Fund’s portfolio for which market prices are readily available are valued at market value. Market value is generally determined on the basis of official close price or last reported trade price. If no trades were reported, market value is based on prices obtained from a quotation reporting system, established market makers (including evaluated prices), or independent pricing services. Pricing vendors may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data, credit quality information, general market conditions, news, and other factors and assumptions.
95

Hartford Domestic Equity Funds
 Notes to Financial Statements – (continued)
 October 31, 2023

With respect to a Fund's investments that do not have readily available market prices, each Company's Board of Directors (the "Board") has designated Hartford Funds Management Company, LLC (the "Investment Manager" or "HFMC") as its valuation designee to perform fair valuations pursuant to Rule 2a-5 under the 1940 Act (the "Valuation Designee").
If market prices are not readily available or deemed unreliable, the Valuation Designee determines the fair value of the security or other instrument in good faith under policies and procedures approved by and under the supervision of the Board ("Valuation Procedures").
The Valuation Designee has delegated the day-to-day responsibility for implementing the Valuation Procedures to the Valuation Committee. The Valuation Committee will consider all available relevant factors in determining an investment’s fair value. The Valuation Designee reports fair value matters to the Audit Committee of the Board.
Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Securities and other instruments that are primarily traded on foreign markets may trade on days that are not business days of the Funds. The value of the foreign securities or other instruments in which a Fund invests may change on days when a shareholder will not be able to purchase, redeem or exchange shares of the Fund.
Fixed income investments (other than short-term obligations) and non-exchange traded derivatives held by a Fund are normally valued at prices supplied by independent pricing services in accordance with the Valuation Procedures. Short-term investments maturing in 60 days or less are generally valued at amortized cost, which approximates fair value.
Exchange-traded derivatives, such as options, futures and options on futures, are valued at the last sale price determined by the exchange where such instruments principally trade as of the close of such exchange ("Exchange Close"). If a last sale price is not available, the value will be the mean of the most recently quoted bid and ask prices as of the Exchange Close. If a mean of the bid and ask prices cannot be calculated for the day, the value will be the most recently quoted bid price as of the Exchange Close. Over-the-counter derivatives are normally valued based on prices supplied by independent pricing services in accordance with the Valuation Procedures.
Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using the prevailing spot currency exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities or other instruments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Exchange is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of a Fund.
Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.
Shares of investment companies listed and traded on an exchange are valued in the same manner as any exchange-listed equity security. Investments in investment companies that are not listed or traded on an exchange ("Non-Traded Funds"), if any, are valued at the respective NAV of each Non-Traded Fund on the Valuation Date. Such Non-Traded Funds and listed investment companies may use fair value pricing as disclosed in their prospectuses.
Financial instruments for which prices are not available from an independent pricing service may be valued using quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with the Valuation Procedures.
U.S. GAAP defines fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of each Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:
•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order
96

Hartford Domestic Equity Funds
 Notes to Financial Statements – (continued)
 October 31, 2023

to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.
Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.
For additional information, refer to the Fair Value Summary and the Level 3 roll-forward reconciliation, if applicable, which follows each Fund's Schedule of Investments.
c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.
Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, a Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available.
Interest income, including amortization of premium, accretion of discounts and additional principal received in-kind in lieu of cash, is accrued on a daily basis.
The Capital Appreciation Fund and the Dividend and Growth Fund filed claims to recover taxes withheld on prior year reclaims (EU reclaims) related to French taxes withheld on dividend income from 2009, 2010 and 2011. The Capital Appreciation Fund and the Dividend and Growth Fund received EU reclaims with related interest in the amount of $1,888,107 and $1,792,505, respectively, which is recorded on the Statement of Operations as Foreign withholding tax reclaims.
Please refer to Note 8 for Securities Lending information.
d)	Taxes – A Fund may be subject to taxes imposed on realized gains on securities of certain foreign countries in which such Fund invests. A Fund may also be subject to taxes withheld on foreign dividends and interest from securities in which a Fund invests. The amount of any foreign taxes withheld and foreign tax expense is included on the accompanying Statements of Operations as a reduction to net investment income or net realized or unrealized gain (loss) on investments in these securities, if applicable.
e)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the Valuation Date. Purchases and sales of investments, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.
A Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.
Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.
f)	Joint Trading Account – A Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.
g)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for each class of each Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of each class of each Fund’s shares is determined as of the close of business on each business day of the Exchange (see Note 2(a)). The NAV is determined separately for each class of shares of a Fund by dividing the Fund's net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by a Fund
97

Hartford Domestic Equity Funds
 Notes to Financial Statements – (continued)
 October 31, 2023

has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class of the Fund. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of each Fund.
Orders for the purchase of a Fund's shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Funds are not open for business, are priced at the next determined NAV.
Dividends are declared pursuant to a policy adopted by the respective Company's Board of Directors. Dividends and/or distributions to shareholders are recorded on ex-date. The policy of each Fund, except Dividend and Growth Fund and Equity Income Fund, is to pay dividends from net investment income and realized gains, if any, at least once a year. The policy of Dividend and Growth Fund and Equity Income Fund is to pay dividends from net investment income, if any, quarterly and realized gains, if any, at least once a year.
Income dividends and capital gains distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing (see Federal Income Taxes: Distributions and Components of Distributable Earnings and
Reclassification of Capital Accounts notes).
3.	Securities and Other Investments:
a)	Restricted Securities – Each Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if applicable, is included at the end of each Fund's Schedule of Investments.
b)	Repurchase Agreements – A repurchase agreement is an agreement between two parties whereby one party sells the other a security at a specified price with a commitment to repurchase the security later at an agreed-upon price, date and interest payment. Each Fund is permitted to enter into fully collateralized repurchase agreements. Each Company's Board of Directors has delegated to the sub-adviser(s), as applicable, the responsibility of evaluating the creditworthiness of the banks and securities dealers with which the Funds will engage in repurchase agreements. The sub-adviser(s) will monitor such transactions to ensure that the value of underlying collateral will be at least equal to the total amount of the repurchase obligation as required by the valuation provision of the repurchase agreement, including the accrued interest. Repurchase agreements carry the risk that the market value of the securities declines below the repurchase price. A Fund could also lose money if it is unable to recover the securities and the value of any collateral held. In the event the borrower commences bankruptcy proceedings, a court may characterize the transaction as a loan. If a Fund has not perfected a security interest in the underlying collateral, the Fund may be required to return the underlying collateral to the borrower’s estate and be treated as an unsecured creditor. As an unsecured creditor, the Fund could lose some or all of the principal and interest involved in the transaction. See each Fund's Schedule of Investments, if applicable, for repurchase agreements as of October 31, 2023.
4.	Financial Derivative Instruments:
The following disclosures contain information on the derivative instruments used by a Fund during the period, the credit-risk-related contingent features in certain derivative instruments, and how such derivative instruments affect the financial position and results of operations of the applicable Fund. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statements of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Schedules of Investments, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statements of Operations.
a)	Futures Contracts – A Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. A Fund may use futures contracts to manage risk or obtain exposure to the investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, a Fund is required to deposit with a futures commission merchant ("FCM") an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate amount equal to the change in value ("variation margin") is paid or received by a Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.
During the year ended October 31, 2023, the Capital Appreciation Fund had used futures contracts.
98

Hartford Domestic Equity Funds
 Notes to Financial Statements – (continued)
 October 31, 2023

b)	Additional Derivative Instrument Information:
Capital Appreciation Fund

The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2023:
Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Liabilities:
Unrealized depreciation on futures contracts(1)	$ —	$ —	$ —	$ 5,445,586	$ —	$ 5,445,586
Total	$ —	$ —	$ —	$ 5,445,586	$ —	$ 5,445,586

(1)	Amount represents the cumulative appreciation and depreciation on futures contracts as disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2023:
Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$ —	$ —	$ —	$ 22,677,524	$ —	$ 22,677,524
Total	$ —	$ —	$ —	$ 22,677,524	$ —	$ 22,677,524
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures contracts	$ —	$ —	$ —	$ (1,556,518)	$ —	$ (1,556,518)
Total	$ —	$ —	$ —	$ (1,556,518)	$ —	$ (1,556,518)
For the year ended October 31, 2023, the average monthly amount or number per contract outstanding for each derivative type was as follows:
Derivative Description	Average Notional Par, Contracts or Face Amount
Futures Contracts Number of Long Contracts	427
c)	Balance Sheet Offsetting Information – Set forth below are tables which disclose both gross information and net information about instruments and transactions eligible for offset in the financial statements, and instruments and transactions that are subject to a master netting arrangement, as well as amounts related to margin, reflected as financial collateral (including cash collateral), held at clearing brokers, counterparties and a Fund's custodian. The master netting arrangements allow the clearing brokers to net any collateral held in or on behalf of a Fund, or liabilities or payment obligations of the clearing brokers to a Fund, against any liabilities or payment obligations of a Fund to the clearing brokers. A Fund is required to deposit financial collateral (including cash collateral) at the Fund's custodian on behalf of clearing brokers and counterparties to continually meet the original and maintenance requirements established by the clearing brokers and counterparties. Such requirements are specific to the respective clearing broker or counterparty. Certain master netting arrangements may not be enforceable in a bankruptcy.
The following tables present a Fund's derivative assets and liabilities, presented on a gross basis as no amounts are netted within the Statements of Assets and Liabilities, by counterparty net of amounts available for offset under a master netting agreement or similar agreement ("MNA") and net of the related collateral received/pledged by a Fund as of October 31, 2023:

Capital Appreciation Fund
Derivative Financial Instruments:	Assets	Liabilities
Futures contracts	$ —	$ (5,445,586)
Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	—	(5,445,586)
Derivatives not subject to a MNA	—	5,445,586
Total gross amount of assets and liabilities subject to MNA or similar agreements	$ —	$ —
99

Hartford Domestic Equity Funds
 Notes to Financial Statements – (continued)
 October 31, 2023

5.	Principal Risks:
A Fund’s investments expose it to various types of risks associated with financial instruments and the markets. A Fund may be exposed to the risks described below. Each Fund’s prospectus provides details of its principal risks.
The market values of equity securities, such as common stocks and preferred stocks, or equity related derivative investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities. The extent of each Fund’s exposure to market risk is the market value of the investments held as shown in the Fund’s Schedule of Investments.
A widespread health crisis, such as a global pandemic, could cause substantial market volatility, exchange trading suspensions or restrictions and closures of securities exchanges and businesses, impact the ability to complete redemptions, and adversely impact Fund performance. The outbreak of COVID-19, a respiratory disease caused by a novel coronavirus, negatively affected the worldwide economy, created supply chain disruptions and labor shortages, and impacted the financial health of individual companies and the market in significant and unforeseen ways. The future impact of COVID-19, if any, remains unclear. The effects to public health, business and market conditions resulting from COVID-19 pandemic have had, and may continue to have, a significant negative impact on the performance of certain investments, including exacerbating other pre-existing political, social and economic risks.
The banking sector has recently been subject to increased market volatility. As a result, a Fund’s investments in the banking sector may be subject to increased volatility risk.
Investing in the securities of non-U.S. issuers, whether directly or indirectly, involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations; imposition of restrictions on the expatriation of funds or other protectionist measures; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; and greater social, economic and political uncertainties. Non-U.S. issuers may also be affected by political, social, economic or diplomatic developments in a foreign country or region or the U.S. (including the imposition of sanctions, tariffs, or other governmental restrictions). These risks are heightened for investments in issuers from countries with less developed markets.
Securities lending involves the risk that a Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. A Fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for a Fund that lends its holdings.

6.	Federal Income Taxes:
a)	Each Fund intends to continue to qualify as a Regulated Investment Company ("RIC") under Subchapter M of the Internal Revenue Code ("IRC") by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders each year. Each Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2023. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.
b)	Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies ("PFICs"), Real Estate Investment Trusts ("REITs"), RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by each Fund.
100

Hartford Domestic Equity Funds
 Notes to Financial Statements – (continued)
 October 31, 2023

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by each Fund for the years ended October 31, 2023 and October 31, 2022 are as follows:

	For the Year Ended October 31, 2023		For the Year Ended October 31, 2022
Fund	Ordinary Income	Long-Term Capital Gains(1)	Ordinary Income	Long-Term Capital Gains(1)
Capital Appreciation Fund	$ 23,999,674	$ 305,332,046	$ 279,895,853	$ 808,081,425
Core Equity Fund	106,000,036	263,609,129	128,007,129	276,790,106
Dividend and Growth Fund	270,368,087	660,981,658	237,541,713	650,717,744
Equity Income Fund	115,210,361	498,104,371	107,328,916	327,758,324
Growth Opportunities Fund	—	—	625,141,034	929,985,392
Healthcare Fund	—	13,370,344	8,784,435	157,643,753
MidCap Fund	—	639,353,171	82,760,021	1,452,281,687
MidCap Value Fund	5,771,513	85,376,578	23,089,873	40,847,490
Small Cap Growth Fund	—	—	—	150,799,914
Small Cap Value Fund	2,100,079	9,135,940	6,584,761	5,364,408
Small Company Fund	—	—	50,480,239	153,792,580

(1)	The Funds designate these distributions as long-term capital gains dividends pursuant to IRC Sec 852(b)(3)(c).
As of October 31, 2023, the components of total accumulated earnings (deficit) for each Fund on a tax basis are as follows:
Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation) on Investments	Total Accumulated Earnings (Deficit)
Capital Appreciation Fund	$ 25,784,481	$ —	$ (15,300,417)	$ 544,876,590	$ 555,360,654
Core Equity Fund	77,375,269	187,125,055	—	2,927,389,400	3,191,889,724
Dividend and Growth Fund	48,677,967	54,554,495	—	3,865,088,445	3,968,320,907
Equity Income Fund	14,121,073	271,164,564	—	505,102,132	790,387,769
Growth Opportunities Fund	—	—	(801,380,205)	460,528,207	(340,851,998)
Healthcare Fund	—	—	(17,317,172)	165,393,793	148,076,621
MidCap Fund	—	141,375,169	(17,710,254)	536,984,910	660,649,825
MidCap Value Fund	38,716,480	26,091,586	—	1,489,058	66,297,124
Small Cap Growth Fund	—	13,433,964	(1,560,544)	17,086,018	28,959,438
Small Cap Value Fund	3,308,969	—	—	(7,622,419)	(4,313,450)
Small Company Fund	—	—	(145,153,020)	(19,470,454)	(164,623,474)
d)	Reclassification of Capital Accounts – The Funds may record reclassifications in their capital accounts. These reclassifications have no impact on the total net assets of the Funds. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as earnings and profits distributed to shareholders on the redemption of shares, net operating loss, in-kind trade activity, and adjustments to prior year accumulated balances. Adjustments are made to reflect the impact these items have on the current and future earnings distributions to shareholders. Therefore, the source of the Funds' distributions may be shown in the accompanying Statements of Changes in Net Assets as from distributable earnings or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2023, the Funds recorded reclassifications to increase (decrease) the accounts listed below:

Fund	Paid-in-Capital	Distributable Earnings (Loss)
Capital Appreciation Fund	$ (117,441)	$ 117,441
Core Equity Fund	35,117,178	(35,117,178)
Dividend and Growth Fund	(8,049,375)	8,049,375
Equity Income Fund	29,348,772	(29,348,772)
Growth Opportunities Fund	(65,016,176)	65,016,176
Healthcare Fund	(2,445,087)	2,445,087
MidCap Fund	(5,563,081)	5,563,081
MidCap Value Fund	3,856,272	(3,856,272)
Small Cap Growth Fund	(2,177,558)	2,177,558
Small Cap Value Fund	78,323	(78,323)
Small Company Fund	(3,154,337)	3,154,337
e)	Capital Loss Carryforward – Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses for an unlimited period.
101

Hartford Domestic Equity Funds
 Notes to Financial Statements – (continued)
 October 31, 2023

At October 31, 2023 (tax year end), each Fund's capital loss carryforwards for U.S. federal income tax purposes were as follows:

Fund	Short-Term Capital Loss Carryforward with No Expiration	Long-Term Capital Loss Carryforward with No Expiration
Capital Appreciation Fund	$ —	$ 15,300,417
Growth Opportunities Fund	551,221,870	229,017,076
Healthcare Fund	3,940,489	11,188,262
Small Company Fund	130,923,194	12,074,572
During the year ended October 31, 2023, the Growth Opportunities Fund utilized $44,129,809 and Small Cap Growth Fund utilized $30,797,940 of prior year capital loss carryforwards.
The Core Equity Fund, Dividend and Growth Fund, Equity Income Fund, MidCap Fund, MidCap Value Fund, Small Cap Growth Fund and Small Cap Value Fund had no capital loss carryforwards for U.S. federal tax purposes as of October 31, 2023.
During the year ended October 31, 2023, Growth Opportunities Fund deferred $21,141,259, Healthcare Fund deferred $2,188,421, MidCap Fund deferred $17,710,254, Small Cap Growth Fund deferred $1,560,544 and Small Company Fund deferred $2,155,254 late year ordinary losses.
f)	Tax Basis of Investments – The aggregate cost of investments for federal income tax purposes at October 31, 2023 is different from book purposes primarily due to wash sale loss deferrals, PFIC mark to market adjustments, partnerships and non-taxable distributions from underlying investments. The net unrealized appreciation/(depreciation) on investments for tax purposes, which consists of gross unrealized appreciation and depreciation, was also different from book purposes primarily due to wash sale loss deferrals and mark-to-market adjustments on futures, PFICs, partnership adjustments and non-taxable distributions from underlying investments. Both the cost and unrealized appreciation and depreciation for federal income tax purposes are disclosed below:

Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Capital Appreciation Fund	$ 4,591,058,272	$ 857,201,290	$ (312,191,860)	$ 545,009,430
Core Equity Fund	5,752,648,361	3,142,391,855	(215,002,455)	2,927,389,400
Dividend and Growth Fund	10,784,752,392	4,298,609,767	(433,520,024)	3,865,089,743
Equity Income Fund	4,313,974,709	755,714,708	(250,633,740)	505,080,968
Growth Opportunities Fund	3,486,135,531	761,482,729	(300,954,522)	460,528,207
Healthcare Fund	903,656,652	291,966,770	(126,581,714)	165,385,056
MidCap Fund	5,118,144,378	1,121,730,664	(584,745,753)	536,984,911
MidCap Value Fund	872,119,296	85,045,785	(83,556,725)	1,489,060
Small Cap Growth Fund	361,473,750	59,690,535	(42,604,518)	17,086,017
Small Cap Value Fund	108,585,240	10,226,183	(17,848,602)	(7,622,419)
Small Company Fund	556,870,377	71,343,314	(90,813,769)	(19,470,455)
g)	Accounting for Uncertainty in Income Taxes – Pursuant to provisions set forth by U.S. GAAP, HFMC reviews each Fund’s tax positions for all open tax years. As of October 31, 2023, HFMC had reviewed the open tax years and concluded that there was no reason to record a liability for net unrecognized tax obligations relating to uncertain income tax positions. Each Fund files U.S. tax returns. Although the statute of limitations for examining a Fund’s U.S. tax returns remains open for three years, no examination is currently in progress. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statements of Operations. During the year ended October 31, 2023, the Funds did not incur any interest or penalties. HFMC is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax obligations will significantly change in the next twelve months.
7.	Expenses:
a)	Investment Management Agreement – HFMC serves as each Fund’s investment manager. Each Company, on behalf of its respective Funds, has entered into an Investment Management Agreement with HFMC. HFMC is an indirect subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"). HFMC has overall investment supervisory responsibility for each Fund. In addition, HFMC provides administrative personnel, services, equipment, facilities and office space for proper operation of each Fund. HFMC has contracted with Wellington Management Company LLP ("Wellington Management") under a sub-advisory agreement and Wellington Management performs the daily investment of the assets of each Fund in accordance with the Fund’s investment objective and policies. Each Fund pays a fee to HFMC. HFMC pays a sub-advisory fee to Wellington Management out of its management fee.
102

Hartford Domestic Equity Funds
 Notes to Financial Statements – (continued)
 October 31, 2023

The schedule below reflects the rates of compensation paid to HFMC for investment management services rendered as of October 31, 2023; the rates are accrued daily and paid monthly based on each Fund’s average daily net assets, at the following annual rates:

Fund	Management Fee Rates
Capital Appreciation Fund	0.8000% on first $500 million and;
0.7000% on next $500 million and;
0.6500% on next $4 billion and;
0.6475% on next $5 billion and;
0.6450% over $10 billion
Core Equity Fund	0.4500% on first $500 million and;
0.3500% on next $500 million and;
0.3300% on next $1.5 billion and;
0.3250% on next $2.5 billion and;
0.3225% over $5 billion
Dividend and Growth Fund	0.7500% on first $500 million and;
0.6500% on next $500 million and;
0.6000% on next $1.5 billion and;
0.5950% on next $2.5 billion and;
0.5900% on next $5 billion and;
0.5850% over $10 billion
Equity Income Fund	0.7500% on first $250 million and;
0.7000% on next $250 million and;
0.6500% on next $500 million and;
0.6000% on next $1.5 billion and;
0.5900% on next $2.5 billion and;
0.5875% over $5 billion
Growth Opportunities Fund	0.8000% on first $250 million and;
0.7000% on next $4.75 billion and;
0.6975% on next $5 billion and;
0.6950% over $10 billion
Healthcare Fund	0.9000% on first $500 million and;
0.8500% on next $500 million and;
0.8000% on next $4 billion and;
0.7975% on next $5 billion and;
0.7950% over $10 billion
MidCap Fund	0.8500% on first $500 million and;
0.7500% on next $500 million and;
0.7000% on next $4 billion and;
0.6975% on next $5 billion and;
0.6950% over $10 billion
MidCap Value Fund	0.7500% on first $500 million and;
0.6500% on next $500 million and;
0.6000% on next $1.5 billion and;
0.5950% on next $2.5 billion and;
0.5900% on next $5 billion and;
0.5850% over $10 billion
Small Cap Growth Fund	0.9000% on first $100 million and;
0.8000% on next $150 million and;
0.7000% on next $250 million and;
0.6500% on next $4.5 billion and;
0.6300% on next $5 billion and;
0.6200% over $10 billion
Small Cap Value Fund	0.7000% on first $500 million and;
0.6500% on next $500 million and;
0.6000% on next $2 billion and;
0.5900% on next $2 billion and;
0.5800% on next $5 billion and;
0.5700% over $10 billion
103

Hartford Domestic Equity Funds
 Notes to Financial Statements – (continued)
 October 31, 2023

Fund	Management Fee Rates
Small Company Fund	0.8500% on first $250 million and;
0.8000% on next $250 million and;
0.7500% on next $500 million and;
0.7000% on next $500 million and;
0.6500% on next $3.5 billion and;
0.6300% on next $5 billion and;
0.6200% over $10 billion
b)	Accounting Services Agreement – HFMC provides the Funds with accounting services pursuant to a fund accounting agreement by and between each Company, on behalf of its respective Funds, and HFMC. HFMC has delegated certain accounting and administrative service functions to State Street Bank and Trust Company ("State Street"). In consideration of services rendered and expenses assumed pursuant to the fund accounting agreement, each Fund pays HFMC a fee. The fund accounting fee for each Fund is equal to the greater of: (A) the sum of (i) the sub-accounting fee payable by HFMC with respect to the Fund; (ii) the fee payable for tax preparation services for the Fund; and (iii) the amount of expenses that HFMC allocates for providing the fund accounting services to the Fund; plus a target profit margin; or (B) $40,000 per year; provided, however, that to the extent the annual amount of the fund accounting fee exceeds 0.02% of the Fund’s average net assets (calculated during its current fiscal year), HFMC shall waive such portion of the fund accounting fee.
c)	Operating Expenses – Allocable expenses incurred by each Company are allocated to each series within such Company, and allocated to classes within each such series, in proportion to the average daily net assets of such series and classes, except where allocation of certain expenses is more fairly made directly to a Fund or to specific classes within a Fund. As of October 31, 2023, HFMC contractually agreed to limit the total annual fund operating expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses), until February 29, 2024 (unless the applicable Board of Directors approves its earlier termination) as follows for the following Fund:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
Small Cap Value Fund	1.30%	2.05%	1.00%	1.50%	1.20%	0.90%	0.80%	0.85%	0.80%
d)	Fees Paid Indirectly – Certain Funds have entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of a Fund's expenses. For the year ended October 31, 2023, these amounts, if any, are included in the Statements of Operations.
The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers reflecting the reduction for fees paid indirectly for the period is as follows:

Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
Capital Appreciation Fund	1.05%	1.84%	0.79%	1.41%	1.10%	0.80%	0.70%	0.81%	0.70%
Core Equity Fund	0.70%	1.45%	0.46%	1.08%	0.72%	0.46%	0.36%	0.44%	0.36%
Dividend and Growth Fund	0.96%	1.73%	0.72%	1.34%	1.04%	0.73%	0.63%	0.71%	0.63%
Equity Income Fund	0.97%	1.74%	0.74%	1.36%	1.06%	0.75%	0.65%	0.73%	0.65%
Growth Opportunities Fund	1.09%	1.87%	0.84%	1.44%	1.13%	0.86%	0.74%	0.83%	0.74%
Healthcare Fund	1.27%	2.05%	1.01%	1.62%	1.29%	1.02%	0.91%	1.01%	0.91%
MidCap Fund	1.11%	1.88%	0.83%	1.46%	1.14%	0.84%	0.75%	0.83%	0.75%
MidCap Value Fund	1.16%	1.94%	0.87%	1.48%	1.18%	0.88%	0.77%	0.87%	0.77%
Small Cap Growth Fund	1.31%	2.09%	0.94%	1.56%	1.26%	0.93%	0.85%	0.92%	0.85%
Small Cap Value Fund	1.30%	2.05%	1.00%	1.50%	1.20%	0.90%	0.80%	0.85%	0.80%
Small Company Fund	1.31%	2.13%	1.00%	1.61%	1.30%	1.01%	0.89%	1.00%	0.89%
104

Hartford Domestic Equity Funds
 Notes to Financial Statements – (continued)
 October 31, 2023

e)	Sales Charges and Distribution and Service Plan for Class A, C, R3 and R4 Shares – Hartford Funds Distributors, LLC ("HFD"), an indirect subsidiary of The Hartford, is the principal underwriter and distributor of each Fund. For the year ended October 31, 2023, HFD received front-end sales charges and contingent deferred sales charges for each Fund as follows:

Fund	Front-End Sales Charges	Contingent Deferred Sales Charges
Capital Appreciation Fund	$ 1,032,319	$ 13,677
Core Equity Fund	1,351,653	34,978
Dividend and Growth Fund	2,799,483	63,319
Equity Income Fund	1,343,757	25,806
Growth Opportunities Fund	1,154,944	14,599
Healthcare Fund	281,991	2,481
MidCap Fund	899,049	12,618
MidCap Value Fund	398,087	5,452
Small Cap Growth Fund	42,092	266
Small Cap Value Fund	40,576	278
Small Company Fund	233,626	4,980
The Board of Directors of each Company has approved the adoption of a separate distribution plan (each a "Plan") pursuant to Rule 12b-1 under the 1940 Act for each of Class A, C, R3 and R4 shares. Under a Plan, Class A, Class C, Class R3 and Class R4 shares of a Fund, as applicable, bear distribution and/or service fees paid to HFD, some or all of which may be paid to select broker-dealers. Pursuant to the Class A Plan, a Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class A shares for distribution financing activities and shareholder account servicing activities. The entire amount of the fee may be used for shareholder servicing expenses and/or distribution expenses. Pursuant to the Class C Plan, a Fund may pay HFD a fee of up to 1.00% of the average daily net assets attributable to Class C shares for distribution financing activities, and up to 0.25% may be used for shareholder account servicing activities. The Class C Plan also provides that HFD will receive all contingent deferred sales charges attributable to Class C shares. Pursuant to the Class R3 Plan, a Fund may pay HFD a fee of up to 0.50% of the average daily net assets attributable to Class R3 shares for distribution financing activities, and up to 0.25% may be used for shareholder account servicing activities. Pursuant to the Class R4 Plan, a Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class R4 shares for distribution financing activities. The entire amount of the fee may be used for shareholder account servicing activities. Each Fund’s 12b-1 fees are accrued daily and paid monthly or at such other intervals as the respective Company’s Board of Directors may determine. Any 12b-1 fees attributable to assets held in an account held directly with the Funds’ transfer agent for which there is not a third-party listed as the broker-dealer of record (or HFD does not otherwise have a payment obligation) are generally reimbursed to the applicable share class of the applicable Fund. Such amounts are reflected as "Distribution fee reimbursements" on the Statements of Operations.
f)	Other Related Party Transactions – Certain officers of each Company are directors and/or officers of HFMC and/or The Hartford or its subsidiaries. For the year ended October 31, 2023, a portion of each Company’s Chief Compliance Officer’s ("CCO") compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to each Fund, as represented in "Other expenses" on the Statements of Operations, is outlined in the table below.

Fund	CCO Compensation Paid by Fund
Capital Appreciation Fund	$ 13,041
Core Equity Fund	21,551
Dividend and Growth Fund	35,736
Equity Income Fund	11,989
Growth Opportunities Fund	9,689
Healthcare Fund	2,743
MidCap Fund	15,513
MidCap Value Fund	2,236
Small Cap Growth Fund	1,005
Small Cap Value Fund	275
Small Company Fund	1,406
g)	Hartford Administrative Services Company ("HASCO"), an indirect subsidiary of The Hartford, provides transfer agent services to each Fund. Each Fund pays HASCO a transfer agency fee payable monthly based on the lesser of (i) the costs of providing or overseeing transfer agency services provided to each share class of such Fund plus a target profit margin or (ii) a Specified Amount (as defined in the table below). Such fee is intended to compensate HASCO for: (i) fees payable by HASCO to SS&C GIDS, Inc. ("SS&C", formerly known as DST Asset Manager Solutions, Inc.) (and any other designated sub-agent) according to the agreed-upon fee schedule under the sub-transfer agency agreement between HASCO and SS&C (or between HASCO and any other designated sub-agent, as applicable); (ii) sub-transfer agency fees payable by HASCO to financial intermediaries, according to the agreed-upon terms between HASCO and the financial intermediaries, provided that such payments are within certain limits approved by the applicable Company’s Board of Directors; (iii) certain
105

Hartford Domestic Equity Funds
 Notes to Financial Statements – (continued)
 October 31, 2023

expenses that HASCO’s parent company, Hartford Funds Management Group, Inc., allocates to HASCO that relate to HASCO’s transfer agency services provided to the Fund; and (iv) a target profit margin.

Share Class	Specified Amount (as a percentage average daily net assets)
Class A	0.25%
Class C	0.25%
Class I	0.20%
Class R3	0.22%
Class R4	0.17%
Class R5	0.12%
Class R6	0.004%
Class Y	0.11%
Class F	0.004%
Effective March 1, 2023, HASCO has contractually agreed to waive its transfer agency fee and/or reimburse transfer agency-related expenses to the extent necessary to limit the transfer agency fee for the share classes of the Funds listed below until February 29, 2024, unless the applicable Board of Directors approves its earlier termination.
Fund	Class Y
Dividend and Growth Fund	0.09%
Small Cap Growth Fund	0.07%
From November 1, 2022 through February 28, 2023, HASCO contractually agreed to waive and/or reimburse a portion of the transfer agency fees for the share classes of the Funds listed below to the extent necessary to limit the transfer agency fees as follows:
Fund	Class I	Class Y
Dividend and Growth Fund	N/A	0.06%
MidCap Fund	0.12%	0.06%
Small Cap Growth Fund	N/A	0.07%
Pursuant to a sub-transfer agency agreement between HASCO and SS&C, HASCO has delegated certain transfer agent, dividend disbursing agent and shareholder servicing agent functions to SS&C. Each Fund does not pay any fee directly to SS&C; rather, HASCO makes all such payments to SS&C. The accrued amount shown in the Statements of Operations reflects the amounts charged by HASCO. These fees are accrued daily and paid monthly.
For the year ended October 31, 2023, the effective rate of compensation paid to HASCO for transfer agency services as a percentage of each Class' average daily net assets is as follows:
Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
Capital Appreciation Fund	0.11%	0.15%	0.09%	0.22%	0.15%	0.10%	0.00% *	0.11%	0.00% *
Core Equity Fund	0.09%	0.09%	0.09%	0.22%	0.14%	0.10%	0.00% *	0.08%	0.00% *
Dividend and Growth Fund	0.09%	0.11%	0.09%	0.21%	0.16%	0.10%	0.00% *	0.08%	0.00% *
Equity Income Fund	0.08%	0.10%	0.10%	0.21%	0.17%	0.10%	0.00% *	0.09%	0.00% *
Growth Opportunities Fund	0.11%	0.13%	0.10%	0.20%	0.15%	0.12%	0.00% *	0.10%	0.00% *
Healthcare Fund	0.12%	0.14%	0.10%	0.21%	0.14%	0.12%	0.00% *	0.11%	0.00% *
MidCap Fund	0.11%	0.13%	0.09%	0.22%	0.17%	0.09%	0.00% *	0.08%	0.00% *
MidCap Value Fund	0.14%	0.18%	0.10%	0.22%	0.17%	0.12%	0.00% *	0.11%	0.00% *
Small Cap Growth Fund	0.22%	0.25%	0.09%	0.22%	0.17%	0.08%	0.00% *	0.07%	0.00% *
Small Cap Value Fund	0.19%	0.25%	0.13%	0.22%	0.17%	0.12%	0.00% *	0.11%	0.00% *
Small Company Fund	0.17%	0.25%	0.11%	0.22%	0.17%	0.12%	0.00% *	0.11%	0.00% *

*	Amount rounds to 0.00%.
8.	Securities Lending:
Each Company has entered into a securities lending agency agreement ("lending agreement") with Citibank, N.A. ("Citibank"). A Fund may lend portfolio securities to certain borrowers in U.S. and non-U.S. markets in an amount not to exceed one-third (33 1/3%) of the value of its total assets. A Fund may lend portfolio securities, provided that the borrower provides collateral that is maintained in an amount at least equal to the current market value of the securities loaned. Cash collateral is invested for the benefit of a Fund by the Fund’s lending agent pursuant to collateral investment guidelines. The collateral is marked to market daily, in an amount at least equal to the current market value of the securities loaned. The contractual maturities of the securities lending transactions are considered overnight and continuous.
106

Hartford Domestic Equity Funds
 Notes to Financial Statements – (continued)
 October 31, 2023

A Fund is subject to certain risks while its securities are on loan, including the following: (i) the risk that the borrower defaults on the loan and the collateral is inadequate to cover the Fund’s loss; (ii) the risk that the earnings on the collateral invested are not sufficient to pay fees incurred in connection with the loan; (iii) the Fund could lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral; (iv) the risk that the borrower may use the loaned securities to cover a short sale, which may in turn place downward pressure on the market prices of the loaned securities; (v) the risk that return of loaned securities could be delayed and interfere with portfolio management decisions; (vi) the risk that any efforts to restrict or recall the securities for purposes of voting may not be effective; and (vii) operational risks (i.e., the risk of losses resulting from problems in the settlement and accounting process especially so in certain international markets). These events could also trigger adverse tax consequences for the Fund.
A Fund retains loan fees and the interest on cash collateral investments but is required to pay the borrower a rebate for the use of cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the applicable Fund). Upon termination of a loan, a Fund is required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers.
The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statements of Operations as Investment Income from securities lending. A Fund also receives payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Investment Income from dividends or interest, respectively, on the Statements of Operations.
The following table presents for each Fund that lends its portfolio securities the market value of the securities on loan and the cash and non-cash collateral posted by the borrower as of October 31, 2023.

Fund	Investment Securities on Loan, at market value, Presented on the Statements of Assets and Liabilities	Cash Collateral(1)	Non-Cash Collateral(1)
Capital Appreciation Fund	$ 6,115,312	$ 6,079,332	$ —
Core Equity Fund	—	—	—
Dividend and Growth Fund	—	—	—
Equity Income Fund	5,863	5,907	—
Growth Opportunities Fund	35,345,325	35,152,160	—
Healthcare Fund	1,537,758	1,591,291	—
MidCap Fund	3,570,563	3,691,900	—
MidCap Value Fund	—	—	—
Small Cap Growth Fund	5,336,950	5,401,691	—
Small Cap Value Fund	39,100	40,000	—
Small Company Fund	2,923,672	2,997,300	—

(1)	It is each Fund’s policy to obtain additional collateral from, or return excess collateral to, the borrower by the end of the next business day following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than that required under the lending contract due to timing. Pursuant to the lending agreement, the borrower will provide collateral in an amount at least equal to the current market value of securities loaned.
9.	Affiliated Security Transactions:
If a Fund owns 5% or more of the outstanding voting securities, either directly or indirectly, of a particular issuer, the 1940 Act deems such an issuer to be an "affiliate" of the Fund. As of and during the year ended October 31, 2023, the MidCap Fund owned 5% or more of the outstanding voting securities of the issuers identified in the table below.
A summary of affiliated security transactions for the year ended October 31, 2023 follows:

Affiliated Investments	Beginning Value as of November 1, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Return of Capital	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of October 31, 2023	Shares as of October 31, 2023	Dividend Income	Capital Gains Distribution
MidCap Fund
Nuvei Corp.	$ 91,517,744	$ 22,878,632	$ 14,412,052	$ (19,981,094)	$ —	$ (28,530,099)	$ 51,473,131	3,705,769	$ 299,448	$ —
Shift4 Payments, Inc.*	121,387,095	11,209,645	53,606,381	(6,390,187)	—	14,751,006	87,351,178	1,962,066	—	—
Total	$ 212,904,839	$ 34,088,277	$ 68,018,433	$ (26,371,281)	$ —	$ (13,779,093)	$ 138,824,309	5,667,835	$ 299,448	$ —

*	Not an affiliate as of October 31, 2023.
107

Hartford Domestic Equity Funds
 Notes to Financial Statements – (continued)
 October 31, 2023

10.	Affiliate Holdings:
As of October 31, 2023, affiliates of The Hartford had ownership of shares in certain Funds as follows:

Percentage of a Class:
Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
MidCap Value Fund	—	—	—	—	—	—	10%	—	—
Small Cap Value Fund	—	—	—	—	—	1%	—	—	—

Percentage of Fund by Class:
Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
MidCap Value Fund	—	—	—	—	—	—	0% *	—	—
Small Cap Value Fund	—	—	—	—	—	0% *	—	—	—

*	Percentage rounds to zero.
As of October 31, 2023, affiliated funds of funds and the 529 plan for which HFMC serves as the program manager (the "529 plan") in the aggregate owned a portion of the Funds identified below. Therefore, these Funds may experience relatively large purchases or redemptions of their shares as a result of purchase and sale activity from these affiliated funds of funds and the 529 plan. Affiliated funds of funds and the 529 plan owned shares in the Funds listed below as follows:
Fund	Percentage of Fund*
Capital Appreciation Fund	8%
Core Equity Fund	3%
Dividend and Growth Fund	4%
Equity Income Fund	3%
Growth Opportunities Fund	3%
MidCap Fund	1%
MidCap Value Fund	2%
Small Cap Growth Fund	6%
Small Cap Value Fund	19%
Small Company Fund	5%

*	As of October 31, 2023, affiliated funds of funds and the 529 plan were invested in Class F shares.
11.	Investment Transactions:
For the year ended October 31, 2023, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

Fund	Cost of Purchases Excluding U.S. Government Obligations	Sales Proceeds Excluding U.S. Government Obligations	Total Cost of Purchases	Total Sales Proceeds
Capital Appreciation Fund	$ 3,439,446,789	$ 4,163,597,862	$ 3,439,446,789	$ 4,163,597,862
Core Equity Fund	1,754,950,500	3,236,737,025	1,754,950,500	3,236,737,025
Dividend and Growth Fund	3,995,577,951	4,573,886,473	3,995,577,951	4,573,886,473
Equity Income Fund	2,059,286,331	1,969,894,769	2,059,286,331	1,969,894,769
Growth Opportunities Fund	3,642,536,177	4,323,629,896	3,642,536,177	4,323,629,896
Healthcare Fund	391,338,129	571,140,823	391,338,129	571,140,823
MidCap Fund	2,449,237,283	4,362,144,797	2,449,237,283	4,362,144,797
MidCap Value Fund	792,095,079	795,732,214	792,095,079	795,732,214
Small Cap Growth Fund	236,157,855	341,852,968	236,157,855	341,852,968
Small Cap Value Fund	61,442,881	80,285,353	61,442,881	80,285,353
Small Company Fund	294,289,989	352,951,040	294,289,989	352,951,040
108

Hartford Domestic Equity Funds
 Notes to Financial Statements – (continued)
 October 31, 2023

12.	Capital Share Transactions:
The following information is for the years ended October 31, 2023 and October 31, 2022:

	For the Year Ended October 31, 2023		For the Year Ended October 31, 2022
	Shares	Amount	Shares	Amount
Capital Appreciation Fund
Class A
Shares Sold	2,416,094	$ 84,486,808	3,057,113	$ 117,912,718
Shares Issued for Reinvested Dividends	6,927,389	235,627,108	18,530,282	773,952,122
Shares Redeemed	(16,646,060)	(582,463,426)	(15,671,864)	(597,749,344)
Net Increase (Decrease)	(7,302,577)	(262,349,510)	5,915,531	294,115,496
Class C
Shares Sold	208,653	$ 4,571,978	355,100	$ 8,956,718
Shares Issued for Reinvested Dividends	328,212	6,990,907	1,058,069	28,641,921
Shares Redeemed	(1,519,110)	(33,305,211)	(1,826,007)	(45,470,387)
Net Increase (Decrease)	(982,245)	(21,742,326)	(412,838)	(7,871,748)
Class I
Shares Sold	1,490,961	$ 52,882,495	1,548,525	$ 60,994,842
Shares Issued for Reinvested Dividends	776,009	26,584,678	2,140,817	90,255,338
Shares Redeemed	(4,119,393)	(145,273,355)	(3,597,389)	(137,417,555)
Net Increase (Decrease)	(1,852,423)	(65,806,182)	91,953	13,832,625
Class R3
Shares Sold	50,805	$ 2,065,987	59,892	$ 2,569,258
Shares Issued for Reinvested Dividends	35,821	1,411,714	114,302	5,487,633
Shares Redeemed	(190,864)	(7,828,268)	(231,286)	(10,043,979)
Net Increase (Decrease)	(104,238)	(4,350,567)	(57,092)	(1,987,088)
Class R4
Shares Sold	50,530	$ 2,162,148	66,901	$ 3,145,575
Shares Issued for Reinvested Dividends	29,790	1,237,975	85,515	4,313,361
Shares Redeemed	(135,137)	(5,782,831)	(143,629)	(6,568,277)
Net Increase (Decrease)	(54,817)	(2,382,708)	8,787	890,659
Class R5
Shares Sold	34,157	$ 1,500,954	49,168	$ 2,317,024
Shares Issued for Reinvested Dividends	31,575	1,346,597	80,863	4,194,444
Shares Redeemed	(263,473)	(11,504,209)	(98,330)	(4,824,329)
Net Increase (Decrease)	(197,741)	(8,656,658)	31,701	1,687,139
Class R6
Shares Sold	1,033,462	$ 45,894,296	342,359	$ 19,376,487
Shares Issued for Reinvested Dividends	26,316	1,131,066	81,637	4,271,968
Shares Redeemed	(205,756)	(9,110,251)	(109,087)	(5,049,188)
Net Increase (Decrease)	854,022	37,915,111	314,909	18,599,267
Class Y
Shares Sold	80,931	$ 3,645,887	112,377	$ 5,423,166
Shares Issued for Reinvested Dividends	80,906	3,477,585	274,840	14,360,979
Shares Redeemed	(1,382,962)	(61,326,239)	(729,211)	(33,928,608)
Net Increase (Decrease)	(1,221,125)	(54,202,767)	(341,994)	(14,144,463)
Class F
Shares Sold	1,475,053	$ 51,699,782	2,468,140	$ 90,526,856
Shares Issued for Reinvested Dividends	1,212,451	41,502,624	3,014,822	127,144,725
Shares Redeemed	(4,220,336)	(149,610,096)	(3,637,998)	(136,977,274)
Net Increase (Decrease)	(1,532,832)	(56,407,690)	1,844,964	80,694,307
Total Net Increase (Decrease)	(12,393,976)	$ (437,983,297)	7,395,921	$ 385,816,194
Core Equity Fund
Class A
Shares Sold	4,662,208	$ 192,757,895	6,383,267	$ 283,671,328
Shares Issued for Reinvested Dividends	1,290,079	51,353,487	1,003,255	49,317,221
Shares Redeemed	(6,809,613)	(281,874,863)	(5,353,972)	(234,304,903)
Net Increase (Decrease)	(857,326)	(37,763,481)	2,032,550	98,683,646
109

Hartford Domestic Equity Funds
 Notes to Financial Statements – (continued)
 October 31, 2023

	For the Year Ended October 31, 2023		For the Year Ended October 31, 2022
	Shares	Amount	Shares	Amount
Class C
Shares Sold	666,349	$ 24,666,910	1,253,604	$ 50,867,962
Shares Issued for Reinvested Dividends	363,772	13,111,704	349,431	15,420,372
Shares Redeemed	(2,947,688)	(109,648,635)	(2,781,070)	(109,599,804)
Net Increase (Decrease)	(1,917,567)	(71,870,021)	(1,178,035)	(43,311,470)
Class I
Shares Sold	13,943,656	$ 574,317,175	25,138,210	$ 1,118,094,707
Shares Issued for Reinvested Dividends	3,143,233	125,251,199	2,850,367	140,716,905
Shares Redeemed	(38,424,804)	(1,592,653,726)	(35,726,873)	(1,550,849,816)
Net Increase (Decrease)	(21,337,915)	(893,085,352)	(7,738,296)	(292,038,204)
Class R3
Shares Sold	155,020	$ 6,503,551	298,269	$ 13,926,237
Shares Issued for Reinvested Dividends	42,352	1,719,412	37,639	1,871,542
Shares Redeemed	(347,755)	(14,683,725)	(436,719)	(19,025,180)
Net Increase (Decrease)	(150,383)	(6,460,762)	(100,811)	(3,227,401)
Class R4
Shares Sold	302,748	$ 12,938,651	463,087	$ 21,372,285
Shares Issued for Reinvested Dividends	125,891	5,191,062	132,063	6,705,623
Shares Redeemed	(1,281,405)	(55,276,370)	(1,508,324)	(69,293,943)
Net Increase (Decrease)	(852,766)	(37,146,657)	(913,174)	(41,216,035)
Class R5
Shares Sold	276,875	$ 11,522,767	523,441	$ 23,343,337
Shares Issued for Reinvested Dividends	130,348	5,239,611	118,899	5,918,731
Shares Redeemed	(996,287)	(42,133,966)	(1,556,355)	(67,139,669)
Net Increase (Decrease)	(589,064)	(25,371,588)	(914,015)	(37,877,601)
Class R6
Shares Sold	4,928,104	$ 206,462,743	8,959,950	$ 396,301,671
Shares Issued for Reinvested Dividends	957,461	38,632,638	647,642	32,411,972
Shares Redeemed	(5,576,479)	(236,040,509)	(4,637,927)	(204,136,867)
Net Increase (Decrease)	309,086	9,054,872	4,969,665	224,576,776
Class Y
Shares Sold	2,222,876	$ 93,707,132	2,164,398	$ 98,845,545
Shares Issued for Reinvested Dividends	483,390	19,520,858	561,625	28,081,046
Shares Redeemed	(4,442,840)	(187,208,035)	(7,849,800)	(348,528,440)
Net Increase (Decrease)	(1,736,574)	(73,980,045)	(5,123,777)	(221,601,849)
Class F
Shares Sold	9,602,495	$ 398,245,374	13,239,963	$ 592,067,299
Shares Issued for Reinvested Dividends	2,348,767	93,574,797	2,148,216	106,209,029
Shares Redeemed	(14,346,645)	(598,615,873)	(23,465,248)	(1,021,206,791)
Net Increase (Decrease)	(2,395,383)	(106,795,702)	(8,077,069)	(322,930,463)
Total Net Increase (Decrease)	(29,527,892)	$ (1,243,418,736)	(17,042,962)	$ (638,942,601)
Dividend and Growth Fund*
Class A
Shares Sold	10,035,822	$ 303,137,325	14,259,336	$ 456,511,173
Shares Issued for Reinvested Dividends	8,432,131	253,225,513	8,032,629	265,324,992
Shares Redeemed	(17,814,178)	(538,035,866)	(15,308,574)	(488,931,973)
Net Increase (Decrease)	653,775	18,326,972	6,983,391	232,904,192
Class C
Shares Sold	1,195,925	$ 34,418,401	2,645,502	$ 81,671,576
Shares Issued for Reinvested Dividends	330,462	9,492,536	274,652	8,737,329
Shares Redeemed	(1,850,529)	(53,275,479)	(1,631,982)	(49,532,829)
Net Increase (Decrease)	(324,142)	(9,364,542)	1,288,172	40,876,076
Class I
Shares Sold	36,581,833	$ 1,097,282,656	64,363,688	$ 2,058,872,583
Shares Issued for Reinvested Dividends	7,387,999	220,324,975	5,907,158	193,113,163
Shares Redeemed	(53,101,294)	(1,598,109,665)	(34,946,220)	(1,107,019,682)
Net Increase (Decrease)	(9,131,462)	(280,502,034)	35,324,626	1,144,966,064
110

Hartford Domestic Equity Funds
 Notes to Financial Statements – (continued)
 October 31, 2023

	For the Year Ended October 31, 2023		For the Year Ended October 31, 2022
	Shares	Amount	Shares	Amount
Class R3
Shares Sold	256,718	$ 7,901,146	348,672	$ 11,370,145
Shares Issued for Reinvested Dividends	93,879	2,873,582	100,882	3,401,827
Shares Redeemed	(539,529)	(16,607,512)	(600,236)	(19,626,369)
Net Increase (Decrease)	(188,932)	(5,832,784)	(150,682)	(4,854,397)
Class R4
Shares Sold	389,581	$ 12,080,743	796,252	$ 26,395,247
Shares Issued for Reinvested Dividends	143,875	4,441,408	138,647	4,701,649
Shares Redeemed	(980,389)	(30,445,231)	(957,878)	(31,739,116)
Net Increase (Decrease)	(446,933)	(13,923,080)	(22,979)	(642,220)
Class R5
Shares Sold	1,591,123	$ 50,044,722	2,795,712	$ 92,959,983
Shares Issued for Reinvested Dividends	183,787	5,698,726	205,078	6,984,131
Shares Redeemed	(4,249,868)	(132,476,932)	(3,084,827)	(100,834,486)
Net Increase (Decrease)	(2,474,958)	(76,733,484)	(84,037)	(890,372)
Class R6
Shares Sold	9,998,858	$ 312,195,799	9,755,875	$ 319,701,277
Shares Issued for Reinvested Dividends	1,257,139	38,962,188	842,357	28,512,706
Shares Redeemed	(6,195,316)	(193,024,036)	(3,734,079)	(121,605,554)
Net Increase (Decrease)	5,060,681	158,133,951	6,864,153	226,608,429
Class Y
Shares Sold	6,624,287	$ 205,459,595	7,239,847	$ 242,709,191
Shares Issued for Reinvested Dividends	1,318,360	40,895,267	1,560,840	53,170,181
Shares Redeemed	(14,277,753)	(448,268,635)	(12,313,080)	(406,017,012)
Net Increase (Decrease)	(6,335,106)	(201,913,773)	(3,512,393)	(110,137,640)
Class F
Shares Sold	38,149,463	$ 1,144,113,374	67,501,996	$ 2,121,346,990
Shares Issued for Reinvested Dividends	10,425,951	310,611,638	8,634,393	282,063,480
Shares Redeemed	(46,245,744)	(1,393,392,739)	(35,875,105)	(1,115,006,438)
Net Increase (Decrease)	2,329,670	61,332,273	40,261,284	1,288,404,032
Total Net Increase (Decrease)	(10,857,407)	$ (350,476,501)	86,951,535	$ 2,817,234,164
Equity Income Fund
Class A
Shares Sold	7,859,075	$ 160,763,242	9,596,803	$ 211,409,984
Shares Issued for Reinvested Dividends	10,574,284	216,970,102	7,158,278	159,263,758
Shares Redeemed	(14,048,616)	(286,563,550)	(8,968,077)	(198,976,567)
Net Increase (Decrease)	4,384,743	91,169,794	7,787,004	171,697,175
Class C
Shares Sold	1,177,587	$ 24,216,732	1,379,177	$ 30,309,524
Shares Issued for Reinvested Dividends	697,256	14,254,483	549,220	12,167,905
Shares Redeemed	(2,455,858)	(49,656,180)	(2,613,220)	(57,727,994)
Net Increase (Decrease)	(581,015)	(11,184,965)	(684,823)	(15,250,565)
Class I
Shares Sold	28,517,875	$ 576,072,410	23,824,979	$ 520,404,729
Shares Issued for Reinvested Dividends	8,874,084	180,428,576	5,346,702	117,953,687
Shares Redeemed	(31,103,452)	(627,405,002)	(15,236,956)	(332,668,191)
Net Increase (Decrease)	6,288,507	129,095,984	13,934,725	305,690,225
Class R3
Shares Sold	202,990	$ 4,113,384	241,885	$ 5,341,375
Shares Issued for Reinvested Dividends	156,532	3,224,249	122,508	2,733,840
Shares Redeemed	(367,749)	(7,478,183)	(471,052)	(10,531,386)
Net Increase (Decrease)	(8,227)	(140,550)	(106,659)	(2,456,171)
Class R4
Shares Sold	898,637	$ 18,137,799	320,134	$ 7,147,306
Shares Issued for Reinvested Dividends	174,667	3,597,294	134,864	3,014,807
Shares Redeemed	(732,395)	(14,925,376)	(752,816)	(17,082,777)
Net Increase (Decrease)	340,909	6,809,717	(297,818)	(6,920,664)
111

Hartford Domestic Equity Funds
 Notes to Financial Statements – (continued)
 October 31, 2023

	For the Year Ended October 31, 2023		For the Year Ended October 31, 2022
	Shares	Amount	Shares	Amount
Class R5
Shares Sold	857,604	$ 17,798,043	713,292	$ 16,015,545
Shares Issued for Reinvested Dividends	398,898	8,277,019	284,360	6,388,940
Shares Redeemed	(1,513,342)	(31,098,556)	(1,012,405)	(22,891,236)
Net Increase (Decrease)	(256,840)	(5,023,494)	(14,753)	(486,751)
Class R6
Shares Sold	4,779,502	$ 99,043,259	1,794,564	$ 40,124,508
Shares Issued for Reinvested Dividends	604,466	12,544,054	298,677	6,718,898
Shares Redeemed	(1,604,760)	(32,861,638)	(1,015,542)	(22,792,072)
Net Increase (Decrease)	3,779,208	78,725,675	1,077,699	24,051,334
Class Y
Shares Sold	2,411,518	$ 49,853,997	1,581,933	$ 35,422,065
Shares Issued for Reinvested Dividends	577,276	12,017,292	391,565	8,820,735
Shares Redeemed	(3,144,920)	(65,510,197)	(1,376,119)	(31,089,555)
Net Increase (Decrease)	(156,126)	(3,638,908)	597,379	13,153,245
Class F
Shares Sold	16,288,171	$ 329,666,948	12,117,460	$ 264,063,832
Shares Issued for Reinvested Dividends	6,910,798	140,456,473	4,681,705	103,344,207
Shares Redeemed	(13,362,835)	(269,393,729)	(13,925,425)	(305,390,990)
Net Increase (Decrease)	9,836,134	200,729,692	2,873,740	62,017,049
Total Net Increase (Decrease)	23,627,293	$ 486,542,945	25,166,494	$ 551,494,877
Growth Opportunities Fund*
Class A
Shares Sold	4,536,856	$ 156,041,936	4,840,696	$ 186,204,105
Shares Issued for Reinvested Dividends	—	—	14,227,245	671,810,525
Shares Redeemed	(10,594,748)	(357,706,689)	(12,854,467)	(482,132,807)
Net Increase (Decrease)	(6,057,892)	(201,664,753)	6,213,474	375,881,823
Class C
Shares Sold	878,123	$ 7,516,065	2,069,076	$ 22,831,433
Shares Issued for Reinvested Dividends	—	—	11,422,799	136,730,901
Shares Redeemed	(7,170,098)	(62,099,734)	(9,258,825)	(97,832,574)
Net Increase (Decrease)	(6,291,975)	(54,583,669)	4,233,050	61,729,760
Class I
Shares Sold	3,911,312	$ 148,495,885	7,238,788	$ 309,883,151
Shares Issued for Reinvested Dividends	—	—	5,786,925	301,903,898
Shares Redeemed	(9,862,796)	(364,494,203)	(16,722,255)	(693,094,286)
Net Increase (Decrease)	(5,951,484)	(215,998,318)	(3,696,542)	(81,307,237)
Class R3
Shares Sold	142,425	$ 4,948,733	203,038	$ 7,785,778
Shares Issued for Reinvested Dividends	—	—	215,984	10,077,826
Shares Redeemed	(258,507)	(8,746,234)	(278,253)	(10,396,015)
Net Increase (Decrease)	(116,082)	(3,797,501)	140,769	7,467,589
Class R4
Shares Sold	157,329	$ 6,064,966	193,265	$ 7,876,745
Shares Issued for Reinvested Dividends	—	—	236,765	12,382,831
Shares Redeemed	(325,377)	(12,421,190)	(307,229)	(13,066,648)
Net Increase (Decrease)	(168,048)	(6,356,224)	122,801	7,192,928
Class R5
Shares Sold	45,520	$ 1,922,780	58,395	$ 2,652,895
Shares Issued for Reinvested Dividends	—	—	68,446	3,927,412
Shares Redeemed	(245,886)	(10,877,510)	(99,282)	(4,569,412)
Net Increase (Decrease)	(200,366)	(8,954,730)	27,559	2,010,895
Class R6
Shares Sold	208,369	$ 9,009,708	229,289	$ 11,255,684
Shares Issued for Reinvested Dividends	—	—	182,245	10,770,646
Shares Redeemed	(531,843)	(22,977,986)	(351,044)	(16,361,897)
Net Increase (Decrease)	(323,474)	(13,968,278)	60,490	5,664,433
112

Hartford Domestic Equity Funds
 Notes to Financial Statements – (continued)
 October 31, 2023

	For the Year Ended October 31, 2023		For the Year Ended October 31, 2022
	Shares	Amount	Shares	Amount
Class Y
Shares Sold	473,218	$ 19,239,168	2,049,547	$ 93,311,976
Shares Issued for Reinvested Dividends	—	—	1,525,929	89,968,761
Shares Redeemed	(7,375,702)	(306,256,689)	(2,437,524)	(111,382,745)
Net Increase (Decrease)	(6,902,484)	(287,017,521)	1,137,952	71,897,992
Class F
Shares Sold	3,274,425	$ 123,803,774	5,268,021	$ 216,622,722
Shares Issued for Reinvested Dividends	—	—	4,010,962	210,816,144
Shares Redeemed	(5,740,998)	(221,271,995)	(6,505,529)	(273,177,311)
Net Increase (Decrease)	(2,466,573)	(97,468,221)	2,773,454	154,261,555
Total Net Increase (Decrease)	(28,478,378)	$ (889,809,215)	11,013,007	$ 604,799,738
Healthcare Fund
Class A
Shares Sold	1,301,739	$ 45,460,254	1,284,953	$ 46,400,237
Shares Issued for Reinvested Dividends	196,124	7,042,794	2,140,949	82,554,992
Shares Redeemed	(2,956,846)	(103,102,020)	(2,767,818)	(99,977,711)
Net Increase (Decrease)	(1,458,983)	(50,598,972)	658,084	28,977,518
Class C
Shares Sold	163,228	$ 3,989,709	198,228	$ 5,299,174
Shares Issued for Reinvested Dividends	47,740	1,199,709	637,952	17,422,458
Shares Redeemed	(1,582,649)	(38,563,268)	(1,454,981)	(36,873,194)
Net Increase (Decrease)	(1,371,681)	(33,373,850)	(618,801)	(14,151,562)
Class I
Shares Sold	1,079,046	$ 41,054,526	1,431,084	$ 56,509,411
Shares Issued for Reinvested Dividends	71,577	2,796,522	894,258	37,379,994
Shares Redeemed	(2,970,902)	(112,760,203)	(3,243,038)	(128,586,178)
Net Increase (Decrease)	(1,820,279)	(68,909,155)	(917,696)	(34,696,773)
Class R3
Shares Sold	80,030	$ 2,856,815	117,578	$ 4,352,251
Shares Issued for Reinvested Dividends	6,877	252,596	76,658	3,032,585
Shares Redeemed	(182,612)	(6,524,888)	(206,799)	(7,790,606)
Net Increase (Decrease)	(95,705)	(3,415,477)	(12,563)	(405,770)
Class R4
Shares Sold	70,185	$ 2,741,314	85,195	$ 3,489,886
Shares Issued for Reinvested Dividends	3,129	125,231	45,986	1,974,634
Shares Redeemed	(144,526)	(5,618,832)	(242,024)	(9,583,409)
Net Increase (Decrease)	(71,212)	(2,752,287)	(110,843)	(4,118,889)
Class R5
Shares Sold	48,190	$ 2,038,977	57,546	$ 2,435,652
Shares Issued for Reinvested Dividends	2,019	87,211	22,562	1,042,154
Shares Redeemed	(165,352)	(6,924,570)	(83,838)	(3,601,385)
Net Increase (Decrease)	(115,143)	(4,798,382)	(3,730)	(123,579)
Class R6
Shares Sold	110,149	$ 4,734,421	1,224,226	$ 53,330,855
Shares Issued for Reinvested Dividends	10,675	471,423	10,556	497,706
Shares Redeemed	(159,269)	(6,878,936)	(46,267)	(2,004,674)
Net Increase (Decrease)	(38,445)	(1,673,092)	1,188,515	51,823,887
Class Y
Shares Sold	100,980	$ 4,321,489	206,056	$ 9,241,977
Shares Issued for Reinvested Dividends	10,049	442,364	211,002	9,927,628
Shares Redeemed	(271,441)	(11,570,093)	(1,487,131)	(65,145,430)
Net Increase (Decrease)	(160,412)	(6,806,240)	(1,070,073)	(45,975,825)
Class F
Shares Sold	150,600	$ 5,747,539	134,871	$ 5,389,637
Shares Issued for Reinvested Dividends	7,839	308,479	99,102	4,167,247
Shares Redeemed	(307,793)	(11,823,537)	(278,324)	(10,879,334)
Net Increase (Decrease)	(149,354)	(5,767,519)	(44,351)	(1,322,450)
Total Net Increase (Decrease)	(5,281,214)	$ (178,094,974)	(931,458)	$ (19,993,443)
113

Hartford Domestic Equity Funds
 Notes to Financial Statements – (continued)
 October 31, 2023

	For the Year Ended October 31, 2023		For the Year Ended October 31, 2022
	Shares	Amount	Shares	Amount
MidCap Fund
Class A
Shares Sold	4,663,543	$ 111,083,626	4,396,156	$ 124,424,494
Shares Issued for Reinvested Dividends	8,756,422	203,761,943	12,324,154	396,196,632
Shares Redeemed	(18,125,910)	(431,123,450)	(15,878,115)	(445,237,437)
Net Increase (Decrease)	(4,705,945)	(116,277,881)	842,195	75,383,689
Class C
Shares Sold	506,661	$ 6,427,019	723,474	$ 11,923,400
Shares Issued for Reinvested Dividends	2,612,337	31,844,391	3,704,020	67,653,820
Shares Redeemed	(6,406,226)	(80,617,358)	(6,042,234)	(98,035,963)
Net Increase (Decrease)	(3,287,228)	(42,345,948)	(1,614,740)	(18,458,743)
Class I
Shares Sold	6,582,892	$ 166,366,039	14,515,466	$ 444,089,079
Shares Issued for Reinvested Dividends	5,489,567	135,482,515	13,008,563	440,965,066
Shares Redeemed	(33,099,640)	(845,777,777)	(63,448,845)	(1,907,224,197)
Net Increase (Decrease)	(21,027,181)	(543,929,223)	(35,924,816)	(1,022,170,052)
Class R3
Shares Sold	299,005	$ 8,360,323	268,544	$ 8,594,453
Shares Issued for Reinvested Dividends	178,795	4,852,488	262,492	9,696,451
Shares Redeemed	(585,026)	(16,127,356)	(755,575)	(24,883,540)
Net Increase (Decrease)	(107,226)	(2,914,545)	(224,539)	(6,592,636)
Class R4
Shares Sold	283,672	$ 8,471,150	369,134	$ 12,932,115
Shares Issued for Reinvested Dividends	181,833	5,307,702	422,793	16,696,845
Shares Redeemed	(1,371,039)	(41,097,467)	(2,195,136)	(76,584,250)
Net Increase (Decrease)	(905,534)	(27,318,615)	(1,403,209)	(46,955,290)
Class R5
Shares Sold	368,675	$ 11,523,482	684,393	$ 25,511,679
Shares Issued for Reinvested Dividends	164,130	5,051,920	578,517	24,023,911
Shares Redeemed	(1,396,945)	(44,143,219)	(5,194,820)	(197,426,765)
Net Increase (Decrease)	(864,140)	(27,567,817)	(3,931,910)	(147,891,175)
Class R6
Shares Sold	2,722,323	$ 87,055,047	3,747,078	$ 138,619,353
Shares Issued for Reinvested Dividends	1,541,892	48,369,139	3,286,733	138,940,388
Shares Redeemed	(12,907,197)	(408,843,530)	(18,624,424)	(721,527,773)
Net Increase (Decrease)	(8,642,982)	(273,419,344)	(11,590,613)	(443,968,032)
Class Y
Shares Sold	1,257,284	$ 40,054,484	3,185,757	$ 122,180,289
Shares Issued for Reinvested Dividends	852,549	26,659,212	1,893,699	79,823,910
Shares Redeemed	(5,841,998)	(185,981,433)	(12,021,019)	(441,584,956)
Net Increase (Decrease)	(3,732,165)	(119,267,737)	(6,941,563)	(239,580,757)
Class F
Shares Sold	8,672,702	$ 220,869,153	11,256,515	$ 336,568,335
Shares Issued for Reinvested Dividends	6,352,934	157,933,948	8,831,655	301,449,778
Shares Redeemed	(18,259,601)	(466,077,861)	(19,967,918)	(595,418,038)
Net Increase (Decrease)	(3,233,965)	(87,274,760)	120,252	42,600,075
Total Net Increase (Decrease)	(46,506,366)	$ (1,240,315,870)	(60,668,943)	$ (1,807,632,921)
MidCap Value Fund
Class A
Shares Sold	3,253,017	$ 50,352,162	3,626,881	$ 60,577,133
Shares Issued for Reinvested Dividends	2,463,226	37,164,191	1,489,007	25,794,038
Shares Redeemed	(3,305,513)	(51,240,395)	(2,384,882)	(40,360,058)
Net Increase (Decrease)	2,410,730	36,275,958	2,731,006	46,011,113
Class C
Shares Sold	86,737	$ 1,025,509	100,059	$ 1,304,175
Shares Issued for Reinvested Dividends	81,396	910,823	59,365	792,527
Shares Redeemed	(270,895)	(3,117,702)	(215,239)	(2,791,559)
Net Increase (Decrease)	(102,762)	(1,181,370)	(55,815)	(694,857)
114

Hartford Domestic Equity Funds
 Notes to Financial Statements – (continued)
 October 31, 2023

	For the Year Ended October 31, 2023		For the Year Ended October 31, 2022
	Shares	Amount	Shares	Amount
Class I
Shares Sold	646,946	$ 10,192,914	1,124,320	$ 19,053,064
Shares Issued for Reinvested Dividends	258,112	3,950,273	107,582	1,891,181
Shares Redeemed	(517,949)	(8,114,049)	(313,265)	(5,196,398)
Net Increase (Decrease)	387,109	6,029,138	918,637	15,747,847
Class R3
Shares Sold	56,880	$ 943,176	54,448	$ 966,052
Shares Issued for Reinvested Dividends	35,095	564,683	25,748	473,508
Shares Redeemed	(82,355)	(1,351,665)	(86,445)	(1,584,367)
Net Increase (Decrease)	9,620	156,194	(6,249)	(144,807)
Class R4
Shares Sold	58,924	$ 997,138	61,011	$ 1,132,238
Shares Issued for Reinvested Dividends	46,207	766,653	32,127	606,242
Shares Redeemed	(351,227)	(5,910,725)	(109,207)	(2,061,824)
Net Increase (Decrease)	(246,096)	(4,146,934)	(16,069)	(323,344)
Class R5
Shares Sold	8,013	$ 140,217	16,192	$ 287,737
Shares Issued for Reinvested Dividends	11,169	188,828	7,461	143,466
Shares Redeemed	(12,074)	(205,489)	(18,161)	(342,378)
Net Increase (Decrease)	7,108	123,556	5,492	88,825
Class R6(1)
Shares Sold	6,696	$ 110,009	650	$ 10,000
Shares Issued for Reinvested Dividends	72	1,104	—	—
Shares Redeemed	(196)	(3,171)	—	—
Net Increase (Decrease)	6,572	107,942	650	10,000
Class Y
Shares Sold	79,929	$ 1,404,965	211,905	$ 4,000,083
Shares Issued for Reinvested Dividends	41,842	709,229	52,960	1,020,918
Shares Redeemed	(158,920)	(2,748,831)	(594,422)	(11,262,742)
Net Increase (Decrease)	(37,149)	(634,637)	(329,557)	(6,241,741)
Class F
Shares Sold	5,924,589	$ 93,144,107	6,704,088	$ 113,928,434
Shares Issued for Reinvested Dividends	3,043,527	46,563,377	1,871,906	32,929,211
Shares Redeemed	(6,008,282)	(95,070,969)	(5,201,908)	(88,986,471)
Net Increase (Decrease)	2,959,834	44,636,515	3,374,086	57,871,174
Total Net Increase (Decrease)	5,394,966	$ 81,366,362	6,622,181	$ 112,324,210
Small Cap Growth Fund
Class A
Shares Sold	155,014	$ 5,836,621	221,362	$ 9,569,965
Shares Issued for Reinvested Dividends	—	—	954,163	46,858,948
Shares Redeemed	(522,201)	(19,662,365)	(717,182)	(29,726,296)
Net Increase (Decrease)	(367,187)	(13,825,744)	458,343	26,702,617
Class C
Shares Sold	18,699	$ 394,178	15,487	$ 359,111
Shares Issued for Reinvested Dividends	—	—	82,922	2,226,460
Shares Redeemed	(60,184)	(1,216,301)	(185,294)	(4,427,327)
Net Increase (Decrease)	(41,485)	(822,123)	(86,885)	(1,841,756)
Class I
Shares Sold	154,169	$ 6,283,127	418,467	$ 21,023,675
Shares Issued for Reinvested Dividends	—	—	399,352	21,181,650
Shares Redeemed	(573,844)	(23,472,185)	(911,520)	(42,625,231)
Net Increase (Decrease)	(419,675)	(17,189,058)	(93,701)	(419,906)
Class R3
Shares Sold	32,980	$ 1,226,925	37,435	$ 1,519,137
Shares Issued for Reinvested Dividends	—	—	33,647	1,607,651
Shares Redeemed	(51,801)	(1,918,024)	(37,384)	(1,539,821)
Net Increase (Decrease)	(18,821)	(691,099)	33,698	1,586,967
115

Hartford Domestic Equity Funds
 Notes to Financial Statements – (continued)
 October 31, 2023

	For the Year Ended October 31, 2023		For the Year Ended October 31, 2022
	Shares	Amount	Shares	Amount
Class R4
Shares Sold	38,966	$ 1,563,808	57,592	$ 2,499,410
Shares Issued for Reinvested Dividends	—	—	66,764	3,474,411
Shares Redeemed	(126,909)	(5,147,518)	(137,344)	(6,212,553)
Net Increase (Decrease)	(87,943)	(3,583,710)	(12,988)	(238,732)
Class R5
Shares Sold	33,461	$ 1,499,720	94,689	$ 4,878,355
Shares Issued for Reinvested Dividends	—	—	209,364	11,873,046
Shares Redeemed	(208,543)	(9,254,622)	(1,014,799)	(52,060,732)
Net Increase (Decrease)	(175,082)	(7,754,902)	(710,746)	(35,309,331)
Class R6
Shares Sold	197,829	$ 8,849,604	632,270	$ 31,604,252
Shares Issued for Reinvested Dividends	—	—	231,729	13,451,895
Shares Redeemed	(696,967)	(31,143,300)	(692,483)	(34,088,678)
Net Increase (Decrease)	(499,138)	(22,293,696)	171,516	10,967,469
Class Y
Shares Sold	544,524	$ 24,315,403	839,505	$ 41,660,987
Shares Issued for Reinvested Dividends	—	—	629,402	36,511,588
Shares Redeemed	(1,371,921)	(61,471,380)	(1,781,643)	(93,919,879)
Net Increase (Decrease)	(827,397)	(37,155,977)	(312,736)	(15,747,304)
Class F
Shares Sold	99,497	$ 4,035,295	184,432	$ 8,373,822
Shares Issued for Reinvested Dividends	—	—	111,234	5,943,226
Shares Redeemed	(123,576)	(5,216,632)	(139,380)	(6,409,494)
Net Increase (Decrease)	(24,079)	(1,181,337)	156,286	7,907,554
Total Net Increase (Decrease)	(2,460,807)	$ (104,497,646)	(397,213)	$ (6,392,422)
Small Cap Value Fund
Class A
Shares Sold	387,666	$ 4,181,479	561,031	$ 6,997,260
Shares Issued for Reinvested Dividends	416,107	4,415,619	301,029	3,859,001
Shares Redeemed	(757,775)	(8,209,423)	(803,656)	(9,550,137)
Net Increase (Decrease)	45,998	387,675	58,404	1,306,124
Class C
Shares Sold	60,452	$ 547,796	37,481	$ 394,693
Shares Issued for Reinvested Dividends	19,088	170,434	18,966	206,536
Shares Redeemed	(98,692)	(894,412)	(127,904)	(1,292,884)
Net Increase (Decrease)	(19,152)	(176,182)	(71,457)	(691,655)
Class I
Shares Sold	348,659	$ 3,795,465	734,453	$ 9,050,605
Shares Issued for Reinvested Dividends	181,595	1,930,669	175,561	2,258,975
Shares Redeemed	(633,908)	(6,999,022)	(1,494,012)	(17,432,510)
Net Increase (Decrease)	(103,654)	(1,272,888)	(583,998)	(6,122,930)
Class R3
Shares Sold	10,930	$ 121,542	16,293	$ 204,509
Shares Issued for Reinvested Dividends	5,673	63,190	4,272	57,161
Shares Redeemed	(29,630)	(319,731)	(23,679)	(272,346)
Net Increase (Decrease)	(13,027)	(134,999)	(3,114)	(10,676)
Class R4
Shares Sold	8,282	$ 92,173	14,894	$ 195,383
Shares Issued for Reinvested Dividends	426	4,769	250	3,408
Shares Redeemed	(111)	(1,339)	(15,447)	(172,601)
Net Increase (Decrease)	8,597	95,603	(303)	26,190
Class R5
Shares Sold	23,997	$ 272,469	153,133	$ 2,056,317
Shares Issued for Reinvested Dividends	13,843	155,982	118	1,609
Shares Redeemed	(8,636)	(98,258)	(9,522)	(114,642)
Net Increase (Decrease)	29,204	330,193	143,729	1,943,284
116

Hartford Domestic Equity Funds
 Notes to Financial Statements – (continued)
 October 31, 2023

	For the Year Ended October 31, 2023		For the Year Ended October 31, 2022
	Shares	Amount	Shares	Amount
Class R6
Shares Sold	219,026	$ 2,479,985	623,330	$ 8,296,495
Shares Issued for Reinvested Dividends	60,343	679,555	15,967	216,927
Shares Redeemed	(173,347)	(1,969,706)	(98,409)	(1,262,128)
Net Increase (Decrease)	106,022	1,189,834	540,888	7,251,294
Class Y
Shares Sold	38,678	$ 454,312	150,796	$ 1,967,915
Shares Issued for Reinvested Dividends	22,709	255,370	9,047	122,651
Shares Redeemed	(69,989)	(799,009)	(58,546)	(746,528)
Net Increase (Decrease)	(8,602)	(89,327)	101,297	1,344,038
Class F
Shares Sold	383,196	$ 3,948,517	960,813	$ 11,661,567
Shares Issued for Reinvested Dividends	325,456	3,455,462	397,291	5,111,134
Shares Redeemed	(1,654,882)	(17,958,569)	(3,749,272)	(47,895,143)
Net Increase (Decrease)	(946,230)	(10,554,590)	(2,391,168)	(31,122,442)
Total Net Increase (Decrease)	(900,844)	$ (10,224,681)	(2,205,722)	$ (26,076,773)
Small Company Fund
Class A
Shares Sold	1,415,739	$ 22,905,568	1,738,532	$ 32,905,503
Shares Issued for Reinvested Dividends	—	—	4,820,379	106,674,987
Shares Redeemed	(3,212,789)	(51,985,220)	(3,557,006)	(67,298,839)
Net Increase (Decrease)	(1,797,050)	(29,079,652)	3,001,905	72,281,651
Class C
Shares Sold	56,355	$ 427,212	56,836	$ 481,078
Shares Issued for Reinvested Dividends	—	—	334,733	3,410,930
Shares Redeemed	(301,569)	(2,211,734)	(291,607)	(2,531,382)
Net Increase (Decrease)	(245,214)	(1,784,522)	99,962	1,360,626
Class I
Shares Sold	331,768	$ 5,960,093	660,951	$ 14,455,416
Shares Issued for Reinvested Dividends	—	—	469,224	11,477,212
Shares Redeemed	(740,806)	(13,298,679)	(1,186,111)	(23,974,621)
Net Increase (Decrease)	(409,038)	(7,338,586)	(55,936)	1,958,007
Class R3
Shares Sold	112,088	$ 2,032,887	111,679	$ 2,322,102
Shares Issued for Reinvested Dividends	—	—	119,201	2,994,327
Shares Redeemed	(128,816)	(2,377,931)	(140,062)	(3,015,748)
Net Increase (Decrease)	(16,728)	(345,044)	90,818	2,300,681
Class R4
Shares Sold	60,842	$ 1,232,470	85,121	$ 1,932,961
Shares Issued for Reinvested Dividends	—	—	93,263	2,607,622
Shares Redeemed	(116,869)	(2,400,551)	(160,300)	(4,013,745)
Net Increase (Decrease)	(56,027)	(1,168,081)	18,084	526,838
Class R5
Shares Sold	25,059	$ 568,418	78,431	$ 2,092,719
Shares Issued for Reinvested Dividends	—	—	34,948	1,072,566
Shares Redeemed	(90,523)	(2,063,587)	(82,975)	(2,199,696)
Net Increase (Decrease)	(65,464)	(1,495,169)	30,404	965,589
Class R6
Shares Sold	153,510	$ 3,558,305	161,484	$ 4,074,702
Shares Issued for Reinvested Dividends	—	—	29,818	945,536
Shares Redeemed	(99,429)	(2,354,479)	(58,154)	(1,496,909)
Net Increase (Decrease)	54,081	1,203,826	133,148	3,523,329
Class Y
Shares Sold	85,301	$ 1,979,877	1,528,862	$ 39,347,667
Shares Issued for Reinvested Dividends	—	—	235,140	7,437,476
Shares Redeemed	(1,436,249)	(32,576,101)	(1,220,313)	(31,378,682)
Net Increase (Decrease)	(1,350,948)	(30,596,224)	543,689	15,406,461
117

Hartford Domestic Equity Funds
 Notes to Financial Statements – (continued)
 October 31, 2023

	For the Year Ended October 31, 2023		For the Year Ended October 31, 2022
	Shares	Amount	Shares	Amount
Class F
Shares Sold	2,505,923	$ 45,332,748	3,642,764	$ 76,566,463
Shares Issued for Reinvested Dividends	—	—	2,680,211	66,254,813
Shares Redeemed	(2,762,568)	(50,200,018)	(3,315,131)	(72,876,191)
Net Increase (Decrease)	(256,645)	(4,867,270)	3,007,844	69,945,085
Total Net Increase (Decrease)	(4,143,033)	$ (75,470,722)	6,869,918	$ 168,268,267

*	Includes In-Kind Redemptions (see Note 13)
(1)	Class R6 of the MidCap Value Fund commenced operations on June 22, 2022.
13.	Redemption In-Kind:
In certain circumstances, a Fund may distribute portfolio securities as payment for redemption of Fund shares (redemption in-kind). For financial reporting purposes, a Fund will recognize a gain on in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities; a Fund will recognize a loss if the cost exceeds value. Gains and losses realized on redemptions in-kind are not recognized for tax purposes, and are re-classified from realized gain (loss) to paid-in-capital.
During the year ended October 31, 2023, 8,428,087 and 5,854,664 shares of the Dividend and Growth Fund and Growth Opportunities Fund, respectively, were redeemed in-kind. A net realized gain (loss) of ($7,936,735) and ($32,684,108) on investments for the Dividend and Growth Fund and Growth Opportunities Fund, respectively, delivered through the in-kind redemption is included in realized gain (loss) on the Statements of Operations.
14.	Line of Credit:
Each Fund participates in a committed line of credit pursuant to a credit agreement dated March 2, 2023. Each Fund may borrow under the line of credit for temporary or emergency purposes. The Funds (together with certain other Hartford Funds) may borrow up to $350 million in the aggregate, subject to asset coverage and other limitations specified in the credit agreement. The interest rate on borrowings varies depending on the nature of the loan. The facility also charges certain fees, such as a commitment fee. From November 1, 2022 through March 2, 2023, the Funds (together with certain other Hartford Funds) had a similar agreement that enabled them to participate in a $350 million committed line of credit. The fees incurred by the Funds in connection with the committed lines of credit during the period appear in the Statements of Operations under "Other expenses." During and as of the year ended October 31, 2023, none of the Funds had borrowings under these facilities.
15.	Indemnifications:
Under each Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and federal securities laws. In addition, each Company, on behalf of its respective Funds, may enter into contracts that contain a variety of indemnifications. Each Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, each Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
16.	Regulatory Update
The SEC adopted rule and form amendments that will change the format and content of the Funds' annual and semi-annual reports. Certain information, including the financial statements, will not appear in the Funds' new tailored shareholder reports but will be available online, delivered free of charge upon request, and filed on a semi-annual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, Management is evaluating the impact of these rule and form amendment changes.
17.	Subsequent Events:
In connection with the preparation of the financial statements of the Funds as of and for the year ended October 31, 2023, events and transactions subsequent to October 31, 2023, through the date the financial statements were issued have been evaluated by the Funds’ management for possible adjustment and/or disclosure.
118

Hartford Domestic Equity Funds
 Notes to Financial Statements – (continued)
 October 31, 2023

The Board of Directors of The Hartford Mutual Funds II, Inc. has approved a proposal to reclassify the Growth Opportunities Fund from a diversified investment company to a non-diversified investment company and eliminate a related fundamental diversification policy. This change is subject to shareholder approval. If approved by shareholders, the change is expected to be effective on or about March 1, 2024. For more information about the special shareholder meeting, please see the prospectus supplements and proxy statement.
119

Report of Independent Registered Public Accounting Firm
To the Board of Directors of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. and Shareholders of The Hartford Capital Appreciation Fund, Hartford Core Equity Fund, The Hartford Dividend and Growth Fund, The Hartford Equity Income Fund, The Hartford Growth Opportunities Fund, The Hartford Healthcare Fund, The Hartford MidCap Fund, The Hartford MidCap Value Fund, The Hartford Small Cap Growth Fund, Hartford Small Cap Value Fund and The Hartford Small Company Fund

Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The Hartford Capital Appreciation Fund, Hartford Core Equity Fund, The Hartford Dividend and Growth Fund, The Hartford Equity Income Fund, The Hartford Healthcare Fund, The Hartford MidCap Fund, The Hartford MidCap Value Fund, Hartford Small Cap Value Fund and The Hartford Small Company Fund (nine of the funds constituting The Hartford Mutual Funds, Inc.) and The Hartford Growth Opportunities Fund, and The Hartford Small Cap Growth Fund (two of the funds constituting The Hartford Mutual Funds II, Inc.) (hereafter collectively referred to as the “Funds”) as of October 31, 2023, the related statements of operations for the year ended October 31, 2023, the statements of changes in net assets for each of the two years in the period ended October 31, 2023, including the related notes, and the financial highlights for each of the periods indicated therein ended on or subsequent to October 31, 2020  (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2023 and each of the financial highlights for each of the periods indicated therein ended on or subsequent to October 31, 2020, in conformity with accounting principles generally accepted in the United States of America.
The financial statements of the Funds as of and for the year ended October 31, 2019 and the financial highlights for each of the periods ended on or prior to October 31, 2019 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated December 30, 2019 expressed an unqualified opinion on those financial statements and financial highlights.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023 by correspondence with the custodian, transfer agents and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 22, 2023
We have served as the auditor of one or more investment companies in the Hartford Funds group of investment companies since 2020.
120

Hartford Domestic Equity Funds
Operation of the Liquidity Risk Management Program (Unaudited)

This section describes the operation and effectiveness of the Liquidity Risk Management Program (“LRM Program”) established in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”). The LRM Program seeks to assess and manage each Fund’s liquidity risk. The Liquidity Rule generally defines liquidity risk as the risk that a Fund could not meet its obligation to redeem shares without significant dilution of the non-redeeming investors’ interests in the Fund. The Boards of Directors (“Board”) of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. have appointed Hartford Funds Management Company, LLC (“HFMC”) to serve as the administrator of the LRM Program with respect to each of the Funds, subject to the oversight of the Board. In order to efficiently and effectively administer the LRM Program, HFMC established a Liquidity Risk Oversight Committee.
The LRM Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the assessment and periodic review (no less frequently than annually) of certain factors that influence each Fund’s liquidity risk; (2) the classification and periodic review (no less frequently than monthly) of each Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) the determination of a minimum percentage of each Fund’s assets that generally will be invested in highly liquid investments (“HLIM”); (5) the periodic review (no less frequently than annually) of the HLIM and the adoption and implementation of policies and procedures for responding to a shortfall of a Fund’s highly liquid investments below its HLIM; and (6) periodic reporting to the Board.
At a meeting of the Board held June 13-14, 2023, HFMC provided an annual written report to the Board covering the period from June 30, 2022 through April 30, 2023 (the “Reporting Period”). The annual report addressed important aspects of the LRM Program, including, but not limited to:
•	the operation of the LRM Program (and related policies and procedures utilized in connection with management of the Funds’ liquidity risk);
•	an assessment of the adequacy and effectiveness of the LRM Program’s (and related policies and procedures’) implementation;
•	the operation, and assessment of the adequacy and effectiveness, of each Fund’s HLIM;
•	whether the third-party liquidity vendor’s (“LRM Program Vendor”) processes for determining preliminary liquidity classifications, including the particular methodologies or factors used and metrics analyzed by the LRM Program Vendor, are sufficient under the Liquidity Rule and appropriate in light of each Fund’s specific circumstances; and
•	any material changes to the LRM Program.
In addition, HFMC provides a quarterly report on the LRM Program at each quarterly meeting of the Board’s Compliance and Risk Oversight Committee. The quarterly report included information regarding the Funds’ liquidity as measured by established parameters, a summary of developments within the capital markets that may impact liquidity, and other factors that may impact liquidity. Among other things, HFMC reports any changes to a Fund’s HLIM.
During the Reporting Period, HFMC did not reduce the HLIM for any Fund. During the Reporting Period, each Fund paid redemptions and settled security transactions in cash and on time without requiring any borrowing under the line of credit or the interfund lending program. In addition, there were no reportable breaches of the liquidity risk management parameters.
Based on its review and assessment, HFMC has concluded that the LRM Program is operating effectively to assess and manage the liquidity risk of each Fund and that the LRM Program has been and continues to be adequately and effectively implemented with respect to each Fund. Because liquidity in the capital markets in which the Funds invest is beyond the control of the Funds, there can be no assurance that the LRM Program will ensure liquidity under all circumstances and does not protect against the risk of loss.
121

Hartford Domestic Equity Funds
Directors and Officers of each Company (Unaudited)

Each of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. (each, a “Company”) is governed by a Board of Directors (the “Directors”). The following tables present certain information regarding the Directors and officers of each Company as of October 31, 2023. For more information regarding the Directors and officers, please refer to the Statement of Additional Information, which is available, without charge, upon request by calling 1-888-843-7824.
NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH EACH COMPANY	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
NON-INTERESTED DIRECTORS
HILARY E. ACKERMANN (1956)	Director	Since 2014	Ms. Ackermann served as Chief Risk Officer at Goldman Sachs Bank USA from October 2008 to November 2011.	81	Ms. Ackermann served as a Director of Dynegy, Inc. from October 2012 until its acquisition by Vistra Energy Corporation ("Vistra") in 2018, and since that time she has served as a Director of Vistra.
ROBIN C. BEERY (1967)	Director	Since 2017	Ms. Beery has served as a consultant to ArrowMark Partners (an alternative asset manager) since March of 2015 and since November 2018 has been employed by ArrowMark Partners as a Senior Advisor. Previously, she was Executive Vice President, Head of Distribution, for Janus Capital Group, and Chief Executive Officer and President of the Janus Mutual Funds (a global asset manager) from September 2009 to August 2014.	81	Ms. Beery serves as an independent Director of UMB Financial Corporation (January 2015 to present), has chaired the Compensation Committee since April 2017, and has been a member of the Compensation Committee and the Risk Committee since January 2015.
DERRICK D. CEPHAS (1952)	Director	Since 2020	Mr. Cephas currently serves as Of Counsel to Squire Patton Boggs LLP, an international law firm with 45 offices in 20 countries. Until his retirement in October 2020, Mr. Cephas was a Partner of Weil, Gotshal & Manges LLP, an international law firm headquartered in New York, where he served as the Head of the Financial Institutions Practice (April 2011 to October 2020).	81	Mr. Cephas currently serves as a Director of Claros Mortgage Trust, Inc., a real estate investment trust and is a member of the Compensation Committee and the Nominating and Governance Committee.
CHRISTINE R. DETRICK (1958)	Director and Chair of the Board	Director since 2016; Chair of the Board since 2021	From 2002 until 2012, Ms. Detrick was a Senior Partner, Leader of the Financial Services Practice, and a Senior Advisor at Bain & Company (“Bain”). Before joining Bain, she served in various senior management roles for other financial services firms and was a consultant at McKinsey and Company.	81	Ms. Detrick currently serves as a Director of Charles River Associates (May 2020 to present); currently serves as a Director of Capital One Financial Corporation (since November 2021); and currently serves as a Director of Altus Power, Inc (since December 2021).
JOHN J. GAUTHIER (1961)	Director	Since 2022	Mr. Gauthier currently is the Principal Owner of JJG Advisory, LLC, an investment consulting firm, and Co-Founder and Principal Owner of Talcott Capital Partners (a placement agent for investment managers serving insurance companies). From 2008 to 2018, Mr. Gauthier served as a Senior Vice President (2008-2010), Executive Vice President (2010-2012), and President (2012-2018) of Allied World Financial Services (a global provider of property, casualty and specialty insurance and reinsurance solutions).	81	Mr. Gauthier serves as a Director of Reinsurance Group of America, Inc. (from 2018 to present) and chairs the Investment Committee and is a member of the Audit and Risk Committees.
ANDREW A. JOHNSON (1962)	Director	Since 2020	Mr. Johnson currently serves as a Diversity and Inclusion Advisor at Neuberger Berman, a private, global investment management firm. Prior to his current role, Mr. Johnson served as Chief Investment Officer and Head of Global Investment Grade Fixed Income at Neuberger Berman (January 2009 to December 2018).	81	Mr. Johnson currently serves as a Director of AGNC Investment Corp., a real estate investment trust.
122

Hartford Domestic Equity Funds
Directors and Officers of each Company (Unaudited) – (continued)

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH EACH COMPANY	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
PAUL L. ROSENBERG (1953)	Director	Since 2020	Mr. Rosenberg is a Partner of The Bridgespan Group, a global nonprofit consulting firm that is a social impact advisor to nonprofits, non-governmental organizations, philanthropists and institutional investors (October 2007 to present).	81	None
DAVID SUNG (1953)	Director	Since 2017	Mr. Sung was a Partner at Ernst & Young LLP from October 1995 to July 2014.	81	Mr. Sung serves as a Trustee of Ironwood Institutional Multi-Strategy Fund, LLC and Ironwood Multi-Strategy Fund, LLC (October 2015 to present).
OFFICERS AND INTERESTED DIRECTOR
JAMES E. DAVEY(4) (1964)	Director, President and Chief Executive Officer	President and Chief Executive Officer since 2010; Director since 2012	Mr. Davey serves as Executive Vice President of The Hartford Financial Services Group, Inc. Mr. Davey has served in various positions within The Hartford and its subsidiaries and joined The Hartford in 2002. Additionally, Mr. Davey serves as Director, Chairman, President, and Senior Managing Director for Hartford Funds Management Group, Inc. ("HFMG"). Mr. Davey also serves as President, Manager, Chairman of the Board, and Senior Managing Director for Hartford Funds Management Company, LLC (“HFMC”); Manager, Chairman of the Board, and President of Lattice Strategies LLC (“Lattice”); Chairman of the Board, Manager, and Senior Managing Director of Hartford Funds Distributors, LLC (“HFD”); and Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company (“HASCO”), each of which is an affiliate of HFMG.	81	None
AMY N. FURLONG (1979)	Vice President	Since 2018	Ms. Furlong serves as Vice President and Assistant Treasurer of HFMC (since September 2019). From 2018 through March 15, 2021, Ms. Furlong served as the Treasurer of each Company and resumed her position as Treasurer from January 9, 2023 through September 10, 2023. Ms. Furlong has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Furlong joined The Hartford in 2004.	N/A	N/A
WALTER F. GARGER (1965)	Vice President and Chief Legal Officer	Since 2016	Mr. Garger serves as Secretary, Managing Director and General Counsel of HFMG, HFMC, HFD, and HASCO (since 2013). Mr. Garger also serves as Secretary and General Counsel of Lattice (since July 2016). Mr. Garger has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Garger joined The Hartford in 1995.	N/A	N/A
THEODORE J. LUCAS (1966)	Vice President	Since 2017	Mr. Lucas serves as Executive Vice President of HFMG (since July 2016) and as Executive Vice President of Lattice (since June 2017). Previously, Mr. Lucas served as Managing Partner of Lattice (2003 to 2016).	N/A	N/A
JOSEPH G. MELCHER (1973)	Vice President, Chief Compliance Officer and AML Compliance Officer	Vice President and Chief Compliance Officer since 2013; AML Compliance Officer since August 1, 2022	Mr. Melcher serves as Executive Vice President of HFMG and HASCO (since December 2013). Mr. Melcher also serves as Executive Vice President (since December 2013) and Chief Compliance Officer (since December 2012) of HFMC, serves as Executive Vice President and Chief Compliance Officer of Lattice (since July 2016), serves as Executive Vice President of HFD (since December 2013), and has served as President and Chief Executive Officer of HFD (from April 2018 to June 2019).	N/A	N/A
123

Hartford Domestic Equity Funds
Directors and Officers of each Company (Unaudited) – (continued)

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH EACH COMPANY	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
VERNON J. MEYER (1964)	Vice President	Since 2006	Mr. Meyer serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG (since 2013). Mr. Meyer also serves as Senior Vice President-Investments of Lattice (since March 2019). Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Meyer joined The Hartford in 2004.	N/A	N/A
ALICE A. PELLEGRINO (1960)	Vice President and Assistant Secretary	Since 2016	Ms. Pellegrino is Deputy General Counsel for HFMG (since April 2022) and currently serves as Vice President of HFMG (since December 2013). Ms. Pellegrino also serves as Vice President and Assistant Secretary of Lattice (since June 2017). Ms. Pellegrino has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Pellegrino joined The Hartford in 2007.	N/A	N/A
ANKIT PURI (1984)	Vice President and Treasurer	Effective September 11, 2023	Effective September 11, 2023, Mr. Puri serves as Vice President and Treasurer of each Company. Prior to joining HFMC in 2023, Mr. Puri was a Fund Accounting Director, Investment Management Services, at SEI Investments (July 2021 through August 2023), an Associate Director, Fund Accounting Policy at The Vanguard Group (September 2020 to June 2021), and served in various positions at Ernst & Young LLP (October 2014 through September 2020).	N/A	N/A
THOMAS R. PHILLIPS (1960)	Vice President and Secretary	Since 2017	Mr. Phillips is Deputy General Counsel for HFMG and currently serves as a Senior Vice President (since June 2021) and Assistant Secretary (since June 2017) for HFMG. Mr. Phillips also serves as Vice President of HFMC (since June 2021). Prior to joining HFMG in 2017, Mr. Phillips was a Director and Chief Legal Officer of Saturna Capital Corporation from 2014–2016. Prior to that, Mr. Phillips was a Partner and Deputy General Counsel of Lord, Abbett & Co. LLC.	N/A	N/A

(1)	The address for each officer and Director is c/o Hartford Funds 690 Lee Road, Wayne, Pennsylvania 19087.
(2)	Term of Office: Each Director holds an indefinite term until the Director's retirement, which must be no later than December 31 of the year in which the Director turns 75 years of age, or the Director's resignation, removal, or death prior to the Director's retirement. Each Fund officer generally serves until his or her resignation, removal, or death.
(3)	The portfolios of the “Fund Complex” are the Hartford Schroders Private Opportunities Fund and the operational series of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., Hartford HLS Series Fund II, Inc., Lattice Strategies Trust, and Hartford Funds Exchange-Traded Trust.
(4)	“Interested person,” as defined in the 1940 Act, of each Company because of the person’s affiliation with, or equity ownership of, HFMC, HFD or affiliated companies.
124

Hartford Domestic Equity Funds

HOW TO OBTAIN A COPY OF EACH FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)
A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities and information about how each Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)
Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Each Fund’s portfolio holdings filed as an exhibit to Form N-PORT for the most recent first and third quarter of the Fund’s fiscal year are available (1) without charge, upon request, by calling 888-843-7824, (2) on the Funds' website, hartfordfunds.com, and (3) on the SEC’s website at http://www.sec.gov.
125

Hartford Domestic Equity Funds
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

The Hartford Mutual Funds, Inc.
The Hartford Mutual Funds II, Inc.
The Hartford Capital Appreciation Fund
Hartford Core Equity Fund
The Hartford Dividend and Growth Fund
The Hartford Equity Income Fund
The Hartford Growth Opportunities Fund
The Hartford Healthcare Fund
The Hartford MidCap Fund
The Hartford MidCap Value Fund
The Hartford Small Cap Growth Fund
Hartford Small Cap Value Fund
The Hartford Small Company Fund
(each, a “Fund” and collectively, the “Funds”)
Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At their meeting held on September 6-7, 2023, the Boards of Directors (collectively, the “Board”) of The Hartford Mutual Funds, Inc. (“HMF”) and The Hartford Mutual Funds II, Inc. (“HMF II”), including the Independent Directors, unanimously voted to approve (i) the continuation of an investment management agreement by and between Hartford Funds Management Company, LLC (“HFMC”) and each of HMF, on behalf of each of The Hartford Capital Appreciation Fund, Hartford Core Equity Fund, The Hartford Dividend and Growth Fund, The Hartford Equity Income Fund, The Hartford MidCap Fund, The Hartford MidCap Value Fund, and Hartford Small Cap Value Fund and HMF II, on behalf of each of The Hartford Growth Opportunities Fund and The Hartford Small Cap Growth Fund (the “Management Agreement”); (ii) the continuation of a separate investment management agreement by and between HFMC and HMF, on behalf of each of The Hartford Healthcare Fund and The Hartford Small Company Fund (the “2013 Investment Management Agreement” and together with the Management Agreement, the “Management Agreements”); and (iii) the continuation of investment sub-advisory agreements (each, a “Sub-Advisory Agreement,” and together with the Management Agreements, the “Agreements”) between HFMC and each Fund’s sub-adviser, Wellington Management Company LLP (the “Sub-adviser” and together with HFMC, the “Advisers”), with respect to each Fund.
In the months preceding the September 6-7, 2023 meeting, the Board requested and reviewed written responses from the Advisers to questions posed to the Advisers on behalf of the Independent Directors and supporting materials relating to those questions and responses. In addition, the Board considered such additional information as it deemed reasonably necessary to evaluate the Agreements, as applicable, with respect to each Fund, which included information furnished to the Board and its committees at their meetings throughout the year and in between regularly scheduled meetings on particular matters as the need arose, as well as information specifically prepared in connection with the approval of the continuation of the Agreements that was presented at the Board’s meetings held on June 13-14, 2023 and September 6-7, 2023. Information provided to the Board and its committees at their meetings throughout the year included, among other things, reports on Fund performance, legal, compliance and risk management matters, sales and marketing activity, shareholder services, and the other services provided to each Fund by the Advisers and their affiliates. The members of the Board also considered the materials and presentations by Fund officers and representatives of HFMC received at the Board’s meetings on June 13-14, 2023 and September 6-7, 2023 concerning the Agreements and at the special meeting of the Board’s Investment Committee on May 10-11, 2023 concerning Fund performance and other investment-related matters.
The Independent Directors, advised by independent legal counsel throughout the evaluation process, engaged service providers to assist them with evaluating the Agreements with respect to each Fund, as applicable. Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, was retained to provide the Board with reports on how each Fund’s contractual management fees, actual management fees, total expense ratios and investment performance compared to those of an appropriate group of investment companies selected by Broadridge. The Independent Directors also engaged an independent financial services consultant (the “Consultant”) to assist them in evaluating each Fund’s contractual management fees, actual management fees, total expense ratios and investment performance. In addition, the Consultant previously reviewed the profitability methodologies utilized by HFMC in connection with the continuation of the Management Agreements.
In determining whether to approve the continuation of the Agreements for a Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the continuation of the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the
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Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Agreements. The Board was also furnished with an analysis of its fiduciary obligations in connection with its evaluation of the Agreements. Throughout the evaluation process, the Board was assisted by counsel for the Funds and the Independent Directors were also separately assisted by independent legal counsel. In connection with their deliberations, the Independent Directors met separately with independent legal counsel and the Consultant on June 6, 2023 and in executive session on several occasions to consider their responsibilities under relevant laws and regulations and to discuss the materials presented and other matters deemed relevant to their consideration of the approval of the continuation of the Agreements. As a result of the discussions that occurred during the June 6, 2023 and June 13-14, 2023 meetings, the Independent Directors presented HFMC and its affiliates with requests for additional information on certain topics. HFMC responded to these requests with additional information in connection with the September 6-7, 2023 meeting. A more detailed summary of the important, but not necessarily all, factors the Board considered with respect to its approval of the continuation of the Agreements is provided below.
Nature, Extent and Quality of Services Provided by the Advisers
The Board requested and considered information concerning the nature, extent and quality of the services provided to each Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Funds, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Funds. The Board considered each Adviser’s reputation and overall financial strength, as well as each Adviser’s willingness to consider and implement organizational and operational changes designed to enhance services to the funds managed by HFMC and its affiliates (the “Hartford funds”). In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries and requests made from time to time with respect to the Funds and other Hartford funds.
The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board reviewed information about each Adviser’s compliance policies and procedures and compliance history, and a report from the Funds’ Chief Compliance Officer about each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and any compliance or other issues raised by regulators. The Board also noted the Advisers’ support of the Funds’ compliance control structure, as applicable, including the resources devoted by the Advisers in support of the Funds’ obligations pursuant to Rule 38a-1 under the 1940 Act and the Funds’ risk management programs, as well as the efforts of the Advisers to address cybersecurity risks. The Board also considered HFMC’s investments in business continuity planning designed to benefit the Funds. The Board also noted HFMC’s commitment to maintaining high quality systems and expending substantial resources to prepare for and respond to ongoing changes to the market, regulatory and control environments in which the Funds and their service providers operate.
With respect to HFMC, the Board noted that, under the Management Agreements, HFMC is responsible for the management of the Funds, including oversight of fund operations and service providers, and the provision of investment advisory and administrative services in connection with selecting, monitoring and supervising the Sub-adviser. In this regard, the Board evaluated information about the nature and extent of responsibilities retained and risks assumed by HFMC that were not delegated to or assumed by the Sub-adviser. The Board considered HFMC’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford funds,semi-annual meetings with the leaders of each Fund’s portfolio management team, and ongoing oversight of the Hartford funds’ portfolio managers. The Board noted that HFMC has demonstrated a record of initiating changes to the portfolio management and/or investment strategies of the Hartford funds when warranted. The Board considered HFMC’s periodic due diligence reviews of the Sub-adviser and ongoing oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades and other trading operations by the Sub-adviser, and approach to risk management with respect to the Funds. The Board considered HFMC’s oversight of the securities lending program for the Funds that engage in securities lending and noted the income earned by the Funds that participate in such program. The Board also considered HFMC’s day-to-day oversight of each Fund’s compliance with its investment objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HFMC’s oversight in this regard. Moreover, the Board considered HFMC’s oversight of potential conflicts of interest between the Funds’ investments and those of other funds or accounts, if any, managed by the Funds’ portfolio management personnel.
In addition, the Board considered HFMC’s overall strategic plan for, and ongoing commitment to review and re-assess, the Hartford funds product line-up. The Board also considered the expenses that HFMC had incurred, as well as the risks HFMC had assumed, in connection with the launch of new funds and changes to existing Hartford funds in recent years. The Board considered that HFMC is responsible for providing the Funds’ officers.
With respect to the Sub-adviser, which provides certain day-to-day portfolio management services for the Funds, subject to oversight by HFMC, the Board considered, among other things, the Sub-adviser’s investment personnel, investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience, including with respect to environmental, social and/or governance
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Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

(ESG) investing, to the extent applicable. The Board considered the experience of each Fund’s portfolio manager(s), the number of accounts managed by the portfolio manager(s), and the Sub-adviser’s method for compensating the portfolio manager(s). The Board also considered the Sub-adviser’s succession planning practices to ensure continuity of portfolio management services provided to the Funds and HFMC’s oversight of these practices.
The Board considered the benefits to shareholders of being part of the family of Hartford funds, including, with respect to certain share classes, the right to exchange investments between the same class of shares without a sales charge, the ability to reinvest Fund dividends into other Hartford funds (excluding the Hartford funds that are either an exchange-traded fund or a closed-end fund), and the ability to combine holdings in a Fund with holdings in other Hartford funds (excluding the Hartford funds that are either an exchange-traded fund or a closed-end fund) and 529 plans for which HFMC serves as the program manager to obtain a reduced sales charge. The Board considered HFMC’s efforts to provide investors in the Hartford funds with a broad range of investment styles and asset classes and the assumption of entrepreneurial and other risks by HFMC in sponsoring and providing ongoing services to new funds to expand these opportunities for shareholders. In addition, the Board observed that in the marketplace there are a range of investment options available to each Fund’s shareholders and such shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund.
Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to each Fund by HFMC and the Sub-adviser.
Performance of each Fund and the Advisers
The Board considered the investment performance of each Fund. In this regard, the Board reviewed the performance of each Fund over different time periods and evaluated HFMC’s analysis of each Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Broadridge comparing the investment performance of each Fund to an appropriate universe of peer funds. The Board noted that while it found the comparative data provided by Broadridge generally useful in evaluating a Hartford fund’s investment performance, the Board recognized the limitations of such data, including that notable differences may exist between a Hartford fund and its peers. For details regarding each Fund’s performance, see the Fund-by-Fund synopsis below.
The Board considered the detailed investment analytics reports provided by HFMC’s Investment Advisory Group throughout the year, including in connection with the approval of the continuation of the Agreements. These reports included, among other things, information on each Fund’s gross returns and net returns, the Fund’s investment performance compared to one or more appropriate benchmarks and relevant groups or categories of peer funds, various statistics concerning the Fund’s portfolio, a narrative summary of various factors affecting Fund performance, and commentary on the effect of current and recent market conditions. The Board also noted that, for The Hartford Capital Appreciation Fund, the Fund utilizes a multiple sleeve structure whereby each sleeve uses a different investment style and considered the performance attributions of the underlying portfolio managers. The Board considered the Advisers’ work with the Investment Committee, which assists the Board in evaluating the performance of each Fund at periodic meetings throughout the year and specifically with respect to the approval of the continuation of the Agreements. The Board considered that the Investment Committee, in its evaluation of investment performance at meetings throughout the year, focused particular attention on information indicating less favorable performance of certain Hartford funds for specific time periods and discussed with the Advisers the reasons for such performance as well as any specific actions that the Advisers had taken, or had agreed to take, to seek to enhance Fund investment performance and the results of those actions. The Board also considered the analysis provided by the Consultant relating to each Fund’s performance track record.
Based on these considerations, the Board concluded that it had continued confidence in HFMC’s and the Sub-adviser’s overall capabilities to manage the Funds.
Costs of the Services and Profitability of the Advisers
The Board reviewed information regarding HFMC’s cost to provide investment management and related services to each Fund and HFMC’s profitability, both overall and for each Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HFMC and its affiliates from all services provided to each Fund and all aspects of their relationship with the Fund, including information regarding profitability trends over time and information provided by Broadridge analyzing the profitability of investment managers to other fund complexes. The Board also requested and received information relating to the operations and profitability of the Sub-adviser. The Board considered representations from HFMC and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length on a Fund-by-Fund basis and that the sub-advisory fees are paid by HFMC and not the Funds. Accordingly, the Board concluded that the profitability of the Sub-adviser is a less relevant factor with respect to the Board’s consideration of the Sub-Advisory Agreements.
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Hartford Domestic Equity Funds
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

The Board considered that the Consultant had previously reviewed the methodologies and estimates used by HFMC in calculating profitability in connection with the continuation of the Management Agreements, including a description of the methodology used to allocate certain expenses. The Board noted that the Consultant previously reported that such process is reasonable, sound and consistent with common industry practice. The Board noted that HFMC’s process for calculating and reporting Fund profitability is consistent with the process previously reviewed by the Consultant.
Based on these considerations, the Board concluded that the profits realized by HFMC and its affiliates from their relationships with each Fund were not excessive.
Comparison of Fees and Services Provided by the Advisers
The Board considered comparative information with respect to the services rendered to and the management fees to be paid by each Fund to HFMC and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HFMC to the Sub-adviser with respect to each Fund. In this regard, the Board requested and reviewed information from HFMC and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for each Fund and the amount of the management fee retained by HFMC, and total operating expenses for each Fund. The Board also reviewed information from Broadridge comparing each Fund’s contractual management fees, actual management fees and total expense ratios relative to an appropriate group of funds selected by Broadridge. The Board considered such information from Broadridge in consultation with the Consultant. For details regarding each Fund’s fees and expenses, see the Fund-by-Fund synopsis below.
The Board considered the methodology used by Broadridge to select the funds included in the expense groups. While the Board recognized that comparisons between a Fund and its peer funds may be imprecise given, among other differences, the different service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Broadridge assisted the Board in evaluating the reasonableness of each Fund’s fees and total operating expenses. In addition, the Board considered the analysis and views of the Consultant relating to each Fund’s fees and total operating expenses and expense groups.
The Board also considered that HFMC provides nondiscretionary investment advisory services to model portfolios that pursue investment objectives and investment strategies similar to those of the Hartford Core Equity Fund and The Hartford Dividend and Growth Fund. The Board also received information regarding fees charged by the Sub-adviser to any other clients with investment strategies similar to those of the Funds, including any institutional separate account clients and registered fund clients for which the Sub-adviser serves as either primary investment adviser or sub-adviser. The Board considered the explanations provided by the Sub-adviser about any differences between the Sub-adviser’s services to the Funds and the services the Sub-adviser provides to other types of clients. In this regard, the Board reviewed information about the generally broader scope of services and compliance, reporting and other legal burdens and risks of managing registered funds compared with those associated with managing assets of non-registered fund clients such as institutional separate accounts.
Based on these considerations, the Board concluded that each Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters considered, were reasonable in light of the services provided.
Economies of Scale
The Board considered information regarding economies of scale, including the extent to which economies of scale may be realized as a Fund grows and whether fee levels reflect these economies of scale for the benefit of shareholders of the Fund. The Board reviewed the breakpoints in the management fee schedule for each Fund, if any, which reduce fee rates as the Fund’s assets grow over time. The Board recognized that a Fund with assets beyond the highest breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower effective management fee rates. The Board also recognized that a fee schedule that reaches a breakpoint at a lower asset level provides shareholders with the benefit of anticipated or potential economies of scale. The Board considered that expense limitations and fee waivers that reduce a Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if the Fund’s assets decline. In addition, the Board considered that initially setting competitive fee rates, pricing a Fund to scale at inception, and making additional investments intended to enhance services available to shareholders are other means of sharing anticipated or potential economies of scale with shareholders. The Board also considered that HFMC has been active in managing expenses of the Hartford funds in recent years, which has resulted in benefits being realized by shareholders. The Board also noted that, for Hartford Small Cap Value Fund, the Fund’s current low asset levels have kept the Fund from fully realizing the benefits of anticipated or potential economies of scale.
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Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

The Board reviewed and evaluated materials from Broadridge and the Consultant showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HFMC, Broadridge, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.
After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale, if any, would be shared for the benefit of each Fund’s shareholders based on currently available information and the effective management fees and total expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor any future growth in each Fund’s assets and the appropriateness of additional management fee breakpoints or other methods to share benefits from economies of scale as part of its future review of the Agreements.
Other Benefits
The Board considered other benefits to the Advisers and their affiliates from their relationships with the Funds.
The Board noted that HFMC receives fees for fund accounting and related services from the Funds, and the Board considered information on the profitability to HFMC from providing such services to the Funds. The Board also considered that each Fund pays a transfer agency fee to Hartford Administrative Services Company (“HASCO”), an affiliate of HFMC, equal to the lesser of: (i) the actual costs incurred by HASCO in connection with the provisions of transfer agency services, including payments made to sub-transfer agents, plus a reasonable target profit margin; or (ii) a specified amount as set forth in the Transfer Agency and Service Agreement by and between HMF and HMF II, on behalf of their respective Funds, and HASCO. The Board reviewed information about the profitability to HASCO of the Funds’ transfer agency function. The Board considered information provided by HFMC indicating that the transfer agency fees charged by HASCO to the Funds were fair and reasonable based on available industry data about fees charged by transfer agents to other mutual funds. The Board also noted that HFMC and HASCO had delegated certain fund accounting services and transfer agency services, respectively, to external service providers, subject to oversight.
The Board also considered that Hartford Funds Distributors, LLC (“HFD”), an affiliate of HFMC, serves as principal underwriter of the Funds. The Board noted that, as principal underwriter, HFD receives distribution and service fees from the Funds and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares.
The Board considered the benefits, if any, to the Sub-adviser from any use of a Fund’s brokerage commissions to obtain soft dollar research.
Fund-by-Fund Factors
For purposes of evaluating a Fund’s performance, the Board considered the Fund’s performance relative to similarly managed funds and the Fund’s performance relative to its benchmark. In particular, the Board considered the Fund’s performance of its Class A shares (net of all fees and expenses), as of March 31, 2023, and compared that performance to the Fund’s peer universe, which includes all funds within the same classification or category, as determined by Broadridge. The Board considered the Fund’s performance relative to its peer universe by evaluating its quintile ranking, with the 1st quintile representing the top performing funds within a peer universe and the 5th quintile representing the lowest performing funds. For purposes of evaluating the Fund’s performance relative to its benchmark, the Board considered the Fund’s performance of its Class I shares (net of all fees and expenses) as of March 31, 2023. The Board considered Fund performance to be “in line with” a Fund’s benchmark where it was 50 basis points above or below the benchmark return. With respect to fees and expenses, the Board considered the Fund’s contractual management fee, actual management fee, and total operating expenses of its Class A shares, as compared to the Fund’s expense peer group, which includes a group of similarly sized funds selected by Broadridge.
The Hartford Capital Appreciation Fund
•	The Board noted that the Fund’s performance was in the 3rd quintile versus its peer universe for the 1- and 5-year periods and the 4th quintile for the 3-year period. The Board also noted that the Fund’s performance was above its benchmark for the 1-year period and below its benchmark for the 3- and 5-year periods.
•	The Board noted that the Fund’s contractual management fee and actual management fee were in the 5th quintile of its expense group and its total expenses were in the 4th quintile.
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Hartford Domestic Equity Funds
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Hartford Core Equity Fund
•	The Board noted that the Fund’s performance was in the 4th quintile versus its peer universe for the 1-year period, the 5th quintile for the 3-year period and the 3rd quintile for the 5-year period. The Board also noted that the Fund’s performance was below its benchmark for the 1-, 3- and 5-year periods. The Board noted upcoming changes to the Fund’s portfolio management team.
•	The Board noted that the Fund’s contractual management fee, actual management fee and its total expenses were in the 1st quintile of its expense group.
The Hartford Dividend and Growth Fund
•	The Board noted that the Fund’s performance was in the 5th quintile versus its peer universe for the 1-year period, the 2nd quintile for the 3-year period and the 1st quintile for the 5-year period. The Board also noted that the Fund’s performance was above its benchmark for the 1-year period, in line with its benchmark for the 3-year period and below its benchmark for the 5-year period. The Board noted recent changes to the Fund’s portfolio management team.
•	The Board noted that the Fund’s contractual management fee was in the 4th quintile of its expense group, while its actual management fee was in the 3rd quintile and its total expenses were in the 2nd quintile. The Board also noted that HASCO had contractually agreed to limit its transfer agency fee for Class Y shares of the Fund.
The Hartford Equity Income Fund
•	The Board noted that the Fund’s performance was in the 1st quintile versus its peer universe for the 1-year period and the 2nd quintile for the 3- and 5-year periods. The Board also noted that the Fund’s performance was above its benchmark for the 1- and 5-year periods and in line with its benchmark for the 3-year period. The Board noted recent changes to the Fund’s portfolio management team.
•	The Board noted that the Fund’s contractual management fee was in the 4th quintile of its expense group, while its actual management fee and total expenses were in the 3rd quintile.
The Hartford Growth Opportunities Fund
•	The Board noted that the Fund’s performance was in the 4th quintile versus its peer universe for the 1- and 3-year periods and the 3rd quintile for the 5-year period. The Board also noted that the Fund’s performance was below its benchmark for the 1-, 3- and 5-year periods.
•	The Board noted that the Fund’s contractual management fee and total expenses were in the 4th quintile of its expense group, while its actual management fee was in the 5th quintile.
The Hartford Healthcare Fund
•	The Board noted that the Fund’s performance was in the 4th quintile versus its peer universe for the 1- and 3-year periods and the 5th quintile for the 5-year period. The Board also noted that the Fund’s performance was below its benchmark for the 1-, 3- and 5-year periods. The Board noted recent changes to the Fund’s portfolio management team.
•	The Board noted that the Fund’s contractual management fee and actual management fee were in the 4th quintile of its expense group and its total expenses were in the 3rd quintile.
The Hartford MidCap Fund
•	The Board noted that the Fund’s performance was in the 3rd quintile versus its peer universe for the 1-year period, the 4th quintile for the 3-year period, and the 5th quintile for the 5-year period. The Board also noted that the Fund’s performance was below its benchmark for the 1-, 3- and 5-year periods.
•	The Board noted that the Fund’s contractual management fee was in the 5th quintile of its expense group, while its actual management fee and its total expenses were in the 4th quintile.
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Hartford Domestic Equity Funds
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

The Hartford MidCap Value Fund
•	The Board noted that the Fund’s performance was in the 2nd quintile versus its peer universe for the 1- and 3-year periods and the 3rd quintile for the 5-year period. The Board also noted that the Fund’s performance was above its benchmark for the 1- and 3-year periods and in line with its benchmark for the 5-year period.
•	The Board noted that the Fund’s contractual management fee was in the 2nd quintile of its expense group, while its actual management fee was in the 3rd quintile and its total expenses were in the 4th quintile.
The Hartford Small Cap Growth Fund
•	The Board noted that the Fund’s performance was in the 4th quintile versus its peer universe for the 1-year period and the 5th quintile for the 3- and 5-year periods. The Board also noted that the Fund’s performance was below its benchmark for the 1-, 3- and 5-year periods. The Board noted upcoming changes to the Fund’s portfolio management team.
•	The Board noted that the Fund’s contractual management fee, actual management fee and total expenses were in the 3rd quintile of its expense group. The Board also noted that HASCO had contractually agreed to limit its transfer agency fee for Class Y shares of the Fund.
Hartford Small Cap Value Fund
•	The Board noted that the Fund’s performance was in the 3rd quintile versus its peer universe for the 1-, 3- and 5-year periods. The Board also noted that the Fund’s performance was above its benchmark for the 1-, 3- and 5- year periods.
•	The Board noted that the Fund’s contractual management fee and actual management fee were in the 2nd quintile of its expense group, while its total expenses were in the 4th quintile. The Board also noted that HFMC had contractually agreed to limit the expenses (exclusive of certain specified expenses) for the Fund.
The Hartford Small Company Fund
•	The Board noted that the Fund’s performance was in the 5th quintile versus its peer universe for the 1- and 3-year periods and the 3rd quintile for the 5-year period. The Board also noted that the Fund’s performance was below its benchmark for the 1-year period, in line with its benchmark for the 3-year period, and above its benchmark for the 5-year period. The Board noted recent changes to the Fund’s portfolio management team.
•	The Board noted that the Fund’s contractual management fee, actual management fee and total expenses were in the 3rd quintile of its expense group.
  *  *  *   *
Based upon the review of the factors summarized above, among others, the Board concluded that it is in the best interests of each Fund and its shareholders for the Board to approve the continuation of the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves
132

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT
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As used in this Privacy Notice:
Application means your request for our product or service.
Personal Financial Information means financial information such as:
a)	credit history;
b)	income;
c)	financial benefits; or
d)	policy or claim information.
Personal Financial Information may include Social Security Numbers, Driver’s license numbers, or other government-issued identification numbers, or credit, debit card, or bank account numbers.
Personal Health Information means health information such as:
a)	your medical records; or
b)	information about your illness, disability or injury.
Personal Information means information that identifies You personally and is not otherwise available to the public. It includes:
a)	Personal Financial Information; and
b)	Personal Health Information.
Transaction means your business dealings with us, such as:
a)	your Application;
b)	your request for us to pay a claim; and
c)	your request for us to take an action on your account.
You means an individual who has given us Personal Information in conjunction with:
a)	asking about;
b)	applying for; or
c)	obtaining;
a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.
If you have any questions or comments about this privacy notice, please feel free to contact us at The Hartford – Consumer Rights and Privacy Compliance Unit, One Hartford Plaza, Mail Drop: HO1-09, Hartford, CT 06155, or at ConsumerPrivacyInquiriesMailbox@thehartford.com.
This Customer Privacy Notice is being provided on behalf of The Hartford Financial Services Group, Inc. and its affiliates (including the following as of February 2023), to the extent required by the Gramm-Leach-Bliley Act and implementing regulations:
1stAGChoice, Inc.; Access CoverageCorp, Inc.; Access CoverageCorp Technologies, Inc.; Business Management Group, Inc.; Cervus Claim Solutions, LLC; First State Insurance Company; FTC Resolution Company LLC; Hart Re Group L.L.C.; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Distributors, LLC; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford Holdings, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Insurance, Ltd.; Hartford Integrated Technologies, Inc.; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford Management, Ltd.; Hartford Productivity Services LLC; Hartford of the Southeast General Agency, Inc.; Hartford of Texas General Agency, Inc.; Hartford Residual Market, L.C.C.; Hartford Specialty Insurance Services of Texas, LLC; Hartford STAG Ventures LLC; Hartford Strategic Investments, LLC; Hartford Underwriters General Agency, Inc.; Hartford Underwriters Insurance Company; Heritage Holdings, Inc.; Heritage Reinsurance Company, Ltd.; HLA LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lattice Strategies LLC; Maxum Casualty Insurance Company; Maxum Indemnity Company; Maxum Specialty Services Corporation; Millennium Underwriting Limited; MPC Resolution Company LLC; Navigators (Asia) Limited; Navigators Corporate Underwriters Limited; Navigators Holdings (UK) Limited; Navigators Insurance Company; Navigators International Insurance Company Ltd.; Navigators Management Company, Inc.; Navigators Management (UK) Limited; Navigators Specialty Insurance Company; Navigators Underwriting Agency Limited; Navigators Underwriting Limited; New England Insurance Company; New England Reinsurance Corporation; New Ocean Insurance Co., Ltd.; NIC Investments (Chile) SpA; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Property and Casualty Insurance Company of Hartford; Sentinel Insurance Company, Ltd.; The Navigators Group, Inc.; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company; Y-Risk, LLC.
Revised February 2023

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This report is submitted for the general information of the shareholders of the Funds referenced in this report. It is not authorized for distribution to persons who are not shareholders of one or more Funds referenced in this report unless preceded or accompanied by a current prospectus for the relevant Funds. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of any Fund listed in this report.
The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.
Investors should carefully consider a Fund’s investment objectives, risks, charges and expenses. This and other important information is contained in the Fund’s prospectus and summary prospectus, which can be obtained by visiting hartfordfunds.com. Please read it carefully before investing.
The Funds are distributed by Hartford Funds Distributors, LLC.
MFAR-DE23    12/23     Printed in the U.S.A.

(b)   Not applicable.

Item 2. Code of Ethics.

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description. The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions. A copy of the code of ethics is filed herewith.

Item 3.  Audit Committee Financial Expert.

The Board of Directors of the registrant (the “Board”) has designated David Sung as an Audit Committee Financial Expert. Mr. Sung is considered by the Board to be an independent director.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were:

$400,675 for the fiscal year ended October 31, 2023; $345,358 for the fiscal year ended October 31, 2022, as follows:

	Fiscal year ended October 31, 2023	Fiscal year ended October 31, 2022
PricewaterhouseCoopers LLP	$400,675	$324,958
BBD LLP	N/A	$20,400
Aggregate Fees	$400,675	$345,358

(b)

Audit Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were:

$11,000 for the fiscal year ended October 31, 2023; $0 for the fiscal year ended October 31, 2022, as follows. Audit-related services were principally in connection with consents for additional registration statements.

	Fiscal year ended October 31, 2023	Fiscal year ended October 31, 2022
PricewaterhouseCoopers LLP	$11,000	$0
BBD LLP	N/A	$0
Aggregate Fees	$11,000	$0

(c)	Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were:

$79,308 for the fiscal year ended October 31, 2023; $73,892 for the fiscal year ended October 31, 2022, as follows:

	Fiscal year ended October 31, 2023	Fiscal year ended October 31, 2022
PricewaterhouseCoopers LLP	$79,308	$73,892
BBD LLP	N/A	$0
Aggregate Fees	$79,308	$73,892

Tax-related services were principally in connection with, but not limited to, general tax services and excise tax services.

(d)

All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were:

$1,022 for the fiscal year ended October 31, 2023; $982 for the fiscal year ended October 31, 2022, as follows:

	Fiscal year ended October 31, 2023	Fiscal year ended October 31, 2022
PricewaterhouseCoopers LLP	$1,022	$982
BBD LLP	N/A	$0
Aggregate Fees	$1,022	$982

These fees were principally in connection with, but not limited to, general audit related products and services and an accounting research tool subscription.

(e) (1)

The Pre-Approval Policies and Procedures (the “Policy”) adopted by the Audit Committee of the registrant (also, the “Fund”) sets forth the procedures pursuant to which services performed by the independent registered public accounting firm for the registrant may be pre-approved. The following summarizes the pre-approval requirements under the Policy.

a)	The Audit Committee must pre-approve all audit services and non-audit services that the independent registered public accounting firm provides to the Fund.

b)

The Audit Committee must pre-approve any engagement of the independent registered public accounting firm to provide non-audit services to any Service Affiliate (which is defined to include any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund) during the period of the independent registered public accounting firm’s engagement to provide audit services to the Fund, if the non-audit services to the Service Affiliate directly impact the Fund’s operations and financial reporting.

c)

The Audit Committee, from time to time, may designate one or more of its members who are Independent Directors (each a “Designated Member”) to consider, on the Audit Committee’s behalf, any non-audit services, whether to the Fund or to any Service Affiliate, that have not been pre-approved by the Audit Committee. The Designated Member also shall review, on the Audit Committee’s behalf, any proposed material change in the nature or extent of any non-audit services previously approved. In considering any requested non-audit services or proposed material change in such services, the Designated Member shall not authorize services which would exceed $50,000 in fees for such services.

d)

The independent registered public accounting firm may not provide specified prohibited non-audit services set forth in the Policy to the Fund, the Fund’s investment adviser, the Service Affiliates or any other member of the investment company complex.

(e) (2)

One hundred percent of the services described in items 4(b) through 4(d) were approved in accordance with the Audit Committee’s Pre-Approval Policy. As a result, none of such services was approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

Less than 50% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the year ended October 31, 2023, were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were:

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant: $91,330 for the fiscal year ended October 31, 2023; $74,874 for the fiscal year ended October 31, 2022, as follows:

	Fiscal year ended October 31, 2023	Fiscal year ended October 31, 2022
PricewaterhouseCoopers LLP	$91,330	$74,874
BBD LLP	N/A	$0
Aggregate Fees	$91,330	$74,874

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser was $121,199 for the fiscal year ended October 31, 2023 and $120,925 for the fiscal year ended October 31, 2022, as follows:

	Fiscal year ended October 31, 2023	Fiscal year ended October 31, 2022
PricewaterhouseCoopers LLP	$121,199	$120,925
BBD LLP	N/A	$0
Aggregate Fees	$121,199	$120,925

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	The Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the annual report filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are generally effective to provide reasonable assurance, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of Ethics is filed herewith.
(a)(2)

Separate certifications for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.
(a)(4)	Not applicable.
(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE HARTFORD MUTUAL FUNDS II, INC.

Date: January 2, 2024	By:	/s/ James E. Davey
James E. Davey
President and Chief Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: January 2, 2024	By:	/s/ James E. Davey
James E. Davey
President and Chief Executive Officer

Date: January 2, 2024	By:	/s/ Ankit Puri
Ankit Puri
Treasurer
(Principal Financial Officer and Principal Accounting Officer)